UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-5141

Pacific Select Fund

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660
(Address of principal executive offices)

Robin S. Yonis
Vice President and Investment Counsel of
Pacific Life Insurance Company
700 Newport Center Drive
Post Office Box 9000
Newport Beach, CA 92660
(Name and address of agent for service)

Copies to:

Jeffrey S. Puretz, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401

Registrant’s telephone number, including area code: (949) 219-6767

Date of fiscal year end: December 31

Date of reporting period: January 1, 2006–December 31, 2006

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

December 31, 2006

Annual
Report

Pacific Select Fund

TABLE OF CONTENTS

PACIFIC SELECT FUND

Chairman’s Letter	A-1
Performance Discussion	A-2
Disclosure of Fund Expenses	B-1
Schedules of Investments and Notes	C-1
Financial Statements:
Statements of Assets and Liabilities	D-1
Statements of Operations	D-7
Statements of Changes in Net Assets	D-13
Financial Highlights	E-1
Notes to Financial Statements	F-1
Report of Independent Registered Public Accounting Firm	G-1
Trustees and Officers Information	H-1
Approval of Investment Advisory Agreement and Portfolio Management Agreements	H-4
Special Meetings of Shareholders	H-9
Where to Go for More Information	H-10

The 2006 Annual Report for the American Funds® Insurance Series (“AFIS”) will be mailed separately to all Pacific Life Insurance Company and Pacific Life & Annuity Company variable life insurance policyholders and variable annuity contract owners with allocations to the American Funds® Growth-Income and American Funds® Growth Portfolios of the Pacific Select Fund (“PSF”). For those shareholders, the AFIS Annual Report should be read in conjunction with the PSF Annual Report included herein.

PACIFIC SELECT FUND
Dear Shareholders:
     We are pleased to share with you the Pacific Select Fund (the Fund) Annual Report dated December 31, 2006. The Fund is the underlying investment vehicle for variable life insurance policies and variable annuity contracts offered by Pacific Life Insurance Company (Pacific Life) or its subsidiaries.
     Pacific Life, as adviser to the Fund supervises the management of all the Fund’s portfolios and manages two of the portfolios directly. For the other portfolios, with the exception of the American Funds® Growth-Income Portfolio and the American Funds® Growth Portfolio, Pacific Life has retained other firms to serve as portfolio managers under Pacific Life’s supervision. The American Funds Growth-Income Portfolio and the American Funds Growth Portfolio each invest all of their assets in a master fund, and therefore Pacific Life has not retained other portfolio managers to manage assets of these portfolios. The portfolio managers as of December 31, 2006 are listed below:

Portfolio Manager	Portfolio
AllianceBernstein L.P. (AllianceBernstein)	International Value
Batterymarch Financial Management, Inc. (Batterymarch)	International Small-Cap
BlackRock Investment Management, LLC (BlackRock)	Equity Index Small-Cap Index
Capital Guardian Trust Company (Capital Guardian)	Diversified Research Equity
Capital Research and Management Company (Capital Research) — adviser to the master Growth-Income and Growth funds	American Funds® Growth-Income American Funds® Growth
ClearBridge Advisors, LLC (ClearBridge)	Large-Cap Value
Columbia Management Advisors, LLC (Columbia)	Technology
Goldman Sachs Asset Management, L.P. (Goldman Sachs)	Short Duration Bond Concentrated Growth
J.P. Morgan Investment Management, Inc. (JP Morgan)	Diversified Bond
Janus Capital Management LLC (Janus)	Growth LT Focused 30
Jennison Associates LLC (Jennison)	Health Sciences
Lazard Asset Management LLC (Lazard)	Mid-Cap Value
Loomis, Sayles & Company, L.P. (Loomis Sayles)	Large-Cap Growth (formerly called Blue Chip)
MFS Investment Management (MFS)	Capital Opportunities International Large-Cap
Neuberger Berman Management Inc. (Neuberger Berman)	Fasciano Small Equity
NFJ Investment Group L.P. (NFJ)	Small-Cap Value
OppenheimerFunds, Inc. (Oppenheimer)	Multi-Strategy Main Street® Core Emerging Markets
Pacific Investment Management Company LLC (PIMCO)	Managed Bond Inflation Managed
Pacific Life	Money Market High Yield Bond
Van Kampen	Comstock Mid-Cap Growth Real Estate
Vaughan Nelson Investment Management, L.P. (Vaughan Nelson)	VN Small-Cap Value

     Each of the portfolio managers, or in the case of the master-feeder portfolios, the adviser to the master funds, has prepared a discussion regarding the performance of the portfolios they manage, including commentary discussing positive and negative factors affecting performance for the past twelve months.
     We appreciate your confidence and look forward to serving your financial needs in the years to come.

Sincerely,

James T. Morris	Thomas C. Sutton
Chairman of the Board and Chief Executive Officer(1)	Former Chairman of the Board and Chief Executive Officer(1)
Pacific Select Fund	Pacific Select Fund
(1) Mr. Sutton was Chairman of the Board and Chief Executive Officer and Mr. Morris was President of Pacific Select Fund during the period of this annual report. In anticipation of Mr. Sutton’s retirement from Pacific Life Insurance Company later this year, Mr. Sutton resigned as Chairman of the Board and Chief Executive Officer of Pacific Select Fund effective January 11, 2007 and Mr. Morris assumed those positions at that time.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

     The following market commentaries are written by the advisers and portfolio managers, and as such are based on their opinions of how their portfolio(s) performed during the year.
     This report may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include information concerning possible or assumed future results of the Fund’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments, and other aspects of the Fund’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements.
     Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that a portfolio manager believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements. In connection with any forward-looking statements and any investment in the Fund, investors should carefully consider the investment objectives, policies and risks described in the Fund’s current Prospectus and Statement of Additional Information as filed with the Securities and Exchange Commission (SEC), which may be obtained from the SEC’s website at www.sec.gov.
International Value Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the International Value Portfolio returned 25.69% **, compared to a 26.34% * return for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. AllianceBernstein assumed management of the portfolio on May 1, 2006.
Average Annual Total Returns for the periods ended December 31, 2006

	1 Year	5 Years	10 Years
International Value Portfolio **	25.69%	11.98%	5.62%
MSCI EAFE Index *	26.34%	14.98%	7.71%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. A supportive economic outlook, robust corporate earnings and booming mergers and acquisitions (M&A) activity extended the rally in international equities in 2006.
     Among the biggest contributors to performance over the quarter and the year were several of the portfolio’s industrial commodities holdings, such as Arcelor Mittal S.A., Xstrata P.L.C. and JFE Holdings, Inc., which benefited from consolidation in the steel and other metals industries. For the year, bid activity was also a catalyst for strong returns from the Spanish utility Endesa S.A., while Japan Tobacco, Inc. and Renault S.A. gained from their own restructuring efforts.
     The main detractors from performance over the period were Continental A.G. (Continental) and ING Canada, Inc. (ING). Continental gave back some of its impressive gains from earlier in the year, and ING issued slightly disappointing guidance. Over the year, European Aeronautic Defense & Space Co. N.V. (EADS) was the biggest detractor due to delays in Airbus’s new A380 plane. Japanese bank Sumitomo Mitsui Financial Group, Inc. also lagged due to concerns about the Japanese domestic economy. Despite these temporary setbacks, we, at AllianceBernstein, continue to find these stocks attractive based on their long-term earnings potential.
     Looking ahead to 2007, most investors expect a continuation of favorable economic and corporate trends, and valuations to remain reasonable compared to historical averages. While consensus expectations seem plausible, we believe many investors may have become excessively complacent. Several years of strong economic growth, low inflation and robust corporate profitability have resulted in unusually low levels of volatility and shrinking risk premium. However, our research and long experience as value managers have taught us to keep portfolio risk proportionate with the value opportunity we identify. Hence, our sector and factor exposures are more muted than usual. As always, we continue to tap the resources of our extensive research effort to uncover the value opportunities that do exist. Even in this environment of compressed valuation spreads, we continue to find many attractive values in individual stocks across industries, including financial, capital equipment, transportation and technology stocks.
International Small-Cap Portfolio
Q. How did the portfolio perform over the period ended December 31, 2006?
A. The International Small-Cap Portfolio commenced operations on May 1, 2006. For the period since inception through December 31, 2006, the portfolio returned 3.11% **, compared to a 9.75% * return for its benchmark, the S&P/Citigroup Extended Market Index (EMI) World Ex-US Index.
See explanation of symbols on A-30

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Total Returns for the period ended December 31, 2006 ***

Since Inception (5/1/06)
International Small-Cap Portfolio **	3.11%
S&P/Citigroup EMI World Ex-US Index *	9.75%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The period from May 1, 2006 (inception of the portfolio) through year end proved to be fruitful for global equity markets, despite worries about U.S. interest rate hikes and rising oil prices in the first half of the year; as concerns dissipated, equities globally made progress in the second half (as reflected in the Morgan Stanley Capital International (MSCI) World Index). The period saw record volumes for M&A and private equity deals, low volatility and growth in credit derivatives.
     As reflected in the benchmark, the United Kingdom (U.K.) market finished the year as the best performing region, with a return in U.S. dollars of over 22%. Sector performance was led by consumer staples and utilities. Finance ex-banks and industrials were also strong, while information technology was the weakest sector for the benchmark (albeit still positive).
     Continental Europe outperformed the other regions in the benchmark except the U.K. In the final quarter, the region more than made up the ground lost in a May-to-June market correction. M&A activity continued to be a driver, with under-geared balance sheets and corporations awash with cash.
     Japanese equities were the laggard within the benchmark for the period, with all sectors in Japan posting negative returns. The absence of both buying by domestic investors and the M&A activity in Japan weighed on the performance of small-capitalization companies in particular.
     With respect to stock selection, we rank the relative attractiveness of the investable universe of stocks daily across a number of fundamental dimensions-the same dimensions used by traditional investors. While our stock selection model did not add value in the third quarter, it performed well across all dimensions in the fourth quarter.
     The impact of stock selection was positive for the year in both the Japan and the Australia, New Zealand and Canada regions. On a sector level, stock selection in the materials sector in the Australia, New Zealand and Canada region was particularly strong, led by an overweight position versus the benchmark in LionOre Mining International Ltd. and EuroZinc Mining Corp.
     An underweight position versus the benchmark in the Australia, New Zealand and Canada region as a whole also benefited relative performance as the return for that region lagged the benchmark.
     Stock selection detracted from relative performance in Continental Europe, primarily in the information technology and consumer staples sectors. The former sector included two of the portfolio’s poorest performing securities on a relative basis in that region, Option N.V. and Advanced Digital Broadcast Holdings S.A.
     Region allocation also detracted from relative performance for the period, most notably an overweight position versus the benchmark in Japan, which posted negative returns for the period.
     Batterymarch’s investment strategy combines sophisticated quantitative techniques and fundamental investment disciplines. Our process focuses first on stock selection and second on the relative weighting of regions and sectors. We maintain a balance of size and sector for the portfolio across regions through the combination of portfolio construction rules and sector ranks.
Equity Index Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the Equity Index Portfolio returned 15.52% **, compared to a 15.78% * return for its benchmark, the Standard and Poor’s (S&P) 500 Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the S&P 500 Index.
Average Annual Total Returns for the periods ended December 31, 2006

	1 Year	5 Years	10 Years
Equity Index Portfolio **	15.52%	5.90%	8.14%
S&P 500 Index *	15.78%	6.18%	8.42%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The U.S. equity markets posted solid gains in 2006. All ten sectors in the S&P 500 Index recorded positive returns for the twelve-month period. The strongest-performing sectors which benefited the portfolio’s performance included telecommunication services, energy and consumer discretionary.
See explanation of symbols on A-30

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Conversely, the healthcare, information technology and industrials sectors posted the smallest gains for the year.
     The Federal Reserve Board (Fed) raised the target Federal Funds rate in four increments of 0.25% during the year, bringing the target rate from 4.25% to 5.25%. However, the Fed held the rate steady at its last four meetings in 2006.
     Strong growth in corporate earnings and significant upward revisions to earnings expectations have been a major driver of the equity bull market since 2003. Although the rate of upgrading has slowed from the exceptionally strong rates in previous years, recent news from the major corporate sectors generally has been upbeat. Earnings came in ahead of expectations in the last earnings rounds in Europe, Japan and the U.S., and have supported the rally in equities over recent months.
     The U.S. economy downshifted in 2006 with a very significant slowdown in housing leading the way. Despite this, corporate profit growth rose a double-digit percentage for an unprecedented fourth year in a row. Commodity price volatility increased significantly with an early-year run-up, followed by a mid-year pullback. Once again, non-U.S. markets, with the notable exception of Japan, outperformed the U.S. as the U.S. dollar resumed its weakness.
     While overall the year was a good one for equities, the first significant correction since 2002 enabled a change in leadership from smaller-capitalization, lower-quality, more cyclical stocks to larger-capitalization, higher-quality, more predictable stocks. After a brief mid-year scare, inflation pressures remained fairly low around the world, which was good news, especially in light of the unprecedented run-up in industrial commodity prices. In that regard, oil prices set a new all-time high in the summer, but corrected noticeably during the fall, giving further support to the equity market rally in the second half of 2006. The year also featured unprecedented share buy-backs and M&A activity as well as a switch in Congress from Republican to Democratic leadership. 2006 ends with the world awash in liquidity, global growth still quite strong despite the U.S. slowdown, record-high U.S. profitability, inflation and interest rates fairly low and confidence levels relatively strong.
     The portfolio is positioned such that the risk characteristics are similar to those of the S&P 500 Index.
Small-Cap Index Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the Small-Cap Index Portfolio returned 17.79% **, compared to an 18.37% * return for its benchmark, the Russell 2000 Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the Russell 2000 Index.
Average Annual Total Returns for the periods ended December 31, 2006

			Since Inception
	1 Year	5 Years	(1/4/99)~
Small-Cap Index Portfolio **	17.79%	10.83%	8.76%
Russell 2000 Index *	18.37%	11.39%	9.50%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The U.S. equity markets posted solid gains in 2006. The broad-market S&P 500 Index rose 15.78% * for the year. The returns of small-capitalization stocks exceeded those of large-capitalization company shares, as the Russell 2000 Index climbed 18.37% *.
     The Fed raised the target Federal Funds rate in four increments of 0.25% during the year, bringing the target rate from 4.25% to 5.25%. However, the Fed held the rate steady at its last four meetings in 2006.
     Strong growth in corporate earnings and significant upward revisions to earnings expectations have been a major driver of the equity bull market since 2003. Although the rate of upgrading has slowed from the exceptionally strong rates in previous years, recent news from the major corporate sectors generally has been upbeat. Earnings came in ahead of expectations in the last earnings rounds in Europe, Japan and the U.S., and have supported the rally in equities over recent months.
     The U.S. economy downshifted in 2006 with a very significant slowdown in housing leading the way. Despite this, corporate profit growth rose a double-digit percentage for an unprecedented fourth year in a row. Commodity price volatility increased significantly with an early-year run-up, followed by a mid-year pullback. Once again, non-U.S. markets, with the notable exception of Japan, outperformed the U.S. as the U.S. dollar resumed its weakness.
     While overall the year was a good one for equities, the first significant correction since 2002 enabled a change in leadership from smaller-capitalization, lower-quality, more cyclical stocks to larger-capitalization, higher-quality, more predictable stocks. After a brief mid-year scare, inflation pressures remained fairly low around the world, which was good news, especially in light of the unprecedented run-up in industrial commodity prices. In that regard, oil prices set a new all-time high in the summer, but corrected noticeably during the fall, giving further support to the equity market rally in the second half of 2006. The year also featured
See explanation of symbols on A-30

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
unprecedented share buy-backs and M&A activity as well as a switch in Congress from Republican to Democratic leadership. 2006 ends with the world awash in liquidity, global growth still quite strong despite the U.S. slowdown, record-high U.S. profitability, inflation and interest rates fairly low and confidence levels relatively strong.
     The portfolio is positioned such that the risk characteristics are similar to those of the Russell 2000 Index.
Diversified Research Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the Diversified Research Portfolio returned 11.97% **, compared to a 15.78% * return for its benchmark, the S&P 500 Index.
Average Annual Total Returns for the periods ended December 31, 2006

			Since Inception
	1 Year	5 Years	(1/3/00)~
Diversified Research Portfolio **	11.97%	5.67%	5.05%
S&P 500 Index *	15.78%	6.18%	1.12%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The S&P 500 Index achieved its biggest annual gain since 2003. All ten industry sectors advanced, with solid earnings and buyout news boosting materials, energy and consumer discretionary stocks. The healthcare and information technology sectors within the benchmark lagged. Within the benchmark, companies in the largest and smallest market capitalization quintiles outperformed the broad market, while the middle-capitalization range (companies between $15 billion and $32 billion) underperformed. The Dow Jones Industrial Average (DJIA) broke through its all-time high, notching its best quarterly gain in three years. Value stocks continued to outperform their growth peers and small-capitalization stocks outpaced large-capitalization stocks.
     Data released during the year indicated the U.S. economy was resilient. Lower oil prices contributed to diminishing inflation and a healthy rise in consumer spending, and employment and real wages both increased. The Federal Funds rate ended the year at 5.25% after several small shifts up during the second quarter. The housing sector started to show signs of weakness, but by the end of year new and existing home sales figures suggested the slumping market may be leveling off.
     Despite the information technology sector’s poor performance within the benchmark, the top contributor, in relative terms to results during the year was stock selection in the information technology sector, primarily within the communications equipment and semiconductor equipment industries. The top securities within technology for the year were Cisco Systems, Inc., Microsoft Corp., and Seagate Technology. Stock selection was also additive in the areas of consumer staples, where the portfolio’s holdings in food and household products were among the top performers for the year. Campbell Soup Co., Sara Lee Corp., Kraft Foods, Inc. and Energizer Holdings, Inc. were among the top contributors from this area.
     Portfolio results were dampened by stock selection in the financial sector, primarily among the portfolio’s consumer finance and real estate holdings. SLM Corp. was the top detractor from portfolio performance among financials after it faced market perception that earnings would be more volatile going forward, and the uncertain effects of the Democratic majority in the House and Senate on fiscal policy. Stock selection in the consumer discretionary and telecommunication service sectors were two other areas that detracted from portfolio results. Getty Images, Inc. and Williams-Sonoma, Inc. from the consumer discretionary and Sprint Nextel Corp. from the telecommunication services sector were the top detractors. The portfolio’s underweight position versus the benchmark to the financial sector and overweight to the healthcare sector were also mild detractors during the year.
     U.S. profit growth continues to surpass expectations and robust earnings have led to reasonable multiples even as shares have advanced. We, at Capital Guardian, believe favorable economic, geopolitical and corporate conditions will persist and that stocks should reap the rewards. With energy prices stabilizing and inflation returning to the Fed’s tolerable range, the economic picture appears bright in our opinion. We believe consumer demand will remain stronger than the market now anticipates, thanks to good employment and wage growth, and it appears that the housing market may be on the mend. However, we also believe the Fed may hold interest rates steady rather than lowering them in the coming months. Although we expect profit growth to slow somewhat in 2007, there is room for multiples to expand; by historical standards, stocks still look inexpensive against the current level of bond yields.
     We are maintaining the portfolio’s overweight position in the information technology sector, as we continue to find several holdings attractive for company-specific reasons. We do think that traditional value-oriented stocks look expensive, and we are attracted to the broad range of technology companies with a combination of better-than-average growth prospects and little or no valuation premium.
     The portfolio is composed primarily of domestic large- and mid-capitalization stocks selected solely by the firm’s equity research analysts. It represents the analysts’ very best investment ideas, which result from their thorough knowledge of the companies they follow.
Equity Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the Equity Portfolio returned 8.65% **, compared to a 9.07% * return for its benchmark, the Russell 1000 Growth Index.
See explanation of symbols on A-30

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Average Annual Total Returns for the periods ended December 31, 2006

	1 Year	5 Years	10 Years
Equity Portfolio **	8.65%	2.15%	3.34%
Russell 1000 Growth Index *	9.07%	2.69%	5.44%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. U.S. growth stocks, as measured by the Russell 1000 Growth Index, rose 9.07% in 2006. All ten industry sectors advanced on solid earnings, buyout news and economic data, with utilities the best-performing sector and energy the worst.
     Data released during the year indicated the U.S. economy was resilient. Lower oil prices contributed to diminishing inflation and a healthy rise in consumer spending, and employment and real wages both increased. The housing sector started to show signs of weakness, but by the end of the year new and existing home sales figures suggested the slumping market may be leveling off.
     The top contributor to portfolio results during the year was stock selection within the energy sector; specifically within the energy services industry. The top performing securities within energy were Schlumberger Ltd. and Weatherford International Ltd. Stock selection within information technology was also additive, specifically within the portfolio’s communications equipment, software, and semiconductor equipment holdings. Names within technology that added value included: Cisco Systems, Inc., Google, Inc., ATI Technologies, Inc., Microsoft Corp., and International Rectifier Corp. Results were also assisted by stock selection in the consumer staples and industrial sectors.
     The top detractor from results during the year was stock selection within the financial sector, primarily within the portfolio’s holdings in the consumer finance and real estate industries. Capital One Financial Corp. and SLM Corp. were the top detractors within financials during the year. Stock selection within the telecommunication service sector was also a detractor from results. The portfolio’s position in Sprint Nextel Corp. was the main reason for the telecommunication underperformance. From an asset allocation point of view, the overweight position in information technology and healthcare and underweight position in consumer staples, industrials, and materials detracted from results during the year.
     U.S. profit growth continues to surpass expectations and robust earnings have led to reasonable multiples even as shares have advanced. We, at Capital Guardian, believe favorable economic, geopolitical and corporate conditions could persist and that stocks could reap the rewards. With energy prices stabilizing and inflation returning to the Fed’s tolerable range, the economic picture appears bright in our opinion. We believe consumer demand will remain stronger than the market now anticipates, thanks to good employment and wage growth, and it appears that the housing market may be on the mend. However, we also believe the Fed may hold interest rates steady rather than lowering them in the coming months. Although we expect profit growth to slow somewhat in 2007, we believe there is room for multiples to expand; by historical standards, stocks still look inexpensive against the current level of bond yields.
     Drawing on research, we look across industries in selecting stocks for the portfolio. With a long-term perspective, we look for quality U.S. companies at attractive prices that will outperform their peers and the benchmark over time using the following growth criteria: above average net earnings growth, revenue growth, or operating cash flow growth.
American Funds Growth-Income Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the American Funds Growth-Income Portfolio (Feeder Growth-Income Portfolio) returned 14.77% **, compared to a 15.78% * return for its benchmark, the S&P 500 Index. The Feeder Growth-Income Portfolio invests all of its assets in Class 2 shares of the Growth-Income Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth-Income Fund). The Master Growth-Income Fund returned 15.20% for the same period. The performance for the Feeder Growth-Income Portfolio was slightly lower than the Master Growth-Income Fund due to expenses incurred by the Feeder Growth-Income Portfolio.
Average Annual Total Returns for the periods ended December 31, 2006

		Since Inception
	1 Year	(5/2/05)~
American Funds Growth-Income Portfolio **	14.77%	14.90%
S&P 500 Index *	15.78%	15.13%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
See explanation of symbols on A-30

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The discussion that follows relates to the master fund. The Master Growth-Income Fund (master fund) underperformed compared to its benchmark for the year. The U.S. stock market registered another solid year in 2006 as the economy continued to grow and corporate profits remained strong. Expectations of higher inflation diminished as oil prices declined during the second half of the year. The Fed, which raised the Federal Funds rate four times during the first half of the year, held the rate steady during the final six months. The year was a strong one for investors in almost every sector from U.S. stock and bond markets to markets around the globe.
     In many ways, the master fund’s return reflected these broader trends. The master fund’s holdings in the telecommunications sector, helped by the merger of AT&T, Inc. and Bell South Corp., boosted returns. During the first half of 2006, the performance of the master fund also benefited from its investments in oil companies, but as the price of oil dropped during the second half of 2006, those holdings lost value. By the end of the year, oil stocks had had little impact on returns of the master fund. On the negative side, the master fund’s investments in the information technology sector hurt returns. The master fund also maintained an above-average buying reserve throughout 2006, holding an average of about 13% of its assets in cash.
     While most markets around the world fared well, those outside the U.S. posted the greatest gains, rewarding individuals who invested a portion of their assets in non-U.S. stocks and bonds. The dollar’s slide against the euro and the British pound in 2006 also boosted the returns in non-U.S. markets when the gains were translated into dollars. Fixed-income markets in the U.S. and abroad also posted gains.
     While most investments posted good returns in 2006, outside the financial markets sector it was a tumultuous period. Violence increased in Iraq, and Democrats won control of both the House of Representatives and the Senate for the first time in twelve years. In addition, the long bull market in residential real estate finally came to an end. Despite the armed conflict in the Middle East and political change at home, the markets were dominated primarily by economic, not political, factors. Continued low long-term interest rates, a benign inflation outlook and healthy corporate profits combined to move the markets higher. The economic outlook lacked clarity when the year began. Oil prices, which can be a key driver of inflation, started rising early in the year, peaked in July and began retreating. By the end of the year, prices had declined to the level they were on January 1, 2006. After June, the Fed paused after a long series of short-term interest rate hikes. After four increases in the first six months of 2006, the U.S. central bank held the Federal Funds rate steady at 5.25% through the end of the year. Yields on the ten-year U.S. Treasury, a benchmark for mortgages and corporate bonds, also rose modestly during the year, from 4.4% to 4.7%.
     As we enter 2007, the economy and the markets are sending mixed signals about what lies ahead. Interest rates are relatively low by historical standards but the Fed has expressed its resolve to fight inflation. In addition, at the end of 2006, yields on short-term Treasury bills were higher than on long-term Treasury bonds. Historically “inverted yield curves” often preceded a recession. Yet there are also reasons for optimism. The economy continues to grow and corporate earnings remain strong despite their upward run over the last five years. Furthermore, U.S. stocks, as measured by the S&P 500 Index, are not out of line with historic price-to-earning ratios.
     We, at Capital Research, believe from experience, however, that the markets will not always be as strong as they have been in the recent past. Nevertheless, we remain confident in the long-term prospects of the global equity and fixed-income markets despite market fluctuations.
American Funds Growth Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the American Funds Growth Portfolio (Feeder Growth Portfolio) returned 9.81% **, compared to a 15.78% * return for its benchmark, the S&P 500 Index. The Feeder Growth Portfolio invests all of its assets in Class 2 shares of the Growth Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth Fund). The Master Growth Fund returned 10.22% for the same period. The performance for the Feeder Growth Portfolio was slightly lower than the Master Growth Fund due to expenses incurred by the Feeder Growth Portfolio.
Average Annual Total Returns for the periods ended December 31, 2006

		Since Inception
	1 Year	(5/2/05)~
American Funds Growth Portfolio **	9.81%	17.79%
S&P 500 Index *	15.78%	15.13%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The discussion that follows relates to the master fund. Although it had a solid year, especially compared to multi-capitalization growth funds, the master fund did not keep pace with its benchmark. The year was a strong one for investors in almost every sector from U.S. stock and bond markets to markets around the globe.
     Strong corporate earnings, a healthy economy and a benign outlook for inflation all combined to boost investors’ confidence and drive the markets higher during 2006. Oil prices rose during the first half of the year but at the end of the period, oil was essentially unchanged for the year. While most markets around the world fared well, those outside the U.S. posted the greatest gains, rewarding individuals who invested a portion of their assets in non-U.S. stocks and bonds. The dollar’s slide against the euro and the
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
British pound in 2006 also boosted the returns in non-U.S. markets when the gains were translated into dollars. Fixed-income markets in the U.S. and abroad also posted gains. After June, the Fed paused after a long series of short-term interest rate hikes. After four increases in the first six months of 2006, the U.S. central bank held the Federal Funds rate steady at 5.25% through the end of the year. Yields on the ten-year U.S. Treasury, a benchmark for mortgages and corporate bonds, also rose modestly during the year, from 4.4% to 4.7%.
     Despite the volatility in the price of oil, the portfolio’s investments in companies that provide oil equipment and services performed well. The fund’s performance also benefited from its holdings in software firms and communications equipment companies, as well as diversified telecommunication services firms. At the same time, the fund was negatively impacted by its investments in the automobile components and consumer services industries.
     As we enter 2007, the economy and the markets are sending mixed signals about what lies ahead. Interest rates are relatively low by historical standards but the Fed has expressed its resolve to fight inflation. In addition, at the end of 2006, yields on short-term Treasury bills were higher than on long-term Treasury bonds. Historically “inverted yield curves” often preceded a recession. Yet there are also reasons for optimism. The economy continues to grow, and corporate earnings remain strong despite their upward run over the last five years. Furthermore, U.S. stocks, as measured by the S&P 500 Index, are not out of line with historic price-to-earning ratios.
     We, at Capital Research, believe from experience, however, that the markets will not always be as strong as they have been in the recent past. Nevertheless, we remain confident in the long-term prospects of the global equity and fixed-income markets despite market fluctuations.
Large-Cap Value Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the Large-Cap Value Portfolio returned 17.58% **, compared to a 22.25% * return for its benchmark, the Russell 1000 Value Index, and a 15.78% * return for the S&P 500 Index.
Average Annual Total Returns for the periods ended December 31, 2006

			Since Inception
	1 Year	5 Years	(1/4/99)~
Large-Cap Value Portfolio **	17.58%	6.77%	7.00%
Russell 1000 Value Index *	22.25%	10.86%	7.74%
S&P 500 Index *	15.78%	6.18%	3.42%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. After a mid-year slump, the U.S. equity market began to accelerate, delivering a fourth consecutive year of positive returns. Continued signs of economic growth and strong corporate earnings, coupled with the pause of the Fed’s rate increase campaign and a drop in oil prices, fueled the market. Heavy M&A activity also helped push stocks higher. Market breadth increased noticeably with all S&P 500 Index sectors posting positive returns.
     The DJIA surged to a new all-time high of 12,511 (on 12/27/06) and the S&P 500 Index surpassed 1,400 for the first time since 2000. The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index lagged a bit due to sluggish performance of mega-capitalization technology shares but still managed to gain more than 10%.
     The equity market’s gains were particularly impressive given that all the year’s upside came since mid-year after a pullback, which resulted from concerns about the pace of inflation and economic growth and ultimately the uncertainty regarding the decision making of a new Fed chief. Subsequently, investors responded to a number of positive developments that began with the Fed’s decision to leave the Federal funds rate unchanged at 5.25% after seventeen consecutive rate increases, the sharp pullback in oil prices by year end; and signs of increased consumer confidence.
     Within the S&P 500 Index, leading sectors included telecommunication services, energy and consumer discretionary sectors and the lagging sectors included healthcare, technology and industrials.
     The sectors that contributed the most to the portfolio’s absolute performance for the year included the financials, consumer discretionary and energy sectors. Three of the portfolio’s sectors that lagged the portfolio’s absolute performance included materials, technology and utilities.
     Relative to the portfolio’s benchmark, the portfolio’s underperformance during the period was attributable to both sector allocation and security selection. An overweight position in telecommunication services and an underweight position in technology contributed positively to performance; however, this benefit was offset by the underweight position in energy and the overweight position in healthcare, which held back performance. Security selection was strongest in the consumer discretionary and energy sectors and weakest in the telecommunication services and healthcare sectors.
     Top contributors to portfolio performance during the period included AT&T, Inc., Merrill Lynch & Co., Inc., Marathon Oil Corp., News Corp. and The Goldman Sachs Group, Inc. We sold the portfolio’s position in Marathon Oil in August due to the sharp rise in the stock price coupled with what we believe to be increasing concerns about the sustainability of high U.S. refining margins.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     Stocks that detracted from the portfolio’s performance came from a number of different sectors and included Sprint Nextel Corp., UnitedHealth Group, Inc., Capital One Financial Corp., Sara Lee Corp. (Sara Lee) and Nortel Networks Corp. (Nortel Networks). We sold the portfolio’s positions in Nortel Networks and Sara Lee in March and June, respectively, since we came to believe that the corporate turnaround strategies these companies were pursuing were going to take longer than expected and we were less confident they would generate positive operating results.
     During the period, the healthcare and energy sector exposure was reduced in the portfolio, and the industrials weightings were increased. The portfolio is currently overweight in industrials, consumer discretionary and telecommunication services sectors and underweight in energy, financials and utilities sectors versus the portfolio’s benchmark.
     We, at Clearbridge, emphasize individual security selection while diversifying the portfolio’s investments across industries, which may help to reduce risk. We seek to identify those companies with favorable valuations and attractive growth potential. We employ fundamental analysis to analyze each company in detail, evaluating its management, strategy and competitive market position. In selecting individual companies for investment, we look for: company specific items such as competitive market position, competitive products and services, experienced management team and stable financial situation; share prices that appear to be temporarily oversold or do not reflect the positive company developments; share prices that appear to undervalue the company’s assets; and special situations including corporate events, changes in management, regulatory changes or turnaround situations.
Technology Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the Technology Portfolio returned 9.34% **, compared to a 10.75% * return for its benchmark, the Merrill Lynch 100 Technology Index.
Average Annual Total Returns for the periods ended December 31, 2006

			Since Inception
	1 Year	5 Years	(1/2/01)~
Technology Portfolio **	9.34%	1.08%	-7.57%
Merrill Lynch 100 Technology Index *	10.75%	4.39%	-2.94%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio’s underperformance relative to the benchmark can be primarily attributed to stock selection in the computer and peripherals, software and semiconductor industries.
     Over the course of 2006, we, at Columbia, remained true to our investment discipline by looking for attractive growth opportunities with reasonable valuations in technology or technology-related companies. Similar to 2005, we continued to favor consumer product cycles, expansion of Internet adoption, and a growing trend toward mobility and wireless communication. Some of the top performing stocks in the portfolio were international companies that either served the global developed technology marketplace or whose growth was driven by the emerging markets’ rapid adoption of technology. Areas of strength in 2006 included wireless telecommunication services, communications equipment and technology companies serving the aerospace and defense industry.
     Wireless service provider Millicom International Cellular S.A., which experienced strong growth in emerging markets such as Latin America and South Asia, performed well in the fourth quarter. As global demand for wireless services grew in 2006 and more content was being transmitted, the tower stocks, such as American Tower Corp. and Crown Castle International Corp., benefited and produced strong returns for the portfolio. Ceradyne, Inc. (Ceradyne) and Kenexa Corp. (Kenexa) were two holdings in the portfolio that contributed to performance over the course of the year. Ceradyne, a manufacturer of advanced ceramic technology products used in military body armor, saw an elevated demand for their products as a result of increased military spending. Kenexa, a maker of specialty software used by corporations’ human resources departments to retain and recruit employees, saw demand for their products grow as the domestic unemployment rate declined.
     Holdings in semiconductor companies Marvell Technology Group Ltd. and Zoran Corp. detracted from portfolio performance. Stock selection in the software industry hurt relative performance, first because the portfolio did not own enough of two stocks, BEA Systems, Inc. and BMC Software, Inc., both of which experienced significant gains throughout the year, and, second, by maintaining a position in struggling Wind River Systems, Inc. In the computer and peripherals industry, relative performance was negatively affected by not owning Lexmark International, Inc. and Sun Microsystems, Inc. due to longer term concerns regarding their market positions.
     The technology sector finished the year on a strong note. Within the technology sector, Internet software and services, computers and peripherals and office electronics posted strong gains. The electronic equipment and software groups were the weaker areas in the technology sector. We used the strength of the technology sector toward the close of the year to book some gains and position the portfolio in a more defensive manner. At year end, the portfolio had significantly lowered its exposure in semiconductor and semi-equipment relative to the benchmark and used the proceeds from these sales to increase exposure in what we believe will be the more stable communications equipment and Internet software and services groups. As always, we will look for any significant weakness as a potential buying opportunity in some of the more volatile semi- and software segments.
     The portfolio will continue to apply research intensive bottoms up analysis to themes and trends we have identified within the technology market.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Short Duration Bond Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the Short Duration Bond Portfolio returned 4.27% **, compared to a 3.96% * return for its benchmark, the Merrill Lynch 1-3 Year Treasury Index.
Average Annual Total Returns for the periods ended December 31, 2006

			Since
			Inception
	1 Year	3 Years	(5/1/03)
Short Duration Bond Portfolio **	4.27%	2.34%	2.17%
Merrill Lynch 1-3 Year Treasury Index *	3.96%	2.17%	2.08%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. A number of continuing themes characterized the twelve-month period that ended December 31, 2006. While the prevailing theme over the course of 2006 was an overall gradual moderation in economic growth, particularly within housing, economic data continued to be mixed. Despite weakness in the housing sector and declining energy prices, strength in employment data and robust corporate earnings led to uncertainty in the bond market. Continued resilience in certain areas of the economy pointed to the potential of a soft landing in 2007. The Fed continued to raise interest rates in the first half of the year, bringing the targeted Federal Funds rate to 5.25%. However, the Fed paused in August, citing the need to balance the obvious weakening of the housing sector with the persistence of inflationary pressures. A cautious Fed cited continued inflationary concerns moving into 2007. Following the hike in rates, yields sold off across the Treasury curve. However, short-term yields rose more dramatically than did long-term yields, leading to a further flattening of the yield curve. Overall, the ten-year Treasury yield rose 31 basis points over the period, closing at 4.70%. Investment grade spread sectors continued to post strong performance relative to Treasuries over the reporting period, with the corporate and mortgage sectors generating the best results.
     A combination of top-down and bottom-up strategies drove returns over the year. We, at Goldman Sachs, maintained a shorter duration relative to the benchmark based on our belief that rates would move higher. This positioning contributed to relative returns as the Treasury curve sold off over the year. Overall, cross-sector strategies also helped enhance results as spread sectors posted robust performance over the year. The portfolio maintained exposures to the mortgage, government and corporate sectors, which all performed well in 2006. Within our bottom-up strategies, we sought to add value in security specific trades. Over the period, we favored bonds with less exposure to implied volatility and housing turnover. These included seasoned 15-year mortgage-backed securities and super-senior AAA adjustable rate mortgage floaters, as well as super-senior AAA collateralized mortgage-backed securities. Within asset-backed securities we focused on home equity floaters where we have been finding attractive relative value. These positive security selection strategies helped to offset the underperformance of the portfolio’s holdings of Treasury Inflation Protected Securities (TIPS). These securities detracted from performance as inflation data came in lower than expected. Selection of financial credits within the corporate sector also modestly contributed to performance.
     Despite maintaining a cautious tone on the inflation outlook for 2007, we believe that the Fed has reached the end of its interest rate tightening cycle. We hold a short duration positioning, however, on the belief that interest rates are currently low and the potential for a Fed easing cycle is being priced into the market sooner than we anticipate. We expect U.S. monetary policy to remain on hold for the first half of 2007 until inflation moves toward the lower end of the Fed’s comfort zone of 1-2%. We believe a combination of a softer housing market and the lagged effects of monetary policy should keep U.S. growth below average for the next four quarters. As a result, we expect Gross Domestic Product (GDP) growth to average 2.3% in 2007, and a 25-basis point interest rate cut over the second half of the year. Our forecast for consumer inflation in 2007 is 2.3%, in-line with consensus. At current spread levels, we continue to believe most sectors appear over- or fully-valued, especially in the investment grade universe. Thus, we are focusing on security selection strategies and taking advantage of opportunities to add value in security-specific trades.
Concentrated Growth Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the Concentrated Growth Portfolio returned 10.02% **, compared to a 9.07% * return for its benchmark, the Russell 1000 Growth Index.
Average Annual Total Returns for the periods ended December 31, 2006

			Since
			Inception
	1 Year	5 Years	(5/1/00)
Concentrated Growth Portfolio **	10.02%	2.20%	-9.86%
Russell 1000 Growth Index *	9.07%	2.69%	-5.39%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. After a sluggish start in 2006, the U.S. stock market rallied sharply from mid-July through December. For the year as a whole, the S&P 500 Index returned 15.78%, its best performance since 2003. All ten sectors in the S&P 500 Index rose during the year, led by telecommunication and energy stocks. In contrast, healthcare and information technology stocks underperformed. The stock market rose due to a pause in Fed rate hikes, moderating oil prices, continued strong corporate profits, and a robust M&A environment.
     During the one-year period, energy was the top contributing sector to overall performance in the portfolio. All of the portfolio’s energy holdings, Schlumberger Ltd., Suncor Energy, Inc. and Baker Hughes, Inc. posted double-digit returns during the year. The portfolio continues to benefit from our stock selection in the sector. Although many energy companies’ earnings are directly linked to the price of the commodity, we, at Goldman Sachs, search for those companies that are not in the business of buying or selling oil. Our bottom-up stock selection has focused the portfolio’s energy weight in oil well services and non-traditional oil companies. These companies tend not to be affected by exploration or depletion risk, large capital investments or falling output rates. We believe this should lead to long-term sustainable growth in the portfolio.
     The McGraw-Hill Cos., Inc. (McGraw-Hill) was the top contributor to performance across the entire portfolio during the period as it reported higher fiscal third quarter earnings and boosted its 2006 revenue outlook. While the education market continued to show weakness, we attributed the company’s strength to improved cost management and performance within its financial services segment: Standard & Poor’s. We continue to favor the ratings agency and believe it has strong fundamentals which should enable it to sustain double-digit growth rates in the long term. McGraw-Hill also announced that it expects to post double-digit earnings growth in 2007.
     On the positive side within the technology sector, shares of Research In Motion Ltd. (Research In Motion) were up significantly, driven by rallies in September and November that resulted from continued indications of consumer interest for the BlackBerry Pearl product. In addition, more carriers, including major operators in Europe (i.e. Vodafone Group, Inc.) as well as Cingular Wireless LLC in the U.S., have launched the Pearl. We believe the multimedia device should be largely incremental to the company’s growth as it expands its addressable market from the corporate into the higher end consumer market. The opportunity for Research In Motion to penetrate international markets, such as Europe and Asia, could potentially drive growth, as only 25% of BlackBerry subscribers are currently located outside of North America. For example, Research In Motion just launched the Pearl with NTT DoCoMo, Inc., the largest wireless carrier in Japan, which represents a significant long-term opportunity.
     In October, Harrah’s Entertainment, Inc. received bids from private equity firms, which drove shares of the company up significantly. The deal indicates private equity firms’ newfound interest in the gaming sector. We took the opportunity to trim the position as we believe the value of the business is beginning to be fully recognized by the market. This event demonstrates how adherence to our discipline regarding a high quality business recently out of favor can benefit the portfolio when other market participants realize the company’s long-term growth potential.
     Freddie Mac’s performance turned around in the third quarter and continued to move upward throughout the entire second half of 2006. In some months, it was the top contributor to performance in the financials sector. The company’s turnaround began as the overhang from accounting and political issues started to lift. We believe that as Freddie Mac’s regulator and Congress work through resolutions in these areas, the stock will likely trade based more on its strong fundamentals than political uncertainty. We believe market sentiment has already started to shift in this direction.
     Shares of Yahoo!, Inc. (Yahoo), sold off after the company reported second quarter earnings and warned of weakness in third quarter sales due to slower-than-expected growth in auto and financial advertising spending. Slightly lower-than-expected second quarter revenue was attributed to the company’s lower revenue share in the search category of advertising. However, we observe that Yahoo is holding its share in total number of searches from a volume perspective. In our view, the market overreacted to these issues as the termination of some lower quality affiliate advertisers should improve Yahoo’s network quality and monetization (revenue per search) over time. We believe that Project Panama, Yahoo’s new search platform, should help close the monetization gap with Google, Inc. (Google). Nothing has changed regarding our long-term secular view on growth in online advertising, and we believe Yahoo is one of the top franchises (along with Google) in this area. We took advantage of the stock’s weakness by adding to the position, as we believe Yahoo’s valuation is attractive.
     Shares of XM Satellite Radio Holding, Inc. detracted from returns as the company lowered its subscriber forecast for 2006 twice during the period. While the company’s performance was weak for most of the year, we began to see it turn around in November as the company reported narrower third quarter losses, which were relatively in line with guidance, and reported a better-than-expected revenue forecast for 2006. Its shares rose on the news as the company cited an addition of 868,000 new subscribers and lower turnover in its existing subscriber base. We remain confident in the company’s long-term growth potential and believe it is well positioned, specifically through the Original Equipment Manufacturer (OEM) channel as Toyota and Honda have agreed to preinstall XM Satellite Radios in their vehicles beginning in 2007.
     We believe that the portfolio is very well positioned for potential excess returns when many of the macro trends that were headwinds over the past few years start to change. When this occurs, we believe it will create an investment environment that bodes well for our strategy of investing in high-quality growth companies. Those multi-year trends include value stocks outperforming growth stocks, low quality stocks outperforming high quality stocks and cyclical growth companies outperforming sustainable growth companies. The portfolio is comprised of high-quality businesses that generate free cash flow and have long-term double-digit earnings-per-share growth rates. After seventeen interest rate increases, consensus views expect the economy to moderate and aggregate profit growth to slow. In that environment, we believe our higher-quality investments in those businesses that are less dependent on a strong economy for growth should outperform the portfolio’s benchmark and our competitors.
Diversified Bond Portfolio
Q. How did the portfolio perform over the period ended December 31, 2006?
A. The Diversified Bond Portfolio commenced operations on May 1, 2006. For the period since inception through December 31, 2006, the portfolio returned 5.20% **, compared to a 5.20% * return for its benchmark, the Lehman Brothers Aggregate Bond Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Total Returns for the period ended December 31, 2006 ***

Since
Inception
(5/1/06)
Diversified Bond Portfolio **	5.20%
Lehman Brothers Aggregate Bond Index *	5.20%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The first quarter saw broad economic growth at a solid pace, driven by healthy non-farm payrolls and tight labor market conditions. After a moderate slowdown in the second and third quarters, a majority of reports released in the fourth quarter pointed to a rebound in economic growth. Consumer confidence remained healthy through December, with the Conference Board Consumer Confidence Index ending the year at its highest level since April.
     Meanwhile, most manufacturing surveys signaled a slowing in the sector at the end of the year, with the national Institute for Supply Management (ISM) manufacturing index falling below 50 in November for the first time since April of 2003, before rebounding to 51.4 in December. Employment numbers remained firm, with solid increases in non-farm payroll figures throughout the year. The upwardly revised third-quarter average for payrolls was 203,000, and the average unemployment rate came in at 4.7%. Housing data suggested that the sector had already begun to bottom out after declining in the first three quarters. The Fed decided to hold rates at 5.25% at its August meeting, after seventeen consecutive rate hikes, noting moderating inflationary pressures. The year-on-year core Consumer Price Index (CPI) was 2.6% for 2006.
     The emerging market debt sector was a strong contributor to performance throughout the period due to strong economic fundamentals, debt buybacks, continued support from global central banks and a healthy yield demand. The high yield market posted strong performance throughout 2006, particularly in the second half of the year, driven by the diminishing prospect of additional Fed tightening, solid earnings, strong equity markets and historically low default rates.
     Despite a large amount of new issuance and some profit-taking later in the year, the portfolio’s overweight position to asset-backed securities relative to the benchmark was a positive contributor as the sector experienced strong demand from a broad investor base over the course of the period. Collateralized mortgage-backed spreads contributed as they held firm throughout the year, a result of robust demand. In the investment-grade corporate sector, led by financials, hybrids and higher-beta names, the portfolio has benefited from the tightening spreads over the second half of the year. Selected yield curve and macro positions detracted from portfolio performance in the second half of the year as the shape of the curve moved opposite of our expectations.
     We, at JP Morgan, expect real disposable income to be boosted by bonus and stock option growth in the first quarter of 2007. In addition, low energy prices should continue to support discretionary income. Income growth should lead to a pick-up in consumption, with solid consumer spending continuing through the second quarter. We look for residential construction to pose less of a drag in the first quarter than it was in the fourth, and for the housing market correction to dissipate by the second quarter of 2007. This should set the stage for GDP growth to remain solid during the second quarter, despite a small decline in consumption. The prospect of a Fed ease should fade by the end of the first half, with a mild increase of 25 basis points to the fed funds rate expected by year-end. We anticipate that over the second half of the year, higher interest rates across the curve will slow growth to the economy’s trend rate of about 2.50% - 2.75%.
Growth LT Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the Growth LT Portfolio returned 9.72% **, compared to a 15.78% * return for its benchmark, the S&P 500 Index.
Average Annual Total Returns for the periods ended December 31, 2006

	1 Year	5 Years	10 Years
Growth LT Portfolio **	9.72%	4.42%	9.07%
S&P 500 Index *	15.78%	6.18%	8.42%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Concerns over elevated commodity prices and uncertainty over the Fed’s monetary policy heavily influenced equity markets during the year. As surging energy prices fueled inflationary fears in the spring and early summer, the Fed continued to tighten credit conditions. The Fed raised the
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
overnight lending rate four times, for 100 basis points, through June of 2006 — adding to the 325 basis points of tightening instituted by the central bank since June 2004. Nonetheless, by late summer, retreating energy prices and evidence of a softening economy helped to persuade Fed policymakers to hold rates unchanged at 5.25% at its August, September, October and December meetings. Some investors took this pause as an indication that the Fed may be finished with near-term interest rate hikes, and might even cut rates in the foreseeable future. However, policymakers continued to warn of underlying inflationary pressures and tight resource capacity.
     Sectors that contributed positively to performance included the consumer discretionary, financials, and industrial sectors. From a sector perspective, detractors from performance included information technology sector holdings.
     Looking more closely at the consumer discretionary sector, department store leader Nordstrom, Inc., which was added to the portfolio during the year, made a positive contribution to performance. The company has reported strong sales and company store traffic all year. We, at Janus, remain constructive on the stock, believing that further leveraging of its operating infrastructure and systems improvements, coupled with store penetration into the Northeast, will enable Nordstrom to generate solid revenue and earnings. Lamar Advertising Co., the outdoor billboard advertising company, also boosted portfolio performance during the year. Looking ahead, we believe that the transition to digital billboards will help drive faster revenue growth and improved margins. Given this outlook, we added to the position during the year.
     Within the industrials sector, The Boeing Co. (Boeing) generated positive gains for the portfolio. Boeing recently reported better-than-expected margins and raised earnings guidance for 2007. Clearly the company has been able to gain market share at EADS’s expense given its operational difficulties. We believe that Boeing will continue to dominate the wide-body market and that the aerospace cycle will be extended. Precision Castparts Corp., a key supplier to the aerospace industry, also made a positive contribution to performance after being added to the portfolio during the year.
     While energy holdings lagged the benchmark in the aggregate, Exxon Mobil Corp. (Exxon) made the largest single positive contribution to the portfolio’s performance during the year, benefiting from high commodity prices, solid earnings, and a reasonable valuation. Exxon remains a core holding in the portfolio given its diverse assets, high free cash flow generation, active stock repurchase, and attractive production growth profile.
     While the aggregate healthcare sector also lagged the benchmark, select stocks like Celgene Corp. (Celgene) and Roche Holdings A.G. (Roche) were some of the top performers in the portfolio. Celgene, a New Jersey-based biotechnology company, gained after its blood disorder drug, Revlimid, was approved by the Food and Drug Administration (FDA) for patients with multiple myeloma. More recently, our proprietary research suggested that Revlimid has the potential to be approved for other indications. Staying within the cancer space, Swiss-based Roche gained as Avastin, the cancer drug developed by its partner Genentech, Inc., was launched during the year. Roche holds the non-U.S. marketing rights to this key cancer drug.
     Select holdings within the technology sector detracted from performance during the period. Yahoo!, Inc. (Yahoo) was the single largest detractor from performance, challenged on two fronts during 2006. First, the company delayed the launch of its new search monetization algorithm, Project Panama. Secondly, the company reported weaker than expected advertising spending by auto and financial advertisers. While frustrating, it appears the key metrics of the business remain on track — new users, total registered users, page view growth — and continue to grow at satisfactory rates. We added slightly to the portfolio’s position in Yahoo during the year, given its attractive valuation and identifiable catalyst (search monetization) that is expected to accelerate revenue growth.
     Staying within the information technology sector, Advanced Micro Devices, Inc. declined during the year. The stock came under pressure on concerns about pricing pressure from Intel Corp. More recently, there has been concern about earnings dilution related to the company’s recent acquisition of ATI Technologies, Inc. Investors have also been concerned about further pricing pressure from Intel. We added to the position, given the company’s valuation compared to its growth outlook.
     UnitedHealth Group, Inc., a leading healthcare provider, experienced weakness early in the year on concerns that its recent acquisition of Pacific Care Health Systems, Inc. could result in slightly softer earnings in the first half of 2006. The stock came under further pressure in the spring time amidst concerns about rising medical costs, as well as inquiries relating to back-dating of executive options. The portfolio’s position was sold.
     Organic food retailer Whole Foods Market, Inc. (Whole Foods) declined after reporting that company store sales had reached a moderated level, after posting years of double digit gains, and it also guided down future company store expectations. We have maintained exposure to the name, given our continued robust outlook for growth as Whole Foods expands its store base over the next few years.
     At the end of the period, the portfolio was underweight versus the benchmark in energy, financials and materials sectors, while overweight consumer discretionary, healthcare and information technology. Looking ahead, we remain constructive in the risk/reward profile of the holdings in the portfolio, despite the recent strength in the equity markets.
     We continue to focus on our bottom-up approach in choosing investments in companies with earnings growth potential.
Focused 30 Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the Focused 30 Portfolio returned 23.71% **, compared to a 15.78% * return for its benchmark, the S&P 500 Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Average Annual Total Returns for the periods ended December 31, 2006

			Since
			Inception
	1 Year	5 Years	(10/2/00)~
Focused 30 Portfolio **	23.71%	11.74%	3.59%
S&P 500 Index *	15.78%	6.18%	1.49%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Concerns over elevated commodity prices and uncertainty over the Fed’s monetary policy heavily influenced equity markets during the year. As surging energy prices fueled inflationary fears in the spring and early summer, the Fed continued to tighten credit conditions. The Fed raised the overnight lending rate four times, for 100 basis points, through June of 2006 — adding to the 325 basis points of tightening instituted by the central bank since June 2004. Nonetheless, by late summer, retreating energy prices and evidence of a softening economy helped to persuade Fed policymakers to hold rates unchanged at 5.25% at its August, September, October and December meetings. Some investors took this pause as an indication that the Fed may be finished with near-term interest rate hikes, and might even cut rates in the foreseeable future. However, policymakers continued to warn of underlying inflationary pressures and tight resource capacity. While paying attention to the macroeconomic and market factors that are a backdrop to the business fundamentals of the companies the portfolio owns, we, at Janus, remain focused on seeking companies that can deliver growth in any economic environment.
     Strong stock selection within the consumer discretionary and industrial sectors drove outperformance during the year. Solid returns from holdings in the materials sector also contributed to positive relative results. Picks within technology, coupled with an underweight sector position, further bolstered returns. On the flip side, security selection within the telecommunication sector detracted. Though an overweight position in the sector was positive, many of the best performing telecommunication stocks were absent from portfolio holdings. Laggards among energy holdings and consumer staples also pressured relative results.
     Within the consumer discretionary sector, Shanghai-based Focus Media Holding Ltd. was among the top-performing positions in the portfolio for the year. The company, China’s largest overseas-listed advertising firm, posted strong third quarter results as many large customers spent more money marketing products to Chinese consumers. Another strong performer in the consumer discretionary sector, Vistaprint Ltd., a company that we believe has open-ended growth potential, is transforming the short-run printing business with its proprietary print layout technology and online business model. The stock rose after reporting better-than-expected revenues and earnings early in the fourth quarter as prior capital expenditures paid off.
     Within the industrials sector, undervalued growth holding ABB Ltd. was a top performer for the time period. After reporting strong results from the previous quarter, the leading power grid provider continued its market dominance. Performance was driven partly by increasing global infrastructure spending and by lower costs associated with moving production from Europe to Asia. Strong free cash flow, the long-term secular need for improved power transmission, and dominant market share supported the portfolio’s continued investment in the company.
     Also in industrials sector, America Latina Logistica S.A. was an important contributor to the performance. This is the only railroad for transporting Southern Brazil’s crops to port and is a low-cost alternative to trucking. The company is improving their operations and infrastructure in an attempt to dramatically expand their customer base, capturing more volume from agricultural companies in their region. This management team has proven its ability to cut costs and improve operations as well as added an adjacent rail system north of its primary network. We believe the company will be able to dramatically improve that network from both the revenue and cost sides of the business, driving rapid earnings growth. The growth prospects are strong as Brazil is making itself a primary global provider of soy, corn and other agricultural products.
     Solid picks within technology and an underweight sector position further bolstered the portfolio’s relative performance for the year. Canadian company Research in Motion Ltd., the leader among mobile e-mail devices for businesses and consumers with its Blackberry brand, was the top performing technology company in the portfolio. The company delivered strong results that confirmed the strength of customer demand for mobile e-mail, and introduced new products that we believe should attract new customers and increase spending from existing customers. We believe the ecosystems companies build around their deployments of the Blackberry service provide a powerful barrier to competition and should enable the company to continue to expand its dominant market position. While excitement about new handsets can drive short-term stock performance, we believe that further entrenchment of the Blackberry enterprise server into corporate e-mail systems drives the long-term value of the company.
     XM Satellite Radio Holdings, Inc. was a key detractor from performance as the consumer discretionary sector company lowered guidance mid-year and struggled with automotive customer pricing. This is one of two satellite radio operators and we believe the long-term prospects for penetration of satellite radio into autos and homes can drive dramatic revenue and cash-flow growth. While the duopoly structure of its market makes the company attractive, its value is extremely sensitive to the cost of customer acquisition and customer churn rates.
     Another detractor from performance during the period was Yahoo!, Inc. (Yahoo). Yahoo’s stock has been under pressure due to two primary concerns. First, portals like Yahoo could lose value as user-generated content on sites like YouTube and Friendster gain share of Internet audiences and, eventually, Internet ad budgets. Second, Yahoo’s much-publicized new search algorithm Project Panama, may not be successful in generating increased ad revenue. Both concerns are valid, but we are convinced that Yahoo’s assets remain among the best on the Internet and that the valuation of the stock misses both near-term and long-term growth opportunities.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     Going forward, we will continue to work to deliver strong risk-adjusted returns to the portfolio’s shareholders. Despite strong performance over the last twelve months, we believe this market continues to present opportunities to buy attractively priced businesses in the early stages of transformational growth.
     We continue to focus on our bottom-up approach in choosing investments in companies with earnings growth potential.
Health Sciences Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the Health Sciences Portfolio returned 8.11% **, compared to a 15.34% * return for its benchmark, the S&P SuperComposite 1500 Index and a 6.97% * return for the S&P SuperComposite Health Care Index.
Average Annual Total Returns for the periods ended December 31, 2006

			Since Inception
	1 Year	5 Years	(1/2/01)~
Health Sciences Portfolio **	8.11%	5.61%	3.27%
S&P SuperComposite 1500 Index *	15.34%	6.79%	3.67%
S&P SuperComposite Health Care Index *	6.97%	2.52%	0.12%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. During the period, the portfolio outperformed the benchmark holdings in the life sciences tools and services, biotechnology, and heath care technology industries. These industries made the greatest advances. Equipment and supplies and providers and services holdings declined. Stock selection, especially in biotechnology but also in the technology, and providers and services industries, contributed significantly to the portfolio’s outperformance versus the benchmark index. Stock selection and an underweight position in pharmaceuticals had a negative effect on portfolio returns.
     Higher oil and natural gas prices in the fourth quarter of 2005 reflected the lingering economic fallout from train bombings in London and Hurricanes Katrina and Rita. Although the U.S. economy rebounded strongly in the first quarter of 2006, perceptions about the prospects for growth, inflation, and interest rates continued to fluctuate between May and the end of the year. The economy continued to expand, but at a slower pace. After raising its target for the Federal funds rate by 0.25% each time it met for more than two years, the Fed took no action at its meetings in the second half of the year. The significance of this pause was the subject of debate between those pointing to signs of economic strength and inflation and those already seeing deceleration. A marked decline in oil and natural gas prices and moderation in the prices of other commodities lifted consumer confidence as 2006 drew to a close, allaying worries that consumer spending would wane. On the negative side, the housing and automotive sectors posted their weakest showings in many years.
     Among the benchmark’s major industries, pharmaceuticals, life sciences tools and services, and healthcare technology made the largest gains, while providers, services and biotechnology lost ground. Biotechnology holdings were far and away the greatest contributors to the portfolio’s outperformance. In fact, the industry provided the portfolio with seven of its top ten contributors to return: Vanda Pharmaceuticals, Inc. (Vanda), Acorda Therapeutics, Inc. (Acorda), Myogen, Inc. (Myogen), Alexion Pharmaceuticals, Inc. (Alexion), Celgene Corp. (Celgene), Gilead Sciences, Inc. (Gilead), and BioMarin Pharmaceutical, Inc. (BioMarin). Vanda shares climbed on positive Phase III trial results on VEC-162, a proposed treatment for insomnia and depression. In addition to VEC-162, Vanda has two product candidates in clinical development. Iloperidone is designed to treat schizophrenia and bipolar disorder and is in a Phase III clinical trial for schizophrenia. TVSF-173 hopes to alleviate excessive sleepiness and is ready for a Phase II clinical trial.
     Acorda soared on news that its experimental drug, Fampridine, helped patients with multiple sclerosis walk faster and gain leg strength. About 80% of the 400,000 Americans with multiple sclerosis have some trouble walking, and Fampridine, which improves communication between damaged nerves, is the only product labeled to help. Acorda already has one product on the market, Zanaflex, which helps manage stiffness and muscle spasms in patients with multiple sclerosis or spinal-cord injuries.
     Myogen, a development-stage biopharmaceutical company focused on the discovery, development, and commercialization of small-molecule therapeutics for the treatment of cardiovascular disorders, soared after Gilead made a tender offer for the company’s stock. The $52.50 per share offer represented a 50% premium to Myogen’s share price immediately before the announcement was made. The transaction closed in November, and Myogen is now a wholly-owned subsidiary of Gilead.
     Alexion advanced as the revenue potential of its key product candidate, Soliris, came into focus. Alexion shares got another boost when the FDA agreed to a priority review of the experimental drug, an anti-inflammatory antibody agent that seeks to treat paroxysmal nocturnal hemoglobinuria (PNH). PNH is a genetic and potentially fatal blood disorder in which the body’s immune system attacks and destroys oxygen-carrying red blood cells, typically as patients sleep. Patients with the condition, who often suffer from anemia, chronic fatigue, and pulmonary hypertension, are at increased risk of forming life-threatening blood clots, or thromboses.
     Celgene develops cancer and immunological disease therapies through regulation of genomic and proteomic targets. Late-stage studies suggest that Thalomid and another Celgene drug, Revlimid, could be used to slow the spread of multiple myeloma, a type of blood cancer. The FDA approved a supplemental application of Revlimid for use in combination with dexamethasone, a standard steroid treatment, to treat patients with multiple myeloma who have failed at least one prior therapy. Serious concerns about Revlimid’s safety profile have emerged, however, and we, at Jennison, eliminated the portfolio’s position in the stock in September.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     Gilead continued to strengthen its dominant AIDS franchise, and received FDA approval for several of its new anti-HIV drugs, including Atripla, a stand-alone, once-a-day treatment. We believe the company’s AIDS treatment and Tamiflu royalty stream should enable Gilead to develop its early pipeline and perhaps to license in more products.
     BioMarin’s two marketed enzyme replacement therapies, Aldurazyme and Naglazyme, posted strong sales. They treat different forms of a progressive, debilitating, and often life-threatening disease that allows carbohydrates to accumulate and impair organ function. A New Drug Application filing for product candidate, Phenoptin, is expected in 2007’s first quarter. A small-molecule oral therapeutic, Phenoptin is designed to treat an inherited metabolic disease caused by a deficiency of a certain enzyme. Insufficient quantities or reduced activity of the enzyme can result in serious neurological damage.
     The portfolio’s healthcare technology holdings also performed well, especially Allscripts Healthcare Solutions, Inc. (Allscripts), a provider of clinical-management software for physicians. Allscripts shares advanced on strong bookings for its clinical information technology system solutions. Many healthcare providers are opting for electronic records because they can reduce medical errors by organizing prescriptions, allergies, and other information. The software can also cut costs by reducing duplicate tests and the staff needed to manage files.
     On the downside, the portfolio’s pharmaceuticals holdings, especially Avanir Pharmaceuticals, Abraxis BioScience, Inc., and Biovail Corp., had the greatest detrimental effect on return. Avanir Pharmaceuticals plunged after the FDA indicated that it will require additional data before approving Zenvia (formerly known as Neurodex), a treatment for involuntary emotional expression disorder (IEED). IEED, as the condition is commonly known, occurs when disease or injury damages the area of the brain that controls normal expression of emotion, disrupting brain signaling and triggering unpredictable involuntary emotional displays that are often so embarrassing that patients avoid social situations. Currently, there is no approved treatment of IEED. Zenvia is designed to help regulate excitatory neurotransmission. We were surprised and disappointed by the FDA announcement, and sold the portfolio’s position in the stock.
     Abraxis BioScience, which markets and manufactures a broad portfolio of oncology treatments, declined on lower-than-expected sales. The company’s key product, Abraxane, draws on nanotechnology and has been approved by the FDA for the treatment of certain patients with breast cancer. Abraxis is positioned, we believe, to be one of the largest manufacturers of injectable pharmaceutical products for critically ill patients. Shares of Biovail dropped after a U.S. District Court ruled that a drug developed by a competitor did not infringe a Biovail patent. The decision potentially opens Biovail’s top drug, Wellbutrin XL antidepressant, to generic competition. We have also eliminated Biovail shares from the portfolio.
     The results of the November elections have created considerable uncertainty for many healthcare sectors going into 2007, as the new party in power is relatively hostile to the pharmaceutical and managed care sector. However, it is unclear at this point what legislation will be proposed, passed, and signed into law. Absent this overhang, the fundamentals and macro backdrop for the group (slowing economy, falling dollar) remain key positives.
     We have recently reduced positions in managed care names, particularly those with Medicare exposure. While the fundamental outlook remains very strong and companies like Humana, Inc. are expected to do well in the coming year, the Democrats have a deeply ingrained belief that the government overpays these companies for seniors enrolled in the Medicare Advantage program, casting a shadow over the longer-term outlook despite the strong near-term earnings prospects. We have deployed new funds into the medical device space, where we are hopeful of a fundamental turn in some of the businesses like the implantable cardioconverter defibrillator (ICD) market, and where there is less risk of adverse legislation.
     As always, we strive to construct a well-diversified portfolio that draws on rigorous research and bottom-up stock picking. In all areas, we look for companies benefiting from new product approvals, significant mergers and partnerships, or the global economic environment.
Mid-Cap Value Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the Mid-Cap Value Portfolio returned 14.97% **, compared to a 15.26% * return for its benchmark, the Russell Midcap Index.
Average Annual Total Returns for the periods ended December 31, 2006

			Since
			Inception
	1 Year	5 Years	(1/4/99)~
Mid-Cap Value Portfolio **	14.97%	11.57%	12.55%
Russell Midcap Index *	15.26%	12.88%	10.44%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Stocks performed well in 2006, overcoming concerns about the slowing housing market, stubbornly high oil prices, and the sustainability of strong corporate-earnings growth. As has been the case, consistently, in recent years, much of these gains came during a strong fourth-quarter rally, which saw equity indices nearing, and in some cases, finally exceeding the peaks reached in early 2000 during the technology bubble. Gains were broad-based by sector during the year, with all groups positive, and many sectors that did well earlier in the year continued strong performance into the fourth quarter.
     Sectors of the market with higher dividend yield, such as utilities, telecommunication services and real estate investment trusts, were among the best performing sectors in 2006. Utilities were among the strongest-performing sectors, as the group was helped by investors’ continued demand for yield. While telecommunication services stocks performed in
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
line with the market during the quarter, this was the best-performing sector for the year to date, as telecommunication services shares rebounded from a few years of weakness. The materials sector continued its outperformance, as metals prices remained near all-time highs. Energy shares lagged the broad market in 2006, even as oil prices were roughly $10 above their average levels in 2005. Technology stocks continued their extended period of underperformance, ending the year well behind the broader market. Healthcare lagged throughout the year, following strong performance in the previous year.
     During 2006, stock selection in industrials benefited performance, as shares of food-services company, Aramark Corp., rose sharply on news of a takeover offer from a private-equity group led by its chairman and The Goldman Sachs Group, Inc. We, at Lazard, subsequently sold the stock. Stock selection in the financials sector also helped performance, as shares of MasterCard, Inc. (MasterCard) rose sharply. MasterCard’s third-quarter earnings results exceeded analysts’ expectations, as the company benefited from a secular shift from paper to plastic transactions, coupled with improving margins and a heightened focus on profitability. Stock selection in technology also boosted returns, as shares of Avaya, Inc. posted strong gains. The company reported solid sales growth, due to continued robust demand for its IP (Internet Protocol) products. Better-than-expected fourth-quarter earnings were driven by improved margins, as a result of aggressive cost cutting by new management. An underweight position and stock selection in healthcare also benefited portfolio returns versus the benchmark, as shares of Sepracor, Inc. rose. The pharmaceutical company released better-than-expected third-quarter earnings and continues to gain market share in the sleep-aid market, due to accelerating prescription growth for Lunesta. This was followed by a recent favorable decision from the Centers for Medicare and Medicaid Services, regarding reimbursement for the company’s asthma drug, Xopenex. Stock selection and an overweight position in consumer discretionary, particularly media, detracted from performance, as Westwood One, Inc. (Westwood One) shares declined. The company announced that revenues would be lower than had been previously forecasted, due to a weaker advertising market and greater competitive pressure. We sold Westwood One from the portfolio, as we had reduced confidence that the company could halt and reverse the slide in its revenues, coupled with the new Chief Executive Officer’s (CEO) decision to significantly increase investment spending. In addition, shares of Expedia, Inc. (Expedia) also declined, after the company released its earnings report. Although revenue growth was in line with analysts’ expectations, the company announced an increase in general and administrative expenses and increased technology spending. Expedia was also sold from the portfolio. An underweight position in utilities detracted from performance, as this was one of the best performing sectors in 2006.
     Overall, the valuation of the broader stock market is reasonable in the context of historic valuations. However, our concerns, looking forward, are that the historically high margins and returns in many cyclical stocks and sectors are not sustainable, especially given the possible beginning of an economic slowdown. The focus of the portfolio will continue to be on those companies with valuations that are attractive and earnings that are more sustainable. We will seek to avoid those areas of the market where we believe earnings to be unsustainably high. As ever, good stock selection will be the key factor to a successful year ahead. Our investment process is focused on individual stock selection, which is based on company fundamentals, not on macroeconomic considerations. A complicating factor, from a fundamental perspective, is the continuation of a strong equity market and abundant liquidity, which is fuelling an extraordinary M&A cycle.
Large-Cap Growth Portfolio (formerly Blue Chip Portfolio)
Q. How did the portfolio perform over the year ended December 31, 2006?
A. Loomis Sayles assumed management of the portfolio on January 1, 2006. For the year ended December 31, 2006, the Large-Cap Growth Portfolio returned -3.82% **, compared to a 9.07% * return for its benchmark, the Russell 1000 Growth Index, and a 15.78% * return for the S&P 500 Index.
Average Annual Total Returns for the periods ended December 31, 2006

			Since
			Inception
	1 Year	5 Years	(1/2/01)~
Large-Cap Growth Portfolio **	-3.82%	-0.77%	-3.99%
Russell 1000 Growth Index *	9.07%	2.69%	-1.58%
S&P 500 Index *	15.78%	6.18%	2.94%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For 2006, the portfolio underperformed its benchmark, due to poor stock selection in the healthcare, consumer discretionary and other energy sectors. Partially offsetting underperformance were an overweight position in financial services and stock selection in technology.
     In healthcare, St. Jude Medical, Inc. (St. Jude) and UnitedHealth Group, Inc. (UnitedHealth) were the largest detractors from performance. St. Jude Medical fell after missing earnings estimates in April citing a slowdown of its ICD devices. UnitedHealth Group’s CEO was under investigation for backdating stock options, and later terminated, which put pressure on the stock earlier in the year. ebay, Inc. (ebay) and Chico’s FAS, Inc. (Chico’s) were the largest detractors from the consumer discretionary sector. ebay fell significantly after the company issued a disappointing outlook for 2006 and guided earnings down, signaling a slowing growth environment as competition was stiffening and costs to enhance online security were growing. The stock was subsequently sold from the portfolio. Shares of Chico’s fell after the company announced that investments in some brands could hurt earnings for the year. Halliburton Co. was the portfolio’s worst performing stock from the energy sector as a large decline in natural gas prices marred the stock.
     In financial services, CB Richard Ellis Group, Inc. (CB Richard Ellis) and The Goldman Sachs Group, Inc. (Goldman Sachs Group) were the top contributors to the portfolio’s performance. CB Richard Ellis reported strong quarters throughout the year, handily beating consensus estimates as
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
profits accelerated faster than expected. Increased leasing and property management drove performance both domestically and overseas; offsetting the expected slowdown in investment sales. Goldman Sachs Group reported its most profitable year ever, beating estimates throughout the year. Assets under management reached record highs, trading and investment banking revenues exceeded expectations and the company enjoyed gains from its proprietary investments domestically and overseas, primarily from China.
     In 2006, the trend toward healthier stock performance among larger capitalization, higher dividend yielding companies made it difficult for us to gain back the significant ground lost to the benchmark in the second quarter. Of the three sectors that penalized performance most during the year — healthcare, consumer discretionary and energy — only the consumer discretionary sector displayed positive relative performance in the fourth quarter. The healthcare sector will require patience, but valuations are relatively low, particularly when compared to the fundamental prospects of companies. The portfolio remains underweight in energy. With the S&P 500 Index operating earnings to show gains for 2006 and the prospect for corporate earnings deceleration in 2007, the portfolio, which typically has had average earnings growth greater than 17%, has potential for appreciation relative to the broader market.
     Additionally, we expect moderate domestic economic growth to help neutralize inflation concerns in the coming months, enabling the Fed to maintain a stable interest rate policy throughout 2007. In this environment, we believe stable, large-capitalization companies with solid balance sheets, strong earnings growth and attractive valuations can present solid return potential. We, at Loomis Sayles, intend to remain vigilant in identifying high-growth opportunities that are also likely to shine in a more subdued growth outlook.
Capital Opportunities Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the Capital Opportunities Portfolio returned 13.23% **, compared to a 15.78% * return for its benchmark, the S&P 500 Index.
Average Annual Total Returns for the periods ended December 31, 2006

			Since
			Inception
	1 Year	5 Years	(1/2/01)~
Capital Opportunities Portfolio **	13.23%	3.88%	0.36%
S&P 500 Index *	15.78%	6.18%	2.94%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. On a macro-economic level, the U.S., along with other developed open economies/nations, are importing disinflation through cheaper imported goods and an expanding global labor force and as a result experiencing only marginal inflationary pressures at the core level. Given a culmination of somewhat elevated core inflation readings, commodity prices still at elevated levels despite recent price weakness, and an economy that we, at MFS believe is strong but decelerating thanks in part to downward pressure from weakening housing and auto markets, we believe the Federal Open Market Committee (FOMC) has taken the proper steps in attempting to balance economic growth and inflation. On a corporate or fundamental basis, the analysts in both the credit and equity departments continue to find an environment that overall has consisted of healthy balance sheets, stable income statements, and strong, albeit decelerating, profit margins. As a result, we anticipate price volatility for intermediate and longer-term bonds and for yields to modestly drift higher.
     Retailing and consumer staples were the portfolio’s top contributing sectors over the period. In both sectors, stock selection was the key factor in relative performance. In retailing, specialty used-car dealer CarMax, Inc., which is not a benchmark constituent, and discount department store Kohls Corp. contributed to relative returns as both stocks delivered strong performance over the reporting period. Although it was stock selection in the consumer staples sector that contributed to relative performance, no individual securities in this sector were among the portfolio’s top contributors.
     Stocks in other sectors that benefited relative returns included network equipment manufacturer Cisco Systems, Inc., enterprise software company Oracle Corp., business insurer The St. Paul Travelers Cos., Inc., and media conglomerate The Walt Disney Co. Telecommunications software company Amdocs Ltd. and specialized computer hardware firm Micros Systems, Inc., neither of which are benchmark constituents, were also among the portfolio’s top contributors. Not holding weak-performing benchmark constituents General Electric Co. and UnitedHealth Group, Inc. also helped. Relative to the benchmark, healthcare, utilities and communications, and leisure were the portfolio’s weakest-contributing sectors over the reporting period.
     In healthcare, a combination of stock selection and an overweighted position held back relative returns. Medical device maker Advanced Medical Optics, Inc., which is not a benchmark constituent, was among the portfolio’s top detractors. The portfolio’s underweight in the strong-performing utilities and communications sector also hurt relative returns. Not holding benchmark constituent telecommunications company SBC Communications, Inc. was a major detractor. In the leisure sector, both stock selection and an underweighted position held back relative performance. No individual securities in this sector were among the portfolio’s top detractors.
     Stocks in other sectors that detracted included poor-performing multimedia image provider Getty Images, Inc., package manufacturer Owens Illinois, Inc., auto parts retailer Advance Auto Parts, Inc., global telecommunications equipment maker Nortel Networks Corp., and apparel retailer Urban Outfitters, Inc. None of these stocks is a benchmark constituent. Overweight positions in direct-sale computer vendor Dell, Inc. and internet service provider Yahoo!, Inc. also hurt as both stocks underperformed the benchmark.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     The portfolio’s cash position was also a detractor from relative performance. The portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.
     All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.
International Large-Cap Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the International Large-Cap Portfolio returned 27.00% **, compared to a 26.34% * return for its benchmark, the MSCI EAFE Index.
Average Annual Total Returns for the periods ended December 31, 2006

			Since
			Inception
	1 Year	5 Years	(1/3/00)~
International Large-Cap Portfolio **	27.00%	12.79%	2.27%
MSCI EAFE Index *	26.34%	14.98%	4.43%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. On a macro-economic level, the U.S., along with other developed open economies/nations, are importing disinflation through cheaper imported goods and an expanding global labor force and as a result experiencing only marginal inflationary pressures at the core level. Given a culmination of somewhat elevated core inflation readings, commodity prices still at elevated levels despite recent price weakness, and an economy that we at MFS believe is strong but decelerating thanks in part to downward pressure from weakening housing and auto markets, we believe the FOMC has taken the proper steps in attempting to balance economic growth and inflation. On a corporate or fundamental basis, the analysts in both the credit and equity departments continue to find an environment that overall has consisted of healthy balance sheets, stable income statements, and strong, albeit decelerating, profit margins.
     Most major global stock indices rose during the one-year period. The gains were led by a rise in corporate profits, which continued to grow-albeit at a slower pace than they did in 2004 and 2005. From a valuation standpoint, markets looked solid. Corporate restructuring efforts and structural reforms in many countries continued to create a more stable investment environment. Over the period, international markets dramatically outperformed the U.S. markets, as they have over the past few years.
     Security selection in the retailing sector was the primary contributor to performance relative to the portfolio’s benchmark over the period. Key contributors within this sector were consumer products trading company Li & Fung Ltd. (Hong Kong) and supermarket operator Tesco P.L.C. (U.K.). Stock selection in the financial services sector was also a positive factor. Within this sector, private banking company Julius Baer Holding A.G. (Switzerland) was among the top contributors. Not owning diversified banking firm Mitsubishi UFJ Financial Group, Inc. (Japan) also helped relative results as this stock underperformed the benchmark significantly. Security selection in the energy sector also benefited relative performance. In particular, not owning shares of oil and gas giant BP P.L.C. (U.K.) helped as the returns of this benchmark constituent lagged that of the benchmark.
     In other sectors, pharmaceutical manufacturer Schering A.G. (Germany) was a particularly strong-performer over the period. Video game console maker Nintendo Co. Ltd. (Japan), electric utility provider Iberdrola S.A. (Spain), household products manufacturer Reckitt Benckiser P.L.C. (U.K.), and biopharmaceutical company Actelion Ltd. (Switzerland) also helped boost relative returns.
     Security selection in the basic materials sector dampened performance relative to the benchmark. Several individual holdings within this sector were among the portfolio’s top detractors, including glass products maker Asahi Glass Co. Ltd. (Japan) and chemical manufacturer Kaneka Corp. (Japan). Not owning global steel producer Arcelor Mittal S.A., a strong-performing benchmark constituent, also held back relative returns.
     A combination of stock selection and the portfolio’s underweighting of the strong-performing autos and housing sector hurt results. Our overweighted position in tire maker Bridgestone Corp. (Japan) was a drag on performance in this sector as the stock underperformed the benchmark. Elsewhere, electronics manufacturer Samsung Electronics Co., Ltd. (South Korea) was the greatest individual detractor from relative results. Other securities that hindered performance included electronic component and materials company Nitto Denko Corp. (Japan), financial services firm Shinsei Bank Ltd. (Japan), consumer products company Kao Corp. (Japan), and medical devices manufacturer Smith & Nephew P.L.C. (U.K.).
     The portfolio’s cash position was also a detractor from relative performance. The portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.
     During the reporting period, currency exposure was a detractor from the portfolio’s relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.
Fasciano Small Equity Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the Fasciano Small Equity Portfolio returned 5.07% **, compared to a 18.37% * return for its benchmark, the Russell 2000 Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Average Annual Total Returns for the periods ended December 31, 2006

	1 Year	5 Years	10 Years
Fasciano Small Equity Portfolio **	5.07%	5.05%	2.26%
Russell 2000 Index *	18.37%	11.39%	9.44%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. U.S. stocks provided strong gains in 2006, as investors benefited from a mid-year pause in the Fed’s long monetary tightening campaign, brisk M&A activity levels and an easing in oil prices from highs early in the year. Value stocks fared better than their growth counterparts across the market, while small company stocks outperformed mid- and large-capitalization issues. In this environment, the portfolio provided a positive return.
     Early in the year, the markets faced the ongoing pressure of the Fed’s rate hikes, with investors often focusing on sometimes inconclusive economic statistics and parsing the words of new Fed Chairman Ben Bernanke to predict the course of the Fed’s policies. Coupled with a surge in oil prices, this made it difficult for stocks to gain traction despite relatively strong earnings growth. However, as the year progressed, it became clear that the pace of economic expansion was slowing. Most concerning was the softening of the housing market, which had been a cornerstone of the economy and a source of wealth for consumers. With these changes in the landscape, the Fed decided to freeze the key Federal Funds rate at 5.25%, encouraging an impressive second-half rally in the stock and bond markets.
     Over the course of 2006, materials sector stocks provided the largest returns in the small-capitalization universe (as represented by the Russell 2000 Index). Telecommunication service shares also excelled, as did consumer staples. The weakest returns could be found in the healthcare sector. For the portfolio, the strongest total returns came from the materials sector, followed by industrials and energy. Consumer discretionary holdings had a negative return, and stock selection in this area, and to a lesser degree in financials and industrials, was the major reason for portfolio underperformance versus the benchmark. Within consumer discretionary, newspaper publisher Journal Register Co. and radio broadcaster Emmis Communications Corp., had a significantly negative impact on performance. Among financials, money manager W.P. Stewart & Co. Ltd. was a disappointment, as was Wintrust Financial Corp. Among industrials, Forward Air Corp., a transportation and logistics company, also lagged. In contrast, an underweight position in the relatively weak information technology sector provided a modestly positive impact on results.
     We, at Neuberger Berman, continue to hold a guarded but relatively favorable view of the small-capitalization investment universe. After a rocky going early in the year, low inflation and a pause in interest rate hikes, as well as still strong earnings generation, are providing a benign backdrop for smaller stocks. However, roughly six years of small-capitalization outperformance have left many issues with historically high valuations both on an absolute basis and relative to earnings growth, giving the benchmark substantial valuation risk.
     Going forward, we plan to maintain our longstanding investment philosophy, focusing on companies with consistent earnings growth, superior profitability (above industry average return on capital), considerable free cash flow, recurring revenue streams, high barriers to entry, solid balance sheets, high levels of insider ownership, significant appreciation potential, compelling price/earnings and value relative to their peers.
Small-Cap Value Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the Small-Cap Value Portfolio returned 19.75% **, compared to a 23.48% * return for its benchmark, the Russell 2000 Value Index.
Average Annual Total Returns for the periods ended December 31, 2006

			Since
			Inception
	1 Year	3 Years	(5/1/03)
Small-Cap Value Portfolio **	19.75%	19.19%	23.15%
Russell 2000 Value Index *	23.48%	16.48%	24.31%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques and particular sectors or securities.
A. U.S. stocks rallied in 2006, marking a fourth year of advances for equities and extending the third longest bull market since 1900. Small-capitalization value stocks led other asset classes as value-oriented stocks outperformed growth stocks and small-capitalization stocks beat large-capitalization stocks. Portfolio returns were broadly distributed with all sectors in the portfolio advancing at double-digit rates. The portfolio’s telecommunications and materials sector holdings delivered the highest rates of return, while those in information technology lagged other sectors.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     Overall, the portfolio’s active sector weights were positive relative to the benchmark; stock selection decisions were negative. Stock selection decisions among industrials and financials sectors were the most significant detractors from performance relative to the benchmark. Stock selection among materials companies also made a negative contribution to the portfolio. Despite an overweighting in energy, a relatively poor performing sector, good stock selection within the sector aided portfolio performance. The portfolio’s overweighting of materials and underweighting of financial companies benefited returns relative to the benchmark.
     In the industrials sector, shares of small engine maker Briggs & Stratton Corp. declined during the year on weakening sales and earnings. Increased competition from Chinese manufacturers has hurt the company, one of the premier builders of engines for lawnmowers, snow blowers and other maintenance equipment. Shares of trucker Arkansas Best Corp. fell in the second half of the year as a weak environment for “less-than-truckload” or LTL carriers softened pricing power.
     Food and beverage companies detracted from performance in the consumer staples sector. Fresh Del Monte Produce, Inc. (Fresh Del Monte), Chiquita Brands International, Inc. (Chiquita) and PepsiCo, Inc. shares all fell in 2006. Rising fuel, transportation and raw materials costs contributed to continuing declines in margins for Fresh Del Monte. The fruit and vegetable distributor’s continued poor results culminated in suspension of dividends and announcement of reorganization in August. Chiquita shares were pressured during the year by low demand and pricing pressure on bananas in European markets and by lower sales of fresh spinach in North American markets, resulting from consumers safety concerns.
     In the materials sector, shares of Olin Corp. declined in a strong market for materials. The company, whose divisions sell a variety of products ranging from chlorine to stainless steel to ammunition and cartridges, declined with the announcement of first quarter earnings.
     Oil and natural gas companies were among the period’s high performers. Holly Corp., an independent petroleum refiner which produces value light products such as gasoline, diesel fuel and jet fuel, advanced throughout the year on steady sales and earnings growth. Despite the significant drop in oil prices during the summer, oil companies enjoyed record profits during the year relative to the Dow Jones Oil and Gas Index.
     Among consumer discretionary stocks, the portfolio’s position in Brown Shoe Co. aided performance of the portfolio. The operator of the Naturalizer and Famous Footwear shoe-store chains launched a series of strategic initiatives in late 2005 to cut costs, redirect resources and drive earnings improvement. Earnings growth attributable to the reorganization followed throughout 2006 and share prices responded.
     Despite its extended run, the current bull market continues to present compelling investment opportunities. Economic growth continues, corporate profitability remains strong and stocks remain reasonably valued. We, at NFJ, remain constructive on the U.S. equity market and continue to identify promising opportunities to unlock intrinsic value in proven companies.
Multi-Strategy Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the Multi-Strategy Portfolio returned 11.68% **, compared to a 15.78% * return for its benchmarks, the S&P 500 Index, and 4.33% * for the Lehman Brothers Aggregate Bond Index.
Average Annual Total Returns for the periods ended December 31, 2006

	1 Year	5 Years	10 Years
Multi-Strategy Portfolio **	11.68%	6.41%	7.47%
S&P 500 Index *	15.78%	6.18%	8.42%
Lehman Brothers Aggregate Bond Index *	4.33%	5.06%	6.24%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Overall, the equity component supported returns; however, the fixed-income component also performed reasonably well, posting positive returns amidst a period marked by rising interest rates, a condition that typically challenges the total return of most bond securities.
     Robust returns on the equity component are largely explained by strong stock selection. In consumer discretionary stocks, holdings like Liberty Global, Inc., the largest cable systems operator in Europe, Japan and South America and the third-largest cable operator in the world, benefited from digital conversion within the industry, and was up measurably for the year. Similarly, Liberty Media Corp., a media holding company that has large voting stakes in News Corp., Expedia, Inc. and QVC, Inc., also performed extremely well.
     Successful stock selection stood out still more prominently in the portfolio’s healthcare holdings. Although healthcare was the worst-performing sector within the benchmark this year, the portfolio derived strong results from a number of holdings, most notably Vanda Pharmaceuticals, Inc. In industrials, Oppenheimer’s decision to overweight Orbital Sciences Corp. (Orbital) significantly benefited returns, as Orbital posted very strong operating performance this year.
     One of the largest holdings in the equity component of the portfolio, Microsoft Corp. (Microsoft), has performed well this year. Microsoft is currently embarking on a new product cycle on the operating-systems side of its business with its Vista product, and should experience continued strength in its videogame division. In other areas, the portfolio’s largest position in financial services stocks, UBS A.G., was supported by strong revenue growth and ended up being one of the top performers after lagging earlier in the year.
     On the fixed-income side, several factors supported performance and enabled the bond component to deliver satisfactory, positive returns. To begin, active management of the bond component’s duration, or interest-
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
rate sensitivity, added to performance. By actively adjusting the portfolio’s exposure to interest-rate risk opportunistically throughout the fiscal year, we at Oppenheimer, enabled the bond component to both benefit from fluctuations in rates as well as avoid some of the losses associated with rate volatility.
     The most significant contributor to the bond component’s returns, however, was our active management of the portfolio’s allocation to corporate bonds, or the credit sector. We began the year modestly overweight in credit exposure, and after two very strong months of outperformance, pared this down to a meaningful underweight by selling off many of the longer-maturity (thirty-year) bonds. This substantially added to returns, not only since the portfolio reaped sizable gains in trimming the position, but also since March and April proved to be very difficult months for the credit market, particularly long-maturity credits. As such, the portfolio effectively missed a good portion of the losses the sector suffered during that brief period and gained relative performance. Also, our decision to heavily overweight the portfolio’s exposure to financial services credit, specifically longer-maturity, banking-related bonds, pushed the bond component’s returns higher, as this was the best-performing sector within the corporate bond market this year.
     Mortgage exposure throughout the year also served the portfolio well, boosting performance in a number of ways. First, mortgages enjoyed a very strong year, outperforming Treasuries with like durations by a substantial margin. As such, our decision to opportunistically overweight exposure to the sector throughout the year added to portfolio returns. Mortgages benefited over the course of the year, as did most other spread sectors, from tightening spreads versus Treasuries. The muted interest-rate movements over the past also reduced the costs associated with managing the interest-rate exposure of mortgage securities, therefore investors were able to realize much of the spread advantage mortgages offered versus Treasuries. In addition, this sector also derived support from the market’s lower expectations for future interest-rate volatility. When investors’ expectations regarding future rate volatility decreases, the mortgage market typically benefits, since investors then anticipate lower costs associated with managing the interest-rate exposure of mortgages.
     The most significant detractor to the bond component’s performance this year came from the emphasis on higher-coupon mortgages. While some of these securities performed reasonably well, lower-coupon mortgages, which held more risk, enjoyed greater return relative to equal-duration Treasuries than did higher coupon issues; therefore, the overweight allocation to the high-coupon sector of the mortgage market had a slightly negative impact on portfolio returns.
     Given that the U.S. equity markets have benefited from record levels of corporate profit margins across an overall market that we believe is currently in the later stages of a bull-market run, we believe a generally cautious outlook is warranted. However, we intend to remain steadfast in our approach of investing only in what we call our “highest conviction” ideas — an approach that has enabled us to outperform significantly despite our somewhat defensive posture.
     On the fixed-income side, we believe we hold a more optimistic outlook on the U.S. economy than does the market currently, as reflected by, or priced into, the yield curve. Specifically, we believe the market is extrapolating any current cyclical weakness in the economy too far out on the horizon to be consistent with both economic fundamentals as well as historical trends in the U.S. economy. As such, we intend to maintain a lower-than-market duration, or interest-rate sensitivity, in the fixed-income component as a way to minimize the effects of future increases in market interest rates on the portfolio’s assets.
     We believe this balanced strategy best serves the portfolio’s mission, and subsequently, its investors, and we are convinced that this view will continue to enable us to deliver alpha (excess returns) while protecting the portfolio from unexpected downturns in the market. The pursuit of strong ideas based on strict, bottom-up security analysis, surrounded by an unwavering commitment to risk management and capital preservation are what we believe are the most important elements to managing a balanced portfolio of diverse assets.
Main Street Core Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the Main Street Core Portfolio returned 15.18% **, compared to a 15.78% * return for its benchmark, the S&P 500 Index.
Average Annual Total Returns for the periods ended December 31, 2006

	1 Year	5 Years	10 Years
Main Street Core Portfolio **	15.18%	3.98%	6.45%
S&P 500 Index *	15.78%	6.18%	8.42%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Although our investment approach relies on the results of our multi-factor quantitative models, and not our subjective view of economic events, it is worth noting that economic conditions changed significantly during 2006. While the first half of the year was characterized by rising interest rates and robust economic growth, the July through December period saw stable short-term interest rates and the onset of an economic slowdown. In fact, after more than two years of steady rate increases through June 2006, the Fed refrained from further rate hikes during the remainder of the reporting period. The pause in the Fed’s tightening campaign apparently was a response to cooling housing markets, less robust employment gains and other signs that the U.S. economy is moving to a slower, more mature phase of its cycle. Yet, the rate of inflation has remained above the Fed’s stated “comfort zone,” despite a sharp decline in energy prices in the final four months of the year.
     With their economic and inflation outlooks more uncertain, investors began to turn away from smaller, economically sensitive companies and toward larger, well-established businesses with track records of consistent earnings under a variety of economic conditions. From 2000 through 2005,
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
micro-, small- and mid-capitalization stocks produced substantially higher returns, on average, than larger capitalization ranges as investors remained comfortable with the risks that smaller companies typically entail. In contrast, the largest U.S. companies, which comprise the mega-capitalization category, underperformed other capitalization ranges. This situation began to change in 2006, as mega-capitalization stocks pulled ahead of mid- and large-capitalization stocks, but continued to trail small- and micro-capitalization stocks for the year overall.
     The emphasis on mega-capitalization stocks also helped the portfolio. Stocks with market capitalizations of approximately $47.3 billion or more constitute 40% of the total U.S. stock market capitalization, but they comprise 53% of the S&P 500 Index. Because our market capitalization models had indicated in the spring that the long cycle of small-capitalization outperformance was coming to an end, we repositioned the portfolio to exhibit characteristics similar to those of the S&P 500 Index, enabling the portfolio to benefit during the ongoing transition in market leadership to mega-capitalization companies.
     In addition, we attempted to optimize our stock selection models for different market environments, including seasonal factors. We employ a “Turn of the Year” model during the fourth and first quarters of each calendar year to position the portfolio for what historically has been a time of relatively strong performance among lower quality, relatively volatile stocks. This shift helped the portfolio participate more fully in a rally among “higher beta” stocks near year-end 2006.
     The success of the portfolio’s market capitalization and seasonal strategies was offset by relatively disappointing results from our security selection models in a number of industry groups. More specifically, the momentum factors considered by our stock selection models became less predictive of performance as market conditions evolved, and stocks that had done well over the first half of the year fared relatively poorly over the second half. For example, a number of energy companies had strong momentum characteristics after gaining value over the first half of 2006, but many of those companies lagged the averages during the second half as the U.S. economy slowed and commodity prices fell.
     As of the end of the reporting period, our market capitalization models had continued to indicate that larger companies are likely to do better than smaller ones over the foreseeable future, and we have maintained the portfolio’s focus on large- and mega-capitalization shares. Our stock selection models have assigned relatively high rankings to companies in the information technology, consumer discretionary and basic materials sectors, and generally lower rankings to stocks in the consumer staples, utilities and energy areas.
     During these relatively rare turning points in the market, we believe that broad diversification and careful risk management are keys to success under whatever market conditions lie ahead. Accordingly, the portfolio is fully invested and we remain committed to our quantitative investment discipline, which is designed to produce excess returns without excessive risk.
Emerging Markets Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the Emerging Markets Portfolio returned 24.40% **, compared to a 32.17% * return for its benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index.
Average Annual Total Returns for the periods ended December 31, 2006

	1 Year	5 Years	10 Years
Emerging Markets Portfolio **	24.40%	31.08%	9.64%
MSCI EM Index *	32.17%	26.59%	9.12%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio underperformed its benchmark for the annual reporting period. The year finished with confidence in markets around the world, inspired by a growing consensus that the global economy is in good shape and that a hard landing in 2007 is unlikely. This is in contrast to the mood earlier in the year, particularly the second quarter, when stock markets and commodities suffered sharp falls. In retrospect, this was mainly a healthy, albeit severe, correction of markets that were ahead of themselves after strong moves in 2005 and early 2006. The mid-year correction was caused by concerns over increasing inflation, rising interest rates and high oil prices in the U.S. and Europe. Indeed, interest rates rose in many parts of the world as central bankers put world equity markets on the defensive path. Stock markets worldwide took hard the June rate-hike spree on fears that it would hurt their economies and corporate profits.
     As the year progressed, the abundance of global liquidity and economic visibility soon encouraged investors back into markets and most indices were well above their correction lows by year end. In the latter half of the reporting period, emerging markets did edge up, but not enough to overcome the losses sustained in May and June.
     Although the portfolio’s performance was underwhelming, there were a number of positive contributors to performance. Among the strongest contributors was P.T. Aneka Tambang Tbk. (Aneka). Aneka is a diversified Indonesian miner producing nickel, iron, gold and others. The rising demand for commodities in newly industrialized regions, such as China, drove up commodity prices during the period and helped Aneka deliver healthy returns for the year. Another strong performer was information technology holding Motech Industries, Inc., a solar panel display manufacturer that has a zero-weight in the benchmark.
     On the flipside, there were also negative contributors to the portfolio’s performance. Korean auto manufacturer, SsangYong Motor Co. (SsangYong), was one of the weakest performing stocks. The company fared poorly on weakening demand for autos, caused by the rise in oil prices earlier in the year and a slowdown in Korean spending, and failed attempts by the company to cut back on production, which were blocked by
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
challenges from union workers. Another poor performer was Inventec Appliances Corp. (Inventec), a Taiwanese original device manufacturer specializing in the design and manufacture of MP3 players, GPS systems and wireless handsets. Inventec’s most important supply relationship is with Apple, Inc. (Apple) for production of the iPod. Earlier in the year, Apple announced weaker than expected iPod sales, which hurt both Apple and Inventec share prices.
     Although those sell-offs were painful in the short run, we, at Oppenheimer, believe both Inventec and SsangYong are excellent long-term growth stories. SsangYong’s recent underperformance led us to add to the portfolio’s position in the stock. All of the Korean auto manufacturers have positioned themselves well in China’s nascent auto industry, which we expect will lead growth in global demand for autos for the next several years. Inventec’s relationship with a variety of leading personal electronics brands is typical of many of Taiwan’s leading technology companies. The Taiwanese players are some of the best at process improvement and low cost manufacturing; hence we expect them to play a key role in the global technology value chain, whose success is acutely tied to the ability of its players to continually provide improved designs at cheaper prices.
     We believe that globalization and continued outsourcing by companies in developed markets will continue to drive economic growth in emerging market economies. While we may see economic growth across the globe moderate in the coming year, including emerging market economies, we still expect emerging markets to significantly outperform developed market economies. Accordingly, we believe emerging market equities will still offer attractive growth prospects in the next several years. It is also important to note that although market conditions may impact our near-term perspective on opportunities, they do not change the way we research companies. In evaluating opportunities around the globe, we continue to apply our long-term oriented, growth investment style. New investments must be in attractive businesses that have sustainable growth or the potential for a dramatic improvement in fundamentals.
Managed Bond Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the Managed Bond Portfolio returned 4.81% **, compared to a 4.33% * return for its benchmark, the Lehman Brothers Aggregate Bond Index.
Average Annual Total Returns for the periods ended December 31, 2006

	1 Year	5 Years	10 Years
Managed Bond Portfolio **	4.81%	5.96%	6.53%
Lehman Brothers Aggregate Bond Index *	4.33%	5.06%	6.24%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Fixed income assets fared well for all of 2006 as positive market conditions in the second half of the year more than offset a more difficult environment in the first half. The portfolio’s benchmark was up 4.33% and on December 29, 2006 the ten-year Treasury yielded 4.70%, 31 basis points higher than at the start of the year. Bond markets struggled in the first and second quarters of 2006 as the Fed raised rates a total of 1% and inflation pressure mounted, led by higher oil prices. The economic backdrop in the final two quarters of 2006 was more benign. Interest rates moved lower as the Fed held rates steady four times in a row and oil prices reversed course, helping ease headline inflation pressure. Markets interpreted the Fed pause as the end of a protracted tightening cycle in which the central bank boosted the Federal Funds rate seventeen straight times between June 2004 and June 2006. The bond market’s second half rally came amid signs of a slowing U.S. economy and expectations that the Fed would ease interest rates to avert a recession. The strongest headwind for the economy was continued weakness in the housing sector, where price declines replaced appreciation in many markets and inventories of unsold homes remained near record levels. A dent in bond investors’ optimism at year-end was persistent strength in consumption, which created uncertainty about imminent Fed easing. Consumers drew support from lower mortgage rates, which helped lift housing affordability off twenty-year lows. As a result, interest rates trended upward in December, eroding gains for the calendar year.
     Prudent diversification and active management in a diversified mix of high quality strategies preserved value in 2006 even as expectations of a steeper yield curve and widening risk premiums proved premature. Interest rate strategies anticipating a weaker economy and Fed easing began to pay off later in the year as we positioned the portfolios appropriately for slower growth in 2007. Above-benchmark duration, especially during the second half of the year, was positive for returns as rates fell on weaker economic data. An emphasis on shorter maturities detracted from returns as the yield curve flattened for the year. An overweight position to mortgages, and positive security selection, benefited the portfolio during the year as strong overseas purchases and low volatility supported the mortgage sector. An underweight position to investment grade corporate bonds detracted from the portfolio performance as corporate bond prices stayed strong, but security selection in the high yield sector was positive and helped to offset some of the loss from being underweight in corporate securities. Small holdings of inflation-protected bonds were negative for portfolio performance as these issues lost ground to nominal bonds as investor inflation expectations decreased during the year. Additionally, a modest exposure to emerging market bonds contributed to returns as the sector experienced strong capital inflows and continued improvements in credit quality. Exposure to the yen, euro and emerging market currencies also benefited the portfolio as these currencies gained amid U.S. dollar weakness.
     We, at PIMCO, believe that the most likely outcome for the global economy in 2007 is slower growth with modest disinflation. Growth in
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Europe and Asia should be less reliant on U.S. demand than in the recent past. Each of these major economic regions is likely to grow at an annual rate of about 2%. The slowdown in the U.S. will likely be triggered by weakness in the property market that will spill over into consumption. The predominant risk to our forecast is that the downturn in the U.S. economy will be worse than we anticipate because of a more severe contraction in housing.
     While job destruction in the housing sector has been muted, changes in construction employment tend to lag more forward looking indicators such as housing starts and permits. Thus, job losses and pressure on consumer spending can be expected to kick in only after existing pipelines of housing starts have been completed. We believe that the magnitude and pace of these job losses will build throughout 2007, dampening consumption and resulting in slower economic growth overall. The decline in the U.S. housing and auto sectors is expected to generate weakness on a broader level in 2007, causing the Fed to begin easing in the first half of the year. If the Fed starts easing, it should be more difficult for the European Central Bank and the Bank of Japan to raise their own rates. Drivers of growth in Europe will likely be sturdy business confidence and robust capital spending, especially in Germany, where companies continue to make productivity-enhancing investments. The potential for increases in European consumption remain limited, however. Labor has little pricing power in Europe in the face of East European immigration and the threat of outsourcing. Germany’s imposition of a Value Added Tax in early 2007 could further crimp consumption. China’s investment boom continues and will likely act as a growth multiplier throughout the region. This is especially true for Japan, a huge and growing exporter of capital goods to China. As long as China sustains its growth, the rest of the region should absorb the impact of a slower U.S. economy with little hardship. Emerging economies will likely feel the impact of decelerating U.S. growth but these effects should be far less severe than in the past. Improvement in their economic fundamentals, including more flexible exchange rates and abundant currency reserves, should cushion the slowdown. Inflation is likely to remain well contained globally and could even subside a bit. Slower growth, combined with competition from lower cost labor in developing economies, should help contain wage pressures. The decline in commodity prices that began in mid-2006 should also have a positive effect.
     In an environment where risk is masked by low volatility and risk premiums are near historical lows, we plan to focus on select strategies that offer the highest potential reward relative to the potential risks incurred.
     A total target duration above the benchmark is a strategy used in an effort to capture gains from falling rates as the U.S. economy weakens. In addition to the U.S., we will likely take exposure to European interest rates, which reflect more and faster central bank tightening than we believe is likely once the Fed begins easing. We believe that global yield curves will steepen as slower growth unfolds and markets begin to anticipate future central bank easing. We will likely emphasize short maturity positions in the U.S. and the U.K. to benefit from these trends. Compression of risk premiums is especially apparent in corporate bonds, as investors have crowded into this asset class in recent years in search of higher yields. We plan to retain the portfolio’s underweight position to corporates relative to the benchmark, as a slowing economy raises the risk that credit spreads will widen from historically low levels. We expect the U.S. dollar to continue to weaken. Over a cyclical time frame, interest rate differentials that now favor the U.S. will likely narrow as the Fed begins easing. Over a longer time frame, we believe a weaker dollar will be needed to help reverse the massive U.S. trade deficit. We will most likely take positions in the yen, the euro, the Chinese Renminbi and other emerging market currencies to take advantage of dollar weakness. Mortgages remain attractive as a source of high quality yield for portfolios, especially when compared with corporate bonds and other riskier assets. There is modest potential for price gains in mortgages because of lower supply and demand from central banks looking to diversify their fixed income holdings. We also plan to seek gains from mortgage security selection.
Inflation Managed Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the Inflation Managed Portfolio returned 0.52% **, compared to a 0.41% * return for its benchmark, the Lehman Brothers Global Real: U.S. TIPS Index (Lehman Brothers U.S. TIPS Index), and a 3.48% * return for the Lehman Brothers Government Bond Index.
Average Annual Total Return and Average Annual Total Return Since Change in
Investment Objective on 5/1/01

			Since
	1 Year	5 Years	5/1/01
Inflation Managed Portfolio **	0.52%	7.00%	6.67%
Lehman Brothers Global Real: U.S. TIPS Index *	0.41%	7.19%	6.75%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Average Annual Total Returns for the periods ended December 31, 2006

	1 Year	5 Years	10 Years
Inflation Managed Portfolio **	0.52%	7.00%	6.73%
Lehman Brothers Government Bond Index *	3.48%	4.64%	6.01%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
See explanation of symbols on A-30

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Fixed income assets, including Treasury Inflation-Protection Securities (TIPS), gained in 2006 despite a difficult environment in the first half of the year. The Lehman Brothers U.S. TIPS Index, returned 0.41% for the full year and -1.29% during the fourth quarter. At the close of 2006 ten-year TIPS yielded 2.42% above inflation, 35 basis points higher than at the start of the year. Inflation accruals and coupon return helped keep TIPS returns in positive territory. TIPS struggled in the first half of the year, as did most domestic fixed income assets, as the U.S. economy continued to strengthen, as the Fed raised rates four times. The economic backdrop in the final two quarters of 2006 was more benign with signs of slowing growth. This was particularly evident in the housing sector where home prices declined in many markets and inventories of unsold homes remained near record levels. As growth slowed, real interest rates generally moved lower, which was positive for TIPS. Inflation expectations, as reflected by breakeven inflation or the difference between nominal and real yields, also declined as energy prices eased. This decline in breakeven inflation caused TIPS to underperform nominal Treasuries in 2006.
     The Fed held rates steady four times in a row during the second half of the year and bond markets as a whole interpreted this as the end of a protracted tightening cycle in which the central bank boosted the Federal Funds rate seventeen straight times between June 2004 and June 2006. However, bond investors’ confidence in a softening economy was dented somewhat near the end of the year. Strength in retail sales, lower gasoline prices and higher-than-expected housing starts fueled uncertainty about future Fed easing. As a result, interest rates including TIPS yields trended upward in late December, eroding gains for the calendar year.
     PIMCO’s diversified mix of higher quality strategies preserved value in 2006 even though our expectations of a steeper yield curve and widening risk premiums proved premature. The portfolio benefited from tactical adjustments and holdings in non-benchmark securities, such as nominal Treasury bonds, emerging markets and non-U.S. holdings with an emphasis on European bonds. Above-benchmark duration during the period was negative for returns as real yields rose for the year. An emphasis on shorter maturity TIPS was also negative for performance as yields on these securities rose more than yields on longer-term TIPS. An emphasis on mortgages provided incremental yield that contributed to the portfolio. A small allocation to corporate bonds also added value as their relatively higher coupons mitigated the impact of rising real rates. Emerging markets bonds benefited from improving economic fundamentals and continued credit quality upgrades, and the portfolio’s allocation to these securities was positive for performance. Modest holdings of the yen, euro and emerging market currencies added to performance as these currencies gained versus the dollar.
     We, at PIMCO, believe that the most likely outcome for the global economy in 2007 is slower growth with modest disinflation. Growth in Europe and Asia should be less reliant on U.S. demand than in the recent past. Each of these major economic regions is likely to grow at an annual rate of about 2%. The slowdown in the U.S. will likely be triggered by weakness in the property market that will spill over into consumption. The predominant risk to our forecast is that the downturn in the U.S. economy will be worse than we anticipate because of a more severe contraction in housing.
     While job destruction in the housing sector has been muted, changes in construction employment tend to lag more forward looking indicators such as housing starts and permits. Thus, job losses and pressure on consumer spending can be expected to kick in only after existing pipelines of housing starts have been completed. We believe that the magnitude and pace of these job losses will build throughout 2007, dampening consumption and resulting in slower economic growth overall. The decline in the U.S. housing and auto sectors is expected to generate weakness on a broader level in 2007, causing the Fed to begin easing in the first half of the year.
     If the Fed starts easing, it should be more difficult for the European Central Bank and the Bank of Japan to raise their own rates. Drivers of growth in Europe will likely be sturdy business confidence and robust capital spending, especially in Germany, where companies continue to make productivity-enhancing investments. The potential for increases in European consumption remain limited, however. Labor has little pricing power in Europe in the face of East European immigration and the threat of outsourcing. Germany’s imposition of a Value Added Tax in early 2007 could further crimp consumption. China’s investment boom continues and will likely act as a growth multiplier throughout the region. This is especially true for Japan, a huge and growing exporter of capital goods to China. As long as China sustains its growth, the rest of the region should absorb the impact of a slower U.S. economy with little hardship. Emerging economies will likely feel the impact of decelerating U.S. growth but these effects should be far less severe than in the past. Improvement in their economic fundamentals, including more flexible exchange rates and abundant currency reserves, should cushion the slowdown. Inflation is likely to remain well contained globally and could even subside a bit. Slower growth, combined with competition from lower cost labor in developing economies, should help contain wage pressures. The decline in commodity prices that began in mid-2006 should also have a positive effect.
     At a time when compensation for risk taking is at historically modest levels, we plan to emphasize select strategies that offer the highest potential reward for the risk incurred.
     A total target duration above the benchmark is a strategy used given the prospects for a slowing economy and downward pressure on real rates. We also plan to tactically manage the mix of real and nominal duration favoring TIPS when inflations expectations are expected to rise and vice versa. We expect to focus on shorter maturity TIPS, which should benefit from seasonal increases in inflation during the first half of the year. We expect to limit corporate exposure, as thin credit spreads could widen as the economy continues to weaken. We will most likely have exposure to the yen, euro, and other emerging market currencies as we expect the U.S. dollar to depreciate. We expect to have a mortgage emphasis; mortgages are a source of high quality yield with potential for gains via security selection.
Money Market Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the Money Market Portfolio returned 4.69% **, compared to a 4.86% * return for its benchmark, the Merrill Lynch 3-Month U.S. T-Bill Index, and a 4.51% * return for the Lipper Money Market Funds Index. The current yield measured during the seven-day period ending December 31, 2006 was 4.99% **.
See explanation of symbols on A-30

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Average Annual Total Returns for the periods ended December 31, 2006

	1 Year	5 Years	10 Years
Money Market Portfolio **	4.69%	2.13%	3.61%
Merrill Lynch 3-Month U.S. T-Bill Index *	4.86%	2.43%	3.80%
Lipper Money Market Funds Index *	4.51%	1.97%	3.44%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the first two quarters of the year, the Fed continued to take a restrictive monetary policy stance, raising the Federal Funds rate from 4.25% in January to 5.25% by June, ending seventeen straight rate hikes. Citing signals of slowing economic growth, past monetary actions, and cooling residential housing, the Fed kept rate increases on hold, and although still elevated, believed that core inflation seemed poised to moderate. Commercial paper outstanding was at an all-time high, as issuers looked to the short end of the curve for their financing needs. However, unsecured non-financial issuance continues to be limited on a historical basis.
     The portfolio’s strategy towards shorter maturities, emphasizing one-month, as well as floating rate securities, benefited the portfolio during the rate increases. Based on Pacific Life’s expectations of future rate moves, economic growth, and value along the yield curve, the portfolio added longer dated floating and fixed maturities throughout the year. These additions were made to increase the portfolio’s average maturity as well as construct a more laddered portfolio. As the rate curve stabilized, above market coupon securities in the portfolio were called away by issuers. This impacted the portfolio to a degree, by limiting the yield on the portfolio.
     The portfolio’s investment style continues to emphasize industry and asset type diversification within this asset class. The portfolio remains weighted towards liquid top-tier industrial issuers, blended with financial and banking related commercial paper, as well as asset-backed securities, floating rate notes, and certificates of deposit.
High Yield Bond Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006 the High Yield Bond Portfolio returned 9.42% **, compared to an 11.92% * return for its benchmark, the Credit Suisse First Boston High Yield Index.
Average Annual Total Returns for the periods ended December 31, 2006

	1 Year	5 Years	10 Years
High Yield Bond Portfolio **	9.42%	7.42%	4.88%
CS First Boston High Yield Index *	11.92%	11.07%	7.09%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. During the past few years, including 2006, the high yield market generated double-digit returns in three out of the last four years. The year can be broken down into three stages. During January through April, strong market conditions and anticipation of low defaults led to strong performance by high yields, especially the lower tier credits. In May and June, volatility increased and spreads widened due to concerns about inflation and uncertainty about interest rates under a new Fed Chairman. In the second half of the year, the market rebounded as the Fed paused and demand for high yield expanded. The high yield market rallied in the face of huge leveraged buyouts and a large supply of new issues.
     For the year, lower tier bonds returned 24.22% and outperformed middle and upper tier bonds, which returned 11.22% and 7.76%, respectively. The portfolio was underweight versus the benchmark in the lower tier sector, which hurt performance. Positive factors included an underweight position in the energy sector, which underperformed, and an overweight position in the cable/wireless video sector which outperformed. Several portfolio holdings, including Dollar Financial Group, Inc., Kerzner International Ltd. and New Skies Satellites N.V. benefited from refinancings and attractive tender premiums. General Motors Corp. and Ford Motor Co. bonds rallied due to asset sales and restructuring activities. Charter Communications, Inc. performed well on improving fundamentals in the cable sector. On the negative side, MGM MIRAGE and Station Casinos, Inc. underperformed the market.
     The top performing sectors for the year were aerospace, transportation and cable/wireless video. The worst performing sectors were energy, gaming/leisure and healthcare.
     With default rates expected to stay low, the portfolio will continue to opportunistically increase exposure to lower tier credits.
See explanation of symbols on A-30

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Comstock Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the Comstock Portfolio returned 16.33% **, compared to a 15.78% * return for its benchmark, the S&P 500 Index, and a 22.25% * return for the Russell 1000 Value Index.
Average Annual Total Returns for the periods ended December 31, 2006

			Since
			Inception
	1 Year	5 Years	(10/2/00)~
Comstock Portfolio **	16.33%	7.79%	4.06%
S&P 500 Index *	15.78%	6.18%	1.49%
Russell 1000 Value Index *	22.25%	10.86%	8.21%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. During the twelve-month period, the portfolio outperformed the benchmark S&P 500 Index. We, at Van Kampen, note that the portfolio’s sector over- and underweights relative to the S&P 500 Index are a result of our bottom-up stock selection process and do not reflect intentional top-down decisions. Among the chief positive contributors was the portfolio’s exposure to the consumer discretionary sector, primarily due to media stocks that benefited from positive company-specific factors. Stock selection and an underweight allocation in the information technology sector also added to gains relative to the S&P 500 Index. The portfolio’s significant overweight in telecommunication service stocks proved advantageous, given that the sector was the best performing group in the S&P 500 Index. In the past year, the telecom sector has benefited from considerable M&A activity and the greater efficiencies of the integrated companies.
     In the twelve-months ended December 31, 2006, the broad stock market completed its fourth consecutive year of positive returns since the end of the bear market in 2002. Despite disappointing second and third quarter GDP, an uptick in inflation, record high oil prices and rising interest rates, the economy continued to grow at a slower but respectable rate and inflation remained in check. Abating recession fears fueled strong stock performance, especially in the latter months of the period. Moreover, robust global M&A activity, stock buybacks, dividend increases and generally healthy corporate balance sheets continued to support investors’ enthusiasm for stocks. Generally speaking, large-capitalization value stocks, in which the portfolio invests, outperformed the broad stock market for the period under review.
     In contrast, the materials sector detracted from performance relative to the S&P 500 Index. The portfolio’s holdings in the sector were less exposed to the accelerating demand from China and other developing economies, which had driven the performance of other materials stocks. A large underweight in the energy sector—where compelling valuations were sparse, in our view—also hampered gains. The energy sector was the second best performing group in the S&P 500 Index during the twelve-month period.
     We remain committed to the portfolio’s discipline of seeking well-established, attractively valued companies that we believe have the potential for capital growth and income, regardless of what the economy or markets are doing. We continue to maintain our focus on bottom-up selection of stocks with reasonable valuations relative to our assessment of fair value. The portfolio’s positioning—with its significant underweight in energy and large overweight in large-capitalization pharmaceuticals—remained largely unchanged throughout the period and portfolio turnover was low. Our long-term perspective affords us the patience to buy and hold some of the portfolio’s more contrarian positions.
Mid-Cap Growth Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the Mid-Cap Growth Portfolio returned 8.93% **, compared to a 10.66% * return for its benchmark, the Russell Midcap Growth Index.
Average Annual Total Returns for the periods ended December 31, 2006

			Since
			Inception
	1 Year	5 Years	(1/2/01)~
Mid-Cap Growth Portfolio **	8.93%	1.52%	-2.19%
Russell Midcap Growth Index *	10.66%	8.22%	2.87%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio’s performance was slightly behind its benchmark for the twelve-month period ended December 31, 2006. Although stock selection detracted from the overall returns, the portfolio’s sector allocations contributed positively.
See explanation of symbols on A-30

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     Volatility characterized the equity markets for the twelve-month period ended December 31, 2006. During the first half of the year, investors grappled with high oil prices, rising interest rates and a slowing housing market. Moreover, the FOMC continued its policy of monetary tightening, fueling concerns that this prolonged period of interest rate increases might slow the economy too much. Tensions finally erupted in May and June in the form of a market sell-off following the Fed’s sixteenth and seventeenth consecutive Federal Funds rate increases.
     By August, however, the markets once again entered positive territory. The Fed stopped raising the target Federal Funds rate following its June 29th meeting and left the rate unchanged for the remainder of its policy meetings in 2006. Energy prices during the third and fourth quarters were still elevated but receded from the record high set in July. For the most part, corporate earnings reported throughout the year were still better than expected, company balance sheets were healthy, and the exceptionally strong pace of M&A activity that began in 2005 continued into 2006. Although economic growth was clearly moderating and housing data continued to decline, the immediate threat of recession subsided and a “soft landing” seemed more possible.
     Among the top contributing sectors for the portfolio over the twelve-month period were technology, consumer staples and “other” (multi-industry). Within the technology sector, selection in semiconductors and computer services software and systems benefited performance, as did an underweight allocation. Stock selection in the consumer staples sector also had a favorable impact on relative returns, due to the portfolio’s single tobacco company holding and selection in food companies. Stock selection was also the primary driver of positive returns in the “other” (multi-industry) sector, which includes conglomerates.
     The sectors that detracted the most from the portfolio’s performance included materials and processing, consumer discretionary and financial services. Within the materials and processing sector, stock selection in building materials and an underweight allocation hindered performance. Returns within the financial services sector were weak due to selection in investment management companies and the portfolio’s avoidance of real estate investment trusts (REITs). Furthermore, the sector’s underweight position in the financial services sector had a negative impact on performance. A significant overweight in the consumer discretionary sector and selection in commercial and educational services proved disadvantageous, as did security selection in commercial services and educational services companies.
     At the close of the period, consumer discretionary represented the largest sector weight and overweight in the portfolio, followed by financial services and healthcare. The financial services and healthcare sectors were underweighted versus the Russell Midcap Growth Index.
     We, at Van Kampen, use intensive fundamental research to seek high-quality growth companies. Our investment discipline favors companies that have sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. Because we emphasize secular growth, short-term market events are not as meaningful in the stock selection process.
Real Estate Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the Real Estate Portfolio returned 38.06% **, compared to a 35.06% * return for its benchmark, the FTSE National Association of Real Estate Investment Trusts (NAREIT) U.S. Real Estate Index.
Average Annual Total Returns for the periods ended December 31, 2006

			Since
			Inception
	1 Year	5 Years	(1/4/99)~
Real Estate Portfolio **	38.06%	24.92%	20.30%
FTSE NAREIT U.S. Real Estate Index *	35.06%	23.20%	18.53%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The period under review was highly positive both for the direct real estate market as well as the public real estate securities market. The very strong performance of the public real estate securities market over the period may be attributed to the following factors: evidence of continued improvements in underlying real estate values in the direct real estate market; the stronger outlook for the recovery of property fundamentals, which has been supported by favorable earnings results by the public companies; continued take-private activity (REITs that are taken private, opposite of going public) and speculation; and strong investment flows from both institutional and individual investors.
     Among the major U.S. real estate sectors, apartment and office stocks outperformed while retail stocks lagged. The favorable performance of apartment stocks was due to strong reported earnings and their favorable forward outlook. The sector also benefited from upgraded views on underlying asset values due to transactional evidence, including takeover activity in the sector. The office sector posted strong returns due to continued evidence of strength in private market values, as observed in individual transactions as well as significant continued takeover activity. Fundamentals continued to remain strong in the retail sector, however, retail REITs appeared to be hurt by investor concerns over the potential negative impact of higher interest rates, higher energy costs, and a weaker housing market. The performance of mall REITs, in particular, was negatively impacted by company-specific issues at two of the larger mall owners. Among the smaller sectors, the storage sector outperformed, while the hotel sector underperformed.
     Both stock selection and sector allocation contributed to the portfolio’s outperformance this year. Stock selection was favorable in every sector, with the exception of apartments. The most significant contributions were generated in the mall, office and hotel sectors. From a sector allocation perspective, the largest contributors were from the overweight to the office
See explanation of symbols on A-30

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
and apartment sectors, while the overweight to hotels detracted from performance.
     We, at Van Kampen, seek stocks that provide the best valuations relative to their underlying real estate values. Our company specific research leads us to specific preferences for sub-segments within each property sector. Current top-down preferences include an overweighting of companies that are focused in the ownership of upscale urban hotels, coastal apartments, high quality retail assets and Class A office properties in central business district and select suburban locations, and underweighting to companies concentrated in the ownership of strip shopping centers and industrial properties.
VN Small-Cap Value Portfolio
Q. How did the portfolio perform over the year ended December 31, 2006?
A. For the year ended December 31, 2006, the VN Small-Cap Value Portfolio returned 18.68% **, compared to a 23.48% * return for its benchmark, the Russell 2000 Value Index.
Average Annual Total Returns for the periods ended December 31, 2006

		Since
		Inception
	1 Year	(5/2/05)~
VN Small-Cap Value Portfolio **	18.68%	20.71%
Russell 2000 Value Index *	23.48%	23.36%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio and its benchmark produced strong returns over the past twelve months. The year was volatile, reflecting changing investor sentiment. Early in the year, investors were optimistic about the economy and began anticipating an end to the Fed’s systematic rate increases. That optimism was shaken in the late spring and early summer, however, as concerns began to mount about a possible economic slowdown and increased inflationary pressures and the market corrected. By the end of the third quarter, the market began to recover as the Fed put their rate increases on hold and inflation fears and economic concerns began to lessen, and the rally gained strength through the end of the year.
     The energy and healthcare sectors were positive contributors to the portfolio. On a stock specific basis the stocks contributing the most to performance were Universal Compression Holdings, Inc. (provider of compression services to natural gas companies) and Century Aluminum Co. (aluminum producer). The portfolio did not rise quite as much as the benchmark due largely to underperformance in the third quarter of this year when the market became more defensive and the portfolio was less invested than the benchmark in more defensive companies. From a sector standpoint, the portfolio’s overweight position versus the benchmark in aerospace and defense stocks, and its underweighting of more defensive consumer staples stocks, together with a modest cash position, contributed to the relative underperformance for the year. On a stock specific basis, Briggs and Stratton Corp. (a manufacturer of small engines) and Birch Mountain Resources Ltd. (a minerals and aggregates company) had the largest negative effect on relative performance in 2006.
     We, at Vaughan Nelson, continue to see healthy conditions in the economy and for the companies in the portfolio, and in the fourth quarter we began to see investors come back into the more economically sensitive sectors of the market which benefited the portfolio. We believe this will continue in the months ahead. If, however, the economy weakens more than we expect, we believe the valuations of the stocks in the portfolio should provide downside support. Although the market rose significantly in price this year, on a valuation basis it remains attractive. The market rose in line with the rise in reported earnings, so that market valuations at the end of this year are similar to where the year began.
     Our research work is based on bottom-up stock selection, focusing on stocks that we believe will provide attractive absolute return potential and which meet our strict investment and valuation criteria. This work continues to lead us to a portfolio that underweights the consumer, utility, technology, REITs and banking sectors versus the benchmark, while emphasizing the industrial (primarily aerospace and defense and commercial services), energy and healthcare sectors.

Explanation of Symbols for Pacific Select Fund Performance Discussion
* All indices are unmanaged. Sources for indices: Lipper Analytical Services, except the Lehman Brothers Global Real: U.S. TIPS Index (Lehman Brothers); Credit Suisse First Boston High Yield Index (Credit Suisse First Boston); and the FTSE National Association of Real Estate Investment Trusts (NAREIT) U.S. Real Estate Index (Ibbottson).
** The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns and 7-day yield (Money Market Portfolio only) do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.
*** Total returns for periods less than one full year are not annualized.
~ Due to data limitation, the benchmark since inception return reflects the commencement period from the first calendar day of the month the portfolio commenced its operations.

PACIFIC SELECT FUND
DISCLOSURE OF FUND EXPENSES
(Unaudited)
     We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each portfolio and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006. These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy (each a “Variable Contract”), and would be higher if they did.
ACTUAL EXPENSES
     The first line of the table below for each portfolio provides information about actual account values and actual expenses based on each portfolio’s actual performance and each portfolio’s actual expenses, after any applicable fee waivers. The “Ending Account Value at 12/31/06” column shown is derived from the portfolio’s actual performance; the “Annualized Expense Ratio” column shows the portfolio’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/06—12/31/06” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past 6-month period from July 1, 2006 to December 31, 2006.
     You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each portfolio in your account, simply divide that portfolio’s value by $1,000.00 (for example, an $8,600.00 portfolio value divided by $1,000.00 = 8.6), then multiply this result by the number given for your portfolio(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/06-12/31/06.”
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
     The second line of the table for each portfolio provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual portfolio’s expenses, after any applicable fee waivers. It assumes that the portfolio had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.
     You may use the hypothetical example information to compare the ongoing costs of investing in the portfolio to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction or Variable Contract costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid During
	Value at	Value at	Expense	the Period *
Portfolio	07/01/06	12/31/06	Ratio	07/01/06-12/31/06
International Value
Actual	$1,000.00	$1,155.40	0.91%	$4.94
Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

International Small-Cap
Actual	$1,000.00	$1,152.00	1.12%	$6.08
Hypothetical	$1,000.00	$1,019.56	1.12%	$5.70

Equity Index
Actual	$1,000.00	$1,126.10	0.28%	$1.50
Hypothetical	$1,000.00	$1,023.79	0.28%	$1.43

Small-Cap Index
Actual	$1,000.00	$1,090.60	0.53%	$2.79
Hypothetical	$1,000.00	$1,022.53	0.53%	$2.70

Diversified Research
Actual	$1,000.00	$1.076.50	0.92%	$4.82
Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

Equity
Actual	$1,000.00	$1,065.70	0.69%	$3.59
Hypothetical	$1,000.00	$1,021.73	0.69%	$3.52

American Funds Growth-Income **
Actual	$1,000.00	$1,106.10	0.37%	$1.96
Hypothetical	$1,000.00	$1,023.34	0.37%	$1.89

American Funds Growth **
Actual	$1,000.00	$1,074.00	0.37%	$1.93
Hypothetical	$1,000.00	$1,023.34	0.37%	$1.89

Large-Cap Value
Actual	$1,000.00	$1,123.50	0.88%	$4.71
Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

Technology
Actual	$1,000.00	$1,032.30	1.18%	$6.04
Hypothetical	$1,000.00	$1,019.26	1.18%	$6.01

Short Duration Bond
Actual	$1,000.00	$1,029.00	0.63%	$3.22
Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

Concentrated Growth
Actual	$1,000.00	$1,110.90	1.15%	$6.12
Hypothetical	$1,000.00	$1,019.41	1.15%	$5.85

See explanation of symbol on B-2

B-1

PACIFIC SELECT FUND
DISCLOSURE OF FUND EXPENSES (Continued)
(Unaudited)

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid During
	Value at	Value at	Expense	the Period *
Portfolio	07/01/06	12/31/06	Ratio	07/01/06-12/31/06
Diversified Bond
Actual	$1,000.00	$1,049.90	0.64%	$3.31
Hypothetical	$1,000.00	$1,021.98	0.64%	$3.26

Growth LT
Actual	$1,000.00	$1,098.10	0.79%	$4.18
Hypothetical	$1,000.00	$1,021.22	0.79%	$4.02

Focused 30
Actual	$1,000.00	$1,130.10	1.01%	$5.42
Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14

Health Sciences
Actual	$1,000.00	$1,102.40	1.17%	$6.20
Hypothetical	$1,000.00	$1,019.31	1.17%	$5.96

Mid-Cap Value
Actual	$1,000.00	$1,114.00	0.87%	$4.64
Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43

Large-Cap Growth
Actual	$1,000.00	$1,059.80	0.99%	$5.14
Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

Capital Opportunities
Actual	$1,000.00	$1,114.90	0.89%	$4.74
Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53

International Large-Cap
Actual	$1,000.00	$1,141.80	1.11%	$5.99
Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65

Fasciano Small Equity
Actual	$1,000.00	$1,019.00	0.83%	$4.22
Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23

Small-Cap Value
Actual	$1,000.00	$1,077.30	0.98%	$5.13
Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99

Multi-Strategy
Actual	$1,000.00	$1,122.20	0.70%	$3.74
Hypothetical	$1,000.00	$1,021.68	0.70%	$3.57

Main Street Core
Actual	$1,000.00	$1,117.60	0.68%	$3.63
Hypothetical	$1,000.00	$1,021.78	0.68%	$3.47

Emerging Markets
Actual	$1,000.00	$1,245.70	1.19%	$6.74
Hypothetical	$1,000.00	$1,019.21	1.19%	$6.06

Managed Bond
Actual	$1,000.00	$1,052.50	0.64%	$3.31
Hypothetical	$1,000.00	$1,021.98	0.64%	$3.26

Inflation Managed
Actual	$1,000.00	$1,022.80	0.63%	$3.21
Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

Money Market
Actual	$1,000.00	$1,024.70	0.36%	$1.84
Hypothetical	$1,000.00	$1,023.39	0.36%	$1.84

High Yield Bond
Actual	$1,000.00	$1,075.70	0.64%	$3.35
Hypothetical	$1,000.00	$1,021.98	0.64%	$3.26

Comstock
Actual	$1,000.00	$1,122.30	0.97%	$5.19
Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94

Mid-Cap Growth
Actual	$1,000.00	$1,059.20	0.92%	$4.78
Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

Real Estate
Actual	$1,000.00	$1,203.60	1.12%	$6.22
Hypothetical	$1,000.00	$1,019.56	1.12%	$5.70

VN Small-Cap Value
Actual	$1,000.00	$1,088.60	1.01%	$5.32
Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14

*	Expenses paid during the period are equal to the portfolio’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.

**	Expenses paid by the American Funds Growth-Income and American Funds Growth Portfolios during the period do not include expenses of the underlying Master Funds (see Note 1 to Financial Statements) in which the portfolios invested in.

B-2

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
COMMON STOCKS - 97.19%

Australia - 3.43%

Macquarie Airports +	7,333,200	$20,799,801
National Australia Bank Ltd +	802,500	25,548,965
QBE Insurance Group Ltd +	1,168,000	26,500,539
Zinifex Ltd +	1,632,200	24,057,366

		96,906,671

Austria - 1.50%

OMV AG +	280,500	15,905,221
voestalpine AG +	469,800	26,484,632

		42,389,853

Belgium - 1.82%

Fortis +	902,700	38,423,886
KBC Groep NV +	106,400	13,025,346

		51,449,232

Bermuda - 0.51%

Kerry Properties Ltd +	853,622	3,990,405
Orient Overseas International Ltd +	1,623,000	10,305,043

		14,295,448

Canada - 3.91%

Bombardier Inc ‘B’ *	2,060,100	6,978,000
Celestica Inc *	863,700	6,725,032
EnCana Corp (TSE)	203,300	9,354,781
Gerdau Ameristeel Corp	1,491,300	13,312,553
Husky Energy Inc	264,000	17,667,161
ING Canada Inc	23,704	1,065,527
IPSCO Inc	227,526	21,380,010
Nexen Inc	292,169	16,084,766
Teck Cominco Ltd ‘B’	237,000	17,864,168

		110,431,998

Denmark - 0.89%

Carlsberg AS ‘B’ +	252,700	25,023,645

Finland - 1.39%

Nokia OYJ +	1,233,800	25,054,801
Sampo OYJ ‘A’ +	537,600	14,358,378

		39,413,179

France - 11.88%

Air France-KLM +	151,623	6,365,111
BNP Paribas +	459,700	50,009,963
Compagnie Generale des Etablissements Michelin ‘B’ +	216,600	20,690,260
Credit Agricole SA +	724,000	30,348,573
France Telecom SA +	745,500	20,568,439
Renault SA +	478,300	57,271,561
Sanofi-Aventis +	508,100	46,847,163
Societe Generale +	241,289	40,818,881
Total SA +	875,600	63,005,903

		335,925,854

Germany - 11.29%

Allianz SE +	130,500	26,550,709
BASF AG +	438,700	42,782,927
Continental AG +	315,112	36,550,412
DaimlerChrysler AG +	115,000	7,084,574
Deutsche Lufthansa AG +	1,276,100	34,931,160
Deutsche Telekom AG +	526,700	9,607,361
E.ON AG +	331,600	44,981,031
Epcos AG * +	439,200	8,870,241
Muenchener Rueckversicherungs AG +	337,600	58,168,979
RWE AG +	344,800	37,795,951
TUI AG +	589,800	11,802,323

		319,125,668

Greece - 0.43%

Public Power Corp SA +	485,000	12,262,632

Hong Kong - 0.13%

Sino Land Co Ltd +	1,612,400	3,749,998

Italy - 4.32%

Banco Popolare di Verona e Novara SCRL +	557,500	15,971,523
Buzzi Unicem SPA +	722,800	20,504,912
ENI SPA +	1,648,000	55,430,706
Fondiaria-Sai SPA +	402,822	19,216,822
Fondiaria-Sai SPA RNC +	56,199	1,988,933
Italcementi SPA +	325,000	9,147,068

		122,259,964

Japan - 23.94%

Alps Electric Co Ltd +	1,053,700	11,420,741
Canon Inc	581,000	32,710,390
Cosmo Oil Co Ltd +	1,063,000	4,316,367
Dainippon Ink & Chemicals Inc +	2,730,000	10,641,051
East Japan Railway Co +	1,927	12,845,098
EDION Corp +	770,200	11,415,798
Honda Motor Co Ltd +	626,600	24,731,387
Isuzu Motors Ltd +	4,716,000	22,035,874
Itochu Corp +	2,338,000	19,164,711
Japan Tobacco Inc +	9,400	45,434,470
JFE Holdings Inc +	1,107,300	56,934,729
Leopalace21 Corp +	587,700	18,773,243
Mitsubishi Corp +	569,200	10,694,561
Mitsubishi UFJ Financial Group Inc +	875	10,855,074
Mitsui Chemicals Inc +	791,000	6,081,341
Mitsui OSK Lines Ltd +	3,615,000	35,704,176
Nippon Mining Holdings Inc +	2,079,500	14,944,647
Nippon Telegraph & Telephone Corp +	5,967	29,426,186
Nissan Motor Co Ltd +	1,915,800	23,117,389
Oki Electric Industry Co Ltd +	2,400,000	5,325,994
ORIX Corp +	188,400	54,634,514
Rengo Co Ltd +	773,000	4,935,206
Seiko Epson Corp +	437,900	10,623,439
Sharp Corp +	1,587,000	27,286,996
Sony Corp +	321,300	13,759,748
Sumitomo Heavy Industries Ltd +	53,000	555,426
Sumitomo Mitsui Financial Group Inc +	4,593	47,025,566
The Tokyo Electric Power Co Inc +	936,400	30,251,643
Tokyo Gas Co Ltd +	2,659,000	14,117,920
Toyota Motor Corp +	1,000,800	66,980,543

		676,744,228

Netherlands - 7.33%

ABN AMRO Holding NV +	1,010,028	32,380,095
Buhrmann NV +	798,400	11,844,736
European Aeronautic Defence & Space Co NV +	848,000	29,096,275
ING Groep NV CVA +	1,589,000	70,215,033
Koninklijke BAM Groep NV	424,600	8,233,614
Mittal Steel Co NV +	876,700	36,906,796
Wolters Kluwer NV +	648,670	18,608,937

		207,285,486

Singapore - 0.20%

Neptune Orient Lines Ltd +	4,256,000	5,776,420

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
Spain - 1.35%

Repsol YPF SA +	1,108,300	$38,186,604

Sweden - 0.83%

Svenska Cellulosa AB ‘B’ +	447,900	23,339,323

Switzerland - 2.01%

Credit Suisse Group +	655,200	45,679,208
Novartis AG +	193,900	11,138,828

		56,818,036

United Kingdom - 20.03%

AstraZeneca PLC +	713,100	38,216,066
Aviva PLC +	2,423,800	38,883,285
BAE Systems PLC +	3,516,100	29,231,357
Barclays PLC +	3,202,600	45,726,649
BP PLC +	2,611,600	29,122,178
Friends Provident PLC +	6,686,500	28,352,716
GlaxoSmithKline PLC +	742,800	19,551,096
Greene King PLC +	882,900	19,622,504
HBOS PLC +	2,166,900	47,902,411
J. Sainsbury PLC +	4,089,100	32,704,771
Royal & Sun Alliance Insurance Group PLC +	5,570,844	16,601,966
Royal Dutch Shell PLC ‘A’ (XAMS) +	1,015,100	35,764,461
Taylor Woodrow PLC +	2,742,600	22,802,047
The Royal Bank of Scotland Group PLC +	1,431,200	55,699,708
Vodafone Group PLC +	19,365,325	53,480,595
Wolverhampton & Dudley Breweries PLC +	509,900	18,023,376
Xstrata PLC +	695,100	34,587,867

		566,273,053

Total Common Stocks (Cost $2,355,058,562)		2,747,657,292

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.43%

Repurchase Agreement - 2.43%

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $68,732,205; collateralized by U.S. Treasury Notes: 4.625% due 03/31/08 and market value $70,077,029)	$68,699,000	68,699,000

Total Short-Term Investment (Cost $68,699,000)		68,699,000

TOTAL INVESTMENTS - 99.62% (Cost $2,423,757,562)		2,816,356,292

OTHER ASSETS & LIABILITIES, NET - 0.38%		10,683,466

NET ASSETS - 100.00%		$2,827,039,758

Notes to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	31.95%
Autos & Transportation	12.89%
Materials & Processing	10.83%
Utilities	8.93%
Integrated Oils	8.12%
Health Care	4.09%
Consumer Discretionary	4.03%
Multi-Industry	3.75%
Technology	3.56%
Consumer Staples	3.37%
Producer Durables	3.18%
Energy	2.49%
Short-Term Investment	2.43%

99.62%
Other Assets & Liabilities, Net	0.38%

100.00%

(b)	As of December 31, 2006, the portfolio was diversified by geographical region as a percentage of net assets as follows:

Japan	23.94%
United Kingdom	20.03%
France	11.88%
Germany	11.29%
Netherlands	7.33%
Italy	4.32%
Canada	3.91%
Australia	3.43%
United States	2.43%
Switzerland	2.01%
Belgium	1.82%
Austria	1.50%
Finland	1.39%
Spain	1.35%
Denmark	0.89%
Sweden	0.83%
Bermuda	0.51%
Greece	0.43%
Singapore	0.20%
Hong Kong	0.13%

99.62%
Other Assets & Liabilities, Net	0.38%

100.00%

(c)	The amount of $6,279,539 in cash was segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2006:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
Dow Jones EURO STOXX 50 (03/07)	552	$29,722,011	$574,197

(d)	Securities with a total aggregate market value of $2,596,281,290, or 91.84% of the net assets, were valued under the fair value procedures established by the Funds’ Board of Trustees.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
WARRANTS - 0.02%

Japan - 0.02%

Dowa Holdings Co Ltd * + Exp. 01/29/10	317,000	$134,296

Total Warrants (Cost $0)		134,296

PREFERRED STOCKS - 0.72%

Germany - 0.72%

Fresenius AG +	15,014	3,202,449
ProSiebenSat.1 Media AG +	70,700	2,245,067

		5,447,516

Total Preferred Stocks (Cost $4,579,243)		5,447,516

COMMON STOCKS - 96.25%

Australia - 4.78%

Alesco Corp Ltd +	288,386	2,622,822
Ansell Ltd +	357,250	3,168,475
Australian Worldwide Exploration Ltd * +	1,134,136	2,723,592
Bradken Ltd +	65,900	415,447
Coates Hire Ltd +	273,692	1,259,212
David Jones Ltd +	973,281	3,192,736
Downer EDI Ltd +	489,000	2,692,690
Goodman Fielder Ltd +	921,800	1,612,363
ING Industrial Fund REIT +	1,103,600	2,058,637
Jubilee Mines NL +	271,600	3,371,336
Just Group Ltd +	661,607	1,929,354
Kagara Zinc Ltd +	393,400	2,159,387
Leighton Holdings Ltd +	74,691	1,190,068
Macquarie Office Trust REIT +	1,864,300	2,259,904
OneSteel Ltd +	458,059	1,689,128
Specialty Fashion Group Ltd * +	775,826	939,617
United Group Ltd +	255,050	2,805,316

		36,090,084

Austria - 0.88%

Andritz AG +	10,370	2,247,867
Boehler-Uddeholm AG +	62,580	4,373,242

		6,621,109

Belgium - 1.39%

Delhaize Group +	57,749	4,803,338
Mobistar SA +	32,500	2,768,891
Omega Pharma SA +	21,500	1,617,900
Option NV * +	93,114	1,260,242

		10,450,371

Bermuda - 0.53%

Kerry Properties Ltd +	555,500	2,596,782
Regal Hotels International Holdings Ltd +	16,204,000	1,431,570

		4,028,352

Canada - 5.86%

Alliance Atlantis Communications Inc ‘B’ *	81,900	3,545,266
Aur Resources Inc	92,100	1,916,002
Baytex Energy Trust	139,400	2,663,321
Bell Aliant Regional Communications Income Fund	49,100	1,135,134
CAE Inc	226,900	2,091,648
Canam Group Inc	191,200	1,518,254
CGI Group Inc ‘A’ *	73,600	513,114
Constellation Copper Corp *	696,100	859,567
Constellation Copper Corp * ◊	68,534	84,628
HudBay Minerals Inc *	146,000	2,734,331
Industrial Alliance Insurance & Financial Services Inc	58,000	1,797,470
Inmet Mining Corp	46,700	2,499,290
Kingsway Financial Services Inc	147,400	3,072,756
Laurentian Bank of Canada	58,700	1,522,681
Linamar Corp	125,700	1,498,289
LionOre Mining International Ltd *	412,200	4,683,488
Lundin Mining Corp *	101,901	3,757,444
Major Drilling Group International Inc *	72,800	1,628,113
Oilexco Inc *	309,400	1,923,552
Petrolifera Petroleum Ltd *	13,200	199,786
Savanna Energy Services Corp *	63,680	1,034,257
Trinidad Energy Services Income Trust	73,900	874,519
WestJet Airlines Ltd *	207,800	2,660,424

		44,213,334

Denmark - 1.60%

NKT Holdings AS +	29,000	2,558,307
Topdanmark AS * +	25,180	4,152,758
TrygVesta AS +	70,750	5,383,874

		12,094,939

Finland - 2.24%

Elisa OYJ +	155,150	4,242,443
KCI Konecranes OYJ +	120,900	3,546,371
Outokumpu OYJ +	159,000	6,198,322
Wartsila OYJ ‘B’ +	54,800	2,938,889

		16,926,025

France - 6.32%

Air France-KLM +	176,500	7,409,444
Bacou-Dalloz SA +	2,374	317,476
Capgemini SA +	40,191	2,514,544
Ciments Francais +	15,602	2,987,862
Compagnie Generale des Etablissements Michelin ‘B’ +	85,000	8,119,447
Etam Developpement SA	41,718	3,651,117
GFI Informatique +	183,623	1,510,675
Kaufman & Broad SA	62,187	3,886,123
Natixis +	178,680	5,005,374
Nexans SA +	36,669	4,670,882
Nexity +	51,160	3,698,939
Penauille Polyservices * +	110,785	1,686,051
SCOR +	760,000	2,244,069

		47,702,003

Germany - 5.88%

Altana AG +	40,450	2,495,692
Celesio AG +	36,988	1,961,857
Deutsche Lufthansa AG +	153,317	4,196,803
Deutsche Postbank AG +	41,500	3,483,278
Epcos AG * +	36,143	729,957
Fresenius Medical Care AG & Co KGaA +	16,694	2,222,379
GEA Group AG +	69,872	1,561,838
Kloeckner & Co AG * +	94,000	4,074,998
Lanxess AG * +	105,934	5,865,446
Leoni AG +	101,838	4,144,277
Salzgitter AG +	41,750	5,444,422
SGL Carbon AG * +	108,300	2,666,601
Stada Arzneimittel AG +	47,668	2,718,365
ThyssenKrupp AG +	60,349	2,834,732

		44,400,645

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
Greece - 0.74%

Aluminum of Greece SAIC +	83,593	$1,995,268
Mytilineos Holdings SA +	90,656	3,574,244

		5,569,512

Hong Kong - 0.68%

Hang Lung Group Ltd +	846,000	2,567,756
Sino Land Co Ltd +	1,112,000	2,586,206

		5,153,962

Italy - 6.87%

AEM SPA +	962,059	3,209,584
Banca Popolare di Milano SCRL +	217,600	3,763,097
Banche Popolari Unite SCPA +	190,089	5,213,741
Banco Popolare di Verona e Novara SCRL +	146,877	4,207,802
Biesse SPA +	160,831	3,276,091
Brembo SPA +	349,499	4,262,621
Credito Emiliano SPA +	236,900	3,346,664
ERG SPA +	122,900	2,805,718
Fondiaria-Sai SPA +	43,100	2,056,107
IFIL Investments SPA +	246,400	2,013,164
Piaggio & C SPA * +	898,904	3,718,601
Saras SPA * +	403,500	2,149,066
Seat Pagine Gialle SPA +	9,487,900	5,642,376
Sogefi SPA +	385,697	2,986,247
Trevi Finanziaria SPA +	259,704	3,213,257

		51,864,136

Japan - 18.80%

Alpha Systems Inc +	42,100	1,261,318
Ardepro Co Ltd +	8,508	2,800,200
Asset Managers Co Ltd +	526	1,041,565
Can Do Co Ltd +	1,041	833,142
Canon Marketing Japan Inc +	127,000	2,883,165
CKD Corp +	154,000	1,602,980
Daihatsu Motor Co Ltd +	144,000	1,451,326
Dowa Holdings Co Ltd +	317,000	2,715,466
Exedy Corp +	117,800	3,643,409
Fuji Electric Holdings Co Ltd +	211,000	1,142,162
Futaba Industrial Co Ltd +	131,900	3,224,146
Haseko Corp * +	616,500	2,199,996
Hitachi Cable Ltd +	609,000	3,419,447
Hitachi High-Technologies Corp +	19,700	584,350
Japan Electronic Materials Corp +	50,400	1,411,415
JTEKT Corp +	105,800	2,239,674
Katokichi Co Ltd +	179,800	1,457,677
Leopalace21 Corp +	112,800	3,603,236
Mimasu Semiconductor Industry Co Ltd +	123,700	2,399,565
Minebea Co Ltd +	726,000	5,062,643
Miraca Holdings Inc +	217,300	5,000,029
Nabtesco Corp +	103,000	1,291,520
Nichirei Corp +	610,000	3,416,419
Nifco Inc +	245,900	5,647,122
Nipro Corp +	230,000	4,207,735
Nissin Kogyo Co Ltd +	145,700	3,748,716
Nitto Boseki Co Ltd +	1,482,000	5,158,353
NTN Corp +	317,000	2,839,646
Oenon Holdings Inc +	793,000	2,615,253
Oki Electric Industry Co Ltd +	1,526,000	3,386,444
Okinawa Cellular Telephone Co +	1,058	2,871,259
Okuma Corp +	100,000	1,152,683
Orient Corp +	613,000	1,143,815
Pacific Management Corp REIT +	692	1,515,168
Sapporo Hokuyo Holdings Inc +	211	2,036,369
Seven & I Holdings Co Ltd +	88,440	2,750,043
Shin-Etsu Polymer Co Ltd +	231,000	3,225,384
Showa Corp +	46,200	750,885
Sintokogio Ltd +	105,000	1,433,631
Sumitomo Osaka Cement Co Ltd +	1,005,000	3,285,377
Taiyo Yuden Co Ltd +	105,000	1,855,302
Takeuchi Manufacturing Co Ltd +	58,800	2,734,493
TBK Co Ltd +	158,000	648,012
The Yokohama Rubber Co Ltd +	451,000	2,718,178
Tocalo Co Ltd +	58,600	2,176,814
Toho Gas Co Ltd +	603,000	2,934,455
Toho Pharmaceutical Co Ltd +	170,000	3,074,704
Tosei Corp +	2,063	2,371,428
Toyoda Gosei Co Ltd +	185,000	4,280,878
Tsubakimoto Chain Co +	158,000	935,150
Ulvac Inc +	59,300	2,025,079
Urban Corp +	212,400	3,227,159
Victor Co Of Japan Ltd * +	705,000	3,617,317
Yamaguchi Financial Group Inc *	294,000	3,013,991
Yaskawa Electric Corp +	329,000	3,802,993

		141,868,686

Liechtenstein - 0.45%

Verwaltungs-und Privat Bank AG +	12,703	3,380,916

Netherlands - 3.53%

Aalberts Industries NV +	35,456	3,058,374
Arcadis NV +	51,600	3,172,780
CSM CVA +	55,600	2,138,557
Imtech NV +	38,330	2,431,269
Macintosh Retail Group NV +	108,288	3,634,218
Samas NV CVA * +	153,953	1,704,928
Smit Internationale NV +	42,024	2,258,730
USG People NV +	60,678	2,642,822
Wolters Kluwer NV +	194,400	5,576,912

		26,618,590

Norway - 1.99%

Acta Holding ASA +	846,000	4,444,851
Altinex ASA * +	21,246,200	3,869,317
Petroleum Geo-Services ASA * +	93,960	2,199,295
Prosafe ASA +	186,400	2,637,768
TGS Nopec Geophysical Co ASA * +	90,680	1,870,645

		15,021,876

Portugal - 0.30%

Sonae SGPS SA +	1,150,843	2,290,089

Singapore - 0.67%

Keppel Land Ltd +	459,000	2,059,940
Parkway Holdings Ltd +	561,750	1,145,172
SembCorp Marine Ltd +	560,000	1,240,042
Wheelock Properties S Ltd +	433,000	634,070

		5,079,224

South Korea - 1.82%

Cheil Industries Inc * +	34,480	1,451,426
GS Engineering & Construction Corp * +	21,440	1,904,984
Hyundai Marine & Fire Insurance Co Ltd +	168,550	2,124,068
Hyundai Mipo Dockyard * +	16,870	2,151,123
Korean Air Lines Co Ltd +	44,167	1,678,153
NHN Corp * +	18,000	2,189,421
Samsung Securities Co Ltd +	41,910	2,266,110

		13,765,285

Spain - 1.76%

Banco Sabadell SA +	37,890	1,693,454
Ebro Puleva SA +	100,000	2,529,226
Grifols SA * +	215,300	2,866,121

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
Red Electrica de Espana * +	93,650	$4,009,718
Tecnicas Reunidas SA * +	56,600	2,171,657

		13,270,176

Sweden - 1.92%

Alfa Laval AB +	55,200	2,482,472
Bilia AB ‘A’ +	136,700	2,196,697
Billerud AB +	108,400	1,922,093
Boliden AB +	142,900	3,642,413
D. Carnegie & Co AB +	11,150	239,422
Elekta AB ‘B’ +	105,200	2,209,878
Haldex AB +	74,800	1,781,556

		14,474,531

Switzerland - 5.07%

Baloise Holding AG +	52,757	5,259,442
Bank Sarasin & Compagnie AG ‘B’ +	780	2,456,575
Converium Holding AG +	320,500	4,283,281
Galenica Holding AG +	7,953	2,221,706
Georg Fischer AG * +	6,372	4,119,600
Helvetia Holding AG +	16,260	5,347,517
Holcim Ltd +	50,798	4,645,615
Julius Baer Holding AG +	40,500	4,441,045
Petroplus Holdings AG *	10,000	607,304
Swiss Life Holding * +	19,700	4,917,733

		38,299,818

United Kingdom - 22.17%

Aberdeen Asset Management PLC +	973,300	3,611,564
Air Berlin PLC * +	72,600	1,571,335
Alfred McAlpine PLC +	12,855	145,526
Alliance Boots PLC +	216,907	3,550,545
Amlin PLC +	912,816	5,797,285
Babcock International Group PLC +	277,721	2,176,368
Barratt Developments PLC +	206,903	4,987,802
Bellway PLC +	163,801	4,940,429
Bodycote International PLC +	751,672	3,352,562
Bovis Homes Group PLC +	135,800	2,874,222
BRIT Insurance Holdings PLC +	937,610	5,780,956
British Airways PLC * +	661,551	6,820,971
British Land Co PLC +	117,300	3,924,271
Britvic PLC +	563,900	3,233,259
Cable & Wireless PLC +	978,200	3,009,430
Cattles PLC +	338,808	2,906,052
Charter PLC * +	160,539	2,834,805
Collins Stewart PLC *	163,000	810,644
Crest Nicholson PLC +	382,200	4,621,437
Dana Petroleum PLC * +	109,400	2,677,258
easyJet PLC * +	496,600	5,945,494
Enodis PLC +	549,633	2,138,959
FirstGroup PLC +	334,810	3,755,267
Galliford Try PLC +	946,960	3,036,408
Henderson Group PLC +	749,300	2,014,664
Inchcape PLC +	259,500	2,561,268
Intermediate Capital Group PLC +	48,200	1,594,953
International Power PLC +	505,900	3,768,067
JJB Sports PLC +	894,700	4,108,165
Kelda Group PLC +	286,100	5,173,054
Kier Group PLC +	90,975	3,856,429
Lonmin PLC +	58,500	3,435,481
Lookers PLC +	411,550	1,402,826
Mitchells & Butlers PLC +	100,922	1,400,078
Northern Rock PLC +	320,387	7,366,357
Pennon Group PLC +	201,290	2,243,013
Persimmon PLC +	185,637	5,538,700
Premier Foods PLC +	590,400	3,484,518
Redrow PLC +	437,500	6,106,510
Severn Trent PLC +	240,900	6,930,276
Spectris PLC +	113,600	1,738,788
The Paragon Group of Cos PLC +	114,180	1,491,537
Tullett Prebon PLC * +	163,000	2,071,184
Tullow Oil PLC +	611,782	4,755,347
Venture Production PLC * +	279,424	4,815,881
Wilson Bowden PLC +	87,000	3,763,302
WSP Group PLC +	284,762	3,188,155

		167,311,402

Total Common Stocks (Cost $664,567,756)		726,495,065

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.97%

Repurchase Agreement - 2.97%

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $22,454,848; collateralized by U.S. Treasury Notes: 3.875% due 09/15/10 and market value $22,894,373)	$22,444,000	22,444,000

Total Short-Term Investment (Cost $22,444,000)		22,444,000

TOTAL INVESTMENTS - 99.96% (Cost $691,590,999)		754,520,877

OTHER ASSETS & LIABILITIES, NET - 0.04%		302,469

NET ASSETS - 100.00%		$754,823,346

Notes to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	22.17%
Producer Durables	14.46%
Materials & Processing	13.44%
Autos & Transportation	12.62%
Consumer Discretionary	9.12%
Utilities	5.77%
Integrated Oils	5.01%
Health Care	4.07%
Technology	3.74%
Consumer Staples	3.35%
Multi-Industry	3.24%
Short-Term Investment	2.97%

99.96%
Other Assets & Liabilities, Net	0.04%

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

(b)	As of December 31, 2006, the portfolio was diversified by geographical region as a percentage of net assets as follows:

United Kingdom	22.17%
Japan	18.82%
Italy	6.87%
Germany	6.60%
France	6.32%
Canada	5.86%
Switzerland	5.07%
Australia	4.78%
Netherlands	3.53%
United States	2.97%
Finland	2.24%
Norway	1.99%
Sweden	1.92%
South Korea	1.82%
Spain	1.76%
Denmark	1.60%
Belgium	1.39%
Austria	0.88%
Greece	0.74%
Hong Kong	0.68%
Singapore	0.67%
Bermuda	0.53%
Liechtenstein	0.45%
Portugal	0.30%

99.96%
Other Assets & Liabilities, Net	0.04%

100.00%

(c)	Securities with a total aggregate market value of $675,894,364, or 89.54% of the net assets, were valued under the fair value procedures established by the Funds’ Board of Trustees.

(d)	Restricted securities as of December 31, 2006:

Issuer and			Value as a %
Acquisition Date(s)	Cost	Value	of Net assets

Constellation Copper Corp 08/03/06	$174,880	$84,628	0.01%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Summary Schedule of Investments
December 31, 2006

	Shares	Value
COMMON STOCKS - 96.35%

Autos & Transportation - 2.19%

United Parcel Service Inc ‘B’ - 0.62%	197,800	$14,831,044
Other Securities - 1.57%		37,842,756

		52,673,800

Consumer Discretionary - 11.88%

Google Inc ‘A’ * - 0.74%	38,580	17,765,318
The Home Depot Inc - 0.62%	374,250	15,029,880
The Walt Disney Co - 0.54%	383,206	13,132,470
Time Warner Inc - 0.67%	737,360	16,059,701
Wal-Mart Stores Inc - 0.86%	446,000	20,596,280
Other Securities - 8.45%		203,244,565

		285,828,214

Consumer Staples - 7.31%

Altria Group Inc - 1.35%	379,552	32,573,153
PepsiCo Inc - 0.78%	298,880	18,694,944
The Coca-Cola Co - 0.74%	370,900	17,895,925
The Procter & Gamble Co - 1.54%	575,679	36,998,889
Other Securities - 2.90%		69,833,695

		175,996,606

Energy - 2.33%

Other Securities - 2.33%		56,045,482

Financial Services - 22.33%

American Express Co - 0.56%	221,800	13,456,606
American International Group Inc - 1.40%	471,142	33,762,036
Bank of America Corp - 1.82%	820,597	43,811,674
Citigroup Inc - 2.08%	899,019	50,075,358
JPMorgan Chase & Co - 1.27%	632,382	30,544,051
Merrill Lynch & Co Inc - 0.62%	160,731	14,964,056
Morgan Stanley - 0.66%	194,303	15,822,093
The Goldman Sachs Group Inc - 0.65%	78,500	15,648,975
U.S. Bancorp - 0.49%	326,499	11,815,999
Wachovia Corp - 0.84%	352,423	20,070,490
Wells Fargo & Co - 0.90%	610,510	21,709,736
Other Securities - 11.04%		265,634,004

		537,315,078

Health Care - 11.36%

Abbott Laboratories ‡ - 0.56%	277,700	13,526,767
Amgen Inc * - 0.60%	212,240	14,498,114
Johnson & Johnson ‡ - 1.46%	530,322	35,011,858
Medtronic Inc - 0.47%	211,400	11,312,014
Merck & Co Inc - 0.72%	396,600	17,291,760
Pfizer Inc - 1.42%	1,321,997	34,239,722
UnitedHealth Group Inc - 0.54%	244,204	13,121,081
Wyeth - 0.52%	244,000	12,424,480
Other Securities - 5.07%		121,921,893

		273,347,689

Integrated Oils - 7.07%

Chevron Corp - 1.23%	400,734	29,465,971
ConocoPhillips - 0.89%	298,739	21,494,271
Exxon Mobil Corp - 3.38%	1,062,178	81,394,700
Schlumberger Ltd (Netherlands) - 0.57%	214,700	13,560,452
Other Securities - 1.00%		24,093,953

		170,009,347

Materials & Processing - 3.31%

Other Securities - 3.31%		79,527,601

Multi-Industry - 4.57%

3M Co - 0.44%	136,700	10,653,031
General Electric Co - 2.90%	1,871,700	69,645,957
Tyco International Ltd (Bermuda) - 0.46%	360,883	10,970,843
Other Securities - 0.77%		18,557,783

		109,827,614

Producer Durables - 4.17%

The Boeing Co - 0.54%	145,961	12,967,175
United Technologies Corp - 0.48%	183,400	11,466,168
Other Securities - 3.15%		75,782,371

		100,215,714

Technology - 12.34%

Apple Computer Inc * - 0.54%	154,200	13,082,328
Cisco Systems Inc * - 1.26%	1,106,816	30,249,281
Hewlett-Packard Co - 0.86%	500,473	20,614,483
Intel Corp - 0.88%	1,045,720	21,175,830
International Business Machines Corp - 1.11%	275,881	26,801,839
Microsoft Corp - 1.94%	1,565,972	46,759,924
Oracle Corp * - 0.52%	731,336	12,535,099
QUALCOMM Inc - 0.47%	299,500	11,318,105
Other Securities - 4.76%		114,393,465

		296,930,354

Utilities - 7.49%

AT&T Inc ‡ - 1.05%	704,189	25,174,757
BellSouth Corp - 0.65%	329,200	15,508,612
Comcast Corp ‘A’ * - 0.53%	301,318	12,754,791
Verizon Communications Inc - 0.81%	525,554	19,571,631
Other Securities - 4.45%		107,137,885

		180,147,676

Total Common Stocks (Cost $1,980,610,399)		2,317,865,175

	Principal
	Amount
SHORT-TERM INVESTMENT - 3.53%

Repurchase Agreement - 3.53%

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $84,991,059; collateralized by U.S. Treasury Bills: 4.865% due 06/14/07 and market value $86,650,800)	$84,950,000	84,950,000

Total Short-Term Investment (Cost $84,950,000)		84,950,000

TOTAL INVESTMENTS - 99.88% (Cost $2,065,560,399)		2,402,815,175

OTHER ASSETS & LIABILITIES, NET - 0.12%		2,880,620

NET ASSETS - 100.00%		$2,405,695,795

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2006

Notes to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	22.33%
Technology	12.34%
Consumer Discretionary	11.88%
Health Care	11.36%
Utilities	7.49%
Consumer Staples	7.31%
Integrated Oils	7.07%
Multi-Industry	4.57%
Producer Durables	4.17%
Short-Term Investment	3.53%
Materials & Processing	3.31%
Energy	2.33%
Autos & Transportation	2.19%

99.88%
Other Assets & Liabilities, Net	0.12%

100.00%

(b)	Securities with an approximate aggregate market value of $27,069,000 were segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2006:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation

S&P 500 (03/07)	247	$88,076,363	$126,473

(c)	Other Securities represent issues not identified as a top-fifty holding in terms of market value and issues or issuers not exceeding one percent of net assets individually or in aggregate, respectively, as of December 31, 2006.

(d)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Summary Schedule of Investments
December 31, 2006

	Shares	Value
WARRANTS - 0.00%

Autos & Transportation - 0.00%

TIMCO Aviation Services Inc * - 0.00% Exp. 02/27/07	362	$—

Total Warrants (Cost $0)		—

RIGHTS - 0.00%

Financial Services - 0.00%

Affordable Residential Communities Inc * - 0.00% Exp. 01/23/07	25,300	22,347

Utilities - 0.00%

Revlon Inc * - 0.00% Exp. 01/19/07	116,019	5,801

Total Rights (Cost $0)		28,148

COMMON STOCKS - 85.88%

Autos & Transportation - 3.19%

Florida East Coast Industries Inc - 0.13%	25,700	1,531,720
JetBlue Airways Corp * - 0.15%	124,700	1,770,740
Other Securities ‡ - 2.91%		33,774,849

		37,077,309

Consumer Discretionary - 17.04%

Aztar Corp * - 0.13%	27,400	1,491,108
Big Lots Inc * - 0.18%	88,400	2,026,128
Gaylord Entertainment Co * - 0.13%	30,100	1,532,993
Jack in the Box Inc * - 0.14%	26,900	1,641,976
Payless ShoeSource Inc * - 0.14%	49,300	1,618,026
Phillips-Van Heusen Corp - 0.19%	43,300	2,172,361
THQ Inc * - 0.14%	51,300	1,668,276
ValueClick Inc * - 0.14%	70,060	1,655,518
Waste Connections Inc * - 0.13%	35,500	1,475,025
Other Securities ‡ - 15.72%		182,451,748

		197,733,159

Consumer Staples - 1.86%

NBTY Inc * - 0.16%	43,300	1,799,981
Other Securities - 1.70%		19,745,134

		21,545,115

Energy - 3.83%

Veritas DGC Inc * - 0.21%	28,200	2,414,766
Other Securities - 3.62%		42,043,969

		44,458,735

Financial Services - 20.39%

Alexandria Real Estate
Equities Inc REIT - 0.20%	23,080	2,317,232
First Industrial Realty Trust Inc REIT - 0.13%	33,100	1,552,059
First Midwest Bancorp Inc - 0.13%	39,458	1,526,235
Highwoods Properties Inc REIT - 0.14%	40,040	1,632,030
Home Properties Inc REIT - 0.14%	27,300	1,618,071
KKR Financial Corp REIT - 0.13%	55,200	1,478,808
Knight Capital Group Inc ‘A’ * - 0.13%	77,300	1,481,841
Nationwide Health Properties Inc REIT - 0.14%	55,300	1,671,166
Realty Income Corp REIT - 0.16%	66,100	1,830,970
Waddell & Reed Financial Inc ‘A’ - 0.14%	60,300	1,649,808
Other Securities ‡ - 18.95%		219,962,999

		236,721,219

Health Care - 9.65%

Hologic Inc * - 0.17%	40,650	1,921,932
ICOS Corp * - 0.15%	51,400	1,736,806
Medicis Pharmaceutical Corp ‘A’ - 0.13%	43,300	1,521,129
Mentor Corp - 0.13%	30,800	1,505,196
OSI Pharmaceuticals Inc * - 0.13%	44,000	1,539,120
Psychiatric Solutions Inc * - 0.13%	41,900	1,572,088
Other Securities ‡ - 8.81%		102,244,346

		112,040,617

Integrated Oils - 0.21%

Other Securities - 0.21%		2,399,885

Materials & Processing - 7.97%

Acuity Brands Inc - 0.15%	33,200	1,727,728
Chaparral Steel Co - 0.13%	34,000	1,505,180
Cleveland-Cliffs Inc - 0.13%	32,600	1,579,144
Hercules Inc * - 0.14%	84,300	1,627,833
Oregon Steel Mills Inc * - 0.15%	27,600	1,722,516
Other Securities ‡ - 7.27%		84,353,684

		92,516,085

Multi-Industry - 0.29%

Other Securities - 0.29%		3,358,887

Producer Durables - 6.32%

General Cable Corp * - 0.15%	39,300	1,717,803
Herman Miller Inc - 0.14%	45,800	1,665,288
Polycom Inc * - 0.17%	64,600	1,996,786
Varian Semiconductor Equipment
Associates Inc * - 0.16%	39,649	1,804,822
Other Securities ‡ - 5.70%		66,189,719

		73,374,418

Technology - 11.41%

Brocade Communications
Systems Inc * - 0.15%	210,400	1,727,384
Digital River Inc * - 0.15%	30,600	1,707,174
Equinix Inc * - 0.13%	20,100	1,519,962
FLIR Systems Inc * - 0.13%	47,700	1,518,291
Foundry Networks Inc * - 0.13%	102,300	1,532,454
Micros Systems Inc * - 0.13%	28,800	1,517,760
Parametric Technology Corp * - 0.13%	82,120	1,479,802
Sybase Inc * - 0.13%	62,000	1,531,400
Other Securities ‡ - 10.33%		119,913,255

		132,447,482

Utilities - 3.72%

Nicor Inc - 0.13%	32,800	1,535,040
PNM Resources Inc - 0.13%	47,400	1,474,140
Time Warner Telecom Inc ‘A’ * - 0.19%	110,710	2,206,450
Westar Energy Inc - 0.13%	60,300	1,565,388
Other Securities ‡ - 3.14%		36,416,877

		43,197,895

Total Common Stocks (Cost $822,327,501)		996,870,806

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 14.19%

Repurchase Agreement - 14.19%

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $164,800,615; collateralized by U.S. Treasury Notes: 3.500% due 12/15/09 and market value $7,185,684, 4.000% due 06/15/09 and market value $19,953,127, 4.625% due 03/31/08 and market value $121,492,048, and 5.000% due 07/31/08 and market value $19,388,350)	$164,721,000	$164,721,000

Total Short-Term Investment (Cost $164,721,000)		164,721,000

TOTAL INVESTMENTS - 100.07% (Cost $987,048,501)		1,161,619,954

OTHER ASSETS & LIABILITIES, NET — (0.07%)		(821,026)

NET ASSETS - 100.00%		$1,160,798,928

Notes to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	20.39%
Consumer Discretionary	17.04%
Short-Term Investment	14.19%
Technology	11.41%
Health Care	9.65%
Materials & Processing	7.97%
Producer Durables	6.32%
Energy	3.83%
Utilities	3.72%
Autos & Transportation	3.19%
Consumer Staples	1.86%
Multi-Industry	0.29%
Integrated Oils	0.21%

100.07%
Other Assets & Liabilities, Net	(0.07%)

100.00%

(b)	Securities with an approximate aggregate market value of $12,655,390 were segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2006:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Depreciation

Russell 2000 (03/07)	416	$166,395,575	($1,058,247)

(c)	Other Securities represent issues not identified as a top-fifty holding in terms of market value and issues or issuers not exceeding one percent of net assets individually or in aggregate, respectively, as of December 31, 2006.

(d)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
DIVERSIFIED RESEARCH PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
COMMON STOCKS - 96.16%

Autos & Transportation - 1.25%

FedEx Corp	43,800	$4,757,556
United Parcel Service Inc ‘B’	212,500	15,933,250

		20,690,806

Consumer Discretionary - 12.15%

Avon Products Inc	192,400	6,356,896
Best Buy Co Inc	114,100	5,612,579
Clear Channel Communications Inc	135,200	4,805,008
Dollar Tree Stores Inc *	303,800	9,144,380
eBay Inc *	120,800	3,632,456
Getty Images Inc *	114,700	4,911,454
Google Inc ‘A’ *	53,700	24,727,776
Hanesbrands Inc *	336,912	7,957,862
IAC/InterActiveCorp *	190,499	7,078,943
Jarden Corp *	229,900	7,998,221
Las Vegas Sands Corp *	146,800	13,135,664
Leggett & Platt Inc	295,100	7,052,890
Lowe’s Cos Inc	774,600	24,128,790
McDonald’s Corp	190,500	8,444,865
Omnicom Group Inc	75,400	7,882,316
Starwood Hotels & Resorts Worldwide Inc	54,300	3,393,750
Target Corp	446,600	25,478,530
The Cheesecake Factory Inc *	215,600	5,303,760
The Interpublic Group of Cos Inc *	176	2,154
The Walt Disney Co	139,300	4,773,811
Time Warner Inc	482,550	10,509,939
Urban Outfitters Inc *	312,100	7,187,663
Yahoo! Inc *	80,900	2,066,186

		201,585,893

Consumer Staples - 7.01%

Altria Group Inc	206,000	17,678,920
Campbell Soup Co	317,300	12,339,797
Kraft Foods Inc ‘A’	272,900	9,742,530
PepsiCo Inc	522,800	32,701,140
Sara Lee Corp	1,360,700	23,172,721
Sysco Corp	159,600	5,866,896
The Coca-Cola Co	190,000	9,167,500
The Pepsi Bottling Group Inc	178,900	5,529,799

		116,199,303

Energy - 3.21%

Arch Coal Inc	70,200	2,108,106
Baker Hughes Inc	181,800	13,573,188
BJ Services Co	295,300	8,658,196
EOG Resources Inc	179,800	11,228,510
The Williams Cos Inc	220,300	5,754,236
Weatherford International Ltd * (Bermuda)	283,700	11,855,823

		53,178,059

Financial Services - 17.35%

Aflac Inc	248,900	11,449,400
American International Group Inc	146,150	10,473,109
AmeriCredit Corp *	428,600	10,787,862
Capital One Financial Corp	118,300	9,087,806
Commerce Bancorp Inc	174,700	6,161,669
Compass Bancshares Inc	46,900	2,797,585
Douglas Emmett Inc REIT	167,500	4,453,825
General Growth Properties Inc REIT	147,630	7,710,715
Host Hotels & Resorts Inc REIT	33,242	816,091
Hudson City Bancorp Inc	218,200	3,028,616
JPMorgan Chase & Co	486,024	23,474,959
Marsh & McLennan Cos Inc	149,600	4,586,736
Paychex Inc	155,400	6,144,516
RenaissanceRe Holdings Ltd (Bermuda)	89,700	5,382,000
SLM Corp	1,493,600	72,842,872
The Chubb Corp	140,900	7,455,019
The Hartford Financial Services Group Inc	69,900	6,522,369
Wachovia Corp	706,338	40,225,949
Washington Mutual Inc	629,000	28,613,210
Wells Fargo & Co	546,600	19,437,096
XL Capital Ltd ‘A’ (Cayman)	89,700	6,460,194

		287,911,598

Health Care - 14.83%

Allergan Inc	246,890	29,562,609
AstraZeneca PLC ADR (United Kingdom)	1,034,700	55,408,185
Baxter International Inc	304,800	14,139,672
Cerner Corp *	112,700	5,127,850
DaVita Inc *	118,000	6,711,840
Endo Pharmaceuticals Holdings Inc *	278,700	7,686,546
Forest Laboratories Inc *	875,800	44,315,480
ImClone Systems Inc *	166,300	4,450,188
Lincare Holdings Inc *	181,600	7,234,944
McKesson Corp	59,800	3,031,860
Medco Health Solutions Inc *	59,500	3,179,680
Medtronic Inc	144,300	7,721,493
Millennium Pharmaceuticals Inc *	750,400	8,179,360
Sepracor Inc *	221,300	13,627,654
Teva Pharmaceutical Industries Ltd ADR (Israel)	233,199	7,247,825
Thermo Fisher Scientific Inc *	113,200	5,126,828
UnitedHealth Group Inc	217,680	11,695,946
WellPoint Inc *	147,200	11,583,168

		246,031,128

Integrated Oils - 5.71%

Chevron Corp	146,690	10,786,116
Exxon Mobil Corp	341,300	26,153,819
Royal Dutch Shell PLC ‘A’ ADR (United Kingdom)	286,800	20,302,572
Royal Dutch Shell PLC ‘B’ ADR (United Kingdom)	63,615	4,526,207
Schlumberger Ltd (Netherlands)	345,300	21,809,148
Transocean Inc * (Cayman)	138,200	11,178,998

		94,756,860

Materials & Processing - 5.98%

Air Products & Chemicals Inc	86,800	6,100,304
Alcoa Inc	149,300	4,480,493
American Standard Cos Inc	541,600	24,832,360
Barrick Gold Corp (Canada)	149,500	4,589,650
E.I. du Pont de Nemours & Co	129,900	6,327,429
Fluor Corp	194,500	15,880,925
Huntsman Corp *	323,400	6,134,898
International Paper Co	213,600	7,283,760
Methanex Corp (Canada)	252,500	6,910,925
Nova Chemicals Corp (Canada)	104,200	2,907,180
Potash Corp of Saskatchewan Inc (Canada)	66,800	9,584,464
Rohm & Haas Co	82,600	4,222,512

		99,254,900

Multi-Industry - 4.70%

Fortune Brands Inc	61,500	5,251,485
General Electric Co	1,641,800	61,091,378
Johnson Controls Inc	62,000	5,327,040
Tyco International Ltd (Bermuda)	208,400	6,335,360

		78,005,263

Producer Durables - 4.18%

American Tower Corp ‘A’ *	330,200	12,309,856
Cooper Industries Ltd ‘A’ (Bermuda)	71,500	6,465,745
Danaher Corp	227,300	16,465,612
Illinois Tool Works Inc	396,100	18,295,859

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
DIVERSIFIED RESEARCH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
KLA-Tencor Corp	78,900	$3,925,275
United Technologies Corp	190,900	11,935,068

		69,397,415

Technology - 14.56%

Affiliated Computer Services Inc ‘A’ *	272,400	13,304,016
Altera Corp *	297,900	5,862,672
Cisco Systems Inc *	1,311,200	35,835,096
Compuware Corp *	706,500	5,885,145
Dell Inc *	864,900	21,700,341
Flextronics International Ltd * (Singapore)	2,384,400	27,372,912
International Rectifier Corp *	16,200	624,186
Jabil Circuit Inc	601,500	14,766,825
Microsoft Corp	1,451,500	43,341,790
Motorola Inc	557,100	11,453,976
NAVTEQ Corp *	163,100	5,703,607
Qimonda AG ADR * (Germany)	525,200	9,196,252
SAP AG ADR (Germany)	332,000	17,629,200
Seagate Technology (Cayman)	784,000	20,776,000
Silicon Laboratories Inc *	234,800	8,135,820

		241,587,838

Utilities - 5.23%

AT&T Inc	362,000	12,941,500
Cablevision Systems Corp ‘A’	201,209	5,730,432
CMS Energy Corp *	576,600	9,629,220
Kinder Morgan Management LLC *	91,224	4,167,121
MDU Resources Group Inc	102,000	2,615,280
NiSource Inc	184,500	4,446,450
Qwest Communications International Inc *	858,800	7,188,156
Sprint Nextel Corp	1,415,900	26,746,351
The AES Corp *	602,300	13,274,692

		86,739,202

Total Common Stocks (Cost $1,350,481,872)		1,595,338,265

	Principal
	Amount
SHORT-TERM INVESTMENT - 3.74%

Repurchase Agreement - 3.74%

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $62,007,956; collateralized by U.S. Treasury Notes: 3.875% due 09/15/10 and market value $63,218,739)	$61,978,000	61,978,000

Total Short-Term Investment (Cost $61,978,000)		61,978,000

TOTAL INVESTMENTS - 99.90% (Cost $1,412,459,872)		1,657,316,265

OTHER ASSETS & LIABILITIES, NET - 0.10%		1,704,012

NET ASSETS - 100.00%		$1,659,020,277

Note to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	17.35%
Health Care	14.83%
Technology	14.56%
Consumer Discretionary	12.15%
Consumer Staples	7.01%
Materials & Processing	5.98%
Integrated Oils	5.71%
Utilities	5.23%
Multi-Industry	4.70%
Producer Durables	4.18%
Short-Term Investment	3.74%
Energy	3.21%
Autos & Transportation	1.25%

99.90%
Other Assets & Liabilities, Net	0.10%

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
COMMON STOCKS - 98.73%

Autos & Transportation - 1.81%

FedEx Corp	4,700	$510,514
United Parcel Service Inc ‘B’	57,500	4,311,350

		4,821,864

Consumer Discretionary - 26.23%

Avon Products Inc	69,200	2,286,368
Best Buy Co Inc	12,400	609,956
Dollar Tree Stores Inc *	40,600	1,222,060
eBay Inc *	188,900	5,680,223
Getty Images Inc *	64,200	2,749,044
Google Inc ‘A’ *	33,000	15,195,840
IAC/InterActiveCorp *	39,400	1,464,104
Jarden Corp *	34,900	1,214,171
Las Vegas Sands Corp *	90,100	8,062,148
Lowe’s Cos Inc	239,300	7,454,195
Omnicom Group Inc	11,000	1,149,940
Target Corp	122,300	6,977,215
The Home Depot Inc	22,300	895,568
The Walt Disney Co	68,600	2,350,922
Time Warner Inc	136,410	2,971,010
Urban Outfitters Inc *	65,800	1,515,374
Viacom Inc ‘B’ *	28,300	1,161,149
Williams-Sonoma Inc	20,600	647,664
XM Satellite Radio Holdings Inc ‘A’ *	44,700	645,915
Yahoo! Inc *	216,400	5,526,856

		69,779,722

Consumer Staples - 4.82%

PepsiCo Inc	124,300	7,774,965
Sysco Corp	113,500	4,172,260
The Coca-Cola Co	17,900	863,675

		12,810,900

Energy - 2.35%

Baker Hughes Inc	28,400	2,120,344
Dynegy Inc ‘A’ *	2,058	14,900
EOG Resources Inc	25,600	1,598,720
Weatherford International Ltd * (Bermuda)	60,400	2,524,116

		6,258,080

Financial Services - 7.45%

Aflac Inc	35,000	1,610,000
American International Group Inc	54,500	3,905,470
Capital One Financial Corp	15,700	1,206,074
Compass Bancshares Inc	5,400	322,110
JPMorgan Chase & Co	12,600	608,580
Paychex Inc	44,400	1,755,576
SLM Corp	133,400	6,505,918
Wachovia Corp	51,100	2,910,145
Washington Mutual Inc	21,900	996,231

		19,820,104

Health Care - 19.46%

Allergan Inc	29,200	3,496,408
Amylin Pharmaceuticals Inc *	10,500	378,735
AstraZeneca PLC ADR (United Kingdom)	94,600	5,065,830
Baxter International Inc	75,600	3,507,084
Cerner Corp *	59,900	2,725,450
DaVita Inc *	28,200	1,604,016
Endo Pharmaceuticals Holdings Inc *	80,900	2,231,222
Forest Laboratories Inc *	124,900	6,319,940
Genentech Inc *	10,100	819,413
ImClone Systems Inc *	164,100	4,391,316
Lincare Holdings Inc *	45,300	1,804,752
Medtronic Inc	100,200	5,361,702
Millennium Pharmaceuticals Inc *	257,300	2,804,570
PDL BioPharma Inc *	29,500	594,130
Sepracor Inc *	86,500	5,326,670
Teva Pharmaceutical Industries Ltd ADR (Israel)	127,536	3,963,819
UnitedHealth Group Inc	15,200	816,696
WellPoint Inc *	6,900	542,961

		51,754,714

Integrated Oils - 2.11%

Schlumberger Ltd (Netherlands)	88,700	5,602,292

Materials & Processing - 2.37%

American Standard Cos Inc	48,200	2,209,970
Fluor Corp	50,100	4,090,665

		6,300,635

Multi-Industry - 2.66%

General Electric Co	190,200	7,077,342
Producer Durables - 7.13%

Agilent Technologies Inc *	17,286	602,417
American Tower Corp ‘A’ *	19,400	723,232
Danaher Corp	74,700	5,411,268
Illinois Tool Works Inc	138,600	6,401,934
KLA-Tencor Corp	75,100	3,736,225
United Technologies Corp	33,600	2,100,672

		18,975,748

Technology - 20.72%

Affiliated Computer Services Inc ‘A’ *	47,500	2,319,900
Altera Corp *	259,900	5,114,832
Cisco Systems Inc *	377,130	10,306,963
Corning Inc *	102,900	1,925,259
Dell Inc *	58,200	1,460,238
Flextronics International Ltd * (Singapore)	276,400	3,173,072
Intel Corp	47,200	955,800
International Rectifier Corp *	40,500	1,560,465
Jabil Circuit Inc	81,900	2,010,645
Juniper Networks Inc *	54,800	1,037,912
Linear Technology Corp	44,300	1,343,176
Maxim Integrated Products Inc	16,800	514,416
Microsoft Corp	286,800	8,563,848
Motorola Inc	53,100	1,091,736
NAVTEQ Corp *	161,800	5,658,146
QUALCOMM Inc	20,800	786,032
SanDisk Corp *	60,400	2,599,012
SAP AG ADR (Germany)	42,600	2,262,060
Sun Microsystems Inc *	142,300	771,266
Xilinx Inc	69,900	1,664,319

		55,119,097

Utilities - 1.62%

Cablevision Systems Corp ‘A’	73,800	2,101,824
Sprint Nextel Corp	66,600	1,258,074
The AES Corp *	42,400	934,496

		4,294,394

Total Common Stocks (Cost $233,558,550)		262,614,892

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 1.29%

Repurchase Agreement - 1.29%

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $3,441,663; collateralized by U.S. Treasury Notes: 4.625% due 03/31/08 and market value $3,512,671)	$3,440,000	$3,440,000

Total Short-Term Investment (Cost $3,440,000)		3,440,000

TOTAL INVESTMENTS - 100.02% (Cost $236,998,550)		266,054,892

OTHER ASSETS & LIABILITIES, NET - (0.02%)		(50,312)

NET ASSETS - 100.00%		$266,004,580

Note to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	26.23%
Technology	20.72%
Health Care	19.46%
Financial Services	7.45%
Producer Durables	7.13%
Consumer Staples	4.82%
Multi-Industry	2.66%
Materials & Processing	2.37%
Energy	2.35%
Integrated Oils	2.11%
Autos & Transportation	1.81%
Utilities	1.62%
Short-Term Investment	1.29%

100.02%
Other Assets & Liabilities, Net	(0.02%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
AMERICAN FUNDS® GROWTH-INCOME PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
MUTUAL FUND - 99.96%

American Funds Insurance Series® Growth-Income Fund - Class 2	37,680,677	$1,589,747,757

TOTAL INVESTMENTS - 100.04% (Cost $1,427,118,513)		1,589,747,757

OTHER ASSETS & LIABILITIES, NET - (0.04%)		(596,768)

NET ASSETS - 100.00%		$1,589,150,989

Note to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Mutual Fund	100.04%
Other Assets & Liabilities, Net	(0.04%)

100.00%

PACIFIC SELECT FUND
AMERICAN FUNDS® GROWTH PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
MUTUAL FUND - 99.93%

American Funds Insurance Series® Growth Fund - Class 2	25,728,145	$1,648,659,535

TOTAL INVESTMENTS - 100.04% (Cost $1,404,987,920)		1,648,659,535

OTHER ASSETS & LIABILITIES, NET - (0.04%)		(624,670)

NET ASSETS - 100.00%		$1,648,034,865

Note to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Mutual Fund	100.04%
Other Assets & Liabilities, Net	(0.04%)

100.00%

American Funds Growth-Income and American Funds Growth Portfolios (the “Feeder Portfolios”) invest substantially all of their assets in Class 2 shares of the Growth-Income and Growth Funds of the American Funds Insurance Series, respectively, (each a “Master Fund”, collectively the “Master Funds”) (See Note 1 to Financial Statements). Each Feeder Portfolio has an investment objective that is consistent with its corresponding Master Fund. The financial statements of the Master Funds, including the Schedule of Investments, are provided separately and should be read in conjunction with the Feeder Portfolios’ financial statements.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
COMMON STOCKS - 95.16%

Consumer Discretionary - 17.03%

EchoStar Communications Corp ‘A’ *	818,300	$31,119,949
Kimberly-Clark Corp	667,400	45,349,830
Liberty Media Corp — Capital ‘A’ *	165,990	16,263,700
Liberty Media Corp — Interactive ‘A’ *	783,750	16,905,488
McDonald’s Corp	1,314,700	58,280,651
Newell Rubbermaid Inc	1,097,400	31,769,730
News Corp ‘B’	3,159,300	70,326,018
Target Corp	507,200	28,935,760
The Home Depot Inc	970,500	38,975,280
Time Warner Inc	2,340,700	50,980,446
Wal-Mart Stores Inc	1,103,900	50,978,102

		439,884,954

Consumer Staples - 4.88%

Altria Group Inc	1,059,700	90,943,454
The Kroger Co	1,525,600	35,195,592

		126,139,046

Financial Services - 29.58%

Aflac Inc	640,700	29,472,200
American Express Co	995,700	60,409,119
American International Group Inc	687,500	49,266,250
Bank of America Corp	1,005,100	53,662,289
Capital One Financial Corp	823,600	63,268,952
Freddie Mac	633,600	43,021,440
JPMorgan Chase & Co	1,281,400	61,891,620
Loews Corp	1,353,700	56,137,939
Marsh & McLennan Cos Inc	1,323,700	40,584,642
Merrill Lynch & Co Inc	705,700	65,700,670
The Bank of New York Co Inc	720,900	28,381,833
The Chubb Corp	782,600	41,407,366
The Goldman Sachs Group Inc	157,800	31,457,430
The St. Paul Travelers Cos Inc	809,200	43,445,948
Wachovia Corp	869,312	49,507,318
Wells Fargo & Co	1,311,600	46,640,496

		764,255,512

Health Care - 7.49%

Abbott Laboratories	748,900	36,478,919
Johnson & Johnson	389,400	25,708,188
Novartis AG ADR (Switzerland)	692,100	39,754,224
UnitedHealth Group Inc	862,900	46,363,617
WellPoint Inc *	575,500	45,286,095

		193,591,043

Integrated Oils - 6.70%

GlobalSantaFe Corp (Cayman)	666,500	39,176,870
Royal Dutch Shell PLC ‘A’ ADR (United Kingdom)	404,100	28,606,239
Suncor Energy Inc (Canada)	370,500	29,236,155
Total SA ADR (France)	1,055,900	75,940,328

		172,959,592

Materials & Processing - 5.15%

Air Products & Chemicals Inc	395,500	27,795,740
Avery Dennison Corp	487,400	33,109,082
E.I. du Pont de Nemours & Co	960,100	46,766,471
Masco Corp	849,100	25,362,617

		133,033,910

Multi-Industry - 3.73%

General Electric Co	1,381,300	51,398,173
Textron Inc	479,800	44,990,846

		96,389,019

Producer Durables - 4.09%

Parker-Hannifin Corp	313,300	24,086,504
The Boeing Co	454,600	40,386,664
United Technologies Corp	659,200	41,213,184

		105,686,352

Technology - 6.07%

Comverse Technology Inc *	249,460	5,266,101
International Business Machines Corp	318,500	30,942,275
L-3 Communications Holdings Inc	304,900	24,934,722
Microsoft Corp	934,500	27,904,170
Nokia OYJ ADR (Finland)	1,882,300	38,248,336
Raytheon Co	557,200	29,420,160

		156,715,764

Utilities - 10.44%

Alltel Corp	765,800	46,315,584
AT&T Inc	1,882,251	67,290,473
Embarq Corp	614,805	32,314,151
Sempra Energy	937,700	52,548,708
SES GLOBAL SA FDR + (Luxembourg)	557,600	9,909,200
Sprint Nextel Corp	3,243,419	61,268,185

		269,646,301

Total Common Stocks (Cost $2,071,500,110)		2,458,301,493

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 4.78%

Repurchase Agreements - 4.78%

Nomura Securities 5.260% due 01/02/07 (Dated 12/29/06, repurchase price of $123,604,198; collateralized by Fannie Mae (U.S. Govt Agency Issue): 3.300% due 11/01/07 and market value $24,750,000, and 4.875% due 08/27/07 and market value $19,115,629; and Federal Home Loan Bank: 3.875% due 09/14/07 and market value $10,012,500, 4.500% due 10/12/07 and market value $34,930,500, 4.625% due 10/24/07 and market value $2,005,000, 4.875% due 11/15/07 and market value $20,050,000, 5.000% due 11/16/07 and market value $1,440,381, and 5.375% due 09/19/07 and market value $13,758,325)	$123,532,000	$123,532,000

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $40,019; collateralized by U.S. Treasury Notes: 4.625% due 03/31/08 and market value $45,357)	40,000	40,000

		123,572,000

Total Short-Term Investments (Cost $123,572,000)		123,572,000

TOTAL INVESTMENTS - 99.94% (Cost $2,195,072,110)		2,581,873,493

OTHER ASSETS & LIABILITIES, NET - 0.06%		1,592,733

NET ASSETS - 100.00%		$2,583,466,226

Note to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	29.58%
Consumer Discretionary	17.03%
Utilities	10.44%
Health Care	7.49%
Integrated Oils	6.70%
Technology	6.07%
Materials & Processing	5.15%
Consumer Staples	4.88%
Short-Term Investments	4.78%
Producer Durables	4.09%
Multi-Industry	3.73%

99.94%
Other Assets & Liabilities, Net	0.06%

100.00%

(b)	Securities with a total aggregate market value of $9,909,200, or 0.38% of the net assets, were valued under the fair value procedures established by the Funds’ Board of Trustees.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
TECHNOLOGY PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
COMMON STOCKS - 98.24%

Consumer Discretionary - 9.82%

Activision Inc *	29,690	$511,856
Ctrip.com International Ltd ADR (Cayman)	4,860	303,653
eBay Inc *	18,610	559,603
Google Inc ‘A’ *	5,248	2,416,599
IAC/InterActiveCorp *	29,700	1,103,652
Kenexa Corp *	15,256	507,414
Koninklijke Philips Electronics NV ‘NY’ (Netherlands)	13,680	514,094
Monster Worldwide Inc *	16,880	787,283
priceline.com Inc *	10,210	445,258
The Knot Inc *	19,220	504,333
The9 Ltd ADR * (Cayman)	33,312	1,073,313
THQ Inc *	18,630	605,848
VeriSign Inc *	21,050	506,252

		9,839,158

Financial Services - 6.01%

CheckFree Corp *	21,020	844,163
DST Systems Inc *	17,450	1,092,893
Euronet Worldwide Inc *	14,714	436,859
First Data Corp	19,880	507,338
Fiserv Inc *	19,910	1,043,682
Global Payments Inc	10,330	478,279
Huron Consulting Group Inc *	21,723	984,921
The Western Union Co	28,530	639,643

		6,027,778

Producer Durables - 6.64%

Agilent Technologies Inc *	13,800	480,930
American Tower Corp ‘A’ *	47,661	1,776,802
Crown Castle International Corp *	12,450	402,135
KLA-Tencor Corp	19,670	978,582
Lam Research Corp *	20,440	1,034,673
Radyne Corp *	35,808	384,578
SBA Communications Corp ‘A’ *	31,360	862,400
Xerox Corp *	43,080	730,206

		6,650,306

Technology - 71.16%

Accenture Ltd ‘A’ (Bermuda)	46,620	1,721,677
Adobe Systems Inc *	22,566	927,914
Affiliated Computer Services Inc ‘A’ *	9,150	446,886
Akamai Technologies Inc *	9,520	505,702
Alcatel-Lucent ADR (France)	142,690	2,029,052
Amdocs Ltd * (United Kingdom)	29,810	1,155,137
Amphenol Corp ‘A’	7,200	446,976
ANSYS Inc *	10,890	473,606
Apple Computer Inc *	36,640	3,108,538
ASML Holding NV ‘NY’ * (Netherlands)	32,450	799,243
Aspen Technology Inc *	31,280	344,706
Atheros Communications Inc *	22,940	489,081
Autodesk Inc *	22,300	902,258
Avaya Inc *	91,370	1,277,353
AXT Inc *	83,520	394,214
BEA Systems Inc *	90,340	1,136,477
BMC Software Inc *	30,220	973,084
Broadcom Corp ‘A’ *	14,480	467,849
Brocade Communications Systems Inc *	59,220	486,196
Business Objects SA ADR * (France)	24,910	982,699
CA Inc	18,350	415,627
Cadence Design Systems Inc *	58,226	1,042,828
Check Point Software Technologies Ltd * (Israel)	22,080	483,994
Cisco Systems Inc *	92,170	2,519,006
Citrix Systems Inc *	40,204	1,087,518
Cognizant Technology Solutions Corp ‘A’ *	36,950	2,851,062
Computer Sciences Corp *	9,360	499,543
Comverse Technology Inc *	23,000	485,530
Corning Inc *	57,710	1,079,754
Double-Take Software Inc *	47,178	607,653
EMC Corp *	75,050	990,660
Emulex Corp *	29,990	585,105
Equinix Inc *	13,760	1,040,531
Garmin Ltd (Cayman)	14,020	780,353
Harris Corp	37,710	1,729,381
Hewlett-Packard Co	34,600	1,425,174
Hittite Microwave Corp *	17,450	563,984
Hyperion Solutions Corp *	9,860	354,368
Intel Corp	44,310	897,277
International Business Machines Corp	10,630	1,032,704
Intersil Corp ‘A’	42,190	1,009,185
Intuit Inc *	26,600	811,566
IPG Photonics Corp *	7,529	180,696
Linktone Ltd ADR * (Cayman)	115,460	599,237
Macrovision Corp *	9,400	265,644
Marvell Technology Group Ltd * (Bermuda)	40,630	779,690
Maxim Integrated Products Inc	11,210	343,250
McAfee Inc *	20,700	587,466
MEMC Electronic Materials Inc *	37,710	1,475,969
Micron Technology Inc *	71,850	1,003,026
Micros Systems Inc *	5,419	285,581
Microsoft Corp	33,080	987,769
National Semiconductor Corp	32,530	738,431
NAVTEQ Corp *	13,871	485,069
NCR Corp *	18,540	792,770
Netlogic Microsystems Inc *	19,400	420,786
Network Appliance Inc *	37,340	1,466,715
Nuance Communications Inc *	66,782	765,322
NVIDIA Corp *	70,860	2,622,529
Oracle Corp *	27,170	465,694
PDF Solutions Inc *	27,390	395,786
Qimonda AG ADR * (Germany)	71,110	1,245,136
QUALCOMM Inc	26,540	1,002,947
Quantum Corp *	120,700	280,024
RADVision Ltd * (Israel)	17,970	360,838
Research In Motion Ltd * (Canada)	3,910	499,620
salesforce.com inc *	22,580	823,041
SanDisk Corp *	14,230	612,317
SAP AG ADR (Germany)	16,700	886,770
Satyam Computer Services Ltd ADR (India)	22,610	542,866
Seagate Technology (Cayman)	74,610	1,977,165
SiRF Technology Holdings Inc *	15,042	383,872
Symantec Corp *	97,414	2,031,082
Tellabs Inc *	85,780	880,103
Tessera Technologies Inc *	24,700	996,398
The Ultimate Software Group Inc *	14,540	338,200
Transaction Systems Architects Inc *	10,249	333,810
WebEx Communications Inc *	9,940	346,807
Western Digital Corp *	48,360	989,446
Xilinx Inc	32,580	775,730

		71,329,053

Utilities - 4.61%

Dobson Communications Corp ‘A’ *	55,590	484,189
Knology Inc *	30,610	325,690
KongZhong Corp ADR * (Cayman)	70,186	685,015
Millicom International Cellular SA * (Luxembourg)	31,750	1,957,070
NII Holdings Inc *	8,540	550,318
Tele2 AB ‘B’ + (Sweden)	42,730	622,440

		4,624,722

Total Common Stocks (Cost $90,170,117)		98,471,017

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
TECHNOLOGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 2.24%

Repurchase Agreement - 2.24%

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $2,248,086; collateralized by U.S. Treasury Notes: 2.750% due 08/15/07 and market value $2,293,475)	$2,247,000	$2,247,000

Total Short-Term Investment (Cost $2,247,000)		2,247,000

TOTAL INVESTMENTS - 100.48% (Cost $92,417,117)		100,718,017

OTHER ASSETS & LIABILITIES, NET - (0.48%)		(479,782)

NET ASSETS - 100.00%		$100,238,235

Note to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Technology	71.16%
Consumer Discretionary	9.82%
Producer Durables	6.64%
Financial Services	6.01%
Utilities	4.61%
Short-Term Investment	2.24%

100.48%
Other Assets & Liabilities, Net	(0.48%)

100.00%

(b)	Securities with a total aggregate market value of $622,440, or 0.62% of the net assets, were valued under the fair value procedures established by the Funds’ Board of Trustees.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments
December 31, 2006

	Principal
	Amount	Value
CORPORATE BONDS & NOTES - 7.59%

Autos & Transportation - 0.25%

GATX Financial Corp
5.125% due 04/15/10	$4,850,000	$4,789,831

Consumer Discretionary - 0.28%

Time Warner Inc
6.750% due 04/15/11	5,100,000	5,343,663

Financial Services - 4.56%

American General Finance Corp
4.875% due 05/15/10	7,000,000	6,927,417
ANZ Capital Trust Inc
4.484% due 12/15/53 ~	16,150,000	15,707,312
Greater Bay Bancorp
5.125% due 04/15/10	2,900,000	2,868,144
ING Capital Funding Trust III
8.439% due 12/29/49 §	9,750,000	10,770,825
iStar Financial Inc
5.125% due 04/01/11	5,000,000	4,901,280
Mizuho JGB Investment LLC
9.870% due 06/30/08 ~ §	8,695,000	9,217,413
Morgan Stanley
5.050% due 01/21/11	8,250,000	8,203,808
PNC Funding Corp
6.500% due 05/01/08	2,000,000	2,021,092
Popular North America Inc
5.200% due 12/12/07	6,975,000	6,953,454
Wachovia Capital Trust III
5.800% due 03/15/42 §	3,875,000	3,910,588
Waddell & Reed Financial Inc
5.600% due 01/15/11	4,350,000	4,301,963
Washington Mutual Inc
8.250% due 04/01/10	11,061,000	11,922,685

		87,705,981

Producer Durables - 0.53%

John Deere Capital Corp
5.400% due 04/07/10	10,250,000	10,275,902

Utilities - 1.97%

Comcast Corp
5.850% due 01/15/10	8,250,000	8,370,862
Cox Communications Inc
4.625% due 01/15/10	5,100,000	4,995,501
Deutsche Telekom International
Finance BV (Netherlands)
8.000% due 06/15/10	7,800,000	8,452,462
GTE Corp
7.510% due 04/01/09	7,750,000	8,086,916
SBC Communications Inc
5.300% due 11/15/10	8,000,000	8,008,008

		37,913,749

Total Corporate Bonds & Notes (Cost $144,798,729)		146,029,126

MORTGAGE-BACKED SECURITIES - 60.58%

Collateralized Mortgage Obligations - 34.19%

Banc of America Commercial Mortgage Inc
5.181% due 09/10/47 “ §	8,000,000	7,954,312
5.414% due 09/10/47 “	8,500,000	8,527,131
Banc of America Funding Corp
5.236% due 09/20/35 “ §	5,778,051	5,814,531
Banc of America Mortgage Securities Inc
3.518% due 05/25/34 “ §	4,649,151	4,627,243
Bear Stearns Alt-A Trust
5.670% due 04/25/34 “ §	1,676,043	1,677,912
5.700% due 01/25/35 “ §	5,534,990	5,544,910
Bear Stearns Commercial Mortgage Securities
5.537% due 10/12/41 “	9,500,000	9,611,549
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.362% due 01/15/46 “ §	12,000,000	12,076,982
Countrywide Alternative Loan Trust
5.580% due 01/25/46 “ §	8,432,741	8,437,174
5.610% due 12/25/35 “ §	7,745,159	7,766,985
5.620% due 12/25/35 “ §	12,773,679	12,832,701
5.650% due 11/20/35 “ §	14,833,179	14,896,458
5.660% due 03/20/46 “ §	6,778,510	6,781,613
5.670% due 11/20/35 “ §	13,703,931	13,774,402
5.700% due 11/20/35 “ §	6,498,376	6,521,717
Countrywide Home Loan Mortgage Pass-Through Trust
5.590% due 03/25/36 “ §	5,939,189	5,950,694
5.848% due 08/25/33 “ §	137,691	137,646
Credit Suisse Mortgage Capital Certificates
5.467% due 09/15/39 “	7,500,000	7,562,408
CS First Boston Mortgage Securities Corp
5.830% due 01/25/33 “ §	682,023	683,810
6.530% due 06/15/34 “	20,000,000	20,934,174
CS First Boston Mortgage Securities Corp (IO)
1.592% due 11/15/36 ~ “ §	20,941,952	783,225
1.765% due 05/15/38 ~ “ §	19,834,055	841,876
5.500% due 04/25/33 - 06/25/33 “ ±	490,736	24,209
5.750% due 05/25/33 “	204,502	9,356
Downey Savings & Loan Association Mortgage Loan Trust
5.640% due 10/19/45 “ §	8,429,876	8,464,043
Fannie Mae
5.000% due 01/25/25 “	11,283,523	11,217,546
6.300% due 10/25/31 “ §	6,347,096	6,520,092
6.500% due 08/25/08 “	2,061,132	2,069,039
First Horizon Alternative Mortgage Securities
5.078% due 03/25/35 “ §	2,698,219	2,684,331
5.316% due 07/25/35 “ §	3,162,389	3,153,384
Freddie Mac
0.000% due 05/15/36 “ §	8,410,001	8,141,480
5.000% due 12/15/26 “	12,152,229	12,100,558
6.500% due 09/15/09 “	1,275,968	1,277,096
7.000% due 09/15/30 “	4,226,954	4,336,800
GE Capital Commercial Mortgage Corp
5.333% due 11/10/45 “ §	13,000,000	13,065,586
Harborview Mortgage Loan Trust
5.590% due 01/19/36 “ §	2,784,756	2,793,837
5.600% due 01/19/36 “ §	14,238,978	14,289,578
5.660% due 11/19/35 “ §	2,833,545	2,843,053
5.690% due 06/20/35 “ §	3,136,432	3,150,223
Impac CMB Trust
5.600% due 10/25/35 “ §	6,840,910	6,849,744
5.720% due 11/25/34 “ §	4,936,368	4,942,293
5.740% due 10/25/34 “ §	2,626,071	2,631,541

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
Impac Secured Assets CMN Owner Trust
5.600% due 03/25/36 “ §	$9,704,923	$9,720,084
5.750% due 11/25/34 “ §	2,123,037	2,129,040
IndyMac Index Mortgage Loan Trust
5.570% due 04/25/46 “ §	8,727,613	8,739,819
JPMorgan Chase Commercial Mortgage Securities Corp
4.738% due 07/15/42 “	16,000,000	15,374,350
5.814% due 06/12/43 “ §	14,000,000	14,488,846
MASTR Adjustable Rate Mortgages Trust
5.608% due 12/25/46 “ §	11,912,572	11,912,572
5.730% due 11/25/34 “ §	655,490	659,415
6.717% due 09/25/34 “ §	1,501,021	1,507,822
Merrill Lynch Mortgage Investors Inc
5.162% due 12/25/35 “ §	5,582,000	5,537,391
6.414% due 07/25/33 “ §	1,289,937	1,298,135
MortgageIT Trust
5.580% due 12/25/35 “ §	5,018,108	5,027,270
Prudential Commercial Mortgage Trust (IO)
1.481% due 02/11/36 ~ “ §	37,337,901	1,660,558
Sequoia Mortgage Trust
5.737% due 11/20/34 “ §	2,481,499	2,489,035
Structured Adjustable Rate Mortgage Loan Trust
4.469% due 05/25/34 “ §	3,853,758	3,858,105
4.722% due 06/25/34 “ §	7,365,599	7,324,717
5.141% due 02/25/35 “ §	1,887,404	1,888,586
5.216% due 03/25/34 “ §	892,778	911,101
5.632% due 02/25/34 “ §	340,282	345,366
5.690% due 08/25/35 “ §	1,718,007	1,724,825
Structured Asset Mortgage Investments Inc
5.580% due 02/25/36 “ §	18,818,258	18,828,215
Structured Asset Securities Corp
4.700% due 11/25/33 “ §	2,363,927	2,358,911
5.000% due 07/25/33 “ §	1,155,307	1,163,894
Washington Mutual Alternative Mortgage Pass-Through Certificates
5.598% due 11/25/46 “ §	17,880,079	17,880,079
5.677% due 09/25/46 “ §	20,172,999	20,207,672
5.678% due 09/25/46 “ §	8,771,698	8,795,272
Washington Mutual Inc
4.837% due 09/25/35 “ §	9,000,000	8,926,160
5.567% due 01/25/47 “ §	4,000,000	4,000,000
5.578% due 12/25/46 “ §	18,324,295	18,347,200
5.590% due 12/26/45 “ §	9,646,233	9,678,966
5.610% due 11/25/45 “ §	13,423,308	13,476,292
5.638% due 10/25/46 “ §	12,224,568	12,258,949
5.640% due 07/25/45 - 10/25/45 “ § ±	24,333,021	24,404,276
5.667% due 11/25/46 “ §	18,146,066	18,176,688
5.670% due 08/25/45 “ §	6,704,833	6,727,287
5.678% due 09/25/46 “ §	3,400,758	3,408,835
5.718% due 09/25/46 “ §	19,982,449	20,041,772
Washington Mutual Inc (IO)
0.485% due 02/25/34 “ §	8,334,739	64,084
1.181% due 01/25/08 “ §	3,487,705	37,454
Washington Mutual MSC Mortgage Pass-Through Certificates
7.000% due 03/25/34 “	3,468,224	3,506,716
Wells Fargo Mortgage-Backed Securities Trust
4.544% due 02/25/35 “ §	12,783,568	12,544,581
4.965% due 10/25/35 “ §	10,056,870	10,098,773
5.088% due 03/25/36 “ §	40,062,623	39,778,310
5.605% due 07/25/36 “ §	11,799,438	11,767,154

		657,377,819

Fannie Mae - 17.62%

3.444% due 08/01/33 “ §	12,667,756	12,496,894
3.454% due 04/01/34 “ §	10,866,081	10,873,798
3.851% due 10/01/33 “ §	7,468,480	7,386,150
3.960% due 12/01/33 “ §	13,126,106	12,868,229
4.000% due 11/01/13 “	10,950,836	10,588,497
4.227% due 05/01/33 “ §	6,721,221	6,647,164
4.241% due 12/01/34 “ §	3,481,180	3,416,847
4.291% due 03/01/35 “ §	3,692,875	3,609,289
4.341% due 01/01/33 “ §	2,229,108	2,220,069
4.493% due 05/01/33 “ §	14,622,121	14,768,007
4.495% due 05/01/35 “ §	13,179,436	13,094,452
4.500% due 06/01/18 - 03/01/20 “ ±	8,892,536	8,602,302
4.538% due 04/01/35 “ §	4,595,418	4,592,387
4.559% due 01/01/34 “ §	12,492,421	12,405,568
4.574% due 04/01/35 “ §	4,089,913	4,043,764
4.584% due 07/01/35 “ §	13,168,264	13,007,514
4.593% due 07/01/35 “ §	9,800,523	9,795,650
4.615% due 02/01/33 “ §	4,776,586	4,819,678
4.622% due 01/01/35 “ §	6,454,122	6,396,415
4.629% due 07/01/35 “ §	6,481,362	6,477,873
4.681% due 06/01/35 “ §	12,570,561	12,584,391
4.722% due 04/01/33 “ §	2,249,272	2,229,831
4.739% due 08/01/35 “ §	12,813,146	12,758,891
4.740% due 06/01/35 “ §	12,910,654	12,901,995
4.756% due 05/01/35 “ §	12,625,718	12,535,811
4.760% due 06/01/35 “ §	7,460,807	7,492,211
4.769% due 10/01/34 “ §	9,067,543	9,064,455
4.841% due 06/01/33 “ §	4,485,473	4,516,913
4.883% due 11/01/35 “ §	7,518,933	7,506,121
5.059% due 06/01/35 “ §	7,155,638	7,153,263
5.108% due 06/01/35 “ §	7,495,528	7,434,227
5.183% due 12/01/35 “ §	4,742,273	4,742,702
5.500% due 01/01/17 - 05/01/19 “ ±	46,602,296	46,730,888
5.575% due 05/01/33 “ §	629,492	635,832
6.000% due 01/01/18 “	12,883,956	13,076,939
6.500% due 05/01/33 “	6,369,723	6,504,892
7.000% due 05/01/33 - 06/01/33 “ ±	2,786,275	2,862,550

		338,842,459

Freddie Mac - 7.18%

4.000% due 02/01/14 - 04/01/14 “ ±	18,312,960	17,707,577
4.095% due 04/01/35 “ §	12,086,954	11,815,781
4.297% due 12/01/35 “ §	15,584,365	15,288,619
4.354% due 03/01/35 “ §	3,758,506	3,685,465
4.409% due 02/01/35 “ §	5,372,484	5,209,851
4.455% due 06/01/35 “ §	23,560,192	23,162,864
4.582% due 08/01/35 “ §	10,333,820	10,174,120
4.638% due 03/01/35 “ §	4,931,144	4,928,056
4.680% due 06/01/35 “ §	13,170,208	13,136,153
4.920% due 09/01/35 “ §	12,199,204	12,151,203
5.500% due 02/01/12 - 04/01/18 “ ±	7,618,539	7,645,450
6.000% due 04/01/33 “	13,119,489	13,242,613

		138,147,752

Government National Mortgage Association - 1.59%

4.250% due 07/20/34 “ §	12,605,868	12,479,738
4.500% due 09/20/34 “ §	7,226,014	7,153,717
4.750% due 01/20/35 “ §	11,087,977	10,965,965

		30,599,420

Total Mortgage-Backed Securities (Cost $1,165,995,534)		1,164,967,450

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
ASSET-BACKED SECURITIES - 3.53%

AmeriCredit Automobile Receivables Trust
4.470% due 05/06/10 “	$14,367,270	$14,312,186
Countrywide Home Equity Loan Trust
5.570% due 12/15/29 “ §	1,630,348	1,634,625
5.570% due 04/15/30 “ §	2,360,137	2,363,428
5.570% due 02/15/36 “ §	7,922,381	7,928,981
5.590% due 05/15/28 “ §	2,171,839	2,173,371
5.590% due 02/15/30 “ §	5,136,735	5,146,703
5.610% due 10/15/28 “ §	1,971,657	1,979,175
5.610% due 06/15/29 “ §	1,577,345	1,581,673
5.700% due 03/15/29 “ §	3,702,624	3,713,298
CPS Auto Trust
2.688% due 04/15/10 ~ “	3,982,456	3,906,543
Household Home Equity Loan Trust
5.700% due 09/20/33 “ §	2,932,685	2,944,058
Lehman XS Trust
5.590% due 02/25/36 “ §	11,554,318	11,586,195
5.650% due 11/25/35 “ §	8,565,724	8,578,599

Total Asset-Backed Securities (Cost $67,870,658)		67,848,835

U.S. GOVERNMENT AGENCY ISSUES - 12.01%

Fannie Mae
2.550% due 04/13/07	8,400,000	8,340,209
3.550% due 11/16/07	13,574,000	13,383,109
4.000% due 07/25/08	10,000,000	9,842,770
Federal Home Loan Bank
2.970% due 09/17/07	10,000,000	9,845,480
3.030% due 06/12/08	19,000,000	18,437,448
3.688% due 09/07/07 §	22,000,000	21,895,500
3.790% due 11/28/08	5,000,000	4,887,955
4.000% due 12/03/07 §	32,500,000	31,981,722
4.430% due 04/07/08	10,200,000	10,113,157
4.500% due 03/07/08 §	32,000,000	31,902,791
5.375% due 02/15/07	5,000,000	5,001,045
Freddie Mac
2.550% due 04/19/07	14,000,000	13,894,412
3.000% due 04/25/07	10,000,000	9,934,400
4.480% due 09/19/08	30,000,000	29,721,510
4.500% due 04/18/07	5,000,000	4,988,935
7.100% due 04/10/07	6,705,000	6,739,611

Total U.S. Government Agency Issues (Cost $231,971,588)		230,910,054

U.S. TREASURY OBLIGATIONS - 11.15%

U.S. Treasury Inflation Protected Securities - 1.27%

1.875% due 07/15/13 ^	4,835,336	4,672,903
1.875% due 07/15/15 ^	6,641,024	6,366,305
2.000% due 07/15/14 ^	7,602,396	7,381,159
2.500% due 07/15/16 ^	5,996,520	6,043,839

		24,464,206

U.S. Treasury Notes - 9.67%

4.875% due 10/31/08	115,000,000	115,089,930
4.875% due 08/15/09	70,500,000	70,734,130

		185,824,060

U.S. Treasury Strips - 0.21%

0.000% due 11/15/21	8,400,000	4,047,574

Total U.S. Treasury Obligations (Cost $215,368,809)		214,335,840

SHORT-TERM INVESTMENTS - 4.26%

Repurchase Agreements - 4.26%

Lehman Brothers Holdings Inc 5.270% due 01/02/07 (Dated 12/29/06, repurchase price of $78,045,673; collateralized by Fannie Mae (U.S. Govt Agency Issue): 4.500% due 07/01/20 and market value $80,385,887)	78,000,000	78,000,000

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $3,838,855; collateralized by U.S. Treasury Notes: 2.750% due 08/15/07 and market value $3,915,325)	3,837,000	3,837,000

		81,837,000

Total Short-Term Investments (Cost $81,837,000)		81,837,000

TOTAL INVESTMENTS - 99.12% (Cost $1,907,842,318)		1,905,928,305

OTHER ASSETS & LIABILITIES, NET - 0.88%		17,012,584

NET ASSETS - 100.00%		$1,922,940,889

Notes to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	60.58%
U.S. Government Agency Issues	12.01%
U.S. Treasury Obligations	11.15%
Corporate Bonds & Notes	7.59%
Short-Term Investments	4.26%
Asset-Backed Securities	3.53%

99.12%
Other Assets & Liabilities, Net	0.88%

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

(b)	The amount of $3,550,000 in cash was segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2006:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

Eurodollar (03/07)	863	$863,000,000	($273,919)
Eurodollar (06/07)	735	735,000,000	(459,821)
Eurodollar (09/07)	847	847,000,000	(483,034)
Eurodollar (12/07)	467	467,000,000	(135,535)
Eurodollar (03/08)	448	448,000,000	(94,833)
Eurodollar (06/08)	338	338,000,000	(85,759)
Eurodollar (09/08)	180	180,000,000	(106,122)

Short Futures Outstanding

U.S. Treasury 5-Year Notes (03/07)	863	86,300,000	498,331
U.S. Treasury 10-Year Notes (03/07)	915	91,500,000	862,603
U.S. Treasury 30-Year Bonds (03/07)	427	42,700,000	1,022,466

			$744,377

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
CONCENTRATED GROWTH PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
COMMON STOCKS - 99.53%

Consumer Discretionary - 28.65%

Electronic Arts Inc *	29,910	$1,506,267
Google Inc ‘A’ *	3,510	1,616,285
Harrah’s Entertainment Inc	8,860	732,899
Lowe’s Cos Inc	26,620	829,213
Target Corp	21,090	1,203,184
The McGraw-Hill Cos Inc	40,790	2,774,536
Viacom Inc ‘B’ *	24,889	1,021,196
Wal-Mart Stores Inc	24,810	1,145,726
XM Satellite Radio Holdings Inc ‘A’ *	52,970	765,416
Yahoo! Inc *	54,840	1,400,614

		12,995,336

Consumer Staples - 3.58%

PepsiCo Inc	25,970	1,624,424

Energy - 3.97%

Baker Hughes Inc	24,130	1,801,546

Financial Services - 20.48%

American Express Co	17,780	1,078,712
CheckFree Corp *	21,130	848,581
First Data Corp	50,950	1,300,244
Freddie Mac	44,800	3,041,920
Realogy Corp *	18,577	563,255
The Charles Schwab Corp	68,550	1,325,757
The Western Union Co	50,380	1,129,520

		9,287,989

Health Care - 12.09%

Amgen Inc *	11,870	810,840
Celgene Corp *	16,600	954,998
MedImmune Inc *	30,970	1,002,499
St. Jude Medical Inc *	38,450	1,405,732
Stryker Corp	8,330	459,066
Zimmer Holdings Inc *	10,820	848,072

		5,481,207

Integrated Oils - 8.12%

Schlumberger Ltd (Netherlands)	29,690	1,875,220
Suncor Energy Inc (Canada)	22,910	1,807,828

		3,683,048

Producer Durables - 6.90%

American Tower Corp ‘A’ *	41,820	1,559,049
Crown Castle International Corp *	25,920	837,216
United Technologies Corp	11,690	730,859

		3,127,124

Technology - 13.74%

Cisco Systems Inc *	40,680	1,111,784
Linear Technology Corp	34,380	1,042,402
Microsoft Corp	53,050	1,584,073
QUALCOMM Inc	31,160	1,177,536
Research In Motion Ltd * (Canada)	10,290	1,314,856

		6,230,651

Utilities - 2.00%

Sprint Nextel Corp	48,130	909,176

Total Common Stocks (Cost $40,122,367)		45,140,501

TOTAL INVESTMENTS - 99.53% (Cost $40,122,367)		45,140,501

OTHER ASSETS & LIABILITIES, NET - 0.47%		213,529

NET ASSETS - 100.00%		$45,354,030

Note to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	28.65%
Financial Services	20.48%
Technology	13.74%
Health Care	12.09%
Integrated Oils	8.12%
Producer Durables	6.90%
Energy	3.97%
Consumer Staples	3.58%
Utilities	2.00%

99.53%
Other Assets & Liabilities, Net	0.47%

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments
December 31, 2006

	Principal
	Amount	Value
CORPORATE BONDS & NOTES - 30.28%

Autos & Transportation - 1.08%

DaimlerChrysler NA Holding Corp
5.875% due 03/15/11	$4,700,000	$4,722,034
FedEx Corp
5.455% due 08/08/07 §	3,625,000	3,630,118

		8,352,152

Consumer Discretionary - 2.88%

Allied Waste North America Inc
6.125% due 02/15/14	175,000	167,125
CCO Holdings LLC
8.750% due 11/15/13	275,000	287,031
Corrections Corp of America
6.250% due 03/15/13	320,000	318,800
CVS Lease Pass-Through Trust
6.036% due 12/10/28 ~	1,290,000	1,288,562
DIRECTV Holdings LLC
6.375% due 06/15/15	505,000	486,694
EchoStar DBS Corp
7.125% due 02/01/16	655,000	658,275
Iron Mountain Inc
6.625% due 01/01/16	225,000	217,125
7.750% due 01/15/15	160,000	164,000
Jarden Corp
9.750% due 05/01/12	210,000	223,125
K2 Inc
5.624% due 02/15/10 §	4,000,000	4,000,000
MGM MIRAGE
6.750% due 04/01/13	455,000	447,038
News America Inc
6.200% due 12/15/34	1,000,000	968,349
Quebecor World Inc (Canada)
9.750% due 01/15/15 ~	200,000	202,250
Sealy Mattress Co
8.250% due 06/15/14	200,000	210,000
Service Corp International
7.700% due 04/15/09	460,000	479,550
Spectrum Brands Inc
8.500% due 10/01/13	225,000	211,500
The Home Depot Inc
5.490% due 12/16/09 §	1,925,000	1,926,424
5.875% due 12/16/36	1,315,000	1,294,929
Time Warner Inc
5.606% due 11/13/09 §	2,800,000	2,804,029
5.875% due 11/15/16	1,290,000	1,289,127
Viacom Inc
5.711% due 06/16/09 §	1,900,000	1,904,503
6.250% due 04/30/16	2,410,000	2,397,482
Visant Holding Corp
0.000% due 12/01/13 §	320,000	284,000
WMG Holdings Corp
0.000% due 12/15/14 §	125,000	100,625

		22,330,543

Energy - 0.91%

Chesapeake Energy Corp
6.500% due 08/15/17	310,000	304,575
Energy Transfer Partners LP
6.625% due 10/15/36	510,000	526,862
Enterprise Products Operating LP
5.000% due 03/01/15	1,300,000	1,227,807
6.650% due 10/15/34	645,000	657,701
Gazprom International SA (Russia)
7.201% due 02/01/20	1,500,000	1,585,500
Gazprom OAO (Russia)
9.125% due 04/25/07	1,150,000	1,167,710
Nakilat Inc (Qatar)
6.067% due 12/31/33 ~	1,295,000	1,289,444
NRG Energy Inc
7.375% due 02/01/16	275,000	277,063

		7,036,662

Financial Services - 17.52%

Arch Western Finance LLC
6.750% due 07/01/13	455,000	453,862
AXA SA (France)
6.379% due 12/14/36 ~ §	1,240,000	1,228,377
Bancaja U.S. Debt SAU (Spain)
5.520% due 07/10/09 ~ §	2,000,000	2,002,686
Bank of America Corp
5.625% due 10/14/16	830,000	846,614
Barclays Bank PLC (United Kingdom)
5.926% due 12/31/49 ~ §	2,060,000	2,089,827
Capital One Capital III
7.686% due 08/15/36	1,105,000	1,255,416
Caterpillar Financial Services Corp
5.426% due 08/11/09 §	3,375,000	3,376,725
5.435% due 05/18/09 §	1,750,000	1,753,155
CIT Group Inc
5.460% due 06/08/09 §	3,000,000	3,005,055
Commonwealth Bank of Australia (Australia)
6.024% due 12/31/99 ~ §	1,985,000	2,011,784
Credit Suisse USA Inc
5.483% due 12/09/08 §	3,500,000	3,507,910
5.500% due 08/16/11	680,000	688,106
Deutsche Bank Capital Funding Trust VII
5.628% due 01/19/49 ~ §	1,895,000	1,865,518
Ford Motor Credit Co
7.250% due 10/25/11	365,000	357,791
General Electric Capital Corp
5.410% due 10/26/09 §	1,500,000	1,500,586
General Motors Acceptance Corp
6.875% due 08/28/12	365,000	375,226
Glitnir Banki HF (Iceland)
5.800% due 01/21/11 ~ §	4,425,000	4,431,319
Hartford Financial Services Group Inc
5.250% due 10/15/11	700,000	699,176
HBOS PLC (United Kingdom)
5.920% due 09/29/49 ~ §	2,900,000	2,849,546
HSBC Finance Corp
5.455% due 06/19/09 §	1,480,000	1,482,785
5.700% due 06/01/11	1,570,000	1,598,674
Iirsa Norte Finance Ltd (Peru)
8.750% due 05/30/24	899,273	1,016,178
International Lease Finance Corp
5.590% due 05/24/10 §	1,625,000	1,632,389
iStar Financial Inc
5.760% due 03/03/08 §	2,775,000	2,782,801
5.950% due 10/15/13 ~	3,495,000	3,517,459
Kaupthing Bank HF (Iceland)
5.750% due 10/04/11 ~	2,745,000	2,744,833
6.070% due 01/15/10 ~ §	3,625,000	3,651,923
7.125% due 05/19/16 ~	1,070,000	1,136,873
Landsbanki Islands HF (Iceland)
6.100% due 08/25/11 ~	1,510,000	1,536,709
Lehman Brothers Holdings Inc
5.400% due 05/29/08 §	3,500,000	3,504,232
5.750% due 07/18/11	545,000	556,204
5.750% due 01/03/17	1,380,000	1,400,301
Lincoln National Corp
7.000% due 05/17/66 §	795,000	844,063
Lloyds TSB Group PLC (United Kingdom)
6.267% due 11/14/99 ~ §	2,495,000	2,499,444

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
Merrill Lynch & Co Inc
5.464% due 08/14/09 §	$4,000,000	$4,004,444
5.613% due 09/09/09 §	1,500,000	1,507,936
6.220% due 09/15/26	1,890,000	1,953,143
MetLife Inc
6.400% due 12/15/36 §	1,025,000	1,033,154
Mizuho Capital Investment 1 Ltd (Cayman)
6.686% due 12/30/99 ~ §	2,000,000	2,021,354
Morgan Stanley
5.625% due 01/09/12	700,000	712,307
MUFG Capital Finance 1 Ltd (Cayman)
6.346% due 07/25/99 §	2,500,000	2,541,735
Reinsurance Group of America Inc
6.750% due 12/15/65 §	1,920,000	1,922,062
Residential Capital Corp
5.850% due 06/09/08 §	1,200,000	1,197,967
6.125% due 11/21/08	5,000,000	5,026,975
6.375% due 06/30/10	3,600,000	3,644,716
6.474% due 04/17/09 §	2,600,000	2,627,820
Resona Preferred Global Securities Ltd (Cayman)
7.191% due 12/29/49 ~ §	2,800,000	2,926,230
Santander U.S. Debt SA Unipersonal (Spain)
5.425% due 09/19/08 ~ §	3,000,000	3,005,238
Shinsei Finance II (Cayman)
7.160% due 07/25/99 ~ §	2,700,000	2,750,625
SLM Corp
5.517% due 07/27/09 §	2,750,000	2,756,776
SMFG Preferred Capital USD 1 Ltd (Cayman)
6.078% due 01/29/49 ~ §	2,105,000	2,082,159
Standard Chartered PLC (United Kingdom)
6.409% due 01/01/99 ~ §	1,900,000	1,888,378
SunTrust Preferred Capital I
5.853% due 12/12/99 §	1,525,000	1,538,274
The Bear Stearns Cos Inc
5.465% due 08/21/09 §	3,500,000	3,505,810
5.623% due 09/09/09 §	1,750,000	1,759,258
The Goldman Sachs Group Inc
5.456% due 06/23/09 §	2,675,000	2,678,443
5.950% due 01/15/27	2,570,000	2,546,816
The Hartford Financial Services Group Inc
5.550% due 08/16/08	2,500,000	2,510,835
TRAINS
7.548% due 05/01/16 ~	960,000	981,291
United Overseas Bank Ltd (Singapore)
5.375% due 09/03/19 ~ §	2,000,000	1,983,396
VTB Capital SA for Vneshtorgbank (Luxembourg)
5.970% due 08/01/08 ~ §	5,200,000	5,209,100
6.115% due 09/21/07 ~ §	2,000,000	2,000,000
Washington Mutual Inc
5.510% due 08/24/09 §	1,480,000	1,482,093
WEA Finance LLC (Australia)
5.700% due 10/01/16 ~	1,955,000	1,965,979

		135,967,861

Health Care - 0.21%

Fresenius Medical Care Capital Trust II
7.875% due 02/01/08	250,000	254,062
HCA Inc
9.250% due 11/15/16 ~	180,000	193,275
9.625% due 11/15/16 ~	170,000	183,175
Tenet Healthcare Corp
7.375% due 02/01/13	10,000	9,238
Teva Pharmaceutical Finance LLC
6.150% due 02/01/36	1,000,000	974,854

		1,614,604

Integrated Oils - 0.78%

Anadarko Petroleum Corp
5.760% due 09/15/09 §	1,975,000	1,984,533
Pemex Project Funding Master Trust
7.174% due 10/15/09 §	2,500,000	2,595,625
Ras Laffan Liquefied Natural Gas Co Ltd III (Qatar)
5.832% due 09/30/16 ~	1,220,000	1,225,497
Sonat Inc
7.625% due 07/15/11	280,000	298,200

		6,103,855

Materials & Processing - 0.48%

ABX Financing Co (Cayman)
6.350% due 10/15/36 ~	1,195,000	1,193,110
Georgia-Pacific Corp
7.700% due 06/15/15	280,000	286,650
Huntsman LLC
11.500% due 07/15/12	220,000	249,150
Nalco Co
7.750% due 11/15/11	275,000	282,562
Owens-Brockway Glass Containers Inc
8.250% due 05/15/13	225,000	233,719
Owens Corning Inc
7.000% due 12/01/36 ~	530,000	536,877
Potash Corp of Saskatchewan Inc (Canada)
5.875% due 12/01/36	985,000	953,312

		3,735,380

Multi-Industry - 0.29%

Siemens Financieringsmaatschappij NV (Netherlands)
5.424% due 08/14/09 ~ §	2,250,000	2,251,685

Producer Durables - 0.29%

ACCO Brands Corp
7.625% due 08/15/15	410,000	404,875
D.R. Horton Inc
5.625% due 09/15/14	410,000	396,620
United Technologies Corp
5.439% due 06/01/09 §	1,500,000	1,502,613

		2,304,108

Technology - 0.94%

Cisco Systems Inc
5.250% due 02/22/11	4,600,000	4,615,783
Hewlett-Packard Co
5.496% due 05/22/09 §	1,650,000	1,653,711
L-3 Communications Corp
5.875% due 01/15/15	320,000	310,400
NXP BV Funding LLC (Netherlands)
7.875% due 10/15/14 ~	90,000	93,487
9.500% due 10/15/15 ~	350,000	360,500
Sungard Data Systems Inc
10.250% due 08/15/15	225,000	241,312

		7,275,193

Utilities - 4.90%

America Movil SA de CV (Mexico)
5.466% due 06/27/08 ~ §	2,000,000	1,998,602
Appalachian Power Co
5.800% due 10/01/35	1,100,000	1,042,593
AT&T Inc
5.464% due 05/15/08 §	2,000,000	2,001,848
6.800% due 05/15/36	1,795,000	1,914,217

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
AT&T Wireless Services Inc
7.875% due 03/01/11	$1,000,000	$1,091,738
8.750% due 03/01/31	1,000,000	1,303,335
BellSouth Corp
5.474% due 08/15/08 §	1,900,000	1,901,984
Comcast Corp
5.674% due 07/14/09 §	3,050,000	3,058,936
Consolidated Communications IL
9.750% due 04/01/12	220,000	236,500
Dobson Cellular Systems
8.375% due 11/01/11	175,000	185,281
Dominion Resources Inc
5.150% due 07/15/15	1,500,000	1,455,388
8.125% due 06/15/10	2,600,000	2,821,642
Duke Capital LLC
8.000% due 10/01/19	1,240,000	1,444,570
Embarq Corp
7.082% due 06/01/16	1,345,000	1,371,573
France Telecom SA (France)
8.500% due 03/01/31	1,000,000	1,316,622
Intelsat Bermuda Ltd (Bermuda)
9.250% due 06/15/16 ~	200,000	216,000
ITC Holdings Corp
6.375% due 09/30/36 ~	985,000	985,531
Midamerican Energy Holdings Co
6.125% due 04/01/36	1,575,000	1,593,095
NiSource Finance Corp
5.450% due 09/15/20	1,500,000	1,400,301
Qwest Communications International Inc
8.874% due 02/15/09 §	455,000	462,962
Rogers Wireless Inc (Canada)
6.375% due 03/01/14	270,000	274,725
Tampa Electric Co
6.550% due 05/15/36	2,000,000	2,124,916
Telefonica Emisiones SAU (Spain)
5.665% due 06/19/09 §	3,500,000	3,506,660
Verizon Communications Inc
5.350% due 02/15/11	2,700,000	2,706,839
Verizon Global Funding Corp
5.850% due 09/15/35	1,000,000	960,992
Xcel Energy Inc
6.500% due 07/01/36	650,000	689,072

		38,065,922

Total Corporate Bonds & Notes (Cost $231,994,626)		235,037,965

MORTGAGE-BACKED SECURITIES - 82.24%

Collateralized Mortgage Obligations - 24.99%

American Home Mortgage Assets
5.510% due 09/25/46 “ §	6,520,626	6,491,519
Arran Residential Mortgages Funding PLC (United Kingdom)
5.442% due 04/12/56 ~ “ §	2,325,000	2,325,000
Bear Stearns Commercial Mortgage Securities
5.201% due 12/01/38 “	4,000,000	3,945,787
5.711% due 09/11/38 “ §	6,625,000	6,843,419
Citigroup Commercial Mortgage Trust
5.720% due 03/15/49 “ §	2,220,000	2,293,258
Citigroup Inc
5.617% due 10/15/48 “	4,750,000	4,841,842
Citigroup Mortgage Loan Trust Inc
5.906% due 05/25/36 “ §	1,162,892	1,161,009
Commercial Mortgage Pass-Through Certificates
5.769% due 06/10/46 “ §	5,000,000	5,184,326
Countrywide Alternative Loan Trust
5.520% due 09/25/35 “ §	8,825,000	8,825,000
5.540% due 07/25/46 “ §	7,723,809	7,739,398
5.550% due 07/20/46 “ §	8,408,528	8,399,633
5.560% due 09/20/46 “ §	9,387,486	9,382,715
6.000% due 05/25/36 - 01/25/37 “ ±	14,207,979	14,190,986
6.500% due 08/25/36 - 09/25/36 “ ±	11,763,692	11,885,725
Credit Suisse Mortgage Capital Certificates
5.828% due 06/15/38 “ §	3,330,000	3,464,458
Fannie Mae
6.500% due 09/25/33 - 01/25/34 “ ±	17,471,203	17,665,805
Fannie Mae (IO)
5.500% due 01/25/36 “	9,748,371	2,315,209
First Horizon Alternative Mortgage Securities
6.000% due 08/25/36 “	5,525,834	5,517,560
Greenpoint Mortgage Funding Trust
5.510% due 01/25/37 “ §	5,025,000	5,024,216
Harborview Mortgage Loan Trust
5.530% due 07/19/46 “ §	6,544,094	6,556,815
IndyMac Index Mortgage Loan Trust
5.530% due 02/25/37 “ §	5,000,000	5,000,000
LB-UBS Commercial Mortgage Trust
5.899% due 06/15/38 “ §	1,575,000	1,648,435
Lehman Brothers Floating Rate Commercial Mortgage Trust
5.470% due 09/15/21 ~ “ §	2,512,143	2,514,634
Merrill Lynch Mortgage Trust
5.660% due 05/12/39 “ §	6,005,000	6,183,309
Morgan Stanley Capital I
5.332% due 12/15/43 “ §	3,990,000	3,981,466
Permanent Master Issuer PLC (United Kingdom)
5.413% due 10/17/15 “ §	5,375,000	5,375,000
Residential Accredit Loans Inc
6.000% due 06/25/36 - 11/25/36 “ ±	10,330,051	10,319,326
6.500% due 08/25/36 “	5,439,589	5,502,769
Residential Asset Securitization Trust
6.000% due 05/25/36 - 08/25/36 “ ±	7,968,337	7,947,915
Structured Asset Securities Corp
5.640% due 05/25/36 “ §	3,500,000	3,506,264
Wachovia Bank Commercial Mortgage Trust
5.308% due 11/15/48 “	2,660,000	2,647,011
6.011% due 06/15/45 “ §	2,195,000	2,300,859
Washington Mutual Alternative Mortgage Pass-Through Certificates
6.000% due 07/25/36 “	2,960,320	2,959,555

		193,940,223

Fannie Mae - 35.14%

4.500% due 01/17/37 # “	9,450,000	9,116,302
5.000% due 01/11/37 - 03/13/37 # “ ±	119,100,000	115,005,937
5.500% due 01/11/37 - 01/17/37 # “ ±	26,435,000	26,417,830
6.000% due 01/17/37 # “	3,200,000	3,244,998
6.500% due 02/12/37 # “	76,285,000	77,715,344
7.000% due 06/01/26 - 09/01/36 “ ±	33,918,814	34,830,804
7.000% due 01/11/37 # “	6,250,000	6,416,012

		272,747,227

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
Freddie Mac - 17.66%

5.500% due 01/11/37 # “	$10,725,000	$10,607,690
5.850% due 11/01/36 “ §	8,600,000	8,639,289
6.000% due 01/11/37 # “	116,950,000	117,827,125

		137,074,104

Government National Mortgage Association - 4.45%

5.500% due 01/22/37 # “	415,000	413,054
6.000% due 01/22/37 # “	27,340,000	27,724,455
6.500% due 01/22/37 # “	6,200,000	6,360,816

		34,498,325

Total Mortgage-Backed Securities (Cost $638,532,454)		638,259,879

ASSET-BACKED SECURITIES - 15.76%

Accredited Mortgage Loan Trust
5.500% due 09/25/36 “ §	3,500,000	3,504,033
AEP Texas Central Transition Funding LLC
5.306% due 07/01/20 “	2,500,000	2,488,279
AmeriCredit Automobile Receivables Trust
5.370% due 10/06/09 “	7,000,000	6,994,533
Asset-Backed Securities Corp Home Equity
5.490% due 07/25/36 “ §	2,500,000	2,500,000
Bank of America Credit Card Trust
5.580% due 11/15/11 “ §	3,000,000	3,001,452
Capital One Auto Finance Trust
5.070% due 07/15/11 “	7,000,000	6,977,033
Citibank Credit Card Issuance Trust
5.570% due 01/09/12 “ §	3,775,000	3,772,052
Citigroup Mortgage Loan Trust Inc
5.500% due 08/25/36 “ §	2,000,000	2,001,767
Countrywide Asset-Backed Certificates
5.500% due 01/25/35 “ §	5,000,000	5,005,480
DaimlerChrysler Auto Trust
5.380% due 03/08/11 “	3,200,000	3,218,000
First Franklin Mortgage Loan
Asset-Backed Certificates
5.500% due 05/25/36 “ §	6,250,000	6,258,841
5.600% due 07/25/36 “ §	2,000,000	2,002,730
Ford Credit Auto Owner Trust
5.420% due 07/15/09 “	2,500,000	2,500,000
GE Dealer Floorplan Master Note Trust
5.360% due 04/20/11 “ §	2,250,000	2,252,513
GSAA Trust
5.510% due 07/25/36 “ §	3,500,000	3,499,454
Harley-Davidson Motorcycle Trust
5.350% due 03/15/13 “	3,250,000	3,266,250
5.420% due 02/15/10 “	3,810,000	3,810,000
Household Automotive Trust
5.400% due 06/17/09 “	2,743,963	2,746,357
5.610% due 06/17/09 “	2,625,000	2,625,410
Long Beach Mortgage Loan Trust
5.640% due 08/25/36 “ §	2,000,000	2,002,759
MASTR Asset-Backed Mortgages Securities Trust
5.640% due 04/25/36 “ §	3,000,000	3,004,096
Morgan Stanley Asset-Backed Securities Capital I
5.500% due 06/25/36 “ §	5,250,000	5,256,150
Nelnet Student Loan Trust
5.367% due 04/27/20 “ §	3,000,000	3,002,710
Residential Asset Securities Corp
5.500% due 06/25/36 “ §	7,000,000	7,007,506
Soundview Home Equity Loan Trust
5.470% due 06/25/36 “ §	5,000,000	5,007,145
5.640% due 07/25/36 “ §	3,500,000	3,521,779
Specialty Underwriting & Residential Finance
5.610% due 06/25/37 “ §	2,600,000	2,603,577
Structured Asset Securities Corp
5.500% due 07/25/36 “ §	2,500,000	2,503,002
Triad Auto Receivables Owner Trust
5.410% due 08/12/11 “	6,500,000	6,501,014
USAA Auto Owner Trust
5.370% due 02/15/12 “	5,500,000	5,535,233
Wachovia Auto Loan Owner Trust
5.280% due 04/20/10 ~ “	3,300,000	3,296,908
5.350% due 05/20/10 ~ “	3,375,000	3,374,474
Wells Fargo Home Equity Trust
5.500% due 01/25/37 “ §	1,250,000	1,250,000

Total Asset-Backed Securities (Cost $122,173,055)		122,290,537

U.S. GOVERNMENT AGENCY ISSUES - 7.59%

Fannie Mae
6.000% due 05/15/11	11,500,000	11,985,645
Federal Home Loan Bank
5.750% due 05/15/12	5,000,000	5,194,610
Freddie Mac
4.625% due 12/19/08	14,500,000	14,399,704
4.875% due 02/17/09	13,600,000	13,570,461
5.250% due 04/18/16	9,400,000	9,609,357
6.750% due 03/15/31	3,400,000	4,129,698

Total U.S. Government Agency Issues (Cost $57,876,816)		58,889,475

U.S. TREASURY OBLIGATIONS - 6.68%

U.S. Treasury Bonds - 3.05%

4.500% due 02/15/36	4,635,000	4,409,048
5.375% due 02/15/31	420,000	450,024
6.125% due 08/15/29	935,000	1,093,074
6.625% due 02/15/27	8,000,000	9,752,504
8.000% due 11/15/21	6,000,000	7,955,628

		23,660,278

U.S. Treasury Inflation Protected Securities - 0.34%

2.500% due 07/15/16 ^	2,638,469	2,659,289

U.S. Treasury Notes - 3.29%

4.500% due 02/15/09 ‡	1,125,000	1,118,540
4.625% due 11/15/16	14,755,000	14,662,796
4.875% due 05/15/09	2,185,000	2,190,465
4.875% due 08/15/09	7,500,000	7,524,908

		25,496,709

Total U.S. Treasury Obligations (Cost $51,274,998)		51,816,276

FOREIGN GOVERNMENT BONDS & NOTES - 2.57%

Bundesrepublik Deutschland (Germany)
4.000% due 01/04/37	EUR 2,005,000	2,626,310
Republic of Argentina (Argentina)
5.590% due 08/03/12 §	$4,400,000	3,115,321
Republic of Brazil (Brazil)
12.250% due 03/06/30	890,000	1,479,625

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
Russian Federation Government Bond (Russia)
12.750% due 06/24/28	$1,085,000	$1,962,600
Ukraine Government Bond (Ukraine)
6.580% due 11/21/16 ~	1,050,000	1,052,625
6.875% due 03/04/11	1,585,000	1,633,026
7.650% due 06/11/13	1,225,000	1,321,652
8.903% due 08/05/09 §	585,000	622,089
United Mexican States (Mexico)
6.073% due 01/13/09 §	3,450,000	3,485,362
8.000% due 09/24/22	2,200,000	2,693,900

Total Foreign Government Bonds & Notes (Cost $19,246,753)		19,992,510

	Number of
	Contracts
PURCHASED CALL OPTIONS - 0.01%

Eurodollar (03/07) Futures CME
Strike @ $94.75 Exp. 03/19/07
Broker: Merrill Lynch	422	31,650
Eurodollar (03/07) Futures CME
Strike @ $95.00 Exp. 01/12/07
Broker: Merrill Lynch	306	1,913
Eurodollar (09/07) Futures CME
Strike @ $95.75 Exp. 09/17/07
Broker: Citigroup	412	33,475

Total Purchased Call Options (Cost $185,908)		67,038

PURCHASED PUT OPTIONS - 0.09%

Eurodollar (09/07) Futures CME
Strike @ $95.00 Exp. 09/17/07
Broker: Citigroup	824	556,200
Eurodollar 1-Year Mid-Curve (03/07) Futures CME
Strike @ $95.25 Exp. 03/16/07
Broker: Merrill Lynch	204	130,050

Total Purchased Put Options (Cost $319,134)		686,250

	Principal
	Amount
SHORT-TERM INVESTMENTS - 5.90%

Commercial Paper - 4.98%

Clipper Receivables Co
5.270% due 01/19/07	$14,750,000	14,711,134
UBS Finance LLC DE
5.255% due 01/08/07	13,500,000	13,486,206
Windmill Funding Corp
5.250% due 01/23/07	10,500,000	10,466,312

		38,663,652

Time Deposit - 0.92%

State Street Bank
4.350% due 01/02/07	7,129,000	7,129,000

Total Short-Term Investments (Cost $45,792,652)		45,792,652

TOTAL INVESTMENTS - 151.12% (Cost $1,167,396,396)		1,172,832,582

OTHER ASSETS & LIABILITIES, NET - (51.12%)		(396,745,574)

NET ASSETS - 100.00%		$776,087,008

Notes to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	82.24%
Corporate Bonds & Notes	30.28%
Asset-Backed Securities	15.76%
U.S. Government Agency Issues	7.59%
U.S. Treasury Obligations	6.68%
Short-Term Investments	5.90%
Foreign Government Bonds & Notes	2.57%
Purchased Options	0.10%

151.12%
Other Assets & Liabilities, Net	(51.12%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Forward foreign currency contracts outstanding as of December 31, 2006 were as follows:

Principal
Contracts		Amount		Net
to Buy or		Covered by		Unrealized
to Sell	Currency	Contracts	Expiration	Depreciation

Sell	EUR	2,051,000	02/07	($11,463)

(d)	Transactions in written options for the year ended December 31, 2006 were as follows:

	Number of
	Contracts	Premium

Outstanding, May 1, 2006	—	$—
Call Options Written	2,192	395,860
Put Options Written	2,393	348,884
Call Options Expired	(59)	(7,204)
Put Options Expired	(264)	(19,170)
Call Options Repurchased	(1,098)	(202,724)
Put Options Repurchased	(277)	(26,869)

Outstanding, December 31, 2006	2,887	$488,777

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

(e)	Premiums received and value of written options outstanding as of December 31, 2006:

			Expiration	Number of
Counterparty	Type	Strike Price	Date	Contracts	Premium	Value

Merrill Lynch	Put — CME Eurodollar 1-Year Midcurve (03/08)	$95.38	01/12/07	204	$60,588	$141,525
Merrill Lynch	Call — CME Eurodollar (03/07)	94.63	03/19/07	211	44,205	39,563
Citigroup	Put — CME Eurodollar (09/07)	94.75	09/17/07	1,648	242,256	587,100
Citigroup	Call — CME Eurodollar (09/07)	96.00	09/17/07	824	141,728	36,050

					$488,777	$804,238

(f)	Securities with an aggregate market value of $1,118,540 were segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2006:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

Euro-Bobl 5-Year Notes (03/07)	9	EUR 900,000	($3,700)
United Kingdom Gilt 10-Year Notes (03/07)	93	GBP 9,300,000	(275,262)
U.S. Treasury 2-Year Notes (03/07)	203	$40,600,000	(108,303)
U.S. Treasury 5-Year Notes (03/07)	156	15,600,000	(58,780)
U.S. Treasury 30-Year Bonds (03/07)	100	10,000,000	(177,913)

Short Futures Outstanding

Euro-Bund 10-Year Notes (03/07)	158	EUR 15,800,000	586,472
10-Year Interest Rate Swap (03/07)	97	$9,700,000	141,744
U.S. Treasury 10-Year Notes (03/07)	6	600,000	7,202

			$111,460

(g)	Investments sold short outstanding as of December 31, 2006:

	Principal
Type	Amount	Value

Fannie Mae
5.500% due 02/12/37 #	$12,300,000	$12,153,937
6.000% due 01/11/37 #	9,315,000	9,379,041
6.000% due 02/12/37 #	80,575,000	81,103,733

Total Investments sold short (Proceeds $102,995,283)		$102,636,711

(h)	Credit default swaps outstanding as of December 31, 2006:

						Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Notional	Appreciation
Counterparty	Reference Entity	Protection (1)	Fixed Rate	Date	Amount	(Depreciation)

Barclays	Russian Federation 2.250% due 03/31/30	Sell	0.450%	12/20/11	$17,300,000	$6,461
Barclays	Russian Federation 2.250% due 03/31/30	Sell	0.540%	12/20/11	17,660,000	78,473
Barclays	Republic of Brazil 12.250% due 03/06/30	Buy	(1.015%)	12/20/11	8,650,000	(12,043)
Barclays	Republic of Brazil 12.250% due 03/06/30	Buy	(1.205%)	12/20/11	8,830,000	(87,663)

						($14,772)

(1)	If the portfolio is the seller of protection and a credit default event occurs, as defined under the terms of that particular swap agreement, the portfolio will pay to the buyer of the protection, an amount up to the notional value of the swap and in certain instances, take delivery of the security.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
EQUITY-LINKED STRUCTURED NOTES - 0.46%

Health Care - 0.46%

Morgan Stanley Convertible
(Celgene Corp) Trigger @ $36.290 * ~	75,075	$4,289,035
Morgan Stanley Convertible
(Celgene Corp) Trigger @ $30.877 * ~	75,075	4,289,035

		8,578,070

Total Equity-Linked Structured Notes (Cost $7,078,072)		8,578,070

COMMON STOCKS - 97.46%

Autos & Transportation - 6.07%

Bayerische Motoren Werke AG + (Germany)	330,510	18,983,292
C.H. Robinson Worldwide Inc	609,610	24,926,953
Canadian National Railway Co (Canada)	652,779	28,089,080
FedEx Corp	128,035	13,907,162
Union Pacific Corp	100,300	9,229,606
United Parcel Service Inc ‘B’	241,635	18,117,792

		113,253,885

Consumer Discretionary - 15.80%

Best Buy Co Inc ⌂	103,665	5,099,281
eBay Inc *	451,480	13,576,004
Electronic Arts Inc *	504,240	25,393,526
Esprit Holdings Ltd + (Bermuda)	521,500	5,808,709
Google Inc ‘A’ * ⌂	45,090	20,763,043
Harrah’s Entertainment Inc	239,105	19,778,766
IAC/InterActiveCorp *	508,335	18,889,729
Industria de Diseno Textil SA + (Spain)	223,038	11,997,878
Kimberly-Clark Corp	251,025	17,057,149
Lamar Advertising Co ‘A’ *	272,370	17,810,274
Liberty Global Inc ‘A’ *	260,806	7,602,495
Liberty Global Inc ‘C’ *	276,906	7,753,368
Lowe’s Cos Inc	362,685	11,297,638
LVMH Moet Hennessy Louis Vuitton SA + (France)	88,519	9,311,758
Nordstrom Inc	548,280	27,052,135
Staples Inc	861,785	23,009,660
Station Casinos Inc	185,195	15,124,876
Yahoo! Inc *	1,461,625	37,329,902

		294,656,191

Consumer Staples - 6.27%

Altria Group Inc	134,425	11,536,354
CVS Corp	262,385	8,110,320
Reckitt Benckiser PLC + (United Kingdom)	207,265	9,454,829
Sysco Corp	353,030	12,977,383
The Procter & Gamble Co	948,305	60,947,562
Whole Foods Market Inc	297,290	13,951,820

		116,978,268

Energy - 3.63%

Apache Corp	146,785	9,762,670
Nabors Industries Ltd * ⌂ (Bermuda)	393,275	11,711,730
NRG Energy Inc *	636,845	35,669,688
Valero Energy Corp	206,630	10,571,191

		67,715,279

Financial Services - 15.21%

American Express Co	390,190	23,672,827
Berkshire Hathaway Inc ‘B’ *	6,428	23,565,048
Chicago Mercantile Exchange Holdings Inc ‘A’	14,910	7,600,372
Fannie Mae	457,695	27,182,506
Hudson City Bancorp Inc	689,885	9,575,604
JPMorgan Chase & Co	1,305,143	63,038,407
Legg Mason Inc	148,465	14,111,598
Marsh & McLennan Cos Inc	474,230	14,539,892
Merrill Lynch & Co Inc	291,270	27,117,237
Moody’s Corp	134,620	9,296,857
NewAlliance Bancshares Inc	796,749	13,066,684
Paychex Inc	238,910	9,446,501
The Western Union Co	176,485	3,956,794
UBS AG (NYSE) (Switzerland)	313,120	18,890,530
UBS AG (XVTX) + (Switzerland)	308,267	18,655,614

		283,716,471

Health Care - 12.56%

Amgen Inc *	96,285	6,577,228
Amylin Pharmaceuticals Inc *	287,030	10,353,172
Cardinal Health Inc	287,550	18,526,846
Caremark Rx Inc	412,315	23,547,310
Celgene Corp * ⌂	137,540	7,912,676
Coventry Health Care Inc *	662,190	33,142,610
Gilead Sciences Inc *	283,550	18,410,902
Manor Care Inc	343,050	16,095,906
Merck & Co Inc	603,615	26,317,614
Roche Holding AG + (Switzerland)	390,011	69,778,262
Varian Medical Systems Inc *	75,325	3,583,210

		234,245,736

Integrated Oils - 4.13%

EnCana Corp (NYSE) (Canada)	184,890	8,495,696
Exxon Mobil Corp ⌂	708,795	54,314,961
Hess Corp	181,675	9,005,630
Suncor Energy Inc (Canada)	65,195	5,144,537

		76,960,824

Materials & Processing - 6.28%

Archer-Daniels-Midland Co	342,730	10,953,651
Ball Corp	328,125	14,306,250
Cemex SAB de CV ADR * (Mexico)	327,730	11,103,492
Monsanto Co	392,895	20,638,774
Precision Castparts Corp	398,570	31,200,060
Shin-Etsu Chemical Co Ltd + (Japan)	78,100	5,213,280
Syngenta AG * + (Switzerland)	127,546	23,692,996

		117,108,503

Multi-Industry - 2.85%

General Electric Co	1,427,700	53,124,717

Producer Durables - 6.20%

BAE Systems PLC + (United Kingdom)	1,260,936	10,482,885
Crown Castle International Corp *	406,720	13,137,056
Emerson Electric Co	213,300	9,400,131
Lockheed Martin Corp	209,615	19,299,253
NVR Inc *	10,170	6,559,650
The Boeing Co	639,560	56,818,510

		115,697,485

Technology - 14.41%

Adobe Systems Inc *	342,840	14,097,581
Advanced Micro Devices Inc *	1,187,295	24,161,453
Akamai Technologies Inc * ⌂	181,970	9,666,246
Apple Computer Inc * ⌂	316,665	26,865,859
Cisco Systems Inc *	391,445	10,698,192
EMC Corp *	2,246,915	29,659,278
Marvell Technology Group Ltd * (Bermuda)	362,865	6,963,379
Nokia OYJ ADR (Finland)	506,915	10,300,513
Oracle Corp *	977,260	16,750,236
QUALCOMM Inc	716,815	27,088,439
Research In Motion Ltd * ⌂ (Canada)	68,025	8,692,235

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
Rockwell Automation Inc	256,205	$15,649,001
Samsung Electronics Co Ltd + (South Korea)	21,370	14,018,904
SanDisk Corp *	108,065	4,650,037
SAP AG + (Germany)	282,504	15,011,636
Texas Instruments Inc	1,203,285	34,654,608

		268,927,597

Utilities - 4.05%

America Movil SA de CV ‘L’ ADR (Mexico)	346,125	15,651,772
Level 3 Communications Inc * + ⌂	2,119,045	11,866,652
NeuStar Inc ‘A’ *	374,050	12,134,182
The AES Corp *	416,610	9,182,084
TXU Corp ⌂	494,500	26,806,845

		75,641,535

Total Common Stocks (Cost $1,510,223,302)		1,818,026,491

	Principal
	Amount
U.S. TREASURY OBLIGATIONS - 0.71%

U.S. Treasury Notes - 0.71%

3.125% due 01/31/07 Φ	$5,758,000	5,751,482
3.375% due 02/28/07 Φ	5,486,000	5,473,574
6.250% due 02/15/07 Φ	2,050,000	2,053,444

		13,278,500

Total U.S. Treasury Obligations (Cost $13,274,674)		13,278,500

SHORT-TERM INVESTMENT - 1.17%

U.S. Government Agency Issue - 1.17%

Federal Home Loan Bank 4.800% due 01/03/07	21,800,000	21,794,187

Total Short-Term Investment (Cost $21,794,187)		21,794,187

TOTAL INVESTMENTS - 99.80% (Cost $1,552,370,235)		1,861,677,248

OTHER ASSETS & LIABILITIES, NET - 0.20%		3,822,433

NET ASSETS - 100.00%		$1,865,499,681

Notes to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	15.80%
Financial Services	15.21%
Technology	14.41%
Health Care	13.02%
Materials & Processing	6.28%
Consumer Staples	6.27%
Producer Durables	6.20%
Autos & Transportation	6.07%
Integrated Oils	4.13%
Utilities	4.05%
Energy	3.63%
Multi-Industry	2.85%
Short-Term Investment	1.17%
U.S. Treasury Obligations	0.71%

99.80%
Other Assets & Liabilities, Net	0.20%

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Forward foreign currency contracts outstanding as of December 31, 2006 were as follows:

		Principal		Net
Contracts		Amount		Unrealized
to Buy or		Covered by		Appreciation
to Sell	Currency	Contracts	Expiration	(Depreciation)

Sell	CHF	16,635,000	01/07	$22,041
Sell	CHF	11,800,000	03/07	(92,845)
Sell	EUR	7,200,000	03/07	(369,043)
Sell	EUR	1,700,000	04/07	(39,368)
Sell	KRW	3,000,000,000	03/07	(83,206)

				($562,421)

(d)	Transactions in written options for the year ended December 31, 2006 were as follows:

	Number of
	Contracts	Premium

Outstanding, December 31, 2005	—	$—
Call Options Written	9,314	458,456
Put Options Written	3,048	125,478
Call Options Expired	(5,052)	(256,703)
Call Options Repurchased	(660)	(19,139)

Outstanding, December 31, 2006	6,650	$308,092

(e)	Securities with a market value of $13,278,500 were segregated with the broker(s)/custodian to cover call and put written options contracts as of December 31, 2006.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

(f)	Premiums received and value of written options outstanding as of December 31, 2006:

			Expiration	Number of
Counterparty	Type	Strike Price	Date	Contracts	Premium	Value

Morgan Stanley	Call — CBOT Level 3 Communications Inc	$6.50	01/20/07	865	$5,190	$2,563
Goldman Sachs	Put — CBOT Best Buy Co Inc	45.00	01/20/07	1,216	53,502	24,320
Goldman Sachs	Call — CBOT Akamai Technologies Inc	60.00	01/20/07	191	8,608	3,820
Goldman Sachs	Call — CBOT Akamai Technologies Inc	65.00	01/20/07	191	5,539	955
Goldman Sachs	Call — CBOT Celgene Corp	65.00	01/20/07	17	1,156	255
Goldman Sachs	Call — CBOT Exxon Mobil Corp	85.00	01/20/07	708	21,615	3,540
Goldman Sachs	Call — CBOT Apple Computer Inc	110.00	01/20/07	316	29,387	3,160
Goldman Sachs	Call — CBOT Apple Computer Inc	115.00	01/20/07	316	16,747	2,212
Goldman Sachs	Call — CBOT Apple Computer Inc	120.00	01/20/07	316	10,744	316
Goldman Sachs	Call — CBOT Research in Motion Ltd	160.00	01/20/07	65	1,352	520
Goldman Sachs	Call — CBOT Research in Motion Ltd	165.00	01/20/07	65	586	325
Goldman Sachs	Call — CBOT Google Inc ‘A’	570.00	01/20/07	45	8,865	225
Goldman Sachs	Put — CBOT Nabors Industries Ltd	27.50	02/17/07	600	24,899	30,000
Goldman Sachs	Put — CBOT Best Buy Co Inc	42.50	02/17/07	908	37,681	22,700
Goldman Sachs	Put — CBOT TXU Corp	47.50	02/17/07	324	9,396	8,100
Goldman Sachs	Call — CBOT Akamai Technologies Inc	65.00	02/17/07	191	16,895	7,640
Goldman Sachs	Call — CBOT Apple Computer Inc	120.00	04/21/07	316	55,930	25,280

					$308,092	$135,931

(g)	Securities with a total aggregate market value of $224,276,695, or 12.02% of the net assets, were valued under the fair value procedures established by the Funds’ Board of Trustees.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
FOCUSED 30 PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
PREFERRED STOCKS - 4.33%

Autos & Transportation - 1.82%

America Latina Logistica SA (Brazil)	430,000	$4,462,017

Materials & Processing - 2.51%

Cia Vale do Rio Doce ‘A’ (Brazil)	243,876	6,175,376

Total Preferred Stocks (Cost $5,051,934)		10,637,393

COMMON STOCKS - 92.17%

Autos & Transportation - 2.85%

Alexander & Baldwin Inc	63,115	2,798,519
FedEx Corp	38,640	4,197,077

		6,995,596

Consumer Discretionary - 20.89%

CoStar Group Inc *	82,744	4,431,769
Focus Media Holding Ltd ADR * (Cayman)	155,385	10,316,010
IAC/InterActiveCorp *	153,194	5,692,689
Lamar Advertising Co ‘A’ *	38,005	2,485,147
Nordstrom Inc	115,170	5,682,488
Submarino SA (Brazil)	84,020	2,752,427
Submarino SA GDR ~ (Brazil)	18,300	1,199,829
VistaPrint Ltd * (Bermuda)	376,675	12,471,709
Yahoo! Inc *	244,625	6,247,722

		51,279,790

Consumer Staples - 4.94%

Davide Campari-Milano SPA + (Italy)	799,849	7,917,501
Whole Foods Market Inc	89,665	4,207,978

		12,125,479

Financial Services - 15.19%

Assurant Inc	119,725	6,614,806
CapitalSource Inc REIT	473,198	12,923,037
Chicago Mercantile Exchange Holdings Inc ‘A’	13,045	6,649,689
MarketAxess Holdings Inc *	206,250	2,798,813
National Financial Partners Corp	188,735	8,298,678

		37,285,023

Health Care - 16.01%

Celgene Corp *	183,270	10,543,523
Dade Behring Holdings Inc	414,685	16,508,610
Intuitive Surgical Inc *	33,435	3,206,416
Roche Holding AG + (Switzerland)	35,978	6,436,953
United Therapeutics Corp *	47,920	2,605,410

		39,300,912

Materials & Processing - 4.36%

Cia Siderurgica Nacional SA ADR (Brazil)	28,790	863,124
Cytec Industries Inc	93,475	5,282,272
Mobile Mini Inc *	168,660	4,543,701

		10,689,097

Producer Durables - 8.69%

ABB Ltd + (Switzerland)	689,494	12,347,156
Crown Castle International Corp *	133,515	4,312,534
Desarrolladora Homex SA de CV ADR * (Mexico)	79,210	4,678,935

		21,338,625

Technology - 11.48%

Apple Computer Inc *	67,305	5,710,156
Equinix Inc *	60,355	4,564,045
NAVTEQ Corp *	62,170	2,174,085
QUALCOMM Inc	103,015	3,892,937
Research In Motion Ltd * (Canada)	52,035	6,649,032
Trimble Navigation Ltd *	101,970	5,172,938

		28,163,193

Utilities - 7.76%

America Movil SA de CV ‘L’ ADR (Mexico)	213,430	9,651,305
NeuStar Inc ‘A’ *	215,270	6,983,359
Time Warner Telecom Inc ‘A’ *	121,200	2,415,516

		19,050,180

Total Common Stocks (Cost $172,274,454)		226,227,895

	Principal
	Amount
SHORT-TERM INVESTMENTS - 2.83%

U.S. Government Agency Issue - 2.81%

Federal Home Loan Bank 4.800% due 01/03/07	$6,900,000	6,898,160

Repurchase Agreement - 0.02%

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $50,024; collateralized by U.S. Treasury Notes: 4.625% due 03/31/08 and market value $55,437)	50,000	50,000

Total Short-Term Investments (Cost $6,948,160)		6,948,160

TOTAL INVESTMENTS - 99.33% (Cost $184,274,548)		243,813,448

OTHER ASSETS & LIABILITIES, NET - 0.67%		1,644,352

NET ASSETS - 100.00%		$245,457,800

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
FOCUSED 30 PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

Notes to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	20.89%
Health Care	16.01%
Financial Services	15.19%
Technology	11.48%
Producer Durables	8.69%
Utilities	7.76%
Materials & Processing	6.87%
Consumer Staples	4.94%
Autos & Transportation	4.67%
Short-Term Investments	2.83%

99.33%
Other Assets & Liabilities, Net	0.67%

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $26,701,610, or 10.88% of the net assets, were valued under the fair value procedures established by the Funds’ Board of Trustees.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
HEALTH SCIENCES PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
WARRANTS - 0.18%

Health Care - 0.18%

Akorn Inc * + ◊ Exp. 03/08/11	50,750	$106,815
ConjuChem Biotechnologies Inc * + ◊ (Canada) Exp. 11/28/09	635,000	127,782

		234,597

Total Warrants (Cost $55,422)		234,597

COMMON STOCKS - 95.55%

Financial Services - 2.85%

CIGNA Corp	27,400	3,605,018

Health Care - 91.65%

Abbott Laboratories	66,000	3,214,860
Abraxis BioScience Inc *	92,600	2,531,684
Acorda Therapeutics Inc *	155,900	2,469,456
Aetna Inc	47,700	2,059,686
Affymax Inc *	25,000	851,000
Akorn Inc *	152,300	951,875
Alcon Inc (Switzerland)	18,500	2,067,745
Alexion Pharmaceuticals Inc *	37,000	1,494,430
Allscripts Healthcare Solutions Inc *	119,400	3,222,606
Amgen Inc *	19,500	1,332,045
Antisoma PLC * + (United Kingdom)	630,500	478,565
Antisoma PLC * + ~ (United Kingdom)	288,500	218,978
Baxter International Inc	21,000	974,190
Beckman Coulter Inc	33,300	1,991,340
BioMarin Pharmaceutical Inc *	146,700	2,404,413
BioSphere Medical Inc *	46,200	308,616
Boston Scientific Corp *	153,800	2,642,284
Cephalon Inc *	53,000	3,731,730
Cerner Corp *	91,000	4,140,500
ChemoCentryx * + ◊	200,000	700,000
ConjuChem Biotechnologies Inc * ~ (Canada)	1,270,000	773,228
Cynosure Inc ‘A’ *	16,100	254,863
Genentech Inc *	28,300	2,295,979
Gilead Sciences Inc *	61,400	3,986,702
Henry Schein Inc *	38,600	1,890,628
Humana Inc *	37,700	2,085,187
Impax Laboratories Inc * +	262,600	2,573,480
Incyte Corp *	114,700	669,848
InterMune Inc *	63,700	1,958,775
Keryx Biopharmaceuticals Inc *	106,700	1,419,110
KV Pharmaceutical Co ‘A’ *	32,400	770,472
McKesson Corp	43,800	2,220,660
Medco Health Solutions Inc *	47,100	2,517,024
Medicis Pharmaceutical Corp ‘A’	52,700	1,851,351
Medtronic Inc	62,800	3,360,428
Mentor Corp	58,900	2,878,443
Merck & Co Inc	30,100	1,312,360
Merrimack Pharmaceuticals * + ◊	150,600	677,700
MGI PHARMA Inc *	271,900	5,005,679
Microbia Inc ‘E’ * + ◊	250,000	955,000
Momenta Pharmaceuticals Inc *	38,100	599,313
Novartis AG ADR (Switzerland)	49,500	2,843,280
NxStage Medical Inc *	79,100	662,858
Panacos Pharmaceuticals Inc *	136,100	545,761
Progenics Pharmaceuticals Inc *	78,100	2,010,294
Regeneron Pharmaceuticals Inc *	141,400	2,837,898
ResMed Inc *	38,400	1,890,048
Roche Holding AG ADR (Switzerland)	43,500	3,903,038
Shire PLC ADR (United Kingdom)	42,500	2,624,800
Somaxon Pharmaceuticals Inc *	73,100	1,037,289
St. Jude Medical Inc *	71,800	2,625,008
Stryker Corp	38,200	2,105,202
Techne Corp *	6,800	377,060
UnitedHealth Group Inc	40,000	2,149,200
Vanda Pharmaceuticals Inc *	145,600	3,589,040
Vertex Pharmaceuticals Inc *	13,100	490,202
WellPoint Inc *	36,000	2,832,840
Wyeth	67,400	3,432,008
Xenoport Inc *	90,500	2,221,775

		116,019,834

Technology - 1.05%

Varian Inc *	29,800	1,334,742

Total Common Stocks (Cost $102,174,991)		120,959,594

	Principal
	Amount
SHORT-TERM INVESTMENT - 4.52%

Repurchase Agreement - 4.52%

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $5,721,764; collateralized by U.S. Treasury Notes: 4.625% due 03/31/08 and market value $5,835,973)	$5,719,000	5,719,000

Total Short-Term Investment (Cost $5,719,000)		5,719,000

TOTAL INVESTMENTS - 100.25% (Cost $107,949,413)		126,913,191

OTHER ASSETS - LIABILITIES, NET — (0.25%)		(317,352)

NET ASSETS - 100.00%		$126,595,839

Notes to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Health Care	91.83%
Short-Term Investment	4.52%
Financial Services	2.85%
Technology	1.05%

100.25%
Other Assets & Liabilities, Net	(0.25%)

100.00%

(b)	Securities with a total aggregate market value of $5,838,320, or 4.61% of the net assets, were valued under the fair value procedures established by the Funds’ Board of Trustees.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
HEALTH SCIENCES PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

(c)	Restricted securities as of December 31, 2006:

Issuer and			Value as a %
Acquisition Date	Cost	Value	of Net Assets

Akorn Inc Warrant (Exp. 03/08/11)
03/08/06	$-	$106,815	0.08%
ConjuChem Biotechnologies Inc
Warrants (Exp. 11/28/09)
11/22/06	55,422	127,782	0.10%
ChemoCentryx
06/13/06	700,000	700,000	0.55%
Merrimack Pharmaceuticals
03/24/06	677,700	677,700	0.54%
Microbia Inc ‘E’
02/21/06	955,000	955,000	0.76%

	$2,388,122	$2,567,297	2.03%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
COMMON STOCKS - 95.53%

Autos & Transportation - 3.21%

Laidlaw International Inc	1,511,400	$45,991,902
Overseas Shipholding Group Inc	583,400	32,845,420
YRC Worldwide Inc *	1,305,300	49,248,969

		128,086,291

Consumer Discretionary - 17.71%

Apollo Group Inc ‘A’ *	588,100	22,918,257
Belo Corp ‘A’	2,994,500	55,008,965
CDW Corp	422,370	29,701,058
Dollar Tree Stores Inc *	1,819,100	54,754,910
Idearc Inc *	1,650,870	47,297,426
Liz Claiborne Inc	2,059,100	89,488,486
Pacific Sunwear of California Inc *	2,027,900	39,706,282
R.H. Donnelley Corp	1,402,286	87,965,401
Republic Services Inc	1,331,800	54,164,306
Royal Caribbean Cruises Ltd (Liberia)	1,394,300	57,696,134
Service Corp International	7,619,400	78,098,850
The Stanley Works	1,356,300	68,208,327
The Talbots Inc	886,400	21,362,240

		706,370,642

Consumer Staples - 5.75%

Coca-Cola Enterprises Inc	4,255,100	86,889,142
Pilgrim’s Pride Corp	2,199,700	64,737,171
The Kroger Co	3,372,500	77,803,575

		229,429,888

Energy - 6.43%

BJ Services Co	1,493,900	43,801,148
Foundation Coal Holdings Inc	776,600	24,664,816
Massey Energy Co	2,562,700	59,531,521
Smith International Inc	1,019,000	41,850,330
Sunoco Inc	598,400	37,316,224
The Williams Cos Inc	1,886,700	49,280,604

		256,444,643

Financial Services - 24.51%

A.G. Edwards Inc	818,500	51,802,865
Ameriprise Financial Inc	1,326,300	72,283,350
Aon Corp	1,561,500	55,183,410
CBL & Associates Properties Inc REIT	1,189,300	51,556,155
Covanta Holding Corp *	1,981,900	43,681,076
DST Systems Inc *	1,397,500	87,525,425
Health Care Property Investors Inc REIT	1,164,300	42,869,526
Hudson City Bancorp Inc	3,640,100	50,524,588
Lincoln National Corp	1,256,563	83,435,790
Mellon Financial Corp	2,034,100	85,737,315
Onebeacon Insurance Group Ltd * (Bermuda)	1,535,500	42,994,000
PartnerRe Ltd (Bermuda)	1,112,500	79,020,875
Protective Life Corp	2,126,100	100,989,750
RenaissanceRe Holdings Ltd (Bermuda)	1,357,100	81,426,000
Willis Group Holdings Ltd (Bermuda)	1,226,300	48,696,373

		977,726,498

Health Care - 7.69%

Barr Pharmaceuticals Inc *	809,410	40,567,629
Hospira Inc *	660,500	22,179,590
Invitrogen Corp *	714,300	40,422,237
Laboratory Corp of America Holdings *	578,800	42,524,436
Sepracor Inc *	764,500	47,077,910
Triad Hospitals Inc *	1,691,150	70,740,804
Warner Chilcott Ltd ‘A’ * (Bermuda)	3,129,400	43,248,308

		306,760,914

Materials & Processing - 7.81%

Ball Corp	1,229,900	53,623,640
Cabot Corp	1,007,000	43,874,990
Celanese Corp ‘A’	1,808,000	46,791,040
Louisiana-Pacific Corp	2,423,000	52,167,190
Owens-Illinois Inc *	2,141,400	39,508,830
Sigma-Aldrich Corp	497,200	38,642,384
Temple-Inland Inc	807,300	37,160,019

		311,768,093

Multi-Industry - 1.50%

Fortune Brands Inc	699,800	59,755,922

Producer Durables - 5.89%

Dover Corp	1,520,300	74,525,106
Hubbell Inc ‘B’	1,256,200	56,792,802
KLA-Tencor Corp	395,800	19,691,050
Pitney Bowes Inc	1,818,400	83,991,896

		235,000,854

Technology - 11.06%

Analog Devices Inc	1,014,000	33,330,180
Arrow Electronics Inc *	1,947,500	61,443,625
Avaya Inc *	6,104,300	85,338,114
Compuware Corp *	2,583,391	21,519,647
Flextronics International Ltd * (Singapore)	4,984,700	57,224,356
Ingram Micro Inc ‘A’ *	2,479,400	50,604,554
Solectron Corp *	14,179,800	45,658,956
Sun Microsystems Inc *	9,119,300	49,426,606
Vishay Intertechnology Inc *	2,720,600	36,836,924

		441,382,962

Utilities - 3.97%

Alltel Corp	1,467,713	88,767,282
Citizens Communications Co	4,833,800	69,461,706

		158,228,988

Total Common Stocks (Cost $3,428,893,400)		3,810,955,695

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 4.93%

Repurchase Agreement - 4.93%

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $196,729,040; collateralized by U.S. Treasury Bills: 4.825% due 03/22/07 and market value $49,425,000, and 4.865% due 06/14/07 and market value $60,049,200; and U.S. Treasury Notes: 2.750% due 08/15/07 and market value $25,536,675, 3.875% due 09/15/10 and market value $40,638,863, 4.375% due 08/15/12 and market value $24,232,065, and 4.625% due 03/31/08 and market value $687,415)	$196,634,000	$196,634,000

Total Short-Term Investment (Cost $196,634,000)		196,634,000

TOTAL INVESTMENTS - 100.46% (Cost $3,625,527,400)		4,007,589,695

OTHER ASSETS & LIABILITIES, NET - (0.46%)		(18,165,665)

NET ASSETS - 100.00%		$3,989,424,030

Note to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	24.51%
Consumer Discretionary	17.71%
Technology	11.06%
Materials & Processing	7.81%
Health Care	7.69%
Energy	6.43%
Producer Durables	5.89%
Consumer Staples	5.75%
Short-Term Investment	4.93%
Utilities	3.97%
Autos & Transportation	3.21%
Multi-Industry	1.50%

100.46%
Other Assets & Liabilities, Net	(0.46%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
LARGE-CAP GROWTH PORTFOLIO (Formerly Blue Chip Portfolio)
Schedule of Investments
December 31, 2006

	Shares	Value

COMMON STOCKS - 97.80%

Autos & Transportation - 1.07%

Expeditors International of Washington Inc	419,275	$16,980,638

Consumer Discretionary - 19.98%

American Eagle Outfitters Inc	622,012	19,413,010
Best Buy Co Inc	371,025	18,250,720
Coach Inc *	821,700	35,300,232
Google Inc ‘A’ *	146,650	67,529,392
Kohl’s Corp *	333,125	22,795,744
Las Vegas Sands Corp *	320,475	28,676,103
Monster Worldwide Inc *	372,175	17,358,242
News Corp ‘A’	1,508,975	32,412,783
Nordstrom Inc	536,425	26,467,210
Starwood Hotels & Resorts Worldwide Inc	259,975	16,248,438
The McGraw-Hill Cos Inc	475,925	32,372,418

		316,824,292

Consumer Staples - 5.97%

CVS Corp	1,253,600	38,748,776
PepsiCo Inc	513,450	32,116,298
The Procter & Gamble Co	370,250	23,795,968

		94,661,042

Energy - 3.21%

Halliburton Co	826,275	25,655,839
XTO Energy Inc	537,575	25,292,904

		50,948,743

Financial Services - 19.42%

Alliance Data Systems Corp *	344,975	21,550,588
American International Group Inc	334,275	23,954,147
BlackRock Inc	134,775	20,472,323
CB Richard Ellis Group Inc ‘A’ *	1,379,175	45,788,610
Chicago Mercantile Exchange Holdings Inc ‘A’	60,875	31,031,031
Lehman Brothers Holdings Inc	380,200	29,701,224
Morgan Stanley	397,050	32,331,782
NYSE Group Inc *	167,325	16,263,990
T. Rowe Price Group Inc	410,850	17,982,904
The Chubb Corp	363,750	19,246,012
The Goldman Sachs Group Inc	249,275	49,692,971

		308,015,582

Health Care - 15.18%

Abbott Laboratories	449,125	21,876,879
Baxter International Inc	418,125	19,396,819
Celgene Corp *	397,825	22,886,872
Genentech Inc *	356,850	28,951,240
Gilead Sciences Inc *	619,125	40,199,786
Johnson & Johnson	718,700	47,448,574
Medtronic Inc	325,075	17,394,763
UnitedHealth Group Inc	316,650	17,013,604
WellPoint Inc *	323,925	25,489,658

		240,658,195

Materials & Processing - 3.85%

Allegheny Technologies Inc	230,500	20,901,740
Precision Castparts Corp	513,450	40,192,866

		61,094,606

Technology - 26.82%

Adobe Systems Inc *	476,325	19,586,484
Akamai Technologies Inc *	513,075	27,254,544
Apple Computer Inc *	581,225	49,311,129
BEA Systems Inc *	1,112,300	13,992,734
Cisco Systems Inc *	2,428,700	66,376,371
Cognizant Technology Solutions Corp ’A’ *	427,300	32,970,468
Intel Corp	558,250	11,304,562
Microsoft Corp	1,666,725	49,768,408
Network Appliance Inc *	998,575	39,224,026
NVIDIA Corp *	811,350	30,028,064
Oracle Corp *	2,558,500	43,852,690
QUALCOMM Inc	515,000	19,461,850
Symantec Corp *	1,062,900	22,161,465

		425,292,795

Utilities - 2.30%

Comcast Corp ‘A’ *	861,125	36,451,421

Total Common Stocks (Cost $1,421,691,838)		1,550,927,314

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.28%

Repurchase Agreement - 2.28%

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $36,161,470; collateralized by U.S. Treasury Notes: 4.625% due 03/31/08 and market value $36,870,445)	$36,144,000	36,144,000

Total Short-Term Investment (Cost $36,144,000)		36,144,000

TOTAL INVESTMENTS - 100.08% (Cost $1,457,835,838)		1,587,071,314

OTHER ASSETS & LIABILITIES, NET - (0.08%)		(1,207,812)

NET ASSETS - 100.00%		$1,585,863,502

Note to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Technology	26.82%
Consumer Discretionary	19.98%
Financial Services	19.42%
Health Care	15.18%
Consumer Staples	5.97%
Materials & Processing	3.85%
Energy	3.21%
Utilities	2.30%
Short-Term Investment	2.28%
Auto & Transportation	1.07%

100.08%
Other Assets & Liabilities, Net	(0.08%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
CAPITAL OPPORTUNITIES PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
COMMON STOCKS - 96.51%

Autos & Transportation - 1.28%

Bayerische Motoren Werke AG + (Germany)	17,700	$1,016,624

Consumer Discretionary - 15.16%

Advance Auto Parts Inc	28,960	1,029,818
CarMax Inc *	17,620	944,961
eBay Inc *	43,560	1,309,849
Getty Images Inc *	27,810	1,190,824
ITT Educational Services Inc *	6,740	447,334
Kimberly-Clark de Mexico SAB de CV ‘A’ (Mexico)	79,920	369,157
LVMH Moet Hennessy Louis Vuitton SA + (France)	7,720	812,106
Nike Inc ‘B’	15,970	1,581,509
PetSmart Inc	36,920	1,065,511
Urban Outfitters Inc *	21,700	499,751
Viacom Inc ‘B’ *	38,992	1,599,842
Yahoo! Inc *	45,250	1,155,685

		12,006,347

Consumer Staples - 7.79%

Altria Group Inc	20,290	1,741,288
CVS Corp	36,290	1,121,724
Grupo Modelo SA ‘C’ (Mexico)	62,060	343,533
Nestle SA + (Switzerland)	6,716	2,382,213
PepsiCo Inc	9,300	581,715

		6,170,473

Energy - 1.52%

Dresser-Rand Group Inc *	16,400	401,308
NRG Energy Inc *	14,290	800,383

		1,201,691

Financial Services - 23.00%

Affiliated Managers Group Inc *	7,820	822,117
Aflac Inc	23,380	1,075,480
American Express Co	20,650	1,252,836
Bank of America Corp	19,314	1,031,174
Berkshire Hathaway Inc ‘B’ *	460	1,686,360
Commerce Bancorp Inc	33,780	1,191,421
EFG International * (Switzerland)	11,060	417,076
First Data Corp	76,310	1,947,431
Franklin Resources Inc	7,450	820,766
Global Payments Inc	27,920	1,292,696
Investors Financial Services Corp	18,870	805,183
JPMorgan Chase & Co	33,630	1,624,329
New York Community Bancorp Inc	55,390	891,779
SLM Corp	14,220	693,509
The PNC Financial Services Group Inc	9,460	700,418
The St. Paul Travelers Cos Inc	36,470	1,958,074

		18,210,649

Health Care - 19.55%

Advanced Medical Optics Inc *	32,620	1,148,224
Amgen Inc *	31,370	2,142,885
Bayer AG + (Germany)	20,800	1,115,495
DENTSPLY International Inc	13,400	399,990
Eli Lilly & Co	7,400	385,540
Genzyme Corp *	19,726	1,214,727
Johnson & Johnson	36,700	2,422,934
MedImmune Inc *	13,920	450,590
Medtronic Inc	27,870	1,491,324
Millipore Corp *	23,490	1,564,434
Ventana Medical Systems Inc *	8,650	372,210
Wyeth	46,220	2,353,522
Zimmer Holdings Inc *	5,370	420,901

		15,482,776

Integrated Oils - 7.33%

Exxon Mobil Corp	9,880	757,104
GlobalSantaFe Corp (Cayman)	19,183	1,127,577
Hess Corp	32,200	1,596,154
Noble Corp (Cayman)	14,680	1,117,882
Total SA ADR (France)	16,800	1,208,256

		5,806,973

Materials & Processing - 4.40%

BHP Billiton Ltd ADR (Australia)	28,900	1,148,775
Owens-Illinois Inc *	78,980	1,457,181
Praxair Inc	14,770	876,304

		3,482,260

Multi-Industry - 2.79%

Tyco International Ltd (Bermuda)	72,685	2,209,624

Producer Durables - 1.45%

United Technologies Corp	18,330	1,145,992

Technology - 11.59%

Cisco Systems Inc *	56,030	1,531,300
Dell Inc *	56,870	1,426,868
Intel Corp	81,010	1,640,452
Juniper Networks Inc *	54,080	1,024,275
Nice Systems Ltd ADR * (Israel)	49,160	1,513,145
Oracle Corp *	38,124	653,445
Symantec Corp *	46,862	977,082
TomTom NV * + (Netherlands)	9,530	410,330

		9,176,897

Utilities - 0.65%

Constellation Energy Group Inc	7,450	513,082

Total Common Stocks (Cost $70,603,517)		76,423,388

	Principal
	Amount
SHORT-TERM INVESTMENT - 3.76%

Commercial Paper - 3.76%

Cargill Inc
5.270% due 01/02/07	$2,980,000	2,979,564

Total Short-Term Investment (Cost $2,979,564)		2,979,564

TOTAL INVESTMENTS - 100.27% (Cost $73,583,081)		79,402,952

OTHER ASSETS & LIABILITIES, NET - (0.27%)		(217,539)

NET ASSETS - 100.00%		$79,185,413

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
CAPITAL OPPORTUNITIES PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

Notes to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	23.00%
Health Care	19.55%
Consumer Discretionary	15.16%
Technology	11.59%
Consumer Staples	7.79%
Integrated Oils	7.33%
Materials & Processing	4.40%
Short-Term Investment	3.76%
Multi-Industry	2.79%
Energy	1.52%
Producer Durables	1.45%
Autos & Transportation	1.28%
Utilities	0.65%

100.27%
Other Assets & Liabilities, Net	(0.27%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate market value of $5,736,768, or 7.24% of the net assets, were valued under the fair value procedures established by the Funds’ Board of Trustees.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
COMMON STOCKS - 97.05%

Australia - 0.87%

QBE Insurance Group Ltd +	1,555,405	$35,290,301

Austria - 1.08%

Erste Bank der Oesterreichischen Sparkassen AG +	574,417	43,981,450

Bermuda - 1.58%

Esprit Holdings Ltd +	2,265,000	25,228,620
Li & Fung Ltd +	12,599,600	39,119,626

		64,348,246

Canada - 0.78%

Canadian National Railway Co	742,540	31,951,496

Cayman - 0.48%

Hutchison Telecommunications International Ltd * +	7,744,000	19,534,752

France - 22.98%

AXA SA +	2,844,998	114,685,784
Credit Agricole SA +	2,139,972	89,703,172
Gaz de France SA +	790,160	36,273,314
L’Air Liquide SA +	345,054	81,757,461
L’Air Liquide SA - Registered * +	196,596	46,581,746
Legrand SA +	1,213,453	35,547,189
L’Oreal SA +	216,570	21,648,731
LVMH Moet Hennessy Louis Vuitton SA +	949,617	99,894,983
Pernod-Ricard SA +	328,334	75,273,043
Sanofi-Aventis +	882,996	81,412,827
Schneider Electric SA +	1,047,169	115,891,942
Total SA +	1,456,360	104,795,884
Vivendi +	839,770	32,754,637

		936,220,713

Germany - 5.62%

Bayer AG +	1,366,767	73,299,131
Bayerische Motoren Werke AG +	498,300	28,620,539
Continental AG +	172,823	20,046,053
E.ON AG +	789,044	107,032,607

		228,998,330

Hong Kong - 0.65%

CNOOC Ltd +	27,834,000	26,387,709

Indonesia - 0.49%

P.T. Bank Central Asia Tbk +	34,585,000	20,033,223

Italy - 3.61%

Assicurazioni Generali SPA +	1,008,641	44,172,491
Banca Intesa SPA +	4,467,210	34,403,592
UniCredito Italiano SPA +	7,828,816	68,437,343

		147,013,426

Japan - 16.97%

Aeon Credit Service Co Ltd +	1,283,300	24,304,655
Asahi Glass Co Ltd +	4,001,000	47,947,838
Bridgestone Corp +	2,057,500	45,915,518
Canon Inc	1,473,000	82,930,129
FANUC Ltd +	446,400	43,810,480
Kao Corp +	2,945,000	79,252,759
Nintendo Co Ltd +	113,900	29,487,416
Nitto Denko Corp +	376,700	18,817,685
Nomura Holdings Inc	2,198,600	41,476,047
OMRON Corp +	1,245,800	35,245,769
Ricoh Co Ltd +	3,023,000	61,564,299
Shinsei Bank Ltd +	7,488,000	44,012,879
Tokyo Gas Co Ltd +	5,314,000	28,214,601
Toyota Motor Corp +	1,620,200	108,435,128

		691,415,203

Netherlands - 0.30%

TNT NV +	283,640	12,193,098

Singapore - 1.32%

Singapore Telecommunications Ltd +	25,185,080	53,710,684

South Korea - 2.65%

Samsung Electronics Co Ltd +	164,808	108,115,467

Spain - 0.95%

Banco Bilbao Vizcaya Argentaria SA +	1,611,198	38,709,861

Sweden - 0.75%

Telefonaktiebolaget LM Ericsson ‘B’ +	7,596,660	30,547,398

Switzerland - 14.81%

Actelion Ltd * +	115,990	25,488,480
Givaudan SA +	17,568	16,222,575
Julius Baer Holding AG +	577,874	63,367,029
Nestle SA +	442,258	156,872,083
Roche Holding AG +	798,356	142,836,725
Swiss Reinsurance Co +	948,841	80,415,133
UBS AG (XVTX) +	1,953,219	118,204,348

		603,406,373

Thailand - 0.53%

Bangkok Bank PCL +	6,471,315	21,707,029

United Kingdom - 20.08%

BG Group PLC +	2,299,613	31,269,800
BHP Billiton PLC +	1,649,850	30,213,624
Diageo PLC +	4,124,146	81,029,832
GlaxoSmithKline PLC +	3,653,735	96,169,258
Ladbrokes PLC +	6,167,898	50,272,994
NEXT PLC +	1,288,954	45,303,099
Reckitt Benckiser PLC +	2,822,325	128,746,290
Royal Dutch Shell PLC ‘A’ (LI) +	1,893,323	66,015,358
Smiths Group PLC +	2,308,787	44,741,266
Tesco PLC +	10,620,869	83,930,528
William Hill PLC +	7,026,537	86,722,979
WPP Group PLC +	5,468,989	73,805,386

		818,220,414

United States - 0.55%

Synthes Inc +	186,934	22,223,222

Total Common Stocks (Cost $3,248,236,326)		3,954,008,395

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 3.55%

Commercial Paper - 3.55%

American Express Credit Corp
5.260% due 01/02/07	$53,163,000	$53,155,232
Cargill Inc
5.270% due 01/02/07	50,000,000	49,992,681
Prudential Funding Corp
5.270% due 01/02/07	41,097,000	41,090,984

		144,238,897

Repurchase Agreement - 0.00%

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $121,058; collateralized by U.S. Treasury Notes: 4.625% due 03/31/08 and market value $125,993)	121,000	121,000

Total Short-Term Investments (Cost $144,359,897)		144,359,897

TOTAL INVESTMENTS - 100.60% (Cost $3,392,596,223)		4,098,368,292

OTHER ASSETS & LIABILITIES, NET - (0.60%)		(24,338,706)

NET ASSETS - 100.00%		$4,074,029,586

Notes to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	21.67%
Consumer Discretionary	14.32%
Consumer Staples	12.91%
Health Care	10.83%
Technology	7.82%
Autos & Transportation	6.07%
Utilities	6.01%
Materials & Processing	5.93%
Integrated Oils	5.61%
Producer Durables	4.79%
Short-Term Investments	3.55%
Multi-Industry	1.09%

100.60%
Other Assets & Liabilities, Net	(0.60%)

100.00%

(b)	As of December 31, 2006, the portfolio was diversified by geographical region as a percentage of net assets as follows:

France	22.98%
United Kingdom	20.08%
Japan	16.97%
Switzerland	14.81%
Germany	5.62%
United States	4.10%
Italy	3.61%
South Korea	2.65%
Bermuda	1.58%
Singapore	1.32%
Austria	1.08%
Spain	0.95%
Australia	0.87%
Canada	0.78%
Sweden	0.75%
Hong Kong	0.65%
Thailand	0.53%
Indonesia	0.49%
Cayman	0.48%
Netherlands	0.30%

100.60%
Other Assets & Liabilities, Net	(0.60%)

100.00%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with a total aggregate market value of $3,797,650,723, or 92.22% of the net assets, were valued under the fair value procedures established by the Funds’ Board of Trustees.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
FASCIANO SMALL EQUITY PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
COMMON STOCKS - 94.29%

Autos & Transportation - 6.88%

Bristow Group Inc *	72,830	$2,628,435
Forward Air Corp	308,100	8,913,333
Heartland Express Inc	765,046	11,490,991
Hub Group Inc ‘A’ *	362,700	9,992,385

		33,025,144

Consumer Discretionary - 24.16%

Central Garden & Pet Co *	180,891	8,758,742
Courier Corp	182,745	7,121,573
Guitar Center Inc *	88,300	4,014,118
Hibbett Sporting Goods Inc *	95,200	2,906,456
Houston Wire & Cable Co *	223,200	4,664,880
Journal Communications Inc ‘A’	455,600	5,745,116
Korn/Ferry International *	331,900	7,620,424
LoJack Corp *	301,343	5,146,938
MWI Veterinary Supply Inc *	114,500	3,698,350
Navigant Consulting Inc *	389,600	7,698,496
RC2 Corp *	124,762	5,489,528
Ritchie Bros. Auctioneers Inc (Canada)	215,958	11,562,391
Rollins Inc	641,317	14,179,519
Ruby Tuesday Inc	102,700	2,818,088
The Advisory Board Co *	43,700	2,339,698
The Steak n Shake Co *	478,786	8,426,634
Watson Wyatt Worldwide Inc ‘A’	303,368	13,697,065

		115,888,016

Energy - 9.19%

Berry Petroleum Co ‘A’	244,700	7,588,147
Cal Dive International Inc *	212,200	2,663,110
CARBO Ceramics Inc	239,161	8,937,447
Comstock Resources Inc *	92,500	2,873,050
Hydril Co LP *	84,351	6,342,352
TETRA Technologies Inc *	614,366	15,715,482

		44,119,588

Financial Services - 16.47%

American Equity Investment Life Holding Co	329,776	4,296,981
Amerisafe Inc *	363,600	5,621,256
Boston Private Financial Holdings Inc	207,131	5,843,166
FactSet Research Systems Inc	140,900	7,958,032
Financial Federal Corp	270,212	7,946,935
H&E Equipment Services Inc *	144,400	3,576,788
Hilb Rogal & Hobbs Co	199,200	8,390,304
ITLA Capital Corp	72,967	4,225,519
Online Resources Corp *	268,602	2,742,426
Texas Capital Bancshares Inc *	257,700	5,123,076
W.P. Stewart & Co Ltd (Bermuda)	297,430	4,711,291
Wilshire Bancorp Inc	306,100	5,806,717
Wintrust Financial Corp	265,525	12,750,511

		78,993,002

Health Care - 8.60%

Computer Programs & Systems Inc	173,500	5,897,265
Healthcare Services Group Inc	107,797	3,121,801
Healthspring Inc *	186,800	3,801,380
ICU Medical Inc *	150,300	6,114,204
KV Pharmaceutical Co ‘A’ *	362,208	8,613,306
Landauer Inc	100,912	5,294,853
LCA-Vision Inc	112,000	3,848,320
Owens & Minor Inc	76,200	2,382,774
Young Innovations Inc	66,231	2,205,492

		41,279,395

Materials & Processing - 11.24%

AMCOL International Corp	248,700	6,898,938
Cabot Microelectronics Corp *	210,500	7,144,370
CLARCOR Inc	229,800	7,769,538
Drew Industries Inc *	182,600	4,749,426
Griffon Corp *	126,300	3,220,650
Interline Brands Inc *	294,500	6,617,415
NCI Building Systems Inc *	43,400	2,245,950
RBC Bearings Inc *	175,300	5,024,098
Rockwood Holdings Inc *	308,300	7,787,658
Spartech Corp	94,280	2,472,022

		53,930,065

Producer Durables - 12.09%

ACCO Brands Corp *	261,100	6,911,317
Actuant Corp ‘A’	205,600	9,796,840
Argon ST Inc *	278,193	5,992,277
Bucyrus International Inc ‘A’	249,750	12,927,060
IDEX Corp	96,200	4,560,842
Regal-Beloit Corp	107,422	5,640,729
The Middleby Corp *	116,200	12,162,654

		57,991,719

Technology - 5.66%

j2 Global Communications Inc *	408,500	11,131,625
Methode Electronics Inc	566,693	6,137,285
ScanSource Inc *	312,726	9,506,870
TALX Corp	14,100	387,045

		27,162,825

Total Common Stocks (Cost $399,295,206)		452,389,754

	Principal
	Amount
SHORT-TERM INVESTMENT - 5.64%

Repurchase Agreement - 5.64%

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $27,069,077; collateralized by U.S. Treasury Notes: 3.875% due 09/15/10 and market value $27,601,994)	$27,056,000	27,056,000

Total Short-Term Investment (Cost $27,056,000)		27,056,000

TOTAL INVESTMENTS - 99.93% (Cost $426,351,206)		479,445,754

OTHER ASSETS & LIABILITIES, NET - 0.07%		312,644

NET ASSETS - 100.00%		$479,758,398

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
FASCIANO SMALL EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

Note to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	24.16%
Financial Services	16.47%
Producer Durables	12.09%
Materials & Processing	11.24%
Energy	9.19%
Health Care	8.60%
Autos & Transportation	6.88%
Technology	5.66%
Short-Term Investment	5.64%

99.93%
Other Assets & Liabilities, Net	0.07%

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
SMALL-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
COMMON STOCKS - 98.32%

Autos & Transportation - 7.90%

Arkansas Best Corp	174,200	$6,271,200
ArvinMeritor Inc	327,400	5,968,502
Frontline Ltd (Bermuda)	56,200	1,789,970
General Maritime Corp	187,700	6,605,163
Skywest Inc	337,800	8,617,278
Teekay Shipping Corp	72,800	3,175,536
Thor Industries Inc	139,000	6,114,610
Tidewater Inc	45,900	2,219,724
Werner Enterprises Inc	370,700	6,479,836

		47,241,819

Consumer Discretionary - 7.49%

ABM Industries Inc	360,000	8,175,600
Asbury Automotive Group Inc	34,200	805,752
Banta Corp	123,200	4,484,480
Brown Shoe Co Inc	145,800	6,960,492
CKE Restaurants Inc	332,500	6,118,000
Journal Register Co	450,000	3,285,000
Kellwood Co	157,300	5,115,396
Kelly Services Inc ‘A’	128,600	3,721,684
The Cato Corp ‘A’	161,850	3,707,983
World Fuel Services Corp	55,100	2,449,746

		44,824,133

Consumer Staples - 7.82%

Fresh Del Monte Produce Inc (Cayman)	131,500	1,960,665
Pilgrim’s Pride Corp	303,900	8,943,777
Ruddick Corp	288,500	8,005,875
Sensient Technologies Corp	331,900	8,164,740
The J.M. Smucker Co	126,800	6,145,996
Universal Corp	152,300	7,464,223
Weis Markets Inc	151,300	6,068,643

		46,753,919

Energy - 8.91%

Berry Petroleum Co ‘A’	194,800	6,040,748
Cabot Oil & Gas Corp	83,200	5,046,080
Holly Corp	109,600	5,633,440
Lufkin Industries Inc	24,000	1,393,920
Massey Energy Co	77,600	1,802,648
Penn Virginia Corp	122,700	8,593,908
Range Resources Corp	140,700	3,863,622
St. Mary Land & Exploration Co	232,900	8,580,036
W&T Offshore Inc	153,300	4,709,376
Western Refining Inc	299,400	7,622,724

		53,286,502

Financial Services - 20.46%

Advance America Cash Advance Centers Inc	490,900	7,191,685
AMCORE Financial Inc	190,200	6,213,834
American Equity Investment Life Holding Co	485,200	6,322,156
BancorpSouth Inc	234,200	6,281,244
CBL & Associates Properties Inc REIT	54,200	2,349,570
Delphi Financial Group Inc ‘A’	203,848	8,247,690
Equity One Inc REIT	227,900	6,075,814
First Industrial Realty Trust Inc REIT	155,700	7,300,773
FirstMerit Corp	52,200	1,260,108
Healthcare Realty Trust Inc REIT	157,000	6,207,780
Hilb Rogal & Hobbs Co	166,000	6,991,920
HRPT Properties Trust REIT	267,200	3,299,920
Infinity Property & Casualty Corp	131,100	6,343,929
LandAmerica Financial Group Inc	87,100	5,496,881
Nationwide Health Properties Inc REIT	203,800	6,158,836
New Plan Excel Realty Trust Inc REIT	82,300	2,261,604
Ohio Casualty Corp	63,400	1,889,954
Old National Bancorp	314,205	5,944,759
Potlatch Corp REIT	177,709	7,787,208
Provident Bankshares Corp	186,000	6,621,600
Susquehanna Bancshares Inc	224,100	6,023,808
Washington Federal Inc	259,788	6,112,812

		122,383,885

Health Care - 4.00%

Arrow International Inc	78,300	2,770,254
Invacare Corp	276,500	6,788,075
Landauer Inc	50,500	2,649,735
Owens & Minor Inc	217,200	6,791,844
West Pharmaceutical Services Inc	95,700	4,902,711

		23,902,619

Materials & Processing - 20.57%

Acuity Brands Inc	141,000	7,337,640
Agnico-Eagle Mines Ltd (Canada)	136,800	5,641,632
Albany International Corp ‘A’	189,800	6,246,318
Barnes Group Inc	288,400	6,272,700
Cleveland-Cliffs Inc	183,000	8,864,520
Commercial Metals Co	181,800	4,690,440
Corn Products International Inc	163,500	5,647,290
Ennis Inc	72,600	1,775,796
Harsco Corp	48,500	3,690,850
IAMGOLD Corp (Canada)	658,300	5,799,623
Lennox International Inc	251,600	7,701,476
Methanex Corp (Canada)	236,200	6,464,794
Mueller Industries Inc	191,300	6,064,210
Olin Corp	489,800	8,091,496
Quanex Corp	249,900	8,644,041
RPM International Inc	301,600	6,300,424
Simpson Manufacturing Co Inc	149,300	4,725,345
The Lubrizol Corp	58,600	2,937,618
Universal Forest Products Inc	62,400	2,909,088
WD-40 Co	198,400	6,918,208
Westlake Chemical Corp	200,700	6,297,966

		123,021,475

Multi-Industry - 1.65%

Lancaster Colony Corp	136,700	6,057,177
Teleflex Inc	59,400	3,834,864

		9,892,041

Producer Durables - 6.58%

Briggs & Stratton Corp	188,400	5,077,380
Crane Co	172,000	6,302,080
Curtiss-Wright Corp	196,800	7,297,344
Kennametal Inc	101,800	5,990,930
Lincoln Electric Holdings Inc	98,500	5,951,370
Regal-Beloit Corp	165,800	8,706,158

		39,325,262

Technology - 1.52%

DRS Technologies Inc	172,000	9,060,960

Utilities - 11.42%

Atmos Energy Corp	187,800	5,992,698
Cleco Corp	278,200	7,018,986
Duquesne Light Holdings Inc	378,900	7,521,165
Energen Corp	98,400	4,618,896
National Fuel Gas Co	109,700	4,227,838
Peoples Energy Corp	173,200	7,719,524
Southwest Gas Corp	227,900	8,744,523
UGI Corp	153,200	4,179,296
USA Mobility Inc	280,000	6,263,600

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
SMALL-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
Vectren Corp	212,900	$6,020,812
WGL Holdings Inc	184,600	6,014,268

		68,321,606

Total Common Stocks (Cost $477,078,783)		588,014,221

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.84%

Repurchase Agreement - 1.84%

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $10,997,313; collateralized by U.S. Treasury Notes: 4.625% due 03/31/08 and market value $11,213,333)	$10,992,000	10,992,000

Total Short-Term Investment (Cost $10,992,000)		10,992,000

TOTAL INVESTMENTS - 100.16% (Cost $488,070,783)		599,006,221

OTHER ASSETS & LIABILITIES, NET — (0.16%)		(970,132)

NET ASSETS - 100.00%		$598,036,089

Note to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Materials & Processing	20.57%
Financial Services	20.46%
Utilities	11.42%
Energy	8.91%
Autos & Transportation	7.90%
Consumer Staples	7.82%
Consumer Discretionary	7.49%
Producer Durables	6.58%
Health Care	4.00%
Short-Term Investment	1.84%
Multi-Industry	1.65%
Technology	1.52%

100.16%
Other Assets & Liabilities, Net	(0.16%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
WARRANTS - 0.00%

Technology - 0.00%

Alcatel-Lucent (France) * Exp. 12/10/07	18,332	$5,683

Total Warrants (Cost $0)		5,683

PREFERRED STOCKS - 0.70%

Integrated Oils - 0.32%

Petroleo Brasileiro SA (Brazil)	71,000	1,654,950

Materials & Processing - 0.38%

Cia Vale do Rio Doce ADR (Brazil)	74,800	1,963,500

Total Preferred Stocks (Cost $654,148)		3,618,450

COMMON STOCKS - 55.36%

Autos & Transportation - 0.27%

Navistar International Corp *	42,000	1,404,060

Consumer Discretionary - 12.06%

eBay Inc *	124,400	3,740,708
Hilton Hotels Corp	42,700	1,490,230
Liberty Global Inc - A’ *	366,175	10,674,001
Liberty Global Inc - C’ *	371,354	10,397,912
Liberty Media Corp - Capital ‘A’ *	63,300	6,202,134
Liberty Media Corp - Interactive ‘A’ *	242,300	5,226,411
Starwood Hotels & Resorts Worldwide Inc	35,100	2,193,750
Take-Two Interactive Software Inc *	1,046,049	18,577,830
Wyndham Worldwide Corp *	70,980	2,272,780
Yahoo! Inc *	51,800	1,322,972

		62,098,728

Consumer Staples - 6.02%

Altria Group Inc	185,400	15,911,028
ConAgra Foods Inc	69,200	1,868,400
Constellation Brands Inc ‘A’ *	101,400	2,942,628
Diageo PLC ADR (United Kingdom)	46,800	3,711,708
Loews Corp-Carolina Group	101,700	6,582,024

		31,015,788

Energy - 1.20%

Dynegy Inc ‘A’ *	9,485	68,671
Halliburton Co	60,000	1,863,000
Reliant Energy Inc *	297,300	4,224,633

		6,156,304

Financial Services - 9.21%

Bank of America Corp	159,492	8,515,278
Capital One Financial Corp	74,500	5,723,090
E*TRADE Financial Corp *	122,700	2,750,934
Everest Re Group Ltd (Bermuda)	43,800	4,297,218
Freddie Mac	32,100	2,179,590
Genworth Financial Inc ‘A’	77,300	2,644,433
Platinum Underwriters Holdings Ltd (Bermuda)	98,500	3,047,590
UBS AG (XVTX) + (Switzerland)	177,076	10,716,235
Wachovia Corp	132,601	7,551,627

		47,425,995

Health Care - 6.66%

Amgen Inc *	41,500	2,834,865
Beckman Coulter Inc	49,200	2,942,160
Boston Scientific Corp *	142,800	2,453,304
Human Genome Sciences Inc *	141,200	1,756,528
Medicines Co *	68,000	2,156,960
MedImmune Inc *	132,900	4,301,973
Novartis AG ADR (Switzerland)	49,000	2,814,560
Sanofi-Aventis ADR (France)	116,400	5,374,188
Vanda Pharmaceuticals Inc *	218,800	5,393,420
WellPoint Inc *	53,800	4,233,522

		34,261,480

Integrated Oils - 2.53%

BP PLC ADR (United Kingdom)	44,200	2,965,820
Exxon Mobil Corp	131,200	10,053,856

		13,019,676

Materials & Processing - 0.87%

Martin Marietta Materials Inc	15,000	1,558,650
Texas Industries Inc	22,900	1,470,867
Vulcan Materials Co	16,400	1,473,868

		4,503,385

Multi-Industry - 1.85%

Siemens AG ADR (Germany)	96,400	9,500,220

Producer Durables - 3.23%

Embraer-Empresa Brasileira de Aeronautica SA ADR (Brazil)	100,000	4,143,000
Orbital Sciences Corp *	281,800	5,196,392
Spirit Aerosystems Holdings Inc ‘A’ *	43,280	1,448,582
United Technologies Corp	93,300	5,833,116

		16,621,090

Technology - 9.81%

CA Inc	3,608	81,721
Cisco Systems Inc *	157,500	4,304,475
Compuware Corp *	371,900	3,097,927
Hutchinson Technology Inc *	89,800	2,116,586
International Business Machines Corp	39,900	3,876,285
Juniper Networks Inc *	72,100	1,365,574
Microsoft Corp	607,200	18,130,992
Novell Inc *	575,700	3,569,340
QUALCOMM Inc	33,000	1,247,070
Synopsys Inc *	276,100	7,380,153
Texas Instruments Inc	185,900	5,353,920

		50,524,043

Utilities - 1.65%

Kinder Morgan Inc	14,900	1,575,675
The AES Corp *	313,600	6,911,744

		8,487,419

Total Common Stocks (Cost $228,438,736)		285,018,188

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
CORPORATE BONDS & NOTES - 14.91%

Autos & Transportation - 0.32%

DaimlerChrysler NA Holding Corp
7.300% due 01/15/12	$1,010,000	$1,073,268
Hyundai Motor Manufacturing LLC
5.300% due 12/19/08 ~	600,000	596,211

		1,669,479

Consumer Discretionary - 2.83%

British Sky Broadcasting PLC (United Kingdom)
8.200% due 07/15/09	635,000	676,534
Caesars Entertainment Inc
7.500% due 09/01/09	1,135,000	1,178,468
CBS Corp
7.875% due 07/30/30	155,000	162,874
Chancellor Media Corp
8.000% due 11/01/08	760,000	790,474
Clear Channel Communications Inc
6.250% due 03/15/11	725,000	705,205
Eastman Kodak Co
3.625% due 05/15/08	124,000	120,158
EchoStar DBS Corp
5.750% due 10/01/08	845,000	843,944
Federated Department Stores Inc
6.625% due 09/01/08	745,000	757,410
Hilton Hotels Corp
8.250% due 02/15/11	760,000	818,900
Hyatt Equities LLC
6.875% due 06/15/07 ~	1,020,000	1,024,350
J.C. Penney Corp Inc
9.000% due 08/01/12	260,000	297,627
Liberty Media Corp
7.875% due 07/15/09	275,000	288,152
Limited Brands Inc
6.125% due 12/01/12	1,060,000	1,072,919
MGM MIRAGE
6.000% due 10/01/09	1,015,000	1,017,538
Royal Caribbean Cruises Ltd (Liberia)
7.000% due 10/15/07	287,000	291,039
The Gap Inc
6.900% due 09/15/07	665,000	669,717
9.800% due 12/15/08	171,000	182,632
The May Department Stores Co
7.900% due 10/15/07	405,000	411,128
Time Warner Entertainment Co LP
8.375% due 07/15/33	830,000	1,006,111
Tribune Co
5.500% due 10/06/08	580,000	574,348
Univision Communications Inc
3.500% due 10/15/07	640,000	626,326
3.875% due 10/15/08	300,000	286,252
Yum! Brands Inc
7.700% due 07/01/12	700,000	766,084

		14,568,190

Consumer Staples - 1.18%

Albertson’s Inc
8.000% due 05/01/31	845,000	861,358
Bunge Ltd Finance Corp
4.375% due 12/15/08	305,000	298,709
Delhaize America Inc
9.000% due 04/15/31	625,000	745,191
Earthgrains Co
6.500% due 04/15/09	310,000	315,443
H.J. Heinz Co
6.428% due 12/01/08 ~	140,000	142,561
Reynolds American Inc
6.500% due 06/01/07	642,000	646,072
RJ Reynolds Tobacco Holdings Inc
6.500% due 06/01/07	30,000	30,190
Safeway Inc
6.500% due 03/01/11	1,485,000	1,537,716
Sara Lee Corp
2.750% due 06/15/08	425,000	408,508
The Kroger Co
5.500% due 02/01/13	1,090,000	1,079,605

		6,065,353

Energy - 1.09%

Duke Energy Field Services LLC
6.875% due 02/01/11	715,000	748,301
El Paso Corp
6.500% due 06/01/08	200,000	202,750
7.625% due 09/01/08	745,000	771,075
Energy Transfer Partners LP
5.650% due 08/01/12	190,000	189,424
6.625% due 10/15/36	410,000	423,556
Enterprise Products Operating LP
7.500% due 02/01/11	950,000	1,014,006
ONEOK Partners LP
6.650% due 10/01/36	490,000	502,829
7.100% due 03/15/11	140,000	147,317
TEPPCO Partners LP
6.125% due 02/01/13	455,000	455,615
7.625% due 02/15/12	140,000	150,691
The Williams Cos Inc Credit Linked
Certificate Trust
6.750% due 04/15/09 ~	1,000,000	1,022,500

		5,628,064

Financial Services - 4.09%

Barclays Bank PLC (United Kingdom)
6.278% due 12/15/99 §	1,070,000	1,050,205
CIT Group Inc
5.400% due 03/07/13	1,020,000	1,013,616
Citigroup Inc
6.125% due 08/25/36	425,000	444,094
EOP Operating LP
8.100% due 08/01/10	1,280,000	1,411,485
Ford Motor Credit Co
9.750% due 09/15/10 ~	1,930,000	2,054,742
General Motors Acceptance Corp
8.000% due 11/01/31	870,000	1,001,719
HBOS PLC (United Kingdom)
6.413% due 10/01/35 ~ §	1,100,000	1,096,174
HSBC Finance Capital Trust IX
5.911% due 11/30/35 §	1,500,000	1,510,005
iStar Financial Inc
5.150% due 03/01/12	1,025,000	997,961
JPMorgan Chase & Co
5.150% due 10/01/15	1,030,000	1,012,508
Marsh & McLennan Cos Inc
5.875% due 08/01/33	670,000	612,192
7.125% due 06/15/09	595,000	615,198
MBIA Inc
5.700% due 12/01/34	1,065,000	1,017,169
Morgan Stanley
4.750% due 04/01/14	1,055,000	1,010,233
Popular North America Inc
4.700% due 06/30/09	1,335,000	1,307,596
Prudential Holdings LLC
8.695% due 12/18/23 ~	1,085,000	1,329,874
Prudential Insurance Co of America
8.300% due 07/01/25 ~	1,095,000	1,378,320

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
The Goldman Sachs Group Inc
6.345% due 02/15/34	$1,035,000	$1,051,078
Vornado Realty LP
5.625% due 06/15/07	1,160,000	1,159,357

		21,073,526

Health Care - 0.21%

HCA Inc
8.750% due 09/01/10	1,035,000	1,081,575

Integrated Oils - 0.73%

Kaneb Pipe Line Operating Partnership LP
5.875% due 06/01/13	160,000	160,680
7.750% due 02/15/12	95,000	103,647
Pemex Project Funding Master Trust
7.875% due 02/01/09	960,000	1,008,480
Petroleum Export Ltd (Cayman)
4.623% due 06/15/10 ~	1,405,444	1,384,016
PF Export Receivables Master Trust (Cayman)
3.748% due 06/01/13 ~	399,472	374,655
Valero Logistics Operations LP
6.050% due 03/15/13	715,000	721,192

		3,752,670

Materials & Processing - 0.20%

MeadWestvaco Corp
6.850% due 04/01/12	1,005,000	1,054,307

Multi-Industry - 0.08%

Reed Elsevier Capital Inc
4.625% due 06/15/12	450,000	430,309

Producer Durables - 1.43%

BAE Systems Holdings Inc
5.200% due 08/15/15 ~	1,065,000	1,016,183
Beazer Homes USA Inc
6.875% due 07/15/15	590,000	581,150
D.R. Horton Inc
5.375% due 06/15/12	640,000	619,727
6.125% due 01/15/14	530,000	526,991
K. Hovnanian Enterprises Inc
6.500% due 01/15/14	905,000	882,375
KB Home
5.750% due 02/01/14	740,000	684,685
Lennar Corp
7.625% due 03/01/09	945,000	984,298
Pulte Homes Inc
4.875% due 07/15/09	1,035,000	1,019,772
Xerox Corp
9.750% due 01/15/09	945,000	1,025,325

		7,340,506

Technology - 0.02%

NCR Corp
7.125% due 06/15/09	95,000	97,484

Utilities - 2.73%

AT&T Corp
6.000% due 03/15/09	52,000	52,744
AT&T Wireless Services Inc
7.875% due 03/01/11	360,000	393,026
CenterPoint Energy Inc
7.250% due 09/01/10	1,420,000	1,497,345
Comcast Corp
6.450% due 03/15/37	1,215,000	1,219,687
Enbridge Energy Partners LP
5.950% due 06/01/33	260,000	240,813
FirstEnergy Corp
7.375% due 11/15/31	395,000	451,208
Ipalco Enterprises Inc
8.375% due 11/14/08	525,000	547,312
Kinder Morgan Energy Partners LP
7.300% due 08/15/33	930,000	1,011,637
Mission Energy Holding Co
13.500% due 07/15/08	900,000	996,750
Monongahela Power Co
7.360% due 01/15/10	650,000	681,406
NiSource Finance Corp
7.875% due 11/15/10	1,390,000	1,500,869
Progress Energy Inc
6.850% due 04/15/12	20,000	21,287
PSEG Funding Trust
5.381% due 11/16/07	660,000	658,755
Qwest Corp
5.625% due 11/15/08	126,000	126,788
Telecom Italia Capital SA (Luxembourg)
4.000% due 11/15/08	500,000	487,142
4.000% due 01/15/10	550,000	525,558
Telefonos de Mexico SA de CV (Mexico)
4.500% due 11/19/08	1,035,000	1,021,507
TELUS Corp (Canada)
8.000% due 06/01/11	900,000	985,101
TXU Energy Co LLC
6.125% due 03/15/08	740,000	744,872
Westar Energy Inc
7.125% due 08/01/09	835,000	867,242

		14,031,049

Total Corporate Bonds & Notes (Cost $76,135,319)		76,792,512

MORTGAGE-BACKED SECURITIES - 28.01%

Collateralized Mortgage Obligations - 11.05%

Banc of America Commercial Mortgage Inc
4.501% due 07/10/43 “	1,060,000	1,035,975
Banc of America Funding Corp
6.500% due 07/20/32 “	754,791	765,067
Banc of America Mortgage Securities Inc
4.975% due 06/25/35 “ §	62,716	62,611
6.500% due 10/25/34 “	668,052	674,107
Bear Stearns Commercial Mortgage Securities
4.000% due 03/13/40 “	1,845,268	1,787,622
Citigroup Mortgage Loan Trust Inc
4.922% due 08/25/35 “ §	636,421	631,903
5.536% due 03/25/36 “ §	240,000	239,276
Countrywide Alternative Loan Trust
6.500% due 08/25/32 - 09/25/34 “ ±	1,530,280	1,547,179
Deutsche ALT-A Securities Inc Mortgage Loan Trust
5.961% due 06/25/36 “ §	1,098,157	1,096,158
6.360% due 07/25/36 “ §	319,253	319,343
Fannie Mae
3.000% due 06/25/22 “	743,378	730,691
4.583% due 06/25/36 “ §	1,987,234	1,922,743
4.950% due 03/25/36 “ §	377,978	375,395
5.000% due 01/25/20 “	1,148,000	1,119,772
5.500% due 04/25/23 - 07/25/36 “ ±	9,015,637	8,944,326
5.750% due 12/18/32 “ §	234,971	236,755

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
6.000% due 03/25/17 - 09/25/30 “ ±	$1,489,440	$1,505,677
6.500% due 06/25/23 - 01/25/32 “ ±	2,097,699	2,150,464
Fannie Mae (IO)
1.350% due 02/25/35 - 12/25/36 “ § ±	6,700,089	351,877
1.400% due 08/25/25 - 03/25/35 “ § ±	8,332,248	436,825
1.750% due 11/25/30 “ §	477,600	28,609
1.850% due 05/25/36 “ §	4,526,812	395,049
2.550% due 11/25/31 “ §	1,129,516	108,444
2.600% due 01/25/32 “ §	258,626	24,287
2.650% due 04/25/32 - 12/25/32 “ § ±	2,735,227	258,566
2.750% due 03/25/32 - 12/25/33 “ § ±	2,655,723	307,261
2.900% due 02/25/33 “ §	633,431	66,525
5.000% due 09/01/33 “	429,536	103,592
5.500% due 01/01/33 - 12/01/33 “ ±	4,141,298	895,418
6.000% due 12/01/33 - 08/01/35 “ ±	3,915,551	850,860
6.500% due 02/01/32 - 02/01/33 “ ±	3,480,053	810,237
6.500% due 02/01/33 “ §	407,153	94,291
7.000% due 06/01/23 - 08/01/26 “ ±	2,689,953	589,590
7.500% due 08/01/23 - 11/01/23 “ ±	1,492,098	332,612
Fannie Mae (PO)
0.000% due 09/25/23 - 09/01/33 “ ±	729,830	558,028
Fannie Mae Grantor Trust
7.000% due 11/25/31 “	882,858	908,405
Fannie Mae Whole Loan
7.000% due 02/25/44 “	1,912,922	1,972,402
Freddie Mac
5.133% due 08/15/35 “ §	124,948	125,617
5.500% due 03/15/22 “	239,805	239,545
5.730% due 05/15/36 “ §	381,525	383,134
5.750% due 06/15/29 - 01/15/33 “ § ±	365,682	369,492
5.850% due 03/15/32 “ §	152,078	153,625
6.000% due 04/15/30 “	145,796	145,911
6.500% due 02/15/28 - 06/15/32 “ ±	3,459,708	3,547,406
Freddie Mac (IO)
0.800% due 07/15/25 “ §	2,515,886	88,534
1.350% due 01/15/35 “ §	2,528,604	117,842
2.300% due 07/15/26 - 03/15/29 “ § ±	817,888	58,755
6.500% due 02/01/28 - 01/01/29 “ ±	267,066	57,854
7.000% due 06/01/26 - 04/01/27 “ ±	1,189,694	256,556
Freddie Mac (PO)
0.000% due 06/01/26 “	112,560	91,816
GE Capital Commercial Mortgage Corp
4.093% due 01/10/38 “	1,899,000	1,853,558
4.433% due 07/10/39 “	640,000	628,444
4.853% due 07/10/45 “	620,000	613,069
GMAC Commercial Mortgage Securities Inc
6.869% due 07/15/29 “	188,833	189,557
Government National Mortgage Association (IO)
2.150% due 02/16/32 “ §	616,014	40,471
2.250% due 01/16/27 “ §	517,644	34,927
2.300% due 01/17/30 ‡ “ §	442,560	31,288
2.350% due 12/16/26 “ §	1,263,576	88,332
Greenwich Capital Commercial Funding Corp
4.305% due 08/10/42 “	930,000	905,942
5.117% due 04/10/37 “	670,000	668,036
JPMorgan Chase Commercial Mortgage Securities Corp
4.575% due 07/15/42 “	260,000	254,729
4.790% due 10/15/42 “	880,000	867,201
LB-UBS Commercial Mortgage Trust
4.885% due 09/18/30 “	730,000	723,420
MASTR Alternative Loans Trust
4.700% due 08/25/34 “ §	1,210,593	1,200,996
6.000% due 07/25/34 “	1,068,652	1,063,949
Prudential Mortgage Capital Co II LLC
7.306% due 10/06/10 ~ “	1,620,000	1,744,965
Residential Accredit Loans Inc
5.750% due 01/25/33 “	508,200	505,962
6.000% due 05/25/36 - 09/25/36 “ ±	2,451,214	2,445,153
Residential Asset Securitization Trust
6.000% due 07/25/36 “	1,297,713	1,294,324
Wachovia Bank Commercial Mortgage Trust
4.782% due 03/15/42 “	1,490,000	1,470,510
Washington Mutual Inc
4.673% due 05/25/35 “ §	385,091	384,290

		56,883,152

Fannie Mae - 13.87%

4.500% due 05/01/18 - 12/01/20 “ ±	6,127,362	5,924,932
5.000% due 12/01/17 - 11/01/33 “ ±	15,399,109	15,064,968
5.000% due 01/19/20 - 01/11/37 # “ ±	11,246,000	10,929,314
5.500% due 01/01/33 - 11/01/34 “ ±	8,709,595	8,622,961
5.500% due 01/11/37 - 01/17/37 # “ ±	4,248,000	4,228,090
6.000% due 09/01/32 - 11/01/33 “ ±	5,616,438	5,669,173
6.000% due 03/01/33 - 01/17/37 # “ ±	9,921,962	10,044,839
6.500% due 06/01/17 - 11/01/31 “ ±	7,634,139	7,835,832
7.000% due 04/01/20 - 02/01/36 “ ±	2,752,851	2,846,110
7.500% due 01/01/33 “	195,184	202,877
8.500% due 07/01/32 “	21,215	22,845

		71,391,941

Freddie Mac - 3.09%

4.500% due 05/01/19 - 07/01/19 “ ±	1,993,916	1,924,461
5.000% due 08/01/33 “	2,337,194	2,261,509
5.000% due 01/11/37 # “	140,000	135,100
6.000% due 04/01/17 “	1,866,242	1,893,763
6.500% due 04/01/18 - 04/01/34 “ ±	2,986,197	3,060,386
7.000% due 04/01/28 - 12/01/34 “ ±	6,458,661	6,641,840

		15,917,059

Total Mortgage-Backed Securities (Cost $145,949,957)		144,192,152

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
ASSET-BACKED SECURITIES - 3.70%

ACE Securities Corp
5.530% due 11/25/35 “ §	$500,000	$500,490
AESOP Funding II LLC
5.410% due 04/20/09 ~ “ §	370,000	370,371
Argent Securities Inc
5.450% due 06/25/36 “ §	660,000	660,504
5.830% due 05/25/34 “ §	1,650,000	1,655,887
Capital Auto Receivables Asset Trust
3.580% due 01/15/09 “	1,320,000	1,305,729
Centex Home Equity Co LLC
5.040% due 09/25/21 “ §	233,904	233,100
5.450% due 06/25/36 “ §	830,000	830,642
5.620% due 10/25/35 “ §	990,000	990,996
Citibank Credit Card Issuance Trust
5.000% due 06/10/15 “	180,000	175,159
Consumer Credit Reference IDX Securities Program
10.421% due 03/22/07 ~ “	1,100,000	1,108,680
Countrywide Asset-Backed Certificates
5.363% due 03/25/30 “ §	230,000	229,177
5.382% due 02/25/30 “ §	350,000	348,840
5.550% due 06/25/25 “ §	391,946	392,389
5.720% due 02/25/33 “ §	18,836	18,859
First Franklin Mortgage Loan Asset-Backed Certificates
5.400% due 04/25/36 “ §	357,132	357,381
5.410% due 07/25/36 “ §	640,000	640,409
5.460% due 06/25/36 “ §	330,000	330,211
5.560% due 11/25/35 “ §	1,460,000	1,461,447
Ford Credit Auto Owner Trust
3.480% due 11/15/08 “	505,678	502,844
GS Auto Loan Trust
4.320% due 05/15/08 “	429,416	429,355
Household Home Equity Loan Trust
5.610% due 01/20/35 “ §	473,498	474,265
Lehman XS Trust
5.180% due 08/25/35 “ §	568,582	567,337
MBNA Credit Card Master Note Trust
6.700% due 03/15/16 “ §	1,720,000	1,825,470
Morgan Stanley Asset-Backed Securities Capital I
5.610% due 07/25/35 “ §	400,000	400,770
Popular ABS Mortgage Pass-Through Trust
3.735% due 12/25/34 “ §	23,769	23,699
3.914% due 05/25/35 “ §	80,597	80,322
4.415% due 04/25/35 “ §	430,000	425,951
Residential Asset Mortgage Products Inc
4.450% due 07/25/28 “	521,219	517,585
5.430% due 07/25/36 “ §	338,860	339,100
Structured Asset Investment Loan Trust
5.410% due 04/25/36 “ §	338,055	338,289
Structured Asset Securities Corp
5.180% due 03/25/35 “ §	866,118	864,009
Wells Fargo Home Equity Trust
5.450% due 07/25/36 “ §	640,000	640,409

Total Asset-Backed Securities (Cost $19,061,383)		19,039,676

U.S. GOVERNMENT AGENCY ISSUES - 1.22%

Fannie Mae
0.000% due 10/05/07	3,375,000	3,242,947
4.750% due 12/15/10	350,000	348,073
5.000% due 10/15/11	200,000	200,654
Freddie Mac
3.625% due 09/15/08 ‡	2,070,000	2,023,011
4.125% due 07/12/10	124,000	120,936
6.625% due 09/15/09	310,000	323,064

Total U.S. Government Agency Issues (Cost $6,375,255)		6,258,685

U.S. TREASURY OBLIGATIONS - 0.39%

U.S. Treasury Bonds - 0.39%

4.500% due 02/15/36	400,000	380,500
5.375% due 02/15/31	393,000	421,094
8.875% due 08/15/17	900,000	1,204,242

		2,005,836

Total U.S. Treasury Obligations (Cost $1,994,255)		2,005,836

TOTAL INVESTMENTS - 104.29% (Cost $478,609,053)		536,931,182

OTHER ASSETS & LIABILITIES, NET — (4.29%)		(22,088,383)

NET ASSETS - 100.00%		$514,842,799

Notes to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Equity Securities	56.06%
Mortgage-Backed Securities	28.01%
Corporate Bonds & Notes	14.91%
Asset-Backed Securities	3.70%
U.S. Government Agency Issues	1.22%
U.S. Treasury Obligations	0.39%

104.29%
Other Assets & Liabilities, Net	(4.29%)

100.00%

(b)	Securities with a total aggregate market value of $10,716,235, or 2.08% of the net assets, were valued under the fair value procedures established by the Funds’ Board of Trustees.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

(c)	Securities with an approximate aggregate market value of $2,054,299 were segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2006:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

U.S. Treasury 5-Year Notes (03/07)	45	$4,500,000	($26,417)
U.S. Treasury 30-Year Bonds (03/07)	186	18,600,000	(272,116)

Short Futures Outstanding
Euro-Bund 10-Year Notes (03/07)	55	EUR5,500,000	208,577
U.S. Treasury 2-Year Notes (03/07)	305	$61,000,000	157,006
U.S. Treasury 10-Year Notes (03/07)	174	17,400,000	210,699

			$277,749

(d)	Transactions in written options for the year ended December 31, 2006 were as follows:

	Number of
	Contracts	Premium

Outstanding, December 31, 2005	548	$ 67,264
Call Options Written	530	87,385
Call Options Expired	(991)	(108,932)

Outstanding, December 31, 2006	87	$ 45,717

(e)	Premiums received and value of written options outstanding as of December 31, 2006:

			Expiration	Number of
Counterparty	Type	Strike Price	Date	Contracts	Premium	Value

Lehman	Call — CBOT Amgen Inc	$75.00	04/23/07	87	$45,717	$9,570

(f)	Credit default swaps outstanding as of December 31, 2006:

		Buy/Sell	(Pay)/Receive	Expiration	Notional	Appreciation
Counterparty	Reference Entity	Protection (1)	Fixed Rate	Date	Amount	(Depreciation)

Morgan Stanley	Hyundai Motor Manufacturing LLC 5.300% due 12/19/08	Sell	0.400%	06/20/07	$445,000	($405)
Deutsche Bank	General Motors Acceptance Corp 6.875% due 08/28/12	Sell	2.300%	06/20/07	225,000	(2,090)
Morgan Stanley	General Motors Acceptance Corp 6.875% due 08/28/12	Sell	3.150%	06/20/07	705,000	75
Deutsche Bank	Bombardier Inc 6.750% due 05/01/12	Sell	0.900%	09/20/07	255,000	(794)
Morgan Stanley	Bombardier Inc 6.750% due 05/01/12	Sell	1.000%	09/20/07	280,000	(1,072)
Morgan Stanley	Arvinmeritor Inc 8.750% due 03/01/12	Sell	1.050%	09/20/07	280,000	(837)
Morgan Stanley	Bombardier Inc 6.750% due 05/01/12	Sell	1.050%	09/20/07	280,000	(1,173)
Morgan Stanley	Arvinmeritor Inc 8.750% due 03/01/12	Sell	1.100%	09/20/07	230,000	(770)
Morgan Stanley	Arvinmeritor Inc 8.750% due 03/01/12	Sell	1.200%	09/20/07	20,000	(81)
Deutsche Bank	Abitibi-Consolidated Inc 8.375% due 04/01/15	Sell	1.520%	09/20/07	820,000	1,539
Deutsche Bank	Eastman Kodak Co 7.250% due 11/15/13	Sell	1.000%	12/20/08	700,000	(7,983)
Morgan Stanley	General Motors Inc 7.125% due 07/15/13	Buy	(3.950%)	12/20/08	505,000	20,166
Morgan Stanley	General Motors Inc 7.125% due 07/15/13	Buy	(4.000%)	12/20/08	520,000	21,245
Morgan Stanley	Ford Motor Co 7.450% due 07/16/31	Buy	(5.300%)	12/20/08	500,000	1,426
Morgan Stanley	Ford Motor Co 7.450% due 07/16/31	Buy	(5.400%)	12/20/08	1,050,000	58,410
Deutsche Bank	Allied Waste North America Inc 7.375% due 04/15/14	Sell	2.000%	09/20/09	330,000	7,850
Deutsche Bank	Allied Waste North America Inc 7.375% due 04/15/14	Sell	2.000%	09/20/09	510,000	(12,132)
Morgan Stanley	Belo Corp 8.000% due 11/01/08	Buy	(0.650%)	06/20/11	615,000	(4,109)
Morgan Stanley	Belo Corp 8.000% due 11/01/08	Buy	(0.670%)	06/20/11	340,000	(2,544)
Morgan Stanley	Belo Corp 8.000% due 11/01/08	Buy	(0.675%)	06/20/11	685,000	(5,262)
Deutsche Bank	Weyerhaeuser Co 6.750% due 03/15/12	Buy	(0.580%)	09/20/11	1,040,000	6,701
Morgan Stanley	Arrow Electronics Inc 6.875% due 06/01/18	Buy	(0.770%)	09/20/11	520,000	8,847
Morgan Stanley	Arrow Electronics Inc 6.875% due 06/01/18	Buy	(0.790%)	09/20/11	1,040,000	(18,618)
Deutsche Bank	Dow Jones CDX NA IG7 Index	Buy	(0.400%)	12/20/11	2,700,000	7,129
Morgan Stanley	International Paper Co 6.750% due 09/01/11	Buy	(0.409%)	12/20/11	1,035,000	2,384
Deutsche Bank	J.C. Penney Co Inc 8.000% due 03/01/10	Buy	(0.580%)	03/20/12	300,000	(416)
Morgan Stanley	J.C. Penney Co Inc 8.000% due 03/01/10	Sell	0.610%	06/20/13	1,040,000	11,308
Morgan Stanley	General Motors Inc 7.125% due 07/15/13	Sell	5.750%	12/20/16	505,000	(32,168)
Morgan Stanley	General Motors Inc 7.125% due 07/15/14	Sell	5.800%	12/20/16	520,000	(34,574)
Morgan Stanley	Ford Motor Co 7.450% due 07/16/31	Sell	7.050%	12/20/16	500,000	(32,279)
Morgan Stanley	Ford Motor Co 7.450% due 07/16/31	Sell	7.150%	12/20/16	1,050,000	(73,257)

						($83,484)

(1)	If the portfolio is the seller of protection and a credit default event occurs, as defined under the terms of that particular swap agreement, the portfolio will pay to the buyer of the protection, an amount up to the notional value of the swap and in certain instances, take delivery of the security.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
MAIN STREET® CORE PORTFOLIO
Summary Schedule of Investments
December 31, 2006

	Shares	Value
WARRANTS - 0.00%

Technology - 0.00%

Alcatel-Lucent * (France) - 0.00%
Exp. 12/10/07	68,476	$21,228
MicroStrategy Inc * - 0.00%
Exp. 06/24/07	17,632	1,234

		22,462

Total Warrants (Cost $0)		22,462

COMMON STOCKS - 99.44%

Autos & Transportation - 1.54%

Other Securities - 1.54%		33,649,251

Consumer Discretionary - 15.12%

Google Inc ‘A’ * - 1.25%	59,400	27,352,512
The Home Depot Inc - 1.19%	650,000	26,104,000
Time Warner Inc - 0.70%	702,200	15,293,916
Wal-Mart Stores Inc - 0.84%	396,600	18,314,988
Other Securities - 11.14%		243,373,348

		330,438,764

Consumer Staples - 4.61%

Altria Group Inc - 1.67%	426,400	36,593,648
The Procter & Gamble Co - 1.11%	375,782	24,151,509
Other Securities - 1.83%		39,866,475

		100,611,632

Energy - 0.73%

Other Securities - 0.73%		15,984,863

Financial Services - 22.05%

American International Group Inc - 1.40%	427,300	30,620,318
Bank of America Corp - 2.26%	924,423	49,354,944
Citigroup Inc - 2.22%	871,200	48,525,840
Fannie Mae - 0.66%	243,500	14,461,465
Freddie Mac - 0.79%	253,800	17,233,020
JPMorgan Chase & Co - 1.86%	840,112	40,577,410
Lehman Brothers Holdings Inc - 0.70%	196,600	15,358,392
Merrill Lynch & Co Inc - 1.21%	283,200	26,365,920
Morgan Stanley - 0.78%	209,300	17,043,299
The Goldman Sachs Group Inc - 0.64%	70,200	13,994,370
U.S. Bancorp - 0.65%	393,000	14,222,670
Wachovia Corp - 0.89%	340,680	19,401,726
Wells Fargo & Co - 1.38%	849,500	30,208,220
Other Securities - 6.61%		144,490,139

		481,857,733

Health Care - 11.27%

Caremark Rx Inc - 0.63%	240,400	13,729,244
Johnson & Johnson - 1.86%	615,200	40,615,504
Merck & Co Inc - 1.21%	607,100	26,469,560
Pfizer Inc - 2.03%	1,711,260	44,321,634
UnitedHealth Group Inc - 1.10%	446,990	24,016,773
WellPoint Inc * - 0.84%	235,331	18,518,196
Other Securities - 3.60%		78,678,069

		246,348,980

Integrated Oils - 7.45%

Chevron Corp - 1.44%	428,047	31,474,296
ConocoPhillips - 1.21%	366,351	26,358,954
Exxon Mobil Corp - 3.66%	1,043,900	79,994,057
Marathon Oil Corp - 0.62%	145,600	13,468,000
Other Securities - 0.52%		11,458,553

		162,753,860

Materials & Processing - 3.87%

Phelps Dodge Corp - 0.62%	114,100	13,660,052
Other Securities - 3.25%		70,954,212

		84,614,264

Multi-Industry - 4.90%

General Electric Co - 2.77%	1,629,100	60,618,811
Tyco International Ltd (Bermuda) - 0.86%	616,200	18,732,480
Other Securities - 1.27%		27,668,315

		107,019,606

Producer Durables - 5.30%

Caterpillar Inc - 0.68%	242,400	14,866,392
Lockheed Martin Corp - 0.72%	171,000	15,743,970
Northrop Grumman Corp - 0.61%	197,400	13,363,980
Other Securities - 3.29%		71,863,429

		115,837,771

Technology - 16.82%

Cisco Systems Inc * - 1.24%	990,300	27,064,899
Dell Inc * - 0.96%	839,900	21,073,091
Hewlett-Packard Co - 1.19%	630,100	25,953,819
Intel Corp - 1.23%	1,323,600	26,802,900
International Business Machines Corp - 1.72%	387,700	37,665,055
Microsoft Corp - 1.91%	1,401,200	41,839,832
Motorola Inc - 0.75%	796,000	16,365,760
Oracle Corp * - 1.05%	1,341,800	22,998,452
Raytheon Co - 0.63%	259,500	13,701,600
Symantec Corp * - 0.62%	645,000	13,448,250
Texas Instruments Inc - 0.72%	544,800	15,690,240
Other Securities - 4.80%		104,957,885

		367,561,783

Utilities - 5.78%

AT&T Inc - 1.30%	793,132	28,354,469
BellSouth Corp - 1.07%	497,400	23,432,514
Sprint Nextel Corp - 0.94%	1,086,613	20,526,120
Verizon Communications Inc - 1.39%	813,600	30,298,464
Other Securities - 1.08%		23,610,097

		126,221,664

Total Common Stocks (Cost $1,946,198,073)		2,172,900,171

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
MAIN STREET CORE PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 0.62%

Repurchase Agreement - 0.62%

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $13,623,582; collateralized by U.S. Treasury Notes: 3.500% due 12/15/09 and market value $13,893,096)	$13,617,000	$13,617,000

Total Short-Term Investment (Cost $13,617,000)		13,617,000

TOTAL INVESTMENTS - 100.06% (Cost $1,959,815,073)		2,186,539,633

OTHER ASSETS & LIABILITIES, NET - (0.06%)		(1,253,116)

NET ASSETS - 100.00%		$2,185,286,517

Notes to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	22.05%
Technology	16.82%
Consumer Discretionary	15.12%
Health Care	11.27%
Integrated Oils	7.45%
Utilities	5.78%
Producer Durables	5.30%
Multi-Industry	4.90%
Consumer Staples	4.61%
Materials & Processing	3.87%
Autos & Transportation	1.54%
Energy	0.73%
Short-Term Investment	0.62%

100.06%
Other Assets & Liabilities, Net	(0.06%)

100.00%

(b)	Other Securities represent issues not identified as a top-fifty holding in terms of market value and issues or issuers not exceeding one percent of net assets individually or in aggregate, respectively, as of December 31, 2006.

(c)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
WARRANTS - 0.00%

India - 0.00%

Trent Ltd *
Exp. 01/07/10	14,582	$82,366

Total Warrants
(Cost $0)		82,366

RIGHTS - 0.00%

South Korea - 0.00%

Yedang Entertainment Co Ltd * +
Exp. 01/05/07	7,844	8,518

Total Rights (Cost $0)		8,518

PREFERRED STOCKS - 6.26%

Brazil - 6.02%

America Latina Logistica SA	2,051,000	21,282,785
Banco Bradesco SA	337,610	13,668,741
Cia de Bebidas das Americas ADR	35,030	1,709,464
Cia Vale do Rio Doce ADR	440,440	11,561,550
Electropaulo Metropolitana de Sao Paulo SA ‘B’ *	114,859,700	5,859,914
Lojas Americanas SA	200,923,890	11,238,196
Petroleo Brasileiro SA ADR	108,100	10,105,188
Sadia SA	4,634,290	15,530,782
Tele Norte Leste Participacoes SA	117,140	1,754,496

		92,711,116

South Korea - 0.24%

Hyundai Motor Co * +	51,480	2,193,876
S-Oil Corp	27,359	1,544,460

		3,738,336

Total Preferred Stocks (Cost $65,359,117)		96,449,452

COMMON STOCKS - 90.87%

Bermuda - 0.38%

Bunge Ltd	53,000	3,843,030
Varitronix International Ltd +	3,943,470	1,964,083

		5,807,113

Brazil - 10.37%

America Latina Logistica SA GDR ~	248,000	2,575,257
Aracruz Celulose SA ADR	83,200	5,095,168
Banco Bradesco SA *	6,849	269,761
Banco Bradesco SA ADR	186,200	7,513,170
Banco Nossa Caixa SA	194,200	4,363,024
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	347,640	11,878,859
Cia de Bebidas das Americas ADR	41,160	1,806,924
Cia Vale do Rio Doce ADR	463,700	13,790,438
Cyrela Brazil Realty SA Empreendimentos e Participacoes GDR ~	11,510	2,198,491
Diagnosticos da America SA *	460,260	9,834,247
Empresa Brasileira de Aeronautica SA #	717,250	7,402,463
Gafisa SA *	483,000	7,220,697
Lupatech SA *	34,000	509,244
Natura Cosmeticos SA #	441,750	6,233,916
Petroleo Brasileiro SA ADR	670,610	69,066,124
Tele Norte Leste Participacoes SA	384,005	10,011,260

		159,769,043

Canada - 0.60%

Yamana Gold Inc	706,300	9,309,034

Cayman - 0.94%

GlobalSantaFe Corp	136,168	8,003,955
Hutchison Telecommunications International Ltd * +	2,588,770	6,530,343

		14,534,298

China - 3.01%

China Oilfield Services Ltd ‘H’ +	2,251,000	1,559,712
China Petroleum & Chemical Corp ‘H’ +	16,004,000	14,826,147
China Shenhua Energy Co Ltd ‘H’ +	4,041,000	9,714,735
Industrial & Commercial Bank of China ‘H’ *	11,100,000	6,892,637
PetroChina Co Ltd ‘H’ +	5,778,000	8,143,383
Yanzhou Coal Mining Co Ltd ‘H’ +	6,493,000	5,251,053

		46,387,667

Denmark - 0.56%

FLSmidth & Co A/S +	135,850	8,622,510

Egypt - 2.58%

Commercial International Bank GDR	787,465	7,979,068
Eastern Tobacco Co + #	125,041	6,787,171
Medinet Nasr Housing & Development	229,083	4,412,593
Orascom Construction Industries	11,698	560,398
Orascom Telecom Holding SAE +	304,108	19,971,449

		39,710,679

France - 0.78%

Technip SA +	175,850	12,061,945

Hong Kong - 0.10%

Television Broadcasts Ltd +	242,920	1,483,536

Hungary - 0.35%

OTP Bank Rt +	118,000	5,412,032

India - 13.58%

Amtek Auto Ltd	1,424,704	11,522,205
Bajaj Auto Ltd +	118,370	6,989,031
Bharat Electronics Ltd +	258,524	7,856,954
Bharat Forge Ltd +	104,065	851,655
Bharat Heavy Electricals Ltd +	141,728	7,341,285
Bharti Airtel Ltd * +	1,171,298	16,674,984
Divi’s Laboratories Ltd +	71,730	4,943,107
GAIL India Ltd +	1,117,869	6,597,055
Gateway Distriparks Ltd +	527,900	2,466,042
Glenmark Pharmaceuticals Ltd +	128,249	1,742,161
HCL Technologies Ltd +	455,914	6,597,722
Housing Development Finance Corp +	539,260	19,768,299
ICICI Bank Ltd ADR	344,530	14,380,682
Infosys Technologies Ltd +	454,644	22,975,885
ITC Ltd +	1,751,120	6,954,562
Larsen & Toubro Ltd +	563,774	18,388,022
Mahindra & Mahindra Ltd +	544,338	11,158,126
Reliance Capital Ltd +	327,200	4,477,908

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
Reliance Industries Ltd +	525,932	$15,076,549
Reliance Natural Resources Ltd * +	912,732	457,082
Rico Auto Industries Ltd +	1,521,215	2,148,252
Tata Consultancy Services Ltd +	549,153	15,137,729
Trent Ltd +	108,344	2,174,318
United Breweries Ltd +	642,940	2,586,832

		209,266,447

Indonesia - 5.54%

P.T. Aneka Tambang Tbk +	21,005,890	18,803,687
P.T. Astra International Tbk +	4,425,370	7,731,923
P.T. Bank Mandiri Persero Tbk +	25,913,380	8,396,993
P.T. Gudang Garam Tbk +	6,312,009	7,174,690
P.T. Indosat Tbk +	30,463,500	23,115,115
P.T. Ramayana Lestari Sentosa Tbk + #	2,095,700	203,237
P.T. Telekomunikasi Indonesia Tbk +	17,666,000	19,911,147

		85,336,792

Israel - 1.63%

Bank Hapoalim BM +	944,210	4,406,007
Bank Leumi Le-Israel BM +	1,144,461	4,621,352
Elbit Systems Ltd +	23,535	756,973
Israel Discount Bank Ltd ‘A’ * +	2,587,450	5,708,818
Makhteshim-Agan Industries Ltd +	91,490	515,885
ORMAT Industries Ltd +	88,300	986,566
Teva Pharmaceutical Industries Ltd ADR	263,100	8,177,148

		25,172,749

Lebanon - 0.19%

Solidere GDR	180,600	2,925,720

Luxembourg - 0.86%

Tenaris SA ADR	267,000	13,320,630

Mexico - 6.51%

America Movil SA de CV ‘L’ ADR	655,630	29,647,589
Cemex SAB de CV ADR *	345,922	11,719,837
Consorcio ARA SA de CV	714,010	4,857,885
Corporacion GEO SA de CV ‘B’ *	1,510,860	7,566,188
Corporacion Interamericana de Entretenimiento SA de CV ‘B’ *	1,645,323	5,102,131
Empresas ICA SA de CV *	2,163,983	8,172,778
Fomento Economico Mexicano SA de CV ADR	84,710	9,806,030
Grupo Financiero Banorte SA de CV ‘O’	415,960	1,626,414
Grupo Financiero Inbursa SA de CV ‘O’	3,139,290	6,172,222
Impulsora del Desarrollo y el Empleo en America Latina SA de CV *	4,832,970	6,173,747
SARE Holding SA de CV ‘B’ *	6,745,098	9,459,246

		100,304,067

Norway - 0.33%

Det Norske Oljeselskap ASA * +	2,750,620	5,037,926

Panama - 0.53%

Banco Latinoamericano de Exportaciones SA ‘E’	478,680	8,118,413

Philippines - 1.19%

Jollibee Foods Corp +	4,479,758	3,827,308
SM Prime Holdings Inc +	66,478,121	14,528,629

		18,355,937

Portugal - 0.20%

Jeronimo Martins Sociedade Gestora de Participacoes Sociais SA +	136,761	3,067,194

Russia - 3.68%

LUKOIL ADR	249,983	21,986,005
Sistema Hals GDR * + ~	169,700	2,257,010
Surgutneftegaz OJSC ADR +	259,770	19,721,133
TMK OAO GDR * ~	388,000	12,726,400

		56,690,548

Singapore - 0.87%

Ezra Holdings Ltd + #	49,000	126,873
Keppel Corp Ltd + #	684,000	7,820,656
SembCorp Marine Ltd + #	2,441,000	5,405,254

		13,352,783

South Africa - 6.58%

Anglo Platinum Ltd +	178,060	21,706,229
AngloGold Ashanti Ltd ADR	438,900	20,667,801
Aspen Pharmacare Holdings Ltd * +	465,643	2,152,402
Aveng Ltd +	362,057	1,732,145
Harmony Gold Mining Co Ltd ADR *	141,610	2,230,358
Impala Platinum Holdings Ltd +	596,800	15,608,223
JD Group Ltd +	241,148	2,736,358
Liberty Group Ltd +	320,044	3,776,621
Massmart Holdings Ltd +	769,600	7,691,860
Murray & Roberts Holdings Ltd +	1,213,013	6,922,358
Standard Bank Group Ltd +	262,900	3,531,896
Steinhoff International Holdings Ltd * +	2,641,503	9,319,811
Tiger Brands Ltd +	135,839	3,308,247

		101,384,309

South Korea - 11.27%

Able C&C Co Ltd * +	55,759	451,218
AmorePacific Corp +	11,502	7,139,997
Daegu Bank * +	238,590	4,056,853
FINETEC Corp * +	243,265	3,799,325
GS Engineering & Construction Corp * +	46,431	4,125,481
Hana Financial Group Inc +	215,574	11,322,595
Humax Co Ltd * +	387,456	10,786,803
Hyundai Development Co *	79,610	4,862,202
Hyundai Engineering & Construction Co Ltd * +	160,147	9,771,295
Hyundai Motor Co * +	126,107	9,113,508
Jeonbuk Bank +	372,675	3,981,165
Kia Motors Corp * +	645,929	9,307,058
Kookmin Bank ADR *	95,100	7,668,864
Korea Exchange Bank * +	218,040	2,999,154
Korea Investment Holdings Co Ltd +	118,860	5,889,625
Kyeryong Construction Industrial Co Ltd * +	87,717	3,678,455
LG Corp * +	82,950	2,659,158
Mirae Asset Securities Co Ltd +	81,966	6,593,605
NHN Corp * +	28,620	3,481,180
Pacific Corp *	5,338	975,763
Pusan Bank * +	274,290	3,410,828
Samsung Electronics Co Ltd +	29,334	19,243,356
Shinhan Financial Group Co Ltd *	96,210	4,913,952
Shinsegae Co Ltd * +	6,995	4,357,010
S-Oil Corp +	125,739	9,230,481
SsangYong Motor Co * +	1,780,030	10,023,378
Telechips Inc * +	69,964	1,421,664
Woori Finance Holdings Co Ltd * +	356,460	8,448,955

		173,712,928

Taiwan - 12.14%

Cathay Financial Holding Co Ltd +	6,515,965	14,774,719
China Motor Corp +	36,630	33,690
Continental Engineering Corp +	2,207,340	1,908,541
Far Eastern Textile Co Ltd +	2,611,160	2,276,977
Fubon Financial Holding Co Ltd +	14,315,000	13,379,828
Fubon Financial Holding Co Ltd GDR +	198,109	1,814,495
Fubon Financial Holding Co Ltd GDR ~ +	29,751	272,492

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
High Tech Computer Corp +	183,400	$3,617,334
Hon Hai Precision Industry Co Ltd +	3,813,400	27,132,744
Inventec Appliances Corp +	3,403,100	9,448,177
Inventec Co Ltd +	7,781,480	6,812,871
Lite-On Technology Corp +	6,309,619	8,511,748
MediaTek Inc +	563,000	5,797,956
Merry Electronics Co Ltd +	1,744,740	4,757,779
MiTAC International Corp +	4,242,625	5,101,682
Motech Industries Inc +	143,700	1,764,678
Powerchip Semiconductor Corp +	370,479	248,889
President Chain Store Corp +	1,931,261	4,660,766
Quanta Computer Inc +	6,714,898	12,154,121
Shin Kong Financial Holding Co Ltd +	1,398,622	1,502,596
Sunplus Technology Co Ltd +	8,006,050	9,716,329
Synnex Technology International Corp +	4,900,720	6,178,642
Taiwan Fertilizer Co Ltd +	284,000	541,751
Taiwan Semiconductor Manufacturing Co Ltd +	3,099,000	6,362,810
Taiwan Semiconductor Manufacturing Co Ltd ADR	1,767,100	19,314,403
Uni-President Enterprises Corp +	2,017,000	2,008,564
United Microelectronics Corp +	27,163,502	16,921,201

		187,015,783

Thailand - 1.02%

Advanced Info Service PCL +	1,444,200	3,101,932
Kiatnakin Bank PCL + #	2,522,000	2,117,594
TISCO Bank PCL +	4,927,280	3,072,505
TMB Bank PCL * + #	99,496,694	7,505,651

		15,797,682

Turkey - 4.17%

Aksigorta AS +	1,943,834	7,222,492
Anadolu Anonim Turk Sigorta Sirketi +	169,667	279,198
Ford Otomotiv Sanayi AS +	440,926	3,513,269
Haci Omer Sabanci Holding AS +	3,145,522	12,217,728
Haci Omer Sabanci Holding AS ADR	4,640,295	4,524,288
Koc Holding AS * +	3,068,888	11,833,211
Tupras Turkiye Petrol Rafinerileri AS +	465,600	7,862,847
Turkcell Iletisim Hizmetleri AS +	186,869	915,874
Turkiye Is Bankasi ‘C’ +	1,094,799	4,958,500
Turkiye Vakiflar Bankasi TAO ‘D’ +	2,348,570	10,901,342

		64,228,749

United Kingdom - 0.33%

Highland Gold Mining Ltd * +	1,649,626	5,152,626

United States - 0.58%

Hydril Co LP *	119,400	8,977,686

Total Common Stocks (Cost $1,083,542,721)		1,400,316,826

	Principal
	Amount
CORPORATE NOTES - 0.01%

India - 0.01%

Trent Ltd
2.000% due 07/07/10	INR 1,458,200	142,822

Total Corporate Notes (Cost $0)		142,822

SHORT-TERM INVESTMENT - 1.23%

Repurchase Agreement - 1.23%

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $18,980,169; collateralized by U.S. Treasury Notes: 2.750% due 08/15/07 and market value $19,352,750)	18,971,000	18,971,000

Total Short-Term Investment (Cost $18,971,000)		18,971,000

TOTAL INVESTMENTS - 98.37% (Cost $1,167,872,838)		1,515,970,984

OTHER ASSETS & LIABILITIES, NET - 1.63%		25,099,268

NET ASSETS - 100.00%		$1,541,070,252

Notes to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	19.33%
Technology	14.10%
Integrated Oils	12.28%
Materials & Processing	11.83%
Utilities	9.38%
Autos & Transportation	6.85%
Producer Durables	5.67%
Multi-Industry	5.37%
Consumer Discretionary	5.36%
Consumer Staples	4.02%
Health Care	1.74%
Short-Term Investment	1.23%
Energy	1.21%

98.37%
Other Assets & Liabilities, Net	1.63%

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

(b)	As of December 31, 2006, the portfolio was diversified by geographical region as a percentage of net assets as follows:

Brazil	16.39%
India	13.59%
Taiwan	12.14%
South Korea	11.51%
South Africa	6.58%
Mexico	6.51%
Indonesia	5.54%
Turkey	4.17%
Russia	3.68%
China	3.01%
Egypt	2.58%
United States	1.81%
Israel	1.63%
Philippines	1.19%
Thailand	1.02%
Cayman	0.94%
Singapore	0.87%
Luxembourg	0.86%
France	0.78%
Canada	0.60%
Denmark	0.56%
Panama	0.53%
Bermuda	0.38%
Hungary	0.35%
Norway	0.33%
United Kingdom	0.33%
Portugal	0.20%
Lebanon	0.19%
Hong Kong	0.10%

98.37%
Other Assets & Liabilities, Net	1.63%

100.00%

(c)	Securities with a total aggregate market value of $930,671,695, or 60.39% of the net assets, were valued under the fair value procedures established by the Funds’ Board of Trustees.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
PREFERRED STOCKS - 0.02%

Financial Services - 0.02%

DG Funding Trust ~	60	$632,250

Total Preferred Stocks (Cost $643,181)		632,250

	Principal
	Amount
CORPORATE BONDS & NOTES - 6.67%

Autos & Transportation - 0.42%

DaimlerChrysler NA Holding Corp
5.750% due 09/08/11	$8,000,000	7,987,912
6.500% due 11/15/13	6,500,000	6,682,767
United Air Lines Inc
9.210% due 01/21/17 + ¤	471,303	47,130
9.350% due 04/07/16 + ¤	98,120	34,833
9.560% due 10/19/18 + ¤	1,125,291	635,789
10.850% due 02/19/15 + ¤	1,000,000	455,000

		15,843,431

Consumer Discretionary - 0.37%

Chancellor Media Corp
8.000% due 11/01/08	250,000	260,025
EchoStar DBS Corp
6.375% due 10/01/11	3,000,000	2,988,750
Hilton Hotels Corp
7.625% due 05/15/08	2,500,000	2,575,000
Mandalay Resort Group
9.500% due 08/01/08	2,000,000	2,110,000
10.250% due 08/01/07	2,000,000	2,057,500
Time Warner Inc
5.500% due 11/15/11	4,000,000	3,993,972

		13,985,247

Consumer Staples - 0.25%

Reynolds American Inc
6.500% due 06/01/07	2,000,000	2,012,686
7.625% due 06/01/16	4,100,000	4,364,590
The Kroger Co
5.500% due 02/01/13	2,900,000	2,872,343
The Procter & Gamble Co
6.875% due 09/15/09	175,000	182,687

		9,432,306

Energy - 0.72%

El Paso Corp
7.625% due 08/16/07	2,000,000	2,030,000
Enterprise Products Operating LP
4.000% due 10/15/07	5,000,000	4,939,765
4.625% due 10/15/09	3,900,000	3,820,885
Gaz Capital for Gazprom (Russia)
5.875% due 06/01/15 ~	EUR 1,800,000	2,494,671
NRG Energy Inc
7.375% due 02/01/16	$8,900,000	8,966,750
The Williams Cos Inc
6.375% due 10/01/10 ~	4,600,000	4,651,750

		26,903,821

Financial Services - 3.19%

Associates Corp of North America
6.250% due 11/01/08	150,000	152,365
Bank of America Corp
5.640% due 10/14/16 §	8,600,000	8,654,541
CCCA LLC
7.900% due 10/15/12 ~	1,000,000	1,101,358
CitiFinancial
6.625% due 06/01/15	4,000,000	4,304,100
CNA Financial Corp
5.850% due 12/15/14	4,000,000	4,022,636
Countrywide Home Loans Inc
6.250% due 04/15/09	40,000	40,740
Ford Motor Credit Co
7.000% due 10/01/13	2,100,000	2,008,094
7.250% due 10/25/11	13,500,000	13,233,348
Morgan Stanley
5.300% due 03/01/13	7,100,000	7,087,958
National Westminster Bank PLC (United Kingdom)
7.375% due 10/01/09	530,000	558,474
NationsBank Corp
7.250% due 10/15/25	840,000	977,193
Nykredit Realkredit A/S (Denmark)
4.158% due 10/01/38 §	DKK 68,300,000	11,852,207
Rabobank Nederland (Netherlands)
5.394% due 01/15/09 ~ §	$17,800,000	17,813,030
Realkredit Danmark A/S (Denmark)
4.510% due 10/01/38 §	DKK 182,500,000	31,600,251
The Goldman Sachs Group Inc
5.456% due 06/23/09 §	$800,000	801,030
VTB Capital SA for Vneshtorgbank (Luxembourg)
5.970% due 08/01/08 ~ §	10,300,000	10,318,025
XL Capital Europe PLC (United Kingdom)
6.500% due 01/15/12	5,000,000	5,214,195

		119,739,545

Integrated Oils - 0.08%

Norsk Hydro ASA (Norway)
7.150% due 01/15/29	1,000,000	1,154,339
Occidental Petroleum Corp
7.200% due 04/01/28	745,000	862,814
8.450% due 02/15/29	595,000	783,249
Pemex Project Funding Master Trust
9.500% due 09/15/27	220,000	296,230

		3,096,632

Materials & Processing - 0.07%

Sealed Air Corp
5.625% due 07/15/13 ~	2,100,000	2,080,672
Vale Overseas Ltd (Cayman)
6.250% due 01/23/17	700,000	706,682

		2,787,354

Producer Durables - 0.25%

Pulte Homes Inc
6.250% due 02/15/13	3,700,000	3,760,514
Xerox Corp
9.750% due 01/15/09	5,324,000	5,776,540

		9,537,054

Utilities - 1.32%

BellSouth Corp
5.200% due 09/15/14	9,100,000	8,894,722
British Telecom PLC (United Kingdom)
9.125% due 12/15/30	1,000,000	1,371,831
Citizens Communications Co
7.625% due 08/15/08	2,000,000	2,080,000
CMS Energy Corp
7.500% due 01/15/09	3,000,000	3,108,750
Comcast Corp
7.050% due 03/15/33	3,000,000	3,217,803
Cox Communications Inc
6.400% due 08/01/08	125,000	126,446
6.800% due 08/01/28	110,000	112,696

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
Entergy Gulf States Inc
3.600% due 06/01/08	$6,100,000	$5,940,906
GTE California Inc
6.700% due 09/01/09	5,000,000	5,150,125
PSEG Power LLC
7.750% due 04/15/11	1,000,000	1,081,485
Qwest Capital Funding Inc
6.375% due 07/15/08	3,500,000	3,526,250
7.250% due 02/15/11	880,000	903,100
Qwest Corp
6.875% due 09/15/33	1,386,000	1,330,560
8.875% due 03/15/12	1,500,000	1,678,125
SBC Communications Inc
4.125% due 09/15/09	8,200,000	7,969,285
Verizon PA Inc
5.650% due 11/15/11	2,899,000	2,912,327

		49,404,411

Total Corporate Bonds & Notes (Cost $249,904,941)		250,729,801

BANK LOAN OBLIGATIONS - 1.87%

Autos & Transportation - 0.25%

Ford Motor Co ‘B’
8.360% due 11/29/13 ◊ §	9,400,000	9,418,471

Consumer Discretionary - 0.21%

Allied Waste Industries Inc
5.320% due 01/15/12 ◊ §	270,723	271,639
7.120% due 01/15/12 ◊ §	116,017	116,312
7.130% due 01/15/12 ◊ §	110,492	110,773
7.170% due 01/15/12 ◊ §	339,763	340,628
7.210% due 01/15/12 ◊ §	55,228	55,369
Yell ‘B’ (United Kingdom)
7.350% due 02/10/13 ◊ §	7,000,000	7,052,108

		7,946,829

Consumer Staples - 0.13%

Reynolds American Inc
7.104% due 05/31/12 ◊ §	2,741,935	2,763,786
7.125% due 05/31/12 ◊ §	136,290	137,376
7.188% due 05/31/12 ◊ §	2,096,774	2,113,483

		5,014,645

Health Care - 0.02%

DaVita Inc ‘B’
7.320% due 10/05/12 ◊ §	13,725	13,820
7.350% due 10/05/12 ◊ §	75,294	75,812
7.360% due 10/05/12 ◊ §	453,725	456,843
7.370% due 10/05/12 ◊ §	77,647	78,181
7.380% due 10/05/12 ◊ §	80,392	80,945
7.690% due 10/05/12 ◊ §	125,049	125,909

		831,510

Materials & Processing - 0.25%

SIGMAKALON ‘A’ (Netherlands)
5.722% due 06/30/12 ◊ §	EUR 1,316,000	1,735,753
SIGMAKALON ‘B’ (Netherlands)
6.222% due 09/19/12 ◊ §	1,726,512	2,299,101
SIGMAKALON ‘B1’ (Netherlands)
6.222% due 09/19/12 ◊ §	1,173,488	1,562,670
SIGMAKALON ‘C1’ (Netherlands)
6.972% due 09/19/13 ◊ §	2,696,385	3,605,489

		9,203,013

Multi-Industry - 0.21%

Pirelli Cable SA ‘B’ (Italy)
6.159% due 06/23/13 ◊ §	2,743,583	3,635,234
Pirelli Cable SA ‘C’ (Italy)
6.659% due 06/23/14 ◊ §	3,115,294	4,138,030

		7,773,264

Utilities - 0.80%

Cablecom GMBH ‘A’ (Switzerland)
3.360% due 04/15/11 ◊ # §	CHF 5,031,600	4,123,319
Nordic Telephone ‘B’ (Denmark)
5.939% due 11/30/14 ◊ §	EUR 3,500,000	4,668,636
Nordic Telephone ‘C’ (Denmark)
6.439% due 11/30/14 ◊ §	3,500,000	4,688,272
UPC Broadband Holding BV ‘J1’ (Netherlands)
5.507% due 03/31/13 ◊ §	1,635,833	2,168,339
UPC Broadband Holding BV ‘K1’ (Netherlands)
6.103% due 12/31/13 ◊ §	2,050,000	2,717,620
Weather Investments Sarl ‘A’ (Egypt)
5.505% due 06/17/12 ◊ # §	4,800,000	6,348,096
Weather Investments Sarl ‘B’ (Egypt)
6.298% due 06/17/13 ◊ # §	2,000,000	2,658,103
Weather Investments Sarl ‘C’ (Egypt)
6.798% due 06/17/14 ◊ # §	2,000,000	2,669,242

		30,041,627

Total Bank Loan Obligations (Cost $67,771,550)		70,229,359

MORTGAGE-BACKED SECURITIES - 93.04%

Collateralized Mortgage Obligations - 10.70%

Adjustable Rate Mortgage Trust
4.594% due 05/25/35 “ §	$5,224,379	5,136,362
Banc of America Funding Corp
4.114% due 05/25/35 “ §	16,124,076	15,758,725
4.621% due 02/20/36 “ §	10,374,824	10,234,230
Banc of America Funding Corp (IO)
0.000% due 01/25/36 “ §	26,584,099	24,856
Banc of America Mortgage Securities
5.000% due 05/25/34 “	6,547,161	6,445,367
Bear Stearns Adjustable Rate Mortgage Trust Inc
4.625% due 10/25/35 “ §	2,832,848	2,784,208
4.750% due 10/25/35 “ §	11,990,773	11,862,249
5.056% due 04/25/33 “ §	79,955	80,167
Bear Stearns Alt-A Trust
5.390% due 05/25/35 “ §	9,623,045	9,589,929
5.600% due 07/25/34 “ §	409,349	409,695
5.840% due 10/25/36 “ §	10,718,038	10,731,990
Bear Stearns Commercial Mortgage Securities
7.000% due 05/20/30 “	2,159,180	2,266,913
Citigroup Mortgage Loan Trust Inc
4.681% due 06/25/35 “ §	1,253,925	1,234,255
4.900% due 10/25/35 “ §	448,475	444,146
Commercial Mortgage Acceptance Corp
6.490% due 07/15/31 “	895,141	904,044
Countrywide Alternative Loan Trust
5.630% due 02/25/37 “ §	532,501	532,881
Countrywide Alternative Loan Trust (IO)
0.000% due 05/25/35 “ §	21,634,260	181,252
Countrywide Home Loan Mortgage Pass-Through Trust
4.249% due 05/20/34 “ §	9,435,138	9,352,343
5.250% due 02/20/36 “ §	5,869,135	5,822,610
5.670% due 03/25/35 “ §	7,118,180	7,149,324
5.690% due 06/25/35 ~ “ §	20,821,671	20,795,238

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
CS First Boston Mortgage Securities Corp
5.745% due 03/25/32 ~ “ §	$2,183,918	$2,180,509
DLJ Commercial Mortgage Corp
7.300% due 06/10/32 “	1,200,000	1,246,900
Downey Savings & Loan Association Mortgage Loan Trust
6.953% due 07/19/44 “ §	6,992,266	7,119,676
Fannie Mae
5.000% due 03/25/21 “	336,380	326,025
5.500% due 03/25/28 “	13,630,870	13,653,810
5.750% due 04/18/28 “ §	540,921	545,318
5.800% due 10/18/30 “ §	4,137	4,174
5.850% due 03/25/17 “ §	249,192	251,759
6.500% due 02/25/09 “	15,408	15,470
Fannie Mae (IO)
0.950% due 03/25/09 “ §	94,285	895
Fannie Mae Whole Loan
6.500% due 10/25/42 “	4,135,404	4,211,750
First Horizon Alternative Mortgage Securities
4.472% due 03/25/35 “ §	5,636,024	5,582,172
4.752% due 06/25/34 “ §	18,053,931	17,938,902
Freddie Mac
3.500% due 10/15/18 - 07/15/32 “ ±	14,022,192	13,894,021
4.000% due 05/15/16 “	718,394	709,227
5.000% due 09/15/16 - 07/15/25 “ ±	30,432,663	30,294,987
5.700% due 12/15/29 “ §	99,117	99,462
6.250% due 04/15/22 “	163,065	162,910
7.000% due 09/15/21 “	147,217	146,451
7.500% due 01/15/23 “	3,509,295	3,617,527
Freddie Mac Structured Pass-Through Securities
5.958% due 10/25/44 “ §	9,349,944	9,402,744
6.158% due 07/25/44 “ §	52,366,982	52,648,937
GMAC Commercial Mortgage Securities Inc (IO)
0.546% due 05/15/35 “ §	11,645,417	174,974
GMAC Mortgage Corp Loan Trust
5.500% due 09/25/34 “	6,446,611	6,402,181
Government National Mortgage Association
7.500% due 09/20/26 “	753,999	775,343
Greenpoint Mortgage Funding Trust
5.620% due 11/25/45 “ §	309,054	309,718
GSR Mortgage Loan Trust
4.540% due 09/25/35 “ §	496,059	487,585
Harborview Mortgage Loan Trust
5.720% due 02/19/34 “ §	377,989	378,787
Imperial Savings Association
8.429% due 02/25/18 “ §	6,836	6,828
IndyMac ARM Trust
6.713% due 01/25/32 “ §	130,451	130,097
JPMorgan Chase Commercial Mortgage Securities Corp
3.175% due 01/12/37 “	10,169	10,158
LB-UBS Commercial Mortgage Trust
2.720% due 03/15/27 “	441,871	432,277
Lehman Large Loan (IO)
0.752% due 10/12/34 “ §	3,396,163	74,539
MASTR Asset Securitization Trust
5.500% due 09/25/33 “	323,650	318,695
MLCC Mortgage Investors Inc
5.730% due 03/15/25 “ §	6,106,006	6,132,953
Mortgage Capital Funding Inc (IO)
1.393% due 11/20/27 “ §	2,523,243	18,156
Provident Funding Mortgage Loan Trust
4.048% due 04/25/34 “ §	54,233	53,309
Residential Accredit Loans Inc
5.560% due 04/25/46 “ §	560,902	559,810
Residential Asset Securitization Trust
5.500% due 01/25/34 “	8,988,449	8,953,774
Residential Asset Securitization Trust (IO)
0.000% due 11/25/35 “ §	20,868,166	155,420
Sequoia Mortgage Trust
5.700% due 07/20/33 “ §	5,994,331	6,015,595
Structured Asset Mortgage Investments Inc
5.570% due 05/25/36 “ §	2,742,942	2,744,523
5.580% due 05/25/45 “ §	1,298,230	1,302,199
5.630% due 02/25/36 “ §	3,868,089	3,875,588
5.640% due 07/19/34 “ §	193,018	193,222
5.680% due 09/19/32 “ §	612,925	613,924
5.770% due 10/19/33 “ §	18,504	18,604
Structured Asset Securities Corp
5.000% due 12/25/34 “	458,029	455,339
SunTrust Alternative Loan Trust (IO)
0.000% due 12/25/35 “ §	57,193,054	222,287
Union Planters Mortgage Finance Corp
6.800% due 01/25/28 “	1,175,992	1,177,802
Washington Mutual Alternative Mortgage Pass-Through Certificates (IO)
0.000% due 11/25/35 “ §	55,828,502	326,787
0.000% due 11/25/35 “ §	17,956,056	109,958
Washington Mutual Inc
5.114% due 10/25/32 “ §	858,864	854,684
5.590% due 12/26/45 “ §	385,849	387,159
5.596% due 02/27/34 “ §	3,809,256	3,819,799
5.620% due 12/25/27 “ §	12,847,199	12,852,908
5.640% due 10/25/45 “ §	384,318	385,075
5.660% due 01/25/45 “ §	5,485,058	5,498,316
5.670% due 01/25/45 “ §	312,334	313,719
6.227% due 08/25/42 “ §	455,545	456,416
Washington Mutual MSC Mortgage Pass-Through Certificates
5.390% due 02/25/33 “ §	113,354	112,893
6.944% due 02/25/33 “ §	525,122	526,085
Wells Fargo Mortgage-Backed Securities Trust
4.362% due 05/25/35 “ §	1,053,506	1,034,438
4.950% due 03/25/36 “ §	32,778,509	32,411,672
5.537% due 08/25/36 “ §	15,425,667	15,390,259

		402,268,265

Fannie Mae - 80.37%

4.022% due 06/01/34 “ §	120,692	118,682
4.164% due 09/01/33 “ §	218,443	216,472
4.187% due 02/01/33 “ §	78,453	78,915
4.190% due 11/01/34 “ §	36,595,398	36,245,711
4.247% due 03/01/34 “ §	128,668	127,486
4.295% due 03/01/33 “ §	137,048	134,967
4.324% due 01/01/34 “ §	92,029	90,926
4.426% due 04/01/35 “ §	7,424,601	7,316,028
4.500% due 11/01/14 “	1,592,029	1,559,284
4.523% due 11/01/34 “ §	113,065	111,962
4.605% due 07/01/33 “ §	159,463	151,690
4.689% due 02/01/33 “ §	2,457,962	2,464,381
4.696% due 08/01/35 “ §	5,483,738	5,411,729
4.727% due 12/01/34 “ §	12,845,070	12,706,105
4.737% due 09/01/35 “ §	1,992,572	1,967,797
4.740% due 07/01/35 “ §	18,791,724	18,565,051
5.000% due 06/01/18 - 03/01/36 “ ±	711,413,845	693,523,435
5.034% due 12/01/34 “ §	133,957	131,822
5.259% due 08/01/34 “ §	140,269	139,130
5.427% due 03/01/33 “ §	1,731,731	1,758,108
5.500% due 12/01/14 - 10/01/35 “ ±	907,290,533	897,070,740
5.555% due 05/01/36 “ §	244,542	246,591
5.556% due 05/01/36 “ §	7,305,938	7,367,132
5.568% due 05/01/36 “ §	233,019	234,973
5.957% due 08/01/42 “ §	2,538,335	2,560,913

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
5.958% due 08/01/42 - 10/01/44 “ § ±	$10,552,839	$10,608,021
6.000% due 04/01/16 - 07/01/23 “ ±	37,235,672	37,742,872
6.000% due 01/11/37 - 02/12/37 # “ ±	920,800,000	927,060,388
6.187% due 09/01/34 “ §	3,717,418	3,753,261
6.500% due 01/01/13 - 10/01/36 “ ±	258,475,893	263,483,044
6.500% due 01/11/37 # “	83,000,000	84,582,146
6.615% due 04/01/27 “ §	144,328	146,554
6.667% due 01/01/23 “ §	250,871	255,021
6.713% due 01/01/25 “ §	110,160	111,574
6.825% due 08/01/09 “	925,289	949,412
6.875% due 08/01/09 “	926,071	951,144
6.900% due 09/01/09 “	548,487	564,273
7.148% due 12/01/22 “ §	68,689	69,769
7.450% due 11/01/23 “ §	124	125
8.000% due 04/01/30 - 08/01/30 “ ±	40,014	42,219

		3,020,619,853

Federal Housing Authority - 0.10%

7.430% due 09/01/19 - 10/01/24 “ ±	3,619,639	3,646,787

Freddie Mac - 1.24%

4.000% due 07/01/18 “	6,253	5,899
5.339% due 09/01/35 “ §	20,862,610	20,901,342
5.500% due 03/01/23 - 01/01/30 “ ±	12,186,339	12,128,366
5.711% due 03/01/32 “ §	873,145	880,476
5.802% due 06/01/17 “ §	11,463	11,456
5.874% due 07/01/32 “ §	258,356	259,674
5.883% due 03/01/32 “ §	405,447	407,863
5.941% due 05/01/32 “ §	192,725	193,974
6.000% due 03/03/18 - 10/01/22 “ ±	6,312,715	6,403,065
6.500% due 01/01/15 - 05/01/17 “ ±	5,072,420	5,193,405
6.678% due 05/01/23 “ §	25,792	26,480
6.923% due 01/01/28 “ §	83,246	83,738

		46,495,738

Government National Mortgage Association - 0.63%

4.750% due 03/20/32 “ §	257,863	257,643
5.000% due 03/20/32 - 01/20/33 “ § ±	1,289,522	1,290,003
5.125% due 12/20/22 - 12/20/32 “ § ±	3,915,227	3,966,493
5.250% due 03/20/28 - 03/20/29 “ § ±	102,042	102,339
5.375% due 05/20/22 - 06/20/32 “ § ±	9,358,617	9,446,108
5.500% due 09/20/30 - 03/20/33 “ § ±	2,648,746	2,654,699
5.625% due 11/20/24 - 03/20/33 “ § ±	421,695	423,326
5.750% due 07/20/23 - 03/20/29 “ § ±	1,294,116	1,310,669
6.000% due 08/15/31 “	27,652	28,090
6.250% due 08/20/20 - 07/20/24 “ § ±	317,781	320,668
7.500% due 04/15/30 - 12/15/31 “ ±	277,376	289,598
8.000% due 12/15/29 - 08/15/32 “ ±	1,342,259	1,422,772
8.500% due 09/15/16 - 01/15/31 “ ±	1,775,237	1,906,746
9.000% due 02/15/17 - 04/15/20 “ ±	30,144	32,452
10.000% due 05/15/19 - 02/15/25 “ ±	40,293	44,722

		23,496,328

Total Mortgage-Backed Securities (Cost $3,512,797,181)		3,496,526,971

ASSET-BACKED SECURITIES - 0.76%

Argent Securities Inc
5.450% due 11/25/35 “ §	66,101	66,149
5.490% due 02/25/36 “ §	1,071,165	1,071,920
Carrington Mortgage Loan Trust
5.415% due 07/25/36 “ §	61,523	61,564
Centex Home Equity Co LLC
5.400% due 06/25/36 “ §	67,043	67,086
Citigroup Mortgage Loan Trust Inc
5.390% due 08/25/36 “ §	81,668	81,714
5.420% due 08/25/36 “ §	181,818	181,944
5.430% due 12/25/35 “ §	3,415,271	3,417,879
ContiMortgage Home Equity Loan Trust
6.970% due 12/25/13 “ §	132,703	132,516
Countrywide Asset-Backed Certificates
5.380% due 04/25/28 “ §	2,552,753	2,554,555
5.400% due 11/25/28 “ §	323,125	323,495
5.410% due 02/25/29 “ §	76,547	76,596
Delta Funding Home Equity Loan Trust
7.030% due 08/15/30 “	121,662	121,449
First Franklin Mortgage Loan Asset-Backed Certificates
5.440% due 01/25/36 “ §	173,814	173,957
First NLC Trust
5.470% due 02/25/36 “ §	1,161,366	1,162,206
Fremont Home Loan Trust
5.400% due 05/25/36 “ §	47,318	47,352
5.440% due 01/25/36 “ §	52,854	52,892
5.450% due 05/25/36 “ §	100,000	100,075
GE-WMC Mortgage Securities LLC
5.360% due 08/25/36 “ §	88,163	88,220
GSAMP Trust
5.460% due 11/25/35 “ §	161,534	161,655
IMC Home Equity Loan Trust
6.340% due 08/20/29 “ §	207,593	207,164
JPMorgan Mortgage Acquisition Corp
5.410% due 01/25/32 “ §	131,637	131,726
5.420% due 05/25/35 “ §	95,601	95,670
Long Beach Mortgage Loan Trust
5.370% due 08/25/36 “ §	86,616	86,678
5.410% due 04/25/36 “ §	469,376	469,732
5.630% due 10/25/34 “ §	172,127	172,317
Mid-State Trust
7.340% due 07/01/35 “	2,443,023	2,602,242
7.791% due 03/15/38 “	946,074	1,018,659
8.330% due 04/01/30 “	5,435,428	5,617,178
Morgan Stanley Asset-Backed Securities Capital I
5.390% due 07/25/36 “ §	78,488	78,538
New Century Home Equity Loan Trust
5.420% due 08/25/36 “ §	71,449	71,499
5.460% due 09/25/35 “ §	362,580	362,778
Newcastle Mortgage Securities Trust
5.420% due 03/25/36 “ §	220,105	220,282
NPF XII Inc
2.200% due 12/01/03 + ~ “ § ¤	6,000,000	360,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
Oakwood Mortgage Investors Inc (IO)
6.000% due 08/15/09 “	$608,000	$70,805
Renaissance Home Equity Loan Trust
5.790% due 08/25/33 “ §	1,036,916	1,040,088
Residential Asset Securities Corp
5.360% due 06/25/36 “ §	75,290	75,345
5.420% due 07/25/36 “ §	74,560	74,612
5.430% due 01/25/36 “ §	305,100	305,332
5.440% due 01/25/36 “ §	246,135	246,337
Residential Funding Mortgage Securities II Inc
5.490% due 09/25/35 “ §	258,991	259,190
Saxon Asset Securities Trust
5.610% due 08/25/32 “ §	9,338	9,347
Securitized Asset-Backed Receivables LLC Trust
5.470% due 01/25/36 “ §	36,867	36,893
SG Mortgage Securities Trust
5.450% due 10/25/35 “ §	87,947	88,010
Small Business Administration
4.754% due 08/10/14 “	4,244,720	4,137,951
7.452% due 09/01/10 “	120,038	126,008
7.640% due 03/10/10 “	155,901	163,957
8.017% due 02/10/10 “	212,678	224,379
Soundview Home Equity Loan Trust
5.360% due 11/25/36 “ §	75,165	75,223
5.460% due 11/25/35 “ §	133,096	133,191
Structured Asset Securities Corp
5.640% due 01/25/33 “ §	43,087	43,221

Total Asset-Backed Securities (Cost $28,514,125)		28,547,576

U.S. GOVERNMENT AGENCY ISSUES - 0.61%

Fannie Mae
5.000% due 07/29/19	17,000,000	16,805,622
Federal Home Loan Bank
0.000% due 02/27/12 §	3,500,000	3,243,397
Small Business Administration Participation Certificates
6.120% due 09/01/21	2,939,114	3,030,348

Total U.S. Government Agency Issues (Cost $23,558,782)		23,079,367

U.S. TREASURY OBLIGATIONS - 8.29%

U.S. Treasury Inflation Protected Securities - 8.29%

0.875% due 04/15/10 # ^	85,008,020	81,131,983
2.000% due 07/15/14 ^	20,130,288	19,544,476
2.500% due 07/15/16 ^	19,088,922	19,239,553
3.375% due 01/15/07 # ^	117,282,077	117,469,428
3.625% due 01/15/08 # ^	72,184,394	73,167,074
3.875% due 01/15/09 ^	923,025	948,697

		311,501,211

Total U.S. Treasury Obligations (Cost $312,428,734)		311,501,211

FOREIGN GOVERNMENT BONDS, NOTES & RIGHTS - 1.19%

Bundesrepublik Deutschland (Germany)
4.250% due 07/04/14	EUR 3,700,000	4,976,101
5.000% due 07/04/11	1,200,000	1,652,022
Hong Kong Government International Bond (Hong Kong)
5.125% due 08/01/14 ~	$8,100,000	8,108,230
Hydro Quebec (Canada)
8.625% due 06/15/29	1,000,000	1,409,900
Province of Quebec (Canada)
5.000% due 12/01/38	CAD 11,000,000	9,909,103
7.500% due 07/15/23	2,495,000	3,066,138
Province of Saskatchewan (Canada)
8.500% due 07/15/22	$340,000	450,700
Republic of Panama (Panama)
6.700% due 01/26/36	10,935,000	11,427,075
Republic of South Africa (South Africa)
7.375% due 04/25/12	320,000	344,800
9.125% due 05/19/09	1,125,000	1,217,812
State of Qatar (Qatar)
9.500% due 05/21/09	230,000	251,666
Ukraine Government Bond (Ukraine)
6.875% due 03/04/11	570,000	587,271
7.650% due 06/11/13	1,100,000	1,186,790

	Notional
	Amount
United Mexican States Value Recovery Rights (Mexico)
0.000% due 06/30/07 §	21,250,000	308,125

Total Foreign Government Bonds, Notes & Rights (Cost $42,770,819)		44,895,733

	Principal
	Amount
MUNICIPAL BONDS - 1.80%

Auburn University AL ‘A’
5.000% due 04/01/29	5,015,000	5,285,359
Badger Tobacco Asset Securitization Corp WI
6.125% due 06/01/27	2,365,000	2,534,665
California Educational Facilities Authority ‘A’
5.000% due 10/01/33	1,200,000	1,256,184
Georgia State Road & Tollway Authority
5.125% due 03/01/20	4,000,000	4,263,320
Golden State Tobacco Securitization Corp CA ‘A-1’
6.250% due 06/01/33	400,000	447,540
Hamilton OH School Districts Gas Supply Revenue
7.740% due 02/01/12	5,500,000	5,908,155
Honolulu City & County HI ‘A’
5.000% due 07/01/23 ♦	3,080,000	3,277,674
Illinois Health Facilities Authority
6.125% due 11/15/22	1,000,000	1,087,640
Lee County Florida Apartment Revenue ‘A’
6.000% due 10/01/29	1,000,000	1,081,400
New Mexico Mortgage Finance Authority ‘F-1’
7.070% due 03/01/28	15,000	15,450
New York City Municipal Water Finance Authority ‘D’
5.000% due 06/15/38 ♦	6,300,000	6,650,595
Pierce County School District WA
5.000% due 12/01/23 ♦	3,000,000	3,166,980

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
Puerto Rico Commonwealth ‘A’
5.125% due 07/01/31	$500,000	$521,533
State of Georgia ‘B’
5.000% due 05/01/20 ♦	2,750,000	2,929,438
Texas State Transportation Commission Mobility Fund ‘A’
4.750% due 04/01/35	4,800,000	4,898,112
Tobacco Settlement Financing Corp LA ‘B’
5.875% due 05/15/39	4,935,000	5,308,481
Tobacco Settlement Financing Corp NJ
6.000% due 06/01/37	1,515,000	1,644,123
6.125% due 06/01/42	1,220,000	1,331,288
6.750% due 06/01/39	3,535,000	4,043,086
Tobacco Settlement Financing Corp RI ‘A’
6.125% due 06/01/32	2,735,000	2,928,529
6.250% due 06/01/42	900,000	962,793
Tobacco Settlement Financing Corp VA
5.625% due 06/01/37	1,600,000	1,701,744
Tobacco Settlement Revenue Management SC ‘B’
6.000% due 05/15/22	6,220,000	6,603,774

Total Municipal Bonds (Cost $62,964,419)		67,847,863

	Notional
	Amount
PURCHASED CALL OPTIONS - 0.56%

1-Year Interest Rate Swap OTC Strike @ $4.70 Exp. 08/08/07 (Pay 3-Month LIBOR, Receive 4.700%) Broker: Goldman Sachs	129,500,000	114,996
1-Year Interest Rate Swap OTC Strike @ $4.75 Exp. 07/02/07 (Pay 3-Month LIBOR, Receive 4.750%) Broker: Deutsche Bank	410,100,000	303,884
1-Year Interest Rate Swap OTC Strike @ $4.85 Exp. 03/26/07 (Pay 3-Month LIBOR, Receive 4.850%) Broker: Royal Bank of Scotland	435,100,000	80,058
1-Year Interest Rate Swap OTC Strike @ $4.85 Exp. 07/02/07 (Pay 3-Month LIBOR, Receive 4.850%) Broker: Royal Bank of Scotland	224,100,000	220,963
2-Year Interest Rate Swap OTC Strike @ $3.96 Exp. 07/02/07 (Pay 3-Month EUR LIBOR, Receive 3.960%) Broker: Citigroup	EUR 371,000,000	601,397
2-Year Interest Rate Swap OTC Strike @ $4.73 Exp. 02/01/07 (Pay 3-Month LIBOR, Receive 4.730%) Broker: Wachovia	$127,100,000	4,194
2-Year Interest Rate Swap OTC Strike @ $4.75 Exp. 07/02/07 (Pay 3-Month LIBOR, Receive 4.750%) Broker: Royal Bank of Scotland	104,000,000	211,952
2-Year Interest Rate Swap OTC Strike @ $4.80 Exp. 08/08/07 (Pay 3-Month LIBOR, Receive 4.800%) Broker: Bank of America	86,800,000	245,297
2-Year Interest Rate Swap OTC Strike @ $4.90 Exp. 07/02/07 (Pay 3-Month LIBOR, Receive 4.900%) Broker: Bank of America	259,100,000	773,932
2-Year Interest Rate Swap OTC Strike @ $4.90 Exp. 10/25/07 (Pay 3-Month LIBOR, Receive 4.900%) Broker: Royal Bank of Scotland	132,300,000	606,199
2-Year Interest Rate Swap OTC Strike @ $5.00 Exp. 06/15/07 (Pay 3-Month GBP LIBOR, Receive 5.000%) Broker: Citigroup	GBP 75,200,000	33,129
2-Year Interest Rate Swap OTC Strike @ $5.00 Exp. 06/15/07 (Pay 3-Month GBP LIBOR, Receive 5.000%) Broker: Goldman Sachs	32,000,000	26,704
2-Year Interest Rate Swap OTC Strike @ $5.00 Exp. 12/20/07 (Pay 3-Month LIBOR, Receive 5.000%) Broker: Lehman Brothers	$204,000,000	1,244,604
2-Year Interest Rate Swap OTC Strike @ $5.06 Exp. 06/15/07 (Pay 3-Month GBP LIBOR, Receive 5.060%) Broker: JPMorgan Chase	GBP 35,000,000	26,515
2-Year Interest Rate Swap OTC Strike @ $5.08 Exp. 04/19/07 (Pay 3-Month LIBOR, Receive 5.080%) Broker: Royal Bank of Scotland	$72,500,000	217,065
2-Year Interest Rate Swap OTC Strike @ $5.18 Exp. 09/14/07 (Pay 3-Month GBP LIBOR, Receive 5.180%) Broker: Royal Bank of Scotland	GBP 273,300,000	746,974
2-Year Interest Rate Swap OTC Strike @ $5.25 Exp. 06/07/07 (Pay 3-Month LIBOR, Receive 5.250%) Broker: Royal Bank of Scotland	$198,000,000	1,161,666
2-Year Interest Rate Swap OTC Strike @ $5.25 Exp. 07/02/07 (Pay 3-Month LIBOR, Receive 5.250%) Broker: Royal Bank of Scotland	506,300,000	3,213,992
2-Year Interest Rate Swap OTC Strike @ $5.37 Exp. 07/02/07 (Pay 3-Month LIBOR, Receive 5.370%) Broker: Royal Bank of Scotland	537,300,000	4,228,014
2-Year Interest Rate Swap OTC Strike @ $5.50 Exp. 06/29/07 (Pay 3-Month LIBOR, Receive 5.500%) Broker: Royal Bank of Scotland	265,000,000	2,555,395
2-Year Interest Rate Swap OTC Strike @ $5.50 Exp. 07/09/07 (Pay 3-Month LIBOR, Receive 5.500%) Broker: Goldman Sachs	158,900,000	1,555,631
30-Year Interest Rate Swap OTC Strike @ $5.75 Exp. 04/27/09 (Pay 3-Month LIBOR, Receive 5.750%) Broker: Lehman Brothers	28,200,000	2,510,505

	Number of
	Contracts
Eurodollar (06/07) Futures CME Strike @ $95.25 Exp. 06/18/07 Broker: Fortis	2,915	218,625

Total Purchased Call Options (Cost $21,238,396)		20,901,691

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Notional
	Amount	Value
PURCHASED PUT OPTIONS - 0.02%

30-Year Interest Rate Swap OTC Strike @ $6.25 Exp. 04/27/09 (Receive 3-Month LIBOR, Pay 6.250%) Broker: Lehman Brothers	$28,200,000	$514,312

	Number of
	Contracts
30-Year U.S. Treasury Bond Futures CBOT Strike @ $106.00 Exp. 02/23/07 Broker: Citigroup	680	21,250
Eurodollar (06/07) Futures CME Strike @ $91.25 Exp. 06/18/07 Broker: Goldman Sachs	3,704	23,150
Eurodollar (09/07) Futures CME Strike @ $90.75 Exp. 09/17/07 Broker: Merrill Lynch	60	375
Eurodollar (09/07) Futures CME Strike @ $91.25 Exp. 09/17/07 Broker: Merrill Lynch	3,153	19,706
Eurodollar (09/07) Futures CME Strike @ $91.50 Exp. 09/17/07 Broker: Merrill Lynch	4,898	30,612
Eurodollar (12/07) Futures CME Strike @ $92.25 Exp. 12/17/07 Broker: Bear Stearns	1,200	7,500
Eurodollar (03/08) Futures CME Strike @ $91.50 Exp. 03/17/08 Broker: Merrill Lynch	1,400	8,750
Eurodollar (03/08) Futures CME Strike @ $91.75 Exp. 03/17/08 Broker: Bear Stearns	45	281
Eurodollar (03/08) Futures CME Strike @ $91.75 Exp. 03/17/08 Broker: Goldman Sachs	1,400	8,750
Eurodollar (03/08) Futures CME Strike @ $91.75 Exp. 03/17/08 Broker: Merrill Lynch	5,988	37,425
Eurodollar (03/08) Futures CME Strike @ $92.00 Exp. 03/17/08 Broker: Merrill Lynch	1,131	7,069
Fannie Mae 6.000% due 03/13/37 OTC Strike @ $91.88 Exp. 03/06/07 Broker: Merrill Lynch	8,650	39,790

Total Purchased Put Options (Cost $2,309,923)		718,970

	Principal
	Amount
SHORT-TERM INVESTMENTS - 16.43%

Certificates of Deposit - 0.44%

Countrywide Bank NA
5.350% due 04/25/07	$16,900,000	16,613,376

Commercial Paper - 5.36%

Bank of America Corp
5.245% due 03/30/07	39,300,000	38,779,668
Rabobank USA Finance Corp
5.280% due 01/02/07	94,900,000	94,886,081
Societe Generale North America Inc
5.270% due 01/02/07	67,900,000	67,890,060

		201,555,809

Foreign Government Issues - 6.60%

Bundesobligation (Germany)
4.000% due 02/16/07	EUR 126,840,000	167,489,076
German Treasury Bills (Germany)
2.979% due 01/17/07	45,100,000	59,453,653
3.131% due 02/14/07	15,800,000	20,774,325

		247,717,054

U.S. Treasury Bills - 1.39%

4.795% due 03/15/07 □	$12,860,000	12,737,624
4.805% due 03/15/07 ‡	21,275,000	21,072,547
4.806% due 03/15/07 ‡ □	3,000,000	2,971,452
4.807% due 03/15/07 □	695,000	688,386
4.810% due 03/15/07 □	2,560,000	2,535,639
4.815% due 03/15/07	150,000	148,573
4.820% due 03/01/07	290,000	287,780
4.825% due 03/15/07	2,750,000	2,723,831
4.835% due 03/01/07 ‡	500,000	496,038
4.842% due 03/01/07 ‡	1,430,000	1,418,653
4.853% due 03/01/07 ‡	500,000	496,024
4.873% due 03/01/07 ‡	1,000,000	992,015
4.885% due 03/01/07 ‡	1,100,000	1,091,193
4.888% due 03/01/07 □	2,040,000	2,023,658
4.900% due 03/01/07 □	750,000	744,240
4.901% due 03/01/07	1,250,000	1,240,244
4.905% due 03/01/07	750,000	744,260

		52,412,157

Repurchase Agreements - 2.64%

Lehman Brothers Holdings Inc 4.850% due 01/02/07 (Dated 12/29/06, repurchase price of $82,044,189; collateralized by U.S. Treasury Inflation Protected Securities: 3.500% due 01/15/11 and market value $84,001,854)	82,000,000	82,000,000

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $17,131,276; collateralized by U.S. Treasury Notes: 3.875% due 09/15/10 and market value $17,469,306)	17,123,000	17,123,000

		99,123,000

Total Short-Term Investments (Cost $606,782,852)		617,421,396

TOTAL INVESTMENTS - 131.26% (Cost $4,931,684,903)		4,933,032,188

OTHER ASSETS & LIABILITIES, NET - (31.26%)		(1,174,899,259)

NET ASSETS - 100.00%		$3,758,132,929

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

Notes to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	93.04%
Short-Term Investments	16.43%
U.S. Treasury Obligations	8.29%
Corporate Bonds & Notes	6.67%
Bank Loan Obligations	1.87%
Municipal Bonds	1.80%
Foreign Government Bonds, Notes & Rights	1.19%
Asset-Backed Securities	0.76%
U.S. Government Agency Issues	0.61%
Purchased Options	0.58%
Equity Securities	0.02%

131.26%
Other Assets & Liabilities, Net	(31.26%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with an approximate aggregate market value of $27,298,773 were segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2006:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

3-Month EURIBOR (09/07)	504	EUR 504,000,000	($437,412)
Euro-Bobl 5-Year Notes (03/07)	367	36,700,000	(686,883)
Euro-Bund 10-Year Note Put Options Strike @ $113.00 (02/07)	1,020	102,000,000	40,268
Euro-Bund 10-Year Notes (03/07)	1,834	183,400,000	(6,685,940)
Eurodollar (03/07)	2,016	$2,016,000,000	(239,198)
Eurodollar (06/07)	3,192	3,192,000,000	(212,738)
Eurodollar (09/07)	2,242	2,242,000,000	(1,715,717)
Eurodollar (12/07)	4,494	4,494,000,000	(1,760,276)
Eurodollar (03/08)	9,436	9,436,000,000	(3,155,153)
Japanese Government 10-Year Bonds (03/07)	11	JPY 1,100,000,000	(14,862)
United Kingdom 90-Day LIBOR Put Options Strike @ $92.75 (12/07)	1,939	GBP 969,500,000	(23,207)
United Kingdom 90-Day LIBOR Put Options Strike @ $93.25 (12/07)	2,117	1,058,500,000	103,661
United Kingdom 90-Day LIBOR Sterling Interest Rate (12/07)	4,133	2,066,500,000	(2,974,896)
U.S. Treasury 10-Year Notes (03/07)	2,370	$237,000,000	(2,795,523)
U.S. Treasury 30-Year Bonds (03/07)	680	68,000,000	(1,641,078)

Short Futures Outstanding

Euro-Bund 10-Year Note Call Options Strike @ $120.50 (02/07)	1,111	EUR 111,100,000	229,498
Euro-Bund 10-Year Note Put Options Strike @ $116.50 (02/07)	1,111	111,100,000	(1,077,155)
Eurodollar (06/08)	152	$152,000,000	146,055
Eurodollar (09/08)	157	157,000,000	145,655
Eurodollar (03/09)	50	50,000,000	(21,849)

			($22,776,750)

(d)	Transactions in written options for the year ended December 31, 2006 were as follows:

	Number of Contracts	Premium

Outstanding, December 31, 2005	511,600,000	$3,877,613
Call Options Written	2,265,328,702	23,863,826
Put Options Written	278,903,943	2,525,828
Call Options Expired	(263,000,000)	(1,113,510)
Put Options Expired	(42,900,000)	(250,236)
Call Options Repurchased	(805,625,787)	(5,953,090)
Put Options Repurchased	(153,003,943)	(1,736,092)

Outstanding, December 31, 2006	1,791,302,915	$21,214,339

(e)	Premiums received and value of written options outstanding as of December 31, 2006:

		Pay/Receive
		Floating Rate
		Based on 3-Month	Exercise	Expiration	Notional
Counterparty	Type	USD-LIBOR	Rate	Date	Amount	Premium	Value

Bank of America	Call - OTC 10-Year Interest Rate Swap	Receive	4.600%	01/02/07	$83,000,000	$854,900	$83
Bank of America	Put - OTC 10-Year Interest Rate Swap	Pay	5.900%	01/02/07	83,000,000	539,500	1
Wachovia	Call - OTC 5-Year Interest Rate Swap	Receive	4.780%	02/01/07	54,600,000	447,720	14,251
Royal Bank of Scotland	Call - OTC 5-Year Interest Rate Swap	Receive	4.850%	03/26/07	103,500,000	685,687	268,375

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

		Pay/Receive
		Floating Rate
		Based on 3-Month	Exercise	Expiration	Notional
Counterparty	Type	USD-LIBOR	Rate	Date	Amount	Premium	Value

Royal Bank of Scotland	Call - OTC 5-Year Interest Rate Swap	Receive	5.220%	04/19/07	$31,500,000	$248,889	$340,452
Royal Bank of Scotland	Call - OTC 5-Year Interest Rate Swap	Receive	5.340%	06/07/07	87,000,000	884,790	1,390,260
Royal Bank of Scotland	Call - OTC 5-Year Interest Rate Swap	Receive	5.600%	06/29/07	115,700,000	1,278,485	2,926,863
Royal Bank of Scotland	Call - OTC 5-Year Interest Rate Swap	Receive	4.750%	07/02/07	90,400,000	881,400	377,510
Royal Bank of Scotland	Call - OTC 5-Year Interest Rate Swap	Receive	4.950%	07/02/07	47,900,000	517,320	343,587
Bank of America	Call - OTC 5-Year Interest Rate Swap	Receive	5.000%	07/02/07	112,500,000	922,500	914,962
Royal Bank of Scotland	Call - OTC 5-Year Interest Rate Swap	Receive	5.000%	07/02/07	45,200,000	472,340	367,612
Royal Bank of Scotland	Call - OTC 5-Year Interest Rate Swap	Receive	5.370%	07/02/07	220,000,000	2,660,583	3,870,240
Royal Bank of Scotland	Call - OTC 7-Year Interest Rate Swap	Receive	5.500%	07/02/07	176,300,000	2,031,565	4,708,268
Goldman Sachs	Call - OTC 7-Year Interest Rate Swap	Receive	5.620%	07/09/07	52,100,000	786,580	1,688,144
Goldman Sachs	Call - OTC 7-Year Interest Rate Swap	Receive	4.850%	08/08/07	21,100,000	287,488	152,152
Bank of America	Call - OTC 5-Year Interest Rate Swap	Receive	4.900%	08/08/07	37,700,000	331,760	273,212
Royal Bank of Scotland	Call - OTC 5-Year Interest Rate Swap	Receive	5.010%	10/25/07	57,100,000	525,663	635,866
Lehman Brothers	Call - OTC 5-Year Interest Rate Swap	Receive	5.150%	12/20/07	88,900,000	1,284,383	1,351,013

		EUR-LIBOR

Citigroup	Call - OTC 5-Year Interest Rate Swap	Receive	4.100%	07/02/07	EUR 157,800,000	1,995,335	1,223,989

		GBP-LIBOR

Citigroup	Call - OTC 8-Year Interest Rate Swap	Receive	4.850%	06/15/07	GBP 21,500,000	396,224	103,519
Goldman Sachs	Call - OTC 8-Year Interest Rate Swap	Receive	4.850%	06/15/07	8,000,000	120,040	38,519
JPMorgan Chase	Call - OTC 8-Year Interest Rate Swap	Receive	4.850%	06/15/07	10,000,000	151,341	48,148
Royal Bank of Scotland	Call - OTC 8-Year Interest Rate Swap	Receive	4.850%	09/14/07	78,100,000	1,562,714	715,864

				Number of
		Strike Price		Contracts
Fortis	Call - CME Eurodollar (06/07)	$95.75	06/15/07	2,915	1,302,276	437,250

				Notional
				Amount
Morgan Stanley	Call - OTC Credit Default Swap
	British Telecom PLC 7.125% due 02/15/11	0.45	06/20/08	$8,400,000	44,856	36,574

					$21,214,339	$22,226,714

(f)	Restricted securities as of December 31, 2006:

Issuer and	Coupon	Maturity			Value as a %
Acquisition Date(s)	Rate	Date	Cost	Value	of Net Assets

Allied Waste Industries Inc
09/15/05	5.320%	01/15/12	$273,238	$271,639	0.01%
09/15/05	7.120%	01/15/12	117,095	116,312	0.00%
09/15/05	7.130%	01/15/12	114,729	110,773	0.00%
09/15/05	7.170%	01/15/12	342,922	340,628	0.01%
09/15/05	7.210%	01/15/12	55,742	55,369	0.00%
Cablecom GMBH ‘A’
11/22/06	3.360%	04/15/11	4,114,978	4,123,319	0.11%
DaVita Inc ‘B’
09/15/05	7.320%	10/05/12	13,725	13,820	0.00%
09/15/05	7.350%	10/05/12	75,294	75,812	0.00%
09/15/05	7.360%	10/05/12	460,238	456,843	0.01%
09/15/05	7.370%	10/05/12	78,047	78,181	0.00%
09/15/05	7.380%	10/05/12	81,547	80,945	0.00%
12/30/05	7.690%	10/05/12	125,049	125,909	0.01%
Ford Motor Co ‘B’
12/12/06	8.360%	11/29/13	9,400,000	9,418,471	0.25%
Nordic Telephone ‘B’
05/18/06	5.939%	11/30/14	4,525,415	4,668,636	0.12%
Nordic Telephone ‘C’
05/18/06	6.439%	11/30/14	4,520,831	4,688,272	0.13%
Pirelli Cable SA ‘B’
10/13/05 - 10/17/05	6.159%	06/23/13	3,329,436	3,635,234	0.10%
Pirelli Cable SA ‘C’
10/13/05 - 10/17/05	6.659%	06/23/14	3,781,688	4,138,030	0.11%
Reynolds American Inc
05/31/06	7.104%	05/31/12	2,741,935	2,763,786	0.07%
05/31/06	7.125%	05/31/12	136,290	137,376	0.00%
05/31/06	7.188%	05/31/12	2,096,774	2,113,483	0.06%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

Issuer and	Coupon	Maturity			Value as a %
Acquisition Date(s)	Rate	Date	Cost	Value	of Net Assets

SIGMAKALON ‘A’
11/10/05	5.722%	06/30/12	$1,535,829	$1,735,753	0.05%
SIGMAKALON ‘B’
11/10/05	6.222%	09/19/12	2,014,753	2,299,101	0.06%
SIGMAKALON ‘B1’
11/10/05	6.222%	09/19/12	1,368,331	1,562,670	0.04%
SIGMAKALON ‘C1’
11/10/05	6.972%	09/19/13	3,145,755	3,605,489	0.10%
UPC Broadband Holding BV ‘J1’
04/21/06	5.507%	03/31/13	2,099,833	2,168,339	0.06%
UPC Broadband Holding BV ‘K1’
04/21/06	6.103%	12/31/13	2,631,477	2,717,620	0.07%
Weather Investments Sarl ‘A’
05/08/06	5.505%	06/17/12	6,316,263	6,348,096	0.17%
Weather Investments Sarl ‘B’
05/08/06	6.298%	06/17/13	2,637,144	2,658,103	0.07%
Weather Investments Sarl ‘C’
05/08/06	6.798%	06/17/14	2,637,192	2,669,242	0.07%
Yell ‘B’
08/10/06	7.350%	02/10/13	7,000,000	7,052,108	0.19%

			$67,771,550	$70,229,359	1.87%

(g)	Investments sold short outstanding as of December 31, 2006:

	Principal
Type	Amount	Value

Fannie Mae
5.000% due 01/11/37 #	$107,000,000	$103,321,875
5.000% due 02/12/37 #	208,900,000	201,719,063
5.500% due 01/11/37 #	555,500,000	549,077,309
U.S. Treasury Notes
3.125% due 10/15/08 #	22,900,000	22,246,113
3.250% due 08/15/07 #	259,300,000	256,575,535
3.375% due 11/15/08 #	4,800,000	4,678,502
4.125% due 05/15/15 #	24,300,000	23,340,344
4.250% due 11/15/13 #	700,000	681,735
4.750% due 05/15/14 #	46,100,000	46,233,275
4.875% due 02/15/12 #	165,600,000	167,165,583

Total Investments sold short (Proceeds $1,383,760,559)		$1,375,039,334

(h)	Forward foreign currency contracts outstanding as of December 31, 2006 were as follows:

				Net Unrealized
				Appreciation
Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	(Depreciation)

Buy	AUD	1,608,000	01/07	$18,772
Buy	AUD	1,758,000	02/07	8,049
Buy	BRL	27,896,191	01/07	191,959
Sell	BRL	27,896,191	01/07	(129,197)
Buy	BRL	5,164,466	05/07	61,478
Buy	BRL	47,583,116	06/07	320,335
Sell	CAD	40,753,147	01/07	481,588
Buy	CHF	10,070,000	03/07	(135,757)
Sell	CHF	15,105,000	03/07	169,121
Buy	CLP	972,000,000	05/07	(20,752)
Buy	CLP	107,700,000	06/07	(1,907)
Buy	CNY	28,579,500	03/07	(876)
Buy	CNY	377,708,242	05/07	127,546
Buy	CNY	333,361,778	11/07	211,746
Sell	DKK	49,714,000	03/07	35,523
Sell	DKK	199,971,000	03/07	(166,716)
Buy	EUR	104,020,000	01/07	728,382
Buy	EUR	16,971,000	01/07	(27,190)
Sell	EUR	90,097,000	01/07	893,926
Sell	EUR	271,069,000	01/07	(2,803,927)
Sell	GBP	17,435,000	01/07	52,410
Sell	GBP	9,466,000	01/07	(137,342)
Buy	INR	53,438,000	03/07	46,925

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

				Net Unrealized
				Appreciation
Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	(Depreciation)

Buy	JPY	1,118,075,000	01/07	($58,232)
Sell	JPY	2,440,065,928	01/07	297,516
Buy	JPY	6,176,290,000	02/07	(727,940)
Buy	KRW	655,846,000	02/07	21,042
Buy	KRW	882,475,000	03/07	23,980
Buy	MXN	149,235,394	01/07	240,568
Buy	NZD	457,000	01/07	7,493
Buy	RUB	4,819,049	01/07	2,113
Buy	RUB	22,719,000	03/07	8,581
Buy	RUB	11,146,951	09/07	(1,771)
Buy	SGD	953,000	01/07	7,826
Buy	SGD	1,279,000	03/07	22,830
Buy	TWD	43,426,000	02/07	(11,370)

				($243,268)

(i)	Securities with an approximate aggregate market value of $17,585,943 were pledged as collateral for swap contracts as of December 31, 2006.

(j)	Credit default swaps outstanding as of December 31, 2006:

						Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Notional	Appreciation
Counterparty	Reference Entity	Protection (1)	Fixed Rate	Date	Amount	(Depreciation)

Merrill Lynch	Russian Federation 5.000% due 03/31/30	Sell	0.610%	03/20/07	$6,900,000	$7,160
Goldman Sachs	Russian Federation 5.000% due 03/31/30	Sell	0.700%	03/20/07	2,000,000	2,480
JPMorgan Chase	Russian Federation 5.000% due 03/31/30	Sell	0.770%	05/20/07	200,000	443
Goldman Sachs	Ford Motor Credit Co 7.000% due 10/01/13	Sell	4.500%	06/20/07	1,000,000	19,372
JPMorgan Chase	Ford Motor Credit Co 7.000% due 10/01/13	Sell	4.600%	06/20/07	1,500,000	29,768
UBS	Ford Motor Credit Co 7.000% due 10/01/13	Sell	4.650%	06/20/07	1,000,000	20,082
JPMorgan Chase	Ford Motor Credit Co 7.000% due 10/01/13	Sell	4.700%	06/20/07	1,000,000	20,318
Bear Stearns	Ford Motor Credit Co 7.000% due 10/01/13	Sell	4.750%	06/20/07	2,000,000	41,110
JPMorgan Chase	Ford Motor Credit Co 7.000% due 10/01/13	Sell	4.750%	06/20/07	1,000,000	20,555
Lehman Brothers	Ford Motor Credit Co 7.000% due 10/01/13	Sell	4.750%	06/20/07	1,000,000	20,555
JPMorgan Chase	American International Group 0.000% due 11/09/31	Sell	0.050%	12/20/07	12,600,000	3,851
Deutsche Bank	Russian Federation 5.000% due 03/31/30	Sell	0.260%	12/20/07	3,400,000	6
Morgan Stanley	Russian Federation 5.000% due 03/31/30	Sell	0.260%	12/20/07	2,000,000	3
Goldman Sachs	American International Group 5.600% due 10/18/16	Sell	0.055%	03/20/08	25,000,000	10,483
Lehman Brothers	Johnson & Johnson 3.800% due 05/15/13	Buy	(0.110%)	12/20/08	7,900,000	(14,976)
Lehman Brothers	The Home Depot Inc 5.375% due 04/01/06	Buy	(0.120%)	12/20/08	7,900,000	(6,456)
Bank of America	E.I. du Pont de Nemours 6.875% due 10/15/09	Buy	(0.130%)	12/20/08	7,200,000	(9,766)
Barclays	Wal-Mart Stores Inc 6.875% due 08/10/09	Buy	(0.140%)	12/20/08	800,000	(1,691)
Citigroup	Wal-Mart Stores Inc 3.380% due 10/01/08	Buy	(0.140%)	12/20/08	12,600,000	(26,639)
Lehman Brothers	Wal-Mart Stores Inc 6.875% due 08/10/09	Buy	(0.140%)	12/20/08	400,000	(846)
Credit Suisse	Wal-Mart Stores Inc 4.550% due 05/01/13	Buy	(0.150%)	12/20/08	1,300,000	(2,995)
Barclays	Eli Lilly & Co 6.000% due 03/15/12	Buy	(0.160%)	12/20/08	8,700,000	(23,341)
Morgan Stanley	Emerson Electric Co 4.625% due 10/15/12	Buy	(0.210%)	12/20/08	6,000,000	(17,755)
Merrill Lynch	Gannett Co Inc 6.375% due 04/01/12	Buy	(0.220%)	12/20/08	2,200,000	(4,681)
Lehman Brothers	Costco Wholesale Corp 5.500% due 03/15/07	Buy	(0.240%)	12/20/08	1,700,000	(5,302)
Morgan Stanley	The Allstate Corp 6.125% due 02/15/12	Buy	(0.260%)	12/20/08	10,000,000	(38,482)
Bear Stearns	Eaton Corp 5.750% due 07/15/12	Buy	(0.280%)	12/20/08	8,000,000	(32,532)
Barclays	FedEx Corp 7.250% due 02/15/11	Buy	(0.290%)	12/20/08	2,400,000	(8,621)
Bear Stearns	TRW Inc 7.125% due 06/01/09	Buy	(0.290%)	12/20/08	1,000,000	(3,468)
Citigroup	FedEx Corp 7.250% due 02/15/11	Buy	(0.290%)	12/20/08	3,500,000	(12,572)
Lehman Brothers	Whirlpool Corp 8.600% due 05/01/10	Buy	(0.290%)	12/20/08	3,800,000	(9,191)
UBS	TRW Inc 7.125% due 06/01/09	Buy	(0.290%)	12/20/08	1,100,000	(3,815)
Lehman Brothers	Masco Tech Inc 5.875% due 07/15/12	Buy	(0.300%)	12/20/08	3,300,000	(8,701)
Bear Stearns	Hewlett-Packard Co 6.500% due 07/01/12	Buy	(0.320%)	12/20/08	9,600,000	(51,218)
Merrill Lynch	Ingersoll-Rand Co Ltd 6.480% due 06/01/25	Buy	(0.320%)	12/20/08	4,900,000	(19,276)
Lehman Brothers	RadioShack Corp 7.375% due 05/15/11	Buy	(0.350%)	12/20/08	3,300,000	34,325
Royal Bank of Scotland	Republic of Indonesia 6.750% due 03/10/14	Sell	0.400%	12/20/08	2,200,000	(283)
Credit Suisse	Federated Department Stores Inc 6.625% due 04/01/11	Buy	(0.410%)	12/20/08	1,300,000	(5,925)
Credit Suisse	Lockheed Martin Corp 8.200% due 12/01/09	Buy	(0.440%)	12/20/08	1,300,000	(10,178)
ABN AMRO	Carnival Corp 6.150% due 04/15/08	Buy	(0.480%)	12/20/08	1,100,000	(8,922)
Lehman Brothers	Northrop Grumman Corp 7.125% due 02/15/11	Buy	(0.480%)	12/20/08	3,200,000	(26,260)
Credit Suisse	The Walt Disney Co 6.375% due 03/01/12	Buy	(0.530%)	12/20/08	1,300,000	(12,109)
Lehman Brothers	Lockheed Martin Corp 8.200% due 12/01/09	Buy	(0.530%)	12/20/08	3,200,000	(30,511)
Barclays	The Walt Disney Co 6.375% due 03/01/12	Buy	(0.670%)	12/20/08	3,900,000	(46,672)
Barclays	Ukraine Government Bond 7.650% due 06/11/13	Sell	0.710%	12/20/08	2,800,000	(3,765)
Deutsche Bank	Ukraine Government Bond 7.650% due 06/11/13	Sell	0.720%	12/20/08	1,400,000	(1,622)
Credit Suisse	Goodrich Corp 7.625% due 12/15/12	Buy	(0.900%)	12/20/08	1,300,000	(21,138)
Lehman Brothers	Goodrich Corp 7.625% due 12/15/12	Buy	(0.970%)	12/20/08	3,200,000	(56,276)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

						Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Notional	Appreciation
Counterparty	Reference Entity	Protection (1)	Fixed Rate	Date	Amount	(Depreciation)

Bear Stearns	Capital One Financial Corp 4.875% due 05/15/08	Buy	(1.090%)	12/20/08	$2,200,000	($42,636)
JPMorgan Chase	Capital One Financial Corp 8.750% due 02/01/07	Buy	(1.350%)	12/20/08	900,000	(21,874)
Morgan Stanley	Dow Jones CDX NA EM3 Index	Sell	2.100%	06/20/10	18,900,000	1,563,815
Bear Stearns	Ford Motor Credit Co 7.000% due 10/01/13	Sell	4.300%	06/20/10	1,400,000	90,334
Morgan Stanley	Republic of Turkey 11.875% due 01/15/30	Buy	(2.250%)	09/20/10	1,100,000	(38,488)
Lehman Brothers	Republic of Turkey 11.875% due 01/15/30	Buy	(2.110%)	10/20/10	1,600,000	(48,714)
Morgan Stanley	Republic of Turkey 11.875% due 01/15/30	Buy	(2.200%)	10/20/10	1,100,000	(36,850)
Barclays	DaimlerChrysler NA Holdings 5.750% due 09/08/11	Buy	(0.580%)	09/20/11	8,000,000	(33,657)
Bank of America	Time Warner Inc 5.500% due 11/15/11	Buy	(0.310%)	12/20/11	4,000,000	524
Deutsche Bank	Dow Jones CDX NA IG7 Index	Buy	(0.400%)	12/20/11	80,300,000	(4,675)
Barclays	XL Capital PLC 6.500% due 01/15/12	Buy	(0.205%)	03/20/12	5,300,000	(11,016)
Morgan Stanley	Dow Jones CDX NA IG5 Index	Buy	(0.140%)	12/20/12	45,500,000	(11,120)
Morgan Stanley	Dow Jones CDX NA IG5 Index	Buy	(0.142%)	12/20/12	7,800,000	(1,627)
Barclays	Pulte Homes Inc 6.250% due 02/15/13	Buy	(0.720%)	03/20/13	3,700,000	(29,450)
Morgan Stanley	Sealed Air Corp 5.625% due 07/15/13	Buy	(0.580%)	09/20/13	2,100,000	(9,596)
Lehman Brothers	Bellsouth Corp 5.200% due 09/15/14	Buy	(0.325%)	09/20/14	9,100,000	(7,909)
Citigroup	CNA Financial Corp 5.850% due 12/15/14	Buy	(0.470%)	12/20/14	4,100,000	2,473
Barclays	Citifinancial 6.625% due 06/01/15	Buy	(0.145%)	06/20/15	4,500,000	136
Morgan Stanley	Dow Jones CDX NA IG5 Index	Sell	0.458%	12/20/15	5,600,000	(61)
Morgan Stanley	Dow Jones CDX NA IG5 Index	Sell	0.460%	12/20/15	32,500,000	19,841
Citigroup	Bank of America Corp 5.640% due 10/14/16	Buy	(0.170%)	12/20/16	8,600,000	3,636
Morgan Stanley	Dow Jones CDX NA IG7 Index	Buy	(0.650%)	12/20/16	66,300,000	143,706
Deutsche Bank	Dow Jones ITRAXX 6HI4 Index	Buy	(0.850%)	12/20/16	EUR 30,600,000	12,710
Goldman Sachs	Dow Jones ITRAXX 6HI4 Index	Buy	(0.850%)	12/20/16	32,800,000	28,079
HSBC	Dow Jones ITRAXX 6HI4 Index	Buy	(0.850%)	12/20/16	5,300,000	3,828
UBS	Bear Stearns Asset-Backed Securities Inc 7.350% due 12/25/35	Buy	(2.250%)	12/25/35	$2,000,000	58,124
Bear Stearns	Bear Stearns Asset-Backed Securities Inc 7.350% due 12/25/35	Sell	2.550%	12/25/35	2,000,000	(42,272)
Bear Stearns	BFC Genesse Ltd 7.020% due 01/10/41	Buy	(1.280%)	01/10/41	5,000,000	38,250
Bank of America	Buckingham Ltd 6.950% due 04/05/41	Buy	(1.250%)	04/05/41	4,000,000	67,000
Bank of America	Topanga CDO Ltd 7.070% 01/10/45	Buy	(1.580%)	01/10/45	2,000,000	—
Goldman Sachs	Vertical Ltd 6.820% due 04/01/45	Buy	(1.325%)	04/01/45	4,000,000	44,800
Bear Stearns	Home Equity Asset-Backed Securities Market Index	Buy	(0.540%)	07/25/45	41,000,000	(120,523)

						$1,321,314

(1) If the portfolio is the seller of protection and a credit default event occurs, as defined under the terms of that particular swap agreement, the portfolio will pay to the buyer of the protection, an amount up to the notional value of the swap and in certain instances, take delivery of the security.

(k)	Interest rate swaps outstanding as of December 31, 2006:

						Unrealized
		Pay/Receive	Fixed	Expiration	Notional	Appreciation
Counterparty	Floating Rate Index	Floating Rate	Rate	Date	Amount	(Depreciation)

Goldman Sachs	3-Month USD-LIBOR	Pay	4.000%	08/15/07	$221,900,000	($7,398,474)
Goldman Sachs	3-Month USD-LIBOR	Pay	4.000%	12/15/07	13,600,000	(241,969)
Barclays	6-Month GBP-LIBOR	Pay	5.000%	06/20/08	GBP 20,000,000	(120,237)
Morgan Stanley	3-Month New Zealand Bank Bill	Pay	7.250%	06/15/09	NZD 393,200,000	(782,444)
UBS	3-Month USD-LIBOR	Pay	5.000%	06/18/09	$1,364,500,000	4,181,565
Deutsche Bank	6-Month Australia Bank Bill	Pay	6.000%	06/20/09	AUD 371,000,000	(1,665,414)
JPMorgan Chase	6-Month Australia Bank Bill	Pay	6.000%	06/20/09	197,600,000	(362,240)
Goldman Sachs	BRL - CDI Compounded	Pay	12.860%	01/04/10	BRL 290,300,000	(457,509)
Merrill Lynch	BRL - CDI Compounded	Pay	12.948%	01/04/10	197,600,000	1,004,647
Goldman Sachs	BRL - CDI Compounded	Pay	14.280%	01/04/10	26,100,000	455,170
BNP Paribas	France CPI Excluding Tobacco	Pay	2.090%	10/15/10	EUR 13,000,000	238,034
UBS	France CPI Excluding Tobacco	Pay	2.146%	10/15/10	17,600,000	333,517
Goldman Sachs	6-Month JPY-LIBOR	Receive	2.000%	06/15/12	JPY 100,000	1
Barclays	3-Month USD-LIBOR	Pay	5.000%	06/20/12	$200,000	(2,193)
Morgan Stanley	3-Month USD-LIBOR	Pay	5.000%	06/20/12	15,100,000	(167,558)
Morgan Stanley	6-Month JPY-LIBOR	Receive	2.000%	12/20/13	JPY 1,400,000,000	(11,911)
Goldman Sachs	3-Month USD-LIBOR	Receive	5.000%	06/20/14	$107,200,000	(56,365)
Royal Bank of Scotland	3-Month USD-LIBOR	Receive	5.000%	06/20/14	133,000,000	315,424
Barclays	6-Month EUR-LIBOR	Receive	4.000%	12/15/14	EUR 18,300,000	(122,572)
Barclays	6-Month EUR-LIBOR	Receive	4.000%	12/15/14	13,700,000	781,995
Deutsche Bank	6-Month EUR-LIBOR	Receive	4.000%	12/15/14	281,100,000	(2,126,547)
Deutsche Bank	6-Month GBP-LIBOR	Pay	5.000%	09/15/15	GBP 500,000	(12,629)
Merrill Lynch	6-Month GBP-LIBOR	Pay	5.000%	06/15/16	7,800,000	(392,836)
UBS	6-Month GBP-LIBOR	Pay	5.000%	06/15/16	500,000	(25,821)
Citigroup	28-Day Mexico Interbank TIIE Banxico	Pay	8.720%	09/05/16	MXN 267,400,000	835,997
Merrill Lynch	28-Day Mexico Interbank TIIE Banxico	Pay	8.720%	09/05/16	109,400,000	275,940

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

						Unrealized
		Pay/Receive	Fixed	Expiration	Notional	Appreciation
Counterparty	Floating Rate Index	Floating Rate	Rate	Date	Amount	(Depreciation)

Citigroup	28-Day Mexico Interbank TIIE Banxico	Pay	8.860%	09/12/16	MXN 154,000,000	$984,875
Citigroup	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/16	246,300,000	509,196
Merrill Lynch	28-Day Mexico Interbank TIIE Banxico	Pay	8.170%	11/04/16	117,800,000	312,157
Credit Suisse	6-Month EUR-LIBOR	Receive	4.000%	06/15/17	EUR 21,200,000	451,951
Barclays	3-Month USD-LIBOR	Receive	5.000%	06/20/17	$33,800,000	773,600
Citigroup	3-Month USD-LIBOR	Receive	5.000%	06/20/17	16,300,000	356,604
JPMorgan Chase	3-Month USD-LIBOR	Receive	5.000%	06/20/17	19,000,000	434,864
Lehman Brothers	3-Month USD-LIBOR	Receive	5.000%	06/20/17	37,500,000	858,284
Royal Bank of Scotland	3-Month USD-LIBOR	Receive	5.000%	06/20/17	110,700,000	1,783,537
UBS	3-Month USD-LIBOR	Pay	5.000%	12/20/26	1,900,000	104,999
Merrill Lynch	3-Month Canadian Bank Bill	Pay	4.500%	06/15/27	CAD 5,400,000	(82,440)
Royal Bank of Scotland	3-Month Canadian Bank Bill	Pay	4.500%	06/15/27	7,900,000	(117,753)
Morgan Stanley	6-Month EUR-LIBOR	Pay	6.000%	06/18/34	EUR 39,300,000	2,176,699
Barclays	6-Month GBP-LIBOR	Receive	4.000%	12/15/35	GBP 30,200,000	354,878
Deutsche Bank	6-Month GBP-LIBOR	Receive	4.000%	12/15/35	19,000,000	(60,105)
Goldman Sachs	6-Month GBP-LIBOR	Receive	4.000%	12/15/35	34,300,000	643,998
Deutsche Bank	3-Month USD-LIBOR	Pay	5.000%	12/15/35	$95,000,000	(1,276,354)
Goldman Sachs	6-Month GBP-LIBOR	Receive	4.250%	06/12/36	GBP 8,300,000	(248,600)
Credit Suisse	6-Month EUR-LIBOR	Receive	4.000%	06/21/36	EUR 3,920,000	178,900
Bank of America	3-Month USD-LIBOR	Pay	5.000%	06/20/37	$82,000,000	(1,183,501)
Deutsche Bank	3-Month USD-LIBOR	Pay	5.000%	06/20/37	39,500,000	(976,522)
Royal Bank of Scotland	3-Month USD-LIBOR	Pay	5.000%	06/20/37	64,900,000	(1,420,893)

						($966,055)

(l)	Interest rate cap swaps outstanding as of December 31, 2006:

		Pay/Receive	Fixed	Expiration	Notional	Unrealized
Counterparty	Floating Rate Index	Floating Rate	Rate	Date	Amount	Depreciation

Goldman Sachs	Difference in Constant Maturity
	Swap 10-Year vs. 2-Year	Receive	0.288%	12/07/07	$39,300,000	($121,485)

(m)	Securities with a total aggregate market value of $1,532,752, or 0.04% of the net assets, were valued under the fair value procedures established by the Funds’ Board of Trustees.

(n)	Securities with a total aggregate market value of $1,532,752, or 0.04% of the net assets, were in default as of December 31, 2006.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments
December 31, 2006

	Principal
	Amount	Value
CORPORATE BONDS & NOTES - 7.34%

Autos & Transportation - 0.38%

DaimlerChrysler NA Holding Corp
5.600% due 03/07/07 §	$12,800,000	$12,802,688

Consumer Discretionary - 0.37%

CSC Holdings Inc
7.875% due 12/15/07	1,800,000	1,827,000
Mandalay Resort Group
10.250% due 08/01/07	400,000	411,500
Royal Caribbean Cruises Ltd (Liberia)
7.000% due 10/15/07	500,000	507,036
Starwood Hotels & Resorts Worldwide Inc
7.375% due 05/01/07	400,000	401,666
Wal-Mart Stores Inc
5.265% due 06/16/08 §	9,400,000	9,401,034

		12,548,236

Energy - 0.01%

El Paso Corp
7.625% due 08/16/07	300,000	304,500

Financial Services - 5.64%

American International Group Inc
5.365% due 06/23/08 ~ §	600,000	600,376
Asian Development Bank (Philippines)
5.820% due 06/16/28	2,050,000	2,171,979
Bank of America Corp
5.378% due 11/06/09 §	2,500,000	2,501,842
Bank of America NA
5.361% due 12/18/08 §	13,000,000	13,000,481
Charter One Bank NA
5.430% due 04/24/09 §	22,000,000	22,028,710
Citigroup Inc
5.406% due 12/26/08 §	3,500,000	3,503,948
5.421% due 05/02/08 §	2,700,000	2,704,425
Commonwealth Bank of Australia (Australia)
5.390% due 06/08/09 ~ §	1,200,000	1,200,884
DnB NOR Bank ASA (Norway)
5.443% due 10/13/09 ~ §	3,300,000	3,301,360
Export-Import Bank of Korea (South Korea)
5.590% due 10/04/11 ~ §	4,400,000	4,404,514
Ford Motor Credit Co
6.315% due 03/21/07 §	14,600,000	14,598,000
Foundation Re II Ltd (Cayman)
12.123% due 11/26/10 ~ §	2,600,000	2,599,740
General Electric Capital Corp
5.380% due 10/24/08 §	2,400,000	2,401,999
5.396% due 12/12/08 §	2,300,000	2,303,048
5.410% due 03/04/08 §	8,800,000	8,809,557
5.410% due 10/26/09 §	2,900,000	2,901,134
General Motors Acceptance Corp
6.875% due 08/28/12	10,600,000	10,896,980
HSBC Finance Corp
5.375% due 05/21/08 §	3,700,000	3,701,573
5.420% due 10/21/09 §	5,700,000	5,705,153
JPMorgan Chase & Co
5.400% due 06/26/09 §	2,000,000	2,002,128
Lehman Brothers Holdings Inc
5.400% due 11/24/08 §	900,000	900,621
5.415% due 12/23/08 §	3,600,000	3,601,465
Merrill Lynch & Co Inc
5.414% due 10/23/08 §	7,100,000	7,104,714
Morgan Stanley
5.614% due 01/22/09 §	800,000	803,004
Phoenix Quake Wind Ltd (Cayman)
7.820% due 07/03/08 ~ §	17,000,000	17,094,520
Pylon Ltd (Cayman)
5.179% due 12/29/08 ◊ §	EUR 300,000	398,291
Rabobank Nederland (Netherlands)
5.394% due 01/15/09 ~ §	$2,200,000	2,201,610
Santander U.S. Debt SA Unipersonal (Spain)
5.375% due 09/21/07 ~ §	1,200,000	1,201,228
5.425% due 09/19/08 ~ §	1,300,000	1,302,270
Shackleton Re Ltd
13.376% due 02/07/08 ~ §	3,000,000	3,000,000
The Goldman Sachs Group Inc
5.663% due 06/28/10 §	13,500,000	13,593,825
The Royal Bank of Scotland PLC (United Kingdom)
5.424% due 07/21/08 ~ §	1,100,000	1,101,163
Travelers Property Casualty Corp
3.750% due 03/15/08	1,500,000	1,465,638
Vita Capital Ltd (Cayman)
6.722% due 01/01/07 ~ §	4,100,000	4,100,000
Vita Capital III Ltd (Cayman)
6.486% due 01/01/12 ~ §	2,400,000	2,399,400
VTB Capital SA for Vneshtorgbank (Luxembourg)
5.970% due 08/01/08 ~ §	5,000,000	5,008,750
Wachovia Bank NA
5.440% due 12/02/10 §	6,300,000	6,309,248
Westpac Banking Corp
5.310% due 06/06/08 §	5,400,000	5,401,415
World Savings Bank FSB
5.415% due 06/20/08 §	1,100,000	1,102,193
5.415% due 05/08/09 §	1,000,000	1,000,462
5.495% due 03/02/09 §	700,000	702,331

		191,129,979

Integrated Oils - 0.30%

Pemex Project Funding Master Trust
7.375% due 12/15/14	2,000,000	2,207,000
8.625% due 02/01/22	1,300,000	1,610,050
9.500% due 09/15/27	1,000,000	1,346,500
Transcontinental Gas Pipeline Corp
6.250% due 01/15/08	5,000,000	5,043,750

		10,207,300

Materials & Processing - 0.05%

C10 Capital SPV Ltd (United Kingdom)
6.722% due 12/18/99 ~ §	1,600,000	1,601,754

Utilities - 0.59%

America Movil SA de CV (Mexico)
5.466% due 06/27/08 ~ §	17,500,000	17,487,764
Indianapolis Power & Light Co
6.300% due 07/01/13 ~	500,000	514,089
NiSource Finance Corp
5.940% due 11/23/09 §	2,200,000	2,202,396

		20,204,249

Total Corporate Bonds & Notes (Cost $246,201,141)		248,798,706

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
BANK LOAN OBLIGATIONS - 0.22%

Financial Services - 0.13%

Shackleton Re Ltd ‘B’
13.371% due 08/01/08 ◊ §	$1,500,000	$1,522,500
Shackleton Re Ltd ‘C’
12.871% due 08/01/08 ◊ §	3,000,000	3,000,000

		4,522,500

Materials & Processing - 0.09%

Georgia-Pacific Corp ‘B’
7.353% due 12/20/12 ◊ §	2,285,714	2,299,047
7.364% due 12/20/12 ◊ §	541,429	544,587
7.376% due 12/20/12 ◊ §	142,857	143,690

		2,987,324

Total Bank Loan Obligations (Cost $7,445,778)		7,509,824

MORTGAGE-BACKED SECURITIES - 18.58%

Collateralized Mortgage Obligations - 7.46%

American Home Mortgage Investment Trust
5.500% due 09/25/35 “ §	601,541	601,964
Arkle Master Issuer PLC (United Kingdom)
5.330% due 11/19/07 ~ “ §	3,900,000	3,906,724
Banc of America Funding Corp
4.621% due 02/20/36 “ §	9,191,730	9,067,169
Banc of America Mortgage Securities
6.500% due 02/25/34 “	1,542,685	1,557,630
Bear Stearns Asset-Backed Securities Inc
5.440% due 04/25/36 “ §	1,464,816	1,465,840
Bear Stearns Commercial Mortgage Securities
6.440% due 06/16/30 “	1,700,000	1,720,764
Citigroup Mortgage Loan Trust Inc
4.700% due 12/25/35 “ §	11,625,242	11,443,010
4.900% due 12/25/35 “ §	574,712	570,748
Commercial Mortgage Pass-Through Certificates
6.455% due 05/17/32 “	1,848,544	1,872,847
Countrywide Alternative Loan Trust
5.420% due 07/25/46 “ §	1,946,731	1,948,349
5.430% due 09/20/46 “ §	3,004,232	3,004,935
5.530% due 02/20/47 “ §	4,297,850	4,312,696
5.630% due 12/25/35 “ §	330,545	331,521
Countrywide Home Loan Mortgage Pass-Through Trust
3.784% due 11/19/33 “ §	760,869	732,645
5.620% due 05/25/34 “ §	526,736	527,214
5.690% due 06/25/35 ~ “ §	2,220,978	2,218,159
CS First Boston Mortgage Securities Corp
4.938% due 12/15/40 “	2,965,353	2,944,896
Deutsche ALT-A Securities Inc Mortgage Loan Trust
5.450% due 10/25/36 “ §	4,260,885	4,264,934
Fannie Mae
4.677% due 05/25/35 “ §	7,900,000	7,801,895
5.410% due 12/25/36 “ §	1,947,777	1,952,358
5.500% due 08/25/34 “ §	2,678,896	2,675,802
Fannie Mae Whole Loan
5.700% due 05/25/42 “ §	894,333	897,429
5.950% due 02/25/44 “	3,456,214	3,452,067
First Horizon Alternative Mortgage Securities
4.752% due 06/25/34 “ §	2,759,699	2,742,116
Freddie Mac
4.000% due 03/15/23 - 10/15/23 “ ±	3,331,789	3,286,744
4.500% due 02/15/17 - 05/15/17 “ ±	6,345,162	6,224,456
5.700% due 12/15/30 “ §	1,399,578	1,402,667
Freddie Mac Structured Pass-Through Securities
5.958% due 10/25/44 - 02/25/45 “ § ±	57,669,940	57,905,489
GE Capital Commercial Mortgage Corp
4.229% due 12/10/37 “	13,663,770	13,377,097
Greenpoint Mortgage Funding Trust
5.430% due 10/25/46 “ §	2,185,475	2,187,416
5.570% due 06/25/45 “ §	4,498,897	4,518,995
5.620% due 11/25/45 “ §	2,472,431	2,477,746
GSMPS Mortgage Loan Trust
7.000% due 06/25/43 ~ “	1,350,440	1,370,900
GSR Mortgage Loan Trust
4.540% due 09/25/35 “ §	6,283,411	6,176,082
Harborview Mortgage Loan Trust
5.440% due 12/19/36 “ §	1,697,323	1,700,250
5.570% due 05/19/35 “ §	1,104,169	1,107,334
5.590% due 03/19/37 “ §	3,990,883	3,998,644
Impac CMB Trust
5.750% due 07/25/33 “ §	985,590	986,159
Impac Secured Assets CMN Owner Trust
5.400% due 01/25/37 “ §	1,368,440	1,368,433
Imperial Savings Association
8.429% due 02/25/18 “ §	6,836	6,828
IndyMac Index Mortgage Loan Trust
5.440% due 11/25/46 “ §	3,269,057	3,280,731
MASTR Adjustable Rate Mortgages Trust
3.786% due 11/21/34 “ §	1,800,000	1,749,136
Mellon Residential Funding Corp
5.700% due 11/15/31 “ §	3,515,973	3,522,817
5.790% due 12/15/30 “ §	2,043,515	2,052,559
NationsLink Funding Corp
5.700% due 11/10/30 “ §	484,975	486,069
Residential Accredit Loans Inc
5.650% due 08/25/35 “ §	1,364,840	1,367,210
Ryland Mortgage Securities Corp
5.850% due 10/01/27 “ §	114,606	115,332
Securitized Asset Sales Inc
7.612% due 11/26/23 “ §	33,588	33,491
Sequoia Mortgage Trust
5.700% due 10/19/26 “ §	1,913,836	1,915,815
Structured Adjustable Rate Mortgage Loan Trust
4.580% due 02/25/34 “ §	2,171,343	2,162,594
6.227% due 01/25/35 “ §	1,512,601	1,526,336
Structured Asset Mortgage Investments Inc
5.420% due 08/25/36 “ §	2,704,286	2,703,309
5.510% due 06/25/36 “ §	1,118,882	1,118,678
Structured Asset Securities Corp
5.345% due 10/25/35 ~ “ §	2,471,768	2,468,440
5.400% due 05/25/36 “ §	291,832	292,019
TBW Mortgage-Backed Pass-Through Certificates
5.450% due 09/25/36 “ §	630,175	630,868
5.460% due 01/25/37 “ §	4,870,000	4,874,576
Thornburg Mortgage Securities Trust
5.430% due 12/25/36 “ §	2,478,900	2,478,080
5.440% due 08/25/36 “ §	7,119,837	7,113,109
5.460% due 04/25/36 “ §	383,426	383,806
Washington Mutual Inc
5.596% due 02/27/34 “ §	1,963,534	1,968,969
5.610% due 11/25/45 “ §	2,013,496	2,021,444
5.640% due 08/25/45 - 10/25/45 “ § ±	13,932,493	13,960,337
5.827% due 02/25/46 “ §	2,263,844	2,279,768

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
5.846% due 07/25/46 - 11/25/46 “ § ±	$7,154,281	$7,191,874
6.027% due 11/25/42 “ §	553,995	556,328
Wells Fargo Mortgage-Backed Securities Trust
3.539% due 09/25/34 “ §	1,588,710	1,537,706
4.109% due 06/25/35 “ §	3,000,000	2,976,065

		252,876,418

Fannie Mae - 11.03%

4.190% due 11/01/34 “ §	18,951,188	18,770,100
4.659% due 05/01/35 “ §	300,208	297,530
4.693% due 01/01/35 “ §	1,928,046	1,907,357
5.500% due 09/01/34 - 01/01/37 “ ±	88,439,375	87,428,834
5.500% due 01/11/37 # “	156,700,000	154,888,235
5.527% due 03/01/24 - 07/01/26 “ § ±	152,972	155,048
5.632% due 08/01/17 “ §	687,246	688,578
5.898% due 03/01/18 “ §	460,708	463,280
5.958% due 03/01/44 - 10/01/44 “ § ±	29,855,482	30,052,184
6.000% due 07/01/36 - 11/01/36 “ ±	43,844,384	44,154,947
6.000% due 01/11/37 # “	33,500,000	33,730,312
6.713% due 01/01/25 “ §	82,049	83,102
6.900% due 09/01/09 “	1,005,559	1,034,500
7.148% due 12/01/22 “ §	45,221	45,932

		373,699,939

Freddie Mac - 0.06%

4.560% due 01/01/34 “ §	2,022,573	1,994,966

Government National Mortgage Association - 0.03%

5.125% due 10/20/24 - 12/20/26 “ § ±	126,139	128,044
5.375% due 05/20/23 - 01/20/27 “ § ±	234,809	237,769
5.750% due 09/20/22 - 07/20/25 “ § ±	278,104	281,403
6.000% due 06/15/29 “	169,793	172,606

		819,822

Total Mortgage-Backed Securities (Cost $631,151,063)		629,391,145

ASSET-BACKED SECURITIES - 8.94%

Aames Mortgage Investment Trust
5.410% due 04/25/36 “ §	384,547	384,833
Accredited Mortgage Loan Trust
5.510% due 09/25/35 “ §	1,000,000	1,000,904
ACE Securities Corp
5.370% due 07/25/36 “ §	1,897,667	1,897,371
5.370% due 12/25/36 “ §	1,243,873	1,244,670
5.460% due 10/25/35 “ §	3,739,457	3,742,353
Amortizing Residential Collateral Trust
5.640% due 07/25/32 “ §	125,612	126,021
Argent Securities Inc
5.370% due 10/25/36 “ §	3,648,041	3,650,379
5.420% due 04/25/36 “ §	2,368,260	2,370,064
5.430% due 03/25/36 “ §	2,299,707	2,301,477
5.450% due 11/25/35 “ §	2,544,886	2,546,725
5.470% due 10/25/35 “ §	296,116	296,321
5.490% due 02/25/36 “ §	1,923,489	1,924,845
Asset-Backed Funding Certificates
5.380% due 11/25/36 “ §	487,629	487,553
5.380% due 01/25/37 “ §	1,768,739	1,769,872
5.700% due 06/25/34 “ §	4,829,101	4,837,214
Asset-Backed Securities Corp Home Equity
5.370% due 11/25/36 “ §	583,613	583,987
Bank One Issuance Trust
5.460% due 12/15/10 “ §	1,700,000	1,703,954
Bear Stearns Asset-Backed Securities Inc
5.370% due 01/25/32 “ §	385,913	385,793
5.430% due 12/25/35 “ §	955,877	956,621
5.550% due 09/25/34 “ §	2,087,272	2,090,037
5.680% due 10/25/32 “ §	164,826	165,224
5.680% due 01/25/36 “ §	510,659	511,205
Capital One Auto Finance Trust
5.340% due 12/14/07 “	3,600,000	3,599,438
Centex Home Equity Co LLC
5.400% due 06/25/36 “ §	6,972,489	6,976,962
Chase Credit Card Master Trust
5.450% due 10/15/09 “ §	1,100,000	1,101,323
5.460% due 10/15/10 “ §	1,400,000	1,403,554
5.460% due 02/15/11 “ §	3,200,000	3,209,438
5.470% due 02/15/10 “ §	900,000	901,588
Chase Issuance Trust
5.360% due 12/15/10 “ §	1,000,000	1,001,060
Citibank Credit Card Issuance Trust
5.435% due 03/20/09 “ §	7,300,000	7,306,044
5.474% due 01/15/10 “ §	1,200,000	1,202,334
Citigroup Mortgage Loan Trust Inc
5.400% due 11/25/36 “ §	1,573,522	1,574,530
5.430% due 12/25/35 “ §	3,109,802	3,112,176
5.650% due 11/25/34 “ §	118,354	118,460
Countrywide Asset-Backed Certificates
5.370% due 03/25/28 “ §	2,814,650	2,816,455
5.370% due 05/25/28 “ §	2,384,865	2,385,449
5.380% due 04/25/28 “ §	5,105,505	5,109,111
5.400% due 05/25/28 “ §	6,430,019	6,428,013
5.400% due 11/25/28 “ §	3,473,592	3,477,573
5.410% due 02/25/29 “ §	1,990,213	1,991,489
5.420% due 07/25/36 “ §	1,620,992	1,622,362
5.420% due 09/25/36 “ §	3,038,027	3,040,108
5.450% due 01/25/36 “ §	26,180	26,195
5.460% due 09/25/26 “ §	3,985,787	3,987,823
5.480% due 07/25/36 “ §	1,649,890	1,651,053
5.540% due 01/25/36 “ §	3,900,000	3,903,063
Equity One Asset-Backed Securities Inc
5.650% due 04/25/34 “ §	672,317	675,574
FBR Securitization Trust
5.460% due 10/25/35 “ §	233,531	233,697
5.470% due 10/25/35 “ §	553,854	554,245
5.530% due 09/25/35 “ §	3,273,941	3,276,387
First Franklin Mortgage Loan Asset-Backed Certificates
5.370% due 11/25/36 “ §	6,897,800	6,902,221
5.370% due 12/25/36 “ §	872,957	872,685
5.440% due 01/25/36 “ §	4,229,471	4,232,960
5.490% due 05/25/35 “ §	487,366	487,745
Ford Credit Auto Owner Trust
4.240% due 03/15/08 “	744,979	744,733
Freddie Mac Structured Pass-Through Securities
5.610% due 08/25/31 “ §	605,217	608,287
Fremont Home Loan Trust
5.370% due 10/25/36 “ §	523,438	523,773
5.440% due 01/25/36 “ §	1,136,369	1,137,171
5.520% due 01/25/36 “ §	900,000	900,854
GSAMP Trust
5.390% due 10/25/36 “ §	833,445	833,940
5.460% due 11/25/35 “ §	161,534	161,655
5.640% due 03/25/34 “ §	1,177,372	1,179,669

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
Home Equity Asset Trust
5.430% due 05/25/36 ~ “ §	$1,801,062	$1,801,833
5.460% due 02/25/36 “ §	1,171,034	1,172,034
Honda Auto Receivables Owner Trust
5.342% due 11/15/07 “	3,277,496	3,276,985
HSI Asset Securitization Corp Trust
5.370% due 10/25/36 “ §	670,778	669,416
5.400% due 12/25/36 “ §	6,014,811	6,003,533
5.430% due 12/25/35 “ §	2,086,580	2,088,228
Hyundai Auto Receivables Trust
5.348% due 11/15/07 “	899,154	899,666
IndyMac Residential Asset-Backed Trust
5.370% due 11/25/36 “ §	1,531,439	1,532,421
5.440% due 03/25/36 “ §	4,490,327	4,493,589
5.450% due 03/25/36 “ §	1,790,391	1,791,768
JPMorgan Mortgage Acquisition Corp
5.360% due 08/25/36 “ §	783,825	784,380
5.370% due 11/25/28 “ §	1,467,786	1,468,605
5.370% due 08/25/36 “ §	3,657,675	3,659,745
5.420% due 05/25/35 “ §	892,272	892,921
5.420% due 11/25/36 “ §	863,498	863,363
5.560% due 06/25/35 “ §	269,653	270,345
Lehman XS Trust
5.420% due 05/25/46 “ §	2,076,321	2,075,998
5.430% due 04/25/46 “ §	6,122,037	6,121,082
5.430% due 07/25/46 “ §	3,462,864	3,464,867
5.430% due 11/25/46 “ §	4,084,934	4,084,934
Long Beach Mortgage Loan Trust
5.360% due 11/25/36 “ §	585,583	585,308
5.380% due 06/25/36 “ §	246,260	246,443
5.410% due 04/25/36 “ §	521,529	521,925
5.420% due 03/25/36 “ §	623,479	623,969
5.430% due 02/25/36 “ §	1,337,808	1,338,822
5.500% due 08/25/35 “ §	918,786	919,782
5.550% due 11/25/34 “ §	752,912	753,550
MASTR Asset-Backed Mortgages Securities Trust
5.380% due 09/25/36 “ §	344,208	344,154
MBNA Credit Card Master Note Trust
5.450% due 12/15/11 “ §	400,000	401,347
MBNA Master Credit Card Trust
5.519% due 09/15/10 “ §	500,000	501,598
Merrill Lynch Mortgage Investors Inc
5.350% due 06/25/37 “ §	1,225,130	1,225,990
5.400% due 05/25/37 “ §	2,534,460	2,536,085
5.410% due 10/25/37 “ §	1,920,540	1,921,771
5.420% due 08/25/36 “ §	13,400,000	13,412,592
5.420% due 07/25/37 “ §	2,198,586	2,199,819
5.430% due 01/25/37 “ §	991,341	992,015
5.507% due 06/25/36 “ §	3,017,374	3,018,926
Morgan Stanley Asset-Backed Securities Capital I
5.370% due 09/25/36 “ §	2,147,991	2,149,368
5.370% due 10/25/36 “ §	1,447,669	1,447,443
5.380% due 06/25/36 “ §	263,822	263,992
5.390% due 06/25/36 “ §	411,757	412,021
5.390% due 07/25/36 “ §	9,967,974	9,974,366
5.390% due 10/25/36 “ §	2,301,733	2,301,015
5.430% due 12/25/35 “ §	190,339	190,474
Morgan Stanley IXIS Real Estate Capital Trust
5.370% due 11/25/36 “ §	478,073	477,923
Nelnet Student Loan Trust
5.347% due 10/27/14 “ §	897,080	897,584
5.467% due 07/25/16 “ §	1,900,000	1,905,366
5.467% due 10/25/16 “ §	2,487,134	2,488,620
New Century Home Equity Loan Trust
5.460% due 09/25/35 “ §	174,737	174,833
5.470% due 10/25/35 “ §	154,669	154,783
Newcastle Mortgage Securities Trust
5.420% due 03/25/36 “ §	1,155,553	1,156,482
Nissan Auto Lease Trust
5.347% due 12/14/07 “	884,070	884,070
Nomura Asset Acceptance Corp
5.490% due 01/25/36 ~ “ §	1,508,267	1,509,384
Nomura Home Equity Loan Inc
5.430% due 02/25/36 “ §	418,224	418,574
Option One Mortgage Loan Trust
5.360% due 02/25/37 “ §	376,921	377,132
5.400% due 07/25/36 “ §	354,005	354,253
5.450% due 11/25/35 “ §	1,424,550	1,425,619
Park Place Securities Inc
5.610% due 09/25/35 “ §	290,229	290,807
Renaissance Home Equity Loan Trust
5.500% due 11/25/35 “ §	121,865	121,932
5.730% due 12/25/32 “ §	348,079	348,506
Residential Asset Mortgage Products Inc
5.390% due 11/25/36 “ §	1,092,956	1,093,657
5.430% due 01/25/36 “ §	1,249,783	1,250,744
Residential Asset Securities Corp
5.360% due 06/25/36 “ §	3,990,396	3,993,265
5.390% due 11/25/36 “ §	1,057,853	1,058,475
5.420% due 04/25/36 “ §	405,324	405,681
5.420% due 11/25/36 “ §	5,657,959	5,662,059
5.450% due 10/25/35 “ §	1,939,390	1,940,855
Residential Funding Mortgage Securities II Inc
5.490% due 09/25/35 “ §	1,942,433	1,943,928
Saxon Asset Securities Trust
5.620% due 01/25/32 “ §	448,270	448,676
Securitized Asset-Backed Receivables LLC Trust
5.370% due 09/25/36 “ §	808,706	809,156
5.420% due 10/25/35 “ §	734,057	734,650
SG Mortgage Securities Trust
5.450% due 10/25/35 “ §	923,447	924,103
SLM Student Loan Trust
5.345% due 10/25/12 “ §	3,000,000	2,999,532
5.392% due 04/25/12 “ §	1,500,000	1,499,766
5.467% due 10/25/13 “ §	233,301	233,611
Small Business Administration Participation Certificates
4.880% due 11/01/24 “	13,582,398	13,343,640
Soundview Home Equity Loan Trust
5.350% due 07/25/36 “ §	4,457,077	4,460,137
5.370% due 10/25/36 “ §	3,525,553	3,525,003
5.380% due 11/25/36 ~ “ §	1,652,606	1,652,091
5.420% due 02/25/36 “ §	217,637	217,800
5.420% due 03/25/36 “ §	1,001,208	1,001,976
5.420% due 10/25/36 “ §	1,193,160	1,193,925
5.580% due 06/25/35 “ §	924,594	925,735
Specialty Underwriting & Residential Finance
5.350% due 06/25/37 “ §	309,436	309,655
5.395% due 11/25/37 “ §	384,733	384,553
Structured Asset Investment Loan Trust
5.370% due 07/25/36 “ §	365,985	366,219
5.440% due 07/25/35 “ §	228,691	228,860
Structured Asset Securities Corp
4.900% due 04/25/35 “ §	4,353,725	4,209,953
5.370% due 10/25/36 “ §	3,803,916	3,802,729
5.430% due 11/25/35 “ §	1,115,803	1,116,669
5.480% due 12/25/35 ~ “ §	3,609,030	3,611,718
Susquehanna Auto Lease Trust
4.991% due 04/16/07 ~ “	74,735	75,559
Truman Capital Mortgage Loan Trust
5.690% due 01/25/34 ~ “ §	236,029	236,767

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
USAA Auto Owner Trust
5.030% due 11/17/08 “	$1,485,627	$1,485,425
Wachovia Auto Loan Owner Trust
5.358% due 11/09/07 ~ “	739,601	740,168

Total Asset-Backed Securities (Cost $303,033,259)		302,819,716

U.S. GOVERNMENT AGENCY ISSUES - 0.28%

Freddie Mac
5.500% due 06/12/08	1,200,000	1,200,126
Small Business Administration
4.504% due 02/10/14	8,483,279	8,232,018

Total U.S. Government Agency Issues (Cost $9,683,279)		9,432,144

U.S. TREASURY OBLIGATIONS - 110.96%

U.S. Treasury Bonds - 0.47%

4.500% due 02/15/36 #	11,600,000	11,034,512
6.625% due 02/15/27 #	4,100,000	4,998,158

		16,032,670

U.S. Treasury Inflation Protected Securities - 109.39%

0.875% due 04/15/10 # ^	329,259,420	313,848,462
1.625% due 01/15/15 # ^	80,650,132	76,397,904
1.875% due 07/15/13 # ^	169,121,668	164,368,632
1.875% due 07/15/15 # ^	172,366,100	165,983,509
2.000% due 01/15/14 # ^	220,579,508	215,308,497
2.000% due 07/15/14 # ^	201,436,360	196,464,342
2.000% due 01/15/16 # ^	110,392,459	107,240,103
2.000% due 01/15/26 # ^	219,464,677	207,624,816
2.375% due 04/15/11 # ^	182,673,835	182,740,148
2.375% due 01/15/25 # ^	204,007,888	204,049,818
2.500% due 07/15/16 # ^	150,613,290	152,623,415
3.000% due 07/15/12 # ^	365,858,810	378,030,411
3.375% due 01/15/07 # ^	85,936,139	86,007,411
3.375% due 04/15/32 # ^	14,308,434	17,384,126
3.500% due 01/15/11 # ^	115,295,505	120,592,552
3.625% due 01/15/08 # ^	232,202,553	235,748,023
3.625% due 04/15/28 # ^	182,014,812	221,017,776
3.875% due 01/15/09 # ^	248,407,173	256,425,341
3.875% due 04/15/29 # ^	249,823,988	316,234,636
4.250% due 01/15/10 # ^	82,523,112	87,148,152

		3,705,238,074

U.S. Treasury Notes - 1.10%

4.250% due 11/15/14 #	5,200,000	5,046,033
4.500% due 02/28/11 #	6,700,000	6,652,631
4.500% due 11/15/15 #	7,000,000	6,894,454
4.875% due 04/30/11 #	18,400,000	18,525,065

		37,118,183

Total U.S. Treasury Obligations (Cost $3,835,715,784)		3,758,388,927

FOREIGN GOVERNMENT BONDS & NOTES - 0.34%

Canadian Government Bond (Canada)
3.000% due 12/01/36 ^	CAD 1,799,178	1,992,140
France Government Bond OAT (France)
3.000% due 07/25/12 ^	EUR 2,756,100	3,879,194
Province of Quebec (Canada)
5.000% due 12/01/38	CAD 1,000,000	900,828
Republic of Austria (Austria)
5.500% due 01/15/10	EUR 1,000,000	1,378,873
United Mexican States (Mexico)
5.625% due 01/15/17	$3,250,000	3,261,375

Total Foreign Government Bonds & Notes (Cost $9,182,317)		11,412,410

MUNICIPAL BONDS - 0.28%

California County Tobacco Securitization Agency
5.625% due 06/01/23	600,000	606,264
City of Chicago IL ‘A’
4.750% due 01/01/30 ♦	900,000	929,256
4.750% due 01/01/36 ♦	600,000	614,556
Golden State Tobacco Securitization Corp CA ‘A-1’
6.250% due 06/01/33	1,095,000	1,225,141
6.750% due 06/01/39	2,000,000	2,293,520
Kansas State Turnpike Authority ‘A’
5.000% due 09/01/13	700,000	750,246
New York City Municipal Water Finance Authority ‘D’
4.750% due 06/15/38 ♦	1,000,000	1,029,608
Tobacco Settlement Authority IA ‘B’
5.300% due 06/01/25	640,000	678,253
Tobacco Settlement Financing Corp NJ
6.750% due 06/01/39	1,100,000	1,258,103

Total Municipal Bonds (Cost $8,226,990)		9,384,947

	Notional
	Amount
PURCHASED CALL OPTIONS - 0.02%

2-Year Interest Rate Swap OTC Strike @ $5.25 Exp. 06/07/07 (Pay 3-Month LIBOR, Receive 5.250%) Broker: Royal Bank of Scotland	119,000,000	698,173
2-Year Interest Rate Swap OTC Strike @ $5.25 Exp. 06/07/07 (Pay 3-Month LIBOR, Receive 5.250%) Broker: Wachovia	26,000,000	152,542

	Number of
	Contracts
30-Year U.S. Treasury Bond Futures CBOT Strike @ $124.00 Exp. 02/23/07 Broker: Citigroup	314	4,906

Total Purchased Call Options (Cost $625,198)		855,621

PURCHASED PUT OPTIONS - 0.00%

5-Year U.S. Treasury Note Futures CBOT Strike @ $102.00 Exp. 02/23/07 Broker: Citigroup	255	3,985
Eurodollar (12/07) Futures CME Strike @ $91.50 Exp. 12/17/07 Broker: Merrill Lynch	1,315	8,219

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Number of
	Contracts	Value
Eurodollar (12/07) Futures CME Strike @ $92.25 Exp. 12/17/07 Broker: Bear Stearns	150	$938
Eurodollar (03/08) Futures CME Strike @ $91.75 Exp. 03/17/08 Broker: Merrill Lynch	1,760	11,000
U.S. Treasury Inflation Protected Securities (01/07) OTC Strike @ $57.25 Exp. 01/12/07 Broker: Goldman Sachs	340	—
U.S. Treasury Inflation Protected Securities (01/07) OTC Strike @ $86.00 Exp. 01/12/07 Broker: Goldman Sachs	300	—
U.S. Treasury Inflation Protected Securities (01/07) OTC Strike @ $96.00 Exp. 01/16/07 Broker: Morgan Stanley	2,000	—
U.S. Treasury Inflation Protected Securities (02/07) OTC Strike @ $72.75 Exp. 02/21/07 Broker: Goldman Sachs	1,500	—
U.S. Treasury Inflation Protected Securities (02/07) OTC Strike @ $81.00 Exp. 02/21/07 Broker: Morgan Stanley	3,500	—
U.S. Treasury Inflation Protected Securities (03/07) OTC Strike @ $70.00 Exp. 03/07/07 Broker: Morgan Stanley	2,000	—
U.S. Treasury Inflation Protected Securities (03/07) OTC Strike @ $71.00 Exp. 03/15/07 Broker: Merrill Lynch	2,000	—
U.S. Treasury Inflation Protected Securities (03/07) OTC Strike @ $87.38 Exp. 03/07/07 Broker: Goldman Sachs	1,500	—
U.S. Treasury Inflation Protected Securities (03/07) OTC Strike @ $97.88 Exp. 03/07/07 Broker: Goldman Sachs	2,500	—

Total Purchased Put Options (Cost $402,013)		24,142

	Notional
	Amount
PURCHASED STRADDLE OPTIONS — (0.02%)

Call & Put JPY vs. USD Forward Delta Neutral Straddle. Strike & premium determined on a future date, based upon an implied volatility parameter of 8.500%. Exp. 03/20/07 OTC Broker: JPMorgan Chase	$8,100,000	(78,408)
Call & Put JPY vs. USD Forward Delta Neutral Straddle. Strike & premium determined on a future date, based upon an implied volatility parameter of 8.550%. Exp. 03/20/07 OTC Broker: Goldman Sachs	61,000,000	(613,050)

Total Purchased Straddle Options (Cost $0)		(691,458)

	Principal
	Amount
SHORT-TERM INVESTMENTS - 66.75%

Certificates of Deposit - 6.41%

Abbey National Treasury Services PLC (United Kingdom)
5.276% due 07/02/08 §	30,000,000	29,986,857
Barclays Bank PLC NY
5.295% due 01/29/07	3,100,000	3,100,022
BNP Paribas (France)
5.293% due 05/28/08	12,100,000	12,092,939
Citibank NA
5.320% due 02/22/07	90,000,000	90,000,000
Fortis Bank NY
5.295% due 04/28/08	7,500,000	7,495,621
Nordea Bank Finland NY
5.293% due 03/31/08	1,000,000	999,422
5.308% due 05/28/08 §	12,500,000	12,491,858
Skandinaviska Enskilda Banken NY
5.300% due 10/03/07	1,800,000	1,799,987
5.303% due 07/06/07 §	2,700,000	2,700,702
5.330% due 02/04/08	2,100,000	2,099,769
Societe Generale NY
5.288% due 06/11/07 §	3,100,000	3,099,740
UniCredito Italiano NY
5.330% due 03/20/07	36,800,000	36,365,760
5.358% due 05/06/08	3,800,000	3,798,513
5.370% due 05/29/08	11,000,000	10,995,346

		217,026,536

Commercial Paper - 48.44%

ABN AMRO North America Finance Inc
5.240% due 01/12/07	9,800,000	9,784,309
Bank of America Corp
5.230% due 03/09/07	32,600,000	32,267,480
5.235% due 03/09/07	68,000,000	67,306,400
5.250% due 03/20/07	47,600,000	47,038,320
Bank of Ireland (Ireland)
5.250% due 02/16/07	8,600,000	8,542,308
Barclays U.S. Funding Corp
5.250% due 02/20/07	102,500,000	101,752,604
BNP Paribas Finance Inc
5.240% due 01/19/07	90,500,000	90,262,890
Calyon North America Inc
5.240% due 02/08/07	92,000,000	91,491,138
CBA Finance DE
5.245% due 01/31/07	36,530,000	36,370,333
DaimlerChrysler NA Holding Corp
5.345% due 06/22/07	8,200,000	7,993,770
Danske Corp
5.225% due 03/12/07	3,000,000	2,968,080
5.255% due 01/18/07	89,000,000	88,779,144
5.260% due 01/04/07	1,200,000	1,199,474
Dexia LLC DE
5.235% due 03/13/07	18,200,000	18,003,804
DnB NORBank ASA (Norway)
5.235% due 03/26/07	78,900,000	77,900,337
Fortis Funding LLC
5.320% due 01/03/07	92,900,000	92,872,543
General Electric Capital Corp
5.240% due 02/08/07	65,500,000	65,137,712
HBOS Treasury Services PLC (United Kingdom)
5.250% due 02/08/07	100,000,000	99,445,833
5.250% due 03/15/07	3,100,000	3,065,683
ING U.S. Funding LLC
5.235% due 03/21/07	600,000	592,836

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
IXIS
5.230% due 03/05/07	$70,600,000	$69,920,828
5.250% due 02/05/07	29,500,000	29,349,427
5.260% due 02/02/07	1,400,000	1,393,454
Nordea North America Inc
5.250% due 01/19/07	1,900,000	1,895,012
Rabobank USA Finance Corp
5.280% due 01/02/07	92,600,000	92,586,419
Skandinaviska Enskilda Banken AB (Sweden)
5.230% due 03/12/07	4,400,000	4,353,184
5.240% due 02/21/07	92,000,000	91,317,053
Societe Generale North America Inc
5.230% due 02/09/07	86,200,000	85,711,605
5.270% due 01/02/07	13,200,000	13,198,068
Stadshypotek Inc DE
5.245% due 02/21/07	1,100,000	1,091,827
Swedbank AB (Sweden)
5.240% due 02/21/07	76,800,000	76,229,888
Time Warner Inc
5.360% due 04/12/07	3,700,000	3,644,093
5.390% due 01/25/07	30,500,000	30,390,403
UBS Finance LLC DE
5.160% due 06/12/07	34,000,000	33,192,500
5.230% due 03/07/07	2,400,000	2,376,216
5.245% due 01/08/07	66,400,000	66,332,281
Westpac Banking Corp (Australia)
5.215% due 02/05/07	1,300,000	1,293,409
Westpac Trust Securities Ltd (United Kingdom)
5.245% due 01/25/07	80,300,000	80,019,218
5.250% due 02/06/07	12,200,000	12,135,950
5.255% due 02/12/07	1,400,000	1,391,417

		1,640,597,250

Foreign Government Issues - 6.13%

Bundesobligation (Germany)
4.000% due 02/16/07	EUR 62,100,000	82,010,036
Bundesrepublik Deutschland (Germany)
6.000% due 01/04/07	9,700,000	12,805,076
Bundesschatzanweisungen (Germany)
2.500% due 03/23/07 #	59,620,000	78,516,128
French Treasury Bills (France)
3.220% due 03/01/07	700,000	918,857
German Treasury Bills (Germany)
2.979% due 01/17/07	25,400,000	33,483,876

		207,733,973

U.S. Treasury Bills - 1.13%

4.795% due 03/15/07 Ω	$7,225,000	7,156,247
4.800% due 03/15/07 ‡	3,100,000	3,070,500
4.803% due 03/15/07 Ω	700,000	693,339
4.805% due 03/15/07 Ω	1,825,000	1,807,633
4.807% due 03/15/07 ‡	200,000	198,097
4.810% due 03/15/07 □ Ω	3,000,000	2,971,452
4.813% due 03/15/07 Ω	6,900,000	6,834,340
4.818% due 03/15/07 Ω	5,900,000	5,843,856
4.823% due 03/15/07 Ω	6,900,000	6,834,340
4.830% due 03/15/07 Ω	1,400,000	1,386,678
4.853% due 03/01/07	500,000	496,173
4.873% due 03/01/07	500,000	496,173
4.891% due 03/01/07 □	500,000	496,173

		38,285,001

Repurchase Agreements - 4.64%

CS First Boston Corp 4.800% due 01/02/07 (Dated 12/29/06, repurchase price of $33,918,080; collateralized by U.S. Treasury Notes: 6.500% due 02/15/10 and market value $34,861,605)	33,900,000	33,900,000

Lehman Brothers Holdings Inc 4.850% due 01/02/07 (Dated 12/29/06, repurchase price of $15,008,083; collateralized by U.S. Treasury Inflation Protected Securities: 3.875% due 04/15/29 and market value $15,477,957)	15,000,000	15,000,000

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $8,288,004; collateralized by U.S. Treasury Notes: 2.750% due 08/15/07 and market value $8,452,525)	8,284,000	8,284,000

UBS AG 4.800% due 01/02/07 (Dated 12/29/06, repurchase price of $100,053,333; collateralized by U.S. Treasury Inflation Protected Securities: 3.500% due 01/15/11 and market value $102,446,057)	100,000,000	100,000,000

		157,184,000

Total Short-Term Investments (Cost $2,257,012,396)		2,260,826,760

TOTAL INVESTMENTS - 213.69% (Cost $7,308,679,218)		7,238,152,884

OTHER ASSETS & LIABILITIES, NET — (113.69%)		(3,850,927,569)

NET ASSETS - 100.00%		$3,387,225,315

Notes to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

U.S. Treasury Obligations	110.96%
Short-Term Investments	66.75%
Mortgage-Backed Securities	18.58%
Asset-Backed Securities	8.94%
Corporate Bonds & Notes	7.34%
Foreign Government Bonds & Notes	0.34%
Municipal Bonds	0.28%
U.S. Government Agency Issues	0.28%
Bank Loan Obligations	0.22%
Purchased Options	0.02%
Purchased Straddle Options	(0.02%)

213.69%
Other Assets & Liabilities, Net	(113.69%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Investments sold short outstanding as of December 31, 2006:

	Principal
Type	Amount	Value

U.S. Treasury Notes
3.625% due 05/15/13 #	$2,200,000	$2,073,588
4.250% due 11/15/13 #	52,600,000	51,227,508
4.500% due 02/15/16 #	22,600,000	22,246,898
4.625% due 11/15/16 #	29,000,000	28,818,779
4.875% due 08/15/16 #	25,000,000	25,306,650

Total Investments sold short (Proceeds $132,027,628)		$129,673,423

(d)	Securities with an approximate aggregate market value of $3,268,597 were segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2006:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

Eurodollar (06/07)	309	$309,000,000	($248,013)
Eurodollar (09/07)	1,187	1,187,000,000	(501,694)
Eurodollar (12/07)	601	601,000,000	(29,512)
Eurodollar (03/08)	56	56,000,000	14,700
Eurodollar (09/08)	256	256,000,000	92,800
Eurodollar (12/08)	297	297,000,000	133,650
Eurodollar (03/09)	297	297,000,000	152,213
Eurodollar (06/09)	297	297,000,000	167,063
U.S. Treasury 5-Year Notes (03/07)	236	23,600,000	(117,313)
U.S. Treasury 10-Year Notes (03/07)	489	48,900,000	(470,578)

Short Futures Outstanding

Eurodollar (06/08)	41	41,000,000	13,918
U.S. Treasury 30-Year Bonds (03/07)	1,018	101,800,000	1,779,539

			$986,773

(e)	Forward foreign currency contracts outstanding as of December 31, 2006 were as follows:

				Net Unrealized
				Appreciation
Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	(Depreciation)

Buy	CAD	172,000	01/07	($1,075)
Sell	CAD	5,858,000	01/07	86,369
Buy	EUR	9,700,000	01/07	52,944
Sell	EUR	289,681,867	01/07	(2,979,011)
Buy	GBP	302,000	01/07	4,382
Buy	JPY	7,814,810,000	01/07	(407,014)
Sell	JPY	2,246,833,044	01/07	20,610
Buy	JPY	2,127,717,000	02/07	(250,773)
Buy	PLN	861,000	04/07	9,434
Buy	RUB	7,051,000	03/07	2,663

				($3,461,471)

(f)	Securities with an approximate aggregate market value of $30,806,727 were pledged as collateral for securities purchased on a when-issued or delayed-delivery basis as of December 31, 2006.

(g)	Transactions in written options for the year ended December 31, 2006 were as follows:

	Number of Contracts	Premium

Outstanding, December 31, 2005	562	$190,921
Call Options Written	178,103,734	1,772,889
Put Options Written	241,103,902	1,746,731
Call Options Repurchased	(3,927)	(783,800)
Put Options Repurchased	(126,004,095)	(1,178,048)

Outstanding, December 31, 2006	293,200,176	$1,748,693

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

(h)	Premiums received and value of written options outstanding as of December 31, 2006:

		Pay/Receive Floating
		Rate Based on	Exercise	Expiration	Notional
Counterparty	Type	3-Month USD-Libor	Rate	Date	Amount	Premium	Value

Barclays	Call — OTC 10-Year Interest Rate Swap	Receive	5.300%	01/02/07	$64,000,000	$332,800	$567,744
Barclays	Put — OTC 10-Year Interest Rate Swap	Pay	5.900%	01/02/07	36,000,000	408,600	1
Barclays	Put — OTC 10-Year Interest Rate Swap	Pay	6.100%	01/02/07	28,000,000	184,100	—
Merrill Lynch	Call — OTC 5-Year Interest Rate Swap	Receive	4.750%	02/01/07	51,100,000	71,540	13,337
Merrill Lynch	Put — OTC 5-Year Interest Rate Swap	Pay	5.350%	02/01/07	51,100,000	81,760	27,032
Wachovia	Call — OTC 5-Year Interest Rate Swap	Receive	5.325%	06/07/07	11,000,000	93,500	170,698
Royal Bank of Scotland	Call — OTC 5-Year Interest Rate Swap	Receive	5.340%	06/07/07	52,000,000	528,840	830,960

		Strike		Number of
		Price		Contracts
Greenwich	Put — CBOT U.S. Treasury 30-Year Futures	$110.00	02/23/07	85	19,510	43,828
Merrill Lynch	Put — CBOT U.S. Treasury 30-Year Futures	110.00	02/23/07	3	689	1,547
Greenwich	Call — CBOT U.S. Treasury 30-Year Futures	115.00	02/23/07	85	26,422	13,281
Merrill Lynch	Call — CBOT U.S. Treasury 30-Year Futures	115.00	02/23/07	3	932	469

					$1,748,693	$1,668,897

(i)	Restricted securities as of December 31, 2006:

Issuer and	Coupon	Maturity			Value as a %
Acquisition Date(s)	Rate	Date	Cost	Value	of Net Assets

Georgia-Pacific Corp ‘B’
02/13/06	7.353%	12/20/12	$2,285,714	$2,299,047	0.07%
03/10/06 - 06/30/06	7.364%	12/20/12	541,429	544,587	0.02%
06/12/06	7.376%	12/20/12	142,857	143,690	0.00%
Pylon Ltd
11/14/06	5.179%	12/29/08	385,952	398,291	0.01%
Shackleton Re Ltd ‘B’
07/27/06	13.371%	08/01/08	1,500,000	1,522,500	0.04%
Shackleton Re Ltd ‘C’
07/27/06	12.871%	08/01/08	2,975,778	3,000,000	0.09%

			$7,831,730	$7,908,115	0.23%

(j)	Securities with an approximate aggregate market value of $2,972,185 were pledged as collateral for swap contracts as of December 31, 2006.

(k)	Credit default swaps outstanding as of December 31, 2006:

						Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Notional	Appreciation
Counterparty	Reference Entity	Protection (1)	Fixed Rate	Date	Amount	(Depreciation)

JPMorgan Chase	General Motors Corp 7.125% due 07/15/13	Sell	6.400%	06/20/07	$2,000,000	$51,145
UBS	Ford Motor Credit Co 7.000% due 10/01/13	Sell	5.250%	09/20/07	6,500,000	219,343
HSBC	Russian Federation 5.000% due 03/31/30	Sell	0.280%	11/20/07	4,000,000	848
Barclays	Vnesheconom Bank 0.000% due 07/12/09	Sell	0.650%	11/20/08	2,600,000	534,685
Barclays	Republic of Panama 8.875% due 09/30/27	Sell	0.300%	12/20/08	6,800,000	4,589
Morgan Stanley	Republic of Panama 8.875% due 09/30/27	Sell	0.300%	12/20/08	2,300,000	1,552
Deutsche Bank	Russian Federation 5.000% due 03/31/30	Sell	0.325%	12/20/08	4,500,000	2,028
Barclays	Russian Federation 5.000% due 03/31/30	Sell	0.330%	12/20/08	4,600,000	2,505
Barclays	Republic of Peru 8.750% due 11/21/33	Sell	0.350%	12/20/08	4,600,000	(2,806)
Lehman Brothers	Republic of Peru 9.125% due 02/21/12	Sell	0.370%	12/20/08	4,500,000	(1,056)
Deutsche Bank	Republic of Indonesia 6.750% due 03/10/14	Sell	0.510%	12/20/08	9,400,000	18,316
Barclays	Ukraine Government Bond 7.650% due 06/11/13	Sell	0.780%	12/20/08	4,600,000	(187)
Deutsche Bank	Ukraine Government Bond 7.650% due 06/11/13	Sell	0.790%	12/20/08	4,500,000	655
Goldman Sachs	General Motors Acceptance Corp 6.875% due 08/28/12	Sell	3.400%	06/20/11	700,000	66,968

						$898,585

(1)	If the portfolio is the seller of protection and a credit default event occurs, as defined under the terms of that particular swap agreement, the portfolio will pay to the buyer of the protection, an amount up to the notional value of the swap and in certain instances, take delivery of the security.
(l)	Interest rate swaps outstanding as of December 31, 2006:

						Unrealized
		Pay/Receive	Fixed	Expiration	Notional	Appreciation
Counterparty	Floating Rate Index	Floating Rate	Rate	Date	Amount	(Depreciation)

JPMorgan Chase	6-Month GBP-LIBOR	Pay	5.000%	06/15/08	GBP24,900,000	($185,716)
Barclays	6-Month GBP-LIBOR	Pay	5.000%	06/15/09	55,100,000	(425,366)
UBS	3-Month USD-LIBOR	Pay	5.000%	06/18/09	$566,000,000	1,727,043
Barclays	3-Month USD-LIBOR	Pay	5.000%	06/20/09	22,100,000	(73,804)
Goldman Sachs	3-Month USD-LIBOR	Pay	5.000%	06/20/09	8,800,000	(29,388)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

						Unrealized
		Pay/Receive	Fixed	Expiration	Notional	Appreciation
Counterparty	Floating Rate Index	Floating Rate	Rate	Date	Amount	(Depreciation)

BNP Paribas	France CPI Excluding Tobacco	Pay	2.103%	09/14/10	EUR 10,000,000	$168,612
BNP Paribas	France CPI Excluding Tobacco	Pay	2.090%	10/15/10	5,300,000	99,374
Barclays	France CPI Excluding Tobacco	Pay	2.103%	10/15/10	1,100,000	18,030
UBS	France CPI Excluding Tobacco	Pay	2.146%	10/15/10	3,800,000	61,506
BNP Paribas	France CPI Excluding Tobacco	Pay	2.040%	02/21/11	10,200,000	110,236
JPMorgan Chase	France CPI Excluding Tobacco	Pay	2.028%	10/15/11	7,400,000	—
UBS	France CPI Excluding Tobacco	Pay	2.095%	10/15/11	15,100,000	201,849
JPMorgan Chase	France CPI Excluding Tobacco	Pay	1.973%	12/15/11	12,100,000	—
Goldman Sachs	France CPI Excluding Tobacco	Pay	1.976%	12/15/11	10,800,000	27,985
BNP Paribas	France CPI Excluding Tobacco	Pay	1.988%	12/15/11	15,600,000	(2,134)
Bank of America	3-Month USD-LIBOR	Pay	5.000%	06/20/12	$78,400,000	(860,563)
Goldman Sachs	3-Month USD-LIBOR	Receive	5.000%	06/20/14	15,400,000	134,045
Barclays	France CPI Excluding Tobacco	Pay	2.138%	01/19/16	EUR 1,800,000	12,900
BNP Paribas	France CPI Excluding Tobacco	Pay	2.150%	01/19/16	15,000,000	188,044
Barclays	28-Day Mexico Interbank TIIE Banxico	Pay	8.720%	09/05/16	MXN 49,000,000	269,571
UBS	Eurostat Eurozone HICP Excluding Tobacco	Receive	2.275%	10/15/16	EUR 7,500,000	39,507
UBS	France CPI Excluding Tobacco	Pay	2.350%	10/15/16	7,500,000	(10,176)
JPMorgan Chase	France CPI Excluding Tobacco	Pay	2.353%	10/15/16	7,100,000	38,665
Barclays	United Kingdom RPI Index	Pay	3.100%	11/14/16	GBP 10,000,000	46,627
Credit Suisse	6-Month EUR-LIBOR	Receive	4.000%	06/15/17	EUR 21,800,000	464,742
Bank of America	3-Month USD-LIBOR	Receive	5.000%	06/20/17	$31,900,000	730,114
CitiGroup	3-Month USD-LIBOR	Receive	5.000%	06/20/17	65,500,000	1,378,616
Lehman Brothers	3-Month USD-LIBOR	Receive	5.000%	06/20/17	18,000,000	411,976
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/20/17	200,000	4,568
Deutsche Bank	3-Month USD-LIBOR	Receive	5.000%	12/20/21	23,400,000	(974,473)
Deutsche Bank	3-Month USD-LIBOR	Receive	5.000%	12/20/26	24,700,000	(1,364,993)
Royal Bank of Canada	3-Month Canadian Bank Bill	Pay	4.500%	06/15/27	CAD 10,000,000	(67,826)
Deutsche Bank	3-Month Canadian Bank Bill	Pay	5.500%	06/15/35	5,800,000	(155,497)
Merrill Lynch	3-Month Canadian Bank Bill	Pay	5.500%	06/15/35	10,800,000	(285,388)
HSBC	6-Month GBP-LIBOR	Receive	4.250%	06/12/36	GBP 6,700,000	558,371
Lehman Brothers	3-Month USD-LIBOR	Receive	5.000%	06/20/37	$34,200,000	742,895
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/20/37	22,100,000	479,616

						$3,479,568

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
Schedule of Investments
December 31, 2006

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 96.79%

Asset-Backed Securities - 2.12%

Ford Credit Auto Owner Trust
5.357% due 12/15/07 ~ “	$16,782,639	$16,782,639
General Electric Equipment Midticket LLC
5.301% due 12/15/07 “	3,800,000	3,800,000

		20,582,639

Certificates of Deposit - 11.78%

Bank of Nova Scotia (Canada)
5.290% due 01/16/07	30,000,000	30,000,122
HBOS Treasury Services NY
5.310% due 02/20/07	24,750,000	24,750,335
Royal Bank of Canada NY
5.310% due 02/09/07	24,750,000	24,750,262
Societe Generale NY
5.295% due 09/21/07 §	34,750,000	34,745,004

		114,245,723

Commercial Paper - 71.19%

Abbott Laboratories
5.240% due 01/23/07	34,500,000	34,389,523
Air Products & Chemicals Inc
5.250% due 01/04/07	3,100,000	3,098,644
5.260% due 01/11/07	10,000,000	9,985,389
Alabama Power Co
5.250% due 01/09/07	4,000,000	3,995,333
5.280% due 01/11/07	5,225,000	5,217,337
Alcon Capital Corp
5.210% due 01/19/07	20,000,000	19,947,900
American Honda Finance Corp
5.230% due 01/09/07	700,000	699,186
5.250% due 02/09/07	23,625,000	23,490,633
Archer-Daniels-Midland Co
5.270% due 02/06/07	28,180,000	28,031,491
Bank of America Corp
5.230% due 01/02/07	25,825,000	25,821,248
Becton Dickinson & Co
5.210% due 01/31/07	12,446,000	12,391,964
5.220% due 01/08/07	7,750,000	7,742,134
5.230% due 01/22/07	8,225,000	8,199,907
BNP Paribas Finance Inc
5.240% due 01/26/07	8,925,000	8,892,523
5.279% due 01/03/07	34,500,000	34,489,882
Boston Edison Co
5.270% due 01/03/07	18,950,000	18,944,452
5.280% due 01/04/07	11,125,000	11,120,105
Coca-Cola Enterprises Inc
5.230% due 01/05/07	9,430,000	9,424,520
5.250% due 01/25/07	6,255,000	6,233,108
Colgate-Palmolive Co
5.240% due 01/11/07	34,250,000	34,200,147
Emerson Electric Co
5.240% due 01/25/07	10,480,000	10,443,390
5.280% due 01/29/07	9,290,000	9,251,849
Florida Power & Light Co
5.280% due 01/04/07	34,500,000	34,484,820
General Electric Capital Corp
5.220% due 01/17/07	18,160,000	18,117,869
Hewlett-Packard Co
5.310% due 01/30/07	34,500,000	34,352,426
Honeywell International Inc
5.300% due 01/03/07	4,355,000	4,353,718
Illinois Tool Works Inc
5.220% due 01/05/07	5,900,000	5,896,578
International Business Machines Corp
5.200% due 01/03/07	29,510,000	29,501,475
5.270% due 01/16/07	9,725,000	9,703,646
Johnson & Johnson
5.200% due 01/08/07	34,500,000	34,465,117
MassMutual Funding LLC
5.270% due 01/17/07	16,900,000	16,860,416
Morgan Stanley
5.260% due 01/08/07	29,080,000	29,050,258
National Rural Utilities Cooperative Finance Corp
5.270% due 01/22/07	1,396,000	1,391,708
New York Life Capital Corp
5.240% due 02/05/07	19,540,000	19,440,455
Sysco Corp
5.250% due 01/12/07	6,395,000	6,384,741
The Bear Stearns Cos Inc
5.270% due 01/11/07	14,750,000	14,728,408
The Procter & Gamble Co
5.210% due 02/22/07	10,000,000	9,924,744
5.230% due 01/03/07	23,719,000	23,712,108
The Royal Bank of Scotland Group PLC (United Kingdom)
5.250% due 01/26/07	29,150,000	29,043,724
The Southern Co
5.300% due 01/18/07	19,000,000	18,952,447
Toyota Motor Credit Corp
5.240% due 01/08/07	24,500,000	24,475,037

		690,850,360

Corporate Notes - 6.60%

Allstate Life Global Funding Trusts
5.309% due 01/11/08 §	29,500,000	29,500,000
Wells Fargo & Co
5.426% due 03/23/07 §	34,500,000	34,508,458

		64,008,458

U.S. Government Agency Issues - 5.10%

Federal Home Loan Bank
5.250% due 03/06/07	24,800,000	24,800,000
5.250% due 12/26/07	24,650,000	24,650,000

		49,450,000

Repurchase Agreement - 0.00%

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $41,020; collateralized by U.S. Treasury Notes: 4.625% due 03/31/08 and market value $45,357)	41,000	41,000

Total Short-Term Investments (Amortized Cost $939,178,180)		939,178,180

TOTAL INVESTMENTS - 96.79% (Amortized Cost $939,178,180)		939,178,180

OTHER ASSETS & LIABILITIES, NET - 3.21%		31,196,433

NET ASSETS - 100.00%		$970,374,613

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

Notes to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Commercial Paper	71.19%
Certificates of Deposit	11.78%
Corporate Notes	6.60%
U.S. Government Agency Issues	5.10%
Asset-Backed Securities	2.12%

96.79%
Other Assets & Liabilities, Net	3.21%

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
WARRANTS - 0.00%

Utilities - 0.00%

Metricom Inc *
Exp. 02/15/2010	3,000	$30
NTELOS Inc * ~
Exp. 08/15/2010	4,000	40

		70

Total Warrants (Cost $98,440)		70

PREFERRED STOCKS - 0.41%

Financial Services - 0.41%

Sovereign REIT ~	2,200	3,426,500

Total Preferred Stocks (Cost $1,958,000)		3,426,500

COMMON STOCKS - 0.09%

Consumer Discretionary - 0.09%

Rogers Communications Inc ‘B’ (Canada)	13,163	784,515

Energy - 0.00%

Dynegy Inc ‘A’ *	1,380	9,991

Total Common Stocks (Cost $566,223)		794,506

EXCHANGE TRADED FUNDS - 0.41%

NASDAQ-100 Index Tracking Stock	30,000	1,294,800
Standard & Poor’s Depository Receipts Trust 1	15,000	2,125,500

Total Exchange Traded Funds (Cost $2,784,200)		3,420,300

	Principal
	Amount
CORPORATE BONDS & NOTES - 92.35%

Autos & Transportation - 6.82%

Amsted Industries Inc
10.250% due 10/15/11 ~	$2,000,000	2,140,000
ArvinMeritor Inc
8.750% due 03/01/12	2,000,000	2,065,000
Ashtead Capital Inc
9.000% due 08/15/16 ~	2,000,000	2,150,000
Avis Budget Car Rental LLC
7.625% due 05/15/14 ~	1,500,000	1,470,000
7.874% due 05/15/14 ~ §	1,000,000	970,000
Continental Airlines Inc
8.750% due 12/01/11	2,000,000	2,025,000
Cooper-Standard Automotive Inc
7.000% due 12/15/12	1,000,000	902,500
Ford Motor Co
7.450% due 07/16/31	4,000,000	3,160,000
General Motors Corp
7.125% due 07/15/13	4,000,000	3,780,000
8.250% due 07/15/23	1,000,000	935,000
8.375% due 07/15/33	2,500,000	2,325,000
Grupo Transportacion Ferroviaria
Mexicana SA de CV (Mexico)
9.375% due 05/01/12	2,000,000	2,145,000
GulfMark Offshore Inc
7.750% due 07/15/14	2,000,000	2,050,000
H&E Equipment Services Inc
8.375% due 07/15/16	1,000,000	1,052,500
Hertz Corp
8.875% due 01/01/14 ~	4,000,000	4,210,000
10.500% due 01/01/16 ~	500,000	552,500
K&F Acquisition Inc
7.750% due 11/15/14	2,000,000	2,070,000
Kansas City Southern de Mexico
SA de CV (Mexico)
7.625% due 12/01/13 ~	2,000,000	2,005,000
Keystone Automotive Operations Inc
9.750% due 11/01/13	1,000,000	995,000
Lear Corp
8.500% due 12/01/13 ~	500,000	487,500
Navios Maritime Holdings Inc
9.500% due 12/15/14 ~	1,000,000	985,242
PHI Inc
7.125% due 04/15/13	2,000,000	1,945,000
Tenneco Inc
8.625% due 11/15/14	1,000,000	1,025,000
10.250% due 07/15/13	3,000,000	3,300,000
The Goodyear Tire & Rubber Co
8.625% due 12/01/11 ~	750,000	778,125
9.000% due 07/01/15	1,500,000	1,578,750
9.140% due 12/01/09 ~ §	250,000	252,187
The Greenbrier Cos Inc
8.375% due 05/15/15	3,500,000	3,578,750
TRW Automotive Inc
9.375% due 02/15/13	1,177,000	1,268,218
11.000% due 02/15/13	902,000	993,328
United Auto Group Inc
7.750% due 12/15/16 ~	1,000,000	1,010,000
United Components Inc
9.375% due 06/15/13	1,500,000	1,560,000
Visteon Corp
8.250% due 08/01/10	1,500,000	1,470,000

		57,234,600

Consumer Discretionary - 24.06%

Allied Waste North America Inc
7.125% due 05/15/16	2,000,000	1,990,000
7.250% due 03/15/15	3,000,000	3,018,750
7.875% due 04/15/13	1,000,000	1,036,250
9.250% due 09/01/12	983,000	1,049,352
AMC Entertainment Inc
8.000% due 03/01/14	2,000,000	1,995,000
AutoNation Inc
7.000% due 04/15/14	500,000	506,250
7.374% due 04/15/13 §	500,000	505,000
Boyd Gaming Corp
6.750% due 04/15/14	2,000,000	2,005,000
Buffets Inc
12.500% due 11/01/14 ~	1,500,000	1,518,750
C&M Finance Ltd (Cayman)
8.048% due 02/01/11 ~ §	1,000,000	1,027,310
8.100% due 02/01/16 ~	1,000,000	1,029,473
Cablemas SA de CV (Mexico)
9.375% due 11/15/15 ~	2,000,000	2,210,000
Carriage Services Inc
7.875% due 01/15/15	1,000,000	982,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
CBD Media Holdings LLC
9.250% due 07/15/12	$2,000,000	$2,092,500
CBD Media Inc
8.625% due 06/01/11	1,000,000	1,030,000
CCO Holdings LLC
8.750% due 11/15/13	1,000,000	1,043,750
Charter Communications Holdings II LLC
10.250% due 09/15/10	4,000,000	4,205,000
Charter Communications Operating LLC
8.000% due 04/30/12 ~	4,000,000	4,175,000
Clear Channel Communications Inc
5.500% due 09/15/14	500,000	422,412
Corrections Corp of America
7.500% due 05/01/11	3,000,000	3,105,000
CSC Holdings Inc
7.625% due 04/01/11	3,000,000	3,071,250
Dex Media Inc
8.000% due 11/15/13	1,500,000	1,552,500
Dex Media West LLC
9.875% due 08/15/13	3,418,000	3,742,710
DIRECTV Holdings LLC
6.375% due 06/15/15	4,000,000	3,855,000
8.375% due 03/15/13	848,000	886,160
EchoStar DBS Corp
6.625% due 10/01/14	1,500,000	1,466,250
7.125% due 02/01/16	3,500,000	3,517,500
Education Management LLC
10.250% due 06/01/16 ~	1,500,000	1,593,750
French Lick Resorts & Casino LLC
10.750% due 04/15/14 ~	1,000,000	940,000
FTI Consulting Inc
7.750% due 10/01/16 ~	1,000,000	1,042,500
Galaxy Entertainment Finance Co Ltd (Hong Kong)
9.875% due 12/15/12 ~	3,000,000	3,228,750
Greektown Holdings LLC
10.750% due 12/01/13 ~	2,000,000	2,100,000
GSC Holdings Corp
9.247% due 10/01/11 §	2,000,000	2,085,000
Hanesbrands Inc
8.735% due 12/15/14 ~ §	1,000,000	1,022,500
Herbst Gaming Inc
8.125% due 06/01/12	1,500,000	1,537,500
Idearc Inc
8.000% due 11/15/16 ~	1,500,000	1,530,000
Inn of the Mountain Gods Resort & Casino
12.000% due 11/15/10	1,000,000	1,085,000
Iron Mountain Inc
7.750% due 01/15/15	1,000,000	1,025,000
8.625% due 04/01/13	2,000,000	2,075,000
Isle of Capri Casinos Inc
7.000% due 03/01/14	1,000,000	1,000,000
Lamar Media Corp
6.625% due 08/15/15	2,500,000	2,490,625
Landry’s Restaurants Inc
7.500% due 12/15/14	3,500,000	3,438,750
Las Vegas Sands Corp
6.375% due 02/15/15	4,000,000	3,895,000
Levi Strauss & Co
8.875% due 04/01/16	2,500,000	2,625,000
12.250% due 12/15/12	1,500,000	1,676,250
Marquee Holding Inc
0.000% due 08/15/14 §	1,000,000	843,750
Mediacom Broadband LLC
8.500% due 10/15/15	2,000,000	2,035,000
8.500% due 10/15/15 ~	1,000,000	1,017,500
Mediacom LLC
9.500% due 01/15/13	3,500,000	3,622,500
Medianews Group Inc
6.875% due 10/01/13	2,500,000	2,275,000
MediMedia USA Inc
11.375% due 11/15/14 ~	250,000	263,125
MGM MIRAGE
6.625% due 07/15/15	1,000,000	957,500
6.750% due 09/01/12	1,500,000	1,485,000
6.875% due 04/01/16	1,000,000	965,000
7.625% due 01/15/17	3,000,000	3,022,500
9.750% due 06/01/07	2,500,000	2,543,750
Michaels Stores Inc
10.000% due 11/01/14 ~	2,000,000	2,090,000
11.375% due 11/01/16 ~	2,000,000	2,095,000
Mobile Services Group Inc
9.750% due 08/01/14 ~	1,000,000	1,050,000
Mohegan Tribal Gaming Authority
7.125% due 08/15/14	1,000,000	1,018,750
Morris Publishing Group LLC
7.000% due 08/01/13	3,000,000	2,857,500
Nebraska Book Co Inc
8.625% due 03/15/12	3,000,000	2,895,000
Neiman-Marcus Group Inc
9.000% due 10/15/15	2,500,000	2,740,625
10.375% due 10/15/15	500,000	558,750
Network Communications Inc
10.750% due 12/01/13	2,000,000	2,030,000
Nielsen Finance LLC
0.000% due 08/01/16 ~ §	1,000,000	693,750
10.000% due 08/01/14 ~	2,000,000	2,177,500
NPC International Inc
9.500% due 05/01/14	1,000,000	1,030,000
Penn National Gaming Inc
6.875% due 12/01/11	1,000,000	1,012,500
Perry Ellis International Inc
8.875% due 09/15/13	1,500,000	1,507,500
PRIMEDIA Inc
8.875% due 05/15/11	2,500,000	2,562,500
10.749% due 05/15/10 §	1,000,000	1,045,000
R.H. Donnelley Corp
6.875% due 01/15/13	3,000,000	2,891,250
8.875% due 01/15/16	3,000,000	3,165,000
Rental Services Corp
9.500% due 12/01/14 ~	1,000,000	1,037,500
Riddell Bell Holdings Inc
8.375% due 10/01/12	2,000,000	1,965,000
River Rock Entertainment Authority
9.750% due 11/01/11	3,000,000	3,195,000
Salem Communications Corp
7.750% due 12/15/10	3,000,000	3,060,000
Sally Holdings LLC
9.250% due 11/15/14 ~	1,000,000	1,023,750
10.500% due 11/15/16 ~	1,000,000	1,025,000
San Pasqual Casino
8.000% due 09/15/13 ~	1,000,000	1,032,500
Sealy Mattress Co
8.250% due 06/15/14	1,500,000	1,575,000
Service Corp International
7.375% due 10/01/14	500,000	525,000
Sinclair Broadcast Group Inc
8.000% due 03/15/12	3,000,000	3,112,500
Sirius Satellite Radio Inc
9.625% due 08/01/13	3,000,000	2,966,250
Six Flags Inc
8.875% due 02/01/10	1,000,000	972,500
Station Casinos Inc
6.500% due 02/01/14	1,000,000	893,750
6.625% due 03/15/18	500,000	431,250
6.875% due 03/01/16	3,500,000	3,158,750
7.750% due 08/15/16	1,500,000	1,518,750
TDS Investor Corp
9.875% due 09/01/14 ~	3,000,000	3,030,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
The Geo Group Inc
8.250% due 07/15/13	$3,500,000	$3,622,500
Turning Stone Resort Casino Enterprise
9.125% due 09/15/14 ~	1,000,000	1,027,500
United Rentals North America Inc
6.500% due 02/15/12	2,000,000	1,985,000
7.750% due 11/15/13	1,500,000	1,513,125
Universal City Florida Holding Co
8.375% due 05/01/10	1,500,000	1,545,000
10.121% due 05/01/10 §	1,000,000	1,037,500
Videotron Ltee (Canada)
6.375% due 12/15/15	500,000	491,250
6.875% due 01/15/14	3,000,000	3,033,750
VWR International Inc
8.000% due 04/15/14	3,000,000	3,105,000
Wesco Distribution Inc
7.500% due 10/15/17	2,500,000	2,525,000
Williams Scotsman Inc
8.500% due 10/01/15	2,500,000	2,621,875
Wimar Opco LLC
9.625% due 12/15/14 ~	3,000,000	2,985,000
Wynn Las Vegas LLC
6.625% due 12/01/14	3,000,000	2,996,250
XM Satellite Radio Inc
9.871% due 05/01/13 §	3,000,000	2,932,500

		201,824,292

Consumer Staples - 2.52%

Constellation Brands Inc
7.250% due 09/01/16	2,250,000	2,323,125
Couche-Tard U.S. LP
7.500% due 12/15/13	2,000,000	2,055,000
Dean Foods Co
7.000% due 06/01/16	1,000,000	1,015,000
Dole Food Co Inc
7.250% due 06/15/10	1,000,000	957,500
8.875% due 03/15/11	356,000	352,440
Reynolds American Inc
7.625% due 06/01/16	2,000,000	2,129,068
Smithfield Foods Inc
7.000% due 08/01/11	3,000,000	3,045,000
Stater Brothers Holdings Inc
8.125% due 06/15/12	1,000,000	1,020,000
8.860% due 06/15/10 §	5,000,000	5,087,500
SUPERVALU Inc
7.500% due 11/15/14	3,000,000	3,143,106

		21,127,739

Energy - 7.61%

Basic Energy Services Inc
7.125% due 04/15/16	2,000,000	1,970,000
Chesapeake Energy Corp
6.375% due 06/15/15	1,000,000	995,000
6.500% due 08/15/17	1,000,000	982,500
7.000% due 08/15/14	1,500,000	1,531,875
7.500% due 09/15/13	1,000,000	1,046,250
Complete Production Services Inc
8.000% due 12/15/16 ~	2,000,000	2,060,000
Denbury Resources Inc
7.500% due 04/01/13	1,000,000	1,020,000
7.500% due 12/15/15	1,000,000	1,025,000
Dynegy Holdings Inc
8.375% due 05/01/16	3,500,000	3,692,500
El Paso Corp
7.000% due 05/15/11	5,000,000	5,212,500
El Paso Natural Gas Co
7.625% due 08/01/10	1,500,000	1,575,000
El Paso Performance-Linked Trust
7.750% due 07/15/11 ~	1,000,000	1,062,500
Encore Acquisition Co
7.250% due 12/01/17	2,000,000	1,945,000
Griffin Coal Mining Co (Australia)
9.500% due 12/01/16 ~	2,000,000	2,070,000
Hanover Compressor Co
7.500% due 04/15/13	500,000	507,500
9.000% due 06/01/14	1,000,000	1,085,000
Hanover Equipment Trust ‘A’
8.500% due 09/01/08	2,577,000	2,622,097
Hanover Equipment Trust ‘B’
8.750% due 09/01/11	2,000,000	2,095,000
Holly Energy Partners LP
6.250% due 03/01/15	2,000,000	1,910,000
Mariner Energy Inc
7.500% due 04/15/13	2,000,000	1,950,000
Northwest Pipeline Corp
7.000% due 06/15/16	1,000,000	1,050,000
NRG Energy Inc
7.250% due 02/01/14	3,000,000	3,030,000
7.375% due 02/01/16	2,000,000	2,015,000
7.375% due 01/15/17	2,000,000	2,010,000
Peabody Energy Corp
6.875% due 03/15/13	2,000,000	2,060,000
7.375% due 11/01/16	1,000,000	1,070,000
Petrohawk Energy Corp
9.125% due 07/15/13	2,000,000	2,110,000
Quicksilver Resources Inc
7.125% due 04/01/16	1,500,000	1,473,750
Range Resources Corp
7.500% due 05/15/16	2,000,000	2,060,000
Regency Energy Partners LP
8.375% due 12/15/13 ~	2,000,000	2,015,000
SemGroup LP
8.750% due 11/15/15 ~	3,000,000	3,030,000
Tenaska Alabama Partners LP
7.000% due 06/30/21 ~	484,605	483,711
The Williams Cos Inc
7.750% due 06/15/31	1,000,000	1,055,000
Whiting Petroleum Corp
7.000% due 02/01/14	2,000,000	2,005,000
7.250% due 05/01/12	1,000,000	1,007,500
Williams Partners LP
7.250% due 02/01/17 ~	1,000,000	1,025,000

		63,857,683

Financial Services - 9.66%

Ace Cash Express Inc
10.250% due 10/01/14 ~	500,000	508,750
Arch Western Finance LLC
6.750% due 07/01/13	3,000,000	2,992,500
Buffalo Thunder Development Authority
9.375% due 12/15/14 ~	500,000	510,000
CCM Merger Inc
8.000% due 08/01/13 ~	3,000,000	2,947,500
Chukchansi Economic Development Authority
8.000% due 11/15/13 ~	1,000,000	1,043,750
8.877% due 11/15/12 ~ §	1,000,000	1,032,500
Dow Jones CDX NA HY
8.375% due 12/29/11 ~	5,000,000	5,115,250
E*TRADE Financial Corp
7.875% due 12/01/15	1,000,000	1,067,500
8.000% due 06/15/11	4,000,000	4,200,000
Ford Motor Credit Co
8.000% due 12/15/16	1,000,000	989,819
8.110% due 01/13/12 §	5,000,000	4,960,675
9.750% due 09/15/10 ~	2,000,000	2,129,266
9.824% due 04/15/12 §	2,000,000	2,122,112
9.875% due 08/10/11	2,000,000	2,141,026
10.610% due 06/15/11 ~ §	3,845,000	4,108,586

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
General Motors Acceptance Corp
6.000% due 12/15/11	$2,000,000	$1,993,404
6.875% due 09/15/11	6,500,000	6,673,674
7.750% due 01/19/10	1,000,000	1,047,371
8.000% due 11/01/31	4,000,000	4,605,604
Host Marriott LP
6.750% due 06/01/16	2,000,000	2,012,500
7.000% due 08/15/12	1,000,000	1,020,000
7.125% due 11/01/13	1,000,000	1,027,500
iPayment Inc
9.750% due 05/15/14	1,950,000	2,013,375
Momentive Performance Materials Inc
9.750% due 12/01/14 ~	3,000,000	3,015,000
11.500% due 12/01/16 ~	2,000,000	1,970,000
NCO Group Inc
10.244% due 11/15/13 ~ §	2,000,000	1,995,000
Nell AF Sarl (Luxembourg)
8.375% due 08/15/15 ~	4,000,000	4,130,000
Rouse Co LP
6.750% due 05/01/13 ~	4,000,000	4,037,008
Thornburg Mortgage Inc
8.000% due 05/15/13	4,000,000	3,980,000
Ventas Realty LP
6.625% due 10/15/14	1,250,000	1,284,375
6.750% due 04/01/17	2,000,000	2,075,000
9.000% due 05/01/12	2,000,000	2,270,000

		81,019,045

Health Care - 5.04%

CDRV Investors Inc
9.860% due 12/01/11 ~ §	2,000,000	1,960,000
DaVita Inc
6.625% due 03/15/13	1,000,000	1,007,500
7.250% due 03/15/15	1,000,000	1,025,000
Elan Finance PLC (Ireland)
8.875% due 12/01/13 ~	2,000,000	2,010,000
9.374% due 11/15/11 §	1,000,000	997,500
Hanger Orthopedic Group Inc
10.250% due 06/01/14	1,500,000	1,556,250
HCA Inc
9.250% due 11/15/16 ~	3,000,000	3,221,250
9.625% due 11/15/16 ~	1,000,000	1,077,500
HealthSouth Corp
10.750% due 06/15/16 ~	3,000,000	3,243,750
IASIS Healthcare LLC
8.750% due 06/15/14	2,000,000	2,035,000
Multiplan Inc
10.375% due 04/15/16 ~	3,000,000	3,000,000
Omnicare Inc
6.750% due 12/15/13	1,000,000	992,500
6.875% due 12/15/15	1,500,000	1,488,750
Psychiatric Solutions Inc
10.625% due 06/15/13	1,500,000	1,657,500
Res-Care Inc
7.750% due 10/15/13	2,000,000	2,060,000
Select Medical Corp
7.625% due 02/01/15	2,000,000	1,670,000
11.175% due 09/15/15 §	1,000,000	830,000
Tenet Healthcare Corp
6.500% due 06/01/12	1,000,000	910,000
9.875% due 07/01/14	3,000,000	3,067,500
The Jean Coutu Group PJC Inc (Canada)
7.625% due 08/01/12	2,500,000	2,643,750
Valeant Pharmaceuticals International
7.000% due 12/15/11	2,000,000	1,930,000
Vanguard Health Holding Co II LLC
9.000% due 10/01/14	2,500,000	2,543,750
Warner Chilcott Corp (Bermuda)
8.750% due 02/01/15	1,300,000	1,339,000

		42,266,500

Integrated Oils - 1.38%

Berry Petroleum Co
8.250% due 11/01/16	1,000,000	1,006,250
Compton Petroleum Finance Corp (Canada)
7.625% due 12/01/13	3,000,000	2,910,000
MarkWest Energy Partners LP
8.500% due 07/15/16 ~	500,000	522,500
Sabine Pass LNG LP
7.500% due 11/30/16 ~	4,000,000	3,995,000
TNK-BP Finance SA (Russia)
7.500% due 07/18/16 ~	2,000,000	2,132,500
Venoco Inc
8.750% due 12/15/11	1,000,000	992,500

		11,558,750

Materials & Processing - 12.05%

Abitibi-Consolidated Inc (Canada)
7.750% due 06/15/11	2,000,000	1,805,000
Ainsworth Lumber Co Ltd (Canada)
9.110% due 10/01/10 §	2,000,000	1,700,000
Aleris International Inc
9.000% due 12/15/14 ~	1,000,000	1,007,500
10.000% due 12/15/16 ~	2,000,000	2,015,000
Ball Corp
6.625% due 03/15/18	2,000,000	1,995,000
BCP Crystal Holdings Corp
9.625% due 06/15/14	600,000	666,000
Berry Plastics Holding Corp
8.875% due 09/15/14 ~	500,000	510,000
9.235% due 09/15/14 ~ §	1,500,000	1,526,250
Bowater Inc
6.500% due 06/15/13	2,000,000	1,835,000
Buckeye Technologies Inc
8.500% due 10/01/13	2,500,000	2,650,000
Chemtura Corp
6.875% due 06/01/16	1,500,000	1,451,250
Cosipa Commercial Ltd (Brazil)
8.250% due 06/14/16 ~	2,000,000	2,225,000
Covalence Specialty Materials Corp
10.250% due 03/01/16 ~	3,000,000	2,760,000
Crown Americas LLC
7.625% due 11/15/13	3,000,000	3,105,000
7.750% due 11/15/15	1,000,000	1,042,500
Drummond Co Inc
7.375% due 02/15/16 ~	3,000,000	2,955,000
Dycom Industries Inc
8.125% due 10/15/15	2,000,000	2,080,000
Equistar Chemicals LP
10.625% due 05/01/11	4,000,000	4,280,000
FMG Finance Property Ltd (Australia)
10.625% due 09/01/16 ~	2,000,000	2,155,000
Freeport-McMoRan Copper & Gold Inc
6.875% due 02/01/14	1,000,000	1,025,000
10.125% due 02/01/10	2,000,000	2,112,500
Georgia Gulf Corp
9.500% due 10/15/14 ~	1,000,000	980,000
Georgia-Pacific Corp
7.000% due 01/15/15 ~	1,000,000	1,002,500
7.125% due 01/15/17 ~	1,000,000	1,002,500
8.125% due 05/15/11	2,000,000	2,110,000
Graham Packaging Co Inc
8.500% due 10/15/12	3,000,000	3,045,000
9.875% due 10/15/14	2,000,000	2,030,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
Graphic Packaging International Corp
8.500% due 08/15/11	$1,000,000	$1,040,000
9.500% due 08/15/13	1,000,000	1,060,000
Hercules Inc
6.750% due 10/15/29	2,400,000	2,301,000
Hexion U.S. Finance Corp
9.750% due 11/15/14 ~	4,000,000	4,075,000
Huntsman LLC
11.500% due 07/15/12	660,000	747,450
11.625% due 10/15/10	1,300,000	1,426,750
Ineos Group Holdings PLC (United Kingdom)
8.500% due 02/15/16 ~	1,000,000	960,000
Jefferson Smurfit Corp
8.250% due 10/01/12	2,000,000	1,960,000
Lyondell Chemical Co
8.250% due 09/15/16	3,000,000	3,165,000
10.500% due 06/01/13	1,000,000	1,105,000
11.125% due 07/15/12	1,000,000	1,080,000
Millennium America Inc
9.250% due 06/15/08	2,000,000	2,075,000
Nalco Co
8.875% due 11/15/13	2,000,000	2,127,500
NewPage Corp
10.000% due 05/01/12	1,500,000	1,590,000
Nortek Inc
8.500% due 09/01/14	4,000,000	3,940,000
Owens-Brockway Glass Containers Inc
6.750% due 12/01/14	1,000,000	975,000
7.750% due 05/15/11	1,500,000	1,548,750
8.250% due 05/15/13	2,000,000	2,077,500
8.875% due 02/15/09	2,637,000	2,709,517
Plastipak Holdings Inc
8.500% due 12/15/15 ~	1,000,000	1,030,000
PNA Group Inc
10.750% due 09/01/16 ~	1,500,000	1,558,125
Silgan Holdings Inc
6.750% due 11/15/13	2,000,000	1,970,000
Sino-Forest Corp (Canada)
9.125% due 08/17/11 ~	2,000,000	2,172,500
Texas Industries Inc
7.250% due 07/15/13	1,000,000	1,020,000
The Mosaic Co
7.375% due 12/01/14 ~	1,000,000	1,031,250
7.625% due 12/01/16 ~	500,000	520,625
Tronox Worldwide LLC
9.500% due 12/01/12	2,000,000	2,115,000
Verso Paper Holdings LLC
9.125% due 08/01/14 ~	1,500,000	1,571,250
11.375% due 08/01/16 ~	1,000,000	1,055,000

		101,078,217

Multi-Industry - 0.69%

Bombardier Inc (Canada)
8.000% due 11/15/14 ~	1,500,000	1,545,000
J.B. Poindexter & Co Inc
8.750% due 03/15/14	2,000,000	1,710,000
RBS Global Inc & Rexnord Corp
9.500% due 08/01/14 ~	1,000,000	1,045,000
Southern Star Central Corp
6.750% due 03/01/16	1,500,000	1,503,750

		5,803,750

Producer Durables - 3.30%

Alliant Techsystems Inc
6.750% due 04/01/16	2,000,000	2,005,000
American Tower Corp
7.125% due 10/15/12	2,000,000	2,065,000
Case New Holland Inc
7.125% due 03/01/14	1,500,000	1,530,000
9.250% due 08/01/11	3,000,000	3,191,250
Desarrolladora Homex SA de CV (Mexico)
7.500% due 09/28/15	2,000,000	2,050,000
Esco Corp
8.625% due 12/15/13 ~	2,000,000	2,065,000
K. Hovnanian Enterprises Inc
7.500% due 05/15/16	500,000	505,000
Standard Pacific Corp
6.500% due 08/15/10	2,000,000	1,965,000
Terex Corp
7.375% due 01/15/14	4,500,000	4,590,000
TransDigm Group Inc
7.750% due 07/15/14	2,000,000	2,070,000
Vought Aircraft Industries Inc
8.000% due 07/15/11	2,000,000	1,935,000
Xerox Corp
6.750% due 02/01/17	1,500,000	1,575,000
7.625% due 06/15/13	2,000,000	2,110,000

		27,656,250

Technology - 4.86%

Amkor Technology Inc
7.750% due 05/15/13	1,000,000	923,750
Avago Technologies Finance Pte (Singapore)
10.125% due 12/01/13 ~	2,000,000	2,145,000
11.875% due 12/01/15 ~	500,000	550,000
Celestica Inc (Canada)
7.625% due 07/01/13	3,000,000	2,940,000
DRS Technologies Inc
6.625% due 02/01/16	2,000,000	2,025,000
7.625% due 02/01/18	1,000,000	1,035,000
Freescale Semiconductor Inc
9.125% due 12/15/14 ~	3,000,000	2,996,250
9.244% due 12/15/14 ~ §	1,500,000	1,494,375
10.125% due 12/15/16 ~	1,000,000	990,000
L-3 Communications Corp
7.625% due 06/15/12	2,500,000	2,600,000
Nortel Networks Ltd (Canada)
9.624% due 07/15/11 ~ §	500,000	529,375
10.125% due 07/15/13 ~	1,000,000	1,085,000
NXP BV (Netherlands)
8.118% due 10/15/13 ~ §	3,000,000	3,060,000
9.500% due 10/15/15 ~	1,000,000	1,030,000
Sanmina-SCI Corp
6.750% due 03/01/13	1,000,000	925,000
8.125% due 03/01/16	2,000,000	1,945,000
Seagate Technology HDD Holdings (Cayman)
6.800% due 10/01/16	2,000,000	2,020,000
Sensata Technologies (Netherlands)
8.250% due 05/01/14 ~	1,500,000	1,447,500
STATS ChipPAC Ltd (Singapore)
6.750% due 11/15/11	3,000,000	2,955,000
Sungard Data Systems Inc
9.125% due 08/15/13	3,000,000	3,165,000
9.973% due 08/15/13 §	1,500,000	1,565,625
10.250% due 08/15/15	1,000,000	1,072,500
Syniverse Technologies Inc
7.750% due 08/15/13	2,000,000	1,990,000
UGS Capital Corp II
10.348% due 06/01/11 ~ §	262,615	270,493

		40,759,868

Utilities - 14.36%

Allegheny Energy Supply Co LLC
8.250% due 04/15/12 ~	142,000	156,555
AmeriGas Partners LP
7.250% due 05/20/15	2,000,000	2,035,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
Cablevision Systems Corp
8.000% due 04/15/12	$3,000,000	$2,962,500
9.870% due 04/01/09 §	2,000,000	2,120,000
Centennial Communications Corp
10.000% due 01/01/13	2,000,000	2,137,500
11.122% due 01/01/13 §	2,000,000	2,125,000
Cincinnati Bell Inc
7.000% due 02/15/15	2,000,000	2,012,500
7.250% due 07/15/13	2,000,000	2,080,000
Citizens Communications Co
6.250% due 01/15/13	3,000,000	2,958,750
CMS Energy Corp
6.875% due 12/15/15	1,500,000	1,556,250
Colorado Interstate Gas Co
6.800% due 11/15/15	2,500,000	2,611,955
Cricket Communications Inc
9.375% due 11/01/14 ~	1,000,000	1,060,000
Dobson Cellular Systems
8.375% due 11/01/11	1,000,000	1,058,750
9.875% due 11/01/12	1,000,000	1,095,000
Dobson Communications Corp
9.624% due 10/15/12 §	1,000,000	1,025,000
Edison Mission Energy
7.500% due 06/15/13	1,000,000	1,050,000
7.750% due 06/15/16	2,000,000	2,130,000
Ferrellgas Partners LP
8.750% due 06/15/12	3,000,000	3,090,000
Hawaiian Telcom Communications Inc
10.889% due 05/01/13 §	4,000,000	4,020,000
Inergy LP
6.875% due 12/15/14	2,000,000	1,975,000
Intelsat Bermuda Ltd (Bermuda)
11.354% due 06/15/13 ~ §	2,000,000	2,110,000
Intelsat Subsidiary Holding Co Ltd (Bermuda)
8.250% due 01/15/13	4,500,000	4,590,000
10.484% due 01/15/12 §	3,000,000	3,041,250
Kabel Deutschland GmbH (Germany)
10.625% due 07/01/14	3,000,000	3,341,250
Level 3 Financing Inc
9.250% due 11/01/14 ~	1,500,000	1,537,500
MetroPCS Wireless Inc
9.250% due 11/01/14 ~	2,000,000	2,100,000
Midwest Generation LLC
8.750% due 05/01/34	8,000,000	8,720,000
Mirant Americas Generation LLC
8.300% due 05/01/11	2,000,000	2,060,000
Mirant North America LLC
7.375% due 12/31/13	2,250,000	2,295,000
MSW Energy Holdings II LLC
7.375% due 09/01/10	2,000,000	2,050,000
Nevada Power Co
9.000% due 08/15/13	975,000	1,057,814
NTL Cable PLC (United Kingdom)
9.125% due 08/15/16	2,000,000	2,122,500
Qwest Communications International Inc
7.250% due 02/15/11	5,000,000	5,137,500
7.500% due 02/15/14	3,000,000	3,105,000
Qwest Corp
7.500% due 10/01/14	500,000	532,500
7.875% due 09/01/11	4,000,000	4,280,000
8.610% due 06/15/13 §	1,000,000	1,087,500
8.875% due 03/15/12	1,000,000	1,118,750
Rogers Cable Inc (Canada)
6.250% due 06/15/13	1,000,000	1,012,500
6.750% due 03/15/15	1,000,000	1,035,336
Rogers Wireless Inc (Canada)
7.250% due 12/15/12	2,000,000	2,130,000
Rural Cellular Corp
9.875% due 02/01/10	2,500,000	2,671,875
11.121% due 11/01/12 §	2,000,000	2,095,000
Sierra Pacific Resources
8.625% due 03/15/14	1,045,000	1,127,199
Southern Union Co
7.200% due 11/01/66 §	3,000,000	2,972,280
The AES Corp
7.750% due 03/01/14	5,000,000	5,300,000
8.750% due 05/15/13 ~	3,000,000	3,228,750
8.875% due 02/15/11	1,412,000	1,521,430
9.000% due 05/15/15 ~	1,000,000	1,080,000
West Corp
9.500% due 10/15/14 ~	3,000,000	3,015,000
11.000% due 10/15/16 ~	1,000,000	1,015,000
Windstream Corp
8.125% due 08/01/13 ~	2,500,000	2,718,750

		120,469,444

Total Corporate Bonds & Notes (Cost $757,015,898)		774,656,138

CONVERTIBLE CORPORATE BONDS & NOTES - 0.33%

Energy - 0.23%

Peabody Energy Corp
4.750% due 12/15/66	2,000,000	1,917,500

Health Care - 0.10%

Omnicare Inc
3.250% due 12/15/35	1,000,000	872,500

Total Convertible Corporate Bonds & Notes (Cost $3,000,000)		2,790,000

BANK LOAN OBLIGATIONS - 3.42%

Autos & Transportation - 0.36%

Lear Corp
7.864% due 04/25/12 ◊ §	2,091,000	2,090,891
7.870% due 04/25/12 ◊ §	900,000	899,953

		2,990,844

Consumer Discretionary - 0.71%

Charter Communications Inc
8.001% due 04/28/13 ◊ §	2,000,000	2,015,374
Education Management LLC ‘B’
7.875% due 06/01/13 ◊ §	997,500	1,005,480
Hanesbrands Inc ‘B’
7.600% due 09/05/13 ◊ §	68,928	69,665
7.688% due 09/05/13 ◊ §	857,143	866,304
HBI Branded Apparel
9.188% due 03/05/14 ◊ §	1,000,000	1,028,661
Idearc Inc ‘B’
7.350% due 11/17/14 ◊ §	1,000,000	1,006,219

		5,991,703

Health Care - 0.36%

HCA Inc ‘B’
8.114% due 11/18/13 ◊ §	3,000,000	3,036,708

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
Integrated Oils - 0.24%

Venoco Inc
9.875% due 03/30/11 ◊ §	$2,000,000	$2,020,000

Materials & Processing - 0.36%

Georgia-Pacific Corp ‘B’
7.353% due 12/23/12 ◊ §	761,905	766,349
7.364% due 12/23/12 ◊ §	180,476	181,529
7.376% due 12/23/12 ◊ §	47,619	47,897
Ineos Holdings Ltd ‘B2’ (United Kingdom)
7.611% due 12/16/13 ◊ §	990,000	1,001,035
Ineos Holdings Ltd ‘C2’ (United Kingdom)
8.111% due 12/16/14 ◊ §	990,000	1,001,035

		2,997,845

Producer Durables - 0.18%

TransDigm Group Inc ‘B’
7.366% due 06/23/13 ◊ §	1,500,000	1,512,188

Technology - 0.44%

Advanced Micro Devices Inc ‘B’
7.620% due 12/31/13 ◊ §	2,659,482	2,675,771
Sanmina-SCI Corp ‘B’
7.938% due 01/31/08 ◊ §	1,000,000	1,004,000

		3,679,771

Utilities - 0.77%

Astoria ‘B’
7.350% due 02/23/13 ◊ §	128,535	129,437
7.370% due 02/23/13 ◊ §	2,260,868	2,276,723
Leap Wireless Inc ‘B’
8.114% due 06/16/13 ◊ §	995,000	1,006,816
MetroPCS Wireless Inc ‘B’
7.875% due 11/03/13 ◊ §	2,992,500	3,006,528

		6,419,504

Total Bank Loan Obligations (Cost $28,428,048)		28,648,563

SHORT-TERM INVESTMENTS - 1.02%

Commercial Paper - 1.02%

Emerson Electric Co
5.240% due 01/25/07	1,400,000	1,395,109
International Business Machines Corp
5.250% due 01/03/07	2,785,000	2,784,188
5.270% due 01/16/07	3,865,000	3,856,513
Johnson & Johnson
5.210% due 01/02/07	470,000	469,932

		8,505,742

Repurchase Agreement - 0.00%

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $2,001; collateralized by U.S. Treasury Notes: 3.875% due 09/15/10 and market value $4,914)	2,000	2,000

Total Short-Term Investments (Cost $8,507,742)		8,507,742

TOTAL INVESTMENTS - 98.03% (Cost $802,358,551)		822,243,819

OTHER ASSETS & LIABILITIES, NET - 1.97%		16,551,348

NET ASSETS - 100.00%		$838,795,167

Notes to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	24.86%
Utilities	15.13%
Materials & Processing	12.41%
Financial Services	10.07%
Energy	7.84%
Autos & Transportation	7.18%
Health Care	5.50%
Technology	5.30%
Producer Durables	3.48%
Consumer Staples	2.52%
Integrated Oils	1.62%
Short-Term Investments	1.02%
Multi-Industry	0.69%
Exchange Traded Funds	0.41%

98.03%
Other Assets & Liabilities, Net	1.97%

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

(c)	Restricted securities as of December 31, 2006:

Issuer and	Coupon	Maturity			Value as a %
Acquisition Date(s)	Rate	Date	Cost	Value	of Net Assets

Advanced Micro Devices Inc ‘B’
10/24/06	7.620%	12/31/13	$2,659,482	$2,675,771	0.32%
Astoria ‘B’
08/31/06	7.350%	02/23/13	128,981	129,437	0.02%
02/23/06 - 08/31/06	7.370%	02/23/13	2,267,513	2,276,723	0.27%
Charter Communications Inc
08/30/06	8.001%	04/28/13	2,000,000	2,015,374	0.24%
Education Management LLC ‘B’
05/23/06	7.875%	06/01/13	997,500	1,005,480	0.12%
Georgia-Pacific Corp ‘B’
03/10/06	7.353%	12/23/12	761,905	766,349	0.09%
06/30/06	7.364%	12/23/12	180,476	181,529	0.02%
06/30/06	7.376%	12/23/12	47,619	47,897	0.01%
Hanesbrands Inc ‘B’
10/26/06	7.600%	09/05/13	68,929	69,665	0.01%
10/26/06	7.688%	09/05/13	857,143	866,304	0.10%
HBI Branded Apparel
10/26/06	9.188%	03/05/14	1,000,000	1,028,661	0.12%
HCA Inc ‘B’
11/14/06	8.114%	11/18/13	3,000,000	3,036,708	0.36%
Idearc Inc ‘B’
12/18/06	7.350%	11/17/14	1,000,000	1,006,219	0.12%
Ineos Holdings Ltd ‘B2’
01/31/06	7.611%	12/16/13	990,000	1,001,035	0.12%
Ineos Holdings Ltd ‘C2’
01/31/06	8.111%	12/16/14	990,000	1,001,035	0.12%
Leap Wireless Inc ‘B’
05/25/06	8.114%	06/16/13	995,000	1,006,816	0.12%
Lear Corp
04/24/06	7.864%	04/25/12	2,091,000	2,090,891	0.25%
06/30/06	7.870%	04/25/12	900,000	899,953	0.11%
MetroPCS Wireless Inc ‘B’
11/02/06	7.875%	11/03/13	2,992,500	3,006,528	0.36%
Sanmina-SCI Corp ‘B’
10/19/06	7.938%	01/31/08	1,000,000	1,004,000	0.12%
Transdigm Group Inc ‘B’
06/23/06	7.366%	06/23/13	1,500,000	1,512,188	0.18%
Venoco Inc
04/26/06	9.875%	03/30/11	2,000,000	2,020,000	0.24%

			$28,428,048	$28,648,563	3.42%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
COMSTOCK PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
COMMON STOCKS - 95.98%

Autos & Transportation - 0.03%

Southwest Airlines Co	30,300	$464,196

Consumer Discretionary - 13.66%

Clear Channel Communications Inc	359,998	12,794,329
Gannett Co Inc	127,700	7,720,742
Kimberly-Clark Corp	524,600	35,646,570
Liberty Media Corp — Capital ‘A’ *	141,165	13,831,347
Liberty Media Corp — Interactive ‘A’ *	692,825	14,944,235
Lowe’s Cos Inc	186,200	5,800,130
News Corp ‘B’	703,600	15,662,136
The Walt Disney Co	255,000	8,738,850
Time Warner Inc	1,699,700	37,019,466
Viacom Inc ‘B’ *	756,000	31,018,680
Wal-Mart Stores Inc	791,700	36,560,706

		219,737,191

Consumer Staples - 10.13%

Altria Group Inc	312,000	26,775,840
Anheuser-Busch Cos Inc	225,300	11,084,760
Cadbury Schweppes PLC ADR (United Kingdom)	457,900	19,657,647
CVS Corp	547,800	16,932,498
Kraft Foods Inc ‘A’	603,200	21,534,240
The Coca-Cola Co	707,000	34,112,750
Unilever NV ‘NY’ (Netherlands)	1,204,800	32,830,800

		162,928,535

Financial Services - 27.89%

Aflac Inc	194,900	8,965,400
American International Group Inc	252,700	18,108,482
Bank of America Corp	930,500	49,679,395
Barclays PLC ADR (United Kingdom)	58,400	3,395,376
Berkshire Hathaway Inc ‘B’ *	3,713	13,611,858
Citigroup Inc	1,262,400	70,315,680
Fannie Mae	134,400	7,982,016
First Data Corp	258,600	6,599,472
Freddie Mac	600,400	40,767,160
Genworth Financial Inc ‘A’	143,900	4,922,819
JPMorgan Chase & Co	426,100	20,580,630
Merrill Lynch & Co Inc	226,400	21,077,840
MetLife Inc	194,900	11,501,049
SunTrust Banks Inc	58,000	4,898,100
The Bank of New York Co Inc	499,300	19,657,441
The Chubb Corp	455,840	24,118,494
The Hartford Financial Services Group Inc	67,900	6,335,749
The PNC Financial Services Group Inc	219,100	16,222,164
The St. Paul Travelers Cos Inc	314,300	16,874,767
The Western Union Co	258,600	5,797,812
Torchmark Corp	137,600	8,773,376
U.S. Bancorp	224,000	8,106,560
Wachovia Corp	636,500	36,248,675
Wells Fargo & Co	679,900	24,177,244

		448,717,559

Health Care - 18.04%

Abbott Laboratories	446,500	21,749,015
Boston Scientific Corp *	704,900	12,110,182
Bristol-Myers Squibb Co	1,653,400	43,517,488
Cardinal Health Inc	228,000	14,690,040
Eli Lilly & Co	510,100	26,576,210
GlaxoSmithKline PLC ADR (United Kingdom)	638,000	33,660,880
Pfizer Inc	1,105,000	28,619,500
Roche Holding AG ADR (Switzerland)	297,300	26,675,242
Sanofi-Aventis ADR (France)	307,400	14,192,658
Schering-Plough Corp	1,530,400	36,178,656
Wyeth	633,600	32,262,912

		290,232,783

Integrated Oils - 0.50%

Total SA ADR (France)	111,000	7,983,120

Materials & Processing - 9.16%

Alcoa Inc	1,190,800	35,735,908
E.I. du Pont de Nemours & Co	982,500	47,857,575
International Paper Co	1,498,917	51,113,070
Rohm & Haas Co	246,400	12,595,968

		147,302,521

Multi-Industry - 0.67%

General Electric Co	288,700	10,742,527

Producer Durables - 0.64%

Cognex Corp	55,100	1,312,482
KLA-Tencor Corp	179,900	8,950,025

		10,262,507

Technology - 6.04%

Affiliated Computer Services Inc ‘A’ *	71,934	3,513,257
Cisco Systems Inc *	298,500	8,158,005
Dell Inc *	869,000	21,803,210
Flextronics International Ltd * (Singapore)	143,400	1,646,232
Hewlett-Packard Co	176,700	7,278,273
Intel Corp	698,500	14,144,625
International Business Machines Corp	144,400	14,028,460
McAfee Inc *	272,300	7,727,874
Microsoft Corp	318,200	9,501,452
Nokia OYJ ADR (Finland)	78,700	1,599,184
Telefonaktiebolaget LM Ericsson ADR (Sweden)	41,800	1,681,614
Texas Instruments Inc	210,000	6,048,000

		97,130,186

Utilities - 9.22%

American Electric Power Co Inc	295,200	12,569,616
AT&T Inc	1,293,900	46,256,925
Comcast Corp ‘A’ *	684,800	28,987,584
Embarq Corp	30,735	1,615,432
Sprint Nextel Corp	414,600	7,831,794
Verizon Communications Inc	1,371,500	51,074,660

		148,336,011

Total Common Stocks (Cost $1,371,826,716)		1,543,837,136

Principal
Amount
SHORT-TERM INVESTMENTS - 3.92%

U.S. Government Agency Issue - 3.91%

Fannie Mae
4.800% due 01/02/07	$63,000,000	62,991,600

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
COMSTOCK PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
Repurchase Agreement - 0.01%

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $126,061; collateralized by U.S. Treasury Notes: 3.500% due 12/15/09 and market value $130,702)	$126,000	$126,000

Total Short-Term Investments (Cost $63,117,600)		63,117,600

TOTAL INVESTMENTS - 99.90% (Cost $1,434,944,316)		1,606,954,736

OTHER ASSETS & LIABILITIES, NET - 0.10%		1,592,199

NET ASSETS - 100.00%		$1,608,546,935

Notes to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	27.89%
Health Care	18.04%
Consumer Discretionary	13.66%
Consumer Staples	10.13%
Utilities	9.22%
Materials & Processing	9.16%
Technology	6.04%
Short-Term Investments	3.92%
Multi-Industry	0.67%
Producer Durables	0.64%
Integrated Oils	0.50%
Autos & Transportation	0.03%

99.90%
Other Assets & Liabilities, Net	0.10%

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
MID-CAP GROWTH PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
COMMON STOCKS - 92.47%

Autos & Transportation - 4.67%

C.H. Robinson Worldwide Inc	571,503	$23,368,758
Expeditors International of Washington Inc	658,122	26,653,941

		50,022,699

Consumer Discretionary - 44.88%

Abercrombie & Fitch Co ‘A’	437,289	30,448,433
Activision Inc *	633,399	10,919,799
Amazon.com Inc *	855,244	33,747,928
Apollo Group Inc ‘A’ *	274,194	10,685,340
Baidu.com Inc ADR * (Cayman)	131,946	14,872,953
Choice Hotels International Inc	317,363	13,360,982
ChoicePoint Inc *	554,800	21,848,024
Eastman Kodak Co	415,074	10,708,909
Expedia Inc *	654,728	13,749,289
Focus Media Holding Ltd ADR * (Cayman)	164,301	10,907,943
Grupo Televisa SA ADR (Mexico)	1,270,218	34,308,588
Hilton Hotels Corp	345,120	12,044,688
InterContinental Hotels Group PLC ADR (United Kingdom)	1,318,744	33,298,286
Iron Mountain Inc *	656,693	27,147,689
ITT Educational Services Inc *	152,897	10,147,774
Lamar Advertising Co ‘A’ *	262,713	17,178,803
Monster Worldwide Inc *	691,519	32,252,446
PetSmart Inc	331,422	9,564,839
Station Casinos Inc	170,001	13,883,982
The Corporate Executive Board Co	456,150	40,004,355
Urban Outfitters Inc *	710,403	16,360,581
Weight Watchers International Inc	234,584	12,322,698
Wendy’s International Inc	717,066	23,727,714
Wynn Resorts Ltd	286,458	26,884,083

		480,376,126

Energy - 2.41%

Southwestern Energy Co *	735,369	25,774,683

Financial Services - 8.97%

Alleghany Corp *	33,071	12,024,616
Brookfield Asset Management Inc ‘A’ (Canada)	101,075	4,869,794
Brown & Brown Inc	314,773	8,879,746
Calamos Asset Management Inc ‘A’	665,266	17,849,087
Janus Capital Group Inc	446,487	9,639,654
Leucadia National Corp	510,692	14,401,514
People’s Bank	369,551	16,489,366
Realogy Corp *	390,201	11,830,894

		95,984,671

Health Care - 7.79%

Dade Behring Holdings Inc	698,216	27,795,979
Gen-Probe Inc *	367,102	19,225,132
Stericycle Inc *	323,286	24,408,093
Techne Corp *	214,545	11,896,520

		83,325,724

Integrated Oils - 4.28%

Ultra Petroleum Corp * (Canada)	959,947	45,837,469

Materials & Processing - 4.12%

Cabot Corp	260,682	11,357,915
Florida Rock Industries Inc	261,195	11,244,445
MeadWestvaco Corp	342,991	10,310,309
The St. Joe Co	209,045	11,198,541

		44,111,210

Producer Durables - 6.92%

Crown Castle International Corp *	673,034	21,738,998
Desarrolladora Homex SA de CV ADR * (Mexico)	397,820	23,499,228
NVR Inc *	19,288	12,440,760
Pentair Inc	522,390	16,403,046

		74,082,032

Technology - 4.41%

Marvell Technology Group Ltd * (Bermuda)	904,992	17,366,797
salesforce.com inc *	422,561	15,402,348
Tessera Technologies Inc *	357,190	14,409,045

		47,178,190

Utilities - 4.02%

NII Holdings Inc *	500,803	32,271,745
Questar Corp	129,481	10,753,397

		43,025,142

Total Common Stocks (Cost $956,166,878)		989,717,946

OPEN-END MUTUAL FUND - 1.00%

Aeroplan Income Fund (Canada)	736,749	10,721,288

Total Open-End Mutual Fund (Cost $10,882,718)		10,721,288

	Principal
	Amount
SHORT-TERM INVESTMENTS - 7.03%

U.S. Government Agency Issue - 7.03%

Fannie Mae
4.800% due 01/02/07	$75,200,000	75,189,973

Repurchase Agreement - 0.00%

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $31,015; collateralized by U.S. Treasury Notes: 4.625% due 03/31/08 and market value $35,278)	31,000	31,000

Total Short-Term Investments (Cost $75,220,973)		75,220,973

TOTAL INVESTMENTS - 100.50% (Cost $1,042,270,569)		1,075,660,207

OTHER ASSETS & LIABILITIES, NET — (0.50%)		(5,309,089)

NET ASSETS - 100.00%		$1,070,351,118

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
MID-CAP GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

Notes to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	44.88%
Financial Services	8.97%
Health Care	7.79%
Short-Term Investments	7.03%
Producer Durables	6.92%
Autos & Transportation	4.67%
Technology	4.41%
Integrated Oils	4.28%
Materials & Processing	4.12%
Utilities	4.02%
Energy	2.41%
Open-End Mutual Fund	1.00%

100.50%
Other Assets & Liabilities, Net	(0.50%)

100.00%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
REAL ESTATE PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
COMMON STOCKS - 98.59%

Consumer Discretionary - 8.95%

Gaylord Entertainment Co *	108,408	$5,521,219
Hilton Hotels Corp	1,171,462	40,884,024
Morgans Hotel Group Co *	551,100	9,330,123
Starwood Hotels & Resorts Worldwide Inc	853,215	53,325,938

		109,061,304

Financial Services - 86.06%

Acadia Realty Trust REIT	170,600	4,268,412
AMB Property Corp REIT	398,620	23,363,118
American Campus Communities Inc REIT	160,970	4,582,816
Archstone-Smith Trust REIT	673,115	39,182,024
AvalonBay Communities Inc REIT	419,409	54,544,140
Boston Properties Inc REIT	567,905	63,537,211
Brandywine Realty Trust REIT	590,567	19,636,353
BRE Properties Inc ‘A’ REIT	152,223	9,897,539
Brookfield Properties Corp (Canada)	1,459,845	57,415,704
Cedar Shopping Centers Inc REIT	151,120	2,404,319
CentraCore Properties Trust REIT	188,775	6,103,096
Cogdell Spencer Inc REIT	119,210	2,563,015
Equity Lifestyle Properties Inc REIT	324,047	17,637,878
Equity Office Properties Trust REIT	1,061,728	51,143,438
Equity Residential REIT	1,186,972	60,238,829
Essex Property Trust Inc REIT	207,725	26,848,456
Federal Realty Investment Trust REIT	384,726	32,701,710
General Growth Properties Inc REIT	640,049	33,429,759
Health Care Property Investors Inc REIT	249,603	9,190,382
Health Care REIT Inc	18,775	807,721
Hersha Hospitality Trust REIT	397,476	4,507,378
Highwoods Properties Inc REIT	194,263	7,918,160
Host Hotels & Resorts Inc REIT	2,443,051	59,976,902
Kilroy Realty Corp REIT	36,485	2,845,830
Kimco Realty Corp REIT	660	29,667
Legacy Hotels REIT (Canada)	1,127,157	9,163,014
Liberty Property Trust REIT	406,889	19,994,525
Mack-Cali Realty Corp REIT	448,981	22,898,031
Parkway Properties Inc REIT	18,649	951,285
Plum Creek Timber Co Inc REIT	335,963	13,388,126
Post Properties Inc REIT	607,481	27,761,882
ProLogis REIT	319,885	19,439,411
Public Storage Inc REIT	539,693	52,620,068
Ramco-Gershenson Properties Trust REIT	26,500	1,010,710
Regency Centers Corp REIT	530,925	41,502,407
Republic Property Trust REIT	232,290	2,680,627
Senior Housing Properties Trust REIT	883,550	21,629,304
Simon Property Group Inc REIT	1,067,205	108,097,195
SL Green Realty Corp REIT	93,642	12,433,785
Spirit Finance Corp REIT	62,930	784,737
Strategic Hotels & Resorts Inc REIT	928,736	20,237,157
Taubman Centers Inc REIT	133,150	6,772,009
The Macerich Co REIT	437,594	37,882,513
Universal Health Realty Income Trust REIT	74,300	2,896,214
Vornado Realty Trust REIT	259,080	31,478,220

		1,048,395,077

Health Care - 1.53%

Sunrise Senior Living REIT (Canada)	1,089,450	9,958,871
Tenet Healthcare Corp *	1,246,340	8,686,990

		18,645,861

Materials & Processing - 2.05%

Brookfield Homes Corp	292,092	10,968,055
Forest City Enterprises Inc ‘A’	238,950	13,954,680

		24,922,735

Total Common Stocks (Cost $730,728,399)		1,201,024,977

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.79%

Repurchase Agreement - 0.79%

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $9,644,659; collateralized by U.S. Treasury Notes: 3.500% due 12/15/09 and market value $9,836,506)	$9,640,000	9,640,000

Total Short-Term Investment (Cost $9,640,000)		9,640,000

TOTAL INVESTMENTS - 99.38% (Cost $740,368,399)		1,210,664,977

OTHER ASSETS & LIABILITIES, NET - 0.62%		7,579,061

NET ASSETS - 100.00%		$1,218,244,038

Note to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified by property sector as a percentage of net assets as follows:

Retail	22.01%
Office/Industrial	24.98%
Residential	19.21%
Lodging	16.66%
Diversified	5.74%
Healthcare/Assisted Living	4.57%
Self Storage	4.32%
Land	1.10%

98.59%
Short-Term Investment	0.79%
Other Assets & Liabilities, Net	0.62%

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
VN SMALL-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
COMMON STOCKS - 91.28%

Autos & Transportation - 3.14%

Arlington Tankers Ltd (Bermuda)	53,870	$1,258,942
Genesee & Wyoming Inc ‘A’ *	22,625	593,680
Landstar System Inc	32,800	1,252,304

		3,104,926

Consumer Discretionary - 17.57%

Aaron Rents Inc	58,765	1,691,257
AMERCO *	10,280	894,463
Brightpoint Inc *	33,950	456,628
Dollar Thrifty Automotive Group Inc *	14,735	672,063
Guitar Center Inc *	32,000	1,454,720
Monro Muffler Brake Inc	29,230	1,025,973
On Assignment Inc *	9,700	113,975
Regis Corp	28,740	1,136,380
Sonic Corp *	54,752	1,311,310
Stage Stores Inc	15,550	472,564
The Men’s Wearhouse Inc	25,050	958,413
Triarc Cos Inc ‘B’	101,190	2,023,800
United Auto Group Inc	58,165	1,370,949
Universal Technical Institute Inc *	19,435	431,651
Waste Connections Inc *	47,760	1,984,428
WESCO International Inc *	22,895	1,346,455

		17,345,029

Energy - 7.65%

Arena Resources Inc *	43,300	1,849,343
Gulfport Energy Corp *	70,895	963,463
Hornbeck Offshore Services Inc *	19,675	702,398
Oil States International Inc *	24,325	783,995
Rosetta Resources Inc *	61,150	1,141,670
Universal Compression Holdings Inc *	33,950	2,108,634

		7,549,503

Financial Services - 19.74%

Affiliated Managers Group Inc *	18,850	1,981,700
Alesco Financial Inc REIT	55,925	598,398
Ashford Hospitality Trust Inc REIT	37,990	472,976
CompuCredit Corp *	21,700	863,877
Financial Federal Corp	34,602	1,017,645
First Cash Financial Services Inc *	48,275	1,248,874
Friedman Billings Ramsey Group Inc ‘A’ REIT	122,600	980,800
HCC Insurance Holdings Inc	46,769	1,500,817
Highland Hospitality Corp REIT	30,535	435,124
Hilb Rogal & Hobbs Co	9,675	407,511
JER Investors Trust Inc REIT	24,650	509,516
MB Financial Inc	38,270	1,439,335
McGrath RentCorp	32,105	983,376
MFA Mortgage Investments Inc REIT	144,450	1,110,820
PrivateBancorp Inc	18,600	774,318
Raymond James Financial Inc	47,262	1,432,511
Redwood Trust Inc REIT	22,270	1,293,442
Sterling Financial Corp WA	28,375	959,359
United Fire & Casualty Co	41,890	1,476,622

		19,487,021

Health Care - 6.38%

Amedisys Inc *	17,732	582,851
Healthcare Services Group Inc	60,025	1,738,324
LHC Group Inc *	34,815	992,576
Medical Action Industries Inc *	33,150	1,068,756
Pediatrix Medical Group Inc *	39,125	1,913,212

		6,295,719

Materials & Processing - 10.66%

Cleveland-Cliffs Inc	24,000	1,162,560
Corn Products International Inc	16,780	579,581
Cytec Industries Inc	24,315	1,374,040
FMC Corp	13,425	1,027,684
Jacuzzi Brands Inc *	35,925	446,548
Lennox International Inc	63,475	1,942,970
The Scotts Miracle-Gro Co ‘A’	30,375	1,568,869
The Valspar Corp	41,800	1,155,352
Watsco Inc	26,800	1,263,888

		10,521,492

Multi-Industry - 1.95%

Brunswick Corp	15,375	490,462
Teleflex Inc	22,275	1,438,074

		1,928,536

Producer Durables - 13.93%

Actuant Corp ‘A’	18,775	894,629
Alliant Techsystems Inc *	29,815	2,331,235
ARRIS Group Inc *	38,950	487,264
ATMI Inc *	40,015	1,221,658
Briggs & Stratton Corp	20,170	543,582
General Cable Corp *	27,975	1,222,787
HNI Corp	27,700	1,230,157
IDEX Corp	23,100	1,095,171
M/I Homes Inc	15,825	604,357
Moog Inc ‘A’ *	43,485	1,660,692
Nordson Corp	30,670	1,528,286
Team Inc *	26,915	937,449

		13,757,267

Technology - 6.57%

Blackbaud Inc	19,925	518,050
Ciena Corp *	15,625	432,969
CommScope Inc *	25,275	770,382
DRS Technologies Inc	12,550	661,134
Micros Systems Inc *	26,870	1,416,049
Microsemi Corp *	23,500	461,775
Tekelec *	76,250	1,130,787
Tyler Technologies Inc *	34,025	478,392
Vignette Corp *	36,450	622,202

		6,491,740

Utilities - 3.69%

Northwest Natural Gas Co	19,000	806,360
Pike Electric Corp *	55,495	906,233
Vectren Corp	27,325	772,751
Westar Energy Inc	44,715	1,160,801

		3,646,145

Total Common Stocks (Cost $80,659,778)		90,127,378

EXCHANGE TRADED FUND - 2.70%

iShares Russell 2000 Value Index Fund	33,250	2,660,665

Total Exchange Traded Fund (Cost $2,678,181)		2,660,665

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
VN SMALL-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 6.21%

Repurchase Agreement - 6.21%

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $6,133,963; collateralized by U.S. Treasury Notes: 3.875% due 09/15/10 and market value $6,255,535)	$6,131,000	$6,131,000

Total Short-Term Investment (Cost $6,131,000)		6,131,000

TOTAL INVESTMENTS - 100.19% (Cost $89,468,959)		98,919,043

OTHER ASSETS & LIABILITIES, NET — (0.19%)		(184,374)

NET ASSETS - 100.00%		$98,734,669

Note to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	19.74%
Consumer Discretionary	17.57%
Producer Durables	13.93%
Materials & Processing	10.66%
Energy	7.65%
Technology	6.57%
Health Care	6.38%
Short-Term Investment	6.21%
Utilities	3.69%
Autos & Transportation	3.14%
Exchange Traded Fund	2.70%
Multi-Industry	1.95%

100.19%
Other Assets & Liabilities, Net	(0.19%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on C-101

PACIFIC SELECT FUND
Schedule of Investments
Explanation of Symbols and Terms
December 31, 2006

Explanation of Symbols for Schedules of Investments

*	Non-income producing securities.

+	Securities were fair valued under the procedures established by the Funds’ Board of Trustees, including considerations to determine fair values for certain foreign securities (See note 2A in Notes to Financial Statements).

~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities may be sold to “qualified institutional buyers” in transactions exempt from registration pursuant to Rule 144A of the 1933 Act.

◊	Restricted Securities. These securities are not registered, and may not be sold to the public. There are legal and/or contractual restrictions on resale. The fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Funds’ Board of Trustees.

#	Securities purchased on a when-issued or delayed-delivery basis.

"	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

^	Securities with their principal amount adjusted for inflation.

§	Variable rate securities. The rate shown is based on the latest available information as of December 31, 2006.

¤	Securities were in default.

±	Securities are grouped by coupon rate and represent a range of maturities.

⌂	A portion of this security is subject to call/put options written.

♦	Underlying municipal bond security transferred to a Tender Option Bond Trust (See Note 2S in Notes to Financial Statements).

‡	Securities were fully/partially segregated with the broker(s)/custodian to cover margin requirements for open futures contracts as of December 31, 2006.

□	Securities were fully/partially segregated with the broker(s)/custodian as collateral for swap contracts as of December 31, 2006.

Ω	Securities were fully/partially segregated with the broker(s)/custodian as collateral for securities purchased on a when-issued or delayed-delivery basis as of December 31, 2006.

Φ	Securities were fully/partially segregated with the broker(s)/custodian as collateral for option contracts as of December 31, 2006.

Explanation of Terms for Schedules of Investments
Currency Abbreviations:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
TWD	Taiwan Dollar
USD	United States Dollar
Other Abbreviations:

ADR	American Depositary Receipt
CBOT	Chicago Board of Trade
CME	Chicago Mercantile Exchange
CPI	Consumer Price Index
CVA	Certificaten Van Aandelen (Dutch Certificate)
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
IO	Interest Only
LI	London Stock Exchange
LIBOR	London Interbank Offered Rate
‘NY’	New York Shares
NYSE	New York Stock Exchange
OTC	Over the Counter
PO	Principal Only
REIT	Real Estate Investment Trust
RNC	Riparmio Non-Convertible (Non-Convertible savings shares on Italian Stock Exchanges)
TSE	Toronto Stock Exchange
XAMS	Amsterdam Stock Exchange
XVTX	Virt-X Pan-European Stock Exchange
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2006
(In thousands, except per share amounts)

	International	International	Equity	Small-Cap	Diversified
	Value	Small-Cap	Index	Index	Research	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments and repurchase agreements, at value	$2,816,356	$754,521	$2,402,815	$1,161,620	$1,657,316	$266,055
Cash (1)	6,280	1	—	472	4	1
Foreign currency held, at value	39,179	40	—	—	—	—
Receivables:
Dividends and interest	2,939	970	3,190	1,172	1,993	242
Fund shares sold	183	194	747	439	1,243	21
Securities sold	3,337	—	275	1	—	90
Other	—	—	—	—	1	5

Total Assets	2,868,274	755,726	2,407,027	1,163,704	1,660,557	266,414

LIABILITIES
Payables:
Fund shares redeemed	530	35	84	92	55	192
Securities purchased	38,047	31	—	803	—	—
Variation margin	—	—	333	1,268	—	—
Accrued advisory fees	2,003	656	506	493	1,263	149
Accrued support services	50	20	47	26	26	5
Accrued custodian and portfolio accounting fees	387	129	148	97	92	24
Accrued deferred trustee compensation and retirement benefits	84	1	91	59	26	22
Accrued other	95	31	122	67	73	17
Other liabilities	38	—	—	—	2	—

Total Liabilities	41,234	903	1,331	2,905	1,537	409

NET ASSETS	$2,827,040	$754,823	$2,405,696	$1,160,799	$1,659,020	$266,005

NET ASSETS CONSIST OF:
Paid-in capital	$2,015,146	$729,446	$2,405,696	$1,160,799	$1,659,020	$266,005
Undistributed net investment income	5,246	168	—	—	—	—
Undistributed/accumulated net realized gain (loss)	413,868	(37,720)	—	—	—	—
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	392,780	62,929	—	—	—	—

NET ASSETS	$2,827,040	$754,823	$2,405,696	$1,160,799	$1,659,020	$266,005

Shares outstanding, $.001 par value (unlimited shares authorized)	143,423	73,300	73,820	82,140	123,415	12,725

Net Asset Value Per Share	$19.71	$10.30	$32.59	$14.13	$13.44	$20.90

Investments and repurchase agreements, at cost	$2,423,758	$691,591	$2,065,560	$987,049	$1,412,460	$236,999
Repurchase agreements, at value	68,699	22,444	84,950	164,721	61,978	3,440
Foreign currency held, at cost	39,463	40	—	—	—	—

(1)	Includes margin deposits segregated for futures contracts in the International Value Portfolio of $6,280.
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2006
(In thousands, except per share amounts)

	American Funds	American Funds	Large-Cap		Short Duration	Concentrated
	Growth-Income	Growth	Value	Technology	Bond	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments and repurchase agreements, at value	$1,589,748	$1,648,660	$2,581,873	$100,718	$1,905,928	$45,141
Cash (1)	—	—	81	10	3,550	2
Receivables:
Dividends and interest	—	—	3,275	11	12,363	22
Fund shares sold	1,167	1,767	733	4	1,900	110
Securities sold	—	—	—	7,287	—	813
Variation margin	—	—	—	—	66	—
Other	—	—	10	—	451	—

Total Assets	1,590,915	1,650,427	2,585,972	108,030	1,924,258	46,088

LIABILITIES
Payables:
Fund shares redeemed	14	56	214	232	22	17
Securities purchased	1,153	1,712	9	7,427	—	292
Due to custodian	—	—	—	—	30	360
Accrued advisory fees	480	500	1,849	96	970	41
Accrued support services	27	28	55	2	32	2
Accrued custodian and portfolio accounting fees	17	18	152	19	123	11
Accrued deferred trustee compensation and retirement benefits	15	7	101	5	47	3
Accrued other	58	71	126	11	93	8

Total Liabilities	1,764	2,392	2,506	7,792	1,317	734

NET ASSETS	$1,589,151	$1,648,035	$2,583,466	$100,238	$1,922,941	$45,354

NET ASSETS CONSIST OF:
Paid-in capital	$1,589,151	$1,648,035	$2,583,466	$100,238	$1,965,099	$45,354
Undistributed net investment income	—	—	—	—	659	—
Accumulated net realized loss	—	—	—	—	(41,647)	—
Net unrealized depreciation on investments and assets and liabilities in foreign currencies	—	—	—	—	(1,170)	—

NET ASSETS	$1,589,151	$1,648,035	$2,583,466	$100,238	$1,922,941	$45,354

Shares outstanding, $.001 par value (unlimited shares authorized)	131,710	127,554	185,942	16,080	198,989	9,070

Net Asset Value Per Share	$12.07	$12.92	$13.89	$6.23	$9.66	$5.00

Investments and repurchase agreements, at cost	$1,427,119	$1,404,988	$2,195,072	$92,417	$1,907,842	$40,122
Repurchase agreements, at value	—	—	123,572	2,247	81,837	—

(1)	Includes margin deposits segregated for futures contracts in the Short Duration Bond Portfolio of $3,550.
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2006
(In thousands, except per share amounts)

	Diversified	Growth	Focused	Health	Mid-Cap	Large-Cap
	Bond	LT	30	Sciences	Value	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio (1)

ASSETS
Investments and repurchase agreements, at value	$1,172,833	$1,861,677	$243,813	$126,913	$4,007,590	$1,587,071
Cash	1	—	—	1,163	—	4,566
Foreign currency held, at value	—	—	46	—	—	—
Deposits with brokers for securities sold short	102,995	—	—	—	—	—
Receivables:
Dividends and interest	5,713	1,723	76	38	2,175	906
Fund shares sold	952	577	1,988	1	2,925	1,689
Securities sold	299,829	5,803	—	—	30,099	9,780
Swap agreements	12	—	—	—	—	—
Variation margin	203	—	—	—	—	—
Other	—	12	—	1	39	9
Swap appreciation	85	—	—	—	—	—
Forward foreign currency contracts appreciation	—	22	—	—	—	—

Total Assets	1,582,623	1,869,814	245,923	128,116	4,042,828	1,604,021

LIABILITIES
Payables:
Fund shares redeemed	—	29	219	188	103	—
Securities purchased	702,427	1,549	—	1,162	49,951	16,609
Swap agreements	14	—	—	—	—	—
Securities sold short, at value	102,637	—	—	—	—	—
Due to custodian	—	469	—	—	—	—
Accrued advisory fees	392	1,191	195	121	2,854	1,272
Accrued support services	23	30	5	5	60	24
Accrued custodian and portfolio accounting fees	62	143	33	20	194	107
Accrued deferred trustee compensation and retirement benefits	1	90	4	6	73	59
Accrued other	65	93	9	18	169	86
Outstanding options written, at value	804	136	—	—	—	—
Swap depreciation	100	—	—	—	—	—
Forward foreign currency contracts depreciation	11	584	—	—	—	—

Total Liabilities	806,536	4,314	465	1,520	53,404	18,157

NET ASSETS	$776,087	$1,865,500	$245,458	$126,596	$3,989,424	$1,585,864

NET ASSETS CONSIST OF:
Paid-in capital	$767,180	$1,865,500	$245,458	$126,596	$3,989,424	$1,585,864
Accumulated net investment loss	(94)	—	—	—	—	—
Undistributed net realized gain	3,432	—	—	—	—	—
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	5,569	—	—	—	—	—

NET ASSETS	$776,087	$1,865,500	$245,458	$126,596	$3,989,424	$1,585,864

Shares outstanding, $.001 par value (unlimited shares authorized)	76,476	82,325	20,008	12,211	225,692	205,618

Net Asset Value Per Share	$10.15	$22.66	$12.27	$10.37	$17.68	$7.71

Investments and repurchase agreements, at cost	$1,167,396	$1,552,370	$184,275	$107,949	$3,625,527	$1,457,836
Repurchase agreements, at value	—	—	50	5,719	196,634	36,144
Foreign currency held, at cost	—	—	46	—	—	—
Proceeds from securities sold short	102,995	—	—	—	—	—
Premiums received from outstanding options written	489	308	—	—	—	—

(1)	Formerly named Blue Chip Portfolio.
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2006
(In thousands, except per share amounts)

	Capital	International	Fasciano	Small-Cap	Multi-	Main Street
	Opportunities	Large-Cap	Small Equity	Value	Strategy	Core
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments and repurchase agreements, at value	$79,403	$4,098,368	$479,446	$599,006	$536,931	$2,186,540
Cash	1	—	1	1	777	252
Foreign currency held, at value	—	1,086	—	—	—	—
Receivables:
Dividends and interest	59	3,485	213	927	2,354	2,573
Fund shares sold	9	164	499	122	79	309
Securities sold	34	5,658	—	2,388	7,186	19,623
Swap agreements	—	—	—	—	9	—
Variation margin	—	—	—	—	27	—
Other	7	7	24	1	—	—
Swap appreciation	—	—	—	—	147	—
Other Assets	1	—	—	—	—	—

Total Assets	79,514	4,108,768	480,183	602,445	547,510	2,209,297

LIABILITIES
Payables:
Fund shares redeemed	33	29,937	8	561	160	97
Securities purchased	201	—	—	3,264	29,078	22,331
Swap agreements	—	—	—	—	6	—
Due to custodian	—	17	—	—	2,742	—
Accrued advisory fees	54	3,571	326	488	286	1,196
Accrued support services	2	61	8	10	10	36
Accrued custodian and portfolio accounting fees	22	556	38	39	74	176
Accrued deferred trustee compensation and retirement benefits	12	69	17	17	33	65
Accrued foreign capital gains tax	—	49	—	—	—	—
Accrued other	5	469	28	30	33	109
Outstanding options written, at value	—	—	—	—	10	—
Swap depreciation	—	—	—	—	230	—
Other liabilities	—	9	—	—	5	—

Total Liabilities	329	34,738	425	4,409	32,667	24,010

NET ASSETS	$79,185	$4,074,030	$479,758	$598,036	$514,843	$2,185,287

NET ASSETS CONSIST OF:
Paid-in capital	$79,185	$2,873,823	$479,758	$598,036	$514,843	$2,185,287
Undistributed net investment income	—	3,481	—	—	—	—
Undistributed net realized gain	—	490,944	—	—	—	—
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	—	705,782	—	—	—	—

NET ASSETS	$79,185	$4,074,030	$479,758	$598,036	$514,843	$2,185,287

Shares outstanding, $.001 par value (unlimited shares authorized)	7,986	385,134	41,510	41,950	29,115	90,327

Net Asset Value Per Share	$9.92	$10.58	$11.56	$14.26	$17.68	$24.19

Investments and repurchase agreements, at cost	$73,583	$3,392,596	$426,351	$488,071	$478,609	$1,959,815
Repurchase agreements, at value	—	121	27,056	10,992	—	13,617
Foreign currency held, at cost	—	1,085	—	—	—	—
Premiums received from outstanding options written	—	—	—	—	46	—

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2006
(In thousands, except per share amounts)

	Emerging	Managed	Inflation	Money	High Yield
	Markets	Bond	Managed	Market	Bond	Comstock
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments and repurchase agreements, at value	$1,515,971	$4,933,032	$7,238,153	$939,178	$822,244	$1,606,955
Cash (1)	754	122	357	1	1,142	—
Foreign currency held, at value	16,926	75,980	267,798	—	—	—
Deposits with brokers for securities sold short	—	1,383,761	132,028	—	—	—
Receivables:
Dividends and interest	1,999	28,028	21,649	1,061	15,134	1,667
Fund shares sold	88	3,253	4,610	30,639	818	347
Securities sold	21,655	2,571,779	30,655	—	74	1,136
Swap agreements	—	13,753	5,247	—	—	—
Other	2	24	79	—	—	—
Swap appreciation	—	20,655	8,817	—	—	—
Forward foreign currency contracts appreciation	—	3,980	177	—	—	—

Total Assets	1,557,395	9,034,367	7,709,570	970,879	839,412	1,610,105

LIABILITIES
Payables:
Fund shares redeemed	490	5	1	2	—	62
Securities purchased	11,929	3,828,985	4,178,322	—	—	—
Swap agreements	—	13,573	356	—	—	—
Securities sold short, at value	—	1,375,039	129,673	—	—	—
Floating rate certificates	—	7,565	1,670	—	—	—
Variation margin	—	1,399	125	—	—	—
Accrued advisory fees	1,273	1,912	1,734	273	424	1,273
Accrued support services	26	61	55	18	14	24
Accrued custodian and portfolio accounting fees	508	382	282	86	77	104
Accrued deferred trustee compensation and retirement benefits	22	152	98	68	42	25
Accrued foreign capital gains tax	2,030	—	—	—	—	—
Accrued interest	—	48	20	—	—	—
Accrued other	42	211	198	57	59	70
Outstanding options written, at value	—	22,227	1,669	—	—	—
Swap depreciation	—	20,421	4,439	—	—	—
Forward foreign currency contracts depreciation	—	4,223	3,638	—	—	—
Other liabilities	5	31	65	—	1	—

Total Liabilities	16,325	5,276,234	4,322,345	504	617	1,558

NET ASSETS	$1,541,070	$3,758,133	$3,387,225	$970,375	$838,795	$1,608,547

NET ASSETS CONSIST OF:
Paid-in capital	$887,487	$3,771,698	$3,602,900	$970,075	$966,021	$1,608,547
Undistributed net investment income	3,259	4,305	9,990	300	553	—
Undistributed/accumulated net realized gain (loss)	304,251	(5,426)	(160,519)	—	(147,665)	—
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	346,073	(12,444)	(65,146)	—	19,886	—

NET ASSETS	$1,541,070	$3,758,133	$3,387,225	$970,375	$838,795	$1,608,547

Shares outstanding, $.001 par value (unlimited shares authorized)	80,375	344,000	315,046	96,234	121,004	150,473

Net Asset Value Per Share	$19.17	$10.92	$10.75	$10.08	$6.93	$10.69

Investments and repurchase agreements, at cost	$1,167,873	$4,931,685	$7,308,679	$939,178	$802,359	$1,434,944
Repurchase agreements, at value	18,971	99,123	157,184	41	2	126
Foreign currency held, at cost	16,941	75,049	266,243	—	—	—
Proceeds from securities sold short	—	1,383,761	132,028	—	—	—
Premiums received from outstanding options written	—	21,214	1,749	—	—	—

(1)	Includes restricted cash for reserve requirements in the Emerging Markets Portfolio of $73.
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2006
(In thousands, except per share amounts)

	Mid-Cap	Real	VN Small-Cap
	Growth	Estate	Value
	Portfolio	Portfolio	Portfolio

ASSETS
Investments and repurchase agreements, at value	$1,075,660	$1,210,665	$98,919
Cash	1	—	1
Foreign currency held, at value	—	273	—
Receivables:
Dividends and interest	213	6,987	128
Fund shares sold	656	218	—
Securities sold	—	4,069	346

Total Assets	1,076,530	1,222,212	99,394

LIABILITIES
Payables:
Fund shares redeemed	56	650	61
Securities purchased	5,158	1,955	493
Due to custodian	—	5	—
Accrued advisory fees	820	1,139	78
Accrued support services	17	18	4
Accrued custodian and portfolio accounting fees	49	77	18
Accrued deferred trustee compensation and retirement benefits	14	29	—
Accrued other	39	39	5
Other liabilities	26	56	—

Total Liabilities	6,179	3,968	659

NET ASSETS	$1,070,351	$1,218,244	$98,735

NET ASSETS CONSIST OF:
Paid-in capital	$1,070,351	$1,218,244	$98,735
Undistributed/accumulated net investment income (loss)	—	—	—
Undistributed/accumulated net realized gain (loss)	—	—	—
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	—	—	—

NET ASSETS	$1,070,351	$1,218,244	$98,735

Shares outstanding, $.001 par value (unlimited shares authorized)	124,434	46,381	8,171

Net Asset Value Per Share	$8.60	$26.27	$12.08

Investments and repurchase agreements, at cost	$1,042,271	$740,368	$89,469
Repurchase agreements, at value	31	9,640	6,131
Foreign currency held, at cost	—	273	—

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
(In thousands)

	International	International	Equity	Small-Cap	Diversified
	Value	Small-Cap	Index	Index	Research	Equity
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$65,809	$6,071	$42,078	$13,125	$20,572	$2,644
Interest, net of foreign taxes withheld	2,032	921	2,560	5,164	2,221	116
Securities lending	2,675	223	76	1,267	114	20

Total Investment Income	70,516	7,215	44,714	19,556	22,907	2,780

EXPENSES
Advisory fees	20,124	4,182	5,650	6,144	12,770	1,839
Custodian fees and expenses	674	165	10	39	13	7
Portfolio accounting and tax fees	304	63	284	165	169	45
Printing expenses	71	11	71	38	42	9
Postage and mailing expenses	62	10	60	34	36	8
Legal and audit fees	176	34	158	94	87	20
Trustees’ fees and expenses	43	7	42	23	26	5
Interest expense and commitment fees	9	1	9	11	3	4
Offering expenses	—	6	—	—	—	—
Other	46	24	36	19	26	5

Total Expenses	21,509	4,503	6,320	6,567	13,172	1,942
Custodian Credits	—	(4)	(3)	(12)	(1)	(1)
Advisory Fee Waiver	(30)	(5)	(28)	(15)	(18)	(4)

Net Expenses	21,479	4,494	6,289	6,540	13,153	1,937

NET INVESTMENT INCOME	49,037	2,721	38,425	13,016	9,754	843

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security and forward transactions	527,062	(34,823)	39,209	210,198	50,433	22,861
Futures contracts and option and swap transactions	1,897	(2,754)	4,609	12,224	(65)	—
Foreign currency transactions	(3,761)	(1,790)	—	—	—	—

Net Realized Gain (Loss)	525,198	(39,367)	43,818	222,422	50,368	22,861

Change in net unrealized appreciation (depreciation) on:
Investment securities and forwards	(20,265)	62,930	251,315	(3,302)	97,461	100
Futures contracts, options and swaps	574	—	653	583	—	—
Foreign currencies	(369)	(1)	—	—	—	—

Change in Net Unrealized Appreciation (Depreciation)	(20,060)	62,929	251,968	(2,719)	97,461	100

NET GAIN	505,138	23,562	295,786	219,703	147,829	22,961

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$554,175	$26,283	$334,211	$232,719	$157,583	$23,804

Foreign taxes withheld on dividends and interest	$7,089	$749	$1	$6	$170	$15

(1)	Operations commenced on May 1, 2006.
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2006
(In thousands)

	American Funds	American Funds	Large-Cap		Short Duration	Concentrated
	Growth-Income	Growth	Value	Technology	Bond	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$—	$—	$41,207	$347	$—	$374
Dividends from mutual fund investments	22,714	12,239	—	—	—	—
Interest, net of foreign taxes withheld	—	—	5,983	147	83,303	23
Securities lending	—	—	327	91	17	2

Total Investment Income	22,714	12,239	47,517	585	83,320	399

EXPENSES
Advisory fees	11,553	12,880	18,815	1,316	10,534	469
Custodian fees and expenses	—	—	27	30	22	7
Portfolio accounting and tax fees	35	37	275	23	239	15
Printing expenses	36	40	64	3	53	2
Postage and mailing expenses	32	36	58	3	46	1
Legal and audit fees	89	93	170	13	117	10
Trustees’ fees and expenses	22	24	41	2	32	1
Interest expense and commitment fees	2	3	18	11	19	5
Reorganization expenses	—	—	12	—	—	—
Other	21	24	36	5	27	1

Total Expenses	11,790	13,137	19,516	1,406	11,089	511
Custodian Credits	(8)	—	(3)	(2)	(36)	—
Advisory Fee Waiver (1)	(7,190)	(8,016)	(28)	(1)	(22)	(1)

Net Expenses	4,592	5,121	19,485	1,403	11,031	510

NET INVESTMENT INCOME (LOSS)	18,122	7,118	28,032	(818)	72,289	(111)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security and forward transactions	888	5,493	118,099	12,283	(2,472)	2,222
Closed short positions	—	—	—	—	6	—
Futures contracts and option and swap transactions	—	—	663	—	(6,388)	—
Foreign currency transactions	—	—	11	(54)	—	—
Capital gain distributions from mutual fund investments	30,956	8,312	—	—	—	—

Net Realized Gain (Loss)	31,844	13,805	118,773	12,229	(8,854)	2,222

Change in net unrealized appreciation (depreciation) on:
Investment securities and forwards	119,930	109,847	224,691	(4,040)	9,165	2,205
Futures contracts, options and swaps	—	—	—	—	1,756	—
Foreign currencies	—	—	2	—	—	—

Change in Net Unrealized Appreciation (Depreciation)	119,930	109,847	224,693	(4,040)	10,921	2,205

NET GAIN	151,774	123,652	343,466	8,189	2,067	4,427

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$169,896	$130,770	$371,498	$7,371	$74,356	$4,316

Foreign taxes withheld on dividends and interest	$—	$—	$865	$24	$—	$1

(1)	Pacific Life has waived 0.59% of its advisory fees for the American Funds Growth-Income and American Funds Growth Portfolios in addition to the waiver of its advisory fees for all portfolios pursuant to the Advisory Fee Reduction Program (See Note 3 to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2006
(In thousands)

	Diversified	Growth	Focused	Health	Mid-Cap	Large-Cap
	Bond	LT	30	Sciences	Value	Growth
	Portfolio (1)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio (2)

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$—	$17,959	$2,275	$459	$43,490	$13,781
Interest, net of foreign taxes withheld	25,204	2,593	477	347	6,252	1,457
Securities lending	94	198	72	67	313	33
Other	—	—	—	—	10	—

Total Investment Income	25,298	20,750	2,824	873	50,065	15,271

EXPENSES
Advisory fees	2,768	12,816	1,946	1,507	28,140	12,896
Custodian fees and expenses	14	80	61	12	18	46
Portfolio accounting and tax fees	62	217	37	29	394	171
Printing expenses	13	52	6	4	99	39
Postage and mailing expenses	11	45	6	4	87	35
Legal and audit fees	41	111	18	16	206	117
Trustees’ fees and expenses	8	31	4	3	60	25
Interest expense and commitment fees	23	18	4	21	35	9
Offering expenses	11	—	—	—	—	—
Other	10	28	6	3	53	21

Total Expenses	2,961	13,398	2,088	1,599	29,092	13,359
Custodian Credits	(11)	(7)	(7)	(14)	(45)	(10)
Advisory Fee Waiver	(6)	(21)	(3)	(2)	(41)	(17)

Net Expenses	2,944	13,370	2,078	1,583	29,006	13,332

NET INVESTMENT INCOME (LOSS)	22,354	7,380	746	(710)	21,059	1,939

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security and forward transactions	8,722	190,133	5,970	13,080	297,096	(147,620)
Closed short positions	(791)	—	—	—	—	—
Futures contracts and option and swap transactions	(583)	208	—	—	(24)	(50)
Foreign currency transactions	(52)	(899)	(150)	(13)	—	—

Net Realized Gain (Loss)	7,296	189,442	5,820	13,067	297,072	(147,670)

Change in net unrealized appreciation (depreciation) on:
Investment securities and forwards	5,188	(35,497)	33,471	(3,379)	160,466	101,857
Short positions	359	—	—	—	—	—
Futures contracts, options and swaps	29	172	—	—	—	—
Foreign currencies	(7)	(2,187)	2	—	—	—

Change in Net Unrealized Appreciation (Depreciation)	5,569	(37,512)	33,473	(3,379)	160,466	101,857

NET GAIN (LOSS)	12,865	151,930	39,293	9,688	457,538	(45,813)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$35,219	$159,310	$40,039	$8,978	$478,597	($43,874)

Foreign taxes withheld on dividends and interest	$—	$419	$58	$22	$—	$—

(1)	Operations commenced May 1, 2006.

(2)	Formerly named Blue Chip Portfolio.
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2006
(In thousands)

	Capital	International	Fasciano	Small-Cap	Multi-	Main Street
	Opportunities	Large-Cap	Small Equity	Value	Strategy	Core
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$866	$130,808	$2,978	$16,286	$3,480	$36,785
Interest, net of foreign taxes withheld	115	4,545	2,121	873	13,068	646
Securities lending	6	2,458	116	173	80	125
Other	—	—	—	—	13	—

Total Investment Income	987	137,811	5,215	17,332	16,641	37,556

EXPENSES
Advisory fees	640	36,611	4,099	5,290	3,452	13,307
Custodian fees and expenses	26	1,155	17	4	37	100
Portfolio accounting and tax fees	20	429	73	77	117	258
Printing expenses	2	104	16	16	17	63
Postage and mailing expenses	2	92	14	15	14	55
Legal and audit fees	10	217	37	40	38	132
Trustees’ fees and expenses	2	64	9	10	10	38
Interest expense and commitment fees	—	8	7	3	11	7
Other	3	63	9	9	11	34

Total Expenses	705	38,743	4,281	5,464	3,707	13,994
Custodian Credits	(1)	(3)	(14)	(4)	(6)	(11)
Advisory Fee Waiver	(1)	(44)	(6)	(7)	(7)	(26)

Net Expenses	703	38,696	4,261	5,453	3,694	13,957

NET INVESTMENT INCOME	284	99,115	954	11,879	12,947	23,599

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security and forward transactions (1)	6,995	492,163	24,981	39,301	42,248	167,965
Futures contracts and option and swap transactions	—	3,725	4,487	1,093	966	1,702
Foreign currency transactions	(5)	1,773	—	—	(55)	2

Net Realized Gain	6,990	497,661	29,468	40,394	43,159	169,669

Change in net unrealized appreciation (depreciation) on:
Investment securities and forwards (2)	2,818	268,088	11,530	49,811	1,084	108,474
Futures contracts, options and swaps	—	—	—	—	22	—
Foreign currencies	1	86	—	—	5	—

Change in Net Unrealized Appreciation	2,819	268,174	11,530	49,811	1,111	108,474

NET GAIN	9,809	765,835	40,998	90,205	44,270	278,143

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,093	$864,950	$41,952	$102,084	$57,217	$301,742

Foreign taxes withheld on dividends and interest	$10	$7,905	$23	$29	$101	$7

(1)	Realized gain on investment security transactions for the International Large-Cap Portfolio are net of foreign capital gains tax withheld of $44.

(2)	Change in net unrealized appreciation (depreciation) on securities for the International Large-Cap Portfolio are net of increase in deferred foreign capital gains tax of $14.
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2006
(In thousands)

	Emerging	Managed	Inflation	Money	High Yield
	Markets	Bond	Managed	Market	Bond	Comstock
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$29,146	$43	$—	$—	$392	$29,981
Interest, net of foreign taxes withheld	1,171	179,771	151,817	49,885	64,169	4,198
Securities lending	190	144	12	—	301	73
Other	—	180	—	—	997	—

Total Investment Income	30,507	180,138	151,829	49,885	65,859	34,252

EXPENSES
Advisory fees	13,538	21,592	18,827	3,370	4,952	12,048
Custodian fees and expenses	2,388	280	155	26	16	40
Portfolio accounting and tax fees	215	611	416	135	145	155
Printing expenses	41	111	95	32	25	37
Postage and mailing expenses	37	96	83	26	22	33
Legal and audit fees	96	231	201	65	54	81
Trustees’ fees and expenses	25	66	58	18	15	23
Interest expense and commitment fees	113	613	123	2	36	2
Other	58	51	49	15	14	22

Total Expenses	16,511	23,651	20,007	3,689	5,279	12,441
Custodian Credits	(26)	(119)	(36)	(12)	(14)	(7)
Advisory Fee Waiver	(17)	(45)	(39)	(12)	(10)	(16)

Net Expenses	16,468	23,487	19,932	3,665	5,255	12,418

NET INVESTMENT INCOME	14,039	156,651	131,897	46,220	60,604	21,834

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security and forward transactions (1)	310,774	3,844	(31,214)	—	5,884	50,723
Closed short positions	—	(6,188)	(1,181)	—	—	—
Futures contracts and option and swap transactions	—	23,961	939	—	—	(140)
Foreign currency transactions	(3,111)	(8,959)	1,805	—	—	—

Net Realized Gain (Loss)	307,663	12,658	(29,651)	—	5,884	50,583

Change in net unrealized appreciation (depreciation) on:
Investment securities and forwards (2)	7,582	1,115	(89,898)	—	8,658	125,519
Short positions	—	10,983	3,212	—	—	—
Futures contracts, options and swaps	—	(17,881)	7,215	—	—	—
Foreign currencies	(17)	3,285	(2,295)	—	—	—

Change in Net Unrealized Appreciation (Depreciation)	7,565	(2,498)	(81,766)	—	8,658	125,519

NET GAIN (LOSS)	315,228	10,160	(111,417)	—	14,542	176,102

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$329,267	$166,811	$20,480	$46,220	$75,146	$197,936

Foreign taxes withheld on dividends and interest	$2,789	$—	$—	$—	$—	$331

(1)	Realized gain on investment security transactions for the Emerging Markets Portfolio are net of foreign capital gains tax withheld of $1,448.

(2)	Change in net unrealized appreciation (depreciation) on securities for the Emerging Markets Portfolio are net of decrease in deferred foreign capital gains tax of $930.
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2006
(In thousands)

	Mid-Cap	Real	VN Small-Cap
	Growth	Estate	Value
	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$7,028	$31,452	$972
Interest, net of foreign taxes withheld	1,332	1,145	245
Securities lending	277	287	23

Total Investment Income	8,637	32,884	1,240

EXPENSES
Advisory fees	6,605	11,303	822
Custodian fees and expenses	22	20	16
Portfolio accounting and tax fees	89	130	19
Printing expenses	21	30	3
Postage and mailing expenses	19	27	2
Legal and audit fees	50	66	9
Trustees’ fees and expenses	13	19	1
Interest expense and commitment fees	4	4	1
Reorganization expenses	18	—	—
Other	13	16	2

Total Expenses	6,854	11,615	875
Custodian Credits	(6)	(6)	(1)
Advisory Fee Waiver	(9)	(13)	(1)

Net Expenses	6,839	11,596	873

NET INVESTMENT INCOME	1,798	21,288	367

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security and forward transactions	33,168	109,709	7,657
Futures contracts and option and swap transactions	(3,763)	—	—
Foreign currency transactions	17	(4)	—

Net Realized Gain	29,422	109,705	7,657

Change in net unrealized appreciation (depreciation) on:
Investment securities and forwards	(17,980)	201,935	5,683
Foreign currencies	2	(1)	—

Change in Net Unrealized Appreciation (Depreciation)	(17,978)	201,934	5,683

NET GAIN	11,444	311,639	13,340

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,242	$332,927	$13,707

Foreign taxes withheld on dividends and interest	$34	$271	$—

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005
	International Value Portfolio		International Small-Cap Portfolio (1)		Equity Index Portfolio

OPERATIONS
Net investment income (2)	$49,037	$38,136	$2,721		$38,425	$31,734
Net realized gain (loss) (2)	525,198	131,572	(39,367)		43,818	29,242
Change in net unrealized appreciation (depreciation)	(20,060)	4,551	62,929		251,968	52,838

Net Increase in Net Assets Resulting from Operations	554,175	174,259	26,283		334,211	113,814

Net Equalization Credits (Debits)	9,106	(8,028)	1,049		(899)	3,167

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(40,893)	(37,179)	(907)		(107,211)	(41,421)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	443,797	427,141	738,935		268,204	736,343
Dividend and distribution reinvestments	40,045	36,330	903		106,785	41,249
Cost of shares repurchased	(192,431)	(684,744)	(11,440)		(431,880)	(340,319)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	291,411	(221,273)	728,398		(56,891)	437,273

NET INCREASE (DECREASE) IN NET ASSETS	813,799	(92,221)	754,823		169,210	512,833

NET ASSETS
Beginning of Year or Period	2,013,241	2,105,462	—		2,236,486	1,723,653

End of Year or Period	$2,827,040	$2,013,241	$754,823		$2,405,696	$2,236,486

Undistributed/Accumulated Net Investment Income (Loss)	$5,246	$863	$168		$—	($103)

	Small-Cap Index Portfolio		Diversified Research Portfolio		Equity Portfolio
OPERATIONS
Net investment income (2)	$13,016	$10,466	$9,754	$4,964	$843	$661
Net realized gain (2)	222,422	58,131	50,368	12,433	22,861	37,684
Change in net unrealized appreciation (depreciation)	(2,719)	(16,587)	97,461	57,124	100	(20,048)

Net Increase in Net Assets Resulting from Operations	232,719	52,010	157,583	74,521	23,804	18,297

Net Equalization Credits (Debits)	(3,849)	(442)	2,665	2,967	(77)	(64)

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders (3)	(188,085)	(6,482)	(45,919)	(4,956)	(983)	(786)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	198,314	175,407	369,374	573,218	16,880	17,101
Dividend and distribution reinvestments	187,155	6,411	45,720	4,935	983	786
Cost of shares repurchased	(633,570)	(236,351)	(35,907)	(67,056)	(87,730)	(82,868)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(248,101)	(54,533)	379,187	511,097	(69,867)	(64,981)

NET INCREASE (DECREASE) IN NET ASSETS	(207,316)	(9,447)	493,516	583,629	(47,123)	(47,534)

NET ASSETS
Beginning of Year	1,368,115	1,377,562	1,165,504	581,875	313,128	360,662

End of Year	$1,160,799	$1,368,115	$1,659,020	$1,165,504	$266,005	$313,128

Undistributed Net Investment Income	$—	$3,039	$—	$21	$—	$17

(1)	Operations commenced on May 1, 2006.

(2)	Prior year net investment income related to recaptured commissions was reclassified to net realized gain (loss) on investments for the International Value, Diversified Research, and Equity Portfolios to conform with current year classification (See Note 6 to Financial Statements).

(3)	The 2006 distribution amount for the Equity Portfolio includes $96 of return of capital.
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005
	American Funds		American Funds
	Growth-Income Portfolio (1)		Growth Portfolio (1)		Large-Cap Value Portfolio

OPERATIONS
Net investment income (2)	$18,122	$7,790	$7,118	$4,134	$28,032	$25,788
Net realized gain (2)	31,844	2,672	13,805	688	118,773	184,521
Change in net unrealized appreciation (depreciation)	119,930	42,700	109,847	133,825	224,693	(143,791)

Net Increase in Net Assets Resulting from Operations	169,896	53,162	130,770	138,647	371,498	66,518

Net Equalization Credits (Debits)	175	360	15	270	6,966	(13,769)

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(52,720)	(7,709)	(21,415)	(4,060)	(256,917)	(24,098)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	498,657	741,821	478,287	961,906	382,368	361,786
Shares issued in connection with acquisition (3)	159,521	—	—	—	77,363	—
Dividend and distribution reinvestments	52,701	7,705	21,411	4,058	254,231	23,876
Cost of shares repurchased	(22,944)	(11,474)	(45,925)	(15,929)	(150,271)	(1,275,912)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	687,935	738,052	453,773	950,035	563,691	(890,250)

NET INCREASE (DECREASE) IN NET ASSETS	805,286	783,865	563,143	1,084,892	685,238	(861,599)

NET ASSETS
Beginning of Year or Period	783,865	—	1,084,892	—	1,898,228	2,759,827

End of Year or Period	$1,589,151	$783,865	$1,648,035	$1,084,892	$2,583,466	$1,898,228

Undistributed Net Investment Income	$—	$81	$—	$75	$—	$748

	Technology Portfolio		Short Duration Bond Portfolio		Concentrated Growth Portfolio (4)

OPERATIONS
Net investment income (loss) (2)	($818)	($665)	$72,289	$42,129	($111)	($107)
Net realized gain (loss) (2)	12,229	21,974	(8,854)	(13,034)	2,222	5,992
Change in net unrealized appreciation (depreciation)	(4,040)	(1,965)	10,921	(6,009)	2,205	(5,163)

Net Increase in Net Assets Resulting from Operations	7,371	19,344	74,356	23,086	4,316	722

Net Equalization Credits	—	—	1,723	841	—	—

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	—	—	(72,595)	(44,440)	—	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	51,431	47,402	398,973	453,320	10,602	19,055
Dividend and distribution reinvestments	—	—	72,332	40,347	—	—
Cost of shares repurchased	(77,062)	(46,325)	(125,908)	(308,029)	(18,635)	(33,147)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(25,631)	1,077	345,397	185,638	(8,033)	(14,092)

NET INCREASE (DECREASE) IN NET ASSETS	(18,260)	20,421	348,881	165,125	(3,717)	(13,370)

NET ASSETS
Beginning of Year	118,498	98,077	1,574,060	1,408,935	49,071	62,441

End of Year	$100,238	$118,498	$1,922,941	$1,574,060	$45,354	$49,071

Undistributed/Accumulated Net Investment Income (Loss)	$—	($29)	$659	$965	$—	($4)

(1)	Operations commenced on May 2, 2005.

(2)	Prior year net investment income (loss) related to recaptured commissions was reclassified to net realized gain (loss) on investments for the Large-Cap Value, Technology and Concentrated Growth Portfolios to conform with current year classification (See Note 6 to Financial Statements).

(3)	See Note 16 to Financial Statements.

(4)	Formerly named I-Net TollkeeperSM Portfolio. I-Net Tollkeeper is a service mark of Goldman, Sachs & Co.
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005
	Diversified Bond Portfolio (1)		Growth LT Portfolio		Focused 30 Portfolio

OPERATIONS
Net investment income (2)	$22,354		$7,380	$3,819	$746	$1,260
Net realized gain (2)	7,296		189,442	158,598	5,820	11,766
Change in net unrealized appreciation (depreciation)	5,569		(37,512)	(63,684)	33,473	9,928

Net Increase in Net Assets Resulting from Operations	35,219		159,310	98,733	40,039	22,954

Net Equalization Credits (Debits)	686		393	(1,611)	45	279

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders (3)	(26,312)		(10,812)	(3,785)	(146)	(1,199)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	749,742		269,651	93,285	127,478	77,158
Dividend and distribution reinvestments	26,271		10,812	3,777	146	1,195
Cost of shares repurchased	(9,519)		(141,698)	(448,079)	(76,246)	(41,005)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	766,494		138,765	(351,017)	51,378	37,348

NET INCREASE (DECREASE) IN NET ASSETS	776,087		287,656	(257,680)	91,316	59,382

NET ASSETS
Beginning of Year or Period	—		1,577,844	1,835,524	154,142	94,760

End of Year or Period	$776,087		$1,865,500	$1,577,844	$245,458	$154,142

Undistributed/Accumulated Net Investment Income (Loss)	($94)		$—	$3,975	$—	$118

	Health Sciences Portfolio		Mid-Cap Value Portfolio		Large-Cap Growth Portfolio (4)

OPERATIONS
Net investment income (loss) (2)	($710)	($691)	$21,059	$14,572	$1,939	$4,170
Net realized gain (loss) (2)	13,067	6,468	297,072	249,169	(147,670)	135,830
Change in net unrealized appreciation (depreciation)	(3,379)	12,689	160,466	(28,256)	101,857	(149,483)

Net Increase (Decrease) in Net Assets Resulting from Operations	8,978	18,466	478,597	235,485	(43,874)	(9,483)

Net Equalization Credits (Debits)	58	—	9,099	5,894	2,426	(3,585)

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders (3)	(16,877)	(2,560)	(560,150)	(214,922)	(3,048)	(4,190)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	33,556	37,877	842,387	1,021,460	459,090	327,380
Dividend and distribution reinvestments	16,819	2,560	556,673	213,624	3,038	4,177
Cost of shares repurchased	(61,363)	(37,957)	(103,143)	(189,574)	(11,261)	(1,010,870)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,988)	2,480	1,295,917	1,045,510	450,867	(679,313)

NET INCREASE (DECREASE) IN NET ASSETS	(18,829)	18,386	1,223,463	1,071,967	406,371	(696,571)

NET ASSETS
Beginning of Year	145,425	127,039	2,765,961	1,693,994	1,179,493	1,876,064

End of Year	$126,596	$145,425	$3,989,424	$2,765,961	$1,585,864	$1,179,493

Undistributed/Accumulated Net Investment Income (Loss)	$—	($8)	$—	$1,011	$—	($5)

(1)	Operations commenced on May 1, 2006.

(2)	Prior year net investment income (loss) related to recaptured commissions was reclassified to net realized gain (loss) on investments for the Growth LT, Focused 30, Health Sciences, Mid-Cap Value, and Large-Cap Growth Portfolios to conform with current year classification (See Note 6 to Financial Statements).

(3)	The 2006 distribution amounts for the Growth LT and Large-Cap Growth Portfolios includes $247 and $1,043 of return of capital, respectively.

(4)	Formerly named Blue Chip Portfolio.
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005
	Capital Opportunities Portfolio		International Large-Cap Portfolio		Fasciano Small Equity Portfolio(1)

OPERATIONS
Net investment income (2)	$284	$944	$99,115	$22,791	$954	$1,165
Net realized gain (2)	6,990	20,975	497,661	144,369	29,468	29,901
Change in net unrealized appreciation (depreciation)	2,819	(34,080)	268,174	158,636	11,530	(1,706)

Net Increase (Decrease) in Net Assets Resulting from Operations	10,093	(12,161)	864,950	325,796	41,952	29,360

Net Equalization Credits (Debits)	(2)	(1,786)	7,831	11,063	(247)	506

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders (3)	(461)	(959)	(194,518)	(21,947)	(1,264)	(1,179)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	12,383	34,909	933,721	984,792	131,158	312,266
Dividend and distribution reinvestments	461	959	190,764	21,777	1,264	1,178
Cost of shares repurchased	(33,972)	(295,659)	(734,058)	(103,222)	(270,445)	(37,324)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(21,128)	(259,791)	390,427	903,347	(138,023)	276,120

NET INCREASE (DECREASE) IN NET ASSETS	(11,498)	(274,697)	1,068,690	1,218,259	(97,582)	304,807

NET ASSETS
Beginning of Year	90,683	365,380	3,005,340	1,787,081	577,340	272,533

End of Year	$79,185	$90,683	$4,074,030	$3,005,340	$479,758	$577,340

Undistributed Net Investment Income	$—	$81	$3,481	$797	$—	$50

	Small-Cap Value Portfolio		Multi-Strategy Portfolio		Main Street Core Portfolio

OPERATIONS
Net investment income (2)	$11,879	$7,019	$12,947	$12,577	$23,599	$21,067
Net realized gain (2)	40,394	98,757	43,159	34,389	169,669	82,466
Change in net unrealized appreciation (depreciation)	49,811	(49,748)	1,111	(25,134)	108,474	14,845

Net Increase in Net Assets Resulting from Operations	102,084	56,028	57,217	21,832	301,742	118,378

Net Equalization Credits (Debits)	1,857	(1,311)	(1,682)	(1,154)	(656)	4,085

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(152,796)	(26,345)	(24,154)	(12,696)	(25,989)	(21,233)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	95,848	149,673	19,907	31,489	253,525	532,107
Dividend and distribution reinvestments	150,904	26,063	24,146	12,645	25,917	21,136
Cost of shares repurchased	(111,831)	(298,476)	(132,392)	(105,903)	(373,321)	(76,721)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	134,921	(122,740)	(88,339)	(61,769)	(93,879)	476,522

NET INCREASE (DECREASE) IN NET ASSETS	86,066	(94,368)	(56,958)	(53,787)	181,218	577,752

NET ASSETS
Beginning of Year	511,970	606,338	571,801	625,588	2,004,069	1,426,317

End of Year	$598,036	$511,970	$514,843	$571,801	$2,185,287	$2,004,069

Undistributed/Accumulated Net Investment Income (Loss)	$—	$478	$—	($52)	$—	($21)

(1)	Formerly named Aggressive Equity Portfolio.

(2)	Prior year net investment income related to recaptured commissions was reclassified to net realized gain on investments for the Capital Opportunities, International Large-Cap, Fasciano Small Equity, and Small-Cap Value Portfolios to conform with current year classification (See Note 6 to Financial Statements).

(3)	The 2006 distribution amount for the Fasciano Small Equity Portfolio includes $241 of return of capital.
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005
	Emerging Markets Portfolio		Managed Bond Portfolio		Inflation Managed Portfolio
OPERATIONS
Net investment income (1)	$14,039	$13,587	$156,651	$115,764	$131,897	$72,111
Net realized gain (loss) (1)	307,663	231,479	12,658	2,225	(29,651)	17,377
Change in net unrealized appreciation (depreciation)	7,565	115,853	(2,498)	(33,745)	(81,766)	(23,698)

Net Increase in Net Assets Resulting from Operations	329,267	360,919	166,811	84,244	20,480	65,790

Net Equalization Credits	2,102	5,507	12,313	24,955	13,491	5,257

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(210,915)	(10,726)	(144,492)	(211,961)	(224,783)	(248,634)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	272,003	346,552	483,175	531,523	654,224	516,963
Dividend and distribution reinvestments	207,938	10,588	135,376	204,883	220,972	247,377
Cost of shares repurchased	(378,488)	(78,381)	(415,159)	(104,985)	(102,299)	(116,973)

Net Increase in Net Assets from Capital Share Transactions	101,453	278,759	203,392	631,421	772,897	647,367

NET INCREASE IN NET ASSETS	221,907	634,459	238,024	528,659	582,085	469,780

NET ASSETS
Beginning of Year	1,319,163	684,704	3,520,109	2,991,450	2,805,140	2,335,360

End of Year	$1,541,070	$1,319,163	$3,758,133	$3,520,109	$3,387,225	$2,805,140

Undistributed Net Investment Income	$3,259	$324	$4,305	$10,797	$9,990	$1,835

	Money Market Portfolio		High Yield Bond Portfolio		Comstock Portfolio
OPERATIONS
Net investment income	$46,220	$27,711	$60,604	$59,430	$21,834	$13,283
Net realized gain	—	—	5,884	2,415	50,583	76,898
Change in net unrealized appreciation (depreciation)	—	—	8,658	(41,600)	125,519	(51,824)

Net Increase in Net Assets Resulting from Operations	46,220	27,711	75,146	20,245	197,936	38,357

Net Equalization Credits (Debits)	745	(2,311)	(1,422)	50	8,942	2,048

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(46,114)	(27,527)	(60,425)	(59,167)	(149,089)	(43,271)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	989,919	1,107,344	144,607	290,195	508,775	237,739
Dividend and distribution reinvestments	45,611	27,228	58,968	57,746	147,196	42,782
Cost of shares repurchased	(940,183)	(1,326,571)	(250,736)	(332,030)	(27,661)	(126,502)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	95,347	(191,999)	(47,161)	15,911	628,310	154,019

NET INCREASE (DECREASE) IN NET ASSETS	96,198	(194,126)	(33,862)	(22,961)	686,099	151,153

NET ASSETS
Beginning of Year	874,177	1,068,303	872,657	895,618	922,448	771,295

End of Year	$970,375	$874,177	$838,795	$872,657	$1,608,547	$922,448

Undistributed Net Investment Income	$300	$193	$553	$374	$—	$74

(1)	Prior year net investment income related to recaptured commissions was reclassified to net realized gain (loss) on investments for the Emerging Markets Portfolio to conform with current year classification (See Note 6 to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005
	Mid-Cap Growth Portfolio		Real Estate Portfolio		VN Small-Cap Value Portfolio (1)
OPERATIONS
Net investment income (loss)	$1,798	($904)	$21,288	$10,878	$367	$269
Net realized gain	29,422	26,906	109,705	83,790	7,657	2,499
Change in net unrealized appreciation (depreciation)	(17,978)	12,841	201,934	25,365	5,683	3,767

Net Increase in Net Assets Resulting from Operations	13,242	38,843	332,927	120,033	13,707	6,535

Net Equalization Credits	1,723	—	5,685	713	25	79

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(19,075)	—	(220,792)	(36,823)	(8,579)	(2,385)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	767,143	89,919	130,471	91,152	40,013	74,157
Shares issued in connection with acquisition (2)	74,669	—	—	—	—	—
Dividend and distribution reinvestments	19,047	—	216,207	35,595	8,579	2,383
Cost of shares repurchased	(77,246)	(67,703)	(92,644)	(110,491)	(25,357)	(10,422)

Net Increase in Net Assets from Capital Share Transactions	783,613	22,216	254,034	16,256	23,235	66,118

NET INCREASE IN NET ASSETS	779,503	61,059	371,854	100,179	28,388	70,347

NET ASSETS
Beginning of Year or Period	290,848	229,789	846,390	746,211	70,347	—

End of Year or Period	$1,070,351	$290,848	$1,218,244	$846,390	$98,735	$70,347

Undistributed/Accumulated Net Investment Income (Loss)	$—	($11)	$—	$3,933	$—	$26

(1)	Operations commenced on May 2, 2005.

(2)	See Note 16 to Financial Statements.
See Notes to Financial Statements

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS
Selected per share, ratios and supplemental data for each year or period ended December 31 were as follows:

		Investment Activities
	Net						Net
	Asset						Asset
	Value,		Net				Value,
	Beginning	Net	Realized and	Total from			End of
	of Year	Investment	Unrealized	Investment	Total		Year or
For the Year or Period Ended	or Period	Income	Gain (Loss)	Operations	Distributions		Period

International Value
2006 (4)	$15.91	$0.37	$3.72	$4.09	($0.29)		$19.71
2005 (4), (5)	14.82	0.30	1.09	1.39	(0.30)		15.91
2004	12.92	0.22	1.90	2.12	(0.22)		14.82
2003	10.27	0.16	2.68	2.84	(0.19)		12.92
2002	12.06	0.13	(1.81)	(1.68)	(0.11)		10.27

International Small-Cap (6)
05/01/2006 - 12/31/2006 (4)	$10.00	$0.04	$0.27	$0.31	($0.01)		$10.30

Equity Index
2006 (4)	$29.56	$0.53	$4.01	$4.54	($1.51)		$32.59
2005 (4)	28.78	0.46	0.87	1.33	(0.55)		29.56
2004	26.46	0.48	2.32	2.80	(0.48)		28.78
2003	20.91	0.36	5.55	5.91	(0.36)		26.46
2002	29.54	0.32	(6.56)	(6.24)	(2.39)		20.91

Small-Cap Index
2006 (4)	$14.29	$0.17	$2.39	$2.56	($2.72)		$14.13
2005 (4)	13.76	0.11	0.49	0.60	(0.07)		14.29
2004	11.75	0.07	2.02	2.09	(0.08)		13.76
2003	8.06	0.06	3.69	3.75	(0.06)		11.75
2002	10.30	0.07	(2.24)	(2.17)	(0.07)		8.06

Diversified Research
2006 (4)	$12.35	$0.09	$1.38	$1.47	($0.38)		$13.44
2005 (4), (5)	11.78	0.06	0.56	0.62	(0.05)		12.35
2004 (5)	10.65	0.06	1.14	1.20	(0.07)		11.78
2003	8.06	0.03	2.59	2.62	(0.03)		10.65
2002	10.66	0.03	(2.61)	(2.58)	(0.02)		8.06

Equity
2006 (4)	$19.31	$0.06	$1.61	$1.67	($0.08	)(7)	$20.90
2005 (4), (5)	18.17	0.04	1.15	1.19	(0.05)		19.31
2004 (5)	17.42	0.14	0.75	0.89	(0.14)		18.17
2003	14.06	0.04	3.38	3.42	(0.06)		17.42
2002	19.21	0.06	(5.15)	(5.09)	(0.06)		14.06

American Funds Growth-Income (8)
2006 (4)	$10.88	$0.17	$1.44	$1.61	($0.42)		$12.07
05/02/2005 - 12/31/2005 (4)	10.00	0.13	0.86	0.99	(0.11)		10.88

American Funds Growth (8)
2006 (4)	$11.92	$0.06	$1.11	$1.17	($0.17)		$12.92
05/02/2005 - 12/31/2005 (4)	10.00	0.05	1.91	1.96	(0.04)		11.92

Large-Cap Value
2006 (4)	$13.22	$0.17	$2.06	$2.23	($1.56)		$13.89
2005 (5)	12.62	0.18	0.59	0.77	(0.17)		13.22
2004 (5)	11.62	0.15	1.00	1.15	(0.15)		12.62
2003	8.95	0.11	2.68	2.79	(0.12)		11.62
2002	11.73	0.10	(2.79)	(2.69)	(0.09)		8.95

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratios of
			Ratios of	Expenses	Ratios
		Net Assets,	Expenses	Before	of Net
		End of	After Expense	Expense	Investment
		Year or	Reductions to	Reductions to	Income	Portfolio
	Total	Period	Average Net	Average Net	to Average	Turnover
For the Year or Period Ended	Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Net Assets (3)	Rates

International Value
2006 (4)	25.69%	$2,827,040	0.91%	0.91%	2.07%	107.15%
2005 (4), (5)	9.43%	2,013,241	0.92%	0.92%	1.97%	26.10%
2004	16.42%	2,105,462	0.93%	0.93%	1.77%	8.46%
2003	27.71%	1,593,347	0.93%	0.95%	1.79%	12.76%
2002	(13.91%)	995,973	0.93%	0.93%	1.50%	14.67%

International Small-Cap (6)
05/01/2006 - 12/31/2006 (4)	3.11%	$754,823	1.12%	1.13%	0.68%	51.08%

Equity Index
2006 (4)	15.52%	$2,405,696	0.28%	0.28%	1.70%	5.56%
2005 (4)	4.67%	2,236,486	0.28%	0.29%	1.60%	8.71%
2004	10.58%	1,723,653	0.29%	0.29%	1.72%	5.64%
2003	28.29%	1,641,092	0.30%	0.30%	1.49%	1.00%
2002	(22.34%)	1,460,074	0.29%	0.29%	1.31%	10.07%

Small-Cap Index
2006 (4)	17.79%	$1,160,799	0.53%	0.53%	1.06%	17.47%
2005 (4)	4.38%	1,368,115	0.54%	0.54%	0.81%	21.52%
2004	17.76%	1,377,562	0.55%	0.55%	0.75%	25.15%
2003	46.53%	645,568	0.55%	0.56%	0.80%	19.09%
2002	(21.19%)	301,367	0.56%	0.56%	0.91%	49.51%

Diversified Research
2006 (4)	11.97%	$1,659,020	0.93%	0.93%	0.69%	25.19%
2005 (4), (5)	5.24%	1,165,504	0.93%	0.93%	0.55%	22.83%
2004 (5)	11.20%	581,875	0.95%	0.95%	0.65%	21.17%
2003	32.63%	400,630	0.96%	0.99%	0.38%	23.56%
2002	(24.19%)	213,197	0.95%	0.97%	0.32%	35.32%

Equity
2006 (4)	8.65%	$266,005	0.68%	0.69%	0.30%	31.61%
2005 (4), (5)	6.53%	313,128	0.70%	0.70%	0.20%	169.07%
2004 (5)	5.14%	360,662	0.70%	0.73%	0.71%	61.69%
2003	24.33%	424,708	0.71%	0.75%	0.33%	61.86%
2002	(26.51%)	392,490	0.72%	0.75%	0.38%	96.16%

American Funds Growth-Income (8)
2006 (4)	14.77%	$1,589,151	0.38%	0.97%	1.49%	0.89%
05/02/2005 - 12/31/2005 (4)	9.85%	783,865	0.39%	0.98%	1.83%	1.47%

American Funds Growth (8)
2006 (4)	9.81%	$1,648,035	0.38%	0.97%	0.52%	2.48%
05/02/2005 - 12/31/2005 (4)	19.67%	1,084,892	0.39%	0.98%	0.73%	1.61%

Large-Cap Value
2006 (4)	17.58%	$2,583,466	0.88%	0.88%	1.27%	28.83%
2005 (5)	6.16%	1,898,228	0.89%	0.89%	1.21%	65.04%
2004 (5)	9.93%	2,759,827	0.89%	0.90%	1.46%	34.94%
2003	31.24%	1,839,283	0.89%	0.91%	1.36%	32.61%
2002	(22.96%)	1,003,328	0.89%	0.90%	1.13%	41.03%

See Notes to Financial Statements	See explanation of references on E-5

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended December 31 were as follows:

Investment Activities
Net	Net
Asset	Asset
Value,	Net	Net	Value,
Beginning	Investment	Realized and	Total from	End of
of Year	Income	Unrealized	Investment	Total	Year or
For the Year or Period Ended	or Period	(Loss)	Gain (Loss)	Operations	Distributions	Period

Technology
2006 (4)	$5.70	($0.04)	$0.57	$0.53	$—	$6.23
2005 (4), (5)	4.68	(0.03)	1.05	1.02	—	5.70
2004 (5)	4.52	(0.03)	0.19	0.16	—	4.68
2003	3.17	(0.02)	1.37	1.35	—	4.52
2002	5.91	(0.03)	(2.71)	(2.74)	—	3.17

Short Duration Bond
2006 (4)	$9.65	$0.40	$0.01	$0.41	($0.40)	$9.66
2005 (4)	9.80	0.28	(0.14)	0.14	(0.29)	9.65
2004	9.93	0.21	(0.09)	0.12	(0.25	)(9)	9.80
05/01/2003 - 12/31/2003	10.00	0.17	(0.07)	0.10	(0.17)	9.93

Concentrated Growth (10)
2006 (4)	$4.55	($0.01)	$0.46	$0.45	$—	$5.00
2005 (4), (5)	4.44	(0.01)	0.12	0.11	—	4.55
2004	3.94	(0.02)	0.52	0.50	—	4.44
2003	2.75	(0.03)	1.22	1.19	—	3.94
2002	4.48	(0.04)	(1.69)	(1.73)	—	2.75

Diversified Bond (6)
05/01/2006 - 12/31/2006 (4)	$10.00	$0.33	$0.19	$0.52	($0.37)	$10.15

Growth LT
2006 (4)	$20.78	$0.09	$1.92	$2.01	($0.13	)(7)	$22.66
2005 (4), (5)	19.35	0.05	1.43	1.48	(0.05)	20.78
2004 (5)	17.52	0.07	1.76	1.83	—	19.35
2003	13.08	(0.03)	4.47	4.44	—	17.52
2002	18.59	—	(11)	(5.36)	(5.36)	(0.15)	13.08

Focused 30
2006 (4)	$9.92	$0.04	$2.32	$2.36	($0.01)	$12.27
2005 (4), (5)	8.19	0.10	1.71	1.81	(0.08)	9.92
2004	7.14	0.01	1.04	1.05	—	(11)	8.19
2003	5.02	(0.02)	2.14	2.12	—	7.14
2002	7.12	(0.01)	(2.08)	(2.09)	(0.01)	5.02

Health Sciences
2006 (4)	$10.99	($0.06)	$0.91	$0.85	($1.47)	$10.37
2005 (4), (5)	9.73	(0.05)	1.51	1.46	(0.20)	10.99
2004 (5)	9.05	(0.03)	0.71	0.68	—	9.73
2003	7.08	(0.02)	1.99	1.97	—	9.05
2002	9.23	(0.04)	(2.11)	(2.15)	—	7.08

Mid-Cap Value
2006 (4)	$18.08	$0.11	$2.41	$2.52	($2.92)	$17.68
2005 (4), (5)	18.24	0.11	1.38	1.49	(1.65)	18.08
2004 (5)	14.63	0.06	3.61	3.67	(0.06)	18.24
2003	11.39	0.06	3.25	3.31	(0.07)	14.63
2002	14.16	0.06	(1.98)	(1.92)	(0.85)	11.39

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratios of	Ratios of
			Expenses	Expenses	Ratios
		Net	After	Before	of Net
		Assets,	Expense	Expense	Investment
		End of Year	Reductions to	Reductions to	Income (Loss)	Portfolio
	Total	or Period	Average Net	Average Net	to Average	Turnover
For the Year or Period Ended	Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Net Assets (3)	Rates

Technology
2006 (4)	9.34%	$100,238	1.17%	1.18%	(0.68%)	336.86%
2005 (4), (5)	21.71%	118,498	1.19%	1.19%	(0.72%)	309.81%
2004 (5)	3.66%	98,077	1.18%	1.22%	(0.54%)	130.83%
2003	42.58%	124,044	1.26%	1.29%	(1.01%)	144.41%
2002	(46.34%)	41,249	1.20%	1.20%	(0.95%)	106.38%

Short Duration Bond
2006 (4)	4.27%	$1,922,941	0.63%	0.63%	4.12%	55.97%
2005 (4)	1.57%	1,574,060	0.63%	0.63%	2.89%	109.28%
2004	1.21%	1,408,935	0.65%	0.65%	2.12%	189.32%
05/01/2003 - 12/31/2003	0.96%	891,899	0.66%	0.66%	2.74%	227.50%

Concentrated Growth (10)
2006 (4)	10.02%	$45,354	1.14%	1.14%	(0.25%)	53.19%
2005 (4), (5)	2.34%	49,071	1.17%	1.18%	(0.20%)	124.20%
2004	12.66%	62,441	1.32%	1.36%	(0.38%)	55.98%
2003	43.22%	71,047	1.31%	1.31%	(1.09%)	47.46%
2002	(38.62%)	42,569	1.43%	1.44%	(1.32%)	53.36%

Diversified Bond (6)
05/01/2006 - 12/31/2006 (4)	5.20%	$776,087	0.64%	0.64%	4.82%	466.45%

Growth LT
2006 (4)	9.72%	$1,865,500	0.78%	0.78%	0.43%	59.07%
2005 (4), (5)	7.68%	1,577,844	0.79%	0.79%	0.24%	41.57%
2004 (5)	10.40%	1,835,524	0.80%	0.82%	0.30%	49.60%
2003	33.98%	1,748,854	0.80%	0.82%	(0.13%)	48.90%
2002	(28.97%)	1,439,900	0.79%	0.87%	0.09%	113.39%

Focused 30
2006 (4)	23.71%	$245,458	1.01%	1.02%	0.36%	35.56%
2005 (4), (5)	22.07%	154,142	1.03%	1.03%	1.13%	71.37%
2004	14.85%	94,760	1.03%	1.03%	0.16%	71.22%
2003	42.26%	74,054	1.06%	1.06%	(0.45%)	65.97%
2002	(29.41%)	38,092	1.05%	1.05%	(0.26%)	164.99%

Health Sciences
2006 (4)	8.11%	$126,596	1.16%	1.17%	(0.52%)	109.64%
2005 (4), (5)	15.28%	145,425	1.17%	1.17%	(0.54%)	167.51%
2004 (5)	7.54%	127,039	1.16%	1.19%	(0.25%)	181.83%
2003	27.82%	122,741	1.16%	1.19%	(0.29%)	114.39%
2002	(23.30%)	76,952	1.16%	1.21%	(0.51%)	139.61%

Mid-Cap Value
2006 (4)	14.97%	$3,989,424	0.88%	0.88%	0.64%	62.35%
2005 (4), (5)	8.87%	2,765,961	0.88%	0.88%	0.65%	77.58%
2004 (5)	25.08%	1,693,994	0.89%	0.97%	0.40%	89.13%
2003	29.10%	1,141,905	0.89%	0.96%	0.56%	87.60%
2002	(14.46%)	718,932	0.90%	0.97%	0.48%	115.94%

See Notes to Financial Statements	See explanation of references on E-5

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended December 31 were as follows:

		Investment Activities
	Net						Net
	Asset		Net				Asset
	Value,		Realized and				Value,
	Beginning	Net	Unrealized	Total from			End of
	of Year	Investment	Gain	Investment	Total		Year or
For the Year or Period Ended	or Period	Income	(Loss)	Operations	Distributions		Period

Large-Cap Growth (12)
2006 (4)	$8.03	$0.01	($0.32)	($0.31)	($0.01	)(7)	$7.71
2005 (4), (5)	7.83	0.02	0.21	0.23	(0.03)		8.03
2004 (5)	7.53	0.05	0.30	0.35	(0.05)		7.83
2003	6.02	0.01	1.52	1.53	(0.02)		7.53
2002	8.14	0.01	(2.12)	(2.11)	(0.01)		6.02

Capital Opportunities
2006 (4)	$8.81	$0.03	$1.14	$1.17	($0.06)		$9.92
2005 (5)	8.74	0.10	0.06	0.16	(0.09)		8.81
2004 (5)	7.81	0.06	0.93	0.99	(0.06)		8.74
2003	6.17	0.03	1.64	1.67	(0.03)		7.81
2002	8.44	0.02	(2.28)	(2.26)	(0.01)		6.17

International Large-Cap
2006 (4)	$8.80	$0.28	$2.06	$2.34	($0.56)		$10.58
2005 (4), (5)	7.86	0.08	0.92	1.00	(0.06)		8.80
2004 (5)	6.69	0.07	1.17	1.24	(0.07)		7.86
2003	5.19	0.06	1.51	1.57	(0.07)		6.69
2002	6.36	0.04	(1.15)	(1.11)	(0.06)		5.19

Fasciano Small Equity (13)
2006 (4)	$11.03	$0.02	$0.54	$0.56	($0.03	)(7)	$11.56
2005 (4), (5)	10.77	0.03	0.25	0.28	(0.02)		11.03
2004 (5)	9.11	0.07	1.66	1.73	(0.07)		10.77
2003	6.87	0.04	2.24	2.28	(0.04)		9.11
2002	9.17	0.01	(2.31)	(2.30)	—		6.87

Small-Cap Value
2006 (4)	$16.15	$0.33	$2.52	$2.85	($4.74)		$14.26
2005 (4), (5)	15.09	0.20	1.77	1.97	(0.91)		16.15
2004 (5)	12.60	0.22	2.80	3.02	(0.53)		15.09
05/01/2003 - 12/31/2003	10.00	0.10	2.60	2.70	(0.10)		12.60

Multi-Strategy
2006 (4)	$16.61	$0.42	$1.52	$1.94	($0.87)		$17.68
2005	16.37	0.37	0.25	0.62	(0.38)		16.61
2004	15.16	0.26	1.23	1.49	(0.28)		16.37
2003	12.48	0.21	2.69	2.90	(0.22)		15.16
2002	14.82	0.28	(2.20)	(1.92)	(0.42)		12.48

Main Street Core (14)
2006 (4)	$21.26	$0.26	$2.96	$3.22	($0.29)		$24.19
2005 (4)	20.27	0.25	0.97	1.22	(0.23)		21.26
2004	18.74	0.25	1.54	1.79	(0.26)		20.27
2003	14.89	0.15	3.87	4.02	(0.17)		18.74
2002	20.98	0.14	(6.10)	(5.96)	(0.13)		14.89

Emerging Markets
2006 (4)	$18.42	$0.19	$3.83	$4.02	($3.27)		$19.17
2005 (4), (5)	13.13	0.22	5.22	5.44	(0.15)		18.42
2004 (5)	9.91	0.18	3.23	3.41	(0.19)		13.13
2003	5.93	0.09	3.97	4.06	(0.08)		9.91
2002	6.14	0.03	(0.21)	(0.18)	(0.03)		5.93

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratios of	Ratios of
			Expenses	Expenses	Ratios
		Net	After	Before	of Net
		Assets,	Expense	Expense	Investment
		End of Year	Reductions to	Reductions to	Income	Portfolio
	Total	or Period	Average Net	Average Net	to Average	Turnover
For the Year or Period Ended	Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Net Assets (3)	Rates

Large-Cap Growth (12)
2006 (4)	(3.82%)	$1,585,864	0.98%	0.98%	0.14%	158.74%
2005 (4), (5)	2.94%	1,179,493	0.99%	0.99%	0.30%	147.32%
2004 (5)	4.65%	1,876,064	0.99%	1.01%	0.76%	35.70%
2003	25.36%	1,106,881	0.99%	1.01%	0.28%	29.95%
2002	(25.94%)	582,873	1.00%	1.01%	0.16%	36.04%

Capital Opportunities
2006 (4)	13.23%	$79,185	0.88%	0.88%	0.36%	98.98%
2005 (5)	1.83%	90,683	0.87%	0.87%	0.50%	95.51%
2004 (5)	12.69%	365,380	0.86%	0.91%	0.81%	72.26%
2003	27.13%	256,842	0.87%	0.93%	0.49%	66.44%
2002	(26.78%)	145,983	0.87%	0.93%	0.27%	103.67%

International Large-Cap
2006 (4)	27.00%	$4,074,030	1.11%	1.11%	2.84%	50.66%
2005 (4), (5)	12.70%	3,005,340	1.12%	1.12%	0.98%	46.30%
2004 (5)	18.60%	1,787,081	1.14%	1.14%	0.98%	48.01%
2003	30.52%	1,098,950	1.15%	1.16%	0.73%	131.03%
2002	(17.63%)	491,693	1.15%	1.15%	0.59%	28.96%

Fasciano Small Equity (13)
2006 (4)	5.07%	$479,758	0.83%	0.84%	0.19%	48.14%
2005 (4), (5)	2.66%	577,340	0.84%	0.84%	0.27%	113.17%
2004 (5)	18.94%	272,533	0.86%	0.93%	0.62%	84.70%
2003	33.14%	303,500	0.86%	0.98%	0.47%	183.00%
2002	(25.09%)	235,473	0.86%	0.97%	0.09%	122.32%

Small-Cap Value
2006 (4)	19.75%	$598,036	0.98%	0.98%	2.13%	30.45%
2005 (4), (5)	13.65%	511,970	0.98%	0.98%	1.30%	47.42%
2004 (5)	24.41%	606,338	1.00%	1.01%	1.96%	24.72%
05/01/2003 - 12/31/2003	26.93%	318,718	1.02%	1.06%	1.79%	44.21%

Multi-Strategy
2006 (4)	11.68%	$514,843	0.70%	0.70%	2.44%	169.63%
2005	3.78%	571,801	0.70%	0.70%	2.11%	256.99%
2004	9.81%	625,588	0.70%	0.70%	1.59%	291.87%
2003	23.28%	622,688	0.71%	0.71%	1.50%	261.98%
2002	(13.06%)	554,049	0.70%	0.70%	2.00%	336.62%

Main Street Core (14)
2006 (4)	15.18%	$2,185,287	0.68%	0.68%	1.15%	106.18%
2005 (4)	5.99%	2,004,069	0.69%	0.69%	1.24%	83.74%
2004	9.54%	1,426,317	0.70%	0.70%	1.39%	78.11%
2003	26.96%	1,172,300	0.71%	0.71%	1.05%	85.27%
2002	(28.40%)	744,629	0.69%	0.71%	0.73%	71.88%

Emerging Markets
2006 (4)	24.40%	$1,541,070	1.22%	1.22%	1.04%	86.15%
2005 (4), (5)	41.47%	1,319,163	1.24%	1.25%	1.46%	66.48%
2004 (5)	34.62%	684,704	1.19%	1.21%	2.13%	27.66%
2003	68.50%	320,113	1.24%	1.25%	1.71%	20.26%
2002	(3.07%)	148,690	1.33%	1.33%	0.42%	136.43%

See Notes to Financial Statements	See explanation of references on E-5

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended December 31 were as follows:

		Investment Activities
	Net						Net
	Asset			Net			Asset
	Value,	Net		Realized and			Value,
	Beginning	Investment		Unrealized	Total from		End of
	of Year	Income		Gain	Investment	Total	Year or
For the Year or Period Ended	or Period	(Loss)		(Loss)	Operations	Distributions	Period

Managed Bond
2006 (4)	$10.85	$0.47		$0.04	$0.51	($0.44)	$10.92
2005 (4)	11.29	0.39		(0.10)	0.29	(0.73)	10.85
2004	11.16	0.30		0.29	0.59	(0.46)	11.29
2003	11.59	0.50		0.19	0.69	(1.12)	11.16
2002	11.03	0.51		0.66	1.17	(0.61)	11.59

Inflation Managed
2006 (4)	$11.50	$0.46		($0.42)	$0.04	($0.79)	$10.75
2005 (4)	12.38	0.33		(0.02)	0.31	(1.19)	11.50
2004	12.22	0.08		0.95	1.03	(0.87)	12.38
2003	12.06	0.02		0.93	0.95	(0.79)	12.22
2002	10.73	0.16		1.47	1.63	(0.30)	12.06

Money Market
2006 (4)	$10.09	$0.47		($0.01)	$0.46	($0.47)	$10.08
2005 (4)	10.09	0.28		—	0.28	(0.28)	10.09
2004	10.09	0.10		—	0.10	(0.10)	10.09
2003	10.09	0.08		—	0.08	(0.08)	10.09
2002	10.09	0.14		—	0.14	(0.14)	10.09

High Yield Bond
2006 (4)	$6.82	$0.50		$0.11	$0.61	($0.50)	$6.93
2005 (4)	7.15	0.49		(0.33)	0.16	(0.49)	6.82
2004	7.02	0.50		0.13	0.63	(0.50)	7.15
2003	6.28	0.49		0.74	1.23	(0.49)	7.02
2002	7.07	0.57		(0.78)	(0.21)	(0.58)	6.28

Comstock (15)
2006 (4)	$10.23	$0.18		$1.42	$1.60	($1.14)	$10.69
2005 (4)	10.33	0.16		0.27	0.43	(0.53)	10.23
2004	8.91	0.10		1.42	1.52	(0.10)	10.33
2003	6.82	0.06		2.08	2.14	(0.05)	8.91
2002	8.77	—	(11)	(1.94)	(1.94)	(0.01)	6.82

Mid-Cap Growth
2006 (4)	$8.04	$0.02		$0.70	$0.72	($0.16)	$8.60
2005 (4)	6.82	(0.03)		1.25	1.22	—	8.04
2004	5.61	(0.03)		1.24	1.21	—	6.82
2003	4.30	(0.02)		1.33	1.31	—	5.61
2002	8.12	(0.02)		(3.80)	(3.82)	—	4.30

Real Estate (16)
2006 (4)	$23.59	$0.54		$7.75	$8.29	($5.61)	$26.27
2005 (4)	21.23	0.31		3.12	3.43	(1.07)	23.59
2004	15.85	0.21		5.73	5.94	(0.56)	21.23
2003	12.08	0.46		4.02	4.48	(0.71)	15.85
2002	12.80	0.46		(0.47)	(0.01)	(0.71)	12.08

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
			Ratios of	Ratios of
		Net	Expenses	Expenses	Ratios
		Assets,	After	Before	of Net
		End of	Expense	Expense	Investment
		Year or	Reductions to	Reductions to	Income (Loss)	Portfolio
	Total	Period	Average Net	Average Net	to Average	Turnover
For the Year or Period Ended	Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Net Assets (3)	Rates

Managed Bond
2006 (4)	4.81%	$3,758,133	0.65%	0.66%	4.35%	835.49%
2005 (4)	2.63%	3,520,109	0.65%	0.66%	3.54%	825.36%
2004	5.38%	2,991,450	0.65%	0.65%	2.46%	826.80%
2003	6.24%	2,619,647	0.66%	0.66%	4.02%	568.34%
2002	10.93%	2,629,300	0.65%	0.65%	4.55%	379.20%

Inflation Managed
2006 (4)	0.52%	$3,387,225	0.63%	0.64%	4.20%	945.17%
2005 (4)	2.54%	2,805,140	0.64%	0.64%	2.81%	1,092.46%
2004	8.90%	2,335,360	0.64%	0.65%	1.08%	1,040.98%
2003	8.24%	1,644,339	0.66%	0.66%	0.85%	1,024.08%
2002	15.45%	1,300,657	0.64%	0.64%	1.97%	621.35%

Money Market
2006 (4)	4.69%	$970,375	0.37%	0.37%	4.63%	N/A
2005 (4)	2.82%	874,177	0.37%	0.37%	2.77%	N/A
2004	1.01%	1,068,303	0.37%	0.37%	1.00%	N/A
2003	0.79%	1,161,021	0.37%	0.37%	0.80%	N/A
2002	1.41%	1,749,545	0.36%	0.36%	1.40%	N/A

High Yield Bond
2006 (4)	9.42%	$838,795	0.64%	0.64%	7.34%	64.84%
2005 (4)	2.37%	872,657	0.64%	0.64%	7.10%	70.32%
2004	9.42%	895,618	0.66%	0.66%	7.12%	86.06%
2003	20.29%	925,494	0.65%	0.65%	7.40%	92.04%
2002	(3.00%)	524,202	0.65%	0.65%	8.70%	94.99%

Comstock (15)
2006 (4)	16.33%	$1,608,547	0.98%	0.98%	1.72%	28.92%
2005 (4)	4.36%	922,448	0.99%	0.99%	1.60%	25.06%
2004	17.17%	771,295	1.00%	1.00%	1.34%	32.20%
2003	31.38%	422,539	1.00%	1.02%	1.18%	72.23%
2002	(22.15%)	75,103	1.05%	1.05%	0.02%	51.01%

Mid-Cap Growth
2006 (4)	8.93%	$1,070,351	0.93%	0.93%	0.24%	67.25%
2005 (4)	17.90%	290,848	0.95%	0.95%	(0.38%)	105.32%
2004	21.59%	229,789	0.96%	0.96%	(0.48%)	129.31%
2003	30.39%	167,630	1.00%	1.06%	(0.55%)	300.49%
2002	(47.03%)	92,318	1.00%	1.09%	(0.51%)	157.58%

Real Estate (16)
2006 (4)	38.06%	$1,218,244	1.13%	1.13%	2.07%	23.59%
2005 (4)	16.79%	846,390	1.14%	1.14%	1.42%	28.69%
2004	37.62%	746,211	1.14%	1.14%	3.76%	8.70%
2003	37.52%	484,315	1.14%	1.14%	4.01%	10.94%
2002	(0.32%)	299,735	1.15%	1.15%	4.48%	27.12%

See Notes to Financial Statements	See explanation of references on E-5

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended December 31 were as follows:

Investment Activities
	Net					Net
	Asset					Asset
	Value,		Net			Value,
	Beginning	Net	Realized and	Total from		End of
	of Year	Investment	Unrealized	Investment	Total	Year or
For the Year or Period Ended	or Period	Income	Gain	Operations	Distributions	Period

VN Small-Cap Value
2006 (4)	$11.14	$0.05	$2.03	$2.08	($1.14)	$12.08
05/02/2005 - 12/31/2005 (4)	10.00	0.05	1.48	1.53	(0.39)	11.14

[Additional columns below]

[Continued from above table, first column(s) repeated]

Ratios / Supplemental Data
			Ratios of	Ratios of
		Net	Expenses	Expenses	Ratios
		Assets,	After	Before	of Net
		End of	Expense	Expense	Investment
		Year or	Reductions to	Reductions to	Income	Portfolio
	Total	Period	Average Net	Average Net	to Average	Turnover
For the Year or Period Ended	Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Net Assets (3)	Rates

VN Small-Cap Value
2006 (4)	18.68%	$98,735	1.01%	1.01%	0.42%	98.72%
05/02/2005 - 12/31/2005 (4)	15.34%	70,347	1.05%	1.05%	0.73%	61.41%

(1)	Total returns for periods of less than one full year are not annualized.

(2)	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, advisory fee waivers, and adviser expense reimbursements, if any, as discussed in Note 5 to the Financial Statements.

(3)	The ratios for periods of less than one full year are annualized.

(4)	Per share amounts have been calculated using the average shares method.

(5)	Net investment income (loss) and net realized and unrealized gain (loss) on investments were reclassified to conform with current year classification as discussed in Note 6 to the Financial Statements. In addition, ratios of expenses after expense reductions and net investment income to average net assets were adjusted as a result of the reclassification. The reclassification had no impact on total net assets or net asset value per share. Certain per share numbers and ratios did not change after reclassifications due to rounding.

(6)	Operations commenced on May 1, 2006.

(7)	Includes return of capital distributions for the Equity, Growth LT, Large-Cap Growth, and Fasciano Small Equity Portfolios of ($0.007), ($0.003), ($0.006), and ($0.005), respectively.

(8)	The expense ratios for the American Funds Growth-Income and American Funds Growth Portfolios do not include expenses of the underlying Master Funds in which the portfolios invest. (See Note 1 and 3 to Financial Statements.)

(9)	Includes return of capital distribution of ($0.04) for 2004.

(10)	Prior to 02/01/2005, Concentrated Growth Portfolio was named I-Net Tollkeeper Portfolio.

(11)	Amount represents less than $0.005 per share.

(12)	Prior to 01/01/2006, Large-Cap Growth Portfolio was named Blue Chip Portfolio.

(13)	Prior to 05/01/2005, Fasciano Small Equity Portfolio was named Aggressive Equity Portfolio.

(14)	Prior to 01/01/2003, Main Street Core Portfolio was named Large-Cap Core Portfolio.

(15)	Prior to 05/01/2003, Comstock Portfolio was named Strategic Value Portfolio.

(16)	Prior to 05/01/2002, Real Estate Portfolio was named REIT Portfolio.
See Notes to Financial Statements

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
     The Pacific Select Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, diversified management investment company, organized as a Massachusetts business trust and as of December 31, 2006 was comprised of thirty-three separate portfolios: the International Value, International Small-Cap, Equity Index, Small-Cap Index, Diversified Research, Equity, American Funds® Growth-Income, American Funds Growth, Large-Cap Value, Technology, Short Duration Bond, Concentrated Growth, Diversified Bond, Growth LT, Focused 30, Health Sciences, Mid-Cap Value, Large-Cap Growth (formerly Blue Chip), Capital Opportunities, International Large-Cap, Fasciano Small Equity, Small-Cap Value, Multi-Strategy, Main Street® Core, Emerging Markets, Managed Bond, Inflation Managed, Money Market, High Yield Bond, Comstock, Mid-Cap Growth, Real Estate, and VN Small-Cap Value Portfolios. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are owned. American Funds is a registered trademark of American Funds Distributors, Inc. (“AFD”) and Main Street is a registered trademark of OppenheimerFunds, Inc.
     American Funds Growth-Income and American Funds Growth Portfolios (the “Feeder Portfolios”) invest substantially all of their assets in Class 2 shares of the Growth-Income and Growth Funds, respectively, a series of the American Funds Insurance Series® (each a “Master Fund,” collectively the “Master Funds”). Each Master Fund is an open-end investment company and organized as a Massachusetts business trust. Each Feeder Portfolio has an investment objective that is consistent with its corresponding Master Fund. Each Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its taxable income and capital gains to shareholders, which includes the applicable Feeder Portfolio, to qualify as a regulated investment company. The performance of the Feeder Portfolios is directly affected by the performance of the Master Funds. The financial statements of the Master Funds, including the Schedule of Investments, are provided separately and should be read in conjunction with the Feeder Portfolios’ financial statements. As of December 31, 2006, the American Funds Growth-Income Portfolio owned 5.91% of the American Funds Growth-Income Fund, and the American Funds Growth Portfolio owned 6.09% of the American Funds Growth Fund. American Funds Insurance Series is a registered trademark of AFD.
     Shares of some or all of the portfolios within the Fund are offered only to Pacific Select Separate Account, Pacific Select Exec Separate Account, Pacific COLI Separate Account, Pacific COLI Separate Account II, Pacific COLI Separate Account III, Pacific Select Variable Annuity Separate Account, Separate Account A, Separate Account B, and Pacific Corinthian Variable Separate Account, each a separate account of Pacific Life Insurance Company (“Pacific Life”), and Pacific Select Exec Separate Account, PL&A Separate Account I, Separate Account A, and Pacific COLI Separate Account II, each a separate account of Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life.
2. SIGNIFICANT ACCOUNTING POLICIES
     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of the financial statements.
     A. Portfolio Valuation
     Each portfolio’s net asset value (“NAV”) per share is calculated once a day, every day the New York Stock Exchange (“NYSE”) is open, including when foreign markets are closed. For purposes of calculating the NAV, the portfolios use pricing data as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern time, although it occasionally closes earlier.
     Equity securities are generally valued at the last reported sale price for securities traded on a principal exchange (U.S. or foreign). Securities, including options contracts, traded on over-the-counter markets and listed securities for which no sales are reported, are generally valued at the mean between the most recent bid and asked prices obtained from a quotation and valuation reporting system, from established market makers, or from broker-dealers. Fixed income securities are generally valued at the mean between the bid and ask prices obtained from pricing sources (including pricing services and quotation reporting systems), market makers, or broker-dealers. Certain bonds are valued by a benchmark, matrix, or other pricing processes approved by the Fund’s Board of Trustees (the “Board”). If bid and ask prices are not available, securities may be valued at bid prices or evaluated prices. Money market instruments and short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.
     Securities for which market quotations are not readily available or are deemed to be unreliable or inaccurate are valued at their fair value as determined in good faith pursuant to procedures established by the Board. Fair values may not be indicative of the price that a portfolio could obtain for a security if it were to dispose of the security as of the close of the NYSE.
     In determining the fair value of securities, the Fund may consider available information including information that becomes known after the closing time of the NYSE, and the values that are determined will be deemed to be the price as of the closing time of the NYSE.
     If events occur between the time of the determination of the closing price of a foreign security on an exchange or over-the-counter market and the time a portfolio’s NAV is determined, or if, under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on a portfolio’s NAV, the security would be valued at fair value as determined in accordance with procedures and methodologies approved by the Board.
     The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine fair values for certain foreign securities. These fair values may not be indicative of the price that a portfolio could obtain for a foreign security if it were to dispose of the security as of the close of the NYSE.
     B. Securities Transactions and Investment Income
     Securities transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as a portfolio is informed of the ex-dividend date or upon receipt of the dividend. A portfolio’s estimated components of distributions received from real estate investment trusts may be considered

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest Income is recorded on an accrual basis. Interest income includes coupon interest and amortization of premium and discount on debt securities. Discounts and premiums are recorded on a daily basis using the effective yield method except for short-term securities and the Money Market Portfolio, which record discounts and premiums on a straight-line basis. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The portfolios will accrue such taxes and reclaims as applicable, based upon the Fund’s current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Realized gains and losses from securities transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes. Gains and losses realized on principal paydowns from mortgage- and asset-backed securities are recorded as interest income in the Statements of Operations.
     C. Distributions to Shareholders
     The portfolios currently declare and pay dividends on net investment income at least annually, except for the Short Duration Bond, Diversified Bond, Inflation Managed, Managed Bond, Money Market, and High Yield Bond Portfolios, for which dividends are declared and paid monthly. Dividends may be declared less frequently if advantageous to the specific portfolio. All realized capital gains are distributed at least annually for all portfolios. All dividends are reinvested in additional shares of the applicable portfolio.
     Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for futures and options, foreign currency transactions, passive foreign investment companies, post-October losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of paid-in capital. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.
     D. Foreign Currency Translation
     Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of valuation. Purchases and sales of securities, interest income, dividends, and variation margin received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.
     The Fund does not separately report in the Statements of Operations the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included in net realized and change in unrealized appreciation or depreciation from investments.
     Net realized foreign exchange gains and losses arise from sales of a portfolio’s securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation and depreciation arise from changes in the value of assets and liabilities, including investments in securities at the period-end, resulting from changes in the exchange rate.
     E. Expense Allocation
     General expenses of the Fund (including custodial asset-based fees, portfolio accounting and tax fees, legal and audit fees, printing and mailing expenses, and fees and expenses of the independent trustees) are allocated to each portfolio in proportion to its relative average daily net assets. Expenses directly attributable to a particular portfolio (including advisory fees, custodial transaction-based fees, legal fees, interest expenses, registration fees, certain taxes, other professional fees, and offering and reorganization costs) are charged directly to that portfolio.
     F. Offering Costs
     The Fund bears all costs associated with offering expenses including legal, printing and internal support services (See Note 3). All such costs are amortized to expense of the new portfolios on a straight-line basis over twelve months from commencement of operations.
     G. Equalization
     The Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of repurchases of portfolios’ shares, equivalent on a per share basis to the amount of net distributable investment income on the date of the transaction, is credited or charged to net undistributed income. As a result, net undistributed investment income per share is unaffected by sales or redemptions of the Fund’s shares. Effective January 1, 2007, the Fund will discontinue this accounting practice which is longer preferable in the industry with no impact on NAV’s.
     H. Futures Contracts
     Certain portfolios may enter into futures contracts to manage their exposure to the stock markets, fluctuations in interest rates, and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the portfolio’s cost of the contract. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
     I. Options Contracts
     Certain portfolios may write or purchase call and put options on futures, swaps, securities, or currencies. Writing put options or purchasing call options tends to increase a portfolio’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a portfolio’s exposure to the underlying instrument. When a portfolio writes or purchases a call or put option, an amount equal to the premium received or paid by the portfolio is included in a portfolio’s Statement of Assets and Liabilities as a liability or an investment and subsequently adjusted to the current market value, based on the quoted daily settlement price of the

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the portfolio has realized a gain or loss on investment transactions. A portfolio, as a writer of an option, may have no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the futures, swap, security or currency underlying the written option. There is the risk a portfolio may not be able to enter into a closing transaction because of an illiquid market. The risk associated with purchasing put and call options is limited to the premium paid.
     J. Forward Foreign Currency Contracts
     Certain portfolios may enter into forward foreign currency contracts (“forward contracts”) for the purpose of hedging against foreign exchange risk arising from a portfolio’s investment in foreign securities. These contracts are marked-to-market daily at the applicable translation rates. A portfolio records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. The charge, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.
     K. Swaps
     Certain portfolios may enter into interest rate, total return, credit default, and other swap agreements in order to obtain a desired return at a lower cost than if a portfolio had invested directly in the asset that yielded the desired return and to manage its exposure to interest and other financial risks. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. In connection with these agreements, securities may be identified as collateral in accordance with the terms and the respective swap agreements.
     Interest rate swap agreements involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.
     Interest rate cap swap agreements, which are similar to interest rate swaps agreements, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate. A portfolio enters into interest rate cap swaps is intended to both manage the portfolio’s duration and its exposure to changes in short-term interest rates. Owning interest rate caps reduces a portfolio’s duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short-term interest rates, which a portfolio experience primarily in the form of leverage. A portfolio is exposed to credit loss in the event of non-performance by the other party to the interest rate cap swap. However, the Fund does not anticipate non-performance by any counterparty.
     Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or fall short of the offsetting interest rate obligation, a portfolio will receive a payment from or make a payment to the counterparty.
     Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. A portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where a portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a portfolio would be subject to investment exposure on the notional amount of the swap.
     Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities. These upfront payments are included in the calculation of realized gain or loss in the Statements of Operations, when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the portfolios are included as part of realized gain (loss) in the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligations to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.
     L. Loan Agreements
     Certain portfolios may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. As of December 31, 2006, no portfolio had unfunded loan commitments.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
     M. Inflation-Indexed Bonds
     Certain portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment of interest income in the Statements of Operations.
     N. Stripped Mortgage-Backed Securities
     Certain portfolios may invest in stripped mortgage-backed securities (“SMBS”). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates. Payments received from IOs are included in interest income in the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to book value of the security on coupon date until maturity. These adjustments are included in interest income in the Statements of Operations. Payments received from POs are treated as reductions to the cost and par value of the securities. Any paydown gains or losses associated with the payments received are reported as interest income in the Statements of Operations.
     O. Equity-Linked Structured Notes
     Certain portfolios may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
     P. Government Sponsored Enterprise Securities
     Certain portfolios may invest in securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and similar U.S. Government sponsored entities such as Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBs”). Freddie Mac, Fannie Mae and FHLBs, although chartered and sponsored by Congress, are not funded by Congressional appropriations. The debt and mortgage-backed securities issued by these entities are neither guaranteed nor insured by the U.S. Government.
     Q. When-Issued Securities and Delayed-Delivery Transactions
     Certain portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or delayed-delivery basis are identified as such in each applicable portfolio’s Schedule of Investments. When when-issued securities and delayed-delivery purchases are outstanding, a portfolio will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a when-issued or delayed-delivery basis, a portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a portfolio has sold a security on a delayed-delivery basis, the portfolio does not participate in future gains and losses with respect to the security. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.
     R. Short Sales
     Certain portfolios may enter into short sales. A short sale is a transaction in which a portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. A portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited.
     S. Inverse Floater Structures
     Certain portfolios invest in residual certificates issued by tender option bond trusts (“TOB’s”). A TOB is established by a third party sponsor forming a special purpose entity, into which the portfolio, or an agent on behalf of the portfolio, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate trust certificates (‘floating rate certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to a portfolio which made the transfer. The transfer of the municipal securities to a TOB is accounted for as secured borrowings and does not qualify for sale treatment under Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. Therefore, the municipal securities deposited into a TOB are presented in the portfolios’ Schedules of Investments and the proceeds from the transaction are reported as floating rate certificates payable of the portfolios. Interest income from the underlying security is recorded by the portfolios on an accrual basis. Interest expense incurred on the floating rate certificates and other expenses related to remarketing, administration and trustee services to a TOB is reported as an expense of the portfolios. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender the floating rate certificates to the TOB for redemption at par at each reset date. The TOB Residuals interests held by the portfolios include the right of the portfolios to (1) cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) transfer a corresponding share of the municipal securities from the TOB to the portfolios.
     Financial transactions executed through TOB’s generally will under perform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
interest rates decline or remain relatively stable. Should short-term interest rates rise, the portfolios’ investments in TOB Residuals likely will adversely affect the portfolios’ net investment income and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the portfolios’ net asset value per share.
     T. Repurchase Agreements
     Certain portfolios may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by a portfolio are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s Investors Service, Inc. (“Moody’s”) or AAA, AA or A by Standard & Poor’s Corporation (“S&P”)) or, if not rated by Moody’s or S&P, are of equivalent investment quality as determined by Pacific Life or a Portfolio Manager. Such collateral is in the possession of the portfolio’s custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.
     U. New Accounting Pronouncements
     In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006; with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date.
     Based on a letter dated December 22, 2006 released by the Securities and Exchange Commission (“SEC”) regarding the implementation of FIN 48, a calendar year investment company would implement FIN 48 no later than June 29, 2007 (the last business day of the semi-annual reporting period) and the effects of FIN 48 would be reflected in the Fund’s semi-annual financial statements contained in its Form N-CSR filing. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund’s net assets, results of operations and financial statement disclosure.
     In addition, in September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS 157”), Fair Value Measurements, which defines fair value, established a framework for measuring fair value in U.S. GAAP, and expands disclosures about fair value measurements. SFAS 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS 157 will be effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact, if any, the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.
     V. General Investment Risks
     The price of equity securities changes in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.
     Fixed income securities are affected primarily by the financial condition of the companies that have issued them, and by changes in interest rates.
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve foreign currency fluctuations, adverse political, social and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile. Each portfolio may invest up to 15% of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a portfolio has valued the securities. The market value of illiquid securities held by each portfolio as of December 31, 2006 was less than 15% of its net assets.
     For additional risks, refer to discussions on specific types of investments in Notes 2H through 2T above.
3. INVESTMENT ADVISORY, SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS AND SERVICE PLAN
     Pursuant to an Investment Advisory Agreement, Pacific Life serves as Investment Adviser to the Fund, and receives from the Fund the following advisory fee rates based on an annual percentage of the average daily net assets of each portfolio and the fees are accrued daily by the Fund:

International Value	0.85%
International Small-Cap	1.05%
Equity Index	0.25%
Small-Cap Index	0.50%
Diversified Research	0.90%
Equity	0.65%
American Funds Growth-Income	0.95	% (1) (2)
American Funds Growth	0.95	% (1)
Large-Cap Value	0.85%
Technology	1.10%
Short Duration Bond	0.60%
Concentrated Growth	1.05%
Diversified Bond	0.60%
Growth LT	0.75%
Focused 30	0.95%
Health Sciences	1.10%
Mid-Cap Value	0.85%
Large-Cap Growth	0.95%
Capital Opportunities	0.80%
International Large-Cap	1.05%
Fasciano Small Equity	0.80%
Small-Cap Value	0.95%
Multi-Strategy	0.65%
Main Street Core	0.65%
Emerging Markets	1.00%
Managed Bond	0.60%
Inflation Managed	0.60%
Money Market	See	(3)
High Yield Bond	0.60%
Comstock	0.95%
Mid-Cap Growth	0.90%
Real Estate	1.10%
VN Small-Cap Value	0.95%

(1)	Pacific Life limited its advisory fee, through April 30, 2007, pursuant to a written agreement, to 0.36% on an annual basis for the Feeder Portfolios. This limitation amount will change effective May 1, 2007 (as described in footnote (1) to the second table below).

(2)	Pacific Life has agreed to subsidize any fees for the American Funds Growth-Income Portfolio (the “Feeder Portfolio”) to the extent that the net advisory fees for both Feeder Portfolio and Master Fund and 12b-1 fees for the Master Fund in which that the Feeder Portfolio Invests exceed 0.95% on an annual basis. This agreement is effective until such time as the Feeder Portfolio no longer invests substantially all of its assets in the corresponding Master Fund or until such time as shareholders approve an increase in advisory fees.

(3)	An annual rate of 0.40% of the first $250 million of the average daily net assets, 0.35% of the next $250 million, and 0.30% of the excess of over $500 million.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
     The Fund and Pacific Life had put into place an Advisory Fee Reduction Program (the “Program”) that reduced the advisory fees paid to Pacific Life under the Investment Advisory Agreement. Under this Program, Pacific Life waived a portion of its advisory fees since the Fund’s weighted average annual total return, without reflecting fees and expenses, over a 10 calendar-year period ending December 31st (the “Advisory Fee Reduction Performance”) exceeded the annual rate of 8.00%. The amount, by which the advisory fees are being reduced was dependent upon the amount by which the Advisory Fee Reduction Performance exceeds an annual rate of 8.00%, which was determined at the beginning of each calendar year. A waiver of the advisory fee is currently being applied for the period beginning May 1, 2006 through April 30, 2007. Pursuant to this Program, Pacific Life has agreed to waive 0.00125% of its advisory fee for the period from May 1, 2005 through April 30, 2007 for all portfolios. The Program will expire on April 30, 2007.
     As further explained below the Fund’s Board has approved: (1) a new advisory fee schedule which lowers the base rate by 0.20% and provides fee breakpoints for all portfolios, and (2) a new Service Plan that adds a servicing fee of 0.20% for all portfolios. Both agreements become effective May 1, 2007.
     Pursuant to the new fee schedule, Pacific Life will receive from the Fund the following advisory fee rates based on annual percentage of average daily net assets of each portfolio:

International Value	0.65% of first $4 billion
Mid-Cap Value	0.63% on excess

International Small-Cap	0.85% of first $1 billion
Concentrated Growth	0.82% of next $1 billion
0.79% of next $2 billion
0.77% on excess

Equity Index	0.05% of first $4 billion
0.03% on excess

Small-Cap Index	0.30% of first $4 billion
0.28% on excess

Diversified Research	0.70% of first $100 million
0.66% of next $900 million
0.63% of next $3 billion
0.61% on excess

Equity	0.45% of first $4 billion
Multi-Strategy	0.43% on excess
Main Street Core

American Funds Growth-Income (1)	0.75% of first $1 billion
American Funds Growth (1)	0.72% of next $1 billion
Small-Cap Value	0.69% of next $2 billion
VN Small-Cap Value	0.67% on excess

Large-Cap Value	0.65% of first $100 million
0.61% of next $900 million
0.58% of next $3 billion
0.56% on excess

Technology	0.90% of first $1 billion
Health Sciences	0.87% of next $1 billion
0.84% of next $2 billion
0.82% on excess

Short Duration Bond	0.40% of first $4 billion
Diversified Bond	0.38% on excess
Managed Bond
Inflation Managed
High Yield Bond

Growth LT	0.55% of first $4 billion
0.53% on excess

Focused 30	0.75% of first $100 million
Large-Cap Growth	0.71% of next $900 million
Comstock	0.68% of next $3 billion
0.66% on excess

Capital Opportunities	0.60% of first $4 billion
Fasciano Small Equity	0.58% on excess

International Large-Cap	0.85% of first $100 million
0.77% of next $900 million
0.75% of next $3 billion
0.73% on excess

Emerging Markets	0.80% of first $4 billion
0.78% on excess

Money Market	0.20% of first $250 million
0.15% of next $250 million
0.10 of next $3.5 billion
0.08% on excess

Mid-Cap Growth	0.70% of first $4 billion
0.68% on excess

Real Estate	0.90% of first $100 million
0.82% of next $900 million
0.80% of next $3 billion
0.78% on excess

(1)	Pacific Life expects to enter into advisory fee waiver agreements, effective May 1, 2007 to limit its advisory fees to 0.41% for the Feeder Portfolios until April 30, 2008. Effective May 1, 2007, the Feeder Portfolios are expected, subject to Board approval, to invest in Class 1 shares of the Master Funds instead of Class 2 shares. Class 2 shares are subject to a 0.25% 12b-1 distribution charge; Class 1 shares are not subject to such charge. In addition, effective May 1, 2007, there will be a 0.20% reduction of the gross investment advisory fee for the Feeder Portfolios and a simultaneous implementation of a 0.20% Service Plan fee (discussed below). Although there will be a number of changes as noted above, it is expected that total expenses of the Feeder Portfolios will remain the same.
     Pursuant to Portfolio Management Agreements, the Fund and Pacific Life engage portfolio managers under Pacific Life’s supervision for twenty-nine of the thirty-three portfolios. The following firms serve as sub-advisers for the respective portfolios: AllianceBernstein L.P. for the International Value Portfolio; Batterymarch Financial Management, Inc. for the International Small-Cap Portfolio; BlackRock Investment Management, LLC for the Equity Index and Small-Cap Index Portfolios; Capital Guardian Trust Company for the Diversified Research and Equity Portfolios; ClearBridge Advisors, LLC for the Large-Cap Value Portfolio; Columbia Management Advisors, LLC for the Technology Portfolio; Goldman Sachs Asset Management, L.P. for the Short Duration Bond and Concentrated Growth Portfolios; J.P. Morgan Investment Management, Inc. for the Diversified Bond Portfolio; Janus Capital Management LLC for the Growth LT and Focused 30 Portfolios; Jennison Associates LLC for the Health Sciences Portfolio; Lazard Asset Management LLC for the Mid-Cap Value Portfolio; Loomis, Sayles & Company, L.P. for the Large-Cap Growth Portfolio; MFS Investment Management for the Capital Opportunities and International Large-Cap Portfolios; Neuberger Berman Management Inc. for the Fasciano Small Equity Portfolio; NFJ Investment Group L.P. for the Small-Cap Value Portfolio; OppenheimerFunds, Inc. for the Multi-Strategy, Main Street Core, and Emerging Markets Portfolios; Pacific Investment Management Company LLC for the Managed Bond and Inflation Managed Portfolios; Van Kampen for the Comstock, Mid-Cap Growth, and Real Estate Portfolios; and Vaughan Nelson Investment Management, L.P. for the VN Small-Cap Value Portfolio. Pacific Life, as Investment Adviser to the Fund, pays the related management fees as compensation for advisory services provided to the Fund.
     Pursuant to the Investment Advisory and Service Agreements between the Master Funds (See Note 1) and Capital Research and Management Company (“CRMC”), CRMC serves as the Investment Adviser to the Master Funds. For the year ended December 31, 2006, CRMC received 0.24% and 0.29% of net advisory fees based on an annual percentage of the average daily net assets of each fund from the American Funds Growth-Income Fund and American Funds Growth Fund, respectively. The advisory fee rates before waiver were 0.27% and 0.32%, respectively,

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
for the same period. Pacific Life serves as the investment adviser for the Feeder Portfolios.
     Pursuant to an Agreement for Support Services (the “Agreement”), Pacific Life provides support services to the Fund that are outside the scope of Pacific Life’s responsibilities under the Advisory Contract. Under the Agreement, the Fund compensates Pacific Life for its expenses in providing support services to the Fund in connection with various matters, including the expense of registering and qualifying the Fund on state and Federal levels, providing legal, compliance, accounting, tax, and chief compliance officer services, maintaining the Fund’s legal existence, shareholders’ meetings, and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Fund reimburses Pacific Life for these support services on an approximate cost basis.
     Pursuant to an Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for the Fund, without remuneration from the Fund.
     Pursuant to a Distribution Agreement, Pacific Select Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Fund’s shares without direct remuneration from the Fund. The Distributor will receive from the Fund a servicing fee of 0.20% based on an annual percentage of average daily net assets of each portfolio for shareholder servicing activities. Under the Service Plan, the servicing fee may be used by the Distributor for services rendered to shareholders of the Fund, which, for these purposes refers to the variable annuity and variable life insurance contract owners who use the Fund as the underlying investment vehicle for their contracts. These services may include, but are not limited to: providing electronic, telephonic, and technological servicing support in connection with existing investments in the Fund; answering shareholder questions regarding the Fund, the portfolios, its portfolio managers and/or other service providers; payment of compensation to broker/dealers, including the Distributor itself, and other financial institutions and organizations which assist in providing any of the services to shareholders; and other services as described in the Service Plan. The Service Plan may be terminated at any time by vote of the majority of the independent trustees of the Board.
4. TRUSTEE DEFERRED COMPENSATION AND RETIREMENT PLANS
     Each independent trustee is eligible to participate in the Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Amounts in the deferral account are obligations of the Fund that are payable in accordance with the Plan. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain Pacific Life Funds (formerly Pacific Funds). Pacific Life Funds is a Delaware statutory trust and is registered under the 1940 Act, as an open-end management investment company. Pacific Life is the Investment Adviser to Pacific Life Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance of the Class A shares of the corresponding series of the Pacific Life Funds without a sales load. Accordingly, the market value appreciation or depreciation of the independent trustee’s deferred compensation accounts will cause the expenses of the Fund to increase or decrease due to market fluctuation. Effective January 1, 2005, the old Plan was frozen to permit no further deferrals. A new Plan was adopted to comply with section 409A of the Internal Revenue Code. The new Plan was substantially similar to the old Plan, but provides that an independent trustee may receive deferred amounts in the event of a disability or unforeseeable emergency. Also, the new Plan provides that an independent trustee may only elect to further defer amounts in a deferral account if (i) such election is made more than twelve-months prior to the date such account would otherwise be paid; and (ii) the revised date of payment selected is no earlier than five years after the date such account would otherwise have been paid. The new Plan was merged with the old Plan and restated effective March 14, 2006. In addition, the Fund maintains a retirement plan for three former independent trustees. There is no retirement plan for current independent trustees. During the year ended December 31, 2006, the Fund paid $198,290 and $165,000 of deferred compensation and retirement benefits, respectively, to resigned and/or retired independent trustees. As of December 31, 2006, the total deferred trustee compensation liability and the accrued retirement benefit obligations were $697,307 and $660,000, respectively.
5. EXPENSE REDUCTIONS
     To help limit fund expenses, Pacific Life has contractually agreed to reimburse each portfolio other than the American Funds Growth-Income Portfolio, for its operating expenses (including organizational expenses, but not including advisory fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of any counsel or other persons or services retained by the Independent Trustees) that exceed an annual rate of 0.10% of a portfolio’s average daily net assets for all portfolios through April 30, 2008. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2008. Any portion of such reduction or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the expense cap. For the year ended December 31, 2006, no reimbursement was required by Pacific Life and no repayment was required by the Fund under the expense limitation agreement. All reductions or reimbursements have been fully recouped or expired as of December 31, 2006.
     In the case of the American Funds Growth-Income Portfolio, Pacific Life has contractually agreed to reimburse the portfolio for its ordinary operating expenses, including advisory fees, and the proportionate share of the net fees and expenses of the Master Fund (See Note 1) that exceed an annual rate of 1.01% of its average daily net assets through April 28, 2008. For the year ended December 31, 2006, no reimbursement was required by Pacific Life.
     The Fund has also entered into an arrangement with its custodian, whereby credits are realized as a result of uninvested cash balances.
     The adviser expense reimbursement, recoupment of adviser’s reimbursement, and custodian credits, if any, are presented in the accompanying Statements of Operations.
6. RECAPTURED COMMISSIONS
     The Fund may from time to time enter into directed brokerage agreements that may generate credits, cash or other compensation (“recaptured commissions”). Effective January 1, 2006, recaptured commissions are recorded as realized gains instead of an offset to the

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
portfolio’s expenses and are reflected on the Statement of Operations. Recaptured commissions previously recorded in the prior year as an offset to portfolio expenses have been reclassified as realized gains in the Statements of Changes in Net Assets to conform with current year classification. The recaptured commissions were also reclassified in prior year per share data between net investment income and loss and net realized and unrealized gain and loss on investments in the Financial Highlights to conform with current year classification. In addition, prior year ratios of expenses and net investment income and loss after expense reductions to average net assets in the Financial Highlights were adjusted as a result of the reclassification. This reclassification only affected the portfolios which participate in directed brokerage agreements and the reclassification had no impact on total net assets or net asset value per share of that portfolio. For the year ended December 31, 2006, the recaptured commissions credited to the portfolios through directed brokerage transactions, excluding $26,330 attributed to the Aggressive Growth, Financial Services and Equity Income Portfolios (See Note 16), were as follows:

International Value	$256,799
Diversified Research	94,706
Equity	46,627
Large-Cap Value	149,474
Technology	39,150
Growth LT	224,297
Focused 30	49,605
Health Sciences	65,796
Mid-Cap Value	1,083,009
Large-Cap Growth	548,370
Capital Opportunities	9,539
International Large-Cap	178,224
Fasciano Small Equity	91,498
Small-Cap Value	106,025
Emerging Markets	12,647
Mid-Cap Growth	3,102
7. TRANSACTIONS WITH AFFILIATES
     The Fund has incurred $308,129,462 of investment advisory fees (after advisory fee waivers of $15,701,796 by Pacific Life, Note 3), and $1,857,521 of expenses for support services provided by Pacific Life (at approximate cost, Note 3) for the year ended December 31, 2006. As of December 31, 2006, $29,878,049 and $831,216 respectively, remained payable. Included in the above investment advisory fees and expenses for support services are $1,024,739 (after advisory fee waivers of $1,283) and $10,076, respectively, which reflects the amounts attributed to the Aggressive Growth, Financial Services and Equity Income Portfolios in the aggregate (See Note 16). Total support services expenses (reflected in various expense line items in the corresponding portfolios’ Statements of Operations) incurred by each portfolio for the year ended December 31, 2006, were as follows:

International Value	$112,835
International Small-Cap	24,440
Equity Index	103,857
Small-Cap Index	64,699
Diversified Research	56,692
Equity	13,085
American Funds Growth-Income	51,166
American Funds Growth	54,672
Large-Cap Value	102,968
Technology	12,879
Short Duration Bond	75,492
Concentrated Growth	9,186
Diversified Bond	29,798
Growth LT	69,960
Focused 30	13,321
Health Sciences	12,321
Mid-Cap Value	127,127
Large-Cap Growth	72,815
Capital Opportunities	7,439
International Large-Cap	136,286
Fasciano Small Equity	24,534
Small-Cap Value	25,410
Multi-Strategy	25,546
Main Street Core	83,881
Emerging Markets	64,487
Managed Bond	144,967
Inflation Managed	125,657
Money Market	38,691
High Yield Bond	32,992
Comstock	50,151
Mid-Cap Growth	31,950
Real Estate	41,048
VN Small-Cap Value	7,093
     The Distributor receives a 12b-1 service fee from the Master Funds (See Note 1) at an annual rate of 0.25% of the average daily net assets of the shares of each Master Fund attributable to the applicable Feeder Portfolios. The Distributor pays to AFD, the principal underwriter of the American Funds Insurance Series (See Note 1), a marketing expense allowance for AFD’s marketing assistance equal to 0.16% of purchase payments made through investments by the Feeder Portfolios in the Master Funds. For the year ended December 31, 2006 the Master Funds incurred $6,443,482 of 12b-1 service fees to the Distributor, of which $684,500 remained payable as of December 31, 2006. For the same period, the Distributor incurred $1,159,952 of marketing expense allowance to AFD, of which $267,366 remained payable as of December 31, 2006.
     Certain officers and directors of Pacific Life are also officers and trustees of the Fund.
8. SECURITIES LENDING
     The Fund may loan securities to certain brokers, dealers and other financial institutions in order to earn additional income. The borrowers pay the Fund’s negotiated lenders’ fees and the Fund receives cash, letters of credit, or U.S. Government securities in an amount equal to 102% of the market value of loaned U.S. securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) or foreign securities denominated in U.S. dollars, and 105% of the market value of loaned foreign securities, at the inception of each loan. The loans will be collateralized at all times in an amount equal to at least 100% of the market value of the securities loaned. The collateral is marked-to-market daily based on the previous day’s market value of securities loaned. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the holding and investment of collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities (or equivalent payments in lieu thereof) and to participate in any changes in their market value, but does not have proxy voting rights with respect to loaned securities. However, securities may be called back from loan in order to vote on material matters. State Street Bank & Trust Company served as the Fund’s securities lending agent through December 31, 2006. Cash collateral received, if any, was invested in State Street Navigator Security Prime Portfolio, offered by State Street Corporation. Effective January 1, 2007, Mellon Bank, N.A. will be the Fund’s securities lending agent and the Mellon GSL DBT II Collateral Fund Series, offered by the Mellon GSL Reinvestment Trust will be the investment vehicle for the Fund’s cash collateral. There were no securities out on loan as of December 31, 2006 due to the change of the securities lending agent effective January 1, 2007.
     Income generated from securities lending is presented in the respective Statements of Operations.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
9. INDEMNIFICATIONS
     Under the Fund’s organizational documents, its officers, interested trustees and independent trustees are indemnified against certain liabilities arising out of performance of their duties to the Fund. In addition, effective June 8, 2005, the Fund entered into an agreement with each of the independent trustees which provides that the Fund will indemnify and hold harmless each independent trustee against any expenses actually and reasonably incurred by any independent trustee in any proceeding arising out of or in connection with the independent trustee’s services to the Fund, to the fullest extent permitted by the Fund’s Declaration of Trust and By-Laws, the general trust law of the Commonwealth of Massachusetts, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Fund enters into contracts with service providers and others that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Fund and/or the independent trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
10. COMMITTED LINE OF CREDIT
     The Fund has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”). The interest rate on the borrowing is the Bank’s overnight Federal funding rate plus 0.50%, 5.81% as of December 31, 2006. The Fund agrees to pay to the Bank a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount up to a maximum of $75,000 annually. The commitment fees and interest incurred by the Fund are presented in the accompanying Statements of Operations. The commitment fees are allocated to each portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to that portfolio. The weighted average interest rate and the average dollar amount of borrowings on those days that the portfolio had a loan outstanding during the year ended December 31, 2006 for each portfolio were as follows:

	Weighted	Average
	Average	Dollar Amount
Portfolio	Interest Rate	Of Borrowing

International Value	5.45%	$5,609
Equity	4.96%	65,734
Technology	5.63%	154,462
Concentrated Growth	5.37%	85,450
Growth LT	5.58%	99,792
Capital Opportunities	5.88%	22,194
Small-Cap Value	5.62%	6,966
Multi-Strategy	5.84%	192,181
Main Street Core	5.86%	22,133
Emerging Markets	5.36%	1,742,689
Managed Bond	5.89%	16,096
High Yield Bond	5.56%	285,109
Mid-Cap Growth	4.85%	4,132
VN Small-Cap Value	5.64%	7,438
11. PURCHASES AND SALES OF SECURITIES
     The cost of purchases and proceeds from sales of securities (excluding short-term investments, and the Money Market Portfolio since it trades exclusively in short-term debt securities) for the year ended December 31, 2006, are summarized in the following table:

	U.S. Government Securities
Portfolio	Purchases	Sales

Short Duration Bond	$916,519,807	$522,357,614
Diversified Bond	4,230,406,235	3,732,566,126
Multi-Strategy	660,882,171	713,101,643
Managed Bond	27,618,967,376	28,273,243,394
Inflation Managed	42,528,822,734	41,170,750,839

	Other Securities
Portfolio	Purchases	Sales

International Value	$2,742,091,536	$2,479,093,823
International Small-Cap	1,013,781,895	309,990,683
Equity Index	122,474,588	259,878,909
Small-Cap Index	195,108,391	608,049,556
Diversified Research	670,081,570	344,045,173
Equity	88,622,085	157,034,603
American Funds Growth-Income	696,249,917	10,770,872
American Funds Growth	481,952,185	33,743,306
Large-Cap Value	941,508,236	605,406,450
Technology	393,368,157	418,935,089
Short Duration Bond	664,494,153	427,284,846
Concentrated Growth	23,714,144	31,724,529
Diversified Bond	989,745,619	464,370,310
Growth LT	1,128,480,583	985,093,341
Focused 30	124,298,103	68,611,657
Health Sciences	141,862,070	161,742,282
Mid-Cap Value	2,726,752,919	1,968,045,125
Large-Cap Growth	2,575,776,267	2,108,517,905
Capital Opportunities	77,539,994	96,737,250
International Large-Cap	2,022,197,035	1,731,133,842
Fasciano Small Equity	224,781,678	280,593,290
Small-Cap Value	184,634,832	163,947,201
Multi-Strategy	287,840,840	316,684,755
Main Street Core	2,171,275,103	2,172,859,557
Emerging Markets	1,145,757,041	1,223,254,287
Managed Bond	558,175,182	1,522,137,345
Inflation Managed	760,894,648	282,820,984
High Yield Bond	516,953,731	527,470,041
Comstock	853,559,397	342,335,645
Mid-Cap Growth	1,167,450,035	467,217,743
Real Estate	335,935,054	236,646,247
VN Small-Cap Value	97,982,660	79,992,251

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
12. TAX CHARACTER OF DISTRIBUTIONS AND COMPONENTS OF DISTRIBUTABLE EARNINGS
     The tax character of distributions paid during the year ended December 31, 2006, was as follows:

	Distributions Paid From
		Long-term
	Ordinary	Capital	Total
Portfolio	Income	Gains	Distributions

International Value	$40,893,293	$—	$40,893,293
International Small-Cap	906,903	—	906,903
Equity Index	43,623,670	63,587,193	107,210,863
Small-Cap Index	15,161,325	172,923,810	188,085,135
Diversified Research	17,648,033	28,271,222	45,919,255
Equity (1)	983,449	—	983,449
American Funds Growth-Income	19,967,401	32,752,192	52,719,593
American Funds Growth	11,015,450	10,399,452	21,414,902
Large-Cap Value	53,992,257	202,924,688	256,916,945
Short Duration Bond	72,594,766	—	72,594,766
Diversified Bond	26,134,469	177,547	26,312,016
Growth LT (1)	10,812,003	—	10,812,003
Focused 30	145,819	—	145,819
Health Sciences	9,048,908	7,827,627	16,876,535
Mid-Cap Value	279,345,324	280,804,178	560,149,502
Large-Cap Growth (1)	3,047,588	—	3,047,588
Capital Opportunities	461,208	—	461,208
International Large-Cap	102,274,335	92,243,562	194,517,897
Fasciano Small Equity (1)	1,264,295	—	1,264,295
Small-Cap Value	40,324,543	112,471,915	152,796,458
Multi-Strategy	12,923,268	11,230,733	24,154,001
Main Street Core	23,657,762	2,331,286	25,989,048
Emerging Markets	22,975,228	187,939,854	210,915,082
Managed Bond	144,491,539	—	144,491,539
Inflation Managed	220,202,931	4,580,532	224,783,463
Money Market	46,113,645	—	46,113,645
High Yield Bond	60,424,746	—	60,424,746
Comstock	43,080,642	106,008,369	149,089,011
Mid-Cap Growth	1,814,907	17,259,887	19,074,794
Real Estate	46,638,311	174,153,355	220,791,666
VN Small-Cap Value	6,216,757	2,362,469	8,579,226
(1)	Includes return of capital distributions for the Equity, Growth LT, Large-Cap Growth, and Fasciano Small Equity Portfolios of $96,366, $246,520, $1,042,979, and $240,518, respectively.
     The tax character of distributions paid during the year ended December 31, 2005, was as follows:

	Distributions Paid From
		Long-term
	Ordinary	Capital	Total
Portfolio	Income	Gains	Distributions

International Value	$37,179,101	$—	$37,179,101
Equity Index	32,819,755	8,600,921	41,420,676
Small-Cap Index	6,481,795	—	6,481,795
Diversified Research	4,956,162	—	4,956,162
Equity	786,194	—	786,194
American Funds Growth-Income	7,708,912	—	7,708,912
American Funds Growth	4,059,580	—	4,059,580
Large-Cap Value	24,098,241	—	24,098,241
Short Duration Bond	44,439,601	—	44,439,601
Growth LT	3,784,950	—	3,784,950
Focused 30	1,199,062	—	1,199,062
Health Sciences	—	2,560,317	2,560,317
Mid-Cap Value	119,740,400	95,181,455	214,921,855
Large-Cap Growth	4,189,624	—	4,189,624
Capital Opportunities	959,370	—	959,370
International Large-Cap	21,947,151	—	21,947,151
Fasciano Small Equity	1,178,739	—	1,178,739
Small-Cap Value	16,532,982	9,812,352	26,345,334
Multi-Strategy	12,695,778	—	12,695,778
Main Street Core	21,233,262	—	21,233,262
Emerging Markets	10,725,906	—	10,725,906
Managed Bond	146,692,149	65,268,605	211,960,754
Inflation Managed	245,535,659	3,098,694	248,634,353
Money Market	27,526,733	—	27,526,733
High Yield Bond	59,167,308	—	59,167,308
Comstock	16,256,089	27,014,497	43,270,586
Real Estate	6,919,309	29,903,246	36,822,555
VN Small-Cap Value	2,331,425	53,575	2,385,000
     As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Accumulated		Undistributed
	Capital	Undistributed	Long-term	Unrealized
	and	Ordinary	Capital	Appreciation
Portfolio	Other Losses	Income	Gains	(Depreciation)

International Value	($1,292)	$6,746,982	$414,615,966	$390,600,310
International Small-Cap	(37,720,154)	349,025	—	62,754,202
Short Duration Bond	(40,902,826)	722,920	—	(1,169,635)
Diversified Bond	(401,563)	3,649,173	—	5,396,015
International Large-Cap	—	72,172,979	429,195,268	698,914,563
Emerging Markets	—	98,508,189	217,236,170	337,853,865
Managed Bond	(18,205,325)	3,933,360	4,510,488	(15,619,263)
Inflation Managed	(57,241,183)	6,593,996	—	(167,460,451)
Money Market	(170)	384,278	—	—
High Yield Bond	(147,156,440)	606,527	—	19,376,428
     The components of the accumulated capital and other losses as of December 31, 2006, are summarized in Note 13.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
13. FEDERAL INCOME TAX INFORMATION
     The Fund currently intends that each portfolio (1) will qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”), or (2) will be taxed as a partnership. A portfolio that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Insurance companies whose separate accounts invest in a portfolio taxed as a RIC would take into account for Federal income tax purposes amounts (and in some cases the character of amounts) distributed by such portfolio. A portfolio taxed as a partnership is not subject to income tax, and any income, gains, losses, deductions, and credits of the portfolio would instead be “passed through” pro rata directly to the insurance companies whose separate accounts invest in the portfolio and retain the same character for Federal income tax purposes. As a result, the tax treatment to the insurance companies will vary, in some instances favorably when a portfolio is treated as a partnership. However, the variable annuity or variable life insurance contract owner would not be affected by a portfolio electing to be taxed as a partnership versus a RIC. Effective January 1, 2007, all portfolios except for the International Value, International Small-Cap, Short Duration Bond, Diversified Bond, International Large-Cap, Emerging Markets, Managed Bond, Inflation Managed, Money Market, and High Yield Bond Portfolios, have elected to be taxed as a partnership (instead of a RIC).
     Each portfolio presented in the first table below declared and paid sufficient dividends on net investment income and capital gains distributions during 2006 to qualify as a RIC, and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes (See Note 2C). In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each portfolio.
     Net capital loss carryovers and post-October capital losses, if any, as of December 31, 2006 are available to offset future realized capital gains and thereby reduce future capital gain distributions for RIC portfolios. Post-October foreign currency losses, if any, will offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers, post-October capital losses, and post-October foreign currency losses, if any, will expire for those portfolios which elected to be taxed as a partnership. The net capital loss carryovers, and the post-October capital and foreign currency losses deferred as of December 31, 2006, are presented in the following table:

		Net Capital Loss Carryover Expiring in
	Net Capital							Post-October	Post-October	Accumulated
	Loss							Capital Loss	Foreign Currency	Capital and
Portfolio	Carryover	2009 and Prior	2010	2011	2012	2013	2014	Deferral	Loss Deferral	Other Losses

International Value	$—	$—	$—	$—	$—	$—	$—	($1,292)	$—	($1,292)
International Small-Cap	(29,660,563)	—	—	—	—	—	(29,660,563)	(8,059,591)	—	(37,720,154)
Short Duration Bond	(40,900,559)	—	—	(3,181,305)	(11,968,697)	(14,086,485)	(11,664,072)	(2,267)	—	(40,902,826)
Diversified Bond	—	—	—	—	—	—	—	(202,682)	(198,881)	(401,563)
Managed Bond	—	—	—	—	—	—	—	(18,205,325)	—	(18,205,325)
Inflation Managed	(57,241,183)	—	—	—	—	—	(57,241,183)	—	—	(57,241,183)
Money Market	(170)	—	—	—	—	—	(170)	—	—	(170)
High Yield Bond (1)	(147,156,440)	(68,048,589)	(64,602,916)	(14,504,935)	—	—	—	—	—	(147,156,440)
(1)	The net capital loss carryover for 2009 and prior includes $64,325 and $14,144,174 net capital loss carryover expiring in 2007 and 2008, respectively.
     The aggregate Federal tax cost of investments and the composition of unrealized appreciation and deprecation on investments and net unrealized appreciation and/or depreciation on derivatives and assets and liabilities in foreign currencies as of December 31, 2006, were as follows:

	Total				Net
	Cost of Investments		Gross Depreciation	Net Appreciation	Appreciation	Net
	on	Gross Appreciation	on	(Depreciation) on	(Depreciation)	Appreciation
Portfolio	Tax Basis	on Investments	Investments	Investments	on Other (1)	(Depreciation)

International Value	$2,425,936,771	$440,541,152	($50,121,631)	$390,419,521	$180,789	$390,600,310
International Small-Cap	691,765,529	86,302,677	(23,547,329)	62,755,348	(1,146)	62,754,202
Equity Index	2,402,815,175	—	—	—	—	—
Small-Cap Index	1,161,619,954	—	—	—	—	—
Diversified Research	1,657,316,265	—	—	—	—	—
Equity	266,054,892	—	—	—	—	—
American Funds Growth-Income	1,589,747,757	—	—	—	—	—
American Funds Growth	1,648,659,535	—	—	—	—	—
Large-Cap Value	2,581,873,493	—	—	—	—	—
Technology	100,718,017	—	—	—	—	—
Short Duration Bond	1,907,842,318	5,713,802	(7,627,815)	(1,914,013)	744,378	(1,169,635)
Concentrated Growth	45,140,501	—	—	—	—	—
Diversified Bond	1,167,569,652	7,715,660	(2,452,730)	5,262,930	133,085	5,396,015
Growth LT	1,861,677,248	—	—	—	—	—

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

	Total				Net
	Cost of Investments		Gross Depreciation	Net Appreciation	Appreciation	Net
	on	Gross Appreciation	on	(Depreciation) on	(Depreciation)	Appreciation
Portfolio	Tax Basis	on Investments	Investments	Investments	on Other (1)	(Depreciation)

Focused 30	$243,813,448	$—	$—	$—	$—	$—
Health Sciences	126,913,191	—	—	—	—	—
Mid-Cap Value	4,007,589,695	—	—	—	—	—
Large-Cap Growth	1,587,071,314	—	—	—	—	—
Capital Opportunities	79,402,952	—	—	—	—	—
International Large-Cap	3,399,463,643	749,758,485	(50,853,836)	698,904,649	9,914	698,914,563
Fasciano Small Equity	479,445,754	—	—	—	—	—
Small-Cap Value	599,006,221	—	—	—	—	—
Multi-Strategy	536,931,182	—	—	—	—	—
Main Street Core	2,186,539,633	—	—	—	—	—
Emerging Markets	1,176,092,546	373,548,106	(33,669,668)	339,878,438	(2,024,573)	337,853,865
Managed Bond	4,934,859,963	29,864,660	(31,692,435)	(1,827,775)	(13,791,488)	(15,619,263)
Inflation Managed	7,410,994,106	11,571,976	(184,413,198)	(172,841,222)	5,380,771	(167,460,451)
Money Market	939,178,180	—	—	—	—	—
High Yield Bond	802,867,391	25,095,577	(5,719,149)	19,376,428	—	19,376,428
Comstock	1,606,954,736	—	—	—	—	—
Mid-Cap Growth	1,075,660,207	—	—	—	—	—
Real Estate	1,210,664,977	—	—	—	—	—
VN Small-Cap Value	98,919,043	—	—	—	—	—
(1)	Other includes net appreciation or depreciation on derivatives and assets and liabilities in foreign currencies.
14. RECLASSIFICATION OF ACCOUNTS
     During the year ended December 31, 2006, reclassifications as shown in the following table have been made in each portfolio’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2006. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the portfolios, are primarily attributable to reclassifications of foreign currency transactions, non-deductible expenses, treatment of net operating losses, use of tax equalization, and certain difference in the computation of distributable income and capital gains under Federal tax rules versus U.S. GAAP. Certain reclassifications were also attributable to portfolios electing to be taxed as a partnership instead of a RIC (see Note 13). The calculation of net investment income per share in the financial highlights excludes these adjustments.

			Undistributed/
		Undistributed/	Accumulated
		Accumulated	Net
	Paid-In	Net Investment	Realized
Portfolio	Capital	Income (Loss)	Gain (Loss)

International Value	$—	($3,679,681)	$3,679,681
International Small-Cap	—	(1,646,273)	1,646,273
Equity Index	(1,630,575)	1,379,131	251,444
Small-Cap Index	(1,867,017)	(894,692)	2,761,709
Diversified Research	(676,189)	723,932	(47,743)
Equity	(385,935,623)	123,195	385,812,428
American Funds Growth- Income	(679)	679	—
American Funds Growth	270,879	552	(271,431)
Large-Cap Value	(709,225)	939,737	(230,512)
Technology	(7,397,649)	847,291	6,550,358
Short Duration Bond	—	—	—
Concentrated Growth	(88,510,495)	114,630	88,395,865
Diversified Bond	—	(854,894)	854,894
Growth LT	(1,294,720,251)	(542,414)	1,295,262,665
Focused 30	(1,630,267)	(717,948)	2,348,215
Health Sciences	255,724	716,973	(972,697)
Mid-Cap Value	3,459,151	2,789,250	(6,248,401)
Large-Cap Growth	(165,919,546)	1,114,588	164,804,958
Capital Opportunities	(63,008)	43,845	19,163
International Large-Cap	—	4,336,720	(4,336,720)
Fasciano Small Equity	(64,794,426)	260,360	64,534,066
Small-Cap Value	(886,273)	627,208	259,065
Multi-Strategy	(743,812)	60,477	683,335
Main Street Core	(41,498,691)	2,411,130	39,087,561
Emerging Markets	—	(679,124)	679,124
Managed Bond	(177)	(18,651,421)	18,651,598
Inflation Managed	—	3,002,268	(3,002,268)
Money Market	—	—	—
High Yield Bond	—	473	(473)
Comstock	22,111	516,091	(538,202)
Mid-Cap Growth	(456,253)	464,768	(8,515)
Real Estate	(3,077,191)	6,917,715	(3,840,524)
VN Small-Cap Value	(171,959)	257,207	(85,248)

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
15. SHARES OF BENEFICIAL INTEREST
     Change in shares of beneficial interest of each portfolio were as follows:

	International Value		International Small-Cap (1)		Equity Index
	2006	2005	2006	2005	2006	2005

Shares sold	26,025,332	29,255,027	74,415,594		8,733,596	26,312,839
Dividend and distribution reinvested	2,073,913	2,334,180	88,064		3,370,846	1,407,837
Shares repurchased	(11,183,948)	(47,167,574)	(1,203,668)		(13,933,308)	(11,964,603)

Net increase (decrease)	16,915,297	(15,578,367)	73,299,990		(1,828,866)	15,756,073
Shares outstanding, beginning of year or period	126,507,326	142,085,693	—		75,649,238	59,893,165

Shares outstanding, end of year or period	143,422,623	126,507,326	73,299,990		73,820,372	75,649,238

	Small-Cap Index		Diversified Research		Equity
	2006	2005	2006	2005	2006	2005

Shares sold	12,770,343	13,024,818	28,411,245	50,394,736	847,815	949,440
Dividend and distribution reinvested	13,186,090	450,442	3,399,494	399,369	46,990	40,966
Shares repurchased	(39,541,987)	(17,830,139)	(2,796,770)	(5,779,948)	(4,382,311)	(4,624,404)

Net increase (decrease)	(13,585,554)	(4,354,879)	29,013,969	45,014,157	(3,487,506)	(3,633,998)
Shares outstanding, beginning of year	95,725,313	100,080,192	94,401,427	49,387,270	16,212,697	19,846,695

Shares outstanding, end of year	82,139,759	95,725,313	123,415,396	94,401,427	12,725,191	16,212,697

	American Funds Growth-Income (2)		American Funds Growth (2)		Large-Cap Value
	2006	2005	2006	2005	2006	2005

Shares sold	43,374,557	72,458,818	38,676,575	92,156,712	28,616,417	29,125,113
Shares issued in connection with acquisition (3)	13,920,526	—	—	—	5,465,204	—
Dividend and distribution reinvested	4,373,389	705,935	1,655,043	339,111	19,012,746	1,815,440
Shares repurchased	(2,024,582)	(1,098,957)	(3,773,579)	(1,499,866)	(10,694,309)	(106,133,534)

Net increase (decrease)	59,643,890	72,065,796	36,558,039	90,995,957	42,400,058	(75,192,981)
Shares outstanding, beginning of year or period	72,065,796	—	90,995,957	—	143,541,981	218,734,962

Shares outstanding, end of year or period	131,709,686	72,065,796	127,553,996	90,995,957	185,942,039	143,541,981

	Technology		Short Duration Bond		Concentrated Growth (4)
	2006	2005	2006	2005	2006	2005

Shares sold	8,211,636	9,852,219	41,542,279	46,352,553	2,239,541	4,453,860
Dividend and distribution reinvested	—	—	7,530,813	4,577,518	—	—
Shares repurchased	(12,917,602)	(10,005,168)	(13,121,153)	(31,698,144)	(3,966,036)	(7,716,625)

Net increase (decrease)	(4,705,966)	(152,949)	35,951,939	19,231,927	(1,726,495)	(3,262,765)
Shares outstanding, beginning of year	20,785,705	20,938,654	163,036,706	143,804,779	10,796,205	14,058,970

Shares outstanding, end of year	16,079,739	20,785,705	198,988,645	163,036,706	9,069,710	10,796,205

	Diversified Bond (1)		Growth LT		Focused 30
	2006	2005	2006	2005	2006	2005

Shares sold	74,827,323		12,499,530	4,847,947	11,593,853	8,716,005
Dividend and distribution reinvested	2,597,465		504,044	184,035	13,604	120,648
Shares repurchased	(948,759)		(6,604,411)	(23,980,662)	(7,132,612)	(4,868,527)

Net increase (decrease)	76,476,029		6,399,163	(18,948,680)	4,474,845	3,968,126
Shares outstanding, beginning of year or period	—		75,926,116	94,874,796	15,532,979	11,564,853

Shares outstanding, end of year or period	76,476,029		82,325,279	75,926,116	20,007,824	15,532,979

	Health Sciences		Mid-Cap Value		Large-Cap Growth (5)
	2006	2005	2006	2005	2006	2005

Shares sold	2,934,966	3,782,834	46,240,513	58,197,621	59,879,400	42,688,085
Dividend and distribution reinvested	1,625,215	269,663	32,221,195	12,827,314	393,688	518,832
Shares repurchased	(5,585,805)	(3,869,821)	(5,784,245)	(10,862,004)	(1,461,352)	(135,913,421)

Net increase (decrease)	(1,025,624)	182,676	72,677,463	60,162,931	58,811,736	(92,706,504)
Shares outstanding, beginning of year	13,237,005	13,054,329	153,014,626	92,851,695	146,806,345	239,512,849

Shares outstanding, end of year	12,211,381	13,237,005	225,692,089	153,014,626	205,618,081	146,806,345

(1)	Operations commenced on May 1, 2006.

(2)	Operations commenced on May 2, 2005.

(3)	See Note 16 to Financial Statements regarding shares issued in connection with acquisition.

(4)	Formerly named I-Net Tollkeeper Portfolio.

(5)	Formerly named Blue Chip Portfolio.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

	Capital Opportunities		International Large-Cap		Fasciano Small Equity (1)
	2006	2005	2006	2005	2006	2005

Shares sold	1,298,876	4,158,873	98,389,917	124,728,278	11,532,362	30,472,589
Dividend and distribution reinvested	47,521	108,859	19,326,181	2,475,444	108,549	106,197
Shares repurchased	(3,654,824)	(35,769,921)	(74,112,403)	(12,964,105)	(22,475,078)	(3,549,021)

Net increase (decrease)	(2,308,427)	(31,502,189)	43,603,695	114,239,617	(10,834,167)	27,029,765
Shares outstanding, beginning of year	10,294,630	41,796,819	341,530,668	227,291,051	52,343,705	25,313,940

Shares outstanding, end of year	7,986,203	10,294,630	385,134,363	341,530,668	41,509,538	52,343,705

	Small-Cap Value		Multi-Strategy		Main Street Core
	2006	2005	2006	2005	2006	2005

Shares sold	6,342,692	9,860,326	1,191,395	1,938,078	11,465,101	26,731,978
Dividend and distribution reinvested	10,754,152	1,771,827	1,362,773	763,039	1,069,237	994,898
Shares repurchased	(6,838,043)	(20,117,553)	(7,866,937)	(6,494,038)	(16,485,005)	(3,812,254)

Net increase (decrease)	10,258,801	(8,485,400)	(5,312,769)	(3,792,921)	(3,950,667)	23,914,622
Shares outstanding, beginning of year	31,691,499	40,176,899	34,427,277	38,220,198	94,277,288	70,362,666

Shares outstanding, end of year	41,950,300	31,691,499	29,114,508	34,427,277	90,326,621	94,277,288

	Emerging Markets		Managed Bond		Inflation Managed
	2006	2005	2006	2005	2006	2005

Shares sold	15,507,011	24,369,470	47,681,556	49,887,281	59,840,946	43,913,985
Dividend and distribution reinvested	12,497,540	599,824	13,392,189	19,288,033	20,623,077	21,378,805
Shares repurchased	(19,246,263)	(5,499,169)	(41,446,896)	(9,833,786)	(9,395,312)	(9,880,487)

Net increase	8,758,288	19,470,125	19,626,849	59,341,528	71,068,711	55,412,303
Shares outstanding, beginning of year	71,616,293	52,146,168	324,373,394	265,031,866	243,976,835	188,564,532

Shares outstanding, end of year	80,374,581	71,616,293	344,000,243	324,373,394	315,045,546	243,976,835

	Money Market		High Yield Bond		Comstock
	2006	2005	2006	2005	2006	2005

Shares sold	99,240,902	111,010,418	21,821,330	43,061,195	48,509,886	23,840,445
Dividend and distribution reinvested	4,572,585	2,729,552	8,867,505	8,568,518	14,496,386	4,317,931
Shares repurchased	(94,254,813)	(132,987,708)	(37,697,251)	(48,838,849)	(2,666,753)	(12,660,230)

Net increase (decrease)	9,558,674	(19,247,738)	(7,008,416)	2,790,864	60,339,519	15,498,146
Shares outstanding, beginning of year	86,675,073	105,922,811	128,012,741	125,221,877	90,133,112	74,634,966

Shares outstanding, end of year	96,233,747	86,675,073	121,004,325	128,012,741	150,472,631	90,133,112

	Mid-Cap Growth		Real Estate		VN Small-Cap Value (2)
	2006	2005	2006	2005	2006	2005

Shares sold	86,969,306	12,194,700	5,252,650	4,327,503	3,284,795	7,029,971
Shares issued in connection with acquisition (3)	8,456,141	—	—	—	—	—
Dividend and distribution reinvested	2,205,733	—	8,900,186	1,740,339	705,464	212,704
Shares repurchased	(9,377,385)	(9,715,113)	(3,647,234)	(5,338,440)	(2,131,540)	(930,526)

Net increase	88,253,795	2,479,587	10,505,602	729,402	1,858,719	6,312,149
Shares outstanding, beginning of year or period	36,179,721	33,700,134	35,874,947	35,145,545	6,312,149	—

Shares outstanding, end of year or period	124,433,516	36,179,721	46,380,549	35,874,947	8,170,868	6,312,149

(1)	Formerly named Aggressive Equity Portfolio.

(2)	Operations commenced on May 2, 2005.

(3)	See Note 16 to Financial Statements regarding shares issued in connection with acquisition.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
16. REORGANIZATIONS AND SUBSTITUTION
     On April 28, 2006, the Large-Cap Value and Mid-Cap Growth Portfolios (“Surviving Portfolios”) acquired all of the assets and liabilities of the Financial Services and Aggressive Growth Portfolios (“Acquired Portfolios”), respectively, each in a tax-free exchange for Federal tax purposes for shares of the Surviving Portfolios, pursuant to the plans of reorganization (“Reorganizations”) approved by the Board and shareholders of record of the Acquired Portfolios as of the applicable record date. Pacific Life paid half of the Reorganization costs. The Surviving and Acquired Portfolios paid the other half of the expenses relating to the Reorganization, which were split equally. The value of shares issued by each of the Surviving Portfolios is presented in the Statements of Changes in Net Assets. The number of shares acquired and issued by each of the Surviving Portfolios, the net assets and unrealized appreciation or depreciation of the Acquired Portfolio as of the Reorganization date immediately prior to the Reorganization, and the net assets of the Surviving Portfolio as of the Reorganization date immediately prior to and after the Reorganization, were as follows:

								Acquired
								Portfolio
				Shares	Surviving	Acquired	Net Assets	Unrealized
Date of	Surviving	Acquired	Shares	Issued In	Portfolio	Portfolio	After	Appreciation
Reorganization	Portfolio	Portfolio	Acquired	Acquisition	Net Assets	Net Assets	Reorganization	(Depreciation)

April 28, 2006	Large-Cap Value	Financial Services	8,283,081	5,465,204	$2,146,279,891	$77,363,196	$2,223,643,087	$2,659,829
April 28, 2006	Mid-Cap Growth	Aggressive Growth	8,570,937	8,456,141	313,581,307	74,668,912	388,250,219	(45,650)
     On April 28, 2006, the American Funds Growth-Income Portfolio (the “Substitute Portfolio”), acquired all of the assets and liabilities of the Equity Income Portfolio (the “Replaced Portfolio”), in a tax-free exchange for Federal tax purposes for shares of the Substitute Portfolio, pursuant to the order of substitution issued by the SEC. The Replaced Portfolio was liquidated and its shares were exchanged for shares of the Substitute Portfolio. The substitution costs were paid by Pacific Life. The value of shares issued by the Substitute Portfolio is presented in the Statement of Changes in Net Assets. The number of shares acquired and issued by the Substitute Portfolio, the net assets and unrealized appreciation or depreciation of the Replaced Portfolio as of the substitution date immediately prior to the substitution, and the net assets of the Substitute Portfolio as of the substitution date immediately prior to and after the substitution, were as follows:

Replaced
Portfolio
				Shares	Substitute	Replaced	Net Assets	Unrealized
Date of	Substitute	Replaced	Shares	Issued In	Portfolio	Portfolio	After	Appreciation
Substitution	Portfolio	Portfolio	Substituted	Substitution	Net Assets	Net Assets	Substitution	(Depreciation)

April 28, 2006	American Funds Growth-Income	Equity Income	18,249,055	13,920,526	$972,637,942	$159,521,469	$1,132,159,411	$— (1)

(1)	All securities of the Replaced Portfolio were sold prior to the substitution date; thus, there was no unrealized appreciation or depreciation on investment securities immediately prior to the substitution.
17. SUBSEQUENT EVENTS
     On November 30, 2006, the Fund’s Board approved separate plans of reorganizations (the “2007 Reorganizations”) which are subject to approval by the shareholders of the Concentrated Growth and Capital Opportunities Portfolios, respectively. Under the 2007 Reorganizations, the Equity Portfolio and the Main Street Core Portfolio will acquire all of the assets and liabilities of the Concentrated Growth Portfolio and Capital Opportunities Portfolio, respectively. The 2007 Reorganizations are expected to be effective as of the close of business on April 30, 2007, or on a later date as the parties may agree.
     Pacific Life, investment adviser to the Fund, recently formed Pacific Life Fund Advisors LLC (PLFA), a Delaware limited liability company and wholly-owned subsidiary of Pacific Life. Pacific Life intends to transfer its responsibility as investment adviser to PLFA on May 1, 2007, whereby PLFA will become the investment adviser to the Fund. Pacific Life is the parent company and managing member of PLFA.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders
Pacific Select Fund:
     We have audited the accompanying statements of assets and liabilities, including the schedules of investments (as to the Equity Index, Small-Cap Index, and Main Street® Core Portfolios, the summary schedules of investments), of Pacific Select Fund (the “Fund”) comprising the International Value, International Small-Cap, Equity Index, Small-Cap Index, Diversified Research, Equity, American Funds® Growth-Income, American Funds Growth, Large-Cap Value, Technology, Short Duration Bond, Concentrated Growth, Diversified Bond, Growth LT, Focused 30, Health Sciences, Mid-Cap Value, Large-Cap Growth (formerly Blue Chip), Capital Opportunities, International Large-Cap, Fasciano Small Equity, Small-Cap Value, Multi-Strategy, Main Street Core, Emerging Markets, Managed Bond, Inflation Managed, Money Market, High Yield Bond, Comstock, Mid-Cap Growth, Real Estate, and VN Small-Cap Value Portfolios as of December 31, 2006, the related statements of operations for the year then ended (as to the International Small-Cap and Diversified Bond Portfolios, for the period from commencement of operations through December 31, 2006), the statements of changes in net assets for each of the two years in the period then ended (as to the American Funds Growth-Income, American Funds Growth, and VN Small-Cap Value Portfolios, for the year ended December 31, 2006, and for the period from commencement of operations through December 31, 2005, and as to the International Small-Cap and Diversified Bond Portfolios, for the period from commencement of operations through December 31, 2006), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Pacific Select Fund as of December 31, 2006, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP

Costa Mesa, California
February 21, 2007

G-1

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION *
(Unaudited)
     The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund’s Declaration of Trust. Information pertaining to the trustees and officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Fund and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”). The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request, at the website, telephone numbers or address listed below:
•	Internet: http://www.PacificLife.com

•	Pacific Life’s Annuity Contract Owners: 1-800-722-2333

•	Pacific Life’s Life Insurance Policy Owners: 1-800-800-7681

•	Pacific Life & Annuity Company’s (“PL&A”) Annuity Contract Owners: 1-800-748-6907

•	PL&A’s Life Insurance Policy Owners: 1-888-595-6997
     The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Number of
	the Fund and	(and certain additional occupation information)	Portfolios in
Name and Age	Length of Time Served **	During Past 5 years	Fund Complex Overseen ***

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life and has been retired since that time; Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Former Member, Board of Regents (1993 to 1996), Eastern Michigan University; and Former Member, Board of Governors (1994 to 1999), of Cranbrook Schools.	54

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Funds; Member of the Board of Directors of LandAmerica Financial Group, Inc. (2005 to present); Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Member of the Advisory Council of the Trust for Public Land in Maine; Member of Editorial Advisory Board for The Journal of Risk Finance; Member of the Board of Directors of Make-A-Wish of Maine; and Former Member, Board of Directors of the Illinois Life Insurance Council.	54

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present ) of Pacific Funds; Vice Chairman of the Board of Trustees, The Pegasus School; Chairman of the Development Committee of the Board of Directors, Homeword; Advisory Board, Court Appointed Special Advocates (CASA) of Orange County; and Former Partner (1994) with Gibson, Dunn & Crutcher (Law).	54

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds; Former President (1997 to 2000) of Transamerica Insurance and Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	54

G. Thomas Willis Year of birth 1942	Trustee since 11/17/03	Trustee (2/04 to present) of Pacific Funds; Certified Public Accountant in California (1967 to present); Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing) and has been retired since that time.	54

See explanation of symbols on H-3

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION * (Continued)
(Unaudited)

	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Number of
	the Fund and	(and certain additional occupation information)	Portfolios in
Name and Age	Length of Time Served **	During Past 5 years	Fund Complex Overseen ***

INTERESTED PERSONS

Thomas C. Sutton * Year of birth 1942	Chief Executive Officer (11/14/05 to 1/11/07) and Chairman of the Board and Trustee (7/21/87 to 1/11/07)	Chairman of the Board, Director and Chief Executive Officer (8/97 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Chairman of the Board and Chief Executive Officer (1/90 to present), and Director (9/87 to present) of Pacific Life, and similar positions with other subsidiaries and affiliates of Pacific Life; Director of The Irvine Company (Real Estate); Director of Edison International (Utilities); Former Director of Newhall Land & Farming (2004); and Chief Executive Officer (11/05 to 1/07) and Chairman of the Board and Trustee (6/01 to 1/07) of Pacific Funds.	54

James T. Morris * Year of birth 1960	Chief Executive Officer, Chairman of the Board and Trustee since 1/11/07 (President 11/14/05 to 1/10/07 and Executive Vice President 6/05 to 11/05)	Chief Operating Officer (1/06 to present), Executive Vice President and Chief Insurance Officer (7/05 to 1/06) of Pacific Mutual Holding Company and Pacific LifeCorp; Chief Operating Officer (1/06 to present), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), Senior Vice President (4/96 to 1/02), and Vice President (4/90 to 4/96) of Pacific Life, and similar positions with other subsidiaries and affiliates of Pacific Life; Director (4/06 to present), Chief Operating Officer (1/06 to present), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), and Senior Vice President (8/99 to 12/01) of PL&A; Director and President (12/05 to present) of Pacific Alliance Reinsurance Ltd.; Director (2/06 to present) of Pacific Life & Annuity Services, Inc.; Director (4/06 to present) of Confederation Life Insurance & Annuity Company; and Chief Executive Officer, Chairman of the Board and Trustee (1/07 to present), President (11/05 to 1/07) and Executive Vice President (6/05 to 11/05) of Pacific Funds.	54

Mary Ann Brown * Year of birth 1951	President since 1/11/07 (Executive Vice President 6/20/06 to 1/10/07)	Senior Vice President Development (5/06 to present) of Pacific LifeCorp; Senior Vice President (3/05 to present) of Pacific Life; Trustee (9/05 to present), Pacific Life Employees Retirement Plan of Pacific Life; Current and Prior Board Member and Vice Chairman (8/01 to present) National Association of Variable Annuities (NAVA); Chairman (7/04 to 10/05) of NAVA; Senior Vice President (7/03 to 11/03), Finance, New York Life Insurance Company; MetLife, Inc. (12/98 to 6/03), Senior Vice President and Head of Individual Business Product Management (12/98 to 7/02) responsibilities included: President of New England Products and Services; Chairman, Security First Group (later MetLife Investors); Chairman, Chief Executive Officer and President, New England Pension and Annuity Company; Board Member, New England Zenith Funds; Board Member, Reinsurance Group of America, Chairman and Chief Executive Officer of Exeter Reinsurance Company, Ltd.; Chairman and Chief Executive Officer of Missouri Reinsurance Company, Ltd; Chairman of Underwriting Policy and Rate Setting Committees; Senior Vice President and Chief Actuary, MetLife, Inc. (7/02 to 6/03); Director and Senior Vice President (12/05 to present) of Pacific Alliance Reinsurance Ltd; and President (1/07 to present) and Executive Vice President (6/06 to 1/07) of Pacific Funds.	54

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05	Vice President (4/04 to present) and Investment Counsel of Pacific Life and PL&A; Assistant Vice President (11/93 to 4/04) and Investment Counsel of Pacific Life; Assistant Vice President (8/99 to 4/04) and Investment Counsel of PL&A; and Vice President and General Counsel (6/01 to present) of Pacific Funds.	54

See explanation of symbols on H-3

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION * (Continued)
(Unaudited)

	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Number of
	the Fund and	(and certain additional occupation information)	Portfolios in
Name and Age	Length of Time Served **	During Past 5 years	Fund Complex Overseen ***

INTERESTED PERSONS (Continued)

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 4/29/96	Vice President and Treasurer (6/99 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Treasurer (12/98 to present) of Pacific Life, and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer (6/01 to present) of Pacific Funds.	54

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present), and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present) and Chief Compliance Officer (1/03 to present), and Assistant Vice President (8/99 to 4/00) of PL&A; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Funds.	54

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (4/05 to present), Assistant Vice President (4/00 to 4/05) and Director (5/98 to 4/00) of Pacific Life; and Vice President (6/06 to present) of Pacific Funds.	54

Eddie Tung Year of birth 1957	Assistant Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) of Pacific Life and Director (4/00 to 4/03) of Variable Products Accounting, Pacific Life; and Vice President and Assistant Treasurer (11/05 to present) of Pacific Funds.	54

Laurene E. MacElwee Year of birth 1966	Assistant Vice President and Assistant Secretary since 4/04/05	Assistant Vice President (4/02 to present) of Pacific Life and Director (4/00 to 4/02) of Variable Products & Fund Compliance, Pacific Life; and Vice President and Assistant Secretary (4/05 to present) and Assistant Vice President (6/01 to 4/05) of Pacific Funds.	54

Carleton J. Muench Year of birth 1973	Assistant Vice President since 11/30/06	Assistant Vice President (10/06 to present) of Pacific Life; Director of Research (5/05 to 9/06), and Senior Investment Analyst (10/03 to 4/05) of Mason Investment Advisory Services, Inc.; Investment Analyst (2/01 to 9/02), Due Diligence Analyst (1/00 to 1/01) and Performance Analyst (10/98 to 12/99) of Manulife Financial; and Vice President (11/06 to present) of Pacific Funds.	54

Audrey L. Milfs Year of birth 1945	Secretary since 7/21/87	Vice President and Secretary (8/97 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (8/97 to present), Vice President (4/91 to present), and Secretary (7/83 to present) of Pacific Life, and similar positions with other subsidiaries of Pacific Life; and Secretary (6/01 to present) of Pacific Funds.	54

*	Information is presented as of December 31, 2006 and excludes information pertaining to the resignation of Mr. Sutton as Chief Executive Officer, Chairman of the Board and Trustee due to his impending retirement from Pacific Life, and also the appointment of Mr. Morris as Chief Executive Officer, Chairman of the Board and Trustee, and the appointment of Ms. Brown as President, effective January 11, 2007.

**	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

***	As of December 31, 2006, the “Fund Complex” consisted of Pacific Select Fund (33 portfolios) and Pacific Funds (21 funds). Pacific Funds was renamed Pacific Life Funds effective January 1, 2007.

See explanation of symbols on H-3

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS
(Unaudited)
     The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Trust”) oversees the management of each of the separate portfolios of the Trust (each a “Portfolio” and collectively, the “Portfolios”), and as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves, and determines annually whether to renew, the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Insurance Company (“Pacific Life”) and each Portfolio management agreement (the “Portfolio Management Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers, or “Portfolio Managers.” Pacific Life serves as the investment adviser for all of the Portfolios and manages two Portfolios directly. For the other portfolios, with the exception of the American Funds Growth-Income Portfolio and American Funds Growth Portfolio, Pacific Life has retained other firms to serve as Portfolio Managers under Pacific Life’s supervision. The American Funds Growth-Income Portfolio and the American Funds Growth Portfolio each invest all of their assets in a master fund and therefore Pacific Life has not retained other Portfolio Managers to manage assets of these portfolios. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on November 30, 2006. At an in-person meeting on September 19, 2006, the Board, including all of the Independent Trustees, approved a transfer of the Portfolio Management Agreement between affiliates with respect to the Large-Cap Value Portfolio.
     At these meetings, the Board considered information provided to assist them in their review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written responses from Pacific Life and each Portfolio Manager to questions posed to them on behalf of the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Portfolios throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Portfolio performance, compliance, fee comparisons, and other services provided to the Portfolios by Pacific Life and the Portfolio Managers. The Board also reviewed financial and profitability information regarding Pacific Life and information provided by the Portfolio Managers, and descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to each Portfolio. The Independent Trustees utilized information from service providers to assist them with evaluating the Agreements. The Independent Trustees reviewed data published by Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, to provide the Board with information which reflected the Portfolios’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) specifically retained to assist the Trustees with their analysis of advisory fees. The Independent Consultant also assisted the Independent Trustees with reviewing investment performance information pertaining to the Portfolios. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with data obtained from independent service providers, including Morningstar and Strategic Insight’s SimFund data base.
     The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the foregoing materials and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant they retained. This discussion is not intended to be all-inclusive.
Annual Consideration and Approval of Investment Advisory and Portfolio Management Agreements
     In evaluating the Advisory Agreement and each Portfolio Management Agreement, the Board, including the Independent Trustees, considered the following factors, among others:
1. Nature, Extent and Quality of Services
     Pacific Life, its personnel and its resources. The Trustees considered the depth and quality of Pacific Life’s investment management process, including its sophisticated monitoring and oversight of the Portfolio Managers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by Pacific Life, such as the many educational services and tools to assist intermediaries in effectively understanding and meeting shareholder needs. The Trustees further noted that Pacific Life variable products and related services are market leaders in quality, and that generally these products are well designed, competitive, and frequently upgraded. The Trustees also considered that Pacific Life makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Trustees further considered Pacific Life’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.
     The Trustees considered Pacific Life’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to those programs; its efforts to keep the Trustees informed; and its attention to matters that may involve conflicts of

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
interest with each Portfolio. In this regard, the Board reviewed information throughout the year on Pacific Life’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by Pacific Life, the Portfolio Managers, and the Portfolios with applicable laws and regulations. The Board additionally reviewed information on Pacific Life’s responses to regulatory developments and compliance issues raised by regulators throughout the year. Also, the Trustees noted that Pacific Life appeared to have implemented effective controls and monitoring of investment style consistency by Portfolio Managers.
     The Portfolio Managers. The Trustees considered various materials relating to the Portfolio Managers, including copies of each existing Portfolio Management Agreement; copies of the Form ADV for each Portfolio Manager; financial information relating to each Portfolio Manager; and other information deemed relevant to the Board’s evaluation of each Portfolio Manager, including qualitative assessments from senior management of Pacific Life.
     The Board considered the benefits to shareholders of retaining each Portfolio Manager and continuing the Portfolio Management Agreements particularly in light of the nature, extent, and quality of the services to be provided by the Portfolio Managers. The Board considered the quality of the management services which have benefited and should continue to benefit the Portfolios and their shareholders, the organizational depth and resources of the Portfolio Managers, including the background and experience of each of the Portfolio Manager’s management and the expertise of each Portfolio Manager’s portfolio management team, as well as the investment methodology used by the Portfolio Manager. The Board also considered that the CCO had previously reviewed each Portfolio Manager’s compliance policies and procedures, including the assessment of each Portfolio Manager’s compliance program as required under Rule 38a-1 of the 1940 Act and each Portfolio Manager’s code of ethics. The Board also considered that each Portfolio Manager agreed to cooperate with the CCO in reviewing its compliance operations.
     In making its assessments, the Board considered that Pacific Life has historically exercised diligence in monitoring the performance of the Portfolio Managers, and has recommended and taken measures to attempt to remedy relative underperformance by a Portfolio when Pacific Life and the Board believed it to be appropriate.
     The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by Pacific Life and the Portfolio Managers.
2. Investment Results
     The Board considered the investment results of each Portfolio of the Trust in light of its objective. The Trustees compared each Portfolio’s total returns with the total returns of appropriate groups of peer funds based both on information provided by Pacific Life using Morningstar data and with one or more relevant benchmark indices. The Independent Trustees also considered information provided by an Independent Consultant who provided an analysis and presentation to the Board utilizing data from databases, with performance information sourced from Morningstar and Strategic Insight’s SimFund data base and the relevant benchmarks of the Portfolios. The information provided to the Board included each Portfolio Managers’ performance record for the one-, three-, five- and ten-year periods (if available) with respect to each Portfolio. In reviewing the performance data provided by the independent sources, as well as the respective benchmark indices, the Board noted that several Portfolios had superior performance. The Board also observed, however, that certain of the Portfolios were in the lowest quartile of the Morningstar peer groups for certain of the one-, three-, five- and/or ten-year periods, and trailed their respective benchmark indices. The Board discussed with representatives of Pacific Life possible action to address the performance of those Portfolios, including an assessment of the approach used by the Portfolio Managers as well as oversight and monitoring by Pacific Life as the investment adviser. The Board also reviewed the detailed monitoring of the Portfolio Managers’ investment results by Pacific Life, including Pacific Life’s policy of recommending to the Board the use of a new manager if performance lagged and could not be improved within a reasonable timeframe. The Board noted that many of the best independent investment advisers consistently compete to be considered to provide portfolio management services for the Portfolios. Generally, the Board noted that there continues to be an excellent record of well managed Portfolios that work well in the Portfolio Optimization asset allocation program utilized under many of the variable products, and that the Portfolios continue to deliver the investment style as disclosed to shareholders. The Board also noted the increasing use by investors of the Portfolio Optimization asset allocation program made available to shareholders by Pacific Life and the benefits of such program for shareholders generally.
     Ultimately the Board concluded that Pacific Life continues to have a strong record of effectively managing a multi-manager fund group designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that Pacific Life was implementing each Portfolio’s investment objective either directly or through the selection of Portfolio Managers and that Pacific Life’s record in managing each Portfolio indicates that its continued management as well as the continuation of the respective Portfolio Management Agreements will benefit each Portfolio and its shareholders.
3. Advisory Fees and Total Expense Ratios
     The Trustees reviewed the advisory fees and total expense ratios of each Portfolio and compared such amounts with the average fee and expense levels of other funds in applicable peer fund groups. In this regard, the Independent Trustees requested and reviewed information from the Independent Consultant specifically retained to assist the Trustees with their analysis of advisory fees. Additionally, the Independent Trustees requested information from Pacific Life relating to the advisory fees and total operating expense ratios for each

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
of the Portfolios. The Board also reviewed written materials prepared by Pacific Life based on information retrieved from Morningstar’s database. Based on the significant growth in assets of the Trust over the past few years and an analysis provided by the Independent Consultant retained to provide the Independent Trustees with comparative advisory fee and expense ratio information, the Independent Trustees requested and Pacific Life agreed to an asset based breakpoint schedule to be added to the advisory fee schedule for every Portfolio to reflect economies of scale, so that the advisory fee as a percentage of a Portfolio’s net assets would decrease as the Portfolio becomes larger. The breakpoints to the advisory fee schedule will become effective May 1, 2007. The Independent Trustees noted that the proposed breakpoints appeared to offer meaningful potential savings to shareholders of many of the Portfolios.
     The Board considered that recently an amendment to the Advisory Agreement was proposed by Pacific Life and approved by the Board which provides for a reduction in the advisory fee paid to Pacific Life by each Portfolio at an annual rate of 0.20% of the average daily net assets of each Portfolio, effective May 1, 2007. The Board also considered that a Service Plan was simultaneously proposed by Pacific Life and approved by the Board for the Trust and each of its Portfolios, pursuant to which a servicing fee of 0.20% of the average daily net assets of each Portfolio would be charged for ongoing servicing to contract owners who use the Fund as the underlying investment vehicle for their variable life and annuity contracts, also effective May 1, 2007. The Board recognized that the 0.20% decrease in the advisory fee schedule would be offset by the expense of the Service Plan so that the expense ratio of each Portfolio would be unchanged.
     The Trustees also reviewed the results of the Advisory Fee Reduction Program, which was first effective in 2005, agreed to by Pacific Life at the suggestion of the Trustees. Under this Program, Pacific Life waived a portion of its advisory fees if the Trust’s weighted average annual total return, without reflecting fees and expenses, for the most recently completed 10 calendar-year period ending December 31st (the “Advisory Fee Reduction Performance”) exceeded 8.00%. The amount by which the advisory fees were reduced depended upon the amount by which the Advisory Fee Reduction Performance exceeded 8.00%. A waiver to the advisory fee applies for the period beginning May 1, 2006 through April 30, 2007. The Trustees noted that the Program had provided a modest positive benefit to shareholders. Because the breakpoints described above are expected to provide greater benefits to shareholders, the Trustees and Pacific Life agreed that the Program will terminate on April 30, 2007.
     The Board also considered information regarding the sub-advisory fees charged under other investment advisory contracts, such as contracts of each Portfolio Manager with other registered investment companies or other types of clients. The Board was mindful that the fee rates were the result of arms’-length negotiations between Pacific Life and the Portfolio Managers, and that each Portfolio’s portfolio management fees are paid by Pacific Life and are not paid directly by any Portfolio.
     The Trustees observed that most of the Portfolios’ total expenses were ranked in the most favorable categories of their respective Morningstar category. The Trustees also observed that several Portfolios’ contractual advisory fees were higher than the median of the respective Morningstar category. However, the Trustees noted that none of the Portfolios were ranked among those funds in their respective Morningstar category having the highest total expense ratios. The Trustees noted that most of the Portfolios were subject to expense limits agreed to by Pacific Life.
     The Trustees ultimately concluded that the advisory fees and total expenses of each Portfolio were reasonable compared to the advisory fees and expense levels of the other funds in the Portfolio’s respective peer groups.
4. Costs, Level of Profits and Economies of Scale
     The Trustees reviewed information regarding Pacific Life’s costs of sponsoring the Portfolios and information regarding the profitability of Pacific Life. As discussed above, the Independent Trustees also reviewed an analysis and data provided by the Independent Consultant retained by the Independent Trustees specifically to assist the Independent Trustees in their analysis of the advisory fees.
     Pacific Life’s Costs and Profitability. The Trustees noted that, based on the data available, Pacific Life appears to be providing products that are competitively priced with other funds, especially multi-manager funds, that support variable annuity and variable life insurance products. Based on information received, the Trustees further noted that Pacific Life’s overall profitability on variable annuity and variable life insurance products appeared reasonable at the current time and that one factor in reaching such a conclusion was Pacific Life’s need to ensure that it can honor guarantees and other commitments to many of the variable annuity and variable life insurance contract holders who ultimately are investors in the Trust. The Trustees also noted that analysis of the Trust’s profitability to Pacific Life independent of the insurance product, while difficult to precisely determine in the context of its relationship to the insurance product, supported a conclusion that Pacific Life’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.
     The Trustees also reviewed information provided regarding the structure and manner in which Pacific Life’s and the Portfolio Managers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered Pacific Life’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.
     With respect to the Portfolio Managers, the Board noted that it was difficult to accurately determine or evaluate the profitability of the Portfolio Management Agreements to the Portfolio Managers because of the inconsistency in the types of information provided by the Portfolio Managers and many manage substantial assets other than the Portfolios and, further, any such an assessment would involve assumptions regarding the Portfolio Managers’ allocation policies, capital structure, cost of capital, business mix and other factors.

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
Accordingly, in the case of the Portfolio Managers, the Board gave less weight to profitability considerations and did not view that this data was as important given the arms’-length nature of the relationship between Pacific Life and such Portfolio Managers with respect to the negotiation of portfolio management fees.
     Economies of Scale. The Independent Trustees considered information relating to economies of scale provided by Pacific Life and the Independent Consultant. The Trustees noted Pacific Life consistently has reinvested in the business in the form of improvements in technology and product innovations. The Trustees also considered Pacific Life’s willingness to reduce its own fees through appropriate waivers, including an expense limitation agreement whereby Pacific Life will reimburse the Trust for certain expenses that exceed stated expense caps.
     In particular, the Trustees noted that Pacific Life and the Independent Trustees had agreed to the addition of “breakpoints” to the advisory fee schedules, effective May 1, 2007, whereby the advisory fees as a percentage of a Portfolio’s net assets decrease or will decrease as a Portfolio becomes larger. As previously discussed, the Independent Trustees retained an Independent Consultant specifically to assist with their analysis of advisory fees. It was noted that the Independent Consultant reviewed substantial data about the Trust and its advisory fees, and met with the Independent Trustees on several occasions, as well as the full Board and representatives of Pacific Life. In the course of those meetings there was a discussion of the level of advisory fees and proposals of breakpoints, and the addition of breakpoints to the advisory fee schedules were agreed upon as a result of the discussions initiated by the Independent Trustees. Pacific Life and the Independent Trustees agreed that the breakpoints described above represent a good faith attempt to share economies of scale and potential future economies of scale as the asset levels of a Portfolio increase.
     The Trustees additionally noted that economies of scale were difficult to measure with precision particularly on a Portfolio by Portfolio basis. This analysis also was complicated by the additional services and content provided by Pacific Life and its reinvestment in its ability to provide and expand those services through, for example, continuing investments in technology and shareholder services as discussed above. Accordingly, the Trustees also sought to evaluate economies of scale by reviewing other information, such as year-over-year profitability of Pacific Life generally from its variable product lines. The Trustees evaluated presentations regarding profitability and economies of scale presented by Pacific Life. The Trustees further noted that Pacific Life’s variable products business (including the underlying Trust) does not directly benefit from the same economies of scale that apply to mutual funds not supporting variable insurance products, given certain characteristics of its associated structure, such as guarantees in respect of some variable policies. However, the Trustees considered that the Portfolios are well managed, and provide shareholders with a wide choice of premier Portfolio Managers and sophisticated asset allocation services at reasonable fee levels.
     The Trustees further determined that Pacific Life is sharing economies of scale given its commitment to competitive total expenses of the Portfolios, and its consistent reinvestment in the business in the form of improvements in technology, product innovations and customer service. The Board noted that Pacific Life has taken steps to ensure that shareholders benefit as the size of the Portfolios has increased by agreeing to the implementation of breakpoints to the advisory fee schedules, negotiating favorable terms with service providers, and providing certain support services to the Portfolios on an approximate cost basis as opposed to an asset-based charge.
     The Board concluded that the Portfolios’ cost structures were reasonable and that Pacific Life was sharing economies of scale with each Portfolio and its shareholders, to their benefit.
5. Ancillary Benefits
     The Trustees considered a variety of other benefits received by Pacific Life, the Portfolio Managers, and their affiliates as a result of their respective relationship with the Portfolios, including reimbursement at cost for support services, as well as commissions paid to broker-dealers affiliated with the Portfolio Managers and the use of soft-dollars by certain of the Portfolio Managers.
6. Conclusion
     Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Portfolio Management Agreement are fair and reasonable with respect to each Portfolio and its shareholders, and that the renewal of the Advisory Agreement and each applicable Portfolio Management Agreement would be in the best interests of the Portfolios and their shareholders.
Other Portfolio Management Agreement Approvals
     In addition to considering the existing Portfolio Management Agreements during the fiscal period July 1, 2006 through December 31, 2006, the Board considered and approved changes with respect to the Large-Cap Value Portfolio. At an in-person meeting on September 19, 2006, the Board, including all of the Independent Trustees, approved the transfer of the Portfolio Management Agreement (“Agreement”) for the Large-Cap Value Portfolio from Salomon Brothers Asset Management, Inc (“Salomon Brothers”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), to CAM North America LLC (“CAM NA”) (the “transfer”). As part of an internal reorganization by Legg Mason, CAM NA, also a wholly-owned subsidiary of Legg Mason, began serving as the new Portfolio Manager effective October 1, 2006. CAM NA also changed its name during October 2006 to ClearBridge Advisors LLC (“ClearBridge”).

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
     The Board received certain informational materials from Legg Mason, including a legal opinion (the “Opinion”) of counsel to Legg Mason, dated June 26, 2006, indicating that the transfer would not result in a change of the actual control or management of the organization serving as Portfolio Manager to the Large-Cap Value Portfolio and that therefore the transfer would not result in an “assignment” of the Agreement as that term is defined in the 1940 Act. In approving the transfer of the Agreement from Salomon Brothers to CAM NA, the Board considered, among other things, that (i) no material changes were expected in the personnel and day-to-day operations of the area responsible for management of the Large-Cap Value Portfolio, (ii) no material changes were expected in the management of the Large-Cap Value Portfolio, (iii) no material changes were expected in the nature or level of services provided, (iv) no changes were expected in the advisory or management fee schedules, and (v) Pacific Life, as investment adviser, recommended the transfer.
     In addition, the Agreement was among the Portfolio Management Agreements considered for renewal at the November 30, 2006 meeting of the Board, as discussed in detail above.

PACIFIC SELECT FUND
SPECIAL MEETINGS OF SHAREHOLDERS
(Unaudited)
     In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, Pacific Select Fund (the “Fund”) is required to furnish certain information regarding any matters submitted to a vote of the Fund’s shareholders during the period covered by this report.
     Shareholders of record on January 12, 2006 representing 7,163,781.89 shares of the Aggressive Growth Portfolio and 7,194,848.51 shares of the Financial Services Portfolio were notified that Special Meetings of Shareholders (the “Meetings”) would be held at the offices of the Fund on March 28, 2006. 100.00% of the outstanding shares of each Portfolio were voted at their respective Meetings. A brief description of the matters voted upon as well as the voting results of the aforementioned Meetings are outlined as follows:
Proposal for the Aggressive Growth Portfolio:
     To approve the Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Aggressive Growth Portfolio by the Mid-Cap Growth Portfolio in exchange for shares of the Mid-Cap Growth Portfolio.

							Total
							Outstanding
	Votes For		Votes Against		Abstentions		Shares
Portfolio	Number	Percent*	Number	Percent*	Number	Percent*	Number
Aggressive Growth	6,779,301.72	94.63%	133,891.08	1.87%	250,589.09	3.50%	7,163,781.89
Proposal for the Financial Services Portfolio:
     To approve the Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Financial Services Portfolio by the Large-Cap Value Portfolio in exchange for shares of the Large-Cap Value Portfolio.

							Total
							Outstanding
	Votes For		Votes Against		Abstentions		Shares
Portfolio	Number	Percent*	Number	Percent*	Number	Percent*	Number
Financial Services	6,509,035.55	90.47%	355,281.62	4.94%	330,531.34	4.59%	7,194,848.51

*	Based on total shares outstanding

PACIFIC SELECT FUND
WHERE TO GO FOR MORE INFORMATION
(Unaudited)
Availability of Quarterly Holdings
     The Fund files Form N-Q (complete schedules of portfolio holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Fund’s Form N-Q, when required is filed pursuant to applicable regulations, and is available after filing (i) on the SEC’s Web site at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Fund’s Webpage at http://www.PacificLife.com. The SEC may charge you a fee for this information.
Availability of Proxy Voting Policies
     A description of the Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is described in the Fund’s Statement of Additional Information, which is available (i) on the Fund’s Webpage at http://www.PacificLife.com; (ii) on the SEC’s Web site at http://www.sec.gov; and (iii) upon request, without charge, by calling the applicable toll-free numbers below.
Availability of Proxy Voting Record
     The Fund files, by August 31 of each year, information regarding how the Fund’s managers voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. Such information is available after filing (i) on the Fund’s Webpage at http://www.PacificLife.com; and (ii) on the SEC’s Web site at http://www.sec.gov.
Availability of a Complete Schedule of Investments
     The Fund’s annual and semi-annual reports may contain a summary schedule of investments (SOI) for certain portfolios. A complete schedule for each summary SOI presented is available (i) on the Fund’s Webpage at http://www.PacificLife.com; (ii) on the SEC’s Web site at http://www.sec.gov; and (iii) upon request, without charge, by calling the applicable toll-free numbers below.
•	Pacific Life’s Annuity Contract Owners: 1-800-722-2333

•	Pacific Life’s Life Insurance Policy Owners: 1-800-800-7681

•	PL&A’s Annuity Contract Owners: 1-800-748-6907

•	PL&A’s Life Insurance Policy Owners: 1-888-595-6997

Annual Report
as of December 31, 2006

•	Pacific Select Fund

Pacific Select Fund
700 Newport Center Drive
PO Box 7500
Newport Beach, California 92658-7500

ADDRESS SERVICE REQUESTED

Form No.	15-20951-09
1331-07A
85-23211-06

Item 2.     Code of Ethics.
As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.
A copy of this code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.
Item 3.     Audit Committee Financial Expert.
The Registrant’s Board has determined that G. Thomas Willis, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Willis is a retired partner of PricewaterhouseCoopers LLP.
Item 4.     Principal Accountant Fees and Services.
(a)	Audit Fees. The aggregate audit fees billed to the Registrant by the principal accountant for the fiscal years ended December 31, 2006 and 2005 were $367,000 and $360,727, respectively.

(b)	Audit-Related Fees. For the fiscal years ended December 31, 2006 and 2005, the aggregate audit-related fees of $11,200 and $28,500, respectively were billed to the Registrant by the principal accountant for attestation for Registrant’s Advisory Fee Reduction Program.

(c)	Tax Fees. There were no fees billed to the Registrant for professional services for tax compliance, tax advice or tax planning for the fiscal years ended December 31, 2006 and 2005.

(d)	All Other fees. For the fiscal years ended December 31, 2006 and 2005, there were no other fees billed to the Registrant by the principal accountant.

(e)(1)	The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:
Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:

(i) The Audit Committee shall pre-approve such engagement; or
(ii) Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section shall be presented to the full Audit Committee at its next scheduled meeting.
(iii) De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.
Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant.
Application of De Minimis Exception: The De Minimis exceptions set forth above apply to pre-approvals under this Section as well, except that the “total amount of revenues” calculation for this Section’s services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).
(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the years ended December 31, 2006 and 2005 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $57,500 and $76,700, respectively.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.
Item 5.     Audit Committee of Listed Registrants—not applicable.

Item 6.     Schedule of Investments—Schedule I.

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
COMMON STOCKS - 96.35%

Autos & Transportation - 2.19%

Burlington Northern Santa Fe Corp	66,610	$4,916,484
CSX Corp	76,000	2,616,680
FedEx Corp	54,188	5,885,901
Ford Motor Co	342,044	2,568,750
General Motors Corp	105,644	3,245,384
Genuine Parts Co	30,175	1,431,200
Harley-Davidson Inc	49,800	3,509,406
Norfolk Southern Corp	71,800	3,610,822
PACCAR Inc	44,847	2,910,570
Southwest Airlines Co	134,130	2,054,872
The Goodyear Tire & Rubber Co *	35,700	749,343
Union Pacific Corp	47,200	4,343,344
United Parcel Service Inc ‘B’	197,800	14,831,044

		52,673,800

Consumer Discretionary - 11.88%

Allied Waste Industries Inc *	38,900	478,081
Amazon.com Inc *	53,900	2,126,894
Apollo Group Inc ‘A’ *	28,000	1,091,160
AutoNation Inc *	34,755	740,977
AutoZone Inc *	11,000	1,271,160
Avon Products Inc	83,600	2,762,144
Bed Bath & Beyond Inc *	52,300	1,992,630
Best Buy Co Inc	74,648	3,671,935
Big Lots Inc *	15,200	348,384
Carnival Corp (Panama)	80,600	3,953,430
CBS Corp ‘A’	2,950	92,099
CBS Corp ‘B’	135,893	4,237,144
Cintas Corp	26,200	1,040,402
Circuit City Stores Inc	29,500	559,910
Clear Channel Communications Inc	94,712	3,366,064
Coach Inc *	66,500	2,856,840
Convergys Corp *	25,089	596,616
Costco Wholesale Corp	84,544	4,469,841
Darden Restaurants Inc	28,600	1,148,862
Dillard’s Inc ‘A’	12,700	444,119
Dollar General Corp	50,093	804,494
Eastman Kodak Co	56,000	1,444,800
eBay Inc *	209,100	6,287,637
Electronic Arts Inc *	54,800	2,759,728
Family Dollar Stores Inc	29,900	876,967
Federated Department Stores Inc	95,176	3,629,061
Gannett Co Inc	44,400	2,684,424
Google Inc ‘A’ *	38,580	17,765,318
Harman International Industries Inc	11,700	1,168,947
Harrah’s Entertainment Inc	31,450	2,601,544
Hasbro Inc	29,525	804,556
Hilton Hotels Corp	64,900	2,265,010
IAC/InterActiveCorp *	41,500	1,542,140
International Flavors & Fragrances Inc	13,700	673,492
International Game Technology	60,100	2,776,620
J.C. Penney Co Inc	42,800	3,311,008
Jones Apparel Group Inc	21,100	705,373
Kimberly-Clark Corp	84,761	5,759,510
Kohl’s Corp *	59,600	4,078,428
Leggett & Platt Inc	33,200	793,480
Limited Brands Inc	66,107	1,913,137
Liz Claiborne Inc	18,420	800,533
Lowe’s Cos Inc	275,600	8,584,940
Marriott International Inc ‘A’	65,900	3,144,748
Mattel Inc	71,650	1,623,589
McDonald’s Corp	223,500	9,907,755
Meredith Corp	6,600	371,910
Monster Worldwide Inc *	20,700	965,448
Newell Rubbermaid Inc	48,034	1,390,584
News Corp ‘A’	431,200	9,262,176
Nike Inc ‘B’	36,400	3,604,692
Nordstrom Inc	42,440	2,093,990
Office Depot Inc *	54,800	2,091,716
OfficeMax Inc	16,400	814,260
Omnicom Group Inc	32,700	3,418,458
R.R. Donnelley & Sons Co	35,500	1,261,670
RadioShack Corp	28,244	473,934
Robert Half International Inc	27,100	1,005,952
Sabre Holdings Corp ‘A’	22,502	717,589
Sears Holdings Corp *	16,005	2,687,780
Snap-On Inc	8,850	421,614
Staples Inc	134,125	3,581,138
Starbucks Corp *	141,300	5,004,846
Starwood Hotels & Resorts Worldwide Inc	38,270	2,391,875
Target Corp	157,000	8,956,850
The Black & Decker Corp	14,000	1,119,580
The DIRECTV Group Inc *	144,800	3,611,312
The E.W. Scripps Co ‘A’	14,800	739,112
The Estee Lauder Cos Inc ‘A’	21,700	885,794
The Gap Inc	105,710	2,061,345
The Home Depot Inc	374,250	15,029,880
The Interpublic Group of Cos Inc *	68,558	839,150
The McGraw-Hill Cos Inc	66,300	4,509,726
The New York Times Co ‘A’	27,900	679,644
The Stanley Works	11,900	598,451
The TJX Cos Inc	83,200	2,372,864
The Walt Disney Co	383,206	13,132,470
Tiffany & Co	25,000	981,000
Time Warner Inc	737,360	16,059,701
Tribune Co	39,114	1,203,929
Univision Communications Inc ‘A’ *	46,300	1,639,946
V.F. Corp	17,000	1,395,360
VeriSign Inc *	45,900	1,103,895
Viacom Inc ‘A’ *	2,950	120,980
Viacom Inc ‘B’ *	126,593	5,194,111
Wal-Mart Stores Inc	446,000	20,596,280
Waste Management Inc	98,860	3,635,082
Wendy’s International Inc	21,600	714,744
Whirlpool Corp	13,405	1,112,883
Wyndham Worldwide Corp *	36,485	1,168,250
Yahoo! Inc *	227,408	5,808,000
Yum! Brands Inc	51,740	3,042,312

		285,828,214

Consumer Staples - 7.31%

Altria Group Inc	379,552	32,573,153
Anheuser-Busch Cos Inc	137,800	6,779,760
Brown-Forman Corp ‘B’	16,022	1,061,297
Campbell Soup Co	39,900	1,551,711
Coca-Cola Enterprises Inc	56,800	1,159,856
Colgate-Palmolive Co	92,600	6,041,224
ConAgra Foods Inc	90,300	2,438,100
Constellation Brands Inc ‘A’ *	34,300	995,386
CVS Corp	144,900	4,478,859
Dean Foods Co *	25,200	1,065,456
General Mills Inc	61,800	3,559,680
H.J. Heinz Co	61,950	2,788,370
Kellogg Co	48,100	2,407,886
McCormick & Co Inc	23,800	917,728
Molson Coors Brewing Co ‘B’	10,390	794,212
PepsiCo Inc	298,880	18,694,944
Reynolds American Inc	33,200	2,173,604
Safeway Inc	78,100	2,699,136
Sara Lee Corp	137,525	2,342,051
SUPERVALU Inc	36,490	1,304,518
Sysco Corp	107,900	3,966,404
The Clorox Co	27,000	1,732,050
The Coca-Cola Co	370,900	17,895,925

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 25

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
The Hershey Co	34,600	$1,723,080
The Kroger Co	125,900	2,904,513
The Pepsi Bottling Group Inc	28,800	890,208
The Procter & Gamble Co	575,679	36,998,889
Tyson Foods Inc ‘A’	42,800	704,060
UST Inc	29,900	1,740,180
Walgreen Co	179,900	8,255,611
Whole Foods Market Inc	25,200	1,182,636
Wm. Wrigley Jr. Co	42,075	2,176,119

		175,996,606

Energy - 2.33%

Anadarko Petroleum Corp	85,176	3,706,860
Apache Corp	58,244	3,873,808
Baker Hughes Inc	60,500	4,516,930
BJ Services Co	57,500	1,685,900
Chesapeake Energy Corp	63,800	1,853,390
CONSOL Energy Inc	32,000	1,028,160
Devon Energy Corp	82,092	5,506,731
Dynegy Inc ‘A’ *	86,700	627,708
El Paso Corp	118,525	1,811,062
EOG Resources Inc	42,500	2,654,125
Halliburton Co	182,200	5,657,310
Nabors Industries Ltd * (Bermuda)	52,738	1,570,538
National Oilwell Varco Inc *	29,465	1,802,656
Peabody Energy Corp	50,300	2,032,623
Rowan Cos Inc	23,900	793,480
Smith International Inc	36,300	1,490,841
Sunoco Inc	25,814	1,609,761
The Williams Cos Inc	102,000	2,664,240
Valero Energy Corp	108,900	5,571,324
Weatherford International Ltd * (Bermuda)	62,900	2,628,591
XTO Energy Inc	62,900	2,959,444

		56,045,482

Financial Services - 22.33%

ACE Ltd (Cayman)	56,400	3,416,148
Aflac Inc	86,900	3,997,400
Ambac Financial Group Inc	18,900	1,683,423
American Express Co	221,800	13,456,606
American International Group Inc	471,142	33,762,036
Ameriprise Financial Inc	44,240	2,411,080
Aon Corp	52,925	1,870,370
Apartment Investment & Management Co ‘A’ REIT	20,300	1,137,206
Archstone-Smith Trust REIT	36,300	2,113,023
Automatic Data Processing Inc	101,300	4,989,025
Bank of America Corp	820,597	43,811,674
BB&T Corp	94,819	4,165,399
Boston Properties Inc REIT	19,400	2,170,472
Capital One Financial Corp	72,700	5,584,814
CB Richard Ellis Group Inc ‘A’ *	34,300	1,138,760
Chicago Mercantile Exchange Holdings Inc ‘A’	6,400	3,262,400
CIGNA Corp	21,200	2,789,284
Cincinnati Financial Corp	28,687	1,299,808
CIT Group Inc	36,800	2,052,336
Citigroup Inc	899,019	50,075,358
Comerica Inc	31,450	1,845,486
Commerce Bancorp Inc	37,400	1,319,098
Compass Bancshares Inc	22,021	1,313,553
Countrywide Financial Corp	114,998	4,881,665
Dow Jones & Co Inc	14,300	543,400
E*TRADE Financial Corp *	80,400	1,802,568
Equifax Inc	23,100	937,860
Equity Office Properties Trust REIT	67,100	3,232,207
Equity Residential REIT	50,000	2,537,500
Fannie Mae	173,200	10,286,348
Federated Investors Inc ‘B’	14,400	486,432
Fidelity National Information Services Inc	30,300	1,214,727
Fifth Third Bancorp	97,543	3,992,435
First Data Corp	141,837	3,619,680
First Horizon National Corp	23,400	977,652
Fiserv Inc *	33,250	1,742,965
Franklin Resources Inc	29,100	3,205,947
Freddie Mac	123,100	8,358,490
Genworth Financial Inc ‘A’	78,500	2,685,485
H&R Block Inc	55,800	1,285,632
Huntington Bancshares Inc	44,823	1,064,546
Janus Capital Group Inc	40,000	863,600
JPMorgan Chase & Co	632,382	30,544,051
KeyCorp	70,700	2,688,721
Kimco Realty Corp REIT	36,100	1,622,695
Legg Mason Inc	22,300	2,119,615
Lehman Brothers Holdings Inc	97,301	7,601,135
Lincoln National Corp	52,383	3,478,209
Loews Corp	79,300	3,288,571
M&T Bank Corp	15,300	1,869,048
Marsh & McLennan Cos Inc	94,600	2,900,436
Marshall & Ilsley Corp	43,200	2,078,352
MBIA Inc	26,600	1,943,396
Mellon Financial Corp	75,200	3,169,680
Merrill Lynch & Co Inc	160,731	14,964,056
MetLife Inc	135,200	7,978,152
MGIC Investment Corp	16,600	1,038,164
Moody’s Corp	45,200	3,121,512
Morgan Stanley	194,303	15,822,093
National City Corp	106,300	3,886,328
Northern Trust Corp	35,600	2,160,564
Paychex Inc	64,100	2,534,514
Plum Creek Timber Co Inc REIT	31,700	1,263,245
Principal Financial Group Inc	50,700	2,976,090
ProLogis REIT	46,900	2,850,113
Prudential Financial Inc	89,900	7,718,814
Public Storage Inc REIT	21,100	2,057,250
Realogy Corp *	40,179	1,218,227
Regions Financial Corp	129,179	4,831,295
Ryder System Inc	10,400	531,024
Safeco Corp	21,740	1,359,837
Simon Property Group Inc REIT	38,600	3,909,794
SLM Corp	75,600	3,687,012
Sovereign Bancorp Inc	64,995	1,650,223
State Street Corp	59,300	3,999,192
SunTrust Banks Inc	64,300	5,430,135
Synovus Financial Corp	53,950	1,663,278
T. Rowe Price Group Inc	44,400	1,943,388
The Allstate Corp	116,478	7,583,883
The Bank of New York Co Inc	138,300	5,444,871
The Bear Stearns Cos Inc	20,820	3,389,080
The Charles Schwab Corp	194,900	3,769,366
The Chubb Corp	71,800	3,798,938
The Goldman Sachs Group Inc	78,500	15,648,975
The Hartford Financial Services Group Inc	53,500	4,992,085
The PNC Financial Services Group Inc	51,400	3,805,656
The Progressive Corp	138,300	3,349,626
The St. Paul Travelers Cos Inc	122,242	6,563,173
The Western Union Co	141,837	3,179,986
Torchmark Corp	18,600	1,185,936
U.S. Bancorp	326,499	11,815,999
UnumProvident Corp	54,705	1,136,770
Vornado Realty Trust REIT	23,400	2,843,100
Wachovia Corp	352,423	20,070,490
Washington Mutual Inc	175,818	7,997,961
Wells Fargo & Co	610,510	21,709,736
XL Capital Ltd ‘A’ (Cayman)	32,000	2,304,640
Zions Bancorp	17,500	1,442,700

		537,315,078

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 25

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
Health Care - 11.36%

Abbott Laboratories ‡	277,700	$13,526,767
Aetna Inc	98,156	4,238,376
Allergan Inc	26,800	3,209,032
AmerisourceBergen Corp	36,800	1,654,528
Amgen Inc *	212,240	14,498,114
Barr Pharmaceuticals Inc *	19,000	952,280
Bausch & Lomb Inc	9,300	484,158
Baxter International Inc	115,100	5,339,489
Becton Dickinson & Co	43,500	3,051,525
Biogen Idec Inc *	60,430	2,972,552
Biomet Inc	44,065	1,818,563
Boston Scientific Corp *	206,589	3,549,199
Bristol-Myers Squibb Co	350,900	9,235,688
C.R. Bard Inc	19,600	1,626,212
Cardinal Health Inc	75,575	4,869,297
Caremark Rx Inc	79,634	4,547,926
Celgene Corp *	64,400	3,704,932
Coventry Health Care Inc *	28,600	1,431,430
Eli Lilly & Co	180,900	9,424,890
Express Scripts Inc *	25,900	1,854,440
Forest Laboratories Inc *	60,300	3,051,180
Genzyme Corp *	45,300	2,789,574
Gilead Sciences Inc *	80,600	5,233,358
Health Management Associates Inc ‘A’	43,100	909,841
Hospira Inc *	27,260	915,391
Humana Inc *	28,400	1,570,804
IMS Health Inc	35,190	967,008
Johnson & Johnson ‡	530,322	35,011,858
King Pharmaceuticals Inc *	40,133	638,917
Laboratory Corp of America Holdings *	23,300	1,711,851
Manor Care Inc	16,000	750,720
McKesson Corp	53,439	2,709,357
Medco Health Solutions Inc *	52,785	2,820,850
MedImmune Inc *	46,000	1,489,020
Medtronic Inc	211,400	11,312,014
Merck & Co Inc	396,600	17,291,760
Millipore Corp *	9,152	609,523
Mylan Laboratories Inc	44,550	889,218
Patterson Cos Inc *	24,700	877,097
Pfizer Inc	1,321,997	34,239,722
Quest Diagnostics Inc	31,600	1,674,800
Schering-Plough Corp	262,200	6,198,408
St. Jude Medical Inc *	64,724	2,366,309
Stryker Corp	55,400	3,053,094
Tenet Healthcare Corp *	88,050	613,709
Thermo Fisher Scientific Inc *	70,500	3,192,945
UnitedHealth Group Inc	244,204	13,121,081
Watson Pharmaceuticals Inc *	19,200	499,776
WellPoint Inc *	114,136	8,981,393
Wyeth	244,000	12,424,480
Zimmer Holdings Inc *	43,930	3,443,233

		273,347,689

Integrated Oils - 7.07%

Chevron Corp	400,734	29,465,971
ConocoPhillips	298,739	21,494,271
Exxon Mobil Corp	1,062,178	81,394,700
Hess Corp	46,200	2,290,134
Marathon Oil Corp	66,809	6,179,832
Murphy Oil Corp	30,900	1,571,265
Noble Corp (Cayman)	23,600	1,797,140
Occidental Petroleum Corp	153,100	7,475,873
Schlumberger Ltd (Netherlands)	214,700	13,560,452
Transocean Inc * (Cayman)	59,089	4,779,709

		170,009,347

Materials & Processing - 3.31%

Air Products & Chemicals Inc	40,100	2,818,228
Alcoa Inc	154,972	4,650,710
Allegheny Technologies Inc	17,602	1,596,149
American Standard Cos Inc	32,300	1,480,955
Archer-Daniels-Midland Co	115,194	3,681,600
Ashland Inc	11,700	809,406
Avery Dennison Corp	17,700	1,202,361
Ball Corp	19,400	845,840
Bemis Co Inc	17,900	608,242
E.I. du Pont de Nemours & Co	163,682	7,972,950
Eastman Chemical Co	14,025	831,823
Ecolab Inc	35,780	1,617,256
Fluor Corp	16,300	1,330,895
Freeport-McMoRan Copper & Gold Inc ‘B’	35,200	1,961,696
Hercules Inc *	15,100	291,581
International Paper Co	85,927	2,930,111
Masco Corp	76,600	2,288,042
MeadWestvaco Corp	32,927	989,786
Monsanto Co	95,498	5,016,510
Newmont Mining Corp	84,122	3,798,108
Nucor Corp	58,500	3,197,610
Pactiv Corp *	26,700	952,923
Phelps Dodge Corp	36,900	4,417,668
PPG Industries Inc	31,100	1,996,931
Praxair Inc	56,000	3,322,480
Rohm & Haas Co	29,198	1,492,602
Sealed Air Corp	14,660	951,727
Sigma-Aldrich Corp	13,300	1,033,676
Temple-Inland Inc	21,700	998,851
The Dow Chemical Co	170,285	6,801,183
The Sherwin-Williams Co	22,000	1,398,760
United States Steel Corp	22,860	1,671,980
Vulcan Materials Co	16,800	1,509,816
Weyerhaeuser Co	43,300	3,059,145

		79,527,601

Multi-Industry - 4.57%

3M Co	136,700	10,653,031
Brunswick Corp	18,600	593,340
Eaton Corp	26,300	1,976,182
Fortune Brands Inc	26,100	2,228,679
General Electric Co	1,871,700	69,645,957
Honeywell International Inc	151,575	6,857,253
ITT Corp	32,300	1,835,286
Johnson Controls Inc	34,200	2,938,464
Textron Inc	22,700	2,128,579
Tyco International Ltd (Bermuda)	360,883	10,970,843

		109,827,614

Producer Durables - 4.17%

Agilent Technologies Inc *	78,332	2,729,870
American Power Conversion Corp	34,400	1,052,296
Applied Materials Inc	259,300	4,784,085
Caterpillar Inc	121,000	7,420,930
Centex Corp	23,800	1,339,226
Cooper Industries Ltd ‘A’ (Bermuda)	15,200	1,374,536
Cummins Inc	8,300	980,894
D.R. Horton Inc	50,200	1,329,798
Danaher Corp	45,000	3,259,800
Deere & Co	43,500	4,135,545
Dover Corp	35,500	1,740,210
Emerson Electric Co	147,000	6,478,290
Goodrich Corp	21,000	956,550
Illinois Tool Works Inc	79,400	3,667,486
Ingersoll-Rand Co Ltd ‘A’ (Bermuda)	58,800	2,300,844
KB Home	15,300	784,584
KLA-Tencor Corp	37,400	1,860,650

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 25

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
Lennar Corp ‘A’	28,002	$1,468,985
Lexmark International Inc ‘A’ *	20,400	1,493,280
Lockheed Martin Corp	66,242	6,098,901
Molex Inc	27,600	872,988
Northrop Grumman Corp	63,720	4,313,844
Novellus Systems Inc *	24,100	829,522
Pall Corp	20,166	696,735
Parker-Hannifin Corp	20,975	1,612,558
Pitney Bowes Inc	40,100	1,852,219
Pulte Homes Inc	41,100	1,361,232
Rockwell Collins Inc	31,200	1,974,648
Tektronix Inc	14,700	428,799
Teradyne Inc *	31,800	475,728
Terex Corp *	19,000	1,227,020
The Boeing Co	145,961	12,967,175
United Technologies Corp	183,400	11,466,168
W.W. Grainger Inc	13,800	965,172
Waters Corp *	21,800	1,067,546
Xerox Corp *	168,000	2,847,600

		100,215,714

Technology - 12.34%

ADC Telecommunications Inc *	25,868	375,862
Adobe Systems Inc *	103,900	4,272,368
Advanced Micro Devices Inc *	90,800	1,847,780
Affiliated Computer Services Inc ‘A’ *	22,000	1,074,480
Altera Corp *	64,900	1,277,232
Analog Devices Inc	64,700	2,126,689
Apple Computer Inc *	154,200	13,082,328
Applera Corp-Applied Biosystems Group	33,900	1,243,791
Autodesk Inc *	39,940	1,615,972
Avaya Inc *	74,262	1,038,183
BMC Software Inc *	38,200	1,230,040
Broadcom Corp ‘A’ *	81,464	2,632,102
CA Inc	88,173	1,997,118
Ciena Corp *	17,771	492,434
Cisco Systems Inc *	1,106,816	30,249,281
Citrix Systems Inc *	30,500	825,025
Cognizant Technology Solutions Corp ‘A’ *	25,400	1,959,864
Computer Sciences Corp *	31,900	1,702,503
Compuware Corp *	59,200	493,136
Comverse Technology Inc *	35,700	753,627
Corning Inc *	277,991	5,201,212
Dell Inc *	407,800	10,231,702
Electronic Data Systems Corp	89,100	2,454,705
EMC Corp *	424,050	5,597,460
General Dynamics Corp	71,080	5,284,798
Hewlett-Packard Co	500,473	20,614,483
Intel Corp	1,045,720	21,175,830
International Business Machines Corp	275,881	26,801,839
Intuit Inc *	64,600	1,970,946
Jabil Circuit Inc	29,600	726,680
JDS Uniphase Corp *	42,687	711,164
Juniper Networks Inc *	106,600	2,019,004
L-3 Communications Holdings Inc	20,776	1,699,061
Linear Technology Corp	55,200	1,673,664
LSI Logic Corp *	61,800	556,200
Maxim Integrated Products Inc	58,504	1,791,392
Micron Technology Inc *	125,100	1,746,396
Microsoft Corp	1,565,972	46,759,924
Motorola Inc	444,202	9,132,793
National Semiconductor Corp	59,700	1,355,190
NCR Corp *	34,400	1,470,944
Network Appliance Inc *	64,509	2,533,914
Novell Inc *	66,500	412,300
NVIDIA Corp *	66,900	2,475,969
Oracle Corp *	731,336	12,535,099
PerkinElmer Inc	18,800	417,924
PMC-Sierra Inc *	40,800	273,768
QLogic Corp *	34,900	765,008
QUALCOMM Inc	299,500	11,318,105
Raytheon Co	78,400	4,139,520
Rockwell Automation Inc	31,700	1,936,236
SanDisk Corp *	34,000	1,463,020
Sanmina-SCI Corp *	104,204	359,504
Solectron Corp *	144,866	466,469
Sun Microsystems Inc *	616,000	3,338,720
Symantec Corp *	186,235	3,883,000
Symbol Technologies Inc	41,283	616,768
Tellabs Inc *	89,100	914,166
Texas Instruments Inc	274,870	7,916,256
Unisys Corp *	55,800	437,472
Xilinx Inc	61,400	1,461,934

		296,930,354

Utilities - 7.49%

Allegheny Energy Inc *	26,300	1,207,433
Alltel Corp	67,900	4,106,592
Ameren Corp	40,000	2,149,200
American Electric Power Co Inc	69,560	2,961,865
AT&T Inc ‡	704,189	25,174,757
BellSouth Corp	329,200	15,508,612
CenterPoint Energy Inc	51,729	857,667
CenturyTel Inc	24,650	1,076,219
Citizens Communications Co	65,800	945,546
CMS Energy Corp *	43,700	729,790
Comcast Corp ‘A’ *	301,318	12,754,791
Comcast Corp Special ‘A’ *	82,170	3,441,280
Consolidated Edison Inc	46,000	2,211,220
Constellation Energy Group Inc	30,750	2,117,752
Dominion Resources Inc	62,585	5,247,126
DTE Energy Co	35,600	1,723,396
Duke Energy Corp	222,472	7,388,295
Edison International	58,300	2,651,484
Embarq Corp	26,291	1,381,855
Entergy Corp	39,600	3,655,872
Exelon Corp	118,924	7,360,206
FirstEnergy Corp	57,880	3,490,164
FPL Group Inc	74,800	4,070,616
KeySpan Corp	28,322	1,166,300
Kinder Morgan Inc	20,800	2,199,600
Nicor Inc	6,000	280,800
NiSource Inc	45,773	1,103,129
Peoples Energy Corp	5,600	249,592
PG&E Corp	66,500	3,147,445
Pinnacle West Capital Corp	16,000	811,040
PPL Corp	64,832	2,323,579
Progress Energy Inc	47,800	2,346,024
Public Service Enterprise Group Inc	43,500	2,887,530
Questar Corp	15,900	1,320,495
Qwest Communications International Inc *	279,192	2,336,837
Sempra Energy	44,458	2,491,426
Sprint Nextel Corp	545,427	10,303,116
TECO Energy Inc	32,700	563,421
The AES Corp *	119,082	2,624,567
The Southern Co	131,000	4,828,660
TXU Corp	85,920	4,657,723
Verizon Communications Inc	525,554	19,571,631
Windstream Corp	77,686	1,104,695
Xcel Energy Inc	70,179	1,618,328

		180,147,676

Total Common Stocks (Cost $1,980,610,399)		2,317,865,175

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 25

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 3.53%

Repurchase Agreement - 3.53%

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $84,991,059; collateralized by U.S. Treasury Bills: 4.865% due 06/14/07 and market value $86,650,800)	$84,950,000	$84,950,000

Total Short-Term Investment (Cost $84,950,000)		84,950,000

TOTAL INVESTMENTS - 99.88% (Cost $2,065,560,399)		2,402,815,175

OTHER ASSETS & LIABILITIES, NET - 0.12%		2,880,620

NET ASSETS - 100.00%		$2,405,695,795

Notes to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	22.33%
Technology	12.34%
Consumer Discretionary	11.88%
Health Care	11.36%
Utilities	7.49%
Consumer Staples	7.31%
Integrated Oils	7.07%
Multi-Industry	4.57%
Producer Durables	4.17%
Short-Term Investment	3.53%
Materials & Processing	3.31%
Energy	2.33%
Autos & Transportation	2.19%

99.88%
Other Assets & Liabilities, Net	0.12%

100.00%

(b)	Securities with an approximate aggregate market value of $27,069,000 were segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2006:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation

S&P 500 (03/07)	247	$88,076,363	$126,473

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 25

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
WARRANTS - 0.00%

Autos & Transportation - 0.00%

TIMCO Aviation Services Inc *
Exp. 02/27/07	362	$—

Total Warrants (Cost $0)		—

RIGHTS - 0.00%

Financial Services - 0.00%

Affordable Residential Communities Inc *
Exp. 01/23/07	25,300	22,347

Utilities - 0.00%

Revlon Inc *
Exp. 01/19/07	116,019	5,801

Total Rights (Cost $0)		28,148

COMMON STOCKS - 85.88%

Autos & Transportation - 3.19%

AAR Corp *	27,000	788,130
ABX Air Inc *	43,100	298,683
Accuride Corp *	10,000	112,600
Aftermarket Technology Corp *	14,528	309,156
AirTran Holdings Inc * ‡	67,200	788,928
Alaska Air Group Inc *	27,000	1,066,500
American Axle & Manufacturing Holdings Inc	34,000	645,660
American Commercial Lines Inc *	21,400	1,401,914
American Railcar Industries Inc	3,900	132,756
Arctic Cat Inc	13,700	240,983
Arkansas Best Corp	20,700	745,200
ArvinMeritor Inc	48,600	885,978
Atlas Air Worldwide Holdings Inc *	16,600	738,700
Bandag Inc	8,700	438,741
Bristow Group Inc *	19,400	700,146
Celadon Group Inc *	13,700	229,475
Commercial Vehicle Group Inc *	11,950	260,510
Cooper Tire & Rubber Co	44,200	632,060
Dynamex Inc *	5,300	123,808
EGL Inc *	23,250	692,385
ExpressJet Holdings Inc *	35,300	285,930
Fleetwood Enterprises Inc *	52,700	416,857
Florida East Coast Industries Inc	25,700	1,531,720
Forward Air Corp	23,350	675,515
FreightCar America Inc	10,300	571,135
Frontier Airlines Holdings Inc *	33,700	249,380
Fuel Systems Solutions Inc *	10,450	230,736
Genesee & Wyoming Inc ‘A’ *	26,750	701,920
GulfMark Offshore Inc *	12,994	486,106
Heartland Express Inc	49,443	742,634
Horizon Lines Inc ‘A’	10,600	285,776
Hub Group Inc ‘A’ *	29,600	815,480
JetBlue Airways Corp *	124,700	1,770,740
Keystone Automotive Industries Inc *	11,900	404,481
Knight Transportation Inc	42,393	722,801
Lear Corp	47,400	1,399,722
Marine Products Corp	7,350	86,289
Marten Transport Ltd *	8,200	150,306
Mesa Air Group Inc *	26,800	229,676
Miller Industries Inc *	4,400	105,600
Modine Manufacturing Co	28,100	703,343
Monaco Coach Corp	24,725	350,106
Navistar International Corp *	42,800	1,430,804
Noble International Ltd	8,450	169,422
Old Dominion Freight Line Inc *	20,800	500,656
P.A.M. Transportation Services Inc *	2,300	50,646
Pacer International Inc	27,800	827,606
Patriot Transportation Holding Inc *	200	18,672
PHI Inc *	7,700	252,021
Polaris Industries Inc	28,600	1,339,338
Quality Distribution Inc *	2,400	31,968
Quantum Fuel Systems Technologies Worldwide Inc *	32,100	51,360
RailAmerica Inc *	32,400	520,992
Republic Airways Holdings Inc *	19,800	332,244
Saia Inc *	13,450	312,174
Sauer-Danfoss Inc	4,400	141,900
Skywest Inc	48,900	1,247,439
Superior Industries International Inc	19,300	371,911
Tenneco Inc *	35,400	875,088
The Greenbrier Cos Inc	7,800	234,000
Titan International Inc	8,700	175,305
U.S. Xpress Enterprises Inc ‘A’ *	9,100	149,877
Universal Truckload Services Inc *	4,400	104,500
USA Truck Inc *	3,300	52,965
Visteon Corp *	95,300	808,144
Wabash National Corp	25,200	380,520
Werner Enterprises Inc	38,050	665,114
Westinghouse Air Brake Technologies Corp	35,910	1,090,946
Winnebago Industries Inc	24,100	793,131

		37,077,309

Consumer Discretionary - 17.04%

1-800-FLOWERS.COM Inc ‘A’ *	18,100	111,496
24/7 Real Media Inc *	29,600	267,880
99 Cents Only Stores *	35,000	425,950
A.C. Moore Arts & Crafts Inc *	10,300	223,201
Aaron Rents Inc ‡	32,074	923,090
ABM Industries Inc	34,000	772,140
Administaff Inc	17,200	735,644
ADVO Inc	23,450	764,470
Aeropostale Inc * ‡	40,400	1,247,148
AFC Enterprises Inc *	25,100	443,517
Ambassadors Group Inc	15,300	464,355
Ambassadors International Inc	2,500	114,050
AMERCO *	7,600	661,276
American Greetings Corp ‘A’	35,700	852,159
American Woodmark Corp	11,200	468,720
America’s Car-Mart Inc *	9,500	112,670
Ameristar Casinos Inc	19,100	587,134
AMN Healthcare Services Inc *	20,279	558,484
Applebee’s International Inc	50,300	1,240,901
aQuantive Inc *	56,300	1,388,358
Arbitron Inc	24,800	1,077,312
Asbury Automotive Group Inc	7,800	183,768
Aztar Corp *	27,400	1,491,108
Bally Technologies Inc *	38,600	721,048
Bally Total Fitness Holding Corp *	20,100	49,245
Banta Corp	19,800	720,720
Barrett Business Services Inc	1,800	42,156
bebe stores inc	14,000	277,060
Belo Corp ‘A’	61,600	1,131,592
Big 5 Sporting Goods Corp	13,400	327,228
Big Lots Inc *	88,400	2,026,128
BJ’s Restaurants Inc *	10,200	206,142
Blockbuster Inc ‘A’ *	132,400	700,396
Blue Nile Inc *	12,800	472,192

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 25

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
Blyth Inc	19,100	$396,325
Bob Evans Farms Inc	26,500	906,830
Books-A-Million Inc	14,600	331,128
Borders Group Inc	43,300	967,755
Bowne & Co Inc	28,900	460,666
Bright Horizons Family Solutions Inc *	19,400	750,004
Brightpoint Inc *	37,190	500,205
Brown Shoe Co Inc	21,000	1,002,540
Buffalo Wild Wings Inc *	7,200	383,040
Build-A-Bear Workshop Inc *	9,700	271,794
Cabela’s Inc *	23,700	571,881
Cache Inc *	8,950	225,898
California Pizza Kitchen Inc *	18,100	602,911
Callaway Golf Co	59,400	855,954
Carmike Cinemas Inc	13,000	265,070
Carter’s Inc *	39,500	1,007,250
Casella Waste Systems Inc ‘A’ *	16,300	199,349
Casual Male Retail Group Inc *	28,700	374,535
Catalina Marketing Corp	34,600	951,500
CBIZ Inc *	36,794	256,454
CBRL Group Inc	25,400	1,136,904
CDI Corp	11,900	296,310
CEC Entertainment Inc *	26,100	1,050,525
Central European Distribution Corp *	23,473	697,148
Central Garden & Pet Co *	18,000	871,560
Central Parking Corp	1,700	30,600
Century Casinos Inc *	8,500	94,860
Cenveo Inc *	43,300	917,960
Charlotte Russe Holding Inc *	11,400	350,550
Charming Shoppes Inc *	91,700	1,240,701
Charter Communications Inc ‘A’ *	338,700	1,036,422
Chemed Corp	17,600	650,848
Cherokee Inc	5,700	244,587
Chipotle Mexican Grill Inc ‘B’ *	19,500	1,014,000
Christopher & Banks Corp	29,300	546,738
Churchill Downs Inc	5,700	243,618
Citadel Broadcasting Corp	27,300	271,908
Citi Trends Inc *	4,500	178,380
CKE Restaurants Inc	44,300	815,120
CKX Inc *	32,600	382,398
Clark Inc	13,000	216,190
CMGI Inc *	342,000	458,280
CNET Networks Inc *	110,900	1,008,081
Coinmach Service Corp ‘A’	11,100	132,090
Coinstar Inc *	22,800	696,996
Columbia Sportswear Co	7,700	428,890
Conn’s Inc *	3,300	76,791
Consolidated Graphics Inc *	7,800	460,746
Core-Mark Holding Co Inc *	5,400	180,630
Corinthian Colleges Inc *	63,800	869,594
Cornell Cos Inc *	3,600	65,988
Cosi Inc *	15,500	78,895
Cost Plus Inc *	20,375	209,862
CoStar Group Inc *	12,400	664,144
Courier Corp	6,875	267,919
Covad Communications Group Inc *	193,300	266,754
Cox Radio Inc ‘A’ *	26,800	436,840
CRA International Inc *	8,400	440,160
Crocs Inc *	5,200	224,640
Cross Country Healthcare Inc *	23,800	519,316
Crown Media Holdings Inc ‘A’ *	15,500	56,265
CSK Auto Corp *	30,100	516,215
CSS Industries Inc	6,827	241,471
Cumulus Media Inc ‘A’ *	42,900	445,731
DEB Shops Inc	800	21,120
Deckers Outdoor Corp *	9,500	569,525
dELiA*s Inc *	18,246	191,401
Denny’s Corp *	82,800	389,988
DeVry Inc	45,100	1,262,800
Diamond Management & Technology Consultants Inc	21,600	268,704
Directed Electronics Inc *	2,300	26,335
Dollar Thrifty Automotive Group Inc *	19,500	889,395
Domino’s Pizza Inc	26,850	751,800
Dover Downs Gaming & Entertainment Inc	14,460	193,330
Dover Motorsports Inc	15,500	82,305
drugstore.com inc *	55,500	203,130
DSW Inc ‘A’ *	14,100	543,837
DTS Inc *	13,000	314,470
DynCorp International Inc ‘A’ *	12,300	195,201
EarthLink Inc *	90,200	640,420
Educate Inc *	11,800	84,016
Elizabeth Arden Inc *	19,200	365,760
Emmis Communications Corp ‘A’	24,400	201,056
Entercom Communications Corp ‘A’	23,400	659,412
Entravision Communications Corp ‘A’ *	44,800	368,256
Ethan Allen Interiors Inc	24,500	884,695
Exponent Inc *	11,900	222,054
Ezcorp Inc ‘A’ *	30,600	497,250
First Advantage Corp ‘A’ *	4,100	94,136
First Consulting Group Inc *	9,500	130,720
Fisher Communications Inc *	5,100	225,471
Forrester Research Inc *	10,300	279,233
Fossil Inc *	32,100	724,818
Fred’s Inc	28,367	341,539
FTD Group Inc *	9,500	169,955
FTI Consulting Inc *	29,574	824,819
Furniture Brands International Inc	33,400	542,082
G&K Services Inc ‘A’	16,500	641,685
Gaiam Inc ‘A’ *	15,400	210,672
Gatehouse Media Inc	12,420	230,515
Gaylord Entertainment Co *	30,100	1,532,993
Gemstar-TV Guide International Inc *	183,600	736,236
Genesco Inc *	18,800	701,240
Gevity HR Inc	21,800	516,442
Global Imaging Systems Inc *	39,200	860,440
Gray Television Inc	31,700	232,361
Great Wolf Resorts Inc *	18,300	255,468
Group 1 Automotive Inc	19,700	1,018,884
GSI Commerce Inc *	27,600	517,500
Guess? Inc *	13,700	868,991
Guitar Center Inc *	18,600	845,556
Harris Interactive Inc *	40,100	202,104
Hartmarx Corp *	17,200	121,432
Haverty Furniture Cos Inc	16,700	247,160
Heidrick & Struggles International Inc *	15,800	669,288
Hibbett Sporting Goods Inc *	26,612	812,464
Home Solutions of America Inc *	35,000	205,100
Hooker Furniture Corp	6,000	94,080
Hot Topic Inc *	34,350	458,229
Hudson Highland Group Inc *	22,700	378,636
Iconix Brand Group Inc *	22,500	436,275
ICT Group Inc *	2,900	91,611
IHOP Corp	13,600	716,720
IKON Office Solutions Inc	76,200	1,247,394
InfoSpace Inc *	21,800	447,118
infoUSA Inc	24,900	296,559
Insight Enterprises Inc *	39,325	742,063
Inter Parfums Inc	5,000	95,950
Internap Network Services Corp *	18,380	365,211
inVentiv Health Inc *	21,600	763,560
iPass Inc *	45,500	267,540
Isle of Capri Casinos Inc *	11,600	308,328
J. Crew Group Inc *	18,160	700,068
Jack in the Box Inc *	26,900	1,641,976
Jackson Hewitt Tax Service Inc	26,100	886,617
Jakks Pacific Inc *	20,400	445,536
Jo-Ann Stores Inc *	17,784	437,486

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 25

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
Jos. A. Bank Clothiers Inc *	15,827	$464,522
Journal Communications Inc ‘A’	24,100	303,901
Journal Register Co	25,600	186,880
K2 Inc *	29,000	382,510
Kellwood Co	22,200	721,944
Kelly Services Inc ‘A’	16,600	480,404
Kenexa Corp *	13,400	445,684
Kenneth Cole Productions Inc ‘A’	10,450	250,695
Kforce Inc *	21,500	261,655
Korn/Ferry International *	30,700	704,872
Krispy Kreme Doughnuts Inc *	44,800	497,280
K-Swiss Inc ‘A’	19,100	587,134
Labor Ready Inc *	41,600	762,528
Lakes Entertainment Inc *	12,300	132,717
Landry’s Restaurants Inc	12,100	364,089
Lawson Products Inc	4,717	216,463
La-Z-Boy Inc	39,300	466,491
LeapFrog Enterprises Inc *	31,700	300,516
LECG Corp *	15,100	279,048
Lee Enterprises Inc	30,500	947,330
Life Time Fitness Inc *	20,350	987,178
Lifetime Brands Inc	8,200	134,726
Lightbridge Inc *	24,400	330,376
LIN TV Corp ‘A’ *	28,700	285,565
Liquidity Services Inc *	9,800	168,658
Lithia Motors Inc ‘A’	11,100	319,236
Live Nation Inc *	43,600	976,640
LKQ Corp *	29,200	671,308
LodgeNet Entertainment Corp *	15,932	398,778
Lodgian Inc *	15,100	205,360
LoJack Corp *	17,000	290,360
Luby’s Inc *	15,800	172,062
Magna Entertainment Corp ‘A’ *	46,200	208,362
Maidenform Brands Inc *	10,800	195,696
Mannatech Inc	12,100	178,233
Marchex Inc ‘B’ *	16,500	220,770
Marcus Corp	15,900	406,722
MarineMax Inc *	9,800	254,114
Martha Stewart Living Omnimedia Inc ‘A’	18,700	409,530
Marvel Entertainment Inc *	39,300	1,057,563
Matthews International Corp ‘A’	23,800	936,530
MAXIMUS Inc	13,000	400,140
McCormick & Schmick’s Seafood Restaurants Inc *	5,300	127,412
Media General Inc ‘A’	14,200	527,814
Midas Inc *	14,800	340,400
Midway Games Inc *	26,400	184,272
Monarch Casino & Resort Inc *	5,500	131,340
Monro Muffler Brake Inc	8,750	307,125
Morgans Hotel Group Co *	9,700	164,221
Morton’s Restaurant Group Inc *	1,900	31,635
Movado Group Inc	16,600	481,400
MPS Group Inc *	76,900	1,090,442
MTR Gaming Group Inc *	23,600	288,392
Multimedia Games Inc *	25,000	240,000
MWI Veterinary Supply Inc *	2,000	64,600
National Presto Industries Inc	4,300	257,441
Nautilus Inc	24,325	340,550
Navigant Consulting Inc *	35,100	693,576
Net 1 U.E.P.S. Technologies Inc *	33,500	990,260
Netflix Inc *	31,600	817,176
NetRatings Inc *	9,800	171,598
New York & Co Inc *	10,900	142,572
NIC Inc *	28,300	140,651
Nu Skin Enterprises Inc ‘A’	42,600	776,598
Oakley Inc	20,400	409,224
O’Charley’s Inc *	20,500	436,240
On Assignment Inc *	13,500	158,625
Outdoor Channel Holdings Inc *	4,200	53,886
Overstock.com Inc *	10,800	170,640
Oxford Industries Inc	11,900	590,835
P.F. Chang’s China Bistro Inc *	22,000	844,360
Pacific Sunwear of California Inc *	53,900	1,055,362
Papa John’s International Inc *	18,600	539,586
ParkerVision Inc *	9,000	100,350
Parlux Fragrances Inc *	14,300	79,651
Payless ShoeSource Inc *	49,300	1,618,026
PeopleSupport Inc *	18,000	378,900
Perficient Inc *	8,900	146,049
Perry Ellis International Inc *	8,900	364,900
PetMed Express Inc *	17,800	237,630
PHH Corp *	39,400	1,137,478
Phillips-Van Heusen Corp	43,300	2,172,361
Pier 1 Imports Inc	61,400	365,330
Pinnacle Entertainment Inc *	37,900	1,256,006
Playboy Enterprises Inc ‘B’ *	22,300	255,558
Playtex Products Inc *	33,600	483,504
Pre-Paid Legal Services Inc *	9,200	359,996
Prestige Brands Holdings Inc *	24,600	320,292
priceline.com Inc *	19,349	843,810
PriceSmart Inc *	400	7,164
PRIMEDIA Inc *	144,100	243,529
Private Media Group Inc *	6,800	27,404
Progressive Gaming International Corp *	27,000	244,890
ProQuest Co *	19,700	205,865
Quiksilver Inc *	84,100	1,324,575
Radio One Inc ‘D’ *	56,200	378,788
RARE Hospitality International Inc *	28,175	927,803
RC2 Corp *	13,200	580,800
Red Robin Gourmet Burgers Inc *	12,300	440,955
Regis Corp	33,800	1,336,452
Renaissance Learning Inc	5,800	102,834
Rent-A-Center Inc *	48,300	1,425,333
Resources Connection Inc *	35,600	1,133,504
Restoration Hardware Inc *	29,300	249,343
Retail Ventures Inc *	11,200	213,248
Revlon Inc ‘A’ *	116,019	148,504
Riviera Holdings Corp *	5,400	130,464
Rollins Inc	25,425	562,147
Ruby Tuesday Inc	43,700	1,199,128
Rush Enterprises Inc ‘A’ *	14,700	248,724
Russ Berrie & Co Inc *	12,400	191,580
Ruth’s Chris Steak House Inc *	8,700	159,036
Salem Communications Corp ‘A’	7,400	88,430
Schawk Inc	8,400	164,136
Scholastic Corp *	24,800	888,832
School Specialty Inc *	18,100	678,569
Sealy Corp	10,100	148,975
Select Comfort Corp *	41,850	727,772
Shoe Carnival Inc *	6,200	195,920
Shuffle Master Inc *	27,875	730,325
Sinclair Broadcast Group Inc ‘A’	33,700	353,850
SIRVA Inc *	29,400	102,312
SITEL Corp *	29,300	123,646
Six Flags Inc *	61,400	321,736
Skechers U.S.A. Inc ‘A’ *	10,900	363,079
Sohu.com Inc *	21,100	506,400
Sonic Automotive Inc ‘A’	19,000	551,760
Sonic Corp *	45,760	1,095,952
Source Interlink Cos Inc *	32,000	261,120
Spanish Broadcasting System Inc ‘A’ *	32,950	135,424
Spectrum Brands Inc *	23,200	252,880
Speedway Motorsports Inc	11,300	433,920
Spherion Corp *	49,360	366,745
Stage Stores Inc	21,599	656,394
Stamps.com Inc *	15,849	249,622
Standard Parking Corp *	1,500	57,615
Stanley Furniture Co Inc	12,000	257,400

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 25

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
StarTek Inc	12,500	$169,250
Stein Mart Inc	19,400	257,244
Steinway Musical Instruments Inc *	5,400	167,670
Steven Madden Ltd	17,500	614,075
Stewart Enterprises Inc ‘A’	79,900	499,375
Strayer Education Inc	11,600	1,230,180
Sun-Times Media Group Inc ‘A’	66,700	327,497
Synagro Technologies Inc	65,300	288,626
Take-Two Interactive Software Inc *	48,400	859,584
TeleTech Holdings Inc *	29,700	709,236
Tempur-Pedic International Inc *	32,800	671,088
Tetra Tech Inc *	42,518	769,151
Texas Roadhouse Inc ‘A’ *	36,600	485,316
The Advisory Board Co *	13,800	738,852
The Bon-Ton Stores Inc	7,800	270,270
The Buckle Inc	5,100	259,335
The Cato Corp ‘A’	25,100	575,041
The Children’s Place Retail Stores Inc *	17,700	1,124,304
The Dress Barn Inc *	37,140	866,476
The Finish Line Inc ‘A’	29,800	425,544
The Geo Group Inc *	17,250	647,220
The Gymboree Corp *	26,400	1,007,424
The Knot Inc *	13,500	354,240
The Men’s Wearhouse Inc	32,900	1,258,754
The Pantry Inc *	15,600	730,704
The Pep Boys-Manny, Moe & Jack	43,000	638,980
The Providence Service Corp *	12,300	309,099
The Reader’s Digest Association Inc	78,100	1,304,270
The Steak n Shake Co *	20,860	367,136
The Stride Rite Corp	32,500	490,100
The Talbots Inc	16,700	402,470
The Timberland Co ‘A’ *	34,000	1,073,720
The Topps Co Inc	25,500	226,950
The Warnaco Group Inc *	32,500	824,850
The Wet Seal Inc ‘A’ *	39,700	264,799
The Yankee Candle Co Inc	30,100	1,031,828
THQ Inc *	51,300	1,668,276
TiVo Inc *	64,700	331,264
Travelzoo Inc *	3,500	104,825
Triarc Cos Inc ‘B’	42,400	848,000
True Religion Apparel Inc *	12,800	195,968
Trump Entertainment Resorts Inc *	17,000	310,080
Tuesday Morning Corp	26,600	413,630
Tupperware Brands Corp	42,800	967,708
Tween Brands Inc *	26,600	1,062,138
Under Armour Inc ‘A’ *	17,200	867,740
UniFirst Corp	6,700	257,347
United Natural Foods Inc *	31,200	1,120,704
United Online Inc	43,650	579,672
United Stationers Inc *	23,400	1,092,546
Universal Electronics Inc *	10,200	214,404
Universal Technical Institute Inc *	17,000	377,570
USANA Health Sciences Inc *	8,900	459,774
Vail Resorts Inc *	22,400	1,003,968
Valassis Communications Inc *	36,800	533,600
ValueClick Inc *	70,060	1,655,518
ValueVision Media Inc ‘A’ *	22,600	296,964
Vertrue Inc *	7,300	280,393
Viad Corp	16,400	665,840
Volcom Inc *	6,600	195,162
Volt Information Sciences Inc *	7,600	381,596
Waste Connections Inc *	35,500	1,475,025
Waste Industries USA Inc	2,000	61,040
Waste Services Inc *	15,567	153,332
Watson Wyatt Worldwide Inc ‘A’	31,280	1,412,292
WebSideStory Inc *	17,100	216,486
West Marine Inc *	11,500	198,605
Westwood One Inc	44,400	313,464
Weyco Group Inc	800	19,880
Wireless Facilities Inc *	38,700	110,295
WMS Industries Inc *	18,500	644,910
Wolverine World Wide Inc	44,000	1,254,880
World Fuel Services Corp	20,400	906,984
World Wrestling Entertainment Inc ‘A’	14,500	236,350
Zale Corp *	35,400	998,634
Zumiez Inc *	8,400	248,136

		197,733,159

Consumer Staples - 1.86%

Alliance One International Inc *	79,000	557,740
Arden Group Inc ‘A’	800	99,048
Aurora Foods Inc *	400	4
Casey’s General Stores Inc	37,300	878,415
Chiquita Brands International Inc	27,000	431,190
Coca-Cola Bottling Co Consolidated	3,400	232,662
Diamond Foods Inc	8,300	157,783
Farmer Brothers Co	4,900	104,615
Flowers Foods Inc	38,675	1,043,838
Green Mountain Coffee Roasters Inc *	1,900	93,537
Imperial Sugar Co	7,400	179,154
Ingles Markets Inc ‘A’	12,700	378,333
J&J Snack Foods Corp	10,100	418,140
Jones Soda Co *	22,500	276,750
Lance Inc	25,300	508,024
Longs Drug Stores Corp	21,600	915,408
M&F Worldwide Corp *	7,300	184,398
Maui Land & Pineapple Co Inc *	2,500	84,800
Medifast Inc *	11,500	144,670
Nash Finch Co	12,800	349,440
National Beverage Corp	5,600	78,568
NBTY Inc *	43,300	1,799,981
Pathmark Stores Inc *	46,300	516,245
Peet’s Coffee & Tea Inc *	12,320	323,277
Performance Food Group Co *	28,600	790,504
Pilgrim’s Pride Corp	27,500	809,325
Premium Standard Farms Inc	10,200	189,414
Ralcorp Holdings Inc *	21,824	1,110,623
Reddy Ice Holdings Inc	16,000	413,120
Ruddick Corp	29,000	804,750
Sanderson Farms Inc	14,550	440,720
Schweitzer-Mauduit International Inc	13,800	359,490
Seaboard Corp	300	529,500
Sensient Technologies Corp	34,300	843,780
Smart & Final Inc *	10,300	194,670
Spartan Stores Inc	15,600	326,508
The Boston Beer Co Inc ‘A’ *	10,200	366,996
The Great Atlantic & Pacific Tea Co Inc	12,000	308,880
The Hain Celestial Group Inc *	23,000	717,830
Tootsie Roll Industries Inc	23,074	754,520
TreeHouse Foods Inc *	19,800	617,760
Universal Corp	19,000	931,190
Vector Group Ltd	30,834	547,295
Weis Markets Inc	9,400	377,034
Wild Oats Markets Inc *	24,700	355,186

		21,545,115

Energy - 3.83%

Allis-Chalmers Energy Inc *	6,100	140,544
Alon USA Energy Inc	8,900	234,159
Alpha Natural Resources Inc *	35,100	499,473
Arena Resources Inc *	5,800	247,718
Atlas America Inc *	12,849	654,914
ATP Oil & Gas Corp *	15,200	601,464
Atwood Oceanics Inc *	21,900	1,072,443
Aurora Oil & Gas Corp *	38,000	121,980
Aventine Renewable Energy Holdings Inc *	25,230	594,419
Basic Energy Services Inc *	6,300	155,295
Berry Petroleum Co ‘A’	23,800	738,038

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 25

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
Bill Barrett Corp *	18,200	$495,222
Bois d’Arc Energy Inc *	7,000	102,410
Brigham Exploration Co *	41,900	306,289
Bronco Drilling Co Inc *	6,900	118,611
Callon Petroleum Co *	13,900	208,917
Capstone Turbine Corp *	57,000	70,110
CARBO Ceramics Inc	16,800	627,816
Carrizo Oil & Gas Inc *	18,100	525,262
Clayton Williams Energy Inc *	5,000	181,550
Complete Production Services Inc *	15,200	322,240
Comstock Resources Inc *	31,800	987,708
Crosstex Energy Inc	16,800	532,392
Dawson Geophysical Co *	8,300	302,369
Delek U.S. Holdings Inc	2,100	34,419
Dril-Quip Inc *	18,400	720,544
Edge Petroleum Corp *	16,500	300,960
Encore Acquisition Co *	37,750	926,008
Energy Partners Ltd *	31,900	778,998
Evergreen Energy Inc *	54,500	539,005
Evergreen Solar Inc *	53,500	404,995
EXCO Resources Inc *	30,100	508,991
FuelCell Energy Inc *	39,300	253,878
Gasco Energy Inc *	54,300	133,035
GeoGlobal Resources Inc *	12,500	98,125
Goodrich Petroleum Corp *	9,900	358,182
Grey Wolf Inc *	141,800	972,748
Gulf Island Fabrication Inc	9,900	365,310
Gulfport Energy Corp *	2,700	36,693
Hanover Compressor Co *	71,300	1,346,857
Harvest Natural Resources Inc *	32,800	348,664
Hercules Offshore Inc *	12,200	352,580
Hornbeck Offshore Services Inc *	15,350	547,995
Hydril Co LP *	13,500	1,015,065
Input/Output Inc *	52,400	714,212
International Coal Group Inc *	75,800	413,110
James River Coal Co *	10,300	95,584
Lufkin Industries Inc	10,100	586,608
Mariner Energy Inc *	49,500	970,200
MarkWest Hydrocarbon Inc	850	41,268
Matrix Service Co *	10,500	169,050
McMoRan Exploration Co *	22,200	315,684
Meridian Resource Corp *	74,600	230,514
Metretek Technologies Inc *	14,600	179,872
NATCO Group Inc ‘A’ *	12,900	411,252
Newpark Resources Inc *	72,800	524,888
Oil States International Inc *	33,800	1,089,374
Ormat Technologies Inc	3,900	143,598
Pacific Ethanol Inc *	18,100	278,559
Parallel Petroleum Corp *	23,700	416,409
Parker Drilling Co *	87,900	718,143
Penn Virginia Corp	13,800	966,552
Petrohawk Energy Corp *	109,262	1,256,513
Petroleum Development Corp *	14,300	615,615
PetroQuest Energy Inc *	33,700	429,338
Pioneer Drilling Co *	26,100	346,608
Plug Power Inc *	42,742	166,266
Quest Resource Corp *	9,500	95,950
Rentech Inc *	91,200	343,824
Resource America Inc ‘A’	11,600	306,240
Rosetta Resources Inc *	37,400	698,258
RPC Inc	27,862	470,311
Stone Energy Corp *	19,551	691,128
Sulphco Inc *	18,900	89,208
Superior Energy Services Inc * λ	1	20
Superior Well Services Inc *	6,900	176,364
Swift Energy Co *	22,600	1,012,706
Syntroleum Corp *	37,000	128,020
T-3 Energy Services Inc *	800	17,640
The Exploration Co of Delaware Inc *	27,000	360,180
The Houston Exploration Co *	23,100	1,196,118
Toreador Resources Corp *	9,500	244,815
Transmeridian Exploration Inc *	41,800	144,210
Trico Marine Services Inc *	6,000	229,860
Union Drilling Inc *	4,700	66,176
Universal Compression Holdings Inc *	20,600	1,279,466
VeraSun Energy Corp *	15,290	301,978
Veritas DGC Inc *	28,200	2,414,766
Warren Resources Inc *	34,600	405,512
Western Refining Inc	14,000	356,440
Westmoreland Coal Co *	2,400	47,208
W-H Energy Services Inc *	23,500	1,144,215
Whiting Petroleum Corp *	27,350	1,274,510

		44,458,735

Financial Services - 20.39%

1st Source Corp	9,373	301,154
21st Century Insurance Group	24,200	427,130
Acadia Realty Trust REIT	23,500	587,970
Accredited Home Lenders Holding Co *	17,281	471,426
Advance America Cash Advance Centers Inc	50,000	732,500
Advanta Corp ‘B’	14,300	623,909
Advent Software Inc *	18,000	635,220
Affirmative Insurance Holdings Inc	10,200	165,954
Agree Realty Corp REIT	8,600	295,582
Alabama National Bancorp	11,100	762,903
Alexander’s Inc REIT *	1,500	629,475
Alexandria Real Estate Equities Inc REIT	23,080	2,317,232
Alfa Corp	24,100	453,321
AMCORE Financial Inc	16,200	529,254
American Campus Communities Inc REIT	16,500	469,755
American Equity Investment Life Holding Co	34,100	444,323
American Financial Realty Trust REIT	86,800	992,992
American Home Mortgage Investment Corp REIT	34,801	1,222,211
American Physicians Capital Inc *	9,900	396,396
AmericanWest Bancorp	11,360	275,139
Ameris Bancorp	9,640	271,655
Anchor BanCorp Wisconsin Inc	17,700	510,114
Anthracite Capital Inc REIT	36,800	468,464
Anworth Mortgage Asset Corp REIT	44,100	419,391
Apollo Investment Corp	61,070	1,367,970
Arbor Realty Trust Inc REIT	12,600	379,134
Ares Capital Corp ‡	37,774	721,861
Argonaut Group Inc *	24,800	864,528
Arrow Financial Corp	6,468	160,212
Ashford Hospitality Trust Inc REIT	41,000	510,450
Asset Acceptance Capital Corp *	9,400	158,108
Asta Funding Inc	10,500	319,620
Baldwin & Lyons Inc ‘B’	8,600	219,644
BancFirst Corp	5,200	280,800
BancTrust Financial Group Inc	4,700	119,944
Bank Mutual Corp	38,347	464,382
Bank of Granite Corp	11,937	226,445
Bank of the Ozarks Inc	8,800	290,928
BankAtlantic Bancorp Inc ‘A’	34,900	481,969
BankFinancial Corp	18,100	322,361
Bankrate Inc *	9,400	356,730
BankUnited Financial Corp ‘A’	23,600	659,856
Banner Corp	7,100	314,814
Berkshire Hills Bancorp Inc	6,400	214,144
BFC Financial Corp ‘A’ *	18,800	120,132
BioMed Realty Trust Inc REIT	49,010	1,401,686
Boston Private Financial Holdings Inc	25,870	729,793
Bristol West Holdings Inc	11,300	178,879
Brookline Bancorp Inc	45,042	593,203
Cadence Financial Corp	11,541	250,093
Calamos Asset Management Inc ‘A’	17,100	458,793
Camden National Corp	3,700	170,644

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 25

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
Capital City Bank Group Inc	9,656	$340,857
Capital Corp of the West	7,040	225,914
Capital Lease Funding Inc REIT	32,600	378,160
Capital Southwest Corp	1,700	214,608
Capital Trust Inc ‘A’ REIT	7,300	364,562
Capitol Bancorp Ltd	9,000	415,800
Cardinal Financial Corp	14,200	145,550
Cascade Bancorp	19,125	593,449
Cash America International Inc	24,200	1,134,980
Cass Information Systems Inc	1,800	65,124
Cathay General Bancorp	35,448	1,223,310
Cedar Shopping Centers Inc REIT	21,400	340,474
Centennial Bank Holdings Inc *	43,700	413,402
Center Financial Corp	8,400	201,348
Centerstate Banks of Florida Inc	2,300	48,070
CentraCore Properties Trust REIT	8,000	258,640
Central Pacific Financial Corp	21,098	817,758
Charter Financial Corp	1,100	56,672
CharterMac	38,600	828,742
Chemical Financial Corp	18,540	617,382
Chittenden Corp	31,917	979,533
Citizens Banking Corp	31,600	837,400
Citizens First Bancorp Inc	3,400	104,516
City Bank	9,600	343,680
City Holding Co	14,906	609,506
Clayton Holdings Inc *	2,200	41,162
Clifton Savings Bancorp Inc	6,200	75,578
CNA Surety Corp *	8,000	172,000
Coastal Financial Corp	12,424	208,102
CoBiz Inc	10,925	240,787
Cohen & Steers Inc	5,600	224,952
Columbia Bancorp	3,700	97,865
Columbia Banking System Inc	11,875	417,050
Community Bancorp *	4,600	138,874
Community Bank System Inc	21,800	501,400
Community Banks Inc	17,665	490,380
Community Trust Bancorp Inc	11,085	460,360
CompuCredit Corp *	14,800	589,188
Corporate Office Properties Trust REIT	24,700	1,246,609
Corus Bankshares Inc	32,500	749,775
Cousins Properties Inc REIT	28,300	998,141
Crawford & Co ‘B’	23,600	172,280
Credit Acceptance Corp *	4,530	150,985
Crescent Real Estate Equity Co REIT	53,300	1,052,675
CVB Financial Corp	45,169	653,144
CyberSource Corp *	17,000	187,340
Darwin Professional Underwriters Inc *	8,500	199,325
Deerfield Triarc Capital Corp REIT	31,100	526,523
Delphi Financial Group Inc ‘A’	32,540	1,316,568
Deluxe Corp	38,500	970,200
DiamondRock Hospitality Co REIT	40,900	736,609
Digital Insight Corp *	25,600	985,344
Digital Realty Trust Inc REIT	15,610	534,330
Dime Community Bancshares Inc	18,475	258,835
Direct General Corp	11,800	243,552
Dollar Financial Corp *	10,400	289,744
Donegal Group Inc ‘A’	9,577	187,613
Doral Financial Corp	66,500	190,855
Downey Financial Corp	14,200	1,030,636
EastGroup Properties Inc REIT	15,500	830,180
Education Realty Trust Inc REIT	25,600	378,112
eFunds Corp *	37,400	1,028,500
Electro Rent Corp *	12,700	212,090
EMC Insurance Group Inc	4,100	139,892
Enterprise Financial Services Corp	2,700	87,966
Entertainment Properties Trust REIT	21,800	1,273,992
Equity Inns Inc REIT	45,200	721,392
Equity Lifestyle Properties Inc REIT	15,800	859,994
Equity One Inc REIT	28,200	751,812
eSpeed Inc ‘A’ *	23,700	206,901
Euronet Worldwide Inc *	23,800	706,622
Extra Space Storage Inc REIT	34,450	629,057
F.N.B. Corp	42,540	777,206
Farmers Capital Bank Corp	3,400	116,042
FBL Financial Group Inc ‘A’	9,928	387,986
Federal Agricultural Mortgage Corp ‘C’	8,200	222,466
FelCor Lodging Trust Inc REIT	40,400	882,336
Fidelity Bankshares Inc	18,650	739,846
Fieldstone Investment Corp REIT	33,900	148,482
Financial Federal Corp	21,649	636,697
First Acceptance Corp *	12,400	132,928
First BanCorp	53,030	505,376
First Bancorp NC	8,400	183,456
First Busey Corp	10,500	242,025
First Cash Financial Services Inc *	20,300	525,161
First Charter Corp	23,000	565,800
First Commonwealth Financial Corp	50,314	675,717
First Community Bancorp	20,162	1,053,868
First Community Bancshares Inc	7,348	290,687
First Financial Bancorp	24,842	412,626
First Financial Bankshares Inc	15,316	641,128
First Financial Corp	12,700	450,215
First Financial Holdings Inc	11,700	458,406
First Indiana Corp	13,013	330,010
First Industrial Realty Trust Inc REIT	33,100	1,552,059
First Merchants Corp	13,606	369,947
First Midwest Bancorp Inc	39,458	1,526,235
First Niagara Financial Group Inc	82,283	1,222,725
First Place Financial Corp	9,200	216,108
First Potomac Realty Trust REIT	17,400	506,514
First Regional Bancorp *	6,000	204,540
First Republic Bank	18,150	709,302
First South Bancorp Inc VA	2,850	90,886
First State Bancorp	17,000	420,750
FirstFed Financial Corp *	14,000	937,580
FirstMerit Corp	54,800	1,322,872
Flagstar Bancorp Inc	30,000	445,200
Flushing Financial Corp	12,125	206,974
FNB Corp	4,700	195,285
FPIC Insurance Group Inc *	7,700	300,069
Franklin Bank Corp *	15,900	326,586
Franklin Street Properties Corp REIT	32,100	675,705
Fremont General Corp	48,700	789,427
Friedman Billings Ramsey Group Inc ‘A’ REIT	101,500	812,000
Frontier Financial Corp	29,398	859,304
GAMCO Investors Inc ‘A’	5,000	192,300
GB&T Bancshares Inc	7,574	167,916
Getty Realty Corp REIT	13,000	401,700
GFI Group Inc *	7,300	454,498
Glacier Bancorp Inc	35,859	876,394
Gladstone Capital Corp	11,800	281,548
Gladstone Investment Corp	9,700	148,507
Glimcher Realty Trust REIT	29,900	798,629
Global Cash Access Holdings Inc *	20,400	331,092
GMH Communities Trust REIT	29,360	298,004
Gramercy Capital Corp REIT	8,950	276,466
Great American Financial Resources Inc	7,450	171,722
Great Southern Bancorp Inc	7,800	230,178
Greater Bay Bancorp	40,500	1,066,365
Greene County Bancshares Inc	6,400	254,272
Greenhill & Co Inc	14,400	1,062,720
H&E Equipment Services Inc *	6,200	153,574
Hancock Holding Co	18,600	982,824
Hanmi Financial Corp	30,138	679,009
Harleysville Group Inc	11,100	386,502
Harleysville National Corp	25,713	496,518
Harris & Harris Group Inc *	20,600	249,054
Healthcare Realty Trust Inc REIT	32,500	1,285,050

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 25

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
HealthExtras Inc *	18,600	$448,260
Heartland Financial USA Inc	7,850	226,472
Heartland Payment Systems Inc	7,300	206,225
Heritage Commerce Corp	8,800	234,432
Hersha Hospitality Trust REIT	30,900	350,406
Highland Hospitality Corp REIT	38,900	554,325
Highwoods Properties Inc REIT	40,040	1,632,030
Hilb Rogal & Hobbs Co	24,300	1,023,516
Home Properties Inc REIT	27,300	1,618,071
HomeBanc Corp REIT	41,900	177,237
Horace Mann Educators Corp	36,600	739,320
Horizon Financial Corp	9,124	219,523
Huron Consulting Group Inc *	10,900	494,206
Hypercom Corp *	39,700	252,095
IBERIABANK Corp	8,525	503,401
Impac Mortgage Holdings Inc REIT	59,900	527,120
Independence Holding Co	3,700	80,771
Independent Bank Corp MA	11,200	403,536
Independent Bank Corp MI	17,006	430,082
Infinity Property & Casualty Corp	14,500	701,655
Inland Real Estate Corp REIT	50,000	936,000
Innkeepers USA Trust REIT	30,300	469,650
Integra Bank Corp	14,900	410,048
Interactive Data Corp	22,200	533,688
Interchange Financial Services Corp NJ	12,875	295,996
International Bancshares Corp	31,200	964,392
International Securities Exchange Holdings Inc	26,500	1,239,935
Interpool Inc	4,700	109,792
Intervest Bancshares Corp *	5,900	203,019
INVESTools Inc *	28,100	387,499
Investors Bancorp Inc *	39,300	618,189
Investors Real Estate Trust REIT	41,600	426,816
Irwin Financial Corp	11,900	269,297
ITLA Capital Corp	4,100	237,431
Jack Henry & Associates Inc	63,500	1,358,900
James River Group Inc *	3,500	113,120
JER Investors Trust Inc REIT	13,300	274,911
John H. Harland Co	22,000	1,104,400
Kansas City Life Insurance Co	2,000	100,160
Kearny Financial Corp	16,200	260,172
Kite Realty Group Trust REIT	21,110	393,068
KKR Financial Corp REIT	55,200	1,478,808
KNBT Bancorp Inc	21,400	358,022
Knight Capital Group Inc ‘A’ *	77,300	1,481,841
Kronos Inc *	23,712	871,179
LaBranche & Co Inc *	39,200	385,336
Lakeland Bancorp Inc	11,131	165,852
Lakeland Financial Corp	8,900	227,217
LandAmerica Financial Group Inc	12,700	801,497
LaSalle Hotel Properties REIT	30,400	1,393,840
Lexington Corporate Properties Trust REIT ‡	43,960	985,583
Longview Fibre Co REIT	61,417	1,348,103
LTC Properties Inc REIT	16,800	458,808
Luminent Mortgage Capital Inc REIT	29,000	281,590
Macatawa Bank Corp	10,200	216,852
MAF Bancorp Inc	24,361	1,088,693
Maguire Properties Inc REIT	30,700	1,228,000
MainSource Financial Group Inc	11,660	197,525
MarketAxess Holdings Inc *	22,600	306,682
Marlin Business Services Corp *	4,700	112,941
MB Financial Inc	16,451	618,722
MBT Financial Corp	9,754	149,431
MCG Capital Corp	38,200	776,224
McGrath RentCorp	16,300	499,269
Meadowbrook Insurance Group Inc *	21,500	212,635
Medallion Financial Corp	5,600	69,272
Medical Properties Trust Inc REIT	21,300	325,890
Mercantile Bank Corp	5,912	222,882
Mercantile Bankshares Corp	1	47
MetroCorp Bancshares Inc	900	18,936
MFA Mortgage Investments Inc REIT	72,100	554,449
Mid-America Apartment Communities Inc REIT	15,800	904,392
Mid-State Bancshares	19,900	724,161
Midwest Banc Holdings Inc	12,000	285,000
Morningstar Inc *	8,500	382,925
MortgageIT Holdings Inc REIT	15,950	235,262
Move Inc *	125,218	689,951
MVC Capital Inc	7,700	102,872
Nara Bancorp Inc	15,700	328,444
NASB Financial Inc	500	20,675
National City Corp	2	73
National Financial Partners Corp	27,700	1,217,969
National Health Investors Inc REIT	17,400	574,200
National Interstate Corp	8,700	211,410
National Penn Bancshares Inc	35,526	719,401
National Retail Properties Inc REIT	42,800	982,260
National Western Life Insurance Co ‘A’	1,700	391,238
Nationwide Health Properties Inc REIT	55,300	1,671,166
Navigators Group Inc *	9,400	452,892
NBT Bancorp Inc	25,395	647,826
NetBank Inc	34,300	159,152
NewAlliance Bancshares Inc	81,500	1,336,600
Newcastle Investment Corp REIT	32,600	1,021,032
NGP Capital Resources Co	19,582	327,998
Northern Empire Bankshares *	4,305	127,170
NorthStar Realty Finance Corp REIT	30,500	505,385
Northwest Bancorp Inc	13,800	378,948
NovaStar Financial Inc REIT	24,300	647,595
NYMAGIC Inc	1,400	51,240
OceanFirst Financial Corp	6,255	143,427
Ocwen Financial Corp *	25,300	401,258
Odyssey Re Holdings Corp	7,100	264,830
Ohio Casualty Corp	47,100	1,404,051
Old National Bancorp	51,595	976,177
Old Second Bancorp Inc	12,666	371,114
Omega Financial Corp	7,000	223,440
Omega Healthcare Investors Inc REIT	48,100	852,332
Online Resources Corp *	14,300	146,003
Open Solutions Inc *	18,000	677,520
optionsXpress Holdings Inc	15,400	349,426
Oriental Financial Group Inc	15,513	200,893
Pacific Capital Bancorp	33,587	1,127,851
Park National Corp	9,034	894,366
Parkway Properties Inc REIT	12,600	642,726
Partners Trust Financial Group Inc	32,468	377,928
PennFed Financial Services Inc	7,092	137,017
Pennsylvania REIT	27,142	1,068,852
Penson Worldwide Inc *	9,300	254,913
Peoples Bancorp Inc	8,595	255,272
PFF Bancorp Inc	18,170	627,047
PICO Holdings Inc *	6,300	219,051
Pinnacle Financial Partners Inc *	11,300	374,934
Piper Jaffray Cos *	16,000	1,042,400
Placer Sierra Bancshares	12,700	301,879
PMA Capital Corp ‘A’ *	30,400	280,288
Portfolio Recovery Associates Inc *	13,500	630,315
Post Properties Inc REIT	31,600	1,444,120
Potlatch Corp REIT	27,551	1,207,285
Preferred Bank	5,000	300,450
PremierWest Bancorp	6,189	98,776
Presidential Life Corp	15,900	349,005
PrivateBancorp Inc	13,200	549,516
ProAssurance Corp *	23,050	1,150,656
Prosperity Bancshares Inc	17,700	610,827
Provident Bankshares Corp	24,408	868,925
Provident Financial Services Inc	47,089	853,724
Provident New York Bancorp	31,434	470,881
PS Business Parks Inc REIT	11,800	834,378

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 25

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
QC Holdings Inc *	500	$7,980
R&G Financial Corp ‘B’	24,500	187,425
RAIT Financial Trust REIT	42,360	1,460,573
Ramco-Gershenson Properties Trust REIT	11,668	445,018
Realty Income Corp REIT	66,100	1,830,970
Redwood Trust Inc REIT	15,600	906,048
Renasant Corp	10,569	323,728
Republic Bancorp Inc KY ‘A’	7,053	176,960
Republic Bancorp Inc MI	53,563	720,958
Republic Property Trust REIT	28,500	328,890
Rewards Network Inc *	12,300	85,485
RLI Corp	15,300	863,226
Rockville Financial Inc	7,400	132,090
Royal Bancshares of Pennsylvania Inc ‘A’	3,584	94,178
S&T Bancorp Inc	19,200	665,664
S.Y. Bancorp Inc	8,925	249,900
S1 Corp *	52,518	289,374
Safety Insurance Group Inc	12,600	638,946
Sanders Morris Harris Group Inc	9,900	126,423
Sandy Spring Bancorp Inc	10,950	418,071
Santander BanCorp	2,715	48,463
Saul Centers Inc REIT	8,900	491,191
SCBT Financial Corp	6,415	267,698
SCPIE Holdings Inc *	4,200	109,788
Seabright Insurance Holdings Inc *	16,500	297,165
Seacoast Banking Corp of Florida	9,710	240,808
Security Bank Corp	6,400	146,048
Selective Insurance Group Inc	20,400	1,168,716
Senior Housing Properties Trust REIT	43,500	1,064,880
Shore Bancshares Inc	3,000	90,480
Sierra Bancorp	1,000	29,340
Signature Bank *	18,700	579,326
Simmons First National Corp ‘A’	10,600	334,430
Smithtown Bancorp Inc	2,300	62,376
Sotheby’s	42,100	1,305,942
Southside Bancshares Inc	12,103	311,415
Southwest Bancorp Inc	14,400	401,184
Sovran Self Storage Inc REIT	11,200	641,536
Spirit Finance Corp REIT	60,600	755,682
State Auto Financial Corp	10,400	361,192
State National Bancshares Inc	5,300	203,997
Sterling Bancorp	18,792	370,202
Sterling Bancshares Inc	58,575	762,646
Sterling Financial Corp PA	22,863	541,167
Sterling Financial Corp WA	28,300	956,823
Stewart Information Services Corp	12,300	533,328
Stifel Financial Corp *	6,300	247,149
Strategic Hotels & Resorts Inc REIT	49,550	1,079,694
Suffolk Bancorp	9,300	354,609
Sun Bancorp Inc NJ *	11,068	233,203
Sun Communities Inc REIT	14,500	469,220
Sunstone Hotel Investors Inc REIT	39,700	1,061,181
Superior Bancorp *	4,600	52,164
Susquehanna Bancshares Inc	34,471	926,580
SVB Financial Group *	28,400	1,324,008
SWS Group Inc	14,330	511,581
Tanger Factory Outlet Centers Inc REIT	22,900	894,932
Tarragon Corp	6,850	83,364
Taylor Capital Group Inc	2,200	80,542
Technology Investment Capital Corp	7,600	122,664
Texas Capital Bancshares Inc *	17,200	341,936
Texas United Bancshares Inc	9,000	309,060
The Bancorp Inc *	7,870	232,952
The BISYS Group Inc *	83,200	1,074,112
The Commerce Group Inc	37,200	1,106,700
The Enstar Group Inc *	1,400	134,260
The Midland Co	7,300	306,235
The Mills Corp REIT	39,300	786,000
The Phoenix Cos Inc	79,200	1,258,488
TheStreet.com Inc	11,700	104,130
Thomas Weisel Partners Group Inc *	8,500	179,350
TierOne Corp	14,700	464,667
TNS Inc *	14,700	282,975
Tompkins Trustco Inc	6,830	310,424
Tower Group Inc	14,600	453,622
TradeStation Group Inc *	19,000	261,250
Triad Guaranty Inc *	8,100	444,447
Trico Bancshares	10,200	277,542
TrustCo Bank Corp NY	55,508	617,249
Trustmark Corp	36,400	1,190,644
Trustreet Properties Inc REIT	50,000	842,500
U.S.B. Holding Co Inc	8,750	210,875
UCBH Holdings Inc ‡	75,400	1,324,024
UMB Financial Corp	21,582	787,959
Umpqua Holdings Corp	41,532	1,222,287
Union Bankshares Corp	9,750	298,252
United Bankshares Inc	30,100	1,163,365
United Community Banks Inc	25,049	809,584
United Community Financial Corp	20,024	245,094
United Fire & Casualty Co	15,300	539,325
United PanAm Financial Corp *	5,200	71,552
United Security Bancshares	1,500	36,150
Universal American Financial Corp *	24,900	464,136
Universal Health Realty Income Trust REIT	10,800	420,984
Univest Corp of Pennsylvania	8,499	259,050
Urstadt Biddle Properties Inc ‘A’ REIT	15,600	297,804
USI Holdings Corp *	34,200	525,312
U-Store-It Trust REIT	31,480	646,914
Value Line Inc	300	13,635
Vineyard National Bancorp	10,400	239,408
Virginia Commerce Bancorp Inc *	11,496	228,540
Virginia Financial Group Inc	8,014	224,312
W Holding Co Inc	82,400	491,104
Waddell & Reed Financial Inc ‘A’	60,300	1,649,808
Washington REIT	30,000	1,200,000
Washington Trust Bancorp Inc	11,800	329,102
Wauwatosa Holdings Inc *	1,900	33,858
WesBanco Inc	19,500	653,835
West Bancorp Inc	12,987	230,909
West Coast Bancorp	10,900	377,576
Westamerica Bancorp	25,200	1,275,876
Western Alliance Bancorp *	6,900	239,913
Westfield Financial Inc	2,200	76,120
Williams Scotsman International Inc *	25,400	498,348
Willow Financial Bancorp Inc	5,600	83,552
Wilshire Bancorp Inc	11,300	214,361
Winston Hotels Inc REIT	19,600	259,700
Winthrop Realty Trust REIT	5,800	39,730
Wintrust Financial Corp	18,000	864,360
World Acceptance Corp *	15,900	746,505
Wright Express Corp *	29,800	928,866
WSFS Financial Corp	5,300	354,729
Yardville National Bancorp	8,000	301,760
Zenith National Insurance Corp	24,950	1,170,404

		236,721,219

Health Care - 9.65%

Abaxis Inc *	17,300	333,025
ABIOMED Inc *	13,100	184,710
ACADIA Pharmaceuticals Inc *	11,800	103,722
Adams Respiratory Therapeutics Inc *	21,200	865,172
Adeza Biomedical Corp *	14,300	213,213
Adolor Corp *	36,000	270,720
Advanced Magnetics Inc *	7,600	453,872
ADVENTRX Pharmaceuticals Inc *	25,200	74,340
Affymetrix Inc *	47,800	1,102,268
Air Methods Corp *	9,600	268,032
Akorn Inc *	21,300	133,125

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 25

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
Albany Molecular Research Inc *	25,500	$269,280
Alexion Pharmaceuticals Inc *	25,200	1,017,828
Align Technology Inc *	48,200	673,354
Alkermes Inc *	65,100	870,387
Alliance Imaging Inc *	8,300	55,195
Allscripts Healthcare Solutions Inc *	30,400	820,496
Alnylam Pharmaceuticals Inc * ‡	20,300	434,420
Alpharma Inc ‘A’ ‡	31,400	756,740
Altus Pharmaceuticals Inc *	2,400	45,240
Amedisys Inc *	18,133	596,043
American Medical Systems Holdings Inc *	56,500	1,046,380
American Oriental Bioengineering Inc *	23,800	277,746
AMERIGROUP Corp * ‡	36,100	1,295,629
AmSurg Corp *	22,000	506,000
Anadys Pharmaceuticals Inc *	13,800	67,896
Analogic Corp	10,200	572,628
AngioDynamics Inc *	7,100	152,579
Applera Corp-Celera Genomics Group *	56,999	797,416
Apria Healthcare Group Inc *	31,600	842,140
Arena Pharmaceuticals Inc *	30,400	392,464
ARIAD Pharmaceuticals Inc *	46,000	236,440
Array BioPharma Inc *	34,900	450,908
Arrow International Inc	16,800	594,384
ArthroCare Corp *	19,300	770,456
Aspect Medical Systems Inc *	12,100	227,601
AtheroGenics Inc *	33,100	328,021
Auxilium Pharmaceuticals Inc *	10,300	151,307
AVANIR Pharmaceuticals ‘A’ *	17,299	39,961
AVI BioPharma Inc *	49,600	157,728
Bentley Pharmaceuticals Inc *	13,300	135,261
BioCryst Pharmaceuticals Inc *	20,500	236,980
Bioenvision Inc *	36,700	170,288
BioMarin Pharmaceutical Inc *	63,200	1,035,848
Bio-Rad Laboratories Inc ‘A’ *	13,800	1,138,776
Bio-Reference Laboratories Inc *	10,800	242,892
Biosite Inc *	14,100	688,785
Bradley Pharmaceuticals Inc *	14,900	306,642
Bruker BioSciences Corp *	21,100	158,461
Candela Corp *	15,600	192,972
Capital Senior Living Corp *	8,600	91,504
Caraco Pharmaceutical Laboratories Ltd *	4,400	61,600
Cell Genesys Inc *	33,800	114,582
Centene Corp *	34,200	840,294
Cepheid *	44,200	375,700
Cerus Corp *	14,200	83,212
Chattem Inc *	15,500	776,240
Coley Pharmaceutical Group Inc *	8,600	83,334
Combinatorx Inc *	12,700	109,982
Computer Programs & Systems Inc	9,000	305,910
Conceptus Inc *	12,900	274,641
CONMED Corp *	20,750	479,740
Conor Medsystems Inc *	22,100	692,393
CorVel Corp *	9,750	463,808
CoTherix Inc *	8,300	111,967
Cubist Pharmaceuticals Inc *	42,700	773,297
CV Therapeutics Inc *	37,000	516,520
Cyberonics Inc *	16,600	342,624
Cypress Bioscience Inc *	31,800	246,450
Cytokinetics Inc *	11,400	85,272
Datascope Corp	10,800	393,552
deCODE genetics Inc *	47,700	216,081
Dendreon Corp *	64,700	269,799
Depomed Inc *	36,500	125,925
DexCom Inc *	14,400	141,984
Digene Corp *	11,300	541,496
Diversa Corp *	22,500	244,800
DJO Inc *	16,800	719,376
DURECT Corp *	41,100	182,484
Eclipsys Corp *	33,500	688,760
Emeritus Corp *	300	7,455
Emisphere Technologies Inc *	23,400	123,786
Encysive Pharmaceuticals Inc *	51,200	215,552
Enzo Biochem Inc *	20,251	288,982
Enzon Pharmaceuticals Inc *	40,100	341,251
eResearchTechnology Inc *	40,724	274,073
ev3 Inc *	10,500	180,915
Exelixis Inc *	62,100	558,900
Five Star Quality Care Inc REIT *	18,500	206,275
FoxHollow Technologies Inc *	13,200	284,856
Genesis HealthCare Corp *	16,300	769,849
Genitope Corp *	18,200	64,064
Genomic Health Inc *	4,500	83,700
Genta Inc *	77,900	34,471
Gentiva Health Services Inc *	19,900	379,294
Geron Corp *	53,000	465,340
Greatbatch Inc *	13,900	374,188
GTx Inc *	3,000	53,520
Haemonetics Corp *	20,200	909,404
Hana Biosciences Inc *	15,800	100,646
Healthcare Services Group Inc	20,147	583,457
Healthspring Inc *	10,400	211,640
HealthTronics Inc *	25,900	172,494
Healthways Inc *	26,500	1,264,315
Hi-Tech Pharmacal Co Inc *	7,400	90,058
Hologic Inc *	40,650	1,921,932
Horizon Health Corp *	14,800	289,636
Human Genome Sciences Inc *	102,600	1,276,344
Hythiam Inc *	26,600	245,784
ICOS Corp *	51,400	1,736,806
ICU Medical Inc *	10,600	431,208
Idenix Pharmaceuticals Inc *	12,600	109,494
I-Flow Corp *	17,100	255,645
Illumina Inc *	30,900	1,214,679
Immucor Inc *	50,193	1,467,141
Incyte Corp *	61,900	361,496
Indevus Pharmaceuticals Inc *	44,700	317,370
Integra LifeSciences Holdings Corp *	16,300	694,217
InterMune Inc *	23,500	722,625
IntraLase Corp *	12,300	275,274
Invacare Corp	24,200	594,110
Inverness Medical Innovations Inc *	18,300	708,210
IRIS International Inc *	16,800	212,520
Isis Pharmaceuticals Inc *	59,200	658,304
Kendle International Inc *	10,500	330,225
Kensey Nash Corp *	6,600	209,880
Keryx Biopharmaceuticals Inc *	27,600	367,080
Kindred Healthcare Inc *	17,740	447,935
KV Pharmaceutical Co ‘A’ *	28,650	681,297
Kyphon Inc *	30,600	1,236,240
Landauer Inc	6,700	351,549
LCA-Vision Inc	16,700	573,812
Lexicon Genetics Inc *	47,800	172,558
LHC Group Inc *	4,500	128,295
LifeCell Corp *	27,000	651,780
Luminex Corp *	23,700	300,990
Magellan Health Services Inc *	29,500	1,274,990
MannKind Corp *	16,600	273,734
Martek Biosciences Corp *	25,500	595,170
Matria Healthcare Inc *	17,962	516,048
Maxygen Inc *	21,000	226,170
Medarex Inc *	92,200	1,363,638
MedCath Corp *	7,700	210,672
Medical Action Industries Inc *	3,700	119,288
Medicines Co *	37,100	1,176,812
Medicis Pharmaceutical Corp ‘A’	43,300	1,521,129
Mentor Corp	30,800	1,505,196
Meridian Bioscience Inc	12,800	313,984
Merit Medical Systems Inc *	20,065	317,830

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 25

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
Metabasis Therapeutics Inc *	9,300	$69,936
MGI PHARMA Inc *	60,700	1,117,487
Molecular Devices Corp *	12,600	265,482
Molina Healthcare Inc *	9,000	292,590
Momenta Pharmaceuticals Inc *	11,900	187,187
Monogram Biosciences Inc *	96,400	171,592
Myriad Genetics Inc *	27,100	848,230
Nabi Biopharmaceuticals *	43,500	294,930
Nastech Pharmaceutical Co Inc *	19,500	295,035
National Healthcare Corp	4,800	264,960
Natus Medical Inc *	17,900	297,319
Nektar Therapeutics *	69,800	1,061,658
Neurocrine Biosciences Inc *	33,000	343,860
NeuroMetrix Inc *	11,000	164,010
New River Pharmaceuticals Inc *	9,700	530,687
Nighthawk Radiology Holdings Inc *	1,500	38,250
Northfield Laboratories Inc *	24,700	100,529
Northstar Neuroscience Inc *	1,700	24,446
Novavax Inc *	55,600	227,960
Noven Pharmaceuticals Inc *	17,500	445,375
NPS Pharmaceuticals Inc *	44,400	201,132
NuVasive Inc *	28,300	653,730
Nuvelo Inc *	38,366	153,464
NxStage Medical Inc *	15,400	129,052
Odyssey HealthCare Inc *	26,450	350,727
Omnicell Inc *	16,100	299,943
Onyx Pharmaceuticals Inc *	34,400	363,952
Option Care Inc	25,375	361,594
OraSure Technologies Inc *	39,900	329,574
OSI Pharmaceuticals Inc *	44,000	1,539,120
Owens & Minor Inc	29,700	928,719
Pain Therapeutics Inc *	26,300	234,070
Palomar Medical Technologies Inc *	14,100	714,447
Panacos Pharmaceuticals Inc *	28,400	113,884
Par Pharmaceutical Cos Inc *	22,800	510,036
PAREXEL International Corp *	20,100	582,297
Penwest Pharmaceuticals Co *	19,400	322,428
Peregrine Pharmaceuticals Inc *	159,000	184,440
Perrigo Co	63,100	1,091,630
Per-Se Technologies Inc *	28,356	787,730
PharmaNet Development Group Inc *	16,800	370,776
Pharmion Corp *	21,200	545,688
Phase Forward Inc *	22,400	335,552
PolyMedica Corp	17,074	689,960
POZEN Inc *	26,200	445,138
PRA International *	9,300	235,011
Progenics Pharmaceuticals Inc *	15,000	386,100
PSS World Medical Inc *	52,600	1,027,278
Psychiatric Solutions Inc *	41,900	1,572,088
Quality Systems Inc	14,000	521,780
Quidel Corp *	17,200	234,264
Radiation Therapy Services Inc *	8,900	280,528
Regeneron Pharmaceuticals Inc *	30,200	606,114
RehabCare Group Inc *	16,400	243,540
Renovis Inc *	16,100	50,876
Res-Care Inc *	14,900	270,435
Rigel Pharmaceuticals Inc *	17,000	201,790
Salix Pharmaceuticals Ltd *	38,100	463,677
Sangamo Biosciences Inc *	27,700	182,820
Santarus Inc *	26,600	208,278
Savient Pharmaceuticals Inc *	40,305	451,819
Sciele Pharma Inc *	21,600	518,400
Sirna Therapeutics Inc *	20,800	270,608
Sirona Dental Systems Inc	11,100	427,461
Solexa Inc *	11,700	153,855
Somaxon Pharmaceuticals Inc *	7,000	99,330
SonoSite Inc *	13,800	426,834
Spectranetics Corp *	17,400	196,446
Stereotaxis Inc *	12,300	126,936
STERIS Corp	51,700	1,301,289
Sun Healthcare Group Inc *	11,900	150,297
Sunrise Senior Living Inc *	32,900	1,010,688
SuperGen Inc *	36,600	185,928
SurModics Inc *	11,800	367,216
Symbion Inc *	9,800	181,398
Symmetry Medical Inc *	21,100	291,813
Tanox Inc *	18,000	358,200
Telik Inc *	38,700	171,441
ThermoGenesis Corp *	37,100	159,901
Thoratec Corp *	38,987	685,391
Trimeris Inc *	13,100	166,501
United Surgical Partners International Inc *	31,299	887,327
United Therapeutics Corp *	18,600	1,011,282
Valeant Pharmaceuticals International	64,900	1,118,876
Ventana Medical Systems Inc *	21,300	916,539
Viasys Healthcare Inc *	24,000	667,680
ViroPharma Inc *	45,200	661,728
Visicu Inc *	2,500	28,000
VistaCare Inc ‘A’ *	12,400	125,860
Vital Images Inc *	11,900	414,120
Vital Signs Inc	5,100	254,592
West Pharmaceutical Services Inc	23,900	1,224,397
Wright Medical Group Inc *	21,900	509,832
Xenoport Inc *	9,200	225,860
Young Innovations Inc	1,900	63,270
ZOLL Medical Corp *	10,000	582,400
ZymoGenetics Inc *	24,100	375,237

		112,040,617

Integrated Oils - 0.21%

Delta Petroleum Corp *	39,200	907,872
Giant Industries Inc *	11,800	884,410
GMX Resources Inc *	7,600	269,800
RAM Energy Resources Inc *	300	1,653
Vaalco Energy Inc *	49,800	336,150

		2,399,885

Materials & Processing - 7.97%

A. Schulman Inc	20,700	460,575
A.M. Castle & Co	5,600	142,520
AAON Inc	4,700	123,516
Acuity Brands Inc	33,200	1,727,728
AEP Industries Inc *	3,000	159,930
Affordable Residential Communities Inc *	25,300	294,745
AK Steel Holding Corp * ‡	85,200	1,439,880
Albany International Corp ‘A’	19,728	649,248
Alico Inc	2,800	141,764
AMCOL International Corp	16,200	449,388
American Vanguard Corp	13,066	207,749
Ameron International Corp	6,500	496,405
Ampco-Pittsburgh Corp	3,200	107,136
Amrep Corp	200	24,500
Apogee Enterprises Inc	20,800	401,648
AptarGroup Inc	24,200	1,428,768
Arch Chemicals Inc	17,700	589,587
Avatar Holdings Inc *	4,400	355,740
Balchem Corp	6,450	165,636
Barnes Group Inc	27,800	604,650
Beacon Roofing Supply Inc *	35,999	677,501
Bluegreen Corp *	15,500	198,865
BlueLinx Holdings Inc	9,300	96,720
Bowater Inc	40,700	915,750
Brady Corp ‘A’	30,900	1,151,952
Brookfield Homes Corp	11,205	420,748
Brush Engineered Materials Inc *	14,400	486,288
Buckeye Technologies Inc *	25,300	303,094
Builders FirstSource Inc *	11,100	197,913
Building Materials Holding Corp	23,900	590,091

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 25

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
Cabot Microelectronics Corp *	16,800	$570,192
Calgon Carbon Corp *	29,400	182,280
California Coastal Communities Inc *	4,700	100,815
Cambrex Corp	17,500	397,600
Caraustar Industries Inc *	28,400	229,756
Century Aluminum Co *	18,400	821,560
Ceradyne Inc *	21,075	1,190,738
CF Industries Holdings Inc	35,200	902,528
Chaparral Steel Co	34,000	1,505,180
Chesapeake Corp	19,300	328,486
China BAK Battery Inc *	14,200	92,584
CIRCOR International Inc	11,600	426,764
CLARCOR Inc	40,800	1,379,448
Clean Harbors Inc *	12,900	624,489
Cleveland-Cliffs Inc	32,600	1,579,144
Coeur d’Alene Mines Corp *	217,100	1,074,645
Comfort Systems USA Inc	29,800	376,672
Compass Minerals International Inc	21,000	662,760
CompX International Inc	800	16,128
Consolidated-Tomoka Land Co	4,200	304,080
Delta & Pine Land Co	26,320	1,064,644
Deltic Timber Corp	8,700	485,286
Drew Industries Inc *	13,700	356,337
Dycom Industries Inc *	32,600	688,512
Dynamic Materials Corp	10,200	286,620
ElkCorp	18,150	745,784
EMCOR Group Inc *	23,600	1,341,660
Encore Wire Corp *	17,150	377,472
Energy Conversion Devices Inc *	30,600	1,039,788
EnerSys *	34,500	552,000
ENGlobal Corp *	5,300	34,079
Ennis Inc	19,800	484,308
Ferro Corp	34,600	715,874
Georgia Gulf Corp	28,500	550,335
Gibraltar Industries Inc	17,899	420,805
Glatfelter	32,900	509,950
Gold Kist Inc *	34,700	729,394
Goodman Global Inc *	12,200	209,840
GrafTech International Ltd *	81,600	564,672
Granite Construction Inc	25,650	1,290,708
Graphic Packaging Corp *	56,000	242,480
Greif Inc ‘A’	10,900	1,290,560
Griffon Corp *	24,570	626,535
H.B. Fuller Co	43,600	1,125,752
Hecla Mining Co *	98,800	756,808
Hercules Inc *	84,300	1,627,833
Hexcel Corp *	64,000	1,114,240
HouseValues Inc *	4,300	24,209
InfraSource Services Inc *	16,300	354,851
Innospec Inc	9,100	423,605
Insituform Technologies Inc ‘A’ *	20,100	519,786
Insteel Industries Inc	12,400	220,596
Integrated Electrical Services Inc *	6,200	110,298
Interface Inc ‘A’ *	35,400	503,388
Interline Brands Inc *	16,800	377,496
Jacuzzi Brands Inc *	62,600	778,118
Kaydon Corp	20,900	830,566
Koppers Holdings Inc	3,400	88,638
Kronos Worldwide Inc	4,604	149,906
Layne Christensen Co *	8,900	292,187
LB Foster Co ‘A’ *	5,000	129,550
Lone Star Technologies Inc *	24,400	1,181,204
LSI Industries Inc	14,800	293,780
MacDermid Inc	20,500	699,050
Medis Technologies Ltd *	12,693	221,239
Mercer International Inc *	18,600	220,782
Metal Management Inc	21,700	821,345
MGP Ingredients Inc	9,300	210,273
Minerals Technologies Inc	14,700	864,213
Mobile Mini Inc *	26,100	703,134
Mueller Industries Inc	29,400	931,980
Mueller Water Products Inc ‘A’	79,720	1,185,436
Myers Industries Inc	23,979	375,511
NCI Building Systems Inc *	15,100	781,425
Neenah Paper Inc	11,787	416,317
Newkirk Realty Trust Inc REIT	14,300	257,972
NewMarket Corp	13,900	820,795
NL Industries Inc	7,100	73,414
NN Inc	18,000	223,740
NuCO2 Inc *	14,800	363,932
Olin Corp	53,548	884,613
Olympic Steel Inc	4,600	102,258
OM Group Inc *	21,700	982,576
OMNOVA Solutions Inc *	20,200	92,516
Oregon Steel Mills Inc *	27,600	1,722,516
Perini Corp *	13,600	418,608
Pioneer Cos Inc *	8,700	249,342
PolyOne Corp *	71,100	533,250
PW Eagle Inc	9,500	327,750
Quanex Corp	29,949	1,035,936
RBC Bearings Inc *	11,600	332,456
Rock-Tenn Co ‘A’	23,600	639,796
Rockwood Holdings Inc *	22,100	558,246
Rogers Corp *	11,700	692,055
Royal Gold Inc	16,900	608,062
RTI International Metals Inc *	18,200	1,423,604
Ryerson Inc	20,022	502,352
SAIC Inc *	65,250	1,160,798
Schnitzer Steel Industries Inc ‘A’	16,750	664,975
Senomyx Inc *	18,100	235,119
Shiloh Industries Inc *	200	3,790
Silgan Holdings Inc	17,200	755,424
Simpson Manufacturing Co Inc	27,400	867,210
Spartech Corp	21,600	566,352
Steel Technologies Inc	8,000	140,400
Stepan Co	2,800	88,676
Sterling Construction Co Inc *	5,800	126,208
Stillwater Mining Co *	30,610	382,319
Superior Essex Inc *	12,600	418,950
Symyx Technologies Inc *	26,700	576,453
Tejon Ranch Co *	6,750	376,920
Terra Industries Inc *	62,900	753,542
Texas Industries Inc	17,100	1,098,333
The Andersons Inc	10,600	449,334
The Lamson & Sessions Co *	8,200	198,932
The Standard Register Co	13,800	165,600
Tredegar Corp	25,200	569,772
Trex Co Inc *	8,800	201,432
Tronox Inc ‘A’	20,000	319,800
Tronox Inc ‘B’	6,100	96,319
U.S. Concrete Inc *	19,100	135,992
UAP Holding Corp	33,500	843,530
Universal Forest Products Inc	12,400	578,088
USEC Inc *	64,300	817,896
Valmont Industries Inc	13,400	743,566
W.R. Grace & Co *	53,800	1,065,240
Washington Group International Inc *	22,000	1,315,380
Watsco Inc	19,000	896,040
Wausau Paper Corp	35,500	532,145
WD-40 Co	12,400	432,388
Wheeling-Pittsburgh Corp *	7,400	138,602
Worthington Industries Inc	53,600	949,792
Xerium Technologies Inc	5,100	49,929
Zoltek Cos Inc *	12,100	238,007

		92,516,085

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 25

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
Multi-Industry - 0.29%

Compass Diversified Trust	8,900	$152,635
GenCorp Inc *	40,600	569,212
GenTek Inc *	10,100	349,359
Kaman Corp	20,400	456,756
Lancaster Colony Corp	19,900	881,769
Raven Industries Inc	11,900	318,920
Sequa Corp ‘A’ *	5,000	575,300
Star Maritime Acquisition Corp *	5,600	54,936

		3,358,887

Producer Durables - 6.32%

A.O. Smith Corp	15,000	563,400
A.S.V. Inc *	14,800	240,796
ACCO Brands Corp * ‡	30,000	794,100
Actuant Corp ‘A’	22,100	1,053,065
Advanced Energy Industries Inc *	24,400	460,428
American Ecology Corp	9,700	179,547
American Superconductor Corp *	24,300	238,383
Andrew Corp * ‡	110,500	1,130,415
Applied Industrial Technologies Inc ‡	36,374	957,000
Argon ST Inc *	6,400	137,856
ARRIS Group Inc *	79,100	989,541
Astec Industries Inc *	12,600	442,260
Asyst Technologies Inc *	42,000	307,020
ATMI Inc *	26,000	793,780
Audiovox Corp ‘A’ *	17,500	246,575
Axcelis Technologies Inc *	74,700	435,501
Badger Meter Inc	6,900	191,130
Baldor Electric Co	23,800	795,396
Basin Water Inc *	11,300	76,501
BE Aerospace Inc *	54,400	1,396,992
Belden CDT Inc	34,375	1,343,719
Blount International Inc *	25,000	336,500
Briggs & Stratton Corp	38,300	1,032,185
Brooks Automation Inc *	59,452	856,109
Bucyrus International Inc ‘A’	23,324	1,207,250
CalAmp Corp *	11,600	97,904
Cascade Corp	10,600	560,740
Cavco Industries Inc *	2,800	98,112
C-COR Inc *	42,800	476,792
Champion Enterprises Inc *	60,700	568,152
Cognex Corp	33,800	805,116
Cohu Inc	16,700	336,672
Color Kinetics Inc *	7,900	168,665
Columbus McKinnon Corp *	10,600	222,812
Credence Systems Corp *	65,040	338,208
CTS Corp	29,300	460,010
Curtiss-Wright Corp	33,900	1,257,012
Cymer Inc *	30,500	1,340,475
Darling International Inc *	47,700	262,827
Dionex Corp *	16,400	930,044
DXP Enterprises Inc *	2,900	101,616
Electro Scientific Industries Inc *	21,411	431,218
EMCORE Corp *	26,600	147,098
EnPro Industries Inc *	15,600	518,076
Entegris Inc *	95,793	1,036,480
ESCO Technologies Inc *	20,400	926,976
Esterline Technologies Corp *	18,800	756,324
Federal Signal Corp	38,800	622,352
FEI Co *	20,500	540,585
Flanders Corp *	9,500	94,050
Franklin Electric Co Inc	16,800	863,352
Gehl Co *	7,500	206,475
General Cable Corp *	39,300	1,717,803
Genlyte Group Inc *	18,400	1,437,224
Headwaters Inc *	33,800	809,848
Heico Corp	18,000	698,940
Herman Miller Inc	45,800	1,665,288
Hovnanian Enterprises Inc ‘A’ *	34,900	1,183,110
InterDigital Communications Corp *	42,000	1,409,100
Intevac Inc *	14,100	365,895
Itron Inc *	19,900	1,031,616
K&F Industries Holdings Inc *	13,900	315,669
Kadant Inc *	10,020	244,288
Kimball International Inc ‘B’	19,000	461,700
Knoll Inc	19,900	437,800
Kulicke & Soffa Industries Inc *	49,700	417,480
L-1 Identity Solutions Inc *	55,887	845,570
Ladish Co Inc *	11,900	441,252
Levitt Corp ‘A’	12,100	148,104
Lindsay Corp	11,500	375,475
Littelfuse Inc *	17,400	554,712
LTX Corp *	52,800	295,680
M/I Homes Inc	8,900	339,891
MasTec Inc *	26,500	305,810
Mattson Technology Inc *	38,100	355,092
Measurement Specialties Inc *	8,600	186,104
Meritage Homes Corp *	15,500	739,660
Mine Safety Appliances Co	22,859	837,782
MKS Instruments Inc *	23,100	521,598
Moog Inc ‘A’ *	29,262	1,117,516
MTC Technologies Inc *	7,500	176,625
MTS Systems Corp	16,000	617,920
NACCO Industries Inc ‘A’	4,100	560,060
Nordson Corp	20,400	1,016,532
Orbital Sciences Corp *	40,700	750,508
Orleans Homebuilders Inc	2,800	52,640
Oyo Geospace Corp *	4,100	238,169
Palm Harbor Homes Inc *	9,700	135,994
Paxar Corp *	26,900	620,314
Photon Dynamics Inc *	12,600	147,294
Photronics Inc *	27,000	441,180
Plantronics Inc	37,200	788,640
Polycom Inc *	64,600	1,996,786
Powell Industries Inc *	5,700	179,949
Power-One Inc *	59,600	433,888
Powerwave Technologies Inc *	78,400	505,680
Presstek Inc *	27,900	177,444
Radyne Corp *	17,900	192,246
RAE Systems Inc *	16,800	53,760
Raser Technologies Inc *	9,700	59,364
Regal-Beloit Corp	22,800	1,197,228
Robbins & Myers Inc	8,400	385,728
Rofin-Sinar Technologies Inc *	12,600	761,796
Rudolph Technologies Inc *	18,122	288,510
Semitool Inc *	14,800	196,988
Skyline Corp	4,700	189,034
Smith & Wesson Holding Corp *	15,100	156,134
Sonic Solutions *	20,000	326,000
Standex International Corp	10,600	319,378
Symmetricom Inc *	34,000	303,280
TAL International Group Inc	11,600	309,604
Taser International Inc *	52,000	395,720
Team Inc *	7,200	250,776
Technical Olympic USA Inc	10,198	103,714
Technitrol Inc	30,000	716,700
Tecumseh Products Co ‘A’ *	12,300	207,870
Teledyne Technologies Inc *	24,400	979,172
Tennant Co	14,600	423,400
The Gorman-Rupp Co	7,500	277,275
The Middleby Corp *	3,900	408,213
TransDigm Group Inc *	4,800	127,248
Triumph Group Inc	11,800	618,674
TurboChef Technologies Inc *	10,000	170,200
Ultratech Inc *	17,700	220,896
United Industrial Corp	8,200	416,150

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 25

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
Varian Semiconductor Equipment Associates Inc *	39,649	$1,804,822
Veeco Instruments Inc *	22,400	419,552
Vicor Corp	14,700	163,317
Watts Water Technologies Inc ‘A’	19,600	805,756
WCI Communities Inc *	22,800	437,304
Woodward Governor Co	22,200	881,562
X-Rite Inc	13,900	170,970
Zygo Corp *	9,900	162,855

		73,374,418

Technology - 11.41%

@Road Inc *	36,500	266,450
3Com Corp *	289,300	1,189,023
3D Systems Corp *	9,600	153,216
Acacia Research-Acacia Technologies Corp *	16,800	224,784
Access Integrated Technologies Inc ‘A’ *	14,800	129,056
Actel Corp *	19,100	346,856
Actuate Corp *	30,500	181,170
Adaptec Inc * ‡	88,300	411,478
ADTRAN Inc	48,300	1,096,410
Advanced Analogic Technologies Inc *	20,900	112,651
Aeroflex Inc *	56,198	658,641
Agile Software Corp *	42,100	258,915
Agilysys Inc	26,400	441,936
Altiris Inc *	20,500	520,290
American Reprographics Co *	17,100	569,601
American Science & Engineering Inc *	7,600	452,276
AMIS Holdings Inc *	32,200	340,354
Amkor Technology Inc *	75,700	707,038
ANADIGICS Inc *	27,900	247,194
Anaren Inc *	16,100	285,936
Anixter International Inc *	25,400	1,379,220
Ansoft Corp *	9,000	250,200
ANSYS Inc *	26,400	1,148,136
Applied Micro Circuits Corp *	209,700	746,532
Ariba Inc *	55,737	431,404
Art Technology Group Inc *	65,700	153,081
Aspen Technology Inc *	37,700	415,454
Atheros Communications Inc *	35,700	761,124
Audible Inc *	22,200	176,046
Avanex Corp *	151,000	285,390
Avid Technology Inc *	29,100	1,084,266
Avocent Corp *	40,400	1,367,540
BearingPoint Inc *	137,800	1,084,486
Bel Fuse Inc ‘B’	7,400	257,446
Benchmark Electronics Inc *	48,200	1,174,152
Black Box Corp	15,200	638,248
Blackbaud Inc	28,456	739,856
Blackboard Inc *	17,950	539,218
Blue Coat Systems Inc *	13,800	330,510
Bookham Inc *	57,200	232,804
Borland Software Corp *	68,400	372,096
Bottomline Technologies Inc DE *	21,800	249,610
Broadwing Corp *	54,509	851,431
Brocade Communications Systems Inc *	210,400	1,727,384
CACI International Inc ‘A’ *	21,100	1,192,150
Carrier Access Corp *	9,400	61,664
Cbeyond Inc *	9,300	284,487
Checkpoint Systems Inc *	31,200	630,240
Chordiant Software Inc *	43,600	144,316
CIBER Inc *	47,400	321,372
Cirrus Logic Inc *	64,700	445,136
Cogent Communications Group Inc *	9,900	160,578
Cogent Inc *	28,200	310,482
Coherent Inc *	22,900	722,953
CommScope Inc *	42,900	1,307,592
COMSYS IT Partners Inc *	15,700	317,297
Comtech Group Inc *	15,100	274,669
Comtech Telecommunications Corp *	18,850	717,620
Concur Technologies Inc *	23,800	381,752
Conexant Systems Inc *	355,700	725,628
Convera Corp ‘A’ *	14,000	64,260
Covansys Corp *	23,100	530,145
CPI International Inc *	1,100	16,500
CSG Systems International Inc *	35,300	943,569
Cubic Corp	11,492	249,376
CycleLogic Inc *	18	2
Daktronics Inc	31,300	1,153,405
DealerTrack Holdings Inc *	4,800	141,216
Dendrite International Inc *	27,650	296,132
Digi International Inc *	17,100	235,809
Digital River Inc *	30,600	1,707,174
Digitas Inc *	61,571	825,667
Diodes Inc *	16,450	583,646
Ditech Networks Inc *	25,200	174,384
DSP Group Inc *	25,300	549,010
Eagle Test Systems Inc *	3,000	43,740
Echelon Corp *	25,900	207,200
eCollege.com *	13,400	209,710
EDO Corp	12,300	292,002
Electronics for Imaging Inc *	42,900	1,140,282
Emageon Inc *	18,800	288,768
EMS Technologies Inc *	7,400	148,222
Emulex Corp *	58,400	1,139,384
Epicor Software Corp *	40,600	548,506
EPIQ Systems Inc *	15,850	268,974
Equinix Inc *	20,100	1,519,962
Essex Corp *	17,300	413,643
Exar Corp *	23,100	300,300
Excel Technology Inc *	8,900	227,751
Extreme Networks Inc *	88,200	369,558
FalconStor Software Inc *	27,400	237,010
Finisar Corp *	153,500	495,805
First Solar Inc *	16,740	498,852
FLIR Systems Inc *	47,700	1,518,291
FormFactor Inc *	32,100	1,195,725
Foundry Networks Inc *	102,300	1,532,454
Gartner Inc *	46,460	919,443
Gateway Inc * ‡	209,600	421,296
Genesis Microchip Inc *	30,500	309,270
Gerber Scientific Inc *	10,100	126,856
Harmonic Inc *	54,900	399,123
Herley Industries Inc *	19,800	320,562
Hittite Microwave Corp *	7,600	245,632
Hutchinson Technology Inc *	17,600	414,832
Hyperion Solutions Corp *	40,700	1,462,758
I.D. Systems Inc *	11,700	220,194
i2 Technologies Inc *	6,700	152,894
iGate Corp *	14,400	99,072
IHS Inc ‘A’ *	14,100	556,668
II-VI Inc *	17,400	486,156
Ikanos Communications Inc *	11,100	96,459
Imation Corp	24,600	1,142,178
Infocrossing Inc *	18,200	296,660
Informatica Corp *	62,900	768,009
Innovative Solutions & Support Inc *	12,550	213,726
InPhonic Inc *	20,300	225,127
Integral Systems Inc	6,100	141,337
Intermec Inc *	38,300	929,541
Internet Capital Group Inc *	29,000	297,540
Inter-Tel Inc	15,600	345,696
Intervoice Inc *	24,900	190,734
Interwoven Inc *	38,775	568,829
Ionatron Inc *	13,400	54,940
iRobot Corp *	5,900	106,554
Ixia *	30,600	293,760
IXYS Corp *	20,100	178,890

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 25

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
j2 Global Communications Inc * ‡	39,200	$1,068,200
JDA Software Group Inc *	21,600	297,432
Jupitermedia Corp *	16,100	127,512
Kanbay International Inc *	21,900	630,063
Keane Inc *	37,200	443,052
KEMET Corp *	58,300	425,590
Komag Inc *	24,300	920,484
Kopin Corp *	62,600	223,482
Lattice Semiconductor Corp *	80,800	523,584
Lawson Software Inc *	82,000	605,980
Lionbridge Technologies Inc *	44,200	284,648
Loral Space & Communications Inc *	5,800	236,176
Macrovision Corp *	36,100	1,020,186
Magma Design Automation Inc *	26,300	234,859
Manhattan Associates Inc *	20,300	610,624
ManTech International Corp ‘A’ *	10,400	383,032
MapInfo Corp *	15,700	204,885
Maxwell Technologies Inc *	14,100	196,695
McDATA Corp ‘A’ *	111,300	617,715
Mentor Graphics Corp *	59,400	1,070,982
Mercury Computer Systems Inc *	15,500	207,080
Merge Technologies Inc *	19,300	126,608
Methode Electronics Inc	32,400	350,892
Micrel Inc *	47,000	506,660
Micros Systems Inc *	28,800	1,517,760
Microsemi Corp *	53,600	1,053,240
MicroStrategy Inc ‘A’ *	8,035	916,070
Microtune Inc *	39,200	184,240
Mindspeed Technologies Inc *	61,200	116,892
MIPS Technologies Inc *	32,200	267,260
Mobility Electronics Inc *	27,800	93,130
Monolithic Power Systems Inc *	10,800	119,988
MoSys Inc *	10,200	94,350
MRV Communications Inc *	92,500	327,450
Multi-Fineline Electronix Inc *	4,600	93,334
Neoware Inc *	12,500	165,125
Ness Technologies Inc *	13,700	195,362
NETGEAR Inc *	27,100	711,375
Netlogic Microsystems Inc *	13,500	292,815
NetScout Systems Inc *	17,800	147,740
Newport Corp *	27,700	580,315
Nextest Systems Corp *	1,600	18,032
Novatel Wireless Inc *	27,100	262,057
Nuance Communications Inc *	94,456	1,082,466
OmniVision Technologies Inc *	41,400	565,110
ON Semiconductor Corp *	112,700	853,139
Openwave Systems Inc *	73,999	683,011
Oplink Communications Inc *	15,285	314,260
OPNET Technologies Inc *	5,600	80,920
Opsware Inc *	60,600	534,492
Optical Communication Products Inc *	6,600	10,824
OSI Systems Inc *	10,400	217,672
Packeteer Inc *	29,600	402,560
Palm Inc *	70,654	995,515
Parametric Technology Corp *	82,120	1,479,802
Park Electrochemical Corp	17,450	447,592
PDF Solutions Inc *	13,600	196,520
Pegasystems Inc	4,500	44,415
Pericom Semiconductor Corp *	24,500	281,015
Perot Systems Corp ‘A’ *	64,000	1,048,960
Plexus Corp *	33,800	807,144
PLX Technology Inc *	18,500	241,240
PortalPlayer Inc *	23,300	313,385
Progress Software Corp *	32,600	910,518
QAD Inc	7,900	66,281
Quantum Corp *	139,800	324,336
Quest Software Inc *	49,600	726,640
Rackable Systems Inc *	21,800	675,146
Radiant Systems Inc *	19,300	201,492
RadiSys Corp *	13,050	217,544
RealNetworks Inc *	73,000	798,620
Redback Networks Inc *	38,700	965,178
RF Micro Devices Inc *	147,700	1,002,883
RightNow Technologies Inc *	11,100	191,142
Safeguard Scientifics Inc *	67,100	162,382
SafeNet Inc *	21,392	512,124
Sapient Corp *	66,800	366,732
SAVVIS Inc *	28,020	1,000,594
ScanSource Inc *	19,000	577,600
Secure Computing Corp *	39,450	258,792
Semtech Corp *	59,500	777,665
SI International Inc *	7,200	233,424
Sigma Designs Inc *	21,500	547,175
Silicon Image Inc *	62,500	795,000
Silicon Storage Technology Inc *	71,500	322,465
Sirenza Microdevices Inc *	14,400	113,184
SiRF Technology Holdings Inc *	40,100	1,023,352
Skyworks Solutions Inc *	113,900	806,412
Smith Micro Software Inc *	18,100	256,839
SonicWALL Inc *	41,700	351,114
Sonus Networks Inc *	186,900	1,231,671
SPSS Inc *	13,800	414,966
SRA International Inc ‘A’ *	25,300	676,522
Standard Microsystems Corp *	16,400	458,872
Stratasys Inc *	7,500	235,575
Stratex Networks Inc *	58,700	283,521
Sunpower Corp ‘A’ *	9,300	345,681
Supertex Inc *	10,800	423,900
Sybase Inc *	62,000	1,531,400
Sycamore Networks Inc *	136,400	512,864
SYKES Enterprises Inc *	21,900	386,316
Synaptics Inc *	21,100	626,459
Syniverse Holdings Inc *	17,500	262,325
SYNNEX Corp *	5,100	111,894
Syntel Inc	3,700	99,160
Taleo Corp ‘A’ *	4,900	66,983
Talx Corp	26,802	735,729
Tekelec *	42,600	631,758
Terremark Worldwide Inc *	27,640	185,741
Tessera Technologies Inc *	34,200	1,379,628
The TriZetto Group Inc *	29,200	536,404
The Ultimate Software Group Inc *	16,600	386,116
TIBCO Software Inc *	155,800	1,470,752
Transaction Systems Architects Inc *	29,500	960,815
Transmeta Corp *	114,800	127,428
TranSwitch Corp *	94,100	131,740
Trident Microsystems Inc *	45,300	823,554
TriQuint Semiconductor Inc *	91,704	412,668
TTM Technologies Inc *	30,900	350,097
Tyler Technologies Inc *	29,000	407,740
Ulticom Inc *	6,100	58,499
Universal Display Corp *	17,500	262,675
UTStarcom Inc *	81,100	709,625
VA Software Corp *	33,600	169,008
Varian Inc *	22,900	1,025,691
VASCO Data Security International Inc *	16,900	200,265
Verint Systems Inc *	9,800	335,944
ViaSat Inc *	16,400	488,884
Vignette Corp *	22,000	375,540
Virage Logic Corp *	7,400	68,746
Volterra Semiconductor Corp *	11,300	169,500
Vonage Holdings Corp *	32,100	222,774
WebEx Communications Inc *	31,000	1,081,590
webMethods Inc *	46,800	344,448
Websense Inc *	35,500	810,465
Wind River Systems Inc *	59,600	610,900
Witness Systems Inc *	22,000	385,660

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 25

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
Zhone Technologies Inc *	56,175	$73,589
Zoran Corp *	37,706	549,753

		132,447,482

Utilities - 3.72%

Alaska Communications Systems Group Inc	34,300	521,017
ALLETE Inc	20,300	944,762
American States Water Co	12,550	484,681
Aquila Inc *	261,800	1,230,460
Atlantic Tele-Network Inc	1,200	35,160
Avista Corp	37,100	939,001
Black Hills Corp	23,000	849,620
California Water Service Group	12,800	517,120
Cascade Natural Gas Corp	13,000	336,960
Centennial Communications Corp	16,900	121,511
CH Energy Group Inc	12,800	675,840
Cincinnati Bell Inc *	190,600	871,042
Cleco Corp	37,300	941,079
Commonwealth Telephone Enterprises Inc	15,800	661,388
Consolidated Communications Holdings Inc	16,900	353,210
CT Communications Inc	18,300	419,436
Dobson Communications Corp ‘A’ * ‡	112,900	983,359
Duquesne Light Holdings Inc	66,230	1,314,666
El Paso Electric Co *	35,800	872,446
EnergySouth Inc	6,500	260,650
Eschelon Telecom Inc *	11,100	219,891
FairPoint Communications Inc	26,000	492,700
FiberTower Corp *	87,000	511,560
General Communication Inc ‘A’ *	47,200	742,456
Golden Telecom Inc	16,200	758,808
IDACORP Inc	31,700	1,225,205
IDT Corp ‘B’ *	39,300	514,044
Iowa Telecommunications Services Inc	18,300	360,693
iPCS Inc *	14,000	775,040
ITC Holdings Corp	10,600	422,940
Mediacom Communications Corp ‘A’ *	42,300	340,092
MGE Energy Inc	15,100	552,358
New Jersey Resources Corp	20,700	1,005,606
Nicor Inc	32,800	1,535,040
North Pittsburgh Systems Inc	8,000	193,120
Northwest Natural Gas Co	22,800	967,632
NorthWestern Corp	26,300	930,494
NTELOS Holdings Corp *	15,700	280,716
Otter Tail Corp	21,800	679,288
Peoples Energy Corp	31,000	1,381,670
Piedmont Natural Gas Co Inc	52,700	1,409,725
Pike Electric Corp *	11,600	189,428
PNM Resources Inc	47,400	1,474,140
Portland General Electric Co	23,400	637,650
Premiere Global Services Inc *	53,500	505,040
RCN Corp *	20,000	603,000
Shenandoah Telecommunications Co	4,200	197,442
SJW Corp	10,600	410,856
South Jersey Industries Inc	20,700	691,587
Southwest Gas Corp	27,100	1,039,827
Southwest Water Co	22,756	313,123
SureWest Communications	10,800	297,432
The Empire District Electric Co	22,200	548,118
The Laclede Group Inc	13,500	472,905
Time Warner Telecom Inc ‘A’ *	110,710	2,206,450
UIL Holdings Corp	18,166	766,424
UniSource Energy Corp	25,200	920,556
USA Mobility Inc	20,213	452,165
Westar Energy Inc	60,300	1,565,388
WGL Holdings Inc	39,100	1,273,878

		43,197,895

Total Common Stocks (Cost $822,327,501)		996,870,806

	Principal
	Amount
SHORT-TERM INVESTMENT - 14.19%

Repurchase Agreement - 14.19%

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $164,800,615; collateralized by U.S. Treasury Notes: 3.500% due 12/15/09 and market value $7,185,684, 4.000% due 06/15/09 and market value $19,953,127, 4.625% due 03/31/08 and market value $121,492,048, and 5.000% due 07/31/08 and market value $19,388,350)	$164,721,000	$164,721,000

Total Short-Term Investment (Cost $164,721,000)		164,721,000

TOTAL INVESTMENTS - 100.07% (Cost $987,048,501)		1,161,619,954

OTHER ASSETS & LIABILITIES, NET - (0.07%)		(821,026)

NET ASSETS - 100.00%		$1,160,798,928

Notes to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	20.39%
Consumer Discretionary	17.04%
Short-Term Investment	14.19%
Technology	11.41%
Health Care	9.65%
Materials & Processing	7.97%
Producer Durables	6.32%
Energy	3.83%
Utilities	3.72%
Autos & Transportation	3.19%
Consumer Staples	1.86%
Multi-Industry	0.29%
Integrated Oils	0.21%

100.07%
Other Assets & Liabilities, Net	(0.07%)

100.00%

(b)	Securities with an approximate aggregate market value of $12,655,390 were segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of December 31, 2006:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Depreciation

Russell 2000 (03/07)	416	$166,395,575	($1,058,247)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 25

PACIFIC SELECT FUND
MAIN STREET ® CORE PORTFOLIO
Schedule of Investments
December 31, 2006

	Shares	Value
WARRANTS - 0.00%

Technology - 0.00%

Alcatel-Lucent * (France)
Exp. 12/10/07	68,476	$21,228
MicroStrategy Inc *
Exp. 06/24/07	17,632	1,234

		22,462

Total Warrants (Cost $0)		22,462

COMMON STOCKS - 99.44%

Autos & Transportation - 1.54%

AMR Corp *	21,500	649,945
ArvinMeritor Inc	15,000	273,450
Autoliv Inc	8,500	512,550
Continental Airlines Inc ‘B’ *	23,700	977,625
CSX Corp	242,000	8,332,060
Ford Motor Co	320,100	2,403,951
General Maritime Corp	6,100	214,659
General Motors Corp	256,000	7,864,320
Harley-Davidson Inc	95,000	6,694,650
Kansas City Southern *	2,300	66,654
Laidlaw International Inc	12,900	392,547
Lear Corp	16,900	499,057
Norfolk Southern Corp	52,400	2,635,196
OMI Corp	10,900	230,753
Overseas Shipholding Group Inc	8,700	489,810
Swift Transportation Co Inc *	8,500	223,295
Tenneco Inc *	4,300	106,296
The Goodyear Tire & Rubber Co *	23,700	497,463
Tidewater Inc	10,400	502,944
Westinghouse Air Brake Technologies Corp	2,700	82,026

		33,649,251

Consumer Discretionary - 15.12%

Abercrombie & Fitch Co ‘A’	10,100	703,263
Administaff Inc	9,900	423,423
Aeropostale Inc *	14,200	438,354
American Eagle Outfitters Inc	20,550	641,365
AnnTaylor Stores Corp *	15,800	518,872
Apollo Group Inc ‘A’ *	11,600	452,052
AutoNation Inc *	17,100	364,572
AutoZone Inc *	5,800	670,248
Avon Products Inc	66,400	2,193,856
Barnes & Noble Inc	14,500	575,795
Best Buy Co Inc	173,000	8,509,870
Big Lots Inc *	27,700	634,884
Brinker International Inc	12,450	375,492
Brown Shoe Co Inc	5,700	272,118
Career Education Corp *	20,700	512,946
Carnival Corp (Panama)	57,500	2,820,375
CBS Corp ‘B’	55,600	1,733,608
Charming Shoppes Inc *	3,800	51,414
Chipotle Mexican Grill Inc ‘B’ *	7,917	411,684
Circuit City Stores Inc	23,000	436,540
Clear Channel Communications Inc	317,000	11,266,180
Coach Inc *	119,900	5,150,904
Convergys Corp *	23,800	565,964
Corrections Corp of America *	6,100	275,903
Dick’s Sporting Goods Inc *	9,400	460,506
Dillard’s Inc ‘A’	24,200	846,274
Dollar Tree Stores Inc *	34,400	1,035,440
Domino’s Pizza Inc	7,900	221,200
DSW Inc ‘A’ *	700	26,999
EarthLink Inc *	35,400	251,340
Eastman Kodak Co	21,000	541,800
EchoStar Communications Corp ‘A’ *	74,100	2,818,023
Expedia Inc *	20,161	423,381
Family Dollar Stores Inc	29,100	853,503
Federated Department Stores Inc	324,100	12,357,933
Gannett Co Inc	34,700	2,097,962
Google Inc ‘A’ *	59,400	27,352,512
Group 1 Automotive Inc	4,600	237,912
Hasbro Inc	22,600	615,850
Hewitt Associates Inc ‘A’ *	1,000	25,750
IAC/InterActiveCorp *	81,100	3,013,676
Idearc Inc *	16,665	477,452
IKON Office Solutions Inc	7,900	129,323
ITT Educational Services Inc *	7,800	517,686
J.C. Penney Co Inc	137,800	10,660,208
Jack in the Box Inc *	5,300	323,512
Jones Apparel Group Inc	12,200	407,846
Kohl’s Corp *	183,800	12,577,434
Labor Ready Inc *	22,800	417,924
Las Vegas Sands Corp *	900	80,532
Liberty Global Inc ‘A’ *	40,200	1,171,830
Liberty Media Corp - Capital ‘A’ *	62,300	6,104,154
Liberty Media Corp - Interactive ‘A’ *	82,100	1,770,897
Limited Brands Inc	203,900	5,900,866
Live Nation Inc *	3,200	71,680
Lowe’s Cos Inc	139,000	4,329,850
Manpower Inc	16,100	1,206,373
Marvel Entertainment Inc *	17,200	462,852
Mattel Inc	35,600	806,696
MPS Group Inc *	15,400	218,372
Netflix Inc *	7,700	199,122
News Corp ‘A’	459,700	9,874,356
Nordstrom Inc	221,700	10,938,678
Office Depot Inc *	263,700	10,065,429
OfficeMax Inc	11,900	590,835
Omnicom Group Inc	95,500	9,983,570
Payless ShoeSource Inc *	16,300	534,966
Polo Ralph Lauren Corp	7,900	613,514
RadioShack Corp	17,600	295,328
Rent-A-Center Inc *	14,800	436,748
Ross Stores Inc	20,200	591,860
Sabre Holdings Corp ‘A’	20,800	663,312
Sears Holdings Corp *	36,300	6,095,859
Select Comfort Corp *	7,800	135,642
Skechers U.S.A. Inc ‘A’ *	1,500	49,965
Snap-On Inc	11,500	547,860
Sohu.com Inc *	2,600	62,400
Staples Inc	251,300	6,709,710
Starwood Hotels & Resorts Worldwide Inc	37,300	2,331,250
Target Corp	75,000	4,278,750
Tech Data Corp *	13,700	518,819
Tempur-Pedic International Inc *	20,900	427,614
The DIRECTV Group Inc *	142,200	3,546,468
The Dress Barn Inc *	17,800	415,274
The Gap Inc	394,200	7,686,900
The Gymboree Corp *	11,100	423,576
The Home Depot Inc	650,000	26,104,000
The McGraw-Hill Cos Inc	125,400	8,529,708
The Men’s Wearhouse Inc	18,300	700,158
The TJX Cos Inc	397,900	11,348,108
The Toro Co	9,900	461,637
The Walt Disney Co	330,500	11,326,235
Time Warner Inc	702,200	15,293,916
United Online Inc	33,350	442,888
ValueClick Inc *	14,800	349,724
VeriSign Inc *	23,000	553,150
Viacom Inc ‘B’ *	231,055	9,480,187

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 25

PACIFIC SELECT FUND
MAIN STREET CORE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
Wal-Mart Stores Inc	396,600	$18,314,988
Watson Wyatt Worldwide Inc ‘A’	2,800	126,420
Wendy’s International Inc	17,400	575,766
Wolverine World Wide Inc	7,700	219,604
Yum! Brands Inc	132,300	7,779,240

		330,438,764

Consumer Staples - 4.61%

Altria Group Inc	426,400	36,593,648
ConAgra Foods Inc	167,500	4,522,500
Dean Foods Co *	4,400	186,032
H.J. Heinz Co	17,800	801,178
Kraft Foods Inc ‘A’	29,400	1,049,580
Molson Coors Brewing Co ‘B’	5,000	382,200
NBTY Inc *	14,300	594,451
PepsiCo Inc	135,200	8,456,760
Reynolds American Inc	23,200	1,518,904
Safeway Inc	257,300	8,892,288
Sara Lee Corp	68,000	1,158,040
The Coca-Cola Co	90,000	4,342,500
The Kroger Co	314,600	7,257,822
The Procter & Gamble Co	375,782	24,151,509
UST Inc	12,100	704,220

		100,611,632

Energy - 0.73%

Devon Energy Corp	108,700	7,291,596
Foundation Coal Holdings Inc	6,000	190,560
Frontier Oil Corp	23,400	672,516
Grey Wolf Inc *	31,100	213,346
Halliburton Co	116,100	3,604,905
Holly Corp	9,900	508,860
Parker Drilling Co *	24,900	203,433
SEACOR Holdings Inc *	5,500	545,270
Sunoco Inc	21,600	1,346,976
Tesoro Corp	8,900	585,353
Veritas DGC Inc *	9,600	822,048

		15,984,863

Financial Services - 22.05%

ACE Ltd (Cayman)	85,900	5,202,963
Ambac Financial Group Inc	6,800	605,676
American International Group Inc	427,300	30,620,318
AmeriCredit Corp *	49,200	1,238,364
Ameriprise Financial Inc	134,900	7,352,050
Assurant Inc	16,900	933,725
Astoria Financial Corp	1,050	31,668
Bank of America Corp	924,423	49,354,944
BlackRock Inc	19,600	2,977,240
Capital One Financial Corp	83,200	6,391,424
CapitalSource Inc REIT	6,000	163,860
Chicago Mercantile Exchange Holdings Inc ‘A’	6,300	3,211,425
CIGNA Corp	44,200	5,815,394
Citigroup Inc	871,200	48,525,840
CNA Financial Corp *	6,400	258,048
Corus Bankshares Inc	3,200	73,824
Countrywide Financial Corp	243,200	10,323,840
Covanta Holding Corp *	15,300	337,212
Deluxe Corp	14,900	375,480
DST Systems Inc *	9,300	582,459
Fair Isaac Corp	20,300	825,195
Fannie Mae	243,500	14,461,465
First Data Corp	521,400	13,306,128
Fiserv Inc *	11,600	608,072
Freddie Mac	253,800	17,233,020
International Securities Exchange Holdings Inc	5,900	276,061
Janus Capital Group Inc	19,500	421,005
John H. Harland Co	4,600	230,920
JPMorgan Chase & Co	840,112	40,577,410
Knight Capital Group Inc ‘A’ *	17,300	331,641
Lehman Brothers Holdings Inc	196,600	15,358,392
Lincoln National Corp	87,449	5,806,614
Loews Corp	203,000	8,418,410
M&T Bank Corp	7,600	928,416
MBIA Inc	14,600	1,066,676
Merrill Lynch & Co Inc	283,200	26,365,920
MetLife Inc	176,500	10,415,265
MGIC Investment Corp	7,900	494,066
Morgan Stanley	209,300	17,043,299
Nationwide Financial Services Inc ‘A’	6,300	341,460
Old Republic International Corp	200	4,656
PartnerRe Ltd (Bermuda)	3,100	220,193
Paychex Inc	136,300	5,389,302
Piper Jaffray Cos *	3,300	214,995
Principal Financial Group Inc	143,000	8,394,100
Prudential Financial Inc	20,000	1,717,200
Radian Group Inc	18,800	1,013,508
RenaissanceRe Holdings Ltd (Bermuda)	3,800	228,000
Safeco Corp	8,400	525,420
Safety Insurance Group Inc	2,000	101,420
The Allstate Corp	114,400	7,448,584
The Bear Stearns Cos Inc	71,000	11,557,380
The BISYS Group Inc *	2,000	25,820
The First Marblehead Corp	9,950	543,767
The Goldman Sachs Group Inc	70,200	13,994,370
The Hanover Insurance Group Inc	10,600	517,280
The PMI Group Inc	16,300	768,871
The St. Paul Travelers Cos Inc	228,200	12,252,058
The Western Union Co	175,800	3,941,436
U.S. Bancorp	393,000	14,222,670
Wachovia Corp	340,680	19,401,726
Wells Fargo & Co	849,500	30,208,220
World Acceptance Corp *	2,700	126,765
Zenith National Insurance Corp	3,300	154,803

		481,857,733

Health Care - 11.27%

Abbott Laboratories	134,600	6,556,366
Advanced Medical Optics Inc *	7,700	271,040
Aetna Inc	247,600	10,691,368
AMERIGROUP Corp *	12,600	452,214
AmerisourceBergen Corp	46,600	2,095,136
Amgen Inc *	86,500	5,908,815
Becton Dickinson & Co	27,000	1,894,050
Biogen Idec Inc *	61,100	3,005,509
Boston Scientific Corp *	31,000	532,580
Cardinal Health Inc	7,900	508,997
Caremark Rx Inc	240,400	13,729,244
Centene Corp *	13,100	321,867
Coventry Health Care Inc *	12,500	625,625
Edwards Lifesciences Corp *	7,500	352,800
Eli Lilly & Co	18,700	974,270
Emdeon Corp *	31,800	394,002
Endo Pharmaceuticals Holdings Inc *	21,000	579,180
Forest Laboratories Inc *	199,200	10,079,520
Humana Inc *	112,500	6,222,375
Immucor Inc *	14,700	429,681
Johnson & Johnson	615,200	40,615,504
King Pharmaceuticals Inc *	22,800	362,976
Laboratory Corp of America Holdings *	16,200	1,190,214
Lincare Holdings Inc *	1,100	43,824
McKesson Corp	132,200	6,702,540
Medco Health Solutions Inc *	14,100	753,504
Medtronic Inc	15,100	808,001
Mentor Corp	10,000	488,700
Merck & Co Inc	607,100	26,469,560
Mylan Laboratories Inc	18,900	377,244
Pfizer Inc	1,711,260	44,321,634

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 25

PACIFIC SELECT FUND
MAIN STREET CORE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
Stryker Corp	14,100	$777,051
Thermo Fisher Scientific Inc *	117,300	5,312,517
UnitedHealth Group Inc	446,990	24,016,773
Watson Pharmaceuticals Inc *	12,700	330,581
WellCare Health Plans Inc *	5,200	358,280
WellPoint Inc *	235,331	18,518,196
Wyeth	51,200	2,607,104
Zimmer Holdings Inc *	85,100	6,670,138

		246,348,980

Integrated Oils - 7.45%

Chevron Corp	428,047	31,474,296
ConocoPhillips	366,351	26,358,954
Exxon Mobil Corp	1,043,900	79,994,057
Hess Corp	89,600	4,441,472
Marathon Oil Corp	145,600	13,468,000
Occidental Petroleum Corp	97,848	4,777,918
Paramount Resources Ltd ‘A’ * (Canada)	108,800	2,239,163

		162,753,860

Materials & Processing - 3.87%

Acuity Brands Inc	12,300	640,092
Air Products & Chemicals Inc	31,200	2,192,736
AK Steel Holding Corp *	39,400	665,860
Albemarle Corp	7,700	552,860
Alcoa Inc	331,100	9,936,311
Armor Holdings Inc *	4,100	224,885
Ashland Inc	9,000	622,620
Carpenter Technology Corp	9,600	984,192
Chaparral Steel Co	10,900	482,543
Cleveland-Cliffs Inc	9,000	435,960
Eagle Materials Inc	12,000	518,760
EMCOR Group Inc *	7,300	415,005
Energizer Holdings Inc *	5,700	404,643
Freeport-McMoRan Copper & Gold Inc ‘B’	81,000	4,514,130
Granite Construction Inc	12,800	644,096
H.B. Fuller Co	9,900	255,618
Hercules Inc *	27,700	534,887
Kaydon Corp	2,000	79,480
Lone Star Technologies Inc *	4,500	217,845
Louisiana-Pacific Corp	14,900	320,797
Lyondell Chemical Co	31,900	815,683
Masco Corp	28,100	839,347
NewMarket Corp	6,900	407,445
Nucor Corp	217,500	11,888,550
OM Group Inc *	9,100	412,048
Oregon Steel Mills Inc *	5,200	324,532
Packaging Corp of America	4,300	95,030
Pactiv Corp *	29,400	1,049,286
Phelps Dodge Corp	114,100	13,660,052
PPG Industries Inc	62,600	4,019,546
Quanex Corp	10,050	347,630
Rohm & Haas Co	90,400	4,621,248
Southern Copper Corp	102,700	5,534,503
Steel Dynamics Inc	21,000	681,450
The Dow Chemical Co	334,600	13,363,924
The Lubrizol Corp	7,300	365,949
Tronox Inc ‘B’	1,093	17,258
United States Steel Corp	13,400	980,076
USEC Inc *	33,000	419,760
Valmont Industries Inc	2,300	127,627

		84,614,264

Multi-Industry - 4.90%

3M Co	82,300	6,413,639
Eaton Corp	95,400	7,168,356
General Electric Co	1,629,100	60,618,811
Honeywell International Inc	277,400	12,549,576
Johnson Controls Inc	5,500	472,560
SPX Corp	17,400	1,064,184
Tyco International Ltd (Bermuda)	616,200	18,732,480

		107,019,606

Producer Durables - 5.30%

AGCO Corp *	17,100	529,074
Agilent Technologies Inc *	253,500	8,834,475
Applied Materials Inc	595,200	10,981,440
ARRIS Group Inc *	35,900	449,109
Belden CDT Inc	6,500	254,085
Caterpillar Inc	242,400	14,866,392
Chicago Bridge & Iron Co NV ‘NY’ (Netherlands)	15,500	423,770
Cummins Inc	4,300	508,174
Cymer Inc *	9,500	417,525
Danaher Corp	167,900	12,162,676
Deere & Co	114,700	10,904,529
Diebold Inc	12,100	563,860
Emerson Electric Co	18,200	802,074
Gardner Denver Inc *	6,000	223,860
Headwaters Inc *	18,100	433,676
Illinois Tool Works Inc	130,500	6,027,795
Ingersoll-Rand Co Ltd ‘A’ (Bermuda)	26,700	1,044,771
InterDigital Communications Corp *	6,600	221,430
Lexmark International Inc ‘A’ *	10,100	739,320
Lockheed Martin Corp	171,000	15,743,970
Northrop Grumman Corp	197,400	13,363,980
Novellus Systems Inc *	18,500	636,770
Orbital Sciences Corp *	1,200	22,128
Polycom Inc *	29,400	908,754
Regal-Beloit Corp	2,700	141,777
Tektronix Inc	10,400	303,368
Teradyne Inc *	37,000	553,520
The Manitowoc Co Inc	6,500	386,295
United Technologies Corp	15,800	987,816
Varian Semiconductor Equipment Associates Inc *	12,900	587,208
Xerox Corp *	697,000	11,814,150

		115,837,771

Technology - 16.82%

Acxiom Corp	8,900	228,285
ADTRAN Inc	9,000	204,300
Affiliated Computer Services Inc ‘A’ *	800	39,072
Agere Systems Inc *	20,900	400,653
Altera Corp *	29,700	584,496
Amdocs Ltd * (United Kingdom)	11,300	437,875
Amkor Technology Inc *	43,400	405,356
Analog Devices Inc	331,900	10,909,553
Applera Corp-Applied Biosystems Group	39,400	1,445,586
Atmel Corp *	12,300	74,415
Avaya Inc *	52,800	738,144
Avnet Inc *	12,000	306,360
AVX Corp	10,800	159,732
BEA Systems Inc *	85,100	1,070,558
BMC Software Inc *	40,900	1,316,980
Brocade Communications Systems Inc *	59,700	490,137
CA Inc	196,659	4,454,326
Cadence Design Systems Inc *	35,800	641,178
Ceridian Corp *	16,500	461,670
Check Point Software Technologies Ltd * (Israel)	8,100	177,552
Cisco Systems Inc *	990,300	27,064,899
Cognos Inc * (Canada)	5,700	242,022
CommScope Inc *	14,100	429,768
Computer Sciences Corp *	15,400	821,898
Compuware Corp *	63,600	529,788
CSG Systems International Inc *	7,600	203,148
Dell Inc *	839,900	21,073,091

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 25

PACIFIC SELECT FUND
MAIN STREET CORE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2006

	Shares	Value
Digital River Inc *	6,000	$334,740
Electronic Data Systems Corp	227,800	6,275,890
EMC Corp *	911,000	12,025,200
Emulex Corp *	21,200	413,612
Fairchild Semiconductor International Inc *	600	10,086
Gartner Inc *	4,700	93,013
General Dynamics Corp	167,900	12,483,365
Hewlett-Packard Co	630,100	25,953,819
Hittite Microwave Corp *	6,300	203,616
Hyperion Solutions Corp *	13,700	492,378
Integrated Device Technology Inc *	49,100	760,068
Intel Corp	1,323,600	26,802,900
International Business Machines Corp	387,700	37,665,055
Intersil Corp ‘A’	23,800	569,296
Intuit Inc *	348,000	10,617,480
Linear Technology Corp	19,500	591,240
LSI Logic Corp *	62,300	560,700
McAfee Inc *	21,400	607,332
Mentor Graphics Corp *	24,200	436,326
Micrel Inc *	23,800	256,564
Micron Technology Inc *	252,900	3,530,484
Micros Systems Inc *	5,700	300,390
Microsoft Corp	1,401,200	41,839,832
MicroStrategy Inc ‘A’ *	3,700	421,837
Motorola Inc	796,000	16,365,760
National Semiconductor Corp	32,100	728,670
NCR Corp *	14,200	607,192
Network Appliance Inc *	95,400	3,747,312
Novell Inc *	37,500	232,500
NVIDIA Corp *	210,000	7,772,100
OmniVision Technologies Inc *	22,800	311,220
Oracle Corp *	1,341,800	22,998,452
Plexus Corp *	1,900	45,372
QLogic Corp *	18,900	414,288
QUALCOMM Inc	249,200	9,417,268
Raytheon Co	259,500	13,701,600
Silicon Image Inc *	32,700	415,944
Solectron Corp *	38,100	122,682
Sybase Inc *	22,100	545,870
Symantec Corp *	645,000	13,448,250
Synopsys Inc *	38,600	1,031,778
Texas Instruments Inc	544,800	15,690,240
TIBCO Software Inc *	6,700	63,248
UTStarcom Inc *	48,300	422,625
Verigy Ltd * (Singapore)	29,813	529,181
Vishay Intertechnology Inc *	22,800	308,712
WebEx Communications Inc *	5,800	202,362
Websense Inc *	12,400	283,092

		367,561,783

Utilities - 5.78%

Alliant Energy Corp	2,900	109,533
American Electric Power Co Inc	49,100	2,090,678
AT&T Inc	793,132	28,354,469
Avista Corp	2,200	55,682
BellSouth Corp	497,400	23,432,514
CenterPoint Energy Inc	30,400	504,032
CenturyTel Inc	26,200	1,143,892
Citizens Communications Co	34,700	498,639
Comcast Corp ‘A’ *	187,500	7,936,875
Dobson Communications Corp ‘A’ *	21,100	183,781
Embarq Corp	10,485	551,092
ONEOK Inc	14,200	612,304
PG&E Corp	186,000	8,803,380
Qwest Communications International Inc *	51,400	430,218
Sprint Nextel Corp	1,086,613	20,526,120
Telephone & Data Systems Inc	12,700	689,991
Verizon Communications Inc	813,600	30,298,464

		126,221,664

Total Common Stocks (Cost $1,946,198,073)		2,172,900,171

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.62%

Repurchase Agreement - 0.62%

State Street Bank and Trust Co 4.350% due 01/02/07 (Dated 12/29/06, repurchase price of $13,623,582; collateralized by U.S. Treasury Notes: 3.500% due 12/15/09 and market value $13,893,096)	$13,617,000	13,617,000

Total Short-Term Investment (Cost $13,617,000)		13,617,000

TOTAL INVESTMENTS - 100.06% (Cost $1,959,815,073)		2,186,539,633

OTHER ASSETS & LIABILITIES, NET - (0.06%)		(1,253,116)

NET ASSETS - 100.00%		$2,185,286,517

Note to Schedule of Investments
(a)	As of December 31, 2006, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	22.05%
Technology	16.82%
Consumer Discretionary	15.12%
Health Care	11.27%
Integrated Oils	7.45%
Utilities	5.78%
Producer Durables	5.30%
Multi-Industry	4.90%
Consumer Staples	4.61%
Materials & Processing	3.87%
Autos & Transportation	1.54%
Energy	0.73%
Short-Term Investment	0.62%

100.06%
Other Assets & Liabilities, Net	(0.06%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 25

PACIFIC SELECT FUND
Schedule of Investments
Explanation of Symbols and Terms
December 31, 2006

Explanation of Symbols for Schedules of Investments

*	Non-income producing securities.

‡	Securities were fully/partially segregated with the broker(s)/custodian to cover margin requirements for open futures contracts as of December 31,2006.

λ	Total shares owned by the portfolio as of December 31, 2006 was less than one share.

Explanation of Terms for Schedules of Investments
Other Abbreviations:

‘NY’	New York Shares
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies—not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies—not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers—not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The Chief Executive Officer, President and Treasurer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99(a)(1)—Code of ethics that is subject to the disclosure of Item 2 hereof.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.906 CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Select Fund
Date: March 6, 2007	By:	/s/ Mary Ann Brown
Mary Ann Brown
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: March 6, 2007	By:	/s/ James T. Morris
James T. Morris
Chief Executive Officer

Date: March 6, 2007	By:	/s/ Mary Ann Brown
Mary Ann Brown
President

Date: March 6, 2007	By:	/s/ Brian D. Klemens
Brian D. Klemens
Treasurer (Principal Financial and Accounting Officer)